UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Artio International Stock Portfolio returned 0.45%, 0.20%, and 0.33%, respectively, compared to its new benchmark, Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S.1 which returned 13.92%.

MARKET ENVIRONMENT/CONDITIONS

International equity markets posted strong gains in the second quarter as the massive amounts of liquidity that governments pumped into their economies began to take hold and helped slow the pace of economic deterioration. The amount of stimulus spending and the speed with which it took place has no historical equal.

Despite fears that emerging markets would be among the hardest hit of the financial crisis they have rebounded strongly this year. In the second quarter, they outpaced the returns of developed nations by almost one and a half times. This divergence suggested that the once-popular theory of decoupling, which proposes that emerging markets can move independently of developed nations, may have made a comeback.

Continental Europe has noticeably lagged despite the implementation of stimulus plans of varying degrees by governments across the region. This is due to a more prudent approach from Europe where the view remains divided over the long-term benefits of higher government spending which comes with the burden of increased national indebtedness. According to the European Central Bank, monetary and credit growth have continued to decline. In addition, the weakened labor market and ongoing housing correction have led to downward revisions in gross domestic product (GDP).

PORTFOLIO REVIEW/CURRENT POSITIONING

While from a longer term perspective, we preferred developed European markets due to more attractive valuations, a lack of near term catalysts, tempered these views as we saw more attractive near-term opportunities in areas of the world where there were visible signs of GDP growth, namely emerging markets. (Many developed world GDP forecasts were negative.) We have increased our weighting to emerging markets (including positions in emerging Asia, such as South Korea, Taiwan, China and India as well as Latin America), focusing on more liquid instruments (both passive and active), mindful that we may need to quickly reverse this course if economic data and investor sentiment turn negative. Our concern remained that the global economy was weak. Temporary help from massive monetary and fiscal stimulus in the US and China (in particular), was not enough to offset the negative trends in unemployment and wage growth. As a result, we are at approximately a benchmark weight to emerging markets (versus the MSCI ACWI [ex-US]).

We viewed developed Europe as attractive given valuation and structural considerations. Based on our analysis, many companies there are exceedingly attractive on several valuation measures. However, our allocation to the region was decreased as we reduced our allocations to traditionally defensive sectors such as telecom, in favor of more cyclical and commodity oriented industries, many companies found outside of developed Europe. We observe that when compared to Asia and other emerging markets, the valuation differences between the two are almost as widespread as reached in 1994. We also viewed the region as structurally sound—it has not used monetary and fiscal policies to the detriment of long-term economic and financial stability.

Our defensive positioning, which helped relative results for 2008, led us to underperform so far this year, most particularly in the period from March 9 through April 20. In early March, negative sentiment previously targeted at the banking sector and other areas quickly began to turn more optimistic. A sudden and dramatic reversal in the performance of financials, emerging markets and more cyclical industries led us to underperform given our underrepresentation and allocation within many of these sectors as well as a focus on companies we deemed as having higher quality balance sheets. While we have moved to reduce these differences between the portfolio and the benchmark, the speed and magnitude at which markets turned left a negative imprint on relative results.

For the period, not owning certain banks in Continental Europe detracted from performance. Although we did not maintain a high level of optimism for European banks, we felt that stimulus efforts continued to drive markets. When possible, we chose to gain exposure to financial companies through what we viewed as more liquid holdings, including the use of indexed positions and many large liquid bank holdings. This positioning reflected our continued concern over a difficult outlook for the sector.

Our defensive bottom-up security selection also hurt within some cyclically oriented sectors. Energy was a relative detractor, primarily as a result of Continental European stock selection where the stocks are viewed as more defensive due to their higher dividend yields and their higher correlation to old world economies. The sector’s performance fell below the overall index and a select group of our holdings suffered steeper drops in share price than did the overall sector.

An underweight position to emerging markets, particularly Asia and Latin America, also contributed to the below benchmark results. Starting in the fourth quarter of 2008, we made sizeable cuts in our exposure to the region based on falling commodity prices and concerns that they would suffer a disproportionate amount during the financial crisis due to their reliance on the Anglo Saxon consumer who was visibly weakening. While this was helpful during the final quarter of 2008, our underweight has hindered results this year as the appetite for risk has increased and hopes of a ‘V’ shaped recovery have resurfaced.

As markets rose at the end of the first quarter, a higher than normal cash weighting also had a negative impact. At the end of the second quarter, the portfolio was near fully invested. An overweight position and strong security selection in materials contributed to performance.

MSF-1

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

On an absolute basis, consumer discretionary and financials also had a positive impact to returns. A classically defensive sector where our allocation had a positive impact on returns was healthcare.

During the period, as for much of the first quarter, company fundamentals took a back seat to news flow. Investors moved further out on the risk spectrum after the March 9 market low helping previously battered sectors such as financial services to realize significant upswings. Risk taking and ‘green shoots’ strategies remained the winners with all other investments lagging.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. This index excludes investment in the United States.

MSF-2

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD INDEX (EX-U.S.)

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Artio International Stock Portfolio
Class A	0.45	-36.30	-0.80	-1.62	—
Class B	0.20	-36.48	-1.08	—	0.52
Class E	0.33	-36.41	-0.96	—	-1.17
MSCI EAFE Index	7.95	-31.35	2.31	1.16
MSCI All Country World Index (Ex-U.S.)	13.92	-30.92	4.48	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
iShares MSCI India	3.7
Rio Tinto, Ltd.	1.6
iShares MSCI Brazil Index Fund	1.5
HSBC Holdings, Plc.	1.5
Vodafone Group, Plc.	1.4
Nestle S.A.	1.4
iShares MSCI Taiwan Index Fund	1.4
Total S.A.	1.4
OTP Bank Nyrt	1.3
Eni S.p.A.	1.3

Top Countries

% of Total Net Assets
United Kingdom	13.0
France	9.5
Japan	8.2
Germany	6.6
Switzerland	5.9
Australia	5.7
Canada	4.6
India	3.8
China	3.7
Brazil	3.2

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Artio International Stock—Class A(a)	Actual	0.93%	$1,000.00	$1,004.50	$4.62
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Artio International Stock—Class B(a)	Actual	1.18%	$1,000.00	$1,002.00	$5.86
	Hypothetical	1.18%	$1,000.00	$1,018.87	$5.91

Artio International Stock—Class E(a)	Actual	1.08%	$1,000.00	$1,003.33	$5.36
	Hypothetical	1.08%	$1,000.00	$1,019.37	$5.41

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—82.0% of Net Assets

Security Description	Shares	Value*

Australia—5.7%
Australia & New Zealand Banking Group, Ltd.	220,091	$2,908,085
BHP Billiton, Ltd.	339,088	9,288,915
Commonwealth Bank of Australia	93,529	2,922,928
CSL, Ltd.	55,266	1,427,691
Foster's Group, Ltd.	198,614	822,796
Macquarie Airports	788,844	1,440,119
Macquarie Group, Ltd.	26,340	826,917
National Australia Bank, Ltd.	164,171	2,954,283
QBE Insurance Group, Ltd.	61,815	985,819
Rio Tinto, Ltd. (New Share Issue) (a)	128,663	5,409,235
Rio Tinto, Ltd. (b)	226,161	9,460,645
Telstra Corp., Ltd.	893,435	2,436,587
Wesfarmers, Ltd.	80,322	1,461,430
Westfield Group (REIT)	156,367	1,423,553
Westpac Banking Corp.	180,011	2,914,437
Woodside Petroleum, Ltd.	147,579	5,111,299
Woolworths, Ltd.	118,886	2,512,643

		54,307,382

Austria—0.6%
OMV AG	142,077	5,323,018
Telekom Austria AG	28,917	452,173

		5,775,191

Belgium—0.2%
Anheuser-Busch InBev NV	27,707	1,002,456
Belgacom S.A.	6,349	202,848
Fortis	154,405	526,112
Solvay S.A.	3,136	264,427

		1,995,843

Bermuda—0.2%
Esprit Holdings, Ltd. (HKD)	85,900	480,496
GOME Electrical Appliances Holdings, Ltd. (HKD)	1,380,406	340,201
Li & Fung, Ltd. (HKD)	346,000	918,221

		1,738,918

Brazil—0.7%
Cia Siderurgica Nacional S.A.	21,332	473,417
Vale S.A. (ADR)	374,530	6,602,964

		7,076,381

Canada—4.6%
Bank of Montreal	45,321	1,910,920
Bank of Nova Scotia	51,668	1,929,662
Barrick Gold Corp.	26,604	895,877
Canadian Imperial Bank of Commerce	9,691	486,050
Canadian Natural Resources, Ltd.	47,003	2,473,863
Canadian Pacific Railway, Ltd.	12,305	490,888
EnCana Corp.	179,157	8,886,964
Goldcorp, Inc.	25,511	887,158
Kinross Gold Corp.	48,852	890,816
Manulife Financial Corp.	51,002	885,713
Petro-Canada	144,345	5,577,135

Security Description	Shares	Value*

Canada—(Continued)
Potash Corp. of Saskatchewan, Inc.	9,631	$898,733
Research In Motion, Ltd. (a)	42,543	3,022,680
Rogers Communications, Inc.	17,918	460,819
Royal Bank of Canada	81,460	3,333,092
Suncor Energy, Inc.	80,785	2,457,737
SunLife Financial, Inc.	17,211	464,842
Talisman Energy, Inc.	287,526	4,132,599
Teck Resources, Ltd. (a)	29,240	466,542
The Toronto-Dominion Bank	46,041	2,379,669
Thomson Reuters Corp.	15,856	461,660

		43,393,419

Cayman Islands—0.1%
China Resources Land, Ltd. (HKD)	416,000	918,028

China—2.6%
Bank of China, Ltd.	4,191,000	1,985,833
Bank of Communications Co., Ltd.	282,000	315,132
Beijing Capital International Airport Co., Ltd. (HKD)	1,332,642	926,084
China Citic Bank	771,000	502,750
China Construction Bank Corp.	6,290,000	4,854,789
China Life Insurance Co., Ltd.	776,000	2,885,352
China Merchants Bank Co., Ltd.	89,000	202,333
China Petroleum & Chemical Corp.	2,934,000	2,231,996
China Shenhua Energy Co., Ltd.	287,500	1,047,638
China Telecom Corp., Ltd.	1,024,000	506,305
Industrial & Commercial Bank of China	5,252,000	3,654,108
PetroChina Co., Ltd.	4,656,000	5,136,524
Ping An Insurance Group Co. of China, Ltd.	114,500	772,251

		25,021,095

Czech Republic—1.4%
Komercni Banka AS (GDR)	129,385	6,033,223
Komercni Banka AS (GDR) (U.S. OTC-Traded)	162,464	7,575,696

		13,608,919

Denmark—0.5%
AP Moller-Maersk A/S (Series B)	88	528,104
Danske Bank A/S	44,776	772,432
Novo Nordisk A/S	51,957	2,822,294
Vestas Wind Systems A/S (a)	7,141	513,047

		4,635,877

Finland—0.6%
Fortum Oyj	8,098	184,600
Kone Oyj	17,218	528,473
Nokia Oyj	168,450	2,456,814
Orion Oyj (Series B)	56,157	880,552
Sampo Oyj	15,088	284,545
Stora Enso Oyj	73,335	386,762
UPM-Kymmene Oyj	54,405	473,872

		5,195,618

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—9.4%
Accor S.A. (b)	14,552	$578,317
Aeroports de Paris (b)	70,727	5,187,182
Air Liquide S.A.	10,366	948,646
Air Liquide S.A. (Prime de Fidelite 02)	30,720	2,804,250
Alstom (b)	23,543	1,392,581
AXA S.A.	123,974	2,342,349
BNP Paribas (b)	88,025	5,708,821
Bouygues (b)	21,501	808,057
Carrefour S.A.	57,644	2,464,366
Casino Guichard-Perrachon S.A. (a)	21,412	1,445,414
Cie de Saint-Gobain (b)	28,948	967,330
Compagnie Générale des Etablissements Michelin (Class B) (b)	16,675	952,467
Credit Agricole S.A. (b)	60,677	759,516
EDF S.A. (b)	18,279	890,816
France Telecom S.A.	260,317	5,910,875
Gaz de France S.A. (b)	200,835	7,498,194
Groupe Danone (b)	128,143	6,333,333
Lafarge S.A. (b)	29,308	1,988,723
LVMH Moet Hennessy Louis Vuitton S.A. (b)	17,993	1,376,368
Peugoet S.A. (b)	33,202	875,249
Pinault-Printemps-Redoute S.A. (b)	11,545	944,102
Publicis Groupe (b)	29,092	887,704
Renault S.A.	51,509	1,900,405
Sanofi-Aventis S.A.	137,418	8,076,821
Schneider Electric S.A.	19,107	1,460,411
Société Générale	42,006	2,290,436
Total S.A. (b)	248,412	13,446,379
Vallourec S.A. (b)	4,490	545,546
Veolia Environnement (b)	32,237	951,798
Vinci S.A. (b)	101,013	4,530,736
Vivendi (b)	114,181	2,733,469

		89,000,661

Germany—6.6%
Adidas AG	23,253	885,491
Allianz SE	37,423	3,458,473
BASF AG	37,250	1,484,868
Bayer AG (b)	63,117	3,387,080
Bayerische Motoren Werke AG	25,240	952,664
Beiersdorf AG	8,359	393,806
Daimler AG (b)	104,435	3,776,373
Deutsche Bank AG (b)	62,191	3,782,209
Deutsche Boerse AG	9,152	710,897
Deutsche Post AG	35,833	468,063
Deutsche Telekom AG	389,004	4,594,675
E.ON AG	182,908	6,488,268
Fraport AG Frankfurt Airport Services (b)	260,416	11,157,597
Fresenius SE	33,067	1,550,641
Henkel AG & Co. KGaA	10,431	281,100
K&S AG	7,148	402,414
MAN AG	28,977	1,781,127
Merck KGaA	5,312	541,231
Metro AG (b)	19,620	937,319
Müenchener Rüeckversicherungs AG (b)	18,561	2,508,755
RWE AG	42,149	3,325,414

Security Description	Shares	Value*

Germany—(Continued)
SAP AG (b)	67,866	$2,734,418
Siemens AG	89,615	6,200,325
ThyssenKrupp AG (b)	35,401	881,472

		62,684,680

Greece—0.2%
Hellenic Telecommunications Organization S.A.	61,468	937,649
National Bank of Greece S.A.	20,288	555,517

		1,493,166

Hong Kong—3.0%
Cheung Kong Holdings, Ltd.	205,000	2,344,888
China Merchants Holdings International Co., Ltd.	650,468	1,857,596
China Mobile, Ltd.	945,500	9,480,866
China Overseas Land & Investment, Ltd.	394,000	906,151
CLP Holdings, Ltd.	70,000	464,800
CNOOC, Ltd.	1,296,000	1,595,803
Hang Lung Properties, Ltd.	289,000	937,257
Henderson Land Development Co., Ltd.	120,000	681,897
Hong Kong Exchanges & Clearing, Ltd.	88,300	1,371,060
Hutchison Whampoa, Ltd.	638,000	4,147,461
New World Development, Ltd.	253,000	454,078
Sun Hung Kai Properties, Ltd.	197,000	2,459,673
Swire Pacific, Ltd.	97,500	971,054
Wharf Holdings, Ltd.	191,000	808,690

		28,481,274

Hungary—1.3%
OTP Bank Nyrt (b)	690,028	12,405,972

India—0.1%
ICICI Bank, Ltd. (ADR)	15,913	469,433
Reliance Industries, Ltd.	11,223	474,558

		943,991

Ireland—0.4%
CHR, Plc.	156,986	3,587,580

Italy—2.4%
Assicuraziono Generali S.p.A.	69,933	1,458,663
Atlantia S.p.A.	22,944	464,062
Banca Popolare di Milano Scarl	44,473	265,989
Enel S.p.A.	375,679	1,829,073
Eni S.p.A.	511,358	12,123,519
Intesa Sanpaolo S.p.A.	592,275	1,919,094
Mediaset S.p.A.	52,513	295,121
Mediobanca S.p.A. (b)	38,703	464,897
Saipem S.p.A.	11,213	273,549
Telecom Italia S.p.A.	809,113	1,119,946
UniCredit S.p.A.	949,867	2,432,053

		22,645,966

Japan—8.2%
Aisin Seiki Co., Ltd.	35,401	764,801

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Asahi Breweries, Ltd.	33,400	$479,165
Asahi Glass Co., Ltd.	30,000	239,172
Benesse Corp.	2,400	95,826
Bridgestone Corp.	56,900	887,951
Canon, Inc.	74,567	2,424,539
Central Japan Railway Co.	115	705,888
Daikin Industries, Ltd.	12,108	386,693
Daiwa Securities Group, Inc.	73,100	431,628
Denso Corp.	46,590	1,186,489
East Japan Railway Co.	23,800	1,431,740
Eisai Co., Ltd.	16,480	585,799
FamilyMart Co., Ltd.	6,100	191,000
Fanuc, Ltd.	38,363	3,057,992
Fukuoka Financial Group, Inc.	22,000	98,004
Hitachi Construction Machinary Co., Ltd.	5,500	88,875
Honda Motor Co., Ltd.	187,483	5,128,441
Itochu Corp.	458,957	3,166,850
JFE Holdings, Inc.	22,900	764,115
Kawasaki Heavy Industries, Ltd.	115,000	314,875
KDDI Corp.	138	730,922
Kirin Holdings Co., Ltd.	69,600	970,677
Komatsu, Ltd.	72,725	1,115,030
Konica Minolta Holdings, Inc.	14,000	145,328
Kubota Corp.	57,731	473,654
Kurita Water Industries, Ltd.	3,000	96,552
Kyocera Corp.	6,943	520,312
Lawson, Inc.	4,400	193,167
Makita Corp.	10,200	245,416
Matsushita Electric Industrial Co., Ltd.	85,060	1,139,793
Mitsubishi Corp.	296,119	5,432,922
Mitsubishi Electric Corp.	106,607	670,126
Mitsubishi Estate Co., Ltd.	46,000	761,283
Mitsubishi Heavy Industries, Ltd.	57,000	234,893
Mitsubishi UFJ Financial Group, Inc.	724,600	4,449,868
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,330	204,487
Mitsui & Co., Ltd.	456,162	5,368,518
Mitsui Fudosan Co., Ltd.	37,000	640,387
Mizuho Financial Group, Inc.	559,400	1,299,767
NGK Insulators, Ltd.	60,000	1,217,149
Nidec Corp.	35,100	2,118,896
Nikon Corp.	9,000	154,567
Nintendo Co., Ltd.	3,402	935,322
Nippon Steel Corp.	123,000	468,631
Nippon Telephone & Telegraph Corp.	24,000	975,548
Nissan Motor Co., Ltd.	197,900	1,193,594
Nomura Holdings, Inc.	160,600	1,344,201
NTT DoCoMo, Inc.	975	1,422,618
ORIX Corp.	3,570	210,336
Ricoh Co., Ltd.	63,762	815,969
Seven & I Holdings Co., Ltd.	11,900	278,913
Shin-Etsu Chemical Co., Ltd.	12,582	580,530
SMC Corp.	1,300	139,201
Sony Corp.	45,113	1,164,230
Stanley Electric Co., Ltd.	5,000	100,610
Sumitomo Metal Industries, Ltd.	172,000	453,808
Sumitomo Mitsui Financial Group, Inc.	65,500	2,646,105
Sumitomo Realty & Development Co., Ltd.	33,000	599,684

Security Description	Shares	Value*

Japan—(Continued)
Suzuki Motor Corp.	113,295	$2,530,872
Takeda Pharmaceutical Co., Ltd.	16,575	643,414
The Bank of Yokohama, Ltd.	75,600	402,265
The Chiba Bank, Ltd.	54,300	352,953
The Japan Steel Works, Ltd.	8,000	98,126
The Shizuoka Bank, Ltd.	10,000	98,682
The Sumitomo Trust & Banking Co., Ltd.	79,800	429,150
The Tokyo Electric Power Co., Inc.	19,000	487,895
Tokio Marine Holdings, Inc.	12,100	331,995
Toyota Motor Corp.	230,270	8,696,619
Unicharm Corp.	2,770	211,254

		78,226,082

Jersey—0.3%
WPP, Plc.	452,831	3,011,270

Luxembourg—0.5%
ArcelorMittal (b)	156,194	5,126,567

Mexico—0.4%
América Movil S.A.B. de C.V. (ADR)	76,927	2,978,613
Cemex S.A.B. de C.V.	463,209	432,919
Grupo Televisa S.A.	144,249	490,092

		3,901,624

Netherlands—2.2%
Aegon NV	122,088	750,464
European Aeronautic Defense & Space Co. NV (b)	10,828	175,368
Heineken NV	139,774	5,190,025
ING Groep NV	177,585	1,786,328
Koninklijke KPN NV	294,429	4,053,538
Koninklijke Philips Electronics NV	77,520	1,432,578
Reed Elsevier NV	161,662	1,781,778
TNT NV	24,988	486,409
Unilever NV (b)	199,291	4,806,716

		20,463,204

Norway—1.0%
DnB NOR ASA	95,797	732,439
Norsk Hydro ASA (b)	85,502	440,526
Orkla ASA	63,962	465,309
StatoilHydro ASA	371,529	7,328,840
Telenor ASA	38,290	295,177

		9,262,291

Portugal—0.1%
Energias de Portugal S.A.	140,366	550,412

Russia—2.6%
Gazprom OAO (ADR)	350,903	7,150,346
Holding MRSK OAO (GDR) (144A) (a)	8,150	167,238
Inter Rao Ues OAO (GDR)	13,649	98,273
Kuzbassenergo OJSC (GDR) (144A) (a)	4,558	12,535
LUKOIL Co. (ADR)	95,588	4,270,703

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Russia—(Continued)
MMC Norilsk Nickel (ADR)	259,247	$2,385,072
Mobile Telesystems OJSC (ADR) (a)	74,084	2,735,922
Mosenergo OAO (GDR) (144A) (a)	14,760	33,520
NovaTek OAO (GDR)	38,350	1,839,711
Novolipetsk Steel OJSC (GDR)	45,080	924,658
OGK-1 OAO (GDR) (144A) (a)	278,217	267,088
OGK-3 OJSC (GDR) (144A) (a)	118,980	336,713
OGK-4 OJSC (GDR) (144A)	66,991	105,511
RAO Unified Energy System (GDR) (c) (d)	32,603	0
Rosneft Oil, Co. (GDR)	377,150	2,069,582
TGK-2 (GDR) (144A) (a)	4,232	11,003
TGK-4 (GDR) (144A) (a)	10,345	16,035
TGK-9 OAO (GDR) (144A) (a)	2,326	5,117
Vimpel-Communications (ADR)	198,669	2,338,334
Volga Territorial Generating Co. (GDR) (144A) (a)	48,310	108,553
Yenisei Territorial Generating Co. OJSC (GDR) (144A) (a)	11,236	8,989

		24,884,903

South Africa—0.2%
Anglo Platinum, Ltd.	6,993	493,841
Impala Platinum Holdings, Ltd.	60,310	1,330,299
Sasol, Ltd.	13,163	460,693

		2,284,833

South Korea—2.9%
Hyundai Heavy Industries Co., Ltd.	13,052	1,941,965
Hyundai Motor Co.	90,126	5,223,681
KB Financial Group, Inc. (a)	15,040	500,892
KT Corp.	13,130	378,371
KT&G Corp.	18,292	1,033,162
NHN Corp. (a)	3,057	422,400
POSCO	13,317	4,410,360
POSCO (ADR)	31,797	2,628,658
Samsung Electronics Co., Ltd.	16,823	7,791,118
Shinhan Financial Group Co., Ltd.	20,590	517,190
SK Telecom Co., Ltd.	16,064	2,193,158

		27,040,955

Spain—3.0%
Banco Bilbao Vizcaya Argentaria S.A.	314,450	3,960,120
Banco Popular Espanol S.A. (b)	41,215	360,434
Banco Santander S.A.	807,158	9,734,862
EDP Renovaveis S.A.	69,996	717,564
Gamesa Corp. Tecnologica S.A. (b)	14,378	272,796
Iberdrola Renovables (a) (b)	123,852	566,470
Iberdrola S.A. (b)	306,679	2,492,614
Inditex S.A.	42,048	2,019,494
Telefonica S.A.	348,783	7,903,860

		28,028,214

Sweden—1.1%
Atlas Copco AB (Series A) (b)	73,179	732,171
Getinge AB (Class B) (b)	74,922	980,264

Security Description	Shares	Value*

Sweden—(Continued)
Hennes & Mauritz AB (Series B) (b)	57,704	$2,878,313
Sandvik AB (b)	215,620	1,602,994
SKF AB (b)	151,168	1,864,384
Svenska Cellulosa AB	145,425	1,526,967
TeliaSonera AB	96,233	505,083
Volvo AB (Series B) (b)	77,494	479,142

		10,569,318

Switzerland—5.9%
ABB, Ltd.	222,381	3,499,421
Adecco S.A.	11,036	460,742
Credit Suisse Group AG	106,548	4,862,538
Flughafen Zuerich AG	8,209	1,836,274
Givaudan S.A.	915	560,355
Holcim, Ltd.	22,156	1,261,723
Nestle S.A.	362,151	13,664,224
Nobel Biocare Holding AG	16,826	368,757
Novartis AG	265,455	10,782,052
Roche Holding AG	70,534	9,593,414
Swatch Group AG (Class B)	2,695	433,241
Swiss Reinsurance	32,695	1,081,430
Swisscom AG	3,428	1,052,621
Syngenta AG	8,161	1,894,579
UBS AG	250,701	3,066,414
Zurich Financial Services AG	10,453	1,849,773

		56,267,558

Taiwan—0.5%
Chunghwa Telecom Co., Ltd. (ADR)	26,450	524,503
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	423,955	3,989,417
United Microelectronics Corp. (ADR)	135,429	357,533

		4,871,453

Ukraine—0.0%
UkrTelecom (GDR)	32,890	80,234

United Kingdom—12.4%
Anglo American, Plc.	187,659	5,475,027
AstraZeneca, Plc.	74,244	3,268,914
Aviva, Plc.	42,593	240,647
Barclays, Plc.	418,662	1,949,658
BG Group, Plc.	28,330	475,912
BHP Billiton, Plc.	394,946	8,919,420
BP, Plc.	1,152,395	9,117,415
British American Tobacco, Plc.	100,626	2,779,325
BT Group, Plc.	316,788	530,238
Cadbury, Plc.	111,250	950,166
Diageo, Plc.	193,555	2,779,121
GlaxoSmithKline, Plc.	596,045	10,494,175
HSBC Holdings, Plc. (HKD)	386,800	3,241,267
HSBC Holdings, Plc.	1,271,408	10,552,816
Imperial Tobacco Group, Plc.	69,214	1,799,876
J. Sainsbury, Plc.	185,891	959,549
Legal & General Group, Plc.	395,124	369,186

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Lloyds Banking Group, Plc.	3,289,039	$3,784,494
Marks & Spencer Group, Plc.	102,483	517,149
Old Mutual, Plc.	428,623	570,655
Prudential, Plc.	202,705	1,379,027
Rio Tinto, Plc.	186,722	6,499,190
Rolls-Royce Group, Plc.	82,906	494,243
Rolls-Royce Group, Plc. (C Shares) (a)	16,256,611	26,740
Royal Bank of Scotland Group, Plc.	1,440,798	916,073
Royal Dutch Shell, Plc. (EUR)	383,927	9,581,125
Standard Chartered, Plc.	132,840	2,501,530
Tesco, Plc.	877,014	5,110,846
Vodafone Group, Plc.	7,085,887	13,694,327
WM Morrison Supermarkets, Plc.	167,134	651,134
Xstrata, Plc.	751,564	8,287,434

		117,916,679

United States—0.1%
Southern Copper Corp.	21,983	449,333

Total Common Stock (Identified Cost $786,539,341)		777,844,891

Exchange Traded Funds—8.8%

Brazil—1.6%
iShares MSCI Brazil Index Fund	276,880	14,666,333

China—1.1%
iShares FTSE/Xinhua China 25 Index Fund	266,736	10,234,660

India—3.7%
iShares MSCI India (a)	6,504,200	35,397,802

Taiwan—1.4%
iShares MSCI Taiwan Index Fund	1,346,641	13,587,608

United States—1.0%
iShares MSCI Emerging Markets Index Fund	298,765	9,629,196

Total Exchange Traded Funds (Identified Cost $78,417,045)		83,515,599

Preferred Stock—0.9%

Brazil—0.9%
Banco Bradesco S.A.	63,572	937,327
Gerdau S.A.	44,453	463,641
Itau Unibanco Holding S.A.	59,728	945,073
Petroleo Brasileiro S.A.	311,132	5,136,725
Usiminas Siderurgicas de Minas Gerais S.A.	44,330	938,475

		8,421,241

Preferred Stock—(Continued)
Security Description	Shares	Value*

Germany—0.0%
Volkswagen AG	5,251	$367,182

Total Preferred Stock (Identified Cost $8,786,355)		8,788,423

Rights—0.5%

United Kingdom—0.5%
Rio Tinto, Plc. (a)	123,870	4,871,750

Total Rights (Identified Cost $4,069,119)		4,871,750

Warrants—0.1%

Italy—0.0%
Unione di Banche Italiane SCPA (a)	28,944	2,232

Russia—0.1%
Unified Energy System of Russia (144A)(a)	112	453,991

Total Warrants (Identified Cost $1,495,851)		456,223

Short Term Investments—21.5%
	Shares/Par Amount

United States—21.5%
State Street Navigator Securities Lending Prime Portfolio (e)	78,747,624	78,747,624
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $124,992,035 on 07/01/09, collateralized by $94,705,000 Federal Home Loan Mortgage Corp. 1.000% due 04/01/11 with a value of $94,823,381; and by $32,390,000 Federal Home Loan Mortgage Corp. 1.625% due 04/26/11 with a value of $62,673,413.	$124,992,000	124,992,000

Total Short Term Investments (Identified Cost $203,739,624)		203,739,624

Total Investments—113.8% (Identified Cost $1,083,047,335) (f)		1,079,216,510
Liabilities in excess of other assets		(130,506,116)

Net Assets—100%		$948,710,394

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $73,498,636 and the collateral received consisted of cash in the amount of $78,747,624. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Zero Valued Security.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,083,047,335 and the composition of unrealized appreciation and depreciation of investment securities was $73,958,780 and $(77,789,605), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $1,526,293, which is 0.1% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(HKD)—	Hong Kong Dollar
(EUR)—	Euro

Ten Largest Industries as of June 30, 2009	Percentage of Net Assets
Oil, Gas & Consumable Fuels	13.8%
Commercial Banks	12.5%
Metals & Mining	9.5%
Exchange Traded Funds	8.8%
Diversified Telecommunication Services	3.9%
Semiconductors & Semiconductor Equipment	3.9%
Wireless Telecommunication Services	3.6%
Automobiles	3.2%
Food Products	2.6%
Pharmaceuticals	2.5%

Forward Contracts

Forward Currency Contracts*	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
Canadian Dollar (bought)	Credit Suisse	9/16/2009	25,234,866	$22,466,339	$21,715,232	$(751,107)
Canadian Dollar (sold)	Credit Suisse	9/16/2009	3,426,220	2,957,807	2,948,348	9,459
Czech Koruna (bought)	Credit Suisse	7/14/2009	6,451,756	286,236	347,788	61,552
Czech Koruna (bought)	Credit Suisse	10/14/2009	6,476,368	287,328	348,173	60,845
Czech Koruna (bought)	Credit Suisse	10/27/2009	27,751,209	1,501,689	1,491,405	(10,284)
Czech Koruna (sold)	Credit Suisse	7/14/2009	6,451,756	351,594	347,788	3,806
Czech Koruna (sold)	Credit Suisse	9/16/2009	73,881,185	3,859,940	3,975,143	(115,203)
Czech Koruna (sold)	Credit Suisse	10/14/2009	6,476,368	351,594	348,173	3,421
Czech Koruna (sold)	Credit Suisse	10/27/2009	64,888,685	3,237,474	3,487,247	(249,773)
Czech Koruna (sold)	Credit Suisse	10/27/2009	51,261,563	2,601,450	2,754,898	(153,448)
Czech Koruna (sold)	Credit Suisse	10/27/2009	12,779,621	650,362	686,802	(36,440)
Czech Koruna (sold)	Credit Suisse	10/27/2009	60,756,294	3,171,493	3,265,164	(93,671)
Hungarian Forint (bought)	JPMorgan Chase	9/16/2009	240,093,890	1,215,050	1,214,425	(625)
Hungarian Forint (sold)	JPMorgan Chase	9/16/2009	2,171,682,339	10,711,134	10,984,643	(273,509)
Japanese Yen (bought)	JPMorgan Chase	9/16/2009	827,586,334	8,602,768	8,589,932	(12,836)
Japanese Yen (bought)	Brown Brothers Harriman	9/16/2009	227,797,909	2,368,503	2,364,428	(4,075)
Japanese Yen (bought)	Credit Suisse	9/16/2009	5,578,401,330	57,987,540	57,901,017	(86,523)
Polish Zlotty (bought)	UBS AG	10/20/2009	7,813,597	2,814,190	2,438,924	(375,266)
Polish Zlotty (bought)	UBS AG	10/20/2009	11,337,990	4,241,373	3,539,023	(702,350)
Polish Zlotty (bought)	UBS AG	11/19/2009	30,799,561	11,394,221	9,596,472	(1,797,749)
Polish Zlotty (sold)	UBS AG	10/20/2009	19,151,588	6,107,985	5,977,947	130,038
Polish Zlotty (sold)	UBS AG	11/19/2009	7,419,978	2,353,494	2,311,903	41,591
Polish Zlotty (sold)	UBS AG	11/19/2009	23,379,583	7,458,078	7,284,569	173,509
Pound Sterling (bought)	Deutsche Bank	9/16/2009	8,854,662	14,473,475	14,563,248	89,773
Pound Sterling (bought)	Credit Suisse	9/19/2009	3,031,383	4,967,103	4,985,711	18,608
Swedish Krona (sold)	UBS AG	9/8/2009	38,459,075	5,024,900	4,973,464	51,436

Net Unrealized Depreciation						$(4,018,821)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Futures Contracts

Futures Contracts-Long*	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Unrealized Appreciation
TOPIX Index Futures	Credit Suisse	9/11/2009	420	$40,189,996	$40,266,515	$76,519

*	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$54,307,382	$—	$54,307,382
Austria	—	5,775,191	—	5,775,191
Belgium	—	1,995,843	—	1,995,843
Bermuda	—	1,738,918	—	1,738,918
Brazil	6,602,964	473,417	—	7,076,381
Canada	3,022,680	40,370,739	—	43,393,419
Cayman Islands	—	918,028	—	918,028
China	—	25,021,095	—	25,021,095
Czech Republic	—	13,608,919	—	13,608,919
Denmark	—	4,635,877	—	4,635,877
Finland	—	5,195,618	—	5,195,618
France	—	89,000,661	—	89,000,661
Germany	—	62,684,680	—	62,684,680
Greece	—	1,493,166	—	1,493,166
Hong Kong	—	28,481,274	—	28,481,274
Hungary	—	12,405,972	—	12,405,972
India	—	943,991	—	943,991
Ireland	—	3,587,580	—	3,587,580
Italy	—	22,645,966	—	22,645,966
Japan	—	78,226,082	—	78,226,082
Jersey	—	3,011,270	—	3,011,270
Luxembourg	—	5,126,567	—	5,126,567
Mexico	—	3,901,624	—	3,901,624
Netherlands	—	20,463,204	—	20,463,204
Norway	—	9,262,291	—	9,262,291
Portugal	—	550,412	—	550,412
Russia	4,575,633	20,309,270	—	24,884,903
South Africa	—	2,284,833	—	2,284,833
South Korea	2,628,658	24,412,297	—	27,040,955
Spain	—	28,028,214	—	28,028,214
Sweden	—	10,569,318	—	10,569,318
Switzerland	—	56,267,558	—	56,267,558
Taiwan	357,533	4,513,920	—	4,871,453
Ukraine	—	80,234	—	80,234
United Kingdom	—	117,916,679	—	117,916,679
United States	449,333	—	—	449,333
Total Common Stock	17,636,801	760,208,090	—	777,844,891

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Brazil	$14,666,333	$—	$—	$14,666,333
China	10,234,660	—	—	10,234,660
India	35,397,802	—	—	35,397,802
Taiwan	13,587,608	—	—	13,587,608
United States	9,629,196	—	—	9,629,196
Total Mutual Funds	83,515,599	—	—	83,515,599

Preferred Stock
Brazil	—	8,421,241	—	8,421,241
Germany	—	367,182	—	367,182
Total Preferred Stock	—	8,788,423	—	8,788,423

Rights
United Kingdom	—	4,871,750	—	4,871,750

Warrants
Italy	—	2,232	—	2,232
Russia	—	453,991	—	453,991
Total Warrants	—	456,223	—	456,223

Short Term Investments
United States	78,747,624	124,992,000	—	203,739,624
Total Investments	$179,900,024	$899,316,486	$—	$1,079,216,510

Futures Contracts*
Futures Contracts Long (Appreciation)	$76,519	$—	$—	$76,519
Forward Contracts*
Forward Currency Contracts (Appreciation)	—	644,038	—	644,038
Forward Currency Contracts (Depreciation)	—	(4,662,859)	—	(4,662,859)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Total
Balance as of December 31, 2008	$0	$0
Transfers In (Out) of Level 3	0	0
Accrued discounts/premiums	0	0
Realized Gain (Loss)	0	0
Change in unrealized appreciation (depreciation)	164,060	164,060
Net Purchases (Sales)	(164,060)	(164,060)
Balance as of June 30, 2009	$0	$0

The accompanying notes are an integral part of the financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,079,216,510
Cash		2,178,388
Foreign cash at value (c)		6,593,861
Receivable for:
Securities sold		21,456,887
Fund shares sold		435,321
Accrued interest and dividends		2,510,600
Foreign taxes		400,839
Futures variation margin		284,368

Total Assets		1,113,076,774
Liabilities
Payable for:
Securities purchased	$80,205,771
Fund shares redeemed	234,075
Open forward currency contracts—net	4,018,818
Withholding taxes	254,006
Collateral for securities loaned	78,747,624
Accrued expenses:
Management fees	632,241
Distribution & service fees	22,723
Deferred directors’ fees	2,421
Other expenses	248,701

Total Liabilities		164,366,380

Net Assets		$948,710,394

Net assets consists of:
Capital paid in		$1,531,233,114
Undistributed net investment income		11,820,515
Accumulated net realized losses		(586,452,005)
Unrealized depreciation on investments, futures contracts and foreign currency		(7,891,230)

Net Assets		$948,710,394

Net Assets
Class A		$825,932,767
Class B		87,143,517
Class E		35,634,110

Capital Shares (Authorized) Outstanding
Class A (150,000,000)		106,379,213
Class B (25,000,000)		11,362,233
Class E (10,000,000)		4,630,254

Net Asset Value and Redemption Price Per Share
Class A		$7.76
Class B		7.67
Class E		7.70

(a) Identified cost of investments		$1,083,047,335
(b) Includes cash collateral for securities loaned of		78,747,624
(c) Identified cost of foreign cash		6,746,518

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$14,893,355	(a)
Interest		937,300	(b)

		15,830,655
Expenses
Management fees	$3,415,928
Distribution & service fees—Class B	94,998
Distribution & service fees—Class E	24,869
Directors’ fees and expenses	15,769
Custodian	355,788
Audit and tax services	18,576
Legal	13,237
Printing	111,179
Insurance	7,867
Miscellaneous	5,923

Total expenses	4,064,134
Less broker commission recapture	(6,124)
Management fee waivers	(156,063)	3,901,947

Net Investment Income		11,928,708

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(114,544,163)
Futures contracts—net	(2,999,924)
Foreign currency transactions—net	(53,421,723)	(170,965,810)

Change in unrealized appreciation (depreciation) on:
Investments—net	172,211,917
Futures contracts—net	(238,775)
Foreign currency transactions—net	(2,744,702)	169,228,440

Net loss		(1,737,370)

Net Increase in Net Assets From Operations		$10,191,338

(a)	Net of foreign taxes of $1,935,925.
(b)	Includes income on securities loaned of $922,765.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$11,928,708	$19,735,575
Net realized loss	(170,965,810)	(426,953,448)
Change in unrealized appreciation (depreciation)	169,228,440	(245,020,876)

Increase (decrease) in net assets from operations	10,191,338	(652,238,749)

From Distributions to Shareholders
Net investment income
Class A	(5,574,670)	(19,438,119)
Class B	(340,042)	(2,840,662)
Class E	(187,907)	(1,636,280)

	(6,102,619)	(23,915,061)

Net realized gain
Class A	0	(74,892,503)
Class B	0	(12,123,822)
Class E	0	(6,705,711)

	0	(93,722,036)

Total distributions	(6,102,619)	(117,637,097)

Increase in net assets from capital share transactions	91,227,104	700,649,792

Total increase (decrease) in net assets	95,315,823	(69,226,054)

Net Assets
Beginning of the period	853,394,571	922,620,625

End of the period	$948,710,394	$853,394,571

Undistributed Net Investment Income
End of the period	$11,820,515	$5,994,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	19,987,256	$142,304,349	60,821,205	$759,191,170
Reinvestments	819,804	5,574,670	7,222,865	94,330,622
Redemptions	(8,851,536)	(62,505,646)	(19,302,404)	(191,337,365)

Net increase	11,955,524	$85,373,373	48,741,666	$662,184,427

Class B
Sales	1,578,295	$10,972,403	3,101,609	$34,489,498
Reinvestments	50,601	340,042	1,160,038	14,964,484
Redemptions	(613,304)	(4,099,223)	(1,437,703)	(15,862,167)

Net increase	1,015,592	$7,213,222	2,823,944	$33,591,815

Class E
Sales	296,618	$2,045,508	866,362	$9,350,386
Reinvestments	27,879	187,907	644,667	8,341,991
Redemptions	(526,435)	(3,592,906)	(1,141,165)	(12,818,827)

Net increase (decrease)	(201,938)	$(1,359,491)	369,864	$4,873,550

Increase derived from capital share transactions		$91,227,104		$700,649,792

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.80		$16.04	$15.49	$13.48	$11.50	$9.86

Income (Loss) From Investment Operations
Net investment income	0.11	(a)	0.22 (a)	0.20 (a)	0.13	0.14	0.10
Net realized and unrealized gain (loss) of investments	(0.09)		(6.51)	1.38	2.09	1.92	1.68

Total from investment operations	0.02		(6.29)	1.58	2.22	2.06	1.78

Less Distributions
Distributions from net investment income	(0.06)		(0.40)	(0.17)	(0.21)	(0.08)	(0.14)
Distributions from net realized capital gains	0.00		(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(0.06)		(1.95)	(1.03)	(0.21)	(0.08)	(0.14)

Net Asset Value, End of Period	$7.76		$7.80	$16.04	$15.49	$13.48	$11.50

Total Return (%)	0.45	(b)	(44.13)	10.33	16.49	18.00	18.19
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(c)	0.92	0.96	1.05	1.06	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.92	0.92	1.00	1.01	1.06
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.97	(c)	0.95	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.96	(c)	1.96	1.22	1.00	1.23	0.85
Portfolio turnover rate (%)	197	(c)	195	100	86	69	90
Net assets, end of period (in millions)	$825.93		$736.56	$732.64	$547.34	$413.32	$344.34

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.69		$15.83	$15.30	$13.33	$11.38	$9.76

Income (Loss) From Investment Operations
Net investment income	0.09	(a)	0.17 (a)	0.15 (a)	0.12	0.12	0.07
Net realized and unrealized gain (loss) of investments	(0.08)		(6.40)	1.37	2.03	1.88	1.67

Total from investment operations	0.01		(6.23)	1.52	2.15	2.00	1.74

Less Distributions
Distributions from net investment income	(0.03)		(0.36)	(0.13)	(0.18)	(0.05)	(0.12)
Distributions from net realized capital gains	0.00		(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(0.03)		(1.91)	(0.99)	(0.18)	(0.05)	(0.12)

Net Asset Value, End of Period	$7.67		$7.69	$15.83	$15.30	$13.33	$11.38

Total Return (%)	0.20	(b)	(44.24)	10.07	16.23	17.59	17.98
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	(c)	1.17	1.21	1.30	1.31	1.33
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.18	(c)	1.17	1.17	1.25	1.26	1.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.22	(c)	1.20	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.69	(c)	1.52	0.96	0.72	0.89	0.56
Portfolio turnover rate (%)	197	(c)	195	100	86	69	90
Net assets, end of period (in millions)	$87.14		$79.53	$119.07	$95.47	$54.53	$24.61

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.72		$15.89	$15.35	$13.37	$11.41	$9.79

Income (Loss) From Investment Operations
Net investment income	0.10	(a)	0.19 (a)	0.18 (a)	0.12	0.13	0.07
Net realized and unrealized gain (loss) of investments	(0.08)		(6.43)	1.37	2.05	1.89	1.68

Total from investment operations	0.02		(6.24)	1.55	2.17	2.02	1.75

Less Distributions
Distributions from net investment income	(0.04)		(0.38)	(0.15)	(0.19)	(0.06)	(0.13)
Distributions from net realized capital gains	0.00		(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(0.04)		(1.93)	(1.01)	(0.19)	(0.06)	(0.13)

Net Asset Value, End of Period	$7.70		$7.72	$15.89	$15.35	$13.37	$11.41

Total Return (%)	0.33	(b)	(44.20)	10.20	16.26	17.80	18.01
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	(c)	1.07	1.11	1.20	1.21	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	(c)	1.07	1.07	1.15	1.16	1.21
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.12	(c)	1.10	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.71	(c)	1.64	1.10	0.89	1.08	0.70
Portfolio turnover rate (%)	197	(c)	195	100	86	69	90
Net assets, end of period (in millions)	$35.63		$37.30	$70.91	$73.18	$66.57	$58.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-17

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-18

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates, securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-19

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under SFAS No.133), categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	$—		Payables—Open Forward Currency Contracts	$(4,018,818)
Equity Index Contracts	Net Assets—Unrealized Appreciation	76,519	*	Net Assets—Unrealized Depreciation	—

Total		$76,519			$(4,018,818)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

	Derivatives not accounted for as hedging instruments under Statement 133
Location	Foreign Exchange Contracts	Equity Index Contracts	Total
Statement of Operations—Realized Gain (Loss)
Futures Contracts—net	$—	$(2,999,924)	$(2,999,924)
Foreign Currency Contracts—net	(202,125)	—	(202,125)
Options—net	—	—	—

Total	$(202,125)	$(2,999,924)	$(3,202,049)

Location	Foreign Exchange Contracts	Equity Index Contracts	Total
Statement of Operations—Change in Unrealized Gain (Loss)
Futures Contracts—net	$—	$(238,775)	$(238,775)
Foreign Currency Contracts—net	(1,958,310)	—	(1,958,310)
Options—net	—	—	—

Total	$(1,958,310)	$(238,775)	$(2,197,085)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign

MSF-20

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $329,201,990 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$43,295,109	$8,127,400	$74,341,988	$41,081,294	$—	$—	$117,637,097	$49,208,694

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$5,994,386	$—	$(227,455,732)	$(329,201,990)	$(550,663,336)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(35,948,103)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-21

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$804,139,400	$0	$693,133,003

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,415,928	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management, LLC (formerly known as Julius Baer Investment Management, LLC) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers contractually agreed for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee by the annual rate of 0.050% for the first $500 million of the Portfolio’s average daily net assets and 0.020% for the next $500 million. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

MSF-22

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Barclays Capital Aggregate Bond Index Portfolio returned 1.71%, 1.66%, and 1.75% respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 1.90% over the same period. The Class G shares returned 1.07% from its inception date of April 28, 2009 to the end of June compared to the 1.32% return of the index. Please note the name of the Portfolio changed on May 1, 2009 from the Lehman Brothers Aggregate Bond Index Portfolio to the Barclays Capital U.S. Aggregate Bond Index Portfolio to reflect the change in the name of the index.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2009 brought continued, aggressive government intervention to support the failing financial markets. The first quarter saw the new administration of President Barack Obama move quickly to push through a nearly $800 billion economic stimulus plan in addition to introducing and modifying programs to assist struggling homeowners and corporations. The second quarter brought hints of an economic stabilization with the emergence of favorable economic data, rallies in the bond and equity markets, and an increased investor risk appetite.

Interest rates were up an average of 0.80% along the yield curve during the six-month period ending June 30, 2009. The yield curve steepened significantly, with the 2-year Treasury closing at 1.11% (up from 0.76% on December 31, 2008) and the 30-year Treasury closing at 4.33% (up from the 2.68% level at year-end). During the six-month period, the Treasury issued the 7-year Treasury note for the first time since 1993.

The Federal Open Market Committee met four times during the period and held the target range for the federal funds rate in the 0.00% to 0.25% range, which was first set in December 2008. The Federal Reserve optimistically contended that the pace of economic contraction was slowing and that household spending showed some signs of stabilizing. They also noted their expectation that inflation would remain “subdued for some time.” During the period, the Federal Reserve committed to increase the size of their balance sheet by purchasing an additional $750 billion of agency mortgage-backed securities (MBS), increasing purchases of agency debt by $100 billion and purchasing up to $300 billion of longer-term Treasury securities. Additionally, they refined the terms of the previously announced Term Asset-Backed Securities Loan Facility (TALF).

The dollar declined versus most currencies over the six-month term, as markets gained traction and investors shifted from dollars into commodities and emerging markets. Other factors weighing the dollar down included the swelling U.S. budget deficit, low interest rates compared to other countries, and inflation fears. The dollar declined marginally versus the Euro and 6.0% versus the Japanese Yen over the six-month period.

Crude oil prices were up during the period, as investors sought a hedge against potential inflation on the weaker U.S. Dollar and as Chinese industrial demand recovered. Oil finished the term at approximately $70 per barrel, after posting a high of approximately $73 and a low of $34 during the six month period.

Investor demand for spread assets and the TALF program refinements tightened spreads during the half-year period, as all spread sectors posted positive total and excess returns. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the Index sectors were: 16.99% for Asset-Backed Securities (ABS), 13.15% for Corporate, 12.82% for Commercial Mortgage-Backed Securities (CMBS), 2.97% for Mortgage-Backed Securities (MBS) and 2.42% for Government-related.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-1

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Barclays Capital Aggregate Bond Index Portfolio
Class A	1.71	6.50	4.96	5.77	—
Class B	1.66	6.23	4.71	—	5.03
Class E	1.75	6.38	4.82	—	5.17
Class G	—	—	—	—	1.07
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.01	5.98	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	22.9
U.S. Treasury Notes	17.5
Federal Home Loan Mortgage Corp.	15.7
U.S. Treasury Bonds	7.4
Government National Mortgage Association	4.8
Federal Home Loan Bank	3.1
General Electric Capital Corp.	1.3
Kreditanstalt fuer Wiederaufbau	1.0
Bank of America Corp.	0.8
Morgan Stanley	0.6

Top Sectors

% of Total Market Value
Mortgage-Backed	38.4
U.S. Treasury	25.3
Government Agency	13.3
Industrial	9.7
Finance	6.3
Commercial Mortgage-Backed	3.3
Utility	2.4
Cash & Cash Equivalents	1.0
Asset Backed	0.3

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Barclays Capital Aggregate Bond Index—Class A(a)	Actual	0.29%	$1,000.00	$1,017.10	$1.45
	Hypothetical	0.29%	$1,000.00	$1,023.33	$1.45

Barclays Capital Aggregate Bond Index—Class B(a)	Actual	0.54%	$1,000.00	$1,016.60	$2.70
	Hypothetical	0.54%	$1,000.00	$1,022.08	$2.71

Barclays Capital Aggregate Bond Index—Class E(a)	Actual	0.44%	$1,000.00	$1,017.50	$2.20
	Hypothetical	0.44%	$1,000.00	$1,022.58	$2.21

Barclays Capital Aggregate Bond Index—Class G(a)	Actual	0.59%	$1,000.00	$1,010.70	$2.94
	Hypothetical	0.59%	$1,000.00	$1,021.83	$2.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—98.1% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.2%
Northrop Grumman Corp. 7.750%, 02/15/31	$515,000	$629,479
Northrop Grumman Systems Corp. 7.750%, 03/01/16	840,000	968,281
The Boeing Co. 7.250%, 06/15/25	460,000	503,794
United Technologies Corp. 7.500%, 09/15/29	200,000	234,463

		2,336,017

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 5.125%, 04/01/19 (a)	760,000	789,551

Asset Backed—0.3%
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	3,109,050
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	148,520	149,780
Centex Home Equity 3.750%, 12/25/31 (b)	60,968	31,599
Detroit Edison Securitization Funding, LLC 6.190%, 03/01/13	298,951	311,639

		3,602,068

Beverages—0.2%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15 (a)	1,950,000	1,944,485
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26 (a)	300,000	335,171
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	335,669

		2,615,325

Capital Markets—1.9%
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	3,550,000	3,520,537
Merrill Lynch & Co., Inc. 6.050%, 05/16/16 (a)	3,000,000	2,591,331
6.500%, 07/15/18	200,000	179,475
Morgan Stanley 2.000%, 09/22/11 (a)	4,000,000	4,047,584
4.750%, 04/01/14 (a)	1,515,000	1,387,181
7.250%, 04/01/32 (a)	1,850,000	1,888,361
The Bank of New York Mellon Corp. 5.450%, 05/15/19 (a)	2,000,000	2,034,374
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	922,543
The Goldman Sachs Group, Inc. 5.700%, 09/01/12 (a)	1,000,000	1,049,521
6.125%, 02/15/33 (a)	2,075,000	1,954,358
6.250%, 09/01/17	760,000	753,990
6.450%, 05/01/36	2,000,000	1,725,013

		22,054,268

Security Description	Par Amount	Value*

Chemicals—0.3%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36 (a)	$1,000,000	$944,646
6.000%, 07/15/18	1,000,000	1,070,187
6.875%, 10/15/09 (a)	300,000	305,554
Praxair, Inc. 4.375%, 03/31/14	810,000	817,426
6.375%, 04/01/12	80,000	87,924

		3,225,737

Commercial Banks—2.6%
ABN-AMRO Bank NV (New York Branch) 7.750%, 05/15/23	230,000	198,905
American Express Centurion Bank 5.550%, 10/17/12 (a)	300,000	308,442
5.950%, 06/12/17	1,500,000	1,390,169
Duetsche Bank AG/London 6.000%, 09/01/17	1,500,000	1,526,571
HSBC Holdings, Plc. 5.250%, 12/12/12 (a)	2,050,000	2,049,377
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13	7,000,000	7,174,859
4.875%, 01/17/17 (a)	2,900,000	3,061,823
8.000%, 02/15/10	1,000,000	1,044,152
PNC Bank, N.A. 4.875%, 09/21/17	1,000,000	902,150
5.250%, 01/15/17 (a)	1,600,000	1,466,680
US Bancorp 4.200%, 05/15/14 (a)	3,900,000	3,923,973
Wachovia Corp. 5.750%, 06/15/17 (a)	700,000	683,683
Wells Fargo & Co. 4.950%, 10/16/13 (a)	1,450,000	1,457,756
5.000%, 11/15/14 (a)	2,000,000	2,032,002

5.125%, 09/01/12 (a)	500,000	514,794
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,916,337

		30,651,673

Commercial Mortgage-Backed Securities—3.3%
Bank of America Commerical Mortgage, Inc. 5.414%, 09/10/47	2,752,000	2,212,666
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	3,000,000	2,627,166
5.610%, 11/15/33	500,000	508,150
6.480%, 02/15/35	500,000	511,704
7.780%, 02/15/32	133,019	134,047
Citigroup Commercial Mortgage Trust 5.545%, 04/15/40 (b)	1,000,000	909,133
5.917%, 03/15/49 (b)	3,800,000	3,110,754
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.399%, 07/15/44 (b)	2,000,000	1,723,094
5.658%, 10/15/48	3,489,000	2,728,311

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	$3,500,000	$2,456,255
CS First Boston Mortgage Securities Corp. 3.382%, 05/15/38	1,867,936	1,854,070
5.100%, 08/15/15 (b)	3,000,000	2,564,136
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	607,086	601,172
5.317%, 06/10/36 (b)	1,000,000	917,565
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	1,595,696	1,578,306
4.275%, 01/12/37	610,829	608,668
6.044%, 11/15/35	314,685	318,994
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	1,627,985	1,623,071
4.367%, 03/15/36	3,000,000	2,609,832
6.462%, 03/15/31	500,000	514,589
6.653%, 11/15/27	2,000,000	2,056,254
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	875,870
6.076%, 06/11/49 (b)	1,430,000	1,136,460
Morgan Stanley Dean Witter Capital I 4.800%, 09/15/37	215,254	215,722
7.200%, 10/15/33	490,000	501,004
Salomon Brothers Mortgage Securities VII, Inc. 5.045%, 03/18/36	500,000	443,288

Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,631,832
6.287%, 04/15/34	1,445,000	1,478,196

		39,450,309

Commercial Services & Supplies—0.3%
Waste Management, Inc. 6.100%, 03/15/18 (a)	2,000,000	1,944,114
7.000%, 07/15/28 (a)	1,265,000	1,199,643

		3,143,757

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28	900,000	630,000
7.625%, 11/15/10	135,000	137,025

		767,025

Computers & Peripherals—0.4%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	2,028,325
International Business Machines Corp. 4.750%, 11/29/12 (a)	1,000,000	1,067,471
7.500%, 06/15/13 (a)	1,000,000	1,140,244
8.375%, 11/01/19	425,000	530,846

		4,766,886

Security Description	Par Amount	Value*

Diversified Financial Services—4.6%
Asian Development Bank 5.500%, 06/27/16	$3,850,000	$4,219,964
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,529,847
Bank of America Corp. 3.125%, 06/15/12 (a)	3,900,000	4,023,666
4.750%, 08/15/13 (a)	1,000,000	952,820
5.125%, 11/15/14 (a)	1,000,000	933,732
5.420%, 03/15/17	900,000	753,386
5.750%, 08/15/16 (a)	2,850,000	2,503,228
7.400%, 01/15/11	300,000	309,994
7.800%, 02/15/10	150,000	154,349
BellSouth Capital Funding Corp. 7.875%, 02/15/30	250,000	267,560
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13	3,900,000	4,052,699

BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14	1,500,000	1,609,175
Citigroup, Inc. 5.500%, 08/27/12	840,000	807,833
5.850%, 08/02/16	500,000	442,067
7.250%, 10/01/10	250,000	250,346
Conoco Funding Co. 6.350%, 10/15/11	500,000	545,242
Deutsche Telekom International Finance BV 5.750%, 03/23/16	460,000	467,022
8.750%, 06/15/30 (b)	1,000,000	1,170,663
Devon Financing Corp. 6.875%, 09/30/11	1,900,000	2,066,562
General Electric Capital Corp. 3.000%, 12/09/11 (a)	5,000,000	5,155,539
5.000%, 11/15/11 (a)	4,000,000	4,101,430
5.400%, 02/15/17 (a)	2,000,000	1,924,467
5.450%, 01/15/13 (a)	1,800,000	1,837,113
6.000%, 06/15/12 (a)	1,000,000	1,044,801
6.750%, 03/15/32 (a)	1,250,000	1,121,598
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	95,441
Heller Financial, Inc. 7.375%, 11/01/09 (a)	350,000	358,037
JPMorgan Chase & Co. 4.750%, 05/01/13	1,500,000	1,520,429
5.125%, 09/15/14	850,000	852,484
6.300%, 04/23/19 (a)	1,900,000	1,914,433
6.750%, 02/01/11	250,000	262,324
Mellon Funding Corp. 6.400%, 05/14/11 (a)	250,000	267,600
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	333,284
Petrobras International Finance Co. 6.125%, 10/06/16 (a)	600,000	615,876
Shell International Finance BV 4.000%, 03/21/14 (a)	1,900,000	1,940,218
Telecom Italia Capital S.A. 6.200%, 07/18/11	1,020,000	1,057,182

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Unilever Capital Corp. 7.125%, 11/01/10 (a)	$300,000	$320,452
Verizon Global Funding Corp. 7.750%, 12/01/30 (a)	2,390,000	2,639,888

		54,422,751

Diversified Telecommunication Services—0.7%
AT&T, Inc. 5.875%, 02/01/12 (a)	1,400,000	1,493,293
British Telecommunications, Plc. 9.625%, 12/15/30 (a) (b)	1,000,000	1,087,683
France Telecom S.A. 7.750%, 03/01/11 (b)	1,400,000	1,518,725
Telefonica Emisiones SAU 6.221%, 07/03/17	2,900,000	3,067,765
Verizon New England, Inc. 6.500%, 09/15/11 (a)	400,000	425,066
Verizon New York, Inc. 7.375%, 04/01/32	500,000	508,846

		8,101,378

Electric Utilities—1.2%
Duke Energy Carolinas, LLC 6.250%, 01/15/12 (a)	500,000	529,163
Exelon Corp. 4.900%, 06/15/15 (a)	2,060,000	1,916,228
5.625%, 06/15/35	1,500,000	1,178,415
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	314,068
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,489,319
Oncor Electric Delivery Co. 7.000%, 05/01/32 (a)	950,000	992,764
Pepco Holdings, Inc. 6.450%, 08/15/12	1,500,000	1,535,214
Progress Energy, Inc. 5.625%, 01/15/16 (a)	1,900,000	1,931,187
7.100%, 03/01/11 (a)	1,221,000	1,294,156
PSEG Power, LLC 7.750%, 04/15/11 (a)	500,000	530,956
8.625%, 04/15/31 (a)	1,000,000	1,165,894
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,523,029

		14,400,393

Energy Equipment & Services—0.5%
Halliburton Co. 5.500%, 10/15/10 (a)	2,700,000	2,815,371
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	1,829,898
6.750%, 03/15/11	750,000	783,380
Transocean, Ltd. 7.500%, 04/15/31	300,000	323,139

		5,751,788

Security Description	Par Amount	Value*

Federal Agencies—46.5%
Federal Home Loan Bank 1.375%, 05/16/11 (a)	$5,000,000	$5,005,540
3.625%, 07/01/11 (a)	5,000,000	5,226,572
4.625%, 02/18/11 (a)	6,070,000	6,413,870
5.250%, 06/18/14	9,500,000	10,485,387
5.375%, 08/19/11	5,800,000	6,285,256
5.375%, 05/18/16	2,900,000	3,214,811
Federal Home Loan Mortgage Corp. 3.500%, 05/29/13 (a)	7,120,000	7,440,394
4.000%, 06/01/19	1,543,535	1,558,603
4.421%, 02/01/36 (b)	2,174,870	2,241,896
4.500%, 09/01/18	2,062,568	2,139,839
4.500%, 10/01/18	3,153,080	3,271,204
4.500%, 04/01/19	4,569,132	4,726,495
4.500%, 06/01/19	2,742,016	2,836,452
4.500%, 08/01/19	685,613	709,226
4.500%, 10/01/35	4,713,272	4,707,753
4.500%, 11/01/35 (b)	2,223,963	2,221,359
4.500%, 04/01/39	5,875,846	5,861,587
4.750%, 03/05/12 (a)	12,000,000	12,961,242
5.000%, 05/01/18	5,284,614	5,533,937
5.000%, 12/01/18	1,015,887	1,063,816
5.000%, 06/01/19	1,949,589	2,037,638
5.000%, 03/01/27	1,975,931	2,026,389
5.000%, 10/01/33	2,952,675	3,019,889
5.000%, 03/01/34	1,385,654	1,416,590
5.000%, 08/01/35	6,417,269	6,553,701
5.000%, 09/01/35	3,605,858	3,682,519
5.000%, 10/01/35	2,684,032	2,741,095
5.000%, 01/01/36	5,742,096	5,864,174
5.000%, 04/01/38	5,179,060	5,274,928
5.090%, 08/01/36 (b)	1,933,717	2,009,439
5.125%, 11/17/17 (a)	3,530,000	3,878,537
5.300%, 05/12/20 (a)	710,000	694,776
5.367%, 01/01/37 (b)	8,972,781	9,376,599
5.500%, 11/01/17	741,453	782,431
5.500%, 05/01/29	742,907	769,786
5.500%, 06/01/34	3,210,056	3,326,198
5.500%, 10/01/35	2,863,412	2,965,517
5.500%, 12/01/35	5,515,546	5,712,222
5.500%, 01/01/36	8,634,946	8,942,856
5.625%, 11/23/35	1,040,000	1,028,132
5.657%, 02/01/37 (b)	5,770,615	6,035,340
6.000%, 04/01/16	45,705	48,698
6.000%, 05/01/17	655,593	698,142
6.000%, 11/01/28	73,992	78,102
6.000%, 12/01/28	45,702	48,241
6.000%, 02/01/29	97,840	103,226
6.000%, 04/01/29	40,020	42,223
6.000%, 05/01/29	11,717	12,362
6.000%, 06/01/31	18,266	19,230
6.000%, 07/01/31	6,857	7,219
6.000%, 08/01/31	113,235	119,212
6.000%, 09/01/31	507,072	533,834
6.000%, 04/01/32	814,726	856,350

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 11/01/32	$262,730	$276,153
6.000%, 06/01/34	991,369	1,040,529
6.000%, 11/01/35	1,064,459	1,113,497
6.000%, 02/01/36	2,321,084	2,423,019
6.000%, 08/01/36	2,685,202	2,803,128
6.000%, 10/01/36	3,935,318	4,108,145
6.000%, 11/01/36	3,362,986	3,510,678
6.000%, 01/01/37	5,557,290	5,801,349
6.000%, 02/01/38	4,248,037	4,434,006
6.010%, 04/01/36 (b)	1,451,973	1,521,465
6.250%, 07/15/32	2,600,000	3,110,741
6.500%, 10/01/29	36,330	39,035
6.500%, 02/01/30	37,624	40,426
6.500%, 08/01/31	64,277	68,932
6.500%, 10/01/31	24,756	26,548
6.500%, 11/01/31	147,303	157,971
6.500%, 03/01/32	1,726,918	1,849,858
6.500%, 04/01/32	1,551,219	1,661,652
6.500%, 09/01/36	3,507,203	3,729,623
6.500%, 11/01/37	7,640,922	8,126,326
6.750%, 03/15/31 (a)	965,000	1,207,520
7.000%, 06/01/11	10,131	10,611
7.000%, 12/01/15	24,961	26,612
7.000%, 12/01/27	6,706	7,297
7.000%, 11/01/28	19,893	21,646
7.000%, 04/01/29	16,134	17,548
7.000%, 05/01/29	4,299	4,676
7.000%, 06/01/29	30,554	33,233
7.000%, 07/01/29	10,054	10,936
7.000%, 01/01/31	198,602	215,531
7.000%, 12/01/31	50,045	54,311
7.500%, 03/01/16	53,009	56,560
7.500%, 08/01/24	80,093	87,177
7.500%, 10/01/27	46,122	51,190
7.500%, 10/01/29	60,651	66,223
7.500%, 05/01/30	30,688	33,515
8.000%, 02/01/27	13,467	14,914
8.000%, 10/01/28	24,645	27,292
Federal National Mortgage Association 4.000%, 04/01/19	1,594,434	1,605,623
4.000%, 05/01/19	2,810,540	2,830,263
4.000%, 01/01/20	1,552,688	1,557,873
4.000%, TBA	6,200,000	6,005,277
4.125%, 04/15/14 (a)	2,350,000	2,487,725
4.375%, 03/15/13	4,650,000	5,005,233
4.500%, 07/01/18	3,368,218	3,494,484
4.500%, 05/01/19	886,287	916,822
4.500%, 08/01/33	1,372,927	1,377,755
4.500%, 10/01/33	2,434,713	2,443,276
4.500%, 04/01/34	1,930,891	1,935,898
4.500%, 03/01/39	5,030,000	5,017,793
4.500%, TBA	6,000,000	5,986,872
4.750%, 01/19/16	2,850,000	3,057,708
4.844%, 09/01/35 (b)	2,326,427	2,415,634
5.000%, 06/01/18	815,474	854,025

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 01/01/19	$1,257,609	$1,314,456
5.000%, 02/01/20	1,990,522	2,074,162
5.000%, 01/01/22	3,692,179	3,834,029
5.000%, 02/01/24	1,800,013	1,846,434
5.000%, 09/01/25	1,886,028	1,934,852
5.000%, 07/01/33	1,671,679	1,710,352
5.000%, 08/01/33	2,480,186	2,537,564
5.000%, 09/01/33	2,114,406	2,163,321
5.000%, 10/01/33	7,993,676	8,178,605
5.000%, 03/01/34	2,381,701	2,436,800
5.000%, 04/01/34	5,435,287	5,559,429
5.000%, 05/01/34	1,847,400	1,889,083
5.000%, 09/01/34	3,712,000	3,795,754
5.000%, 02/01/35	3,798,377	3,884,080
5.000%, 04/01/35	2,093,783	2,139,808
5.000%, 05/01/35	1,236,511	1,263,692
5.000%, 11/01/35	2,105,796	2,152,086
5.125%, 04/15/11 (a)	7,200,000	7,689,848
5.178%, 11/01/36 (b)	1,279,671	1,331,669
5.375%, 06/12/17 (a)	4,250,000	4,744,066
5.431%, 03/01/36 (b)	3,358,836	3,514,496
5.500%, 03/15/11 (a)	950,000	1,019,220
5.500%, 11/01/17	1,008,998	1,065,223
5.500%, 02/01/18	407,903	430,256
5.500%, 04/01/18	2,118,573	2,234,674
5.500%, 07/01/23	1,067,943	1,109,029
5.500%, 01/01/24	561,935	583,553
5.500%, 07/01/24	1,762,326	1,830,587
5.500%, 10/01/32	602,901	624,572
5.500%, 02/01/33	1,555,368	1,611,886
5.500%, 03/01/33	2,861,728	2,965,714
5.500%, 05/01/33	5,301,201	5,493,831
5.500%, 08/01/33	4,534,708	4,699,487
5.500%, 10/01/33	669,255	693,574
5.500%, 12/01/33	4,881,212	5,058,581
5.500%, 02/01/34	2,741,374	2,840,013
5.500%, 03/01/34	1,581,899	1,638,818
5.500%, 04/01/34	1,136,828	1,177,733
5.500%, 05/01/34	1,737,648	1,800,171
5.500%, 09/01/34	2,105,832	2,181,603
5.500%, 12/01/34	5,838,949	6,049,043
5.500%, 01/01/35	1,612,515	1,670,536
5.500%, 02/01/35	3,412,693	3,535,487
5.500%, 04/01/35	2,287,057	2,368,160
5.500%, 06/01/35	6,971,483	7,218,703
5.500%, 06/13/35 (b)	1,571,647	1,632,419
5.500%, 01/01/37	6,632,643	6,849,272
5.500%, 05/01/37	4,043,732	4,175,805
5.500%, 12/01/37	5,856,438	6,050,741
5.500%, 05/01/38	3,435,651	3,547,645
5.500%, 07/01/38	4,079,070	4,212,037
6.000%, 09/01/13	536,444	569,024
6.000%, 10/01/13	275,641	292,382
6.000%, 03/01/14	70,374	74,732
6.000%, 06/01/14	8,437	8,959

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 07/01/14	$54,097	$57,448
6.000%, 09/01/14	24,400	25,911
6.000%, 09/01/17	825,352	879,409
6.000%, 08/01/28	20,399	21,570
6.000%, 11/01/28	8,030	8,490
6.000%, 12/01/28	8,656	9,153
6.000%, 06/01/31	117,290	123,703
6.000%, 09/01/32	797,169	839,325
6.000%, 01/01/33	329,677	347,111
6.000%, 02/01/33	620,187	652,706
6.000%, 03/01/33	820,230	863,238
6.000%, 04/01/33	678,373	713,943
6.000%, 05/01/33	1,551,343	1,632,685
6.000%, 05/01/34	2,155,922	2,265,731
6.000%, 09/01/34	2,453,132	2,578,079
6.000%, 11/01/34	3,638,624	3,823,953
6.000%, 01/01/35	1,126,001	1,179,917
6.000%, 07/01/36	2,699,570	2,825,120
6.000%, 09/01/36	2,954,045	3,091,429
6.000%, 07/01/37	3,436,612	3,594,922
6.000%, 08/01/37	5,456,580	5,707,941
6.000%, 09/01/37	12,350,709	12,919,651
6.210%, 08/06/38	300,000	339,539
6.500%, 01/01/13	5,788	6,130
6.500%, 04/01/13	866	918
6.500%, 06/01/13	45,872	48,587
6.500%, 07/01/13	247	262
6.500%, 06/01/14	19,819	21,009
6.500%, 04/01/17	2,244,648	2,382,420
6.500%, 05/01/28	308,901	332,746
6.500%, 12/01/28	744,709	802,197
6.500%, 03/01/29	25,057	26,968
6.500%, 04/01/29	137,832	148,345
6.500%, 05/01/29	15,348	16,519
6.500%, 08/01/29	3,295	3,546
6.500%, 05/01/30	233,509	251,319
6.500%, 09/01/31	49,794	53,544
6.500%, 02/01/32	8,906	9,606
6.500%, 06/01/32	234,466	251,996
6.500%, 09/01/33	721,740	774,444
6.500%, 10/01/33	590,674	633,807
6.500%, 10/01/34	1,727,723	1,853,886
6.500%, 10/01/37	5,432,928	5,791,193
6.625%, 11/15/10 (a)	3,400,000	3,670,304
6.625%, 11/15/30 (a)	2,450,000	3,020,731
7.000%, 04/01/12	12,897	13,500
7.000%, 02/01/14	11,232	11,757
7.000%, 10/01/21	69,734	76,492
7.000%, 06/01/26	1,517	1,659
7.000%, 06/01/28	86,222	94,635
7.000%, 09/01/29	42,966	47,122
7.000%, 10/01/29	48,240	52,906
7.000%, 12/01/29	4,641	5,090
7.000%, 01/01/32	445,742	487,690

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 7.000%, 04/01/32	$85,611	$93,570
7.000%, 06/01/32	245,964	268,832
7.000%, 10/01/37	3,374,612	3,664,280
7.500%, 08/01/15	18,097	19,276
7.500%, 09/01/25	18,747	20,490
7.500%, 06/01/26	20,220	22,091
7.500%, 09/01/27	4,137	4,525
7.500%, 11/01/27	538	588
7.500%, 08/01/28	1,209	1,319
7.500%, 07/01/29	49,353	54,068
7.500%, 10/01/29	20,713	22,683
7.500%, 07/01/30	6,774	7,419
8.000%, 10/01/26	1,669	1,829
8.000%, 11/01/29	698	763
8.000%, 05/01/30	37,184	40,417
8.000%, 11/01/30	11,782	12,806
8.000%, 01/01/31	15,140	16,456
8.000%, 02/01/31	24,816	26,973
Government National Mortgage Association 4.500%, 05/15/39	2,936,296	2,940,462
4.500%, TBA	3,000,000	2,992,500
5.000%, 10/15/20	1,948,539	2,042,314
5.000%, 01/15/21	1,507,143	1,579,676
5.000%, 12/15/35	2,175,280	2,227,194
5.000%, 12/15/36	3,420,354	3,497,599
5.000%, 02/15/39	5,830,000	5,961,235
5.500%, 03/15/36	2,721,785	2,816,167
5.500%, 01/15/37	4,163,118	4,304,208
5.500%, 11/15/37	6,645,308	6,870,520
5.500%, 09/15/38	4,114,630	4,253,079
6.000%, 01/15/29	37,046	38,932
6.000%, 01/15/33	1,008,604	1,062,637
6.000%, 03/15/35	1,588,178	1,659,686
6.000%, 12/15/35	1,889,754	1,974,840
6.000%, 06/15/36	2,601,649	2,713,620
6.000%, 09/15/36	3,093,024	3,226,143
6.000%, 07/15/38	2,145,313	2,234,917
6.500%, 05/15/23	9,050	9,705
6.500%, 02/15/27	133,780	144,319
6.500%, 07/15/28	23,271	25,202
6.500%, 08/15/28	46,390	50,241
6.500%, 11/15/28	32,429	35,121
6.500%, 12/15/28	13,515	14,637
6.500%, 07/15/29	9,679	10,483
6.500%, 06/20/31	99,935	107,926
6.500%, 07/15/32	95,756	103,061
6.500%, 05/15/36	1,284,252	1,365,975
7.000%, 01/15/28	7,424	8,079
7.000%, 04/15/28	4,205	4,576
7.000%, 05/15/28	33,944	36,939
7.000%, 06/15/28	18,707	20,357
7.000%, 10/15/28	14,943	16,261
7.000%, 06/15/29	6,697	7,287
7.000%, 09/15/29	37,520	40,822
7.000%, 01/15/31	1,604	1,745

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 7.000%, 03/15/31	$41,116	$44,742
7.000%, 07/15/31	1,554,483	1,691,528
7.000%, 08/15/31	208,797	227,205
7.000%, 02/15/32	164,031	176,416
7.000%, 07/15/32	106,106	114,118
7.500%, 02/20/28	10,066	11,007
7.500%, 08/15/29	30,321	33,361
7.500%, 04/15/30	10,032	10,983
8.000%, 09/15/16	1,409	1,538
8.000%, 08/15/26	6,559	7,178
8.000%, 09/15/26	8,850	9,685
8.000%, 05/15/27	5,331	6,015
8.000%, 06/15/29	55,040	62,252
9.000%, 11/15/24	39,353	42,625

		549,208,829

Food & Staples Retailing—0.3%
The Kroger Co. 5.500%, 02/01/13	950,000	982,388
Wal-Mart Stores, Inc. 4.550%, 05/01/13 (a)	2,075,000	2,166,930
6.875%, 08/10/09	500,000	503,095

		3,652,413

Food Products—0.6%
ConAgra Foods, Inc. 5.819%, 06/15/17	2,000,000	2,037,511
General Mills, Inc. 6.000%, 02/15/12	2,000,000	2,133,621
Kellogg Co. 6.600%, 04/01/11	1,700,000	1,820,991
Kraft Foods, Inc. 6.250%, 06/01/12 (a)	900,000	968,886

		6,961,009

Foreign Government—1.8%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	3,858,262
Italian Republic 4.500%, 01/21/15	2,975,000	3,046,976
5.625%, 06/15/12 (a)	3,650,000	3,970,545
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,060,500
8.000%, 09/24/22	2,200,000	2,546,500
8.375%, 01/14/11	250,000	275,125
Province of Ontario Canada 5.125%, 07/17/12	2,000,000	2,159,018
Province of Quebec Canada 4.875%, 05/05/14 (a)	1,925,000	2,027,276
6.125%, 01/22/11 (a)	2,700,000	2,878,512

		21,822,714

Security Description	Par Amount	Value*

Gas Utilities—0.0%
El Paso Natural Gas Co. 8.375%, 06/15/32	$220,000	$238,017

Government Agency—0.1%
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,121,079

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.375%, 06/01/18 (a)	1,400,000	1,455,309

Household Products—0.4%
Kimberly-Clark Corp. 6.125%, 08/01/17	2,500,000	2,742,133
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	2,119,553
6.450%, 01/15/26	200,000	216,726

		5,078,412

Industrial Conglomerates—0.4%
General Electric Co. 5.000%, 02/01/13 (a)	930,000	965,174
Honeywell International, Inc. 5.000%, 02/15/19 (a)	2,000,000	2,026,745
Tyco International, Ltd. 6.875%, 01/15/21	1,275,000	1,211,867

		4,203,786

Insurance—0.3%
AXA Financial, Inc. 7.750%, 08/01/10	500,000	515,000
AXA S.A. 8.600%, 12/15/30	1,165,000	1,048,500
Chubb Corp. 6.000%, 11/15/11	350,000	374,945
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	491,400
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,176,984
The Allstate Corp. 6.900%, 05/15/38 (a)	150,000	149,720

		3,756,549

Machinery—0.3%
Caterpillar, Inc. 7.250%, 09/15/09 (a)	250,000	252,827
7.900%, 12/15/18 (a)	1,757,000	2,040,110
Deere & Co. 6.950%, 04/25/14 (a)	850,000	929,258

		3,222,195

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Media—1.0%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13 (a)	$1,700,000	$1,894,194
Comcast Corp. 5.300%, 01/15/14 (a)	1,445,000	1,485,461
5.650%, 06/15/35 (a)	1,500,000	1,373,607
COX Communications, Inc. 7.750%, 11/01/10	250,000	260,000
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	1,704,363
The Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	217,075
Thomson Reuters Corp. 6.200%, 01/05/12 (a)	1,700,000	1,794,043
Time Warner Cable, Inc. 5.850%, 05/01/17	100,000	99,224
6.550%, 05/01/37 (a)	100,000	96,111
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	416,189
Time Warner, Inc. 7.700%, 05/01/32	685,000	673,050
9.125%, 01/15/13	418,000	456,872
Turner Broadcasting System, Inc. 8.375%, 07/01/13 (a)	660,000	716,022
Viacom, Inc. 6.250%, 04/30/16 (a)	770,000	754,295

		11,940,506

Metals & Mining—0.3%
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	970,000
5.720%, 02/23/19	523,000	407,940
5.870%, 02/23/22	101,000	74,740
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	960,750
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,037,289

		3,450,719

Multi-Utilities—0.4%
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,610,355
Pacific Gas & Electric Co. 4.800%, 03/01/14	1,125,000	1,148,076
6.050%, 03/01/34 (a)	2,195,000	2,291,678

		5,050,109

Multiline Retail—0.2%
Target Corp. 6.350%, 11/01/32	2,300,000	2,228,020

Oil, Gas & Consumable Fuels—0.6%
ConocoPhillips Holding Co. 6.950%, 04/15/29 (a)	700,000	758,111

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Enterprise Products Operating, LLC 5.000%, 03/01/15 (a)	$2,000,000	$1,911,975
6.300%, 09/15/17	3,400,000	3,416,017
XTO Energy, Inc. 7.500%, 04/15/12	715,000	778,056

		6,864,159

Paper & Forest Products—0.0%
Weyerhaeuser Co. 7.375%, 03/15/32 (a)	500,000	390,000

Pharmaceuticals—0.9%
Abbott Laboratories 5.125%, 04/01/19 (a)	2,850,000	2,926,918
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,072,373
Johnson & Johnson 5.950%, 08/15/37	910,000	979,957
6.950%, 09/01/29	250,000	298,471
Merck & Co., Inc. 5.950%, 12/01/28	300,000	311,807
Schering-Plough Corp. 6.550%, 09/15/37	1,000,000	1,072,239
Wyeth 5.500%, 02/01/14	3,000,000	3,224,494

		10,886,259

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	680,000	598,400
Regency Centers, L.P. 5.250%, 08/01/15	850,000	688,500
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	2,648,573

		3,935,473

Road & Rail—0.3%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,041,248
7.000%, 02/01/14	1,850,000	2,010,919
CSX Corp. 6.750%, 03/15/11 (a)	200,000	208,901
7.900%, 05/01/17	500,000	556,182
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	130,943
7.250%, 02/15/31	156,000	173,077

		4,121,270

Software—0.2%
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,098,668

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	$1,000,000	$1,083,811

U.S. Treasury—25.0%
U.S. Treasury Bonds 3.500%, 02/15/39 (a)	2,080,000	1,798,264
4.500%, 02/15/36 (a)	5,675,000	5,846,158
5.250%, 11/15/28 (a)	2,700,000	3,034,422
5.250%, 02/15/29 (a)	750,000	843,630
5.375%, 02/15/31 (a)	5,255,000	6,029,377
5.500%, 08/15/28 (a)	2,420,000	2,795,245
6.250%, 08/15/23 (a)	7,700,000	9,383,143
6.375%, 08/15/27 (a)	2,800,000	3,533,544
6.500%, 11/15/26	1,000,000	1,272,330
7.250%, 08/15/22 (a)	6,120,000	8,045,964
7.875%, 02/15/21 (a)	4,450,000	6,045,859
8.000%, 11/15/21 (a)	2,920,000	4,031,732
8.125%, 08/15/19 (a)	2,645,000	3,627,512
8.125%, 08/15/21 (a)	1,250,000	1,735,662
8.500%, 02/15/20 (a)	6,700,000	9,426,498
8.750%, 08/15/20 (a)	1,000,000	1,432,880
8.875%, 02/15/19 (a)	10,215,000	14,570,779
9.125%, 05/15/18 (a)	1,600,000	2,293,424
9.250%, 02/15/16	1,375,000	1,882,636
U.S. Treasury Notes 0.875%, 01/31/11 (a)	5,000,000	5,002,950
0.875%, 03/31/11	10,000,000	9,986,200
1.375%, 03/15/12	28,800,000	28,747,296
2.625%, 06/30/14	12,000,000	12,042,240
2.625%, 02/29/16	2,510,000	2,437,009
2.875%, 01/31/13 (a)	6,000,000	6,204,960
3.125%, 05/15/19	3,000,000	2,901,090
3.375%, 11/30/12 (a)	7,010,000	7,381,461
3.375%, 06/30/13 (a)	4,650,000	4,871,247
3.500%, 05/31/13 (a)	9,170,000	9,661,787
3.625%, 06/15/10 (a)	16,200,000	16,688,106
4.000%, 11/15/12 (a)	7,250,000	7,773,305
4.000%, 02/15/14 (a)	600,000	642,252
4.125%, 08/15/10	1,000,000	1,040,010
4.250%, 10/15/10	5,000,000	5,233,250
4.250%, 01/15/11	9,100,000	9,572,381
4.250%, 09/30/12	5,000,000	5,396,400
4.250%, 08/15/13 (a)	14,980,000	16,199,821
4.250%, 08/15/14 (a)	4,430,000	4,779,616
4.250%, 11/15/17 (a)	4,700,000	4,986,371
4.375%, 08/15/12 (a)	5,000,000	5,413,701
4.500%, 11/15/15 (a)	8,950,000	9,735,900
4.750%, 08/15/17 (a)	7,140,000	7,828,082
4.875%, 02/15/12 (a)	4,500,000	4,908,915
5.000%, 02/15/11 (a)	1,000,000	1,066,450
5.000%, 08/15/11 (a)	3,500,000	3,786,685
5.125%, 05/15/16 (a)	4,830,000	5,417,521
5.750%, 08/15/10 (a)	7,120,000	7,530,753

		294,864,818

Security Description	Par Amount	Value*

Wireless Telecommunication Services—0.4%
AT&T Mobility, LLC 7.125%, 12/15/31 (a)	$100,000	$107,151
New Cingular Wireless Services, Inc. 7.875%, 03/01/11 (a)	890,000	961,951
8.125%, 05/01/12	500,000	558,715
8.750%, 03/01/31 (a)	300,000	365,225
Vodafone Group, Plc. 6.150%, 02/27/37 (a)	3,170,000	3,122,426

		5,115,468

Yankee—0.9%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	360,810
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	3,050,000	2,983,633
EnCana Corp. 4.750%, 10/15/13 (a)	2,000,000	2,018,500
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,518,659
8.400%, 01/15/22 (a)	1,000,000	1,221,908
Inter-American Development Bank 6.800%, 10/15/25	500,000	577,839
7.000%, 06/15/25	200,000	242,030
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	758,093
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	337,633
Province of Quebec Canada 7.500%, 07/15/23	350,000	419,679
StatoilHydro ASA 6.700%, 01/15/18	300,000	337,884

		10,776,668

Total Fixed Income (Identified Cost $1,132,613,730)		1,159,605,186

Short Term Investments—17.1%

Discount Notes—3.5%
Federal Home Loan Bank 0.010%, 07/17/09	40,800,000	40,798,730

Mutual Funds—13.6%
State Street Navigator Securities Lending Prime Portfolio (c)	161,207,403	161,207,403

Total Short Term Investments (Identified Cost $202,006,133)		202,006,133

Total Investments—115.2% (Identified Cost $1,334,619,863) (d)		1,361,611,319
Liabilities in excess of other assets		(179,879,833)

Net Assets—100%		$1,181,731,486

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $158,264,231 and the collateral received consisted of cash in the amount of $161,207,403 and non-cash collateral with a value of $442,583. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,334,159,956 and the composition of unrealized appreciation and depreciation of investment securities was $42,953,363 and $ (15,502,000), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Fixed Income
Aerospace & Defense	$—	$2,336,017	$—	$2,336,017
Air Freight & Logistics	—	789,551	—	789,551
Asset Backed	—	3,602,068	—	3,602,068
Beverages	—	2,615,325	—	2,615,325
Capital Markets	—	22,054,268	—	22,054,268
Chemicals	—	3,225,737	—	3,225,737
Commercial Banks	—	30,651,673	—	30,651,673
Commercial Mortgage-Backed Securities	—	39,450,309	—	39,450,309
Commercial Services & Supplies	—	3,143,757	—	3,143,757
Communications Equipment	—	767,025	—	767,025
Computers & Peripherals	—	4,766,886	—	4,766,886
Diversified Financial Services	—	54,422,751	—	54,422,751
Diversified Telecommunication Services	—	8,101,378	—	8,101,378
Electric Utilities	—	14,400,393	—	14,400,393
Energy Equipment & Services	—	5,751,788	—	5,751,788
Federal Agencies	—	549,208,829	—	549,208,829
Food & Staples Retailing	—	3,652,413	—	3,652,413
Food Products	—	6,961,009	—	6,961,009
Foreign Government	—	21,822,714	—	21,822,714
Gas Utilities	—	238,017	—	238,017
Government Agency	—	1,121,079	—	1,121,079
Health Care Equipment & Supplies	—	1,455,309	—	1,455,309
Household Products	—	5,078,412	—	5,078,412
Industrial Conglomerates	—	4,203,786	—	4,203,786
Insurance	—	3,756,549	—	3,756,549
Machinery	—	3,222,195	—	3,222,195
Media	—	11,940,506	—	11,940,506
Metals & Mining	—	3,450,719	—	3,450,719
Multi-Utilities	—	5,050,109	—	5,050,109
Multiline Retail	—	2,228,020	—	2,228,020
Oil, Gas & Consumable Fuels	—	6,864,159	—	6,864,159
Paper & Forest Products	—	390,000	—	390,000
Pharmaceuticals	—	10,886,259	—	10,886,259
Real Estate Investment Trusts	—	3,935,473	—	3,935,473
Road & Rail	—	4,121,270	—	4,121,270
Software	—	2,098,668	—	2,098,668
Specialty Retail	—	1,083,811	—	1,083,811
U.S. Treasury	—	294,864,818	—	294,864,818
Wireless Telecommunication Services	—	5,115,468	—	5,115,468
Yankee	—	10,776,668	—	10,776,668
Total Fixed Income	—	1,159,605,186	—	1,159,605,186

Short Term Investments
Discount Notes	—	40,798,730	—	40,798,730
Mutual Funds	161,207,403	—	—	161,207,403
Total Short Term Investments	161,207,403	40,798,730	—	202,006,133

Total Investments	$161,207,403	$1,200,403,916	$—	$1,361,611,319

The accompanying notes are an integral part of the financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,361,611,319
Cash		92,209
Receivable for:
Securities sold		8,615,621
Fund shares sold		4,599,166
Accrued interest		10,860,253

Total Assets		1,385,778,568
Liabilities
Payable for:
Securities purchased	$41,985,605
Fund shares redeemed	344,442
Withholding taxes	2,200
Collateral for securities loaned	161,207,403
Accrued expenses:
Management fees	228,819
Distribution & service fees	118,651
Deferred directors’ fees	2,421
Other expenses	157,541

Total Liabilities		204,047,082

Net Assets		$1,181,731,486

Net assets consists of:
Capital paid in		$1,166,083,055
Undistributed net investment income		25,163,883
Accumulated net realized losses		(36,506,908)
Unrealized appreciation on investments		26,991,456

Net Assets		$1,181,731,486

Net Assets
Class A		$537,918,422
Class B		524,101,548
Class E		117,123,897
Class G		2,587,619

Capital Shares (Authorized) Outstanding
Class A (75,000,000)		50,842,119
Class B (80,000,000)		50,306,255
Class E (20,000,000)		11,116,321
Class G (10,000,000)		248,732

Net Asset Value and Redemption Price Per Share
Class A		$10.58
Class B		10.42
Class E		10.54
Class G		10.40

(a) Identified cost of investments		$1,334,619,863
(b) Includes cash collateral for securities loaned of		161,207,403

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Interest		$27,790,408 (a)

Expenses
Management fees	$1,410,211
Distribution & service fees—Class B	598,020
Distribution & service fees—Class E	86,722
Distribution & service fees—Class G	344
Directors’ fees and expenses	15,769
Custodian	67,840
Audit and tax services	16,349
Legal	19,002
Printing	120,422
Insurance	8,333
Miscellaneous	5,065

Total expenses	2,348,077
Management fee waivers	(33,891)	2,314,186

Net Investment Income		25,476,222

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(6,866,484)
Change in unrealized appreciation on:
Investments—net		222,965

Net loss		(6,643,519)

Net Increase in Net Assets From Operations		$18,832,703

(a)	Includes income on securities loaned of $699,226.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$25,476,222	$65,482,692
Net realized loss	(6,866,484)	(4,343,529)
Change in unrealized appreciation	222,965	10,349,538

Increase in net assets from operations	18,832,703	71,488,701

From Distributions to Shareholders
Net investment income
Class A	(33,214,012)	(29,529,866)
Class B	(29,060,234)	(24,494,600)
Class E	(6,956,815)	(7,019,399)

Total distributions	(69,231,061)	(61,043,865)

Increase (decrease) in net assets from capital share transactions	49,974,088	(248,196,357)

Total decrease in net assets	(424,270)	(237,751,521)

Net Assets
Beginning of the period	1,182,155,756	1,419,907,277

End of the period	$1,181,731,486	$1,182,155,756

Undistributed Net Investment Income
End of the period	$25,163,883	$68,918,722

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,607,676	$28,019,654	7,257,786	$78,190,985
Reinvestments	3,181,419	33,214,012	2,775,363	29,529,866
Redemptions	(5,823,108)	(63,658,701)	(20,975,670)	(227,457,992)

Net decrease	(34,013)	$(2,425,035)	(10,942,521)	$(119,737,141)

Class B
Sales	6,528,585	$68,407,028	6,244,297	$66,535,833
Reinvestments	2,824,124	29,060,234	2,335,043	24,494,600
Redemptions	(4,049,932)	(43,780,263)	(16,204,892)	(172,016,970)

Net increase (decrease)	5,302,777	$53,686,999	(7,625,552)	$(80,986,537)

Class E
Sales	528,581	$5,573,328	984,656	$10,566,589
Reinvestments	668,925	6,956,815	662,207	7,019,399
Redemptions	(1,497,275)	(16,385,012)	(6,063,130)	(65,058,667)

Net decrease	(299,769)	$(3,854,869)	(4,416,267)	$(47,472,679)

Class G(a)
Sales	249,278	$2,572,626	0	$0
Redemptions	(547)	(5,633)	0	0

Net increase	248,731	$2,566,993	0	$0

Increase (decrease) derived from capital share transactions		$49,974,088		$(248,196,357)

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.10		$10.97	$10.76	$10.81	$11.02	$10.93

Income (Loss) From Investment Operations
Net investment income	0.25	(a)	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	(0.07)		0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.18		0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.70)		(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.70)		(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$10.58		$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	1.71	(b)	5.99	6.87	4.12	2.06	4.10
Ratio of operating expenses to average net assets (%)	0.29	(c)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.30	(c)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	4.63	(c)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	28	(c)	14	15	18	23	27
Net assets, end of period (in millions)	$537.92		$564.53	$678.19	$511.54	$524.88	$550.46

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92		$10.81	$10.60	$10.66	$10.87	$10.79

Income (Loss) From Investment Operations
Net investment income	0.23	(a)	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	(0.06)		0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.17		0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.67)		(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.67)		(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.42		$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	1.66	(b)	5.63	6.66	3.81	1.85	3.84
Ratio of operating expenses to average net assets (%)	0.54	(c)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.55	(c)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.38	(c)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	28	(c)	14	15	18	23	27
Net assets, end of period (in millions)	$524.10		$491.55	$568.79	$469.21	$354.65	$170.96

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.04		$10.92	$10.71	$10.77	$10.97	$10.89

Income (Loss) From Investment Operations
Net investment income	0.24	(a)	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	(0.06)		0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.18		0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.68)		(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.68)		(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$10.54		$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	1.75	(b)	5.76	6.71	3.88	2.00	3.94
Ratio of operating expenses to average net assets (%)	0.44	(c)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.45	(c)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.48	(c)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	28	(c)	14	15	18	23	27
Net assets, end of period (in millions)	$117.12		$126.08	$172.93	$176.15	$190.84	$200.27

	Class G
	Period ended June 30, 2009(e)
Net Asset Value, Beginning of Period	$10.29

Income (Loss) From Investment Operations
Net investment income	0.06	(a)
Net realized and unrealized gain on investments	0.05

Total from investment operations	0.11

Net Asset Value, End of Period	$10.40

Total Return (%)	1.07	(b)
Ratio of operating expenses to average net assets (%)	0.59	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.60	(c)
Ratio of net investment income to average net assets (%)	3.94	(c)
Portfolio turnover rate (%)	28	(c)
Net assets, end of period (in millions)	$2.59

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $43,052,377 (representing 3.6% of the Portfolio’s net assets).

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Total
$6,670,752	$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$20,846,840

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$61,043,865	$53,663,239	$—	$—	$—	$—	$61,043,865	$53,663,239

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$68,918,722	$—	$18,828,455	$(20,846,840)	$66,900,337

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(853,547)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$152,665,163	$60,279,335	$79,487,257	$75,226,329

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $1,410,211.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2009 were $129,914.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.006% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned 17.86%, 17.72%, 17.77%, and 17.74%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 16.61%.

MARKET ENVIRONMENT/CONDITIONS

After posting a strong rally in December, markets quickly gave back short-term gains made throughout the end of last year. However, there were incremental positives that began to work their way into investor sentiment by the end of the first quarter. Widespread monetary and fiscal stimulus, lower mortgage rates and inventory clearing by corporations were just a few factors that left investors with a glimpse of a light at the end of the first quarter of 2009. Equity markets staged a significant rally during the second quarter, as macroeconomic indicators seemed to stabilize, and investors began to anticipate a slow economic recovery. After testing market lows in early March, many names rallied after being oversold and priced for bankruptcy across several industries. In addition to the broad market rally, individual company stocks were significantly rewarded on a solid earnings season, as upward earnings estimate revisions lifted stocks. Despite these slightly improving economic conditions, many investors remained skeptical that earnings growth could continue without significant top-line improvement, as investors were weary of cost-cutting measures being played out in the near-term.

PORTFOLIO REVIEW/CURRENT POSITIONING

Positive stock selection within the industrials sector was the biggest contributor to relative returns for the period. Stock selection in energy was also a positive contributor to returns. Weaker stock selection in the healthcare sector was the most significant relative detractor during the six-month period.

Within the industrials sector, aircraft cabin parts provider BE Aerospace rebounded after a strong selloff in the second half of 2008, as the company moved aggressively to reduce capital expenditures during the first half of the year. Investors reacted positively to the news, pushing the stock up more than 80%. Network construction and engineering company Quanta Services climbed more than 15% for the period, as the company was seen as a primary beneficiary of government investment in power and telecommunications infrastructure.

Energy was also a positive contributor to the Portfolio for the period. Exploration and production companies rebounded sharply on lessening concern over debt-laden balance sheets, in addition to rising commodity prices. Within the Portfolio, coal producer Massey Energy jumped more than 80% during the period. Holding Plains Exploration and Production also spiked by more than 17% as the company continued to execute on the strength of its diversified asset base.

Weaker stock selection in the healthcare sector held back relative returns for the period. Holding Martek Biosciences, a producer of additives for infant formula, experienced sharp declines after published research suggested certain additives were not as beneficial as once perceived. Healthcare service provider Lincare Holdings also fell by about 15% during the period, as the new government healthcare budget proposal left questions regarding a possible cut in Medicare reimbursements.

There were no major changes made to the Portfolio’s sector positioning throughout the course of the semi-annual period. Despite the annual reconstitution of the Russell Midcap Growth Index at the end of the reporting period, there were no major changes to our relative weighting versus the index. At the end of the period, the Portfolio’s most significant overweight was in the energy sector, while its most significant underweight was in the consumer discretionary sector. In general, sector allocations were a function of our bottom-up stock selection process, and therefore are a result of where we found individual opportunities within the Mid Cap Growth universe.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally higher price-to-book ratios and higher forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Aggressive Growth Portfolio
Class A	17.86	-32.89	-0.37	-0.74	—
Class B	17.72	-33.05	-0.64	—	-0.63
Class D	17.77	-32.94	—	—	-8.33
Class E	17.74	-33.00	-0.51	—	-1.48
Russell Midcap Growth Index	16.61	-30.33	-0.44	0.02	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Mednax, Inc.	2.5
Broadcom Corp.	2.4
Celanese Corp. (Series A)	2.4
Amdocs, Ltd.	2.3
Scientific Games Corp.	2.3
Genpact, Ltd.	2.2
BE Aerospace, Inc.	2.2
PMC-Sierra, Inc.	2.1
Ametek, Inc.	2.1
MSCI, Inc.	2.0

Top Sectors

% of Total Market Value
Information Technology	23.8
Industrials	16.9
Health Care	16.2
Consumer Discretionary	14.6
Energy	7.5
Financials	7.5
Materials	4.8
Consumer Staples	4.2
Cash & Cash Equivalents	2.2
Telecommunication Services	1.2

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Aggressive Growth—Class A	Actual	0.80%	$1,000.00	$1,178.60	$4.32
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

BlackRock Aggressive Growth—Class B	Actual	1.05%	$1,000.00	$1,177.20	$5.67
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

BlackRock Aggressive Growth—Class D	Actual	0.90%	$1,000.00	$1,177.70	$4.86
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

BlackRock Aggressive Growth—Class E	Actual	0.95%	$1,000.00	$1,177.40	$5.13
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—96.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.8%
BE Aerospace, Inc. (a)	1,058,600	$15,201,496
Goodrich Corp.	262,800	13,132,116
Precision Castparts Corp.	77,400	5,652,522

		33,986,134

Biotechnology—0.8%
Martek Biosciences Corp. (a)	283,200	5,989,680

Capital Markets—2.0%
Invesco, Ltd.	600,421	10,699,502
Northern Trust Corp.	64,800	3,478,464

		14,177,966

Chemicals—4.4%
Agrium, Inc. (b)	204,700	8,165,483
Airgas, Inc.	138,000	5,593,140
Celanese Corp. (Series A)	714,300	16,964,625

		30,723,248

Commercial Banks—0.4%
KeyCorp.	522,800	2,739,472

Commercial Services & Supplies—1.3%
Iron Mountain, Inc. (a) (b)	312,200	8,975,750

Communications Equipment—1.3%
Harris Corp.	174,764	4,956,307
Harris Stratex Networks, Inc. (a)	43,414	281,323
Juniper Networks, Inc. (a)	168,200	3,969,520

		9,207,150

Construction & Engineering—1.9%
Quanta Services, Inc. (a) (b)	581,100	13,440,843

Diversified Financial Services—3.4%
CME Group, Inc.	29,930	9,311,522
MSCI, Inc. (a)	588,200	14,375,608

		23,687,130

Electrical Equipment—2.1%
Ametek, Inc.	420,000	14,523,600

Electronic Equipment, Instruments & Components—2.2%
Amphenol Corp. (Class A)	346,100	10,950,604
Cogent, Inc. (a) (b)	450,500	4,833,865

		15,784,469

Energy Equipment & Services—3.0%
Noble Corp.	343,800	10,399,950
Superior Energy Services, Inc. (a)	436,400	7,536,628
Weatherford International, Ltd. (a)	172,600	3,376,056

		21,312,634

Security Description	Shares	Value*

Food Products—1.1%
Dean Foods Co. (a)	390,800	$7,499,452

Health Care Equipment & Supplies—2.5%
Hologic, Inc. (a)	443,800	6,315,274
ResMed, Inc. (a)	279,900	11,400,327

		17,715,601

Health Care Providers & Services—7.8%
AmerisourceBergen Corp.	190,800	3,384,792
Lincare Holdings, Inc. (a) (b)	531,500	12,500,880
Magellan Health Services, Inc. (a)	260,000	8,533,200
Medco Health Solutions, Inc. (a)	280,800	12,807,288
Mednax, Inc. (a) (b)	411,100	17,319,643

		54,545,803

Hotels, Restaurants & Leisure—4.6%
Burger King Holdings, Inc.	436,400	7,536,628
Darden Restaurants, Inc.	269,000	8,871,620
Scientific Games Corp. (a) (b)	1,009,900	15,926,123

		32,334,371

Household Durables—1.0%
NVR, Inc. (a) (b)	13,800	6,932,982

Household Products—1.4%
Church & Dwight Co., Inc.	182,700	9,922,437

Insurance—1.0%
RenaissanceRe Holdings, Ltd.	145,500	6,771,570

IT Services—7.9%
Amdocs, Ltd. (a)	759,950	16,300,927
Fidelity National Information Services, Inc. (b)	162,600	3,245,496
Genpact, Ltd. (a)	1,318,600	15,493,550
Lender Processing Services, Inc.	441,650	12,264,621
TeleTech Holdings, Inc. (a) (b)	552,700	8,373,405

		55,677,999

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc. (a)	214,100	8,728,857

Machinery—5.2%
IDEX Corp.	444,004	10,909,178
Joy Global, Inc.	317,200	11,330,384
Oshkosh Corp. (b)	509,200	7,403,768
Pentair, Inc.	259,900	6,658,638

		36,301,968

Media—3.0%
CKX, Inc. (a) (b)	1,069,400	7,582,046
DreamWorks Animation SKG, Inc. (a)	493,100	13,604,629

		21,186,675

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—0.5%
Century Aluminum Co. (a) (b)	510,698	$3,181,649

Oil, Gas & Consumable Fuels—4.4%
Consol Energy, Inc.	286,500	9,729,540
Plains Exploration & Production Co. (a) (b)	318,500	8,714,160
Ultra Petroleum Corp. (a)	155,500	6,064,500
Williams Cos., Inc.	427,600	6,674,836

		31,183,036

Personal Products—1.7%
Avon Products, Inc.	454,900	11,727,322

Pharmaceuticals—3.8%
Allergan, Inc.	120,800	5,747,664
Medicis Pharmaceutical Corp. (b)	436,300	7,120,416
Shire, Plc. (ADR)	331,100	13,734,028

		26,602,108

Professional Services—1.7%
IHS, Inc. (a)	246,000	12,268,020

Real Estate Investment Trusts—0.8%
Chimera Investment Corp.	1,544,800	5,391,352

Semiconductors & Semiconductor Equipment—6.2%
Broadcom Corp. (a)	690,500	17,117,495
Lam Research Corp. (a) (b)	445,700	11,588,200
PMC-Sierra, Inc. (a) (b)	1,866,790	14,859,649

		43,565,344

Software—6.2%
Adobe Systems, Inc. (a)	490,440	13,879,452
CA, Inc.	344,800	6,009,864
Intuit, Inc. (a)	362,900	10,219,264
Salesforce.com, Inc. (a) (b)	127,100	4,851,407
TiVo, Inc. (a) (b)	828,200	8,679,536

		43,639,523

Specialty Retail—4.9%
Bed Bath & Beyond, Inc. (a) (b)	324,500	9,978,375
GameStop Corp. (Class A) (a)	510,200	11,229,502
Staples, Inc.	273,100	5,508,427
The TJX Cos., Inc.	235,100	7,396,246

		34,112,550

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.1%
lululemon athletica, Inc. (a) (b)	586,800	$7,646,004

Wireless Telecommunication Services—1.2%
American Tower Corp. (Class A) (a)	259,527	8,182,886

Total Common Stock (Identified Cost $794,302,244)		679,665,585

Mutual Funds—1.1%

Exchange Traded Funds—1.1%
iShares Russell Midcap Growth Index Fund (b)	201,400	7,341,030

Total Mutual Funds (Identified Cost $10,276,637)		7,341,030

Short Term Investments—15.5%	Par Amount

Mutual Funds—12.8%
State Street Navigator Securities Lending Prime Portfolio (c)	89,779,568	89,779,568

Repurchase Agreement—2.7%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $19,334,005 on 07/01/09, collateralized by $19,125,000 Federal Home Loan Bank 2.875% due 11/23/10 with a value of $19,722,656.	$19,334,000	$19,334,000

Total Short Term Investments (Identified Cost $109,113,568)		109,113,568

Total Investments—113.4% (Identified Cost $913,692,449) (d)		796,120,183
Liabilities in excess of other assets		(94,214,792)

Net Assets—100%		$701,905,391

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $88,068,866 and the collateral received consisted of cash in the amount of $89,779,568. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $920,380,658 and the composition of unrealized appreciation and depreciation of investment securities was $40,840,067 and $(165,100,542), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described bellow:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$33,986,134	$—	$—	$33,986,134
Biotechnology	5,989,680	—	—	5,989,680
Capital Markets	14,177,966	—	—	14,177,966
Chemicals	30,723,248	—	—	30,723,248
Commercial Banks	2,739,472	—	—	2,739,472
Commercial Services & Supplies	8,975,750	—	—	8,975,750
Communications Equipment	9,207,150	—	—	9,207,150
Construction & Engineering	13,440,843	—	—	13,440,843
Diversified Financial Services	23,687,130	—	—	23,687,130
Electrical Equipment	14,523,600	—	—	14,523,600
Electronic Equipment, Instruments & Components	15,784,469	—	—	15,784,469
Energy Equipment & Services	21,312,634	—	—	21,312,634
Food Products	7,499,452	—	—	7,499,452
Health Care Equipment & Supplies	17,715,601	—	—	17,715,601
Health Care Providers & Services	54,545,803	—	—	54,545,803
Hotels, Restaurants & Leisure	32,334,371	—	—	32,334,371
Household Durables	6,932,982	—	—	6,932,982
Household Products	9,922,437	—	—	9,922,437
Insurance	6,771,570	—	—	6,771,570
IT Services	55,677,999	—	—	55,677,999
Life Sciences Tools & Services	8,728,857	—	—	8,728,857
Machinery	36,301,968	—	—	36,301,968
Media	21,186,675	—	—	21,186,675
Metals & Mining	3,181,649	—	—	3,181,649
Oil, Gas & Consumable Fuels	31,183,036	—	—	31,183,036
Personal Products	11,727,322	—	—	11,727,322
Pharmaceuticals	26,602,108	—	—	26,602,108
Professional Services	12,268,020	—	—	12,268,020
Real Estate Investment Trusts	5,391,352	—	—	5,391,352
Semiconductors & Semiconductor Equipment	43,565,344	—	—	43,565,344
Software	43,639,523	—	—	43,639,523
Specialty Retail	34,112,550	—	—	34,112,550
Textiles, Apparel & Luxury Goods	7,646,004	—	—	7,646,004
Wireless Telecommunication Services	8,182,886	—	—	8,182,886
Total Common Stock	679,665,585	—	—	679,665,585

Mutual Funds
Exchange Traded Funds	7,341,030	—	—	7,341,030
Short Term Investments
Mutual Funds	89,779,568	—	—	89,779,568
Repurchase Agreement	—	19,334,000	—	19,334,000
Total Short Term Investments	89,779,568	19,334,000	—	109,113,568

Total Investments	$776,786,183	$19,334,000	$—	$796,120,183

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$796,120,183
Cash		554
Receivable for:
Fund shares sold		186,364
Accrued interest and dividends		199,418
Foreign taxes		18

Total Assets		796,506,537
Liabilities
Payable for:
Securities purchased	$3,498,960
Fund shares redeemed	712,348
Withholding taxes	1,689
Collateral for securities loaned	89,779,568
Due to custodian bank	2,898
Accrued expenses:
Management fees	429,986
Distribution & service fees	22,508
Deferred directors’ fees	2,421
Other expenses	150,768

Total Liabilities		94,601,146

Net Assets		$701,905,391

Net assets consists of:
Capital paid in		$1,184,673,512
Undistributed net investment income		13,226
Accumulated net realized losses		(365,209,081)
Unrealized depreciation on investments		(117,572,266)

Net Assets		$701,905,391

Net Assets
Class A		$511,491,128
Class B		48,922,550
Class D		129,346,925
Class E		12,144,788

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		27,735,872
Class B (5,000,000)		2,789,435
Class D (15,000,000)		7,069,319
Class E (5,000,000)		664,352

Net Asset Value and Redemption Price Per Share
Class A		$18.44
Class B		17.54
Class D		18.30
Class E		18.28

(a) Identified cost of investments		$913,692,449
(b) Includes cash collateral for securities loaned of		89,779,568

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$2,213,500	(a)
Interest		451,524	(b)

		2,665,024
Expenses
Management fees	$2,325,204
Distribution & service fees—Class B	48,188
Distribution & service fees—Class D	58,853
Distribution & service fees—Class E	8,107
Directors’ fees and expenses	15,769
Custodian	25,418
Audit and tax services	15,752
Legal	10,633
Printing	124,357
Insurance	1,258
Miscellaneous	4,688

Total expenses	2,638,227
Less broker commission recapture	(68,635)	2,569,592

Net Investment Income		95,432

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(64,197,397)
Change in unrealized appreciation on:
Investments—net		170,295,185

Net gain		106,097,788

Net Increase in Net Assets From Operations		$106,193,220

(a)	Net of foreign taxes of $1,689.
(b)	Includes income on securities loaned of $448,085.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$95,432	$1,234,529
Net realized loss	(64,197,397)	(13,997,593)
Change in unrealized appreciation (depreciation)	170,295,185	(530,783,936)

Increase (decrease) in net assets from operations	106,193,220	(543,547,000)

From Distributions to Shareholders
Net investment income
Class A	(1,038,672)	0
Class D	(86,595)	0
Class E	(2,653)	0

Total distributions	(1,127,920)	0

Decrease in net assets from capital share transactions	(21,975,133)	(109,634,253)

Total increase (decrease) in net assets	83,090,167	(653,181,253)

Net Assets
Beginning of the period	618,815,224	1,271,996,477

End of the period	$701,905,391	$618,815,224

Undistributed Net Investment Income
End of the period	$13,226	$1,045,714

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	346,194	$5,734,391	1,083,815	$23,861,568
Reinvestments	62,010	1,038,672	0	0
Redemptions	(1,865,810)	(29,712,902)	(4,349,912)	(102,062,908)

Net decrease	(1,457,606)	$(22,939,839)	(3,266,097)	$(78,201,340)

Class B
Sales	1,072,434	$16,400,274	1,231,192	$26,842,935
Redemptions	(433,662)	(6,582,242)	(724,956)	(15,061,146)

Net increase	638,772	$9,818,032	506,236	$11,781,789

Class D
Sales	331,337	$5,293,728	772,219	$18,133,231
Reinvestments	5,210	86,595	0	0
Redemptions	(854,592)	(13,650,668)	(2,567,742)	(61,103,088)

Net decrease	(518,045)	$(8,270,345)	(1,795,523)	$(42,969,857)

Class E
Sales	65,252	$1,095,897	256,311	$5,557,784
Reinvestments	160	2,653	0	0
Redemptions	(108,554)	(1,681,531)	(253,021)	(5,802,629)

Net increase (decrease)	(43,142)	$(582,981)	3,290	$(244,845)

Decrease derived from capital share transactions		$(21,975,133)		$(109,634,253)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$15.68		$28.89	$23.96		$22.45	$20.28	$17.95

Income (Loss) From Investment Operations
Net investment income (loss)	0.01	(a)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) of investments	2.79		(13.25)	4.99		1.58	2.24	2.40

Total from investment operations	2.80		(13.21)	4.93		1.51	2.17	2.33

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00		0.00	0.00	0.00

Total distributions	(0.04)		0.00	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$18.44		$15.68	$28.89		$23.96	$22.45	$20.28

Total Return (%)	17.86	(b)	(45.73)	20.58		6.73	10.70	12.98
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.77	0.76		0.79	0.79	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.75	0.74		0.77	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.07	(c)	0.16	(0.24)		(0.29)	(0.33)	(0.38)
Portfolio turnover rate (%)	50	(c)	48	49		91	71	95
Net assets, end of period (in millions)	$511.49		$457.84	$937.66		$880.97	$938.55	$954.74

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004(e)
Net Asset Value, Beginning of Period	$14.90		$27.51		$22.88		$21.49	$19.46	$18.12

Income (Loss) From Investment Operations
Net investment loss	(0.02	)(a)	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) of investments	2.66		(12.59)		4.75		1.48	2.11	1.37

Total from investment operations	2.64		(12.61)		4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$17.54		$14.90		$27.51		$22.88	$21.49	$19.46

Total Return (%)	17.72	(b)	(45.84)		20.24		6.47	10.43	7.40	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(c)	1.02		1.01		1.04	1.04	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	1.00		0.99		1.02	1.01	1.03	(c)
Ratio of net investment loss to average net assets (%)	(0.19	)(c)	(0.11)		(0.48)		(0.53)	(0.56)	(0.56	)(c)
Portfolio turnover rate (%)	50	(c)	48		49		91	71	95
Net assets, end of period (in millions)	$48.92		$32.05		$45.24		$21.63	$11.76	$4.17

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class D
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006(e)
Net Asset Value, Beginning of Period	$15.54		$28.66	$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	0.00	(a) (f)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	2.77		(13.13)	4.95		(0.26)

Total from investment operations	2.77		(13.12)	4.86		(0.32)

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		0.00

Total distributions	(0.01)		0.00	0.00		0.00

Net Asset Value, End of Period	$18.30		$15.54	$28.66		$23.80

Total Return (%)	17.77	(b)	(45.74)	20.42		(1.33	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.87	0.86		0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.88	(c)	0.85	0.84		0.87	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(c)	0.06	(0.34)		(0.36	)(c)
Portfolio turnover rate (%)	50	(c)	48	49		91
Net assets, end of period (in millions)	$129.35		$117.94	$268.93		$270.16

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$15.53		$28.64		$23.79		$22.33	$20.20	$17.90

Income (Loss) From Investment Operations
Net investment income (loss)	0.00	(a) (f)	0.00	(a) (g)	(0.10	)(a)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss) of investments	2.75		(13.11)		4.95		1.58	2.24	2.39

Total from investment operations	2.75		(13.11)		4.85		1.46	2.13	2.30

Less Distributions
Distributions from net investment income	(0.00	)(h)	0.00		0.00		0.00	0.00	0.00

Total distributions	(0.00)		0.00		0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$18.28		$15.53		$28.64		$23.79	$22.33	$20.20

Total Return (%)	17.74	(b)	(45.78)		20.39		6.54	10.54	12.79
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(c)	0.92		0.91		0.94	0.94	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.90		0.89		0.92	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(c)	0.00	(i)	(0.39)		(0.44)	(0.48)	(0.52)
Portfolio turnover rate (%)	50	(c)	48		49		91	71	95
Net assets, end of period (in millions)	$12.14		$10.99		$20.17		$16.31	$17.65	$17.89

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(f)	Net investment loss per share was less than $(0.01).
(g)	Net investment income per share was less than $0.01.
(h)	Distributions from net investment income were less than $0.01.
(i)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/09	Expiring 12/31/10	Total
$227,327,608	$20,631,133	$247,958,741

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,045,714	$—	$(297,246,409)	$(247,958,741)	$(544,159,436)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(43,673,987)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$153,305,821	$0	$168,472,978

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,325,204	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 4.23%, 4.11%, and 4.15%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 1.90%.

MARKET ENVIRONMENT/CONDITIONS

For the period, economic data continued to point to an economy whose pace of deterioration was slowing. While housing starts and permits rose in May, a large overhang of housing inventory still remains, making it too early to call a bottom to the market. Manufacturing data was mixed, but generally pointed to improvement and suggested that firms were making appreciable headway on reducing their inventories. The ultimate question for the manufacturing sector, and the economy more generally, is whether consumer spending will stabilize in the period ahead or decline even further. The labor market picture continued to be very grim as the unemployment rate rose to 9.5% in June.

In the statement following its June meeting, the Federal Open Market Committee (FOMC) said that it will maintain its target range for the federal funds rate at 0% to 0.25%. The FOMC further indicated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Following the late-March announcement of the Public-Private Investment Program (PPIP), the broad fixed income markets saw a reversal of the earlier flight to quality. Corporates, mortgages (residential and commercial) and asset-backed securities (ABS) posted strong performance, while US Treasuries underperformed. Agency spreads tightened toward the end of the second quarter as the Federal Reserve (Fed) reaffirmed its commitment to include agencies as a part of its purchase program.

Signs of a bottoming economy and disappointment that the FOMC did not suggest an expansion of the Treasury buyback program drove Treasury yields, particularly longer-dated maturities, higher in May. Since then, the Treasury market has rallied, driven by softer economic data and the considerable uncertainty regarding the outlook for the economy. While job losses were lower than their peak in January, the unemployment rate continued to rise during the period. Despite the near-term deflationary pressures, investors remain concerned with longer-term price stability, given the massive quantitative easing response, uncertainty around the Fed’s exit strategy and substantial excess of bank reserves.

The commercial mortgage-backed securities (CMBS) market continues to engage in a tug-of-war between buyers anticipating Term Asset-Backed Securities Loan Facility (TALF) and PPIP leverage and the credit fundamentals that are challenged by the slow economy. Lastly, while ABS spreads tightened during the period, the market was torn between weak fundamentals and strong technical factors.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio reduced its exposure to agency mortgages, non-agency mortgages and other credit sectors in favor of Treasuries, agency debt and FDIC-guaranteed paper. However, the Portfolio continues to hold underweights in Treasuries and agencies, with either overweights or non-index positions in more attractively valued segments of the market. These positions include overweights in AAA-rated CMBS and ABS, as well as out-of-index allocations to Alt-A paper and prime non-agency mortgages.

Portfolio performance was positively impacted by our overweight exposure to CMBS and ABS, as well as our non-index allocation to non-agency mortgages. The Portfolio’s underweight in Treasuries also benefited performance as the sector underperformed for the period. The Portfolio’s yield curve positioning, most notably a curve-flattener during the final month of the period, also benefited performance. Finally, we remained active in the corporates sector, continuing to reduce exposure to financials, but opportunistically increasing our holdings in industrials. Overall, the Portfolio ended the period with a slight overweight in corporates.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Bond Income Portfolio
Class A	4.23	0.92	3.67	5.05	—
Class B	4.11	0.66	3.41	—	4.34
Class E	4.15	0.76	3.52	—	4.12
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.01	5.98	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	32.6
Government National Mortgage Association	5.0
U.S. Treasury Bonds	3.4
Federal Home Loan Bank	3.3
Federal Home Loan Mortgage Corp.	3.1
LB-UBS Commercial Mortgage Trust	2.0
U.S. Treasury Notes	1.9
General Electric Capital Corp.	1.7
GMAC Commercial Mortgage Securities, Inc.	1.3
Verizon Wireless Capital, LLC	1.1

Top Sectors

% of Fixed Income Market Value
Mortgages	30.9
Investment Grade Corporates	19.7
Cash & Cash Equivalents	18.4
Commercial Mortgage-Backed	11.2
Agencies	5.6
Treasury	5.4
Other	5.1
Asset-Backed	3.2
High Yield Corporates	0.5

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Bond Income—Class A(a)	Actual	0.43%	$1,000.00	$1,042.30	$2.18
	Hypothetical	0.43%	$1,000.00	$1,022.63	$2.16

BlackRock Bond Income—Class B(a)	Actual	0.68%	$1,000.00	$1,041.10	$3.44
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41

BlackRock Bond Income—Class E(a)	Actual	0.58%	$1,000.00	$1,041.50	$2.94
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—95.6% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. 5.875%, 01/15/15	$370,000	$328,375
6.375%, 10/15/15	650,000	589,875
Northrop Grumman Systems Corp. 7.125%, 02/15/11	1,000,000	1,073,363

		1,991,613

Air Freight & Logistics—0.6%
United Parcel Service, Inc. 3.875%, 04/01/14	8,750,000	9,022,825

Asset Backed—3.2%
ARES CLO Funds (144A) 3.311%, 02/26/16 (a)	1,600,000	16,000
Centex Home Equity 2.364%, 12/25/32 (a)	625,393	80,949
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,157,818	787,712
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,115,000	2,162,502
Countrywide Asset-Backed Certificates 0.464%, 07/25/36 (a)	7,021,287	3,989,700
Honda Auto Receivables Owner Trust 2.790%, 05/16/12	9,875,000	9,928,770
Knollwood CDO, Ltd. (144A) 4.357%, 02/08/39 (b) (c)	623,404	0
Merrill Lynch First Franklin Mortgage Loan Trust 0.434%, 04/25/37 (a)	1,834,950	1,515,007
Nissan Auto Receivables Owner Trust 3.200%, 02/15/13	6,860,000	6,950,093
Option One Mortgage Loan Trust 1.439%, 01/25/33 (a)	268,354	120,355
SLM Student Loan Trust 1.172%, 04/26/21 (a)	3,340,000	3,278,201
2.192%, 10/25/16 (a)	970,000	975,456
2.392%, 01/25/28 (a)	3,620,000	3,563,578
2.792%, 07/25/23 (a)	9,750,000	9,681,358
Structured Asset Investment Loan Trust 3.239%, 04/25/33 (a)	59,325	9,717
Wachovia Auto Owner Trust 5.380%, 03/20/13	7,438,451	7,599,415

		50,658,813

Capital Markets—1.6%
Credit Suisse USA, Inc. 6.125%, 11/15/11	1,600,000	1,713,027
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	4,775,000	478
Morgan Stanley 1.399%, 01/09/12 (a)	2,140,000	1,929,011
5.050%, 01/21/11	6,800,000	6,934,082
5.625%, 01/09/12	1,290,000	1,320,195
6.250%, 08/28/17	3,840,000	3,715,534

Security Description	Par Amount	Value*

Capital Markets—(Continued)
The Bank of New York Mellon Corp. 4.300%, 05/15/14	$7,725,000	$7,849,543
The Bear Stearns Cos., LLC 1.507%, 07/19/10 (a)	2,040,000	2,041,544

		25,503,414

Collateralized-Mortgage Obligation—5.1%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	7,913,621	6,216,256
Bear Stearns Adjustable Rate Mortgage Trust 5.469%, 11/25/34 (a)	3,136,634	2,220,938
5.507%, 02/25/47 (a)	1,790,783	935,309
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	9,380,764	5,861,512
Countrywide Alternative Loan Trust 0.404%, 11/25/36 (a)	898,430	804,386
0.505%, 03/20/47 (a)	4,222,132	1,665,073
5.500%, 11/25/35	4,346,795	2,747,989
5.500%, 04/25/37	4,214,830	2,752,698
Countrywide Home Loan Mortgage Pass-Through Trust 0.514%, 04/25/46 (a)	1,786,170	759,771
6.500%, 10/25/37	5,113,770	3,757,822
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	2,195,416	1,445,544
6.000%, 02/25/37	3,794,328	2,883,688
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.514%, 02/25/47 (a)	1,478,911	621,356
0.714%, 04/25/35 (a)	2,319,608	1,258,870
GSR Mortgage Loan Trust 5.241%, 11/25/35 (a)	4,642,081	3,609,092
6.000%, 07/25/37	5,437,035	4,049,742
Harborview Mortgage Loan Trust 0.483%, 12/19/36 (a)	8,177,076	3,370,743
0.623%, 11/19/35 (a)	3,017,162	1,448,196
0.643%, 09/19/35 (a)	482,425	206,993
Indymac INDA Mortgage Loan Trust 5.887%, 09/25/36 (a)	3,050,122	1,678,125
JPMorgan Mortgage Trust 5.431%, 08/25/35 (a)	2,754,888	2,351,463
5.500%, 03/25/22	906,031	767,012
5.875%, 07/25/36	1,094,796	939,814
6.500%, 08/25/36	5,265,247	3,893,549
Mastr Adjustable Rate Mortgages Trust 4.853%, 01/25/36 (a)	8,709,606	6,062,112
Merrill Lynch Mortgage Investors, Inc. 5.819%, 05/25/36 (a)	6,332,896	3,055,359
Structured Adjustable Rate Mortgage Loan Trust 5.704%, 04/25/37 (a)	3,432,638	1,841,272
WaMu Mortgage Pass-Through Certificates 2.090%, 06/25/47 (a)	1,830,795	698,909
2.110%, 05/25/47 (a)	2,120,514	808,618

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
WaMu Mortgage Pass-Through Certificates 2.909%, 06/25/33 (a)	$578,340	$171,463
4.913%, 08/25/35 (a)	3,296,654	2,617,266
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	3,413,200	2,919,582
5.775%, 04/25/36 (a)	2,903,000	1,962,366
6.000%, 08/25/36	3,594,840	2,852,088
6.099%, 09/25/36 (a)	2,919,444	2,025,444

		81,260,420

Commercial Banks—3.6%
Barclays Bank, Plc. (144A) 5.926%, 12/31/49	2,540,000	1,447,800
7.434%, 09/29/49 (a)	3,755,000	2,515,850
Danske Bank A/S (144A) 2.500%, 05/10/12	6,785,000	6,811,460
Dexia Credit Local (144A) 2.375%, 09/23/11	5,465,000	5,502,200
Eksportfinans A/S 5.500%, 05/25/16	4,100,000	4,281,031
HSBC Bank USA, N.A. 5.875%, 11/01/34	2,300,000	2,132,201
Kreditanstalt fuer Wiederaufbau 3.500%, 03/10/14	11,950,000	12,171,036
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15	2,300,000	1,802,855
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	6,600,000	6,628,224
U.S. Bank, N.A. 4.950%, 10/30/14	2,300,000	2,373,552
UBS AG 5.750%, 04/25/18	5,400,000	4,917,974
5.875%, 12/20/17	7,760,000	7,226,578

		57,810,761

Commercial Mortgage-Backed Securities—11.1%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	4,746,833
5.356%, 12/10/16	4,785,000	3,768,991
6.186%, 06/11/35	5,530,000	5,666,719
7.333%, 10/15/09	3,365,710	3,376,457
Bear Stearns Commercial Mortgage Securities 4.361%, 06/11/41	185,652	185,597
Chase Commercial Mortgage Securities Corp. 7.319%, 10/15/32	2,080,033	2,123,448
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,230,000	983,756
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	4,884,382
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	9,027,138

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
CS First Boston Mortgage Securities Corp. 4.940%, 12/15/35	$7,295,000	$7,074,442
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	5,523,176	5,632,293
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (a)	9,412,000	9,406,732
First Union National Bank Commercial Mortgage Trust 7.390%, 12/15/31	6,533,475	6,573,652
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	4,557,139
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (a)	3,000,000	2,736,636
6.465%, 04/15/34	6,143,505	6,245,962
6.957%, 09/15/35	7,163,884	7,399,364
7.455%, 08/16/33	4,315,883	4,417,574
JPMorgan Chase Commercial Mortgage Securities Corp. 4.996%, 08/15/42 (a)	2,300,000	1,735,882
5.827%, 02/15/51 (a)	3,125,000	2,771,984
5.857%, 10/12/35	5,710,000	5,631,916
5.992%, 06/15/49 (a)	3,825,000	3,525,128
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	4,501,999	3,747,983
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,358,306	2,325,203
4.559%, 07/17/12 (a)	4,075,000	3,957,444
5.430%, 02/17/40 (a)	16,920,000	12,229,497
5.642%, 12/15/25	1,592,397	1,630,503
5.866%, 09/15/45	6,725,000	5,144,231
7.950%, 05/15/25 (a)	4,666,552	4,742,438
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,373,333	1,403,630
Morgan Stanley Capital I 5.693%, 10/15/42	2,695,000	2,530,610
5.811%, 04/12/49 (a)	1,390,000	1,295,342
Nomura Asset Securities Corp. 6.590%, 03/15/30	58,025	58,095
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,359,948	5,501,160
6.592%, 12/18/33	5,243,773	5,359,476
TIAA Seasoned Commercial Mortgage Trust 6.095%, 08/15/39 (a)	3,755,000	3,513,269
Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	4,950,000	4,227,677
5.924%, 06/15/49 (a)	3,600,000	3,359,793
5.926%, 05/15/43 (a)	9,000,000	7,093,222
6.100%, 02/15/51 (a)	4,300,000	3,165,657
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	2,914,298	2,873,967

		176,631,222

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Services & Supplies—0.1%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	$1,200,000	$1,209,300

Consumer Finance—0.4%
SLM Corp. 1.252%, 07/26/10 (a)	5,145,000	4,669,875
5.400%, 10/25/11	2,470,000	2,221,493

		6,891,368

Diversified Financial Services—8.4%
AES Ironwood, LLC 8.857%, 11/30/25	165,920	143,521
AES Red Oak, LLC 9.200%, 11/30/29	85,000	71,825
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	1,977,520
Atlantic Marine Corps Communities, LLC (144A) 5.343%, 12/01/50	150,000	97,685
BA Master Credit Card Trust 7.000%, 02/15/12	1,125,000	1,138,686
Bank of America Corp. 5.375%, 06/15/14	3,100,000	2,939,532
5.650%, 05/01/18	1,285,000	1,135,466
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	570,681
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (e)	2,100,000	2,229,667
BP Capital Markets, Plc. 3.125%, 03/10/12	5,445,000	5,554,461
Citigroup Funding, Inc. 2.125%, 07/12/12	7,135,000	7,135,985
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	5,320,000	3,458,000
Daimler Finance North America, LLC 7.300%, 01/15/12 (e)	3,800,000	3,935,071
Devon Financing Corp. 6.875%, 09/30/11	2,800,000	3,041,055
General Electric Capital Corp. 2.125%, 12/21/12	5,500,000	5,462,154
5.000%, 11/15/11	16,940,000	17,441,746
5.000%, 04/10/12	2,135,000	2,189,225
6.375%, 11/15/67 (a)	3,875,000	2,585,481
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	3,475,000	3,634,999
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	2,435,000	1,484,011
Icahn Enterprises, L.P. 8.125%, 06/01/12	225,000	207,000
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,054,861
Japan Finance Corp. 2.000%, 06/24/11	4,420,000	4,427,991

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
JPMorgan Chase & Co. 2.200%, 06/15/12 (e)	$10,000,000	$10,050,610
7.900%, 12/31/49 (a)	1,775,000	1,553,302
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	6,325,000	6,160,835
JPMorgan Chase Capital XXV 6.800%, 10/01/37	7,435,000	6,394,107
LeasePlan Corp. NV (144A) 3.000%, 05/07/12	7,400,000	7,427,454
Shell International Finance BV 4.000%, 03/21/14	6,350,000	6,520,345
Sprint Capital Corp. 8.375%, 03/15/12	200,000	197,000
Telecom Italia Capital S.A. 4.000%, 01/15/10	2,000,000	2,009,588
5.250%, 11/15/13	850,000	833,500
5.250%, 10/01/15	1,100,000	1,061,871
Verizon Wireless Capital, LLC (144A) 3.750%, 05/20/11	15,290,000	15,603,032
8.500%, 11/15/18	2,100,000	2,509,695
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	100,000	100,000
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (a)	2,130,000	1,533,600

		133,871,562

Diversified Telecommunication Services—1.5%
AT&T, Inc. 6.500%, 09/01/37	7,275,000	7,215,694
Cincinnati Bell, Inc. 7.250%, 07/15/13	80,000	73,200
Qwest Communications International, Inc. 7.500%, 02/15/14	405,000	369,562
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	175,000	159,688
Qwest Corp. 3.879%, 06/15/13 (a)	415,000	370,906
Telefonica Emisiones SAU 4.949%, 01/15/15	5,475,000	5,565,086
Verizon Communications, Inc. 8.750%, 11/01/18	8,150,000	9,653,504
Windstream Corp. 8.125%, 08/01/13	1,030,000	996,525
8.625%, 08/01/16	305,000	292,037

		24,696,202

Electric Utilities—0.8%
Elwood Energy, LLC 8.159%, 07/05/26	195,738	162,719
Florida Power & Light Co. 5.625%, 04/01/34	475,000	485,327
5.950%, 02/01/38	1,330,000	1,423,076
Florida Power Corp. 6.400%, 06/15/38	2,850,000	3,168,964

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	$1,650,000	$1,592,705
6.500%, 09/15/37	1,900,000	1,971,904
PECO Energy Co. 4.750%, 10/01/12	947,000	984,109
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,163,777
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	1,832,000	1,140,420

		12,093,001

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	994,589
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (e)	500,000	476,457

		1,471,046

Federal Agencies—44.0%
Federal Home Loan Bank 5.000%, 10/01/22	5,580,909	5,782,868
5.000%, 11/01/22	5,879,401	6,092,161
5.000%, 04/01/38	1,003,657	1,022,280
5.000%, 03/01/39	4,878,128	4,967,878
5.000%, 04/01/39	11,790,730	12,007,662
5.393%, 05/01/36 (a)	6,781,086	7,065,134
5.625%, 06/11/21	14,865,000	15,611,238
Federal Home Loan Mortgage Corp. 1.750%, 06/15/12 (e)	6,100,000	6,077,820
3.000%, 07/28/14 (e)	2,850,000	2,855,774
4.790%, 03/01/35 (a)	7,298,196	7,559,366
5.000%, 12/14/18	6,270,000	5,952,744
5.000%, TBA	500,000	516,875
5.125%, 11/17/17	7,860,000	8,626,570
5.500%, TBA	7,900,000	8,250,531
5.531%, 01/15/39 (a) (f)	72,018	6,092
6.000%, 03/15/29	4,239,012	4,397,140
6.000%, TBA	4,300,000	4,532,467
6.131%, 01/15/39 (a) (f)	131,359	12,337
6.166%, 06/15/36 (a) (f)	424,838	36,374
Federal National Mortgage Association 4.000%, TBA	16,200,000	15,936,281
4.500%, 12/01/20	15,285,156	15,833,829
4.500%, 04/01/39	124,108	124,010
4.500%, 06/01/39	10,925,000	10,916,418
4.500%, TBA	28,300,000	28,238,080
5.000%, 05/01/22	1,334,812	1,383,950
5.000%, 06/01/22	7,821,967	8,109,913
5.000%, 07/01/22	2,234,983	2,317,258
5.000%, 08/01/22	826,442	856,866
5.000%, 11/01/22	2,143,222	2,222,119
5.000%, 12/01/22	1,058,919	1,097,901
5.000%, 01/01/23	2,279,656	2,362,948
5.000%, 03/01/23	1,847,864	1,915,888

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
5.000%, 12/01/32	$264,616	$271,196
5.000%, 06/01/33	3,295,047	3,371,116
5.000%, 07/01/33	4,058,465	4,152,158
5.000%, 08/01/33	13,173,839	13,477,969
5.000%, 10/01/33	3,477,802	3,558,090
5.000%, 12/01/33	754,824	772,249
5.000%, 04/25/35	2,025,859	2,135,646
5.000%, 09/01/35	1,248,240	1,277,056
5.000%, 07/01/37	1,336,761	1,367,622
5.000%, 03/01/39	3,182,516	3,245,048
5.000%, TBA	40,800,000	41,539,500
5.044%, 07/01/38 (a)	7,184,302	7,452,898
5.125%, 01/02/14	7,600,000	7,739,460
5.250%, 08/01/12 (e)	3,100,000	3,221,210
5.250%, 09/15/16 (e)	10,000,000	11,022,590
5.500%, 04/01/17	107,895	114,025
5.500%, 05/01/19	21,767,836	23,004,521
5.500%, 06/25/28	1,325,279	1,369,530
5.500%, 09/01/33	4,999,907	5,188,136
5.500%, 07/01/34	55,321,127	57,369,196
5.500%, 02/01/35	13,818,294	14,338,504
5.500%, 05/01/35	19,781,706	20,526,418
5.500%, 12/01/35	44,472,923	46,119,376
5.500%, 09/01/36	4,378,917	4,547,873
5.500%, 04/01/37	2,388,016	2,468,589
5.500%, 08/01/37	1,342,772	1,388,077
5.500%, 11/01/37	1,743,421	1,802,244
5.500%, 12/01/37	1,578,272	1,631,524
5.500%, 02/01/38	846,304	874,811
5.500%, 03/01/38	1,417,807	1,465,565
5.500%, 05/01/38	1,005,319	1,039,182
5.500%, 06/01/38	3,712,883	3,837,947
5.500%, 07/01/38	1,007,681	1,041,623
5.500%, 09/01/38	4,417,230	4,566,020
5.500%, 10/01/38	1,164,276	1,203,494
5.500%, 01/01/39	8,090,707	8,362,891
5.956%, 02/25/38 (a) (f)	154,763	12,305
6.000%, 03/25/27	4,414,026	4,558,387
6.000%, 02/01/34	2,338,231	2,462,496
6.000%, 08/01/34	1,931,771	2,034,434
6.000%, 04/01/35	11,807,029	12,449,267
6.000%, 06/01/35	1,350,772	1,417,071
6.000%, 02/01/36	3,991,158	4,180,816
6.000%, 05/01/36	83,608	87,581
6.000%, 06/01/36	5,860,773	6,139,275
6.000%, 02/01/37	250,893	262,580
6.000%, 05/01/37	4,025,514	4,213,030
6.000%, 06/01/37	19,296,626	20,195,502
6.000%, 07/01/37	232,890	243,739
6.000%, 11/01/37	14,833,660	15,524,642
6.000%, 03/01/38	2,150,398	2,250,111
6.000%, TBA	13,600,000	14,212,000
6.436%, 03/25/37 (a)	109,505	10,954
6.446%, 04/25/37 (a) (f)	328,751	31,500
6.500%, TBA	30,300,000	32,127,454
9.000%, 04/01/16	9	9

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.000%, 10/20/33	$6,875,258	$7,005,754
5.000%, TBA	22,900,000	23,250,645
5.500%, 04/15/33	307,087	319,107
6.000%, TBA	4,700,000	4,893,884
6.000%, TBA	40,900,000	42,579,160
6.082%, 01/16/38 (a) (f)	13,104,221	1,446,221
6.185%, 07/20/37 (a) (f)	437,624	29,573
6.365%, 07/20/37 (a) (f)	1,206,583	68,421
6.500%, 04/15/33	259,852	276,590
6.500%, 09/15/34	9,503	10,109
6.500%, 07/15/35	216,587	230,268
6.505%, 03/20/37 (a) (f)	240,427	15,768
7.500%, 12/15/14	178,272	191,322
8.000%, 11/15/29	31,402	35,516
8.500%, 01/15/17	9,929	10,770
8.500%, 02/15/17	3,569	3,871
8.500%, 03/15/17	7,502	8,138
8.500%, 05/15/17	10,597	11,494
8.500%, 10/15/21	1,126	1,220
8.500%, 11/15/21	4,041	4,380
8.500%, 05/15/22	3,125	3,380
9.000%, 10/15/16	6,312	6,835

		702,367,705

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,213,940

Food Products—0.5%
Kraft Foods, Inc. 6.125%, 02/01/18	4,245,000	4,389,003
6.500%, 08/11/17 (a)	2,855,000	3,006,966

		7,395,969

Foreign Government—2.4%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	11,600,000	12,006,000
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	870,000	1,173,268
4.250%, 07/04/39 (EUR)	2,100,000	2,973,700
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,055,301
Japan Government 0.950%, 11/20/21 (JPY) (a)	1,287,000,000	13,229,020
U.K. Treasury 4.250%, 12/07/49 (GBP)	2,055,000	3,300,155

		37,737,444

Government Agency—1.0%
Dallas Area Rapid Transit 5.999%, 12/01/44	1,290,000	1,306,873

Security Description	Par Amount	Value*

Government Agency—(Continued)
Metropolitan Transportation Authority 7.336%, 11/15/39	$2,720,000	$3,205,819
Port Authority of New York & New Jersey 6.040%, 12/01/29	1,930,000	1,997,994
State of California 5.450%, 04/01/15	10,000,000	9,773,000

		16,283,686

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.950%, 12/15/34	1,750,000	1,408,712

Hotels, Restaurants & Leisure—0.0%
Harrah’s Operating Co., Inc. (144A) 10.000%, 12/15/18 (e)	621,000	357,075

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	260,219

Insurance—0.5%
American International Group, Inc. (144A) 8.175%, 05/15/58	1,227,000	350,058
Chubb Corp. 6.375%, 03/29/67 (a)	2,775,000	2,220,000
Lincoln National Corp. 7.000%, 05/17/66 (a)	1,735,000	1,093,050
The Progressive Corp. 6.700%, 06/15/37 (a)	2,640,000	1,861,480
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	3,075,000	2,478,339

		8,002,927

Media—1.2%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,330,000	1,516,200
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,504,774
Comcast Corp. 6.950%, 08/15/37	1,705,000	1,777,768
7.050%, 03/15/33	1,775,000	1,889,054
Cox Communications, Inc. 7.125%, 10/01/12	4,600,000	4,944,798
Cox Communications, Inc. (144A) 8.375%, 03/01/39	2,800,000	3,121,952
News America, Inc. 6.200%, 12/15/34	1,500,000	1,280,544
Time Warner Cable, Inc. 5.850%, 05/01/17	1,795,000	1,792,489
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	650,550

		19,478,129

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	$1,450,000	$1,500,750

Oil, Gas & Consumable Fuels—1.0%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,850,000	1,846,603
ConocoPhillips 4.600%, 01/15/15	9,800,000	10,070,921
Enterprise Products Operating, LLC 4.950%, 06/01/10	25,000	25,369
Sabine Pass LNG, L.P. 7.500%, 11/30/16	1,900,000	1,534,250
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	2,609,883

		16,087,026

Pharmaceuticals—1.9%
Abbott Laboratories 5.125%, 04/01/19	2,945,000	3,032,260
Eli Lilly & Co. 3.550%, 03/06/12	2,600,000	2,693,551
Merck & Co., Inc. 4.000%, 06/30/15	7,055,000	7,179,133
Pfizer, Inc. 5.350%, 03/15/15	3,345,000	3,594,537
Roche Holdings, Inc. (144A) 2.661%, 02/25/11 (a)	1,255,000	1,268,905
5.000%, 03/01/14	5,600,000	5,857,068
Wyeth 5.500%, 02/01/14	6,000,000	6,421,398

		30,046,852

Real Estate Investment Trusts—0.0%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	382,899

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	2,310,000	2,436,687

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 5.800%, 06/07/12	625,000	628,894
Nationwide Building Society (144A) 4.250%, 02/01/10	590,000	588,447

		1,217,341

Security Description	Par Amount	Value*

U.S. Treasury—5.3%
U.S. Treasury Bonds 3.500%, 02/15/39 (e)	$52,450,000	$45,352,991
4.375%, 02/15/38 (e)	1,440,000	1,454,175
7.250%, 08/15/22 (e)	6,200,000	8,145,250
U.S. Treasury Notes 1.125%, 06/30/11	22,940,000	22,943,583
1.875%, 06/15/12 (e)	3,185,000	3,208,155
2.625%, 06/30/14	3,875,000	3,887,129

		84,991,283

Wireless Telecommunication Services—0.7%
America Movil S.A.B. de C.V. 6.375%, 03/01/35	325,000	308,192
Rogers Communications, Inc. 7.500%, 03/15/15	385,000	418,801
Vodafone Group, Plc. 4.150%, 06/10/14	7,375,000	7,259,279
7.750%, 02/15/10	2,570,000	2,656,892

		10,643,164

Total Fixed Income (Identified Cost $1,582,182,549)		1,524,923,355

Short Term Investments—26.9%	Shares/ Par Amount

Mutual Funds—0.5%
State Street Navigator Securities Lending Prime Portfolio (g)	7,644,781	7,644,781

Repurchase Agreement—26.4%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $421,094,117 on 07/01/09, collateralized by $406,470,000 Federal Home Loan Bank 4.735% due 09/17/10 with a value of $429,516,849.	421,094,000	421,094,000

Total Short Term Investments (Identified Cost $428,738,781)		428,738,781

Total Investments—122.5% (Identified Cost $2,010,921,330) (h)		1,953,662,136
Liabilities in excess of other assets		(358,410,504)

Net Assets—100%		$1,595,251,632

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	Zero Valued Security.
(d)	Non-Income Producing; Defaulted Bond.
(e)	All or a portion of the security was on loan. As of June 30,2009, the market value of securities loaned was $7,483,293 and the collateral received consisted of cash in the amount of $7,644,781. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

(h)	The aggregate cost of investments for federal income tax purposes as of 06/30/09 was $2,010,921,330 and the composition of unrealized appreciation and depreciation of investment securities was $25,153,756 and $(82,412,950), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009 the market value of 144A securities was $92,800,359, which is 5.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

Forward Contracts

Forward Currency Contracts*	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
Euro (sold)	Citi Bank	7/15/2009	4,608,500	$6,276,777	$6,461,134	$(184,357)
Pound Sterling (sold)	Deutsche Bank	8/26/2009	3,821,000	6,184,510	6,284,705	(100,195)
Japanese Yen (sold)	Citi Bank	8/26/2009	1,196,941,000	12,524,954	12,420,561	104,393

Net Unrealized Depreciation						$(180,159)

Futures Contracts

Futures Contracts-Long*	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Unrealized Appreciation
German Euro Bund Futures	JPMorgan Chase	9/8/2009	51	$8,502,411	$8,657,459	$155,048
UK Long GILT Bond Futures	JPMorgan Chase	9/28/2009	23	4,458,207	4,467,283	9,076
U.S. Treasury Notes 5 Year Futures	JPMorgan Chase	9/30/2009	812	93,146,534	93,151,625	5,091
U.S. Treasury Bond 10 Year Futures	JPMorgan Chase	9/21/2009	1,544	177,519,549	179,514,125	1,994,576

Net Unrealized Appreciation						$2,163,791

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp. 5.000% (30 Year TBA)	$(17,600,000)	$(17,897,000)
Federal National Mortgage Association 4.500% (15 Year TBA)	(15,000,000)	(15,290,625)
5.000% (15 Year TBA)	(19,100,000)	(19,762,541)
5.500% (15 Year TBA)	(21,800,000)	(22,808,250)
5.500% (30 Year TBA)	(96,600,000)	(99,709,361)
6.000% (30 Year TBA)	(40,300,000)	(41,974,949)
Government National Mortgage Association 5.000% (30 Year TBA)	(6,800,000)	(6,890,343)
6.500% (30 Year TBA)	(400,000)	(424,375)

Total TBA Sale Commitments (Proceeds Cost $(223,727,552))		$(224,757,444)

*	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Fixed Income
Aerospace & Defense	$—	$1,991,613	$—	$1,991,613
Air Freight & Logistics	—	9,022,825	—	9,022,825
Asset Backed	—	50,658,813	—	50,658,813
Capital Markets	—	25,503,414	—	25,503,414
Collateralized-Mortgage Obligation	—	81,260,420	—	81,260,420
Commercial Banks	—	57,810,761	—	57,810,761
Commercial Mortgage-Backed Securities	—	176,631,222	—	176,631,222
Commercial Services & Supplies	—	1,209,300	—	1,209,300
Consumer Finance	—	6,891,368	—	6,891,368
Diversified Financial Services	—	133,871,562	—	133,871,562
Diversified Telecommunication Services	—	24,696,202	—	24,696,202
Electric Utilities	—	12,093,001	—	12,093,001
Energy Equipment & Services	—	1,471,046	—	1,471,046
Federal Agencies	—	702,367,705	—	702,367,705
Food & Staples Retailing	—	1,213,940	—	1,213,940
Food Products	—	7,395,969	—	7,395,969
Foreign Government	—	37,737,444	—	37,737,444
Government Agency	—	16,283,686	—	16,283,686
Health Care Providers & Services	—	1,408,712	—	1,408,712
Hotels, Restaurants & Leisure	—	357,075	—	357,075
Independent Power Producers & Energy Traders	—	260,219	—	260,219
Insurance	—	8,002,927	—	8,002,927
Media	—	19,478,129	—	19,478,129
Office Electronics	—	1,500,750	—	1,500,750
Oil, Gas & Consumable Fuels	—	16,087,026	—	16,087,026
Pharmaceuticals	—	30,046,852	—	30,046,852
Real Estate Investment Trusts	—	382,899	—	382,899
Software	—	2,436,687	—	2,436,687
Thrifts & Mortgage Finance	—	1,217,341	—	1,217,341
U.S. Treasury	—	84,991,283	—	84,991,283
Wireless Telecommunication Services	—	10,643,164	—	10,643,164
Total Fixed Income	—	1,524,923,355	—	1,524,923,355

Short Term Investments
Mutual Funds	7,644,781	—	—	7,644,781
Repurchase Agreement	—	421,094,000	—	421,094,000
Total Short Term Investments	7,644,781	421,094,000	—	428,738,781

Total Investments	$7,644,781	$1,946,017,355	$—	$1,953,662,136

Futures Contracts*
Futures Contracts Long (Appreciation)	$2,163,791	$—	$—	$2,163,791
Forward Contracts*
Forward Currency Contracts (Appreciation)	—	104,393	—	104,393
Forward Currency Contracts (Depreciation)	—	(284,552)	—	(284,552)
TBA Sale Commitments
Federal Agencies	—	(224,757,444)	—	(224,757,444)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$1,953,662,136
Cash		267,498
Foreign cash at value (c)		72,389
Receivable for:
Securities sold		1,078,004,836
Fund shares sold		875,128
Accrued interest		10,084,311
Foreign taxes		206,452

Total Assets		3,043,172,750
Liabilities
TBA sales commitments at value (d)	$224,757,444
Payable for:
Securities purchased	1,212,414,852
Fund shares redeemed	1,099,715
Futures variation margin	474,221
Open forward currency contracts—net	180,159
Collateral for securities loaned	7,644,781
Interest (Short)	564,669
Accrued expenses:
Management fees	481,953
Distribution & service fees	90,088
Deferred directors’ fees	18,763
Other expenses	194,473

Total Liabilities		1,447,921,118

Net Assets		$1,595,251,632

Net assets consists of:
Capital paid in		$1,706,776,796
Undistributed net investment income		33,585,134
Accumulated net realized losses		(88,808,936)
Unrealized depreciation on investments, futures contracts and foreign currency		(56,301,362)

Net Assets		$1,595,251,632

Net Assets
Class A		$1,058,184,481
Class B		307,789,035
Class E		229,278,116

Capital Shares (Authorized) Outstanding
Class A (25,000,000)		10,669,131
Class B (10,000,000)		3,140,698
Class E (7,500,000)		2,327,123

Net Asset Value and Redemption Price Per Share
Class A		$99.18
Class B		98.00
Class E		98.52

(a) Identified cost of investments		$2,010,921,330
(b) Includes cash collateral for securities loaned of		7,644,781
(c) Identified cost of foreign cash		72,367
(d) Proceeds of TBA sales commitments		223,727,552

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Interest		$36,299,002	(a)

Expenses
Management fees	$2,612,894
Distribution & service fees—Class B	348,113
Distribution & service fees—Class E	168,893
Directors’ fees and expenses	16,433
Custodian	122,469
Audit and tax services	19,174
Legal	21,588
Printing	138,998
Insurance	9,538
Miscellaneous	5,087

Total expenses	3,463,187
Management fee waivers	(44,952)	3,418,235

Net Investment Income		32,880,767

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(48,847,700)
Futures contracts—net	4,148,388
Foreign currency transactions—net	(5,953,592)	(50,652,904)

Change in unrealized appreciation (depreciation) on:
Investments—net	78,672,025
Futures contracts—net	(2,959,866)
Foreign currency transactions—net	971,645	76,683,804

Net gain		26,030,900

Net Increase in Net Assets From Operations		$58,911,667

(a)	Includes income on securities loaned of $39,999.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$32,880,767	$81,205,865
Net realized gain (loss)	(50,652,904)	15,486,705
Change in unrealized appreciation (depreciation)	76,683,804	(152,816,782)

Increase (decrease) in net assets from operations	58,911,667	(56,124,212)

From Distributions to Shareholders
Net investment income
Class A	(54,437,878)	(48,466,756)
Class B	(19,239,385)	(14,964,604)
Class E	(15,839,788)	(14,665,783)

Total distributions	(89,517,051)	(78,097,143)

Increase (decrease) in net assets from capital share transactions	325,797,452	(171,181,743)

Total increase (decrease) in net assets	295,192,068	(305,403,098)

Net Assets
Beginning of the period	1,300,059,564	1,605,462,662

End of the period	$1,595,251,632	$1,300,059,564

Undistributed Net Investment Income
End of the period	$33,585,134	$90,221,418

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	3,177,096	$308,649,578	1,097,076	$116,901,330
Reinvestments	566,589	54,437,878	454,319	48,466,756
Redemptions	(725,481)	(72,931,367)	(2,706,085)	(283,431,663)

Net increase (decrease)	3,018,204	$290,156,089	(1,154,690)	$(118,063,577)

Class B
Sales	453,647	$44,158,826	507,058	$53,473,821
Reinvestments	202,563	19,239,385	141,791	14,964,604
Redemptions	(274,056)	(27,258,965)	(750,450)	(77,571,198)

Net increase (decrease)	382,154	$36,139,246	(101,601)	$(9,132,773)

Class E
Sales	168,234	$16,662,958	358,685	$38,598,665
Reinvestments	165,914	15,839,788	138,291	14,665,783
Redemptions	(330,863)	(33,000,629)	(931,005)	(97,249,841)

Net increase (decrease)	3,285	$(497,883)	(434,029)	$(43,985,393)

Increase (decrease) derived from capital share transactions		$325,797,452		$(171,181,743)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$102.51		$111.71	$108.62	$110.48	$113.72	$115.62

Income (Loss) From Investment Operations
Net investment income	2.42	(a)	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	1.67		(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	4.09		(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(7.42)		(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(7.42)		(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$99.18		$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	4.23	(b)	(3.43)	6.29	4.41	2.41	4.43
Ratio of operating expenses to average net assets (%)	0.43	(c)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.44	(c)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.91	(c)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,605	(c)	1,014	931	503	890	458
Net assets, end of period (in millions)	$1,058.18		$784.26	$983.69	$962.77	$763.21	$814.56

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$101.23		$110.39	$107.36	$109.20	$112.47	$114.51

Income (Loss) from Investment Operations
Net investment income	2.32	(a)	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	1.61		(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	3.93		(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(7.16)		(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(7.16)		(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$98.00		$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	4.11	(b)	(3.66)	6.02	4.14	2.15	4.17
Ratio of operating expenses to average net assets (%)	0.68	(c)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.69	(c)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.74	(c)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,605	(c)	1,014	931	503	890	458
Net assets, end of period (in millions)	$307.79		$279.25	$315.74	$292.38	$235.06	$143.11

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$101.79		$110.97	$107.89	$109.73	$112.97	$114.98

Income (Loss) From Investment Operations
Net investment income	2.41	(a)	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	1.58		(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	3.99		(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(7.26)		(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(7.26)		(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$98.52		$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	4.15	(b)	(3.57)	6.13	4.26	2.25	4.28
Ratio of operating expenses to average net assets (%)	0.58	(c)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.59	(c)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.87	(c)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,605	(c)	1,014	931	503	890	458
Net assets, end of period (in millions)	$229.28		$236.54	$306.04	$308.90	$64.40	$65.28

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States, which closes before the close of the New York Stock Exchange, will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad market or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under SFAS No.133), categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation	$2,163,791	*	Net Assets—Unrealized depreciation	$—
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	—		Payables—Open Forward Currency Contracts	(180,159)

Total		$2,163,791			$(180,159)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Derivatives not accounted for as hedging instruments under Statement 133
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Opperations—Realized Gain (Loss)
Futures Contracts—net	$4,148,388	$—	$4,148,388
Foreign Currency Contracts—net	—	913,215	913,215
Options—net	—	—	—

Total	$4,148,388	$913,215	$5,061,603

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Opperations—Change in Unrealized Gain (Loss)
Futures Contracts—net	$(2,959,866)	$—	$(2,959,866)
Foreign Currency Contracts—net	—	917,568	917,568
Options—net	—	—	—

Total	$(2,959,866)	$917,568	$(2,042,298)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2009 was $1,086,329,752.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, feflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $308,550,455 (representing 19.4% of the Portfolio’s net assets).

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Total
$13,263,486	$11,623,394	$3,820,752	$1,674,692	$30,382,324

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$78,097,143	$50,026,952	$—	$—	$—	$—	$78,097,143	$50,026,952

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$89,134,460	$—	$(139,661,148)	$(30,382,324)	$(80,909,012)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$10,050,284,924	$283,952,270	$10,130,366,556	$247,575,750

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,612,894	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	1 billion and less than $2 billion

A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 1.80%, 1.72%, and 1.72%, respectively, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 3.75%.

MARKET ENVIRONMENT/CONDITIONS

Equity market volatility from the latter part of 2008 continued through the first quarter of 2009, with stocks sinking deeply in January and February as economic data continued to worsen and investors grew uncertain as to policymakers’ next steps in combating the credit crisis. Sentiment improved noticeably in March following the announcements of the new Federal Reserve and Treasury programs aimed at putting the economy and financial markets back on an even keel.

Following the late-March announcement of the Public-Private Investment Program, the broad fixed income markets saw a reversal of the earlier flight to quality. Corporates, mortgages (residential and commercial) and asset-backed securities (ABS) posted strong performance, while US Treasuries underperformed. Agency spreads tightened toward the end of the second quarter as the Federal Reserve reaffirmed its commitment to include agencies as a part of its purchase program.

At the beginning of the period, the Portfolio had a slight underweight to equities versus bonds. However, we transitioned the Portfolio to a slight overweight in stocks versus bonds during the first half of the year. On three occasions during the first half, we reallocated to equity from fixed income to maintain the slight overweight to equities. These changes were made in early February, mid March and early June.

For the period, the broad allocation decision among stocks and bonds was modestly negative. Though the fixed income portion was strong, overall performance was hindered by weak relative returns in the equity portion of the Portfolio, particularly in the second quarter.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the first half of the year, stock selection was the main driver of the underperformance in the equity portion of the Portfolio, particularly in financials, consumer discretionary and energy. Additionally, our overweight in healthcare detracted. The bulk of the underperformance occurred during the height of the low-quality rally in April.

Within financials, relative performance was hurt by our long-standing underweight in capital markets and diversified financials, as well as by stock selection in insurance. In consumer discretionary, the flight away from quality that occurred in the second half of the period impacted returns. We took a barbell approach. On one side, we owned companies we considered well positioned for an improvement in consumer spending we believed had not yet been priced into valuations, including restaurants (casual dining) and specialty retailers. On the other side of the barbell we owned defensive retailers we believed were likely to benefit from recent consumer belt-tightening, particularly off-price retailers and dollar stores. These “trade-down” names, however, were left behind in the rally.

Our high-quality stance in the energy sector hurt relative performance. We were underweight in the oil & gas drillers, which were the best performers in the energy space due to their commodity reliance, given the climbing price of oil. Instead, we favored integrated producers we saw as resource-rich and relatively mature and believed were well managed organizations that deliver good returns on invested capital.

In the equity portion of the Portfolio, we maintained our preference for high-quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We remained comfortable with our current sector allocation, believing that investments in healthcare, information technology and consumer discretionary companies offered compelling long-term value. Despite the underperformance from our financials holdings, we remained firm in our conviction that the diversified and money-center firms faced a future of lower leverage, lower multiples and lower returns on equity.

In the fixed income portion of the Portfolio, performance was positively impacted by our overweight exposure to commercial mortgage-backed securities (CMBS) and ABS, as well as our non-index allocation to non-agency mortgages. The fixed income portfolio’s underweight in Treasuries further benefited performance as the sector underperformed for the period. The fixed income Portfolio’s yield curve positioning, most notably a curve-flattener during the final month of the period, also benefited performance. Detracting from performance for the period was an underweight in lower-quality issues within the corporates sector. As the credit markets rallied, lower-quality bonds outperformed the higher-quality segment of the market where we have maintained exposure.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

During the period, the fixed income portion of the Portfolio reduced its exposure to agency mortgages, non-agency mortgages, CMBS and ABS in favor of Treasuries, agency debt and FDIC-guaranteed paper. The fixed income Portfolio also increased its overweight in investment grade corporates, favoring industrials over financials.

We continued to hold underweights in Treasuries and agencies, with either overweights or non-index positions in more attractively valued segments of the market. These positions included overweights in AAA-rated CMBS and ABS, as well as out-of-index allocations to Alt-A paper and prime non-agency mortgages.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Diversified Portfolio
Class A	1.80	-16.82	-0.35	0.26	—
Class B	1.72	-17.01	-0.57	—	-0.42
Class E	1.72	-16.97	-0.50	—	-0.16
Russell 1000 Index	4.32	-26.69	-1.85	-1.75	—
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.01	5.98	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	10.1
Federal Home Loan Mortgage Corp.	1.9
Exxon Mobil Corp.	1.8
Johnson & Johnson	1.7
AT&T, Inc.	1.7
International Business Machines Corp.	1.6
Verizon Communications, Inc.	1.6
Pfizer, Inc.	1.5
Chevron Corp.	1.4
Cisco Systems, Inc.	1.4

Top Equity Sectors

% of Equity Market Value
Information Technology	22.7
Health Care	21.8
Consumer Discretionary	18.8
Energy	14.5
Financials	5.2

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgages	28.7
Investment Grade Corporates	22.9
Commercial Mortgage-Backed	15.4
Agencies	8.4
Asset-Backed	4.4

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Diversified—Class A	Actual	0.52%	$1,000.00	$1,018.00	$2.60
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

BlackRock Diversified—Class B	Actual	0.77%	$1,000.00	$1,017.20	$3.85
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

BlackRock Diversified—Class E	Actual	0.67%	$1,000.00	$1,017.20	$3.35
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—62.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
L-3 Communications Holdings, Inc.	29,000	$2,012,020
Lockheed Martin Corp.	126,000	10,161,900
Northrop Grumman Corp.	186,900	8,537,592
Raytheon Co.	214,000	9,508,020

		30,219,532

Beverages—0.2%
The Coca-Cola Co.	42,000	2,015,580

Biotechnology—1.7%
Amgen, Inc. (a)	251,000	13,287,940
Biogen Idec, Inc. (a)	183,000	8,262,450

		21,550,390

Capital Markets—1.2%
The Goldman Sachs Group, Inc.	98,000	14,449,120

Chemicals—0.5%
Celanese Corp. (Series A)	288,000	6,840,000

Commercial Banks—0.2%
Wells Fargo & Co.	106,000	2,571,560

Communications Equipment—1.5%
Cisco Systems, Inc. (a)	917,000	17,092,880
Corning, Inc.	3,900	62,634
F5 Networks, Inc. (a) (b)	30,400	1,051,536
Powerwave Technologies, Inc. (a) (b)	16,000	25,760

		18,232,810

Computers & Peripherals—3.9%
Apple, Inc. (a)	22,000	3,133,460
EMC Corp. (a)	660,000	8,646,000
International Business Machines Corp.	190,000	19,839,800
NetApp, Inc. (a)	435,000	8,578,200
Western Digital Corp. (a)	315,000	8,347,500

		48,544,960

Construction & Engineering—0.1%
URS Corp. (a)	19,100	945,832

Containers & Packaging—0.1%
Pactiv Corp. (a)	38,100	826,770

Diversified Consumer Services—1.4%
Apollo Group, Inc. (Class A) (a)	127,000	9,032,240
H&R Block, Inc.	56,400	971,772
ITT Educational Services, Inc. (a) (b)	80,000	8,052,800

		18,056,812

Diversified Financial Services—0.3%
JPMorgan Chase & Co.	116,000	3,956,760

Security Description	Shares	Value*

Diversified Telecommunication Services—2.7%
AT&T, Inc.	716,000	$17,785,440
Level 3 Communications, Inc. (a) (b)	28,000	42,280
Verizon Communications, Inc.	503,000	15,457,190

		33,284,910

Electronic Equipment, Instruments & Components—0.3%
Garmin, Ltd.	76,000	1,810,320
Ingram Micro, Inc. (a)	57,100	999,250
Tech Data Corp. (a)	28,500	932,235

		3,741,805

Energy Equipment & Services—1.8%
Diamond Offshore Drilling, Inc. (b)	100,300	8,329,915
ENSCO International, Inc.	188,000	6,555,560
Noble Corp.	228,000	6,897,000
Pride International, Inc. (a) (b)	3,200	80,192
Tidewater, Inc.	19,100	818,817

		22,681,484

Food & Staples Retailing—0.8%
The Kroger Co.	403,700	8,901,585
Wal-Mart Stores, Inc.	31,000	1,501,640

		10,403,225

Food Products—0.9%
Archer-Daniels-Midland Co.	352,000	9,423,040
ConAgra Foods, Inc.	49,900	951,094
Del Monte Foods Co.	108,700	1,019,606

		11,393,740

Gas Utilities—0.1%
UGI Corp.	36,200	922,738

Health Care Equipment & Supplies—0.2%
Hospira, Inc. (a)	26,000	1,001,520
Kinetic Concepts, Inc. (a) (b)	33,100	901,975

		1,903,495

Health Care Providers & Services—5.8%
Aetna, Inc.	346,000	8,667,300
AmerisourceBergen Corp.	112,400	1,993,976
Community Health Systems, Inc. (a)	211,200	5,332,800
Express Scripts, Inc. (a)	138,000	9,487,500
Health Net, Inc. (a)	211,000	3,281,050
Humana, Inc. (a)	177,000	5,710,020
Laboratory Corp. of America Holdings (a) (b)	66,000	4,474,140
LifePoint Hospitals, Inc. (a) (b)	31,700	832,125
Medco Health Solutions, Inc.(a)	215,000	9,806,150
Omnicare, Inc.	32,400	834,624
Quest Diagnostics, Inc.	17,200	970,596
UnitedHealth Group, Inc.	440,000	10,991,200
WellPoint, Inc. (a)	199,000	10,127,110

		72,508,591

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.6%
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	1,000	$80,000
Darden Restaurants, Inc.	241,000	7,948,180

		8,028,180

Household Durables—1.5%
D.R. Horton, Inc. (b)	630,800	5,904,288
Leggett & Platt, Inc. (b)	233,000	3,548,590
M.D.C. Holdings, Inc.	106,000	3,191,660
Toll Brothers, Inc. (a) (b)	331,000	5,617,070

		18,261,608

Household Products—0.4%
Procter & Gamble Co.	102,000	5,212,200

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a)	140,000	3,634,400

Industrial Conglomerates—0.3%
General Electric Co.	266,000	3,117,520

Insurance—1.6%
American Financial Group, Inc.	46,600	1,005,628
The Chubb Corp.	222,900	8,889,252
The Travelers Cos., Inc.	237,000	9,726,480

		19,621,360

Internet Software & Services—0.1%
Google, Inc. (Class A) (a)	2,200	927,498
SAVVIS, Inc. (a)	1,750	20,055

		947,553

IT Services—2.9%
Accenture, Ltd. (Class A)	302,000	10,104,920
Alliance Data Systems Corp. (a)	45,000	1,853,550
Automatic Data Processing, Inc.	37,000	1,311,280
Computer Sciences Corp. (a)	77,800	3,446,540
DST Systems, Inc. (a)	22,700	838,765
Fiserv, Inc. (a)	185,000	8,454,500
Hewitt Associates, Inc. (a)	26,600	792,148
SAIC, Inc. (a)	46,500	862,575
The Western Union Co.	552,000	9,052,800

		36,717,078

Media—0.3%
Interpublic Group of Cos., Inc. (a)	755,000	3,812,750

Metals & Mining—0.6%
United States Steel Corp.	227,000	8,112,980

Multi-Utilities—0.5%
CMS Energy Corp. (b)	69,200	835,936
NiSource, Inc.	491,000	5,725,060

		6,560,996

Security Description	Shares	Value*

Multiline Retail—1.8%
Dollar Tree, Inc. (a)	191,000	$8,041,100
Family Dollar Stores, Inc.	228,600	6,469,380
Kohl’s Corp. (a)	200,000	8,550,000

		23,060,480

Oil, Gas & Consumable Fuels—7.3%
Anadarko Petroleum Corp.	218,000	9,895,020
Chevron Corp.	265,700	17,602,625
ConocoPhillips	61,000	2,565,660
Encore Aquisition Co. (a)	81,000	2,498,850
Exxon Mobil Corp.	324,000	22,650,840
Marathon Oil Corp.	329,000	9,912,770
Murphy Oil Corp.	161,000	8,745,520
Sunoco, Inc. (b)	250,000	5,800,000
Tesoro Corp. (b)	497,200	6,329,356
Valero Energy Corp.	346,000	5,843,940

		91,844,581

Personal Products—0.1%
Herbalife, Ltd.	41,300	1,302,602

Pharmaceuticals—6.0%
Bristol-Myers Squibb Co.	550,000	11,170,500
Eli Lilly & Co.	65,000	2,251,600
Endo Pharmaceuticals Holdings, Inc. (a) (b)	50,000	896,000
Forest Laboratories, Inc. (a)	260,100	6,531,111
Johnson & Johnson	380,000	21,584,000
Pfizer, Inc. (b)	997,800	14,967,000
Schering-Plough Corp.	219,000	5,501,280
Sepracor, Inc. (a)	57,800	1,001,096
Watson Pharmaceuticals, Inc. (a)	27,100	912,999
Wyeth	234,000	10,621,260

		75,436,846

Semiconductors & Semiconductor Equipment—2.0%
National Semiconductor Corp.	617,000	7,743,350
Texas Instruments, Inc.	482,000	10,266,600
Xilinx, Inc. (b)	345,000	7,058,700

		25,068,650

Software—3.8%
BMC Software, Inc. (a)	233,100	7,876,449
CA, Inc.	355,400	6,194,622
McAfee, Inc. (a) (b)	46,100	1,944,959
Microsoft Corp.	335,000	7,962,950
Oracle Corp.	729,000	15,615,180
Red Hat, Inc. (a)	315,000	6,340,950
Synopsys, Inc. (a)	53,100	1,035,981

		46,971,091

Specialty Retail—5.3%
Advance Auto Parts, Inc.	94,000	3,900,060
AutoZone, Inc. (a) (b)	56,000	8,462,160
Barnes & Noble, Inc. (b)	31,200	643,656
Best Buy Co., Inc. (b)	238,000	7,970,620

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Lowe’s Cos., Inc.	530,000	$10,287,300
RadioShack Corp.	58,500	816,660
Ross Stores, Inc.	217,000	8,376,200
Staples, Inc.	2,800	56,476
The Gap, Inc.	542,000	8,888,800
The Sherwin-Williams Co. (b)	155,000	8,331,250
The TJX Cos., Inc.	288,000	9,060,480

		66,793,662

Textiles, Apparel & Luxury Goods—0.6%
Polo Ralph Lauren Corp. (b)	148,000	7,923,920

Tobacco—0.1%
Reynolds American, Inc.	23,000	888,260

Trading Companies & Distributors—0.0%
MSC Industrial Direct Co.	6,000	212,880

Wireless Telecommunication Services—0.6%
NII Holdings, Inc. (a)	2,600	49,582
Sprint Nextel Corp. (a)	1,648,000	7,926,880

		7,976,462

Total Common Stock (Identified Cost $814,574,340)		786,556,173

Fixed Income—37.4%
	Par Amount

Aerospace & Defense—0.0%
L-3 Communications Corp. 5.875%, 01/15/15	$150,000	133,125
6.375%, 10/15/15	140,000	127,050
The Boeing Co. 6.000%, 03/15/19	80,000	87,234

		347,409

Air Freight & Logistics—0.2%
United Parcel Service, Inc. 3.875%, 04/01/14	1,950,000	2,010,801
6.200%, 01/15/38	395,000	432,149

		2,442,950

Airlines—0.0%
Continental Airlines, Inc. 5.983%, 04/19/22	300,000	247,500
Delta Airlines, Inc. 6.821%, 08/10/22 (c)	90,756	75,328

		322,828

Fixed Income—(Continued)
Security Description	Par Amount	Value*

Asset Backed—1.7%
ARES CLO Funds (144A) 3.311%, 02/26/16 (c)	$1,150,000	$11,500
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (c)	222,657	151,483
Countrywide Asset-Backed Certificates 0.464%, 07/25/36 (c)	2,989,623	1,698,791
0.984%, 07/25/34 (c)	212,542	19,121
2.039%, 12/25/31 (c)	45,618	23,265
5.071%, 12/25/34 (c)	546,757	254,335
Countrywide Asset-Backed Certificates (144A) 0.764%, 03/25/47 (c)	576,076	204,921
Finance America Mortgage Loan Trust 1.364%, 09/25/33 (c)	273,350	156,541
Ford Credit Auto Owner Trust 5.070%, 12/15/10	2,617,363	2,654,298
Fremont Home Loan Trust 1.364%, 12/25/33 (c)	224,928	112,966
GMAC Mortgage Corp. Loan Trust 0.549%, 10/25/34 (c)	501,491	226,005
Greenpoint Mortgage Funding Trust 0.714%, 09/25/34 (c)	310,410	158,232
GSAA Trust 0.414%, 03/25/47 (c)	1,798,287	1,049,927
Home Equity Asset Trust 0.424%, 07/25/37 (c)	933,647	828,598
Knollwood CDO, Ltd. (144A) 4.357%, 02/08/39 (d) (e)	452,063	0
Long Beach Mortgage Loan Trust 1.414%, 03/25/34 (c)	294,550	99,635
Morgan Stanley Home Equity Loan Trust 0.634%, 09/25/35 (c)	530,000	297,733
Nelnet Student Loan Trust 2.572%, 04/25/24 (c)	150,000	147,792
Residential Asset Securities Corp. 6.349%, 03/25/32	204,588	112,834
SLM Student Loan Trust 1.172%, 04/26/21 (c)	1,185,000	1,163,075
2.192%, 10/25/16 (c)	6,010,000	6,043,806
2.392%, 01/25/28 (c)	1,520,000	1,496,309
2.792%, 07/25/23 (c)	4,100,000	4,071,135
Structured Asset Investment Loan Trust 3.239%, 04/25/33 (c)	40,741	6,673
Structured Asset Securities Corp. 0.564%, 11/25/37 (c)	177,237	149,162
Terwin Mortgage Trust 4.679%, 10/25/37 (c)	163,184	12,596

		21,150,733

Beverages—0.0%
PepsiCo, Inc. 7.900%, 11/01/18	130,000	158,158

Capital Markets—0.7%
Credit Suisse USA, Inc. 6.125%, 11/15/11	140,000	149,890

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (f)	$1,770,000	$177
6.750%, 12/28/17 (f)	2,505,000	251
Morgan Stanley 1.399%, 01/09/12 (c)	6,605,000	5,953,793
1.557%, 10/18/16 (c)	80,000	64,705
5.050%, 01/21/11	600,000	611,831
6.750%, 04/15/11	550,000	576,162
The Bear Stearns Cos., LLC 1.507%, 07/19/10 (c)	790,000	790,598
6.400%, 10/02/17	240,000	240,426
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	310,000	294,628

		8,682,461

Collateralized-Mortgage Obligation—2.5%
American Home Mortgage Investment Trust 5.294%, 06/25/45 (c)	432,956	236,121
Banc of America Funding Corp. 0.395%, 07/20/36 (c)	171,651	146,724
Bear Stearns Adjustable Rate Mortgage Trust 5.981%, 06/25/47 (c)	4,303,023	2,707,977
Countrywide Alternative Loan Trust 0.505%, 03/20/47 (c)	1,819,885	717,704
0.554%, 12/25/36 (c)	759,702	141,643
5.500%, 11/25/35	2,500,000	1,289,873
5.500%, 04/25/37	1,915,832	1,251,226
Countrywide Home Loan Mortgage Pass-Through Trust 0.514%, 04/25/46 (c)	798,293	339,565
0.654%, 02/25/35 (c)	460,892	244,098
6.500%, 10/25/37	2,014,515	1,480,354
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	940,892	619,519
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	2,243,575	1,558,934
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.514%, 02/25/47 (c)	637,805	267,970
Deutsche Mortgage Securities, Inc. (144A) 5.119%, 06/26/35 (c)	280,000	181,128
GSR Mortgage Loan Trust 5.241%, 11/25/35 (c)	1,826,335	1,419,926
6.000%, 07/25/37	1,998,910	1,488,876
Harborview Mortgage Loan Trust 0.623%, 11/19/35 (c)	1,700,245	816,094
0.643%, 09/19/35 (c)	200,326	85,953
1.314%, 11/25/47 (c)	267,838	101,650
Indymac INDA Mortgage Loan Trust 5.887%, 09/25/36 (c)	1,306,753	718,953
Indymac Index Mortgage Loan Trust 0.934%, 06/25/34 (c)	102,082	63,031
5.326%, 10/25/35 (c)	333,904	214,897
JPMorgan Mortgage Trust 5.431%, 08/25/35 (c)	8,448,323	7,211,153

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
JPMorgan Mortgage Trust 5.500%, 03/25/22	$388,299	$328,719
5.875%, 07/25/36	450,798	386,982
6.500%, 08/25/36	1,399,623	1,034,994
Mastr Adjustable Rate Mortgages Trust 4.340%, 09/25/33 (c)	351,517	288,207
Mastr Reperforming Loan Trust (144A) 0.664%, 05/25/35 (c)	461,813	318,314
5.871%, 05/25/36 (c)	447,165	333,068
MLCC Mortgage Investors, Inc. 5.331%, 02/25/36 (c)	194,952	136,145
WaMu Mortgage Pass-Through Certificates 0.594%, 11/25/45 (c)	512,021	232,770
0.634%, 08/25/45 (c)	471,520	255,732
4.913%, 08/25/35 (c)	1,412,852	1,121,685
5.687%, 02/25/37 (c)	2,013,865	1,123,961
5.752%, 11/25/36 (c)	550,000	288,695
5.945%, 08/25/36 (c)	270,000	143,757
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	1,474,350	1,261,129
6.099%, 09/25/36 (c)	1,259,971	874,139

		31,431,666

Commercial Banks—1.3%
Barclays Bank, Plc. (144A) 7.434%, 09/29/49 (c)	1,315,000	881,050
Danske Bank A/S (144A) 2.500%, 05/10/12	1,975,000	1,982,702
Dexia Credit Local (144A) 2.375%, 09/23/11	1,595,000	1,605,857
Eksportfinans A/S 5.500%, 05/25/16	1,450,000	1,514,023
Glitnir Banki Hf (144A) 1.000%, 06/15/16 (f)	230,000	23
6.330%, 07/28/11 (f)	100,000	16,250
6.375%, 09/25/12 (f)	100,000	16,250
Kaupthing Bank Hf (144A) 7.625%, 02/28/15 (f)	580,000	72,500
Kreditanstalt fuer Wiederaufbau 3.500%, 03/10/14	4,225,000	4,303,149
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (f)	320,000	9,600
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15	300,000	235,155
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (c)	170,000	136,745
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	2,150,000	2,159,194
UBS AG 5.750%, 04/25/18	1,100,000	1,001,810
5.875%, 12/20/17	2,770,000	2,579,590

		16,513,898

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—5.7%
Banc of America Commercial Mortgage, Inc. 5.142%, 11/10/42 (c)	$3,630,000	$3,423,653
7.333%, 10/15/09	2,017,294	2,023,735
Bayview Commercial Asset Trust (144A) 0.544%, 07/25/36 (c)	723,478	408,909
0.584%, 04/25/36 (c)	502,520	295,582
Bear Stearns Commercial Mortgage Securities 4.361%, 06/11/41	125,315	125,278
4.674%, 06/11/41	930,000	800,998
5.405%, 12/11/40 (c)	600,000	533,757
5.920%, 10/15/36	506,085	514,700
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	1,382,300	1,411,152
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	905,000	721,479
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	2,741,503
5.467%, 09/15/39 (c)	370,000	258,902
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	3,610,855
4.940%, 12/15/35	4,405,000	4,271,819
5.183%, 11/15/36	2,890,000	2,837,259
5.603%, 07/15/35	3,850,000	3,864,429
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,568,405	3,674,424
First Union National Bank Commercial Mortgage (144A) 7.793%, 12/15/31 (c)	3,700,000	3,697,929
GE Business Loan Trust (144A) 1.619%, 04/15/31 (c)	449,222	157,228
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,049,778
4.996%, 12/10/37	4,340,000	4,234,512
6.269%, 12/10/35	3,440,000	3,506,944
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	2,891,223	2,959,346
Greenwich Capital Commercial Funding Corp. 6.115%, 07/10/38 (c)	3,280,000	2,690,528
JPMorgan Chase Commercial Mortgage Securities Corp. 5.827%, 02/15/51 (c)	1,390,000	1,232,978
5.992%, 06/15/49 (c)	1,700,000	1,566,724
LB-UBS Commercial Mortgage Trust 4.023%, 09/15/26	580,134	579,706
4.071%, 09/15/26	1,305,491	1,287,166
5.372%, 09/15/39	1,570,000	1,272,973
5.430%, 02/15/40 (c)	2,800,000	2,023,794
5.642%, 12/15/25 (c)	755,368	773,444
5.934%, 12/15/25	685,484	698,010
7.950%, 05/15/25 (c)	3,116,712	3,167,395
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,616,132	1,651,785

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I 5.693%, 10/15/42	$1,130,000	$1,061,072
5.811%, 04/12/49 (c)	620,000	577,779
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,585,494	3,679,957

		71,387,482

Commercial Services & Supplies—0.0%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	395,000	398,061

Consumer Finance—0.3%
American Express Co. 6.800%, 09/01/66 (c)	400,000	288,000
SLM Corp. 5.000%, 10/01/13	160,000	129,417
5.050%, 11/14/14	40,000	30,948
5.125%, 08/27/12	1,700,000	1,454,110
5.375%, 05/15/14	385,000	309,429
5.400%, 10/25/11	890,000	800,457
5.625%, 08/01/33	30,000	18,470

		3,030,831

Diversified Financial Services—3.7%
AES Ironwood, LLC 8.857%, 11/30/25	116,144	100,465
AES Red Oak, LLC 9.200%, 11/30/29	50,000	42,250
Anadarko Finance Co. 6.750%, 05/01/11	110,000	114,488
7.500%, 05/01/31	90,000	87,819
Bank of America Corp. 5.750%, 12/01/17	920,000	819,194
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	230,000	244,202
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	170,000	188,789
BP Capital Markets, Plc. 3.125%, 03/10/12	1,930,000	1,968,799
5.250%, 11/07/13	240,000	257,595
Citigroup Funding, Inc. 2.125%, 07/12/12	2,075,000	2,075,286
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49	2,320,000	1,508,000
Daimler Finance North America, LLC 7.300%, 01/15/12	360,000	372,796
Deutsche Telekom International Finance BV 8.750%, 06/15/30 (c)	330,000	386,341
FMC Finance III S.A. 6.875%, 07/15/17	90,000	83,700
Ford Motor Credit Co., LLC 7.375%, 10/28/09	1,400,000	1,387,999
9.750%, 09/15/10 (c)	270,000	258,632

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Gaz Capital S.A. (144A) 6.212%, 11/22/16	$240,000	$200,400
General Electric Capital Corp. 2.125%, 12/21/12	1,705,000	1,693,268
General Electric Capital Corp. 5.000%, 11/15/11	5,220,000	5,374,611
6.375%, 11/15/67 (c)	2,030,000	1,354,459
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	1,450,000	1,516,762
Glen Meadow Pass-Through Trust (144A) 6.505%, 02/12/67 (c)	100,000	50,915
GMAC, LLC (144A) 7.500%, 12/31/13	116,000	89,900
8.000%, 12/31/18	109,000	69,215
Goldman Sachs Capital I 6.345%, 02/15/34	200,000	161,352
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	470,000	286,441
HBOS Capital Funding, L.P. (144A) 6.071%, 06/30/49 (c)	50,000	18,225
Icahn Enterprises, L.P. 8.125%, 06/01/12	145,000	133,400
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	197,600
Japan Finance Corp. 2.000%, 06/24/11	1,290,000	1,292,332
JPMorgan Chase & Co. 2.200%, 06/15/12	3,550,000	3,567,966
5.125%, 09/15/14	360,000	358,257
5.150%, 10/01/15	190,000	187,287
6.125%, 06/27/17	380,000	375,455
7.900%, 12/31/49 (c)	1,480,000	1,295,148
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	2,500,000	2,435,112
JPMorgan Chase Capital XXV 6.800%, 10/01/37	1,880,000	1,616,802
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	202,950
LeasePlan Corp. NV (144A) 3.000%, 05/07/12	2,400,000	2,408,904
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (f)	325,000	32
Petrobras International Finance Co. 6.125%, 10/06/16	180,000	184,500
Private Export Funding Corp. 3.550%, 04/15/13	220,000	228,227
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (c)	120,000	87,600
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	260,000	223,600
Shell International Finance BV 4.000%, 03/21/14	2,250,000	2,310,358
6.375%, 12/15/38	160,000	174,276

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (c)	$200,000	$80,000
SMFG Preferred Capital USD 1, Ltd. (144A) 6.078%, 01/29/49 (c)	340,000	271,752
Sprint Capital Corp. 8.375%, 03/15/12	560,000	551,600
SunTrust Capital VIII 6.100%, 12/15/36 (c)	171,000	111,078
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,175,000	1,134,271
6.000%, 09/30/34	240,000	202,706
Verizon Global Funding Corp. 7.375%, 09/01/12	120,000	134,246
Verizon Wireless Capital, LLC (144A) 3.750%, 05/20/11	4,735,000	4,831,940
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	145,000	145,000
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	900,000	648,000

		46,102,302

Diversified Telecommunication Services—0.9%
AT&T, Inc. 5.500%, 02/01/18	240,000	239,649
5.800%, 02/15/19	50,000	50,765
6.500%, 09/01/37	2,850,000	2,826,767
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	45,750
France Telecom S.A. 8.500%, 03/01/31 (c)	150,000	192,649
Frontier Communications Corp. 7.875%, 01/15/27	10,000	8,000
GTE Corp. 6.940%, 04/15/28	100,000	100,267
Qwest Communications International, Inc. 7.500%, 02/15/14	155,000	141,437
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	75,000	68,438
Qwest Corp. 3.879%, 06/15/13 (c)	285,000	254,719
Royal KPN NV 8.000%, 10/01/10	350,000	367,247
SBC Communications, Inc. 6.450%, 06/15/34	300,000	295,850
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,598,556
Verizon Communications, Inc. 8.750%, 11/01/18	3,400,000	4,027,229
Windstream Corp. 8.125%, 08/01/13	410,000	396,675
8.625%, 08/01/16	165,000	157,987

		10,771,985

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—0.5%
Dominion Resources, Inc. 8.875%, 01/15/19	$290,000	$345,837
Duke Energy Carolinas, LLC 5.625%, 11/30/12	170,000	182,199
Edison Mission Energy 7.625%, 05/15/27	65,000	41,600
Elwood Energy, LLC 8.159%, 07/05/26	109,888	91,351
Exelon Corp. 5.625%, 06/15/35	205,000	165,013
Florida Power & Light Co. 5.625%, 04/01/34	300,000	306,523
5.950%, 02/01/38	525,000	561,741
Florida Power Corp. 6.400%, 06/15/38	525,000	583,756
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,085,935
6.500%, 09/15/37 (c)	725,000	752,437
PECO Energy Co. 4.750%, 10/01/12	650,000	675,471
Southern California Edison Co. 5.950%, 02/01/38	475,000	502,540
SP PowerAssets, Ltd. (144A) 5.000%, 10/22/13	700,000	724,312
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	774,000	481,815

		6,500,530

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	200,000	198,918
6.000%, 02/01/17	20,000	19,841
6.750%, 03/15/11	30,000	31,442
6.950%, 01/15/38	200,000	193,738
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	190,000	181,054

		624,993

Federal Agencies—13.9%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	400,000	420,348
Federal Home Loan Bank 5.000%, 10/01/22	1,628,328	1,687,253
5.000%, 11/01/22	1,715,539	1,777,620
5.000%, 04/01/38	330,031	336,155
5.000%, 03/01/39	1,627,861	1,657,811
5.000%, 04/01/39	3,884,122	3,955,583
5.393%, 05/01/36 (c)	2,529,765	2,635,732
5.500%, 07/15/36	360,000	367,122
5.625%, 06/13/16	1,640,000	1,578,980
Federal Home Loan Mortgage Corp. 1.750%, 06/15/12 (b)	1,700,000	1,693,819
3.000%, 07/28/14 (b)	835,000	836,692
5.000%, 04/18/17 (b)	8,970,000	9,792,450
5.125%, 11/17/17 (b)	3,005,000	3,298,072

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
5.500%, 07/01/33	$2,473,681	$2,568,353
5.741%, 04/01/37 (c)	2,780,760	2,922,813
6.000%, TBA	2,000,000	2,108,124
6.166%, 06/15/36 (c) (g)	339,522	29,069
6.231%, 09/15/33 (c) (g)	532,156	54,244
Federal National Mortgage Association 4.000%, TBA	4,800,000	4,742,406
4.500%, 12/01/20	5,810,147	6,018,707
4.500%, 04/01/39	34,750	34,723
4.500%, 06/01/39	505,000	504,618
4.500%, 07/01/39	2,675,000	2,672,884
4.500%, TBA	10,890,000	10,866,173
5.000%, 07/01/22	4,025,187	4,173,364
5.000%, 12/01/22	1,174,813	1,218,061
5.000%, 03/01/23	540,032	559,912
5.000%, 09/01/33	15,102,497	15,451,153
5.000%, 03/01/34	8,363,302	8,556,376
5.000%, 03/01/39	495,662	505,401
5.000%, 04/01/39	797,963	813,642
5.125%, 01/02/14 (b)	1,350,000	1,374,772
5.250%, 09/15/16	4,060,000	4,475,172
5.500%, 09/01/19	7,514,154	7,941,052
5.500%, 08/01/28	90,913	94,875
5.500%, 01/01/36	15,800,000	16,384,939
5.500%, 05/01/38	72,105	74,534
5.500%, TBA	500,000	514,219
6.000%, 03/01/28	44,961	47,548
6.000%, 05/01/28	40,603	42,939
6.000%, 06/01/28	14,455	15,286
6.000%, 02/01/34	1,983,954	2,089,390
6.000%, 08/01/34	1,165,195	1,227,119
6.000%, 04/01/35	4,638,476	4,890,783
6.000%, 02/01/37	1,355,063	1,418,185
6.000%, 07/01/37	495,571	518,656
6.000%, 08/01/37	959,517	1,004,213
6.000%, 11/01/37	4,602,188	4,816,567
6.000%, 02/01/38	6,491,931	6,792,958
6.000%, 03/01/38	1,197,360	1,252,881
6.000%, TBA	2,900,000	3,030,500
6.250%, 02/01/11 (b)	3,285,000	3,455,130
6.436%, 03/25/37 (c) (g)	36,027	3,604
6.500%, TBA	8,400,000	8,905,312
9.000%, 04/01/16	3	3
Government National Mortgage Association 5.000%, TBA	6,600,000	6,701,059
6.000%, TBA	2,000,000	2,073,875
6.082%, 01/16/38 (c)	4,165,000	459,662
6.185%, 07/20/37 (c) (g)	603,830	40,805
6.285%, 07/20/37 (c) (g)	153,714	10,690
6.500%, 07/15/14	18,753	20,034
7.500%, 12/15/14	317,865	341,134
9.000%, 11/15/19	10,482	11,343

		173,866,899

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Food & Staples Retailing—0.0%
CVS Pass-Through Trust (144A) 6.943%, 01/10/30	$398,368	$360,455
Wal-Mart Stores, Inc. 6.200%, 04/15/38	80,000	85,973

		446,428

Food Products—0.2%
Kraft Foods, Inc. 6.125%, 02/01/18	950,000	982,227
6.500%, 08/11/17	1,830,000	1,927,407

		2,909,634

Foreign Government—1.3%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	4,600,000	4,761,000
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	515,000	694,520
4.250%, 07/04/39 (EUR)	850,000	1,203,641
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,396,948
Japan Government 0.950%, 11/20/21 (JPY) (c)	482,000,000	4,954,458
Mexico Government International Bond 6.750%, 09/27/34	215,000	216,828
Russian Federation 7.500%, 03/31/30 (c)	172,800	170,735
U.K. Treasury 4.250%, 12/07/49 (GBP)	780,000	1,252,614

		16,650,744

Gas Utilities—0.0%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	350,575

Government Agency—0.5%
Dallas Area Rapid Transit 5.999%, 12/01/44	375,000	379,905
Metropolitan Transportation Authority 7.336%, 11/15/39	895,000	1,054,856
Port Authority of New York & New Jersey 6.040%, 12/01/29	565,000	584,905
State of California 5.450%, 04/01/15	3,300,000	3,225,090
Tennessee Valley Authority 5.980%, 04/01/36	430,000	457,371

		5,702,127

Health Care Equipment & Supplies—0.0%
Cardinal Health, Inc. 5.850%, 12/15/17	220,000	205,793

Health Care Providers & Services—0.1%
HCA, Inc. 5.750%, 03/15/14	358,000	286,400

Security Description	Par Amount	Value*

Health Care Providers & Services—(Continued)
WellPoint, Inc. 5.950%, 12/15/34	$700,000	$563,485

		849,885

Hotels, Restaurants & Leisure—0.0%
Harrah’s Operating Co., Inc. (144A) 10.000%, 12/15/18 (b)	275,000	158,125

Independent Power Producers & Energy Traders—0.0%
Energy Future Holdings Corp. 5.550%, 11/15/14	70,000	44,199
6.500%, 11/15/24	10,000	5,011
6.550%, 11/15/34	70,000	33,653
NRG Energy, Inc. 7.375%, 02/01/16	170,000	160,863

		243,726

Industrial Conglomerates—0.0%
General Electric Co. 5.000%, 02/01/13	250,000	260,129

Insurance—0.3%
American International Group, Inc. 5.850%, 01/16/18	30,000	15,871
6.250%, 03/15/37	50,000	12,375
American International Group, Inc. (144A) 8.175%, 05/15/58	378,000	107,842
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	880,000
Lincoln National Corp. 6.050%, 04/20/67	675,000	428,625
7.000%, 05/17/66 (c)	640,000	403,200
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	733,310
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	1,125,000	906,710

		3,487,933

Media—0.6%
Comcast Cable Communications, LLC 8.875%, 05/01/17	880,000	1,034,683
Comcast Corp. 6.500%, 01/15/17	10,000	10,609
6.950%, 08/15/37	180,000	187,682
7.050%, 03/15/33	235,000	250,100
Cox Communications, Inc. (144A) 8.375%, 03/01/39	975,000	1,087,109
CSC Holdings, Inc. (144A) 8.625%, 02/15/19	30,000	29,175
News America, Inc. 6.200%, 12/15/34	660,000	563,439
6.650%, 11/15/37	10,000	8,995
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,367,259

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
Time Warner Cable, Inc. 6.200%, 07/01/13	$960,000	$1,011,498
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	2,005,772
7.625%, 04/15/31	260,000	252,761

		7,809,082

Metals & Mining—0.0%
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	162,400
Steel Dynamics, Inc. 6.750%, 04/01/15	45,000	40,050
7.375%, 11/01/12	15,000	14,212
Vale Overseas, Ltd. 6.875%, 11/21/36	245,000	232,629

		449,291

Multi-Utilities—0.0%
Pacific Gas & Electric Co. 5.800%, 03/01/37	20,000	20,100
6.050%, 03/01/34	210,000	217,862

		237,962

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,009,125

Oil, Gas & Consumable Fuels—0.4%
Anadarko Petroleum Corp. 5.950%, 09/15/16	200,000	197,325
6.450%, 09/15/36	160,000	143,827
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	800,000	798,531
ConocoPhillips 4.600%, 01/15/15	1,300,000	1,335,938
ConocoPhillips Holding Co. 6.950%, 04/15/29	615,000	662,672
Occidental Petroleum Corp. 7.000%, 11/01/13	220,000	251,872
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	275,852
Sabine Pass LNG, L.P. 7.500%, 11/30/16 (b)	700,000	565,250
Williams Cos., Inc. 7.500%, 01/15/31	50,000	44,000
XTO Energy, Inc. 6.750%, 08/01/37	920,000	960,437

		5,235,704

Pharmaceuticals—0.6%
Eli Lilly & Co. 3.550%, 03/06/12	920,000	953,102
Pfizer, Inc. 5.350%, 03/15/15	3,040,000	3,266,784

Security Description	Par Amount	Value*

Pharmaceuticals—(Continued)
Roche Holdings, Inc. (144A) 2.661%, 02/25/11 (c)	$445,000	$449,931
5.000%, 03/01/14	1,975,000	2,065,662
6.000%, 03/01/19	280,000	298,559
Wyeth 5.950%, 04/01/37	390,000	403,466

		7,437,504

Real Estate Investment Trusts—0.0%
iStar Financial, Inc. (144A) 10.000%, 06/15/14	210,000	155,400

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	980,000	1,033,746

U.S. Treasury—1.4%
U.S. Treasury Bonds 3.500%, 02/15/39 (b)	11,490,000	9,935,288
4.500%, 05/15/38 (b)	270,000	278,733
7.250%, 08/15/22 (b)	1,900,000	2,496,125
U.S. Treasury Inflation Indexed Bonds (TII) 1.750%, 01/15/28 (b)	376,579	355,396
U.S. Treasury Notes 1.125%, 06/30/11	2,845,000	2,845,445
2.625%, 06/30/14	1,525,000	1,529,773

		17,440,760

Wireless Telecommunication Services—0.3%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	90,000	87,966
Nextel Communications, Inc. 6.875%, 10/31/13	150,000	124,125
Rogers Communications, Inc. 7.500%, 03/15/15	240,000	261,071
Vodafone Group, Plc. 4.150%, 06/10/14	1,860,000	1,830,815
7.750%, 02/15/10	665,000	687,484

		2,991,461

Total Fixed Income (Identified Cost $497,438,543)		468,798,320

Fixed Income—Convertible—0.1%

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	25,000	22,000

Household Durables—0.0%
Newell Rubbermaid, Inc. 5.500%, 03/15/14	50,000	70,500

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—Convertible—(Continued)

Security Description	Par Amount	Value*

Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc. (144A) 6.000%, 04/15/14	$50,000	$83,563
Conexant Systems, Inc. 4.000%, 03/01/26	225,000	97,031
Jazz Technologies, Inc. 8.000%, 12/31/11	75,000	26,625
Jazz Technologies, Inc. (144A) 8.000%, 12/31/11	100,000	35,500

		242,719

Specialty Retail—0.0%
Pier 1 Imports, Inc. 6.375%, 02/15/36 (c)	50,000	31,500
Pier 1 Imports, Inc. (144A) 6.375%, 02/15/36 (c)	100,000	63,000

		94,500

Yankee—0.0%
Sina Corp. Zero Coupon, 07/15/23	50,000	62,312

Total Fixed Income—Convertible (Identified Cost $687,048)		492,031

Preferred Stock—0.0%
Security Description	Shares	Value*

Diversified Financial Services—0.0%
Preferred Blocker, Inc. (144A) (a)	168	$72,250

Media—0.0%
Interpublic Group of Cos., Inc. (144A)	123	63,653

Total Preferred Stock (Identified Cost $164,442)		135,903

Short Term Investments—5.2%
	Shares/Par Amount

Mutual Funds—2.6%
State Street Navigator Securities Lending Prime Portfolio (h)	32,668,794	32,668,794

Repurchase Agreement—2.6%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $32,411,009 on 07/01/09, collateralized by $33,020,000 Federal Home Loan Mortgage Corp. 1.000% due 04/01/11 with a value of $33,061,275.	$32,411,000	32,411,000

Total Short Term Investments (Identified Cost $65,079,794)		65,079,794

Total Investments—105.5% (Identified Cost $1,377,944,167) (i)		1,321,062,221
Liabilities in excess of other assets		(68,784,809)

Net Assets—100%		$1,252,277,412

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $31,644,621 and the collateral received consisted of cash in the amount of $32,668,794. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Zero Valued Security.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,378,381,948 and the composition of unrealized appreciation and depreciation of investment securities was $45,292,420 and $ (102,612,147), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $34,602,420, which is 3% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Forward Contracts

Forward Currency Contracts*	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
Euro (sold)	CitiBank	7/15/2009	1,966,000	$2,677,692	$2,756,339	$(78,647)
Pound Sterling (sold)	Deutsche Bank	8/26/2009	1,632,000	2,641,487	2,684,281	(42,794)
Japanese Yen (sold)	CitiBank	8/26/2009	443,996,500	4,646,039	4,607,316	38,723

Net Unrealized Depreciation						$(82,718)

Futures Contracts

Futures Contracts—Long*	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
German Bund Futures	JPMorgan Chase	9/8/2009	12	$2,000,567	$2,037,049	$36,482
UK Long GILT Bond Futures	JPMorgan Chase	9/28/2009	9	1,744,519	1,748,067	3,548
U.S. Treasury Notes 5 Year Futures	JPMorgan Chase	9/30/2009	327	37,602,459	37,513,031	(89,428)
U.S. Treasury Bond 10 Year Futures	JPMorgan Chase	9/21/2009	208	23,984,843	24,183,250	198,407

Net Unrealized Appreciation						$149,009

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp. 5.000% (15 Year TBA)	$(3,000,000)	$(3,101,250)
5.000% (30 Year TBA)	(5,800,000)	(5,897,875)
5.500% (30 Year TBA)	(2,400,000)	(2,477,251)
Federal National Mortgage Association 4.500% (15 Year TBA)	(5,500,000)	(5,609,141)
5.000% (15 Year TBA)	(4,500,000)	(4,656,096)
5.000% (30 Year TBA)	(7,400,000)	(7,534,125)
5.500% (15 Year TBA)	(5,800,000)	(6,068,250)
5.500% (30 Year TBA)	(1,300,000)	(1,341,844)
6.000% (30 Year TBA)	(8,600,000)	(8,957,433)

Total TBA Sale Commitments (Proceeds Cost $(45,237,073))		$(45,643,265)

*	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described bellow:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$30,219,532	$—	$—	$30,219,532
Beverages	2,015,580	—	—	2,015,580
Biotechnology	21,550,390	—	—	21,550,390
Capital Markets	14,449,120	—	—	14,449,120
Chemicals	6,840,000	—	—	6,840,000
Commercial Banks	2,571,560	—	—	2,571,560
Communications Equipment	18,232,810	—	—	18,232,810
Computers & Peripherals	48,544,960	—	—	48,544,960
Construction & Engineering	945,832	—	—	945,832
Containers & Packaging	826,770	—	—	826,770
Diversified Consumer Services	18,056,812	—	—	18,056,812
Diversified Financial Services	3,956,760	—	—	3,956,760
Diversified Telecommunication Services	33,284,910	—	—	33,284,910
Electronic Equipment, Instruments & Components	3,741,805	—	—	3,741,805
Energy Equipment & Services	22,681,484	—	—	22,681,484
Food & Staples Retailing	10,403,225	—	—	10,403,225
Food Products	11,393,740	—	—	11,393,740
Gas Utilities	922,738	—	—	922,738
Health Care Equipment & Supplies	1,903,495	—	—	1,903,495
Health Care Providers & Services	72,508,591	—	—	72,508,591
Hotels, Restaurants & Leisure	8,028,180	—	—	8,028,180
Household Durables	18,261,608	—	—	18,261,608
Household Products	5,212,200	—	—	5,212,200
Independent Power Producers & Energy Traders	3,634,400	—	—	3,634,400
Industrial Conglomerates	3,117,520	—	—	3,117,520
Insurance	19,621,360	—	—	19,621,360
Internet Software & Services	947,553	—	—	947,553
IT Services	36,717,078	—	—	36,717,078
Media	3,812,750	—	—	3,812,750
Metals & Mining	8,112,980	—	—	8,112,980
Multi-Utilities	6,560,996	—	—	6,560,996
Multiline Retail	23,060,480	—	—	23,060,480
Oil, Gas & Consumable Fuels	91,844,581	—	—	91,844,581
Personal Products	1,302,602	—	—	1,302,602
Pharmaceuticals	75,436,846	—	—	75,436,846
Semiconductors & Semiconductor Equipment	25,068,650	—	—	25,068,650
Software	46,971,091	—	—	46,971,091
Specialty Retail	66,793,662	—	—	66,793,662
Textiles, Apparel & Luxury Goods	7,923,920	—	—	7,923,920
Tobacco	888,260	—	—	888,260
Trading Companies & Distributors	212,880	—	—	212,880
Wireless Telecommunication Services	7,976,462	—	—	7,976,462
Total Common Stock	786,556,173	—	—	786,556,173

Preferred Stock
Diversified Financial Services	—	72,250	—	72,250
Media	—	63,653	—	63,653
Total Preferred Stock	—	135,903	—	135,903

The accompanying notes are an integral part of the financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Description	Level 1	Level 2	Level 3	Total
Fixed Income
Aerospace & Defense	$—	$347,409	$—	$347,409
Air Freight & Logistics	—	2,442,950	—	2,442,950
Airlines	—	322,828	—	322,828
Asset Backed	—	21,150,733	—	21,150,733
Beverages	—	158,158	—	158,158
Capital Markets	—	8,682,461	—	8,682,461
Collateralized-Mortgage Obligation	—	31,431,666	—	31,431,666
Commercial Banks	—	16,513,898	—	16,513,898
Commercial Mortgage-Backed Securities	—	71,387,482	—	71,387,482
Commercial Services & Supplies	—	398,061	—	398,061
Consumer Finance	—	3,030,831	—	3,030,831
Diversified Financial Services	—	46,102,302	—	46,102,302
Diversified Telecommunication Services	—	10,771,985	—	10,771,985
Electric Utilities	—	6,500,530	—	6,500,530
Energy Equipment & Services	—	624,993	—	624,993
Federal Agencies	—	173,866,899	—	173,866,899
Food & Staples Retailing	—	446,428	—	446,428
Food Products	—	2,909,634	—	2,909,634
Foreign Government	—	16,650,744	—	16,650,744
Gas Utilities	—	350,575	—	350,575
Government Agency	—	5,702,127	—	5,702,127
Health Care Equipment & Supplies	—	205,793	—	205,793
Health Care Providers & Services	—	849,885	—	849,885
Hotels, Restaurants & Leisure	—	158,125	—	158,125
Independent Power Producers & Energy Traders	—	243,726	—	243,726
Industrial Conglomerates	—	260,129	—	260,129
Insurance	—	3,487,933	—	3,487,933
Media	—	7,809,082	—	7,809,082
Metals & Mining	—	449,291	—	449,291
Multi-Utilities	—	237,962	—	237,962
Office Electronics	—	1,009,125	—	1,009,125
Oil, Gas & Consumable Fuels	—	5,235,704	—	5,235,704
Pharmaceuticals	—	7,437,504	—	7,437,504
Real Estate Investment Trusts	—	155,400	—	155,400
Software	—	1,033,746	—	1,033,746
U.S. Treasury	—	17,440,760	—	17,440,760
Wireless Telecommunication Services	—	2,991,461	—	2,991,461
Total Fixed Income	—	468,798,320	—	468,798,320

Fixed Income—Convertible
Health Care Equipment & Supplies	—	22,000	—	22,000
Household Durables	—	70,500	—	70,500
Semiconductors & Semiconductor Equipment	—	242,719	—	242,719
Specialty Retail	—	94,500	—	94,500
Yankee	—	62,312	—	62,312
Total Fixed Income—Convertible	—	492,031	—	492,031

Short Term Investments
Mutual Funds	32,668,794	—	—	32,668,794
Repurchase Agreement	—	32,411,000	—	32,411,000
Total Short Term Investments	32,668,794	32,411,000	—	65,079,794
Total Investments	$819,224,967	$501,837,254	$—	$1,321,062,221

Futures Contracts*
Futures Contracts Long (Appreciation)	$238,437	$—	$—	$238,437
Futures Contracts Long (Depreciation)	(89,428)	—	—	(89,428)
Forward Contracts*
Forward Currency Contracts (Appreciation)	—	$38,723	—	$38,723
Forward Currency Contracts (Depreciation)	—	(121,441)	—	(121,441)
TBA Sale Commitments
Federal Agencies	—	(45,643,265)	—	(45,643,265)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$1,321,062,221
Cash		56,003
Foreign cash at value (c)		27,595
Receivable for:
Securities sold		322,189,094
Fund shares sold		189,138
Accrued interest and dividends		3,942,947
Foreign taxes		105,273

Total Assets		1,647,572,271
Liabilities
TBA sales commitments at value (d)	$45,643,265
Payable for:
Securities purchased	315,702,152
Fund shares redeemed	254,608
Futures variation margin	109,578
Open forward currency contracts—net	82,718
Collateral for securities loaned	32,668,794
Interest (Short)	116,446
Accrued expenses:
Management fees	475,250
Distribution & service fees	17,647
Deferred directors’ fees	2,421
Other expenses	221,980

Total Liabilities		395,294,859

Net Assets		$1,252,277,412

Net assets consists of:
Capital paid in		$1,620,121,742
Undistributed net investment income		7,601,739
Accumulated net realized losses		(318,213,166)
Unrealized depreciation on investments, futures contracts and foreign currency		(57,232,903)

Net Assets		$1,252,277,412

Net Assets
Class A		$1,150,307,064
Class B		61,517,975
Class E		40,452,373

Capital Shares (Authorized) Outstanding
Class A (175,000,000)		90,692,700
Class B (10,000,000)		4,864,562
Class E (10,000,000)		3,192,204

Net Asset Value and Redemption Price Per Share
Class A		$12.68
Class B		12.65
Class E		12.67

(a) Identified cost of investments		$1,377,944,167
(b) Includes cash collateral for securities loaned of		32,668,794
(c) Identified cost of foreign cash		27,548
(d) Proceeds of TBA sales commitments		45,237,073

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$6,868,960
Interest		13,602,760 (a)

		20,471,720
Expenses
Management fees	$2,617,745
Distribution & service fees—Class B	72,090
Distribution & service fees—Class E	29,746
Directors’ fees and expenses	15,769
Custodian	81,409
Audit and tax services	28,839
Legal	26,788
Printing	161,088
Insurance	9,637
Miscellaneous	6,037

Total expenses	3,049,148
Less broker commission recapture	(441)	3,048,707

Net Investment Income		17,423,013

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(161,239,942)
Futures contracts—net	2,921,628
Foreign currency transactions—net	(2,525,190)	(160,843,504)

Change in unrealized appreciation (depreciation) on:
Investments—net	142,327,561
Futures contracts—net	(3,098,850)
Foreign currency transactions—net	369,419	139,598,130

Net loss		(21,245,374)

Net Decrease in Net Assets From Operations		$(3,822,361)

(a)	Includes income on securities loaned of $175,460.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$17,423,013	$47,179,715
Net realized loss	(160,843,504)	(152,253,880)
Change in unrealized appreciation (depreciation)	139,598,130	(321,230,008)

Decrease in net assets from operations	(3,822,361)	(426,304,173)

From Distributions to Shareholders
Net investment income
Class A	(53,219,527)	(39,625,297)
Class B	(2,970,144)	(1,690,116)
Class E	(2,065,706)	(1,607,411)

	(58,255,377)	(42,922,824)

Net realized gain
Class A	0	(15,424,612)
Class B	0	(731,543)
Class E	0	(665,928)

	0	(16,822,083)

Total distributions	(58,255,377)	(59,744,907)

Increase (decrease) in net assets from capital share transactions	152,627,145	(187,207,258)

Total increase (decrease) in net assets	90,549,407	(673,256,338)

Net Assets
Beginning of the period	1,161,728,005	1,834,984,343

End of the period	$1,252,277,412	$1,161,728,005

Undistributed Net Investment Income
End of the period	$7,601,739	$48,434,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	402,380	$5,045,584	768,618	$11,711,388
Shares issued through acquisition	11,839,158	170,436,821	0	0
Reinvestments	4,427,581	53,219,527	3,316,260	55,049,909
Redemptions	(6,270,480)	(78,006,266)	(16,666,765)	(252,581,475)

Net increase (decrease)	10,398,639	$150,695,666	(12,581,887)	$(185,820,178)

Class B
Sales	332,467	$4,116,367	1,180,845	$18,894,094
Reinvestments	247,718	2,970,144	146,412	2,421,659
Redemptions	(291,786)	(3,597,731)	(906,167)	(13,446,795)

Net increase	288,399	$3,488,780	421,090	$7,868,958

Class E
Sales	60,169	$751,629	124,009	$1,939,820
Reinvestments	171,999	2,065,706	137,113	2,273,339
Redemptions	(353,956)	(4,374,636)	(908,928)	(13,469,197)

Net decrease	(121,788)	$(1,557,301)	(647,806)	$(9,256,038)

Increase (decrease) derived from capital share transactions		$152,627,145		$(187,207,258)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.18		$18.18	$17.61	$16.33	$16.11	$15.13

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	0.01		(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	0.20		(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.70)		(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.70)		(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$12.68		$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	1.80	(b)	(24.79)	5.90	10.53	3.05	8.51
Ratio of operating expenses to average net assets before expense reductions (%)	0.52	(c)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.52	(c)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.12	(c)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	707	(c)	501	372	265	443	232
Net assets, end of period (in millions)	$1,150.31		$1,058.18	$1,688.04	$1,622.05	$1,705.34	$1,875.20

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$13.11		$18.08	$17.52	$16.25	$16.03	$14.97

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	0.01		(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	0.19		(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.65)		(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.65)		(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$12.65		$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	1.72	(b)	(24.96)	5.62	10.25	2.82	7.08	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	(c)	0.74	0.75	0.77	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	N/A	N/A	0.76	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.88	(c)	2.94	2.07	2.22	2.01	2.27	(c)
Portfolio turnover rate (%)	707	(c)	501	372	265	443	232
Net assets, end of period (in millions)	$61.52		$59.98	$75.11	$57.97	$40.75	$20.41

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.15		$18.13	$17.57	$16.30	$16.07	$15.11

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	0.00		(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	0.19		(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.67)		(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.67)		(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$12.67		$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	1.72	(b)	(24.87)	5.71	10.33	2.95	8.29
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	(c)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.67	(c)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	(c)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	707	(c)	501	372	265	443	232
Net assets, end of period (in millions)	$40.45		$43.57	$71.83	$76.12	$80.44	$85.22

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad market or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under SFAS No.133), categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation	$238,437	*	Net Assets—Unrealized depreciation	$(89,428)*
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	—		Payables—Open Forward Currency Contracts	(82,718)

Total		$238,437			$(172,146)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Derivatives not accounted for as hedging instruments under Statement 133
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Realized Gain (Loss)
Futures Contracts—net	$2,921,628	$—	$2,921,628
Foreign Currency Contracts—net	—	2,335,502	2,335,502
Options—net	—	—	—

Total	$2,921,628	$2,335,502	$5,257,130

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Change in Unrealized Gain (Loss)
Futures Contracts—net	$(3,098,850)	$—	$(3,098,850)
Foreign Currency Contracts—net	—	337,255	337,255
Options—net	—	—	—

Total	$(3,098,850)	$337,255	$(2,761,595)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2009 was $361,903,740.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $123,969,881 (representing 9.9% of the Portfolio’s net assets).

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $81,144,186 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$42,969,274	$43,865,143	$16,775,633	$—	$—	$—	$59,744,907	$43,865,143

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$48,014,130	$—	$(227,098,237)	$(81,144,186)	$(260,228,293)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(45,538,299)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$3,069,393,959	$845,288,851	$3,221,934,220	$682,682,071

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,617,745	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	ACQUISITIONS:

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of the Legg Mason Partners Managed Assets Portfolio of the Met Investors Series Trust (“MIST Legg Mason Managed Assets Portfolio”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST Legg Mason Managed Assets Portfolio shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of 11,839,158 Class A shares of the Portfolio for 13,579,050 Class A shares of MIST Legg Mason Managed Assets Portfolio.

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The aggregate net assets of the Portfolio and MIST Legg Mason Managed Assets Portfolio immediately before the acquisition were $1,083,516,503 and $145,266,469, respectively. The aggregate net assets immediately after the acquisition were $1,228,782,972, which includes $25,170,351 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $169,708,321.

8.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

9.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-29

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned -7.95%, -8.04%, and -8.02%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -2.87%.

MARKET ENVIRONMENT/CONDITIONS

Equity market volatility from the latter part of 2008 continued through the first quarter of 2009, with stocks sinking deeply in January and February as economic data continued to worsen and investors grew uncertain as to policymakers’ next steps in combating the credit crisis. Sentiment improved noticeably in March following the announcements of new Federal Reserve and Treasury programs aimed at putting the economy and financial markets back on an even keel.

Initial market enthusiasm, triggered by signs of a slower pace of economic decline, gave way to a more realistic assessment of the environment. The U.S. and global economies are starting to stabilize, but there continued to be considerable uncertainty about the outlook. Although past economic patterns cannot predict the future, deep recessions have typically been followed by strong recoveries. The implication is that growth could surprise on the upside in the coming year, which would be bullish for profits and equity prices. Yet, the financial nature of the downturn highlights that this is far from a typical cycle. On the one hand, the U.S. monetary and fiscal stance is highly stimulative, and there is considerable cash on the sidelines. On the other, the future trend in corporate earnings is uncertain, there will not likely be any early return to free-flowing credit, and equities and corporate bonds are no longer at bargain levels.

The data for the U.S. and global economies are becoming increasingly mixed, as one would expect in the approach to a turning point. Diffusion indexes, such as purchasing managers’ surveys, turned the corner a couple of months ago, and composite indexes of leading economic indicators are rising. This all may suggest that the recession may end in the second half of the year. It is one thing for the recession to end, and quite another for economic activity to return to a normal level. Turning points in the economic cycle are all about rates of change.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the first half of the year, the Portfolio underperformed versus the benchmark Russell 1000 Value Index. Stock selection was the main driver of the underperformance, particularly in financials, consumer discretionary and healthcare. Additionally, our overweight in healthcare detracted. The bulk of the underperformance occurred during the height of the low-quality rally in April.

Within financials, relative performance was hurt by our long-standing underweight in capital markets and diversified financials, as well as by stock selection in insurance. In consumer discretionary, the flight away from quality that occurred in the second half of the period impacted returns. We took a barbell approach. On one side, we own companies that we believe are well positioned for an improvement in consumer spending that has not yet been priced into valuations, including restaurants (casual dining) and specialty retailers. On the other side of the barbell we own defensive retailers that we believe are likely to benefit from recent consumer belt-tightening, particularly off-price retailers and dollar stores. These “trade-down” names were left behind in the rally, but we remain convinced that the shift in consumer behavior will outlast the current recession.

The Portfolio’s high-quality stance in the healthcare sector negatively impacted performance. Our positioning in large diversified pharmaceuticals companies was the most significant detractor from performance, while the negative sector performance was slightly dampened by our holdings in the providers & services industry.

In this uncertain environment we maintain our preference for high-quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We remain comfortable with our current sector allocation, believing that investments in healthcare, IT and consumer discretionary companies offer compelling long-term value. Despite the underperformance from our financials holdings, we remain firm in our conviction that diversified and money-center firms face lower leverage, lower multiples and lower returns on equity. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term. At the end of the period, relative to the benchmark, the Portfolio’s largest overweights are in healthcare and consumer discretionary, and the largest underweights are in financials and energy.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Large Cap Value Portfolio
Class A	-7.95	-33.01	-3.22	—	-0.50
Class B	-8.04	-33.24	-3.48	—	1.91
Class E	-8.02	-33.18	-3.37	—	-0.65
Russell 1000 Value Index	-2.87	-29.03	-2.13	—	0.28

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02 and 5/1/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.7
AT&T, Inc.	4.3
Chevron Corp.	3.6
Verizon Communications, Inc.	3.0
The Goldman Sachs Group, Inc.	2.6
JPMorgan Chase & Co.	2.5
Johnson & Johnson	1.8
UnitedHealth Group, Inc.	1.7
WellPoint, Inc.	1.5
The Travelers Cos., Inc.	1.5

Top Sectors

% of Total Market Value
Health Care	19.4
Consumer Discretionary	16.1
Energy	14.0
Financials	12.6
Information Technology	9.3
Industrials	8.9
Telecommunication Services	7.4
Consumer Staples	5.5
Utilities	3.6
Materials	2.8

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Large Cap Value—Class A	Actual	0.69%	$1,000.00	$920.50	$3.29
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

BlackRock Large Cap Value—Class B	Actual	0.94%	$1,000.00	$919.60	$4.47
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

BlackRock Large Cap Value—Class E	Actual	0.84%	$1,000.00	$919.80	$4.00
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.9%
General Dynamics Corp.	360,000	$19,940,400
Honeywell International, Inc.	700,000	21,980,000
L-3 Communications Holdings, Inc.	173,000	12,002,740
Northrop Grumman Corp.	365,000	16,673,200
Raytheon Co.	360,000	15,994,800

		86,591,140

Biotechnology—1.3%
Amgen, Inc. (a)	370,000	19,587,800

Capital Markets—2.6%
The Goldman Sachs Group, Inc.	260,000	38,334,400

Chemicals—0.3%
Eastman Chemical Co.	130,000	4,927,000

Commercial Banks—0.2%
Wells Fargo & Co.	120,000	2,911,200

Commercial Services & Supplies—0.3%
Pitney Bowes, Inc.	203,000	4,451,790
R.R. Donnelley & Sons Co.	50,000	581,000

		5,032,790

Communications Equipment—0.1%
Tellabs, Inc. (a)	300,000	1,719,000

Computers & Peripherals—2.2%
EMC Corp. (a)	451,000	5,908,100
Lexmark International, Inc. (Class A) (a) (b)	479,000	7,592,150
QLogic Corp. (a)	275,000	3,487,000
Western Digital Corp. (a)	550,000	14,575,000

		31,562,250

Construction & Engineering—0.7%
URS Corp. (a)	210,000	10,399,200

Containers & Packaging—0.9%
Pactiv Corp. (a)	420,000	9,114,000
Temple-Inland, Inc.	320,000	4,198,400

		13,312,400

Diversified Financial Services—2.5%
JPMorgan Chase & Co.	1,050,000	35,815,500

Diversified Telecommunication Services—7.3%
AT&T, Inc.	2,530,000	62,845,200
Verizon Communications, Inc.	1,400,000	43,022,000

		105,867,200

Electric Utilities—0.7%
Edison International	350,000	11,011,000

Security Description	Shares	Value*

Electrical Equipment—0.6%
Thomas & Betts Corp. (a)	300,000	$8,658,000

Electronic Equipment, Instruments & Components—1.8%
Arrow Electronics, Inc. (a)	133,000	2,824,920
Ingram Micro, Inc. (a)	724,000	12,670,000
Tech Data Corp. (a) (b)	310,000	10,140,100

		25,635,020

Energy Equipment & Services—1.3%
ENSCO International, Inc.	156,000	5,439,720
Tidewater, Inc.	323,000	13,847,010

		19,286,730

Food & Staples Retailing—1.9%
BJ’s Wholesale Club, Inc. (a)	380,000	12,247,400
The Kroger Co.	680,000	14,994,000

		27,241,400

Food Products—2.6%
Archer-Daniels-Midland Co.	640,000	17,132,800
ConAgra Foods, Inc.	570,000	10,864,200
Del Monte Foods Co.	1,100,000	10,318,000

		38,315,000

Gas Utilities—1.5%
Atmos Energy Corp.	360,000	9,014,400
Energen Corp.	70,000	2,793,000
UGI Corp.	390,000	9,941,100

		21,748,500

Health Care Equipment & Supplies—0.8%
Hospira, Inc. (a)	290,000	11,170,800

Health Care Providers & Services—10.2%
Aetna, Inc.	640,000	16,032,000
AmerisourceBergen Corp.	753,800	13,372,412
Community Health Systems, Inc. (a) (b)	445,000	11,236,250
Coventry Health Care, Inc. (a)	400,000	7,484,000
Health Net, Inc. (a)	398,000	6,188,900
Humana, Inc. (a)	186,000	6,000,360
LifePoint Hospitals, Inc. (a) (b)	346,000	9,082,500
Omnicare, Inc.	335,000	8,629,600
Quest Diagnostics, Inc.	170,000	9,593,100
Tenet Healthcare Corp. (a)	610,000	1,720,200
UnitedHealth Group, Inc.	980,000	24,480,400
Universal Health Services, Inc. (Class B)	240,000	11,724,000
WellPoint, Inc. (a)	440,000	22,391,600

		147,935,322

Health Care Technology—0.1%
IMS Health, Inc.	64,000	812,800

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.1%
Royal Caribbean Cruises, Ltd. (a)	130,000	$1,760,200

Household Durables—4.6%
D.R. Horton, Inc. (b)	1,600,000	14,976,000
Leggett & Platt, Inc. (b)	748,000	11,392,040
Lennar Corp. (Class A) (b)	1,300,000	12,597,000
M.D.C. Holdings, Inc.	386,000	11,622,460
NVR, Inc. (a) (b)	8,000	4,019,120
Toll Brothers, Inc. (a) (b)	710,000	12,048,700

		66,655,320

Industrial Conglomerates—1.0%
General Electric Co.	1,190,000	13,946,800

Insurance—7.3%
American Financial Group, Inc.	574,000	12,386,920
Everest Re Group, Ltd.	40,000	2,862,800
HCC Insurance Holdings, Inc.	600,000	14,406,000
PartnerRe, Ltd.	227,000	14,743,650
The Chubb Corp.	480,000	19,142,400
The Travelers Cos., Inc.	540,000	22,161,600
Unum Group	952,000	15,098,720
W.R. Berkley Corp.	260,000	5,582,200

		106,384,290

IT Services—2.6%
Affiliated Computer Services, Inc. (Class A) (a)	203,000	9,017,260
Computer Sciences Corp. (a)	255,000	11,296,500
DST Systems, Inc. (a)	220,000	8,129,000
SAIC, Inc. (a)	490,000	9,089,500

		37,532,260

Metals & Mining—1.5%
Reliance Steel & Aluminum Co.	160,000	6,142,400
United States Steel Corp.	440,000	15,725,600

		21,868,000

Multi-Utilities—1.4%
Ameren Corp.	430,000	10,702,700
CMS Energy Corp. (b)	750,000	9,060,000

		19,762,700

Multiline Retail—5.1%
Family Dollar Stores, Inc. (b)	450,000	12,735,000
J.C. Penney Co., Inc.	580,000	16,651,800
Kohl’s Corp. (a)	336,000	14,364,000
Macy’s, Inc.	1,320,000	15,523,200
Target Corp.	370,000	14,603,900

		73,877,900

Oil, Gas & Consumable Fuels—12.7%
Anadarko Petroleum Corp.	480,000	21,787,200
Chevron Corp.	790,000	52,337,500
Exxon Mobil Corp.	970,000	67,812,700

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Marathon Oil Corp.	720,000	$21,693,600
Occidental Petroleum Corp.	120,000	7,897,200
Southern Union Co.	70,000	1,287,300
Tesoro Corp. (b)	914,000	11,635,220

		184,450,720

Pharmaceuticals—7.2%
Bristol-Myers Squibb Co.	790,000	16,044,900
Endo Pharmaceuticals Holdings, Inc. (a)	498,000	8,924,160
Forest Laboratories, Inc. (a)	710,000	17,828,100
Johnson & Johnson	460,000	26,128,000
Mylan, Inc. (a) (b)	410,000	5,350,500
Pfizer, Inc. (b)	1,372,000	20,580,000
Watson Pharmaceuticals, Inc. (a)	285,000	9,601,650

		104,457,310

Professional Services—0.1%
Manpower, Inc.	20,000	846,800

Road & Rail—0.3%
Ryder System, Inc.	150,000	4,188,000

Semiconductors & Semiconductor Equipment—0.7%
Novellus Systems, Inc. (a)	623,000	10,404,100

Software—2.0%
CA, Inc.	818,000	14,257,740
McAfee, Inc. (a) (b)	126,600	5,341,254
Synopsys, Inc. (a)	477,400	9,314,074

		28,913,068

Specialty Retail—6.3%
AutoNation, Inc. (a)	860,000	14,921,000
Barnes & Noble, Inc. (b)	340,000	7,014,200
Foot Locker, Inc.	780,000	8,166,600
Limited Brands, Inc.	1,000,000	11,970,000
Lowe’s Cos., Inc.	1,020,000	19,798,200
RadioShack Corp.	1,020,000	14,239,200
The Gap, Inc.	990,000	16,236,000

		92,345,200

Tobacco—1.0%
Reynolds American, Inc.	385,000	14,868,700

Wireless Telecommunication Services—0.1%
NII Holdings, Inc. (a)	70,000	1,334,900

Total Common Stock (Identified Cost $1,482,494,280)		1,451,470,720

Short Term Investments—1.8%

Mutual Funds—1.2%
State Street Navigator Securities Lending Prime Portfolio (c)	18,095,102	18,095,102

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—0.6%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $8,379,002 on 07/01/09, collateralized by $8,505,000 Federal National Mortgage Association 1.722% due 05/10/11 with a value of $8,547,525.	$8,379,000	$8,379,000

Total Short Term Investments (Identified Cost $26,474,102)		26,474,102

Total Investments—101.6% (Identified Cost $1,508,968,382) (d)		1,477,944,822
Liabilities in excess of other assets		(22,873,885)

Net Assets—100%		$1,455,070,937

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $17,463,192 and the collateral received consisted of cash in the amount of $18,095,102. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,508,967,344 and the composition of unrealized appreciation and depreciation of investment securities was $45,424,270 and $(76,446,792), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$86,591,140	$—	$—	$86,591,140
Biotechnology	19,587,800	—	—	19,587,800
Capital Markets	38,334,400	—	—	38,334,400
Chemicals	4,927,000	—	—	4,927,000
Commercial Banks	2,911,200	—	—	2,911,200
Commercial Services & Supplies	5,032,790	—	—	5,032,790
Communications Equipment	1,719,000	—	—	1,719,000
Computers & Peripherals	31,562,250	—	—	31,562,250
Construction & Engineering	10,399,200	—	—	10,399,200
Containers & Packaging	13,312,400	—	—	13,312,400
Diversified Financial Services	35,815,500	—	—	35,815,500
Diversified Telecommunication Services	105,867,200	—	—	105,867,200
Electric Utilities	11,011,000	—	—	11,011,000
Electrical Equipment	8,658,000	—	—	8,658,000
Electronic Equipment, Instruments & Components	25,635,020	—	—	25,635,020
Energy Equipment & Services	19,286,730	—	—	19,286,730
Food & Staples Retailing	27,241,400	—	—	27,241,400
Food Products	38,315,000	—	—	38,315,000
Gas Utilities	21,748,500	—	—	21,748,500
Health Care Equipment & Supplies	11,170,800	—	—	11,170,800
Health Care Providers & Services	147,935,322	—	—	147,935,322
Health Care Technology	812,800	—	—	812,800
Hotels, Restaurants & Leisure	1,760,200	—	—	1,760,200
Household Durables	66,655,320	—	—	66,655,320
Industrial Conglomerates	13,946,800	—	—	13,946,800
Insurance	106,384,290	—	—	106,384,290
IT Services	37,532,260	—	—	37,532,260
Metals & Mining	21,868,000	—	—	21,868,000
Multi-Utilities	19,762,700	—	—	19,762,700
Multiline Retail	73,877,900	—	—	73,877,900
Oil, Gas & Consumable Fuels	184,450,720	—	—	184,450,720
Pharmaceuticals	104,457,310	—	—	104,457,310
Professional Services	846,800	—	—	846,800
Road & Rail	4,188,000	—	—	4,188,000
Semiconductors & Semiconductor Equipment	10,404,100	—	—	10,404,100
Software	28,913,068	—	—	28,913,068
Specialty Retail	92,345,200	—	—	92,345,200
Tobacco	14,868,700	—	—	14,868,700
Wireless Telecommunication Services	1,334,900	—	—	1,334,900
Total Common Stock	1,451,470,720	—	—	1,451,470,720

Short Term Investments
Mutual Funds	18,095,102	—	—	18,095,102
Repurchase Agreement	—	8,379,000	—	8,379,000
Total Short Term Investments	18,095,102	8,379,000	—	26,474,102

Total Investments	$1,469,565,822	$8,379,000	$—	$1,477,944,822

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$1,477,944,822
Cash		8,749
Receivable for:
Securities sold		106,411,846
Fund shares sold		541,776
Accrued interest and dividends		1,265,002

Total Assets		1,586,172,195
Liabilities
Payable for:
Securities purchased	$111,879,174
Fund shares redeemed	241,412
Collateral for securities loaned	18,095,102
Accrued expenses:
Management fees	759,981
Distribution & service fees	34,978
Deferred directors’ fees	2,421
Other expenses	88,190

Total Liabilities		131,101,258

Net Assets		$1,455,070,937

Net assets consists of:
Capital paid in		$1,735,653,704
Undistributed net investment income		6,667,998
Accumulated net realized losses		(256,227,205)
Unrealized depreciation on investments		(31,023,560)

Net Assets		$1,455,070,937

Net Assets
Class A		$1,263,819,799
Class B		138,799,558
Class E		52,451,580

Capital Shares (Authorized) Outstanding
Class A (240,000,000)		161,463,692
Class B (30,000,000)		17,795,044
Class E (15,000,000)		6,714,253

Net Asset Value and Redemption Price Per Share
Class A		$7.83
Class B		7.80
Class E		7.81

(a) Identified cost of investments		$1,508,968,382
(b) Includes cash collateral for securities loaned of		18,095,102

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$9,721,273
Interest		74,265 (a)

		9,795,538
Expenses
Management fees	$2,588,050
Distribution & service fees—Class B	156,120
Distribution & service fees—Class E	39,268
Directors’ fees and expenses	15,769
Custodian	25,610
Audit and tax services	15,752
Legal	8,251
Printing	64,532
Insurance	4,101
Miscellaneous	4,287

Total expenses		2,921,740

Net Investment Income		6,873,798

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(121,466,681)
Futures contracts—net	1,581,043	(119,885,638)

Change in unrealized appreciation on:
Investments—net		87,781,289

Net loss		(32,104,349)

Net Decrease in Net Assets From Operations		$(25,230,551)

(a)	Includes income on securities loaned of $73,234.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$6,873,798	$8,138,849
Net realized loss	(119,885,638)	(129,273,044)
Change in unrealized appreciation (depreciation)	87,781,289	(142,069,908)

Decrease in net assets from operations	(25,230,551)	(263,204,103)

From Distributions to Shareholders
Net investment income
Class A	(5,593,229)	(2,961,716)
Class B	(1,861,956)	(766,021)
Class E	(832,423)	(589,033)

	(8,287,608)	(4,316,770)

Net realized gain
Class A	0	(5,743,934)
Class B	0	(2,262,707)
Class E	0	(1,449,927)

	0	(9,456,568)

Total distributions	(8,287,608)	(13,773,338)

Increase in net assets from capital share transactions	948,659,221	170,270,857

Total increase (decrease) in net assets	915,141,062	(106,706,584)

Net Assets
Beginning of the period	539,929,875	646,636,459

End of the period	$1,455,070,937	$539,929,875

Undistributed Net Investment Income
End of the period	$6,667,998	$8,081,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	122,380,241	$940,525,963	14,355,442	$163,039,898
Reinvestments	749,763	5,593,229	692,023	8,705,650
Redemptions	(1,548,216)	(11,809,539)	(2,406,003)	(25,982,888)

Net increase	121,581,788	$934,309,653	12,641,462	$145,762,660

Class B
Sales	3,202,452	$24,389,008	6,285,369	$70,187,731
Reinvestments	250,263	1,861,956	241,525	3,028,728
Redemptions	(1,269,301)	(10,005,020)	(3,050,251)	(34,475,668)

Net increase	2,183,414	$16,245,944	3,476,643	$38,740,791

Class E
Sales	580,778	$4,453,543	1,106,830	$11,991,811
Reinvestments	111,735	832,423	162,338	2,038,960
Redemptions	(954,946)	(7,182,342)	(2,497,411)	(28,263,365)

Net decrease	(262,433)	$(1,896,376)	(1,228,243)	$(14,232,594)

Increase derived from capital share transactions		$948,659,221		$170,270,857

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.66		$13.61	$13.81	$12.56	$12.11	$10.67

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.16 (a)	0.15 (a)	0.20	0.19	0.15
Net realized and unrealized gain (loss) of investments	(0.76)		(4.82)	0.33	2.10	0.51	1.29

Total from investment operations	(0.69)		(4.66)	0.48	2.30	0.70	1.44

Less Distributions
Distributions from net investment income	(0.14)		(0.10)	(0.14)	(0.18)	(0.12)	0.00
Distributions from net realized capital gains	0.00		(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.14)		(0.29)	(0.68)	(1.05)	(0.25)	0.00

Net Asset Value, End of Period	$7.83		$8.66	$13.61	$13.81	$12.56	$12.11

Total Return (%)	(7.95	)(b)	(34.90)	3.39	19.32	5.98	13.40
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(c)	0.72	0.74	0.84	0.85	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.82	0.83	0.89
Ratio of net investment income to average net assets (%)	1.77	(c)	1.42	1.10	1.69	1.59	1.31
Portfolio turnover rate (%)	113	(c)	85	66	96	109	31
Net assets, end of period (in millions)	$1,263.82		$345.23	$370.87	$48.18	$38.85	$37.26

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.61		$13.55	$13.75	$12.50	$12.07	$10.66

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.13 (a)	0.11 (a)	0.14	0.13	0.08
Net realized and unrealized gain (loss) of investments	(0.76)		(4.81)	0.34	2.13	0.53	1.33

Total from investment operations	(0.70)		(4.68)	0.45	2.27	0.66	1.41

Less Distributions
Distributions from net investment income	(0.11)		(0.07)	(0.11)	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	0.00		(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.11)		(0.26)	(0.65)	(1.02)	(0.23)	0.00

Net Asset Value, End of Period	$7.80		$8.61	$13.55	$13.75	$12.50	$12.07

Total Return (%)	(8.04	)(b)	(35.11)	3.13	19.13	5.56	13.23
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.97	0.99	1.09	1.10	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	1.07	1.08	1.14
Ratio of net investment income to average net assets (%)	1.57	(c)	1.15	0.78	1.46	1.38	1.46
Portfolio turnover rate (%)	113	(c)	85	66	96	109	31
Net assets, end of period (in millions)	$138.80		$134.47	$164.38	$111.01	$36.73	$15.88

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.63		$13.58	$13.77	$12.52	$12.08	$10.66

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.14 (a)	0.12 (a)	0.14	0.18	0.12
Net realized and unrealized gain (loss) of investments	(0.76)		(4.82)	0.35	2.14	0.49	1.30

Total from investment operations	(0.70)		(4.68)	0.47	2.28	0.67	1.42

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.12)	(0.16)	(0.10)	0.00
Distributions from net realized capital gains	0.00		(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.12)		(0.27)	(0.66)	(1.03)	(0.23)	0.00

Net Asset Value, End of Period	$7.81		$8.63	$13.58	$13.77	$12.52	$12.08

Total Return (%)	(8.02	)(b)	(35.04)	3.27	19.20	5.69	13.32
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.87	0.89	0.99	1.00	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.97	0.98	1.04
Ratio of net investment income to average net assets (%)	1.69	(c)	1.20	0.87	1.55	1.44	1.21
Portfolio turnover rate (%)	113	(c)	85	66	96	109	31
Net assets, end of period (in millions)	$52.45		$60.23	$111.40	$109.92	$58.27	$59.45

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $1,581,043 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $67,576,872 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$4,347,746	$3,228,534	$9,425,592	$11,473,620	$—	$—	$13,773,338	$14,702,154

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$8,081,808	$—	$(136,982,120)	$(67,576,872)	$(196,477,184)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(50,587,424)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,422,243,725	$0	$474,895,017

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,588,050	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 9.98%, 9.86%, and 9.92%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 11.53%.

MARKET ENVIRONMENT/CONDITIONS

The turn of the calendar from 2008 to 2009 failed to immediately usher in a favorable capital market environment. Data suggesting further economic declines, combined with continued dislocations and illiquidity in the credit markets, kept global equity markets under pressure early in the year. Beginning in mid-March, the US equity market rallied dramatically, leading the market into positive territory for the first half of 2009. Increased stability among financial institutions, combined with marginal improvement across a wide variety of economic indicators, drew investors back into stocks. During the first quarter, investors feared nationalization or bankruptcy for many financial institutions, but during the second quarter, the government published the long-awaited “stress test” results, which led many large financial institutions to raise private capital. After successfully raising capital, several institutions have now been able to repay money borrowed through the Troubled Asset Relief Program (TARP). These developments served to reestablish the viability of our large financial institutions, which in turn, generated renewed confidence in the financial markets. Investors also gained confidence in the economy, with many notable measures showing improvement during this period, though volatility remains at historically-high levels. As of year-to-date, growth has significantly outperformed value across capitalizations, with the Russell 1000 Growth Index up 11.53% versus the -2.87% return of the Russell 1000 Value Index.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s sector allocation contributed positively to relative performance during the first half of 2009. Underweights in the relatively weak consumer staples and industrials sectors, combined with an overweight in the rebounding consumer discretionary sector, added value over the course of the six-month period.

Stock selection in the information technology sector also generated absolute and relative gains, with the Portfolio’s investment in the semiconductor industry delivering the greatest benefit for the period. Significant positions in Apple and QUALCOMM also contributed strongly. Stock selection in materials boosted relative returns, thanks to the Portfolio’s investment in Freeport-McMoRan Copper & Gold, which rose in tandem with copper prices on the perceived rebound in global economic activity and with news of China’s continued expansion.

Stock selection in the healthcare sector proved to be the biggest detractor during the period, offsetting the strength in technology and materials. The Portfolio’s investments in biotechnology, which performed very well during the challenging 2008, declined during the period. Investments in the financials sector also negatively impacted returns, with positions in Travelers and Wells Fargo both declining during our holding period. Both stocks have been sold from the Portfolio.

At period-end, our largest overweights, relative to the Russell 1000 Growth Index, were in the energy and telecommunications sectors, while our most substantial underweight was in the consumer staples sector. Consumer staples recently experienced a large increase within the Russell 1000 Growth Index as a result of the annual index reconstitution.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that generally have higher price-to-book ratios and forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Legacy Large Cap Growth Portfolio
Class A	9.98	-26.61	-0.24	-2.27	—
Class B	9.86	-26.81	-0.49	—	3.28
Class E	9.92	-26.73	-0.39	—	-2.87
Russell 1000 Growth Index	11.53	-24.50	-1.83	-4.18	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Apple, Inc.	4.6
Microsoft Corp.	4.0
QUALCOMM, Inc.	3.6
Google, Inc. (Class A)	3.4
The Coca-Cola Co.	2.6
Danaher Corp.	2.6
Wal-Mart Stores, Inc.	2.4
Cisco Systems, Inc.	2.2
Amgen, Inc.	2.2
Abbott Laboratories	2.1

Top Sectors

% of Total Market Value
Information Technology	33.0
Health Care	17.1
Consumer Staples	11.8
Industrials	10.7
Consumer Discretionary	10.0
Energy	6.5
Financials	4.6
Materials	3.4
Telecommunication Services	2.4
Cash & Cash Equivalents	0.5

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Legacy Large Cap Growth—Class A(a)	Actual	0.82%	$1,000.00	$1,099.80	$4.27
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

BlackRock Legacy Large Cap Growth—Class B(a)	Actual	1.07%	$1,000.00	$1,098.60	$5.57
	Hypothetical	1.07%	$1,000.00	$1,019.42	$5.36

BlackRock Legacy Large Cap Growth—Class E(a)	Actual	0.97%	$1,000.00	$1,099.20	$5.05
	Hypothetical	0.97%	$1,000.00	$1,019.92	$4.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
General Dynamics Corp.	104,200	$5,771,638
Honeywell International, Inc.	196,323	6,164,542

		11,936,180

Air Freight & Logistics—1.5%
C.H. Robinson Worldwide, Inc.	104,600	5,454,890
United Parcel Service, Inc. (Class B)	87,500	4,374,125

		9,829,015

Airlines—1.0%
Delta Air Lines, Inc. (a)	1,150,900	6,663,711

Beverages—3.6%
PepsiCo, Inc.	121,200	6,661,152
The Coca-Cola Co.	363,697	17,453,819

		24,114,971

Biotechnology—4.8%
Amgen, Inc. (a)	276,700	14,648,498
Celgene Corp. (a)	143,900	6,884,176
Gilead Sciences, Inc. (a)	230,600	10,801,304

		32,333,978

Capital Markets—1.3%
The Goldman Sachs Group, Inc.	60,500	8,920,120

Chemicals—0.8%
Ecolab, Inc.	142,000	5,536,580

Communications Equipment—5.9%
Cisco Systems, Inc. (a)	802,337	14,955,562
QUALCOMM, Inc.	537,548	24,297,169

		39,252,731

Computers & Peripherals—8.3%
Apple, Inc. (a)	218,017	31,052,161
Dell, Inc. (a)	375,400	5,154,242
Hewlett-Packard Co.	189,800	7,335,770
International Business Machines Corp.	118,100	12,332,002

		55,874,175

Diversified Financial Services—2.4%
CME Group, Inc.	30,800	9,582,188
JPMorgan Chase & Co.	184,000	6,276,240

		15,858,428

Energy Equipment & Services—2.1%
Schlumberger, Ltd.	112,793	6,103,229
Transocean, Ltd. (a)	105,563	7,842,276

		13,945,505

Food & Staples Retailing—2.4%
Wal-Mart Stores, Inc.	330,556	16,012,133

Security Description	Shares	Value*

Health Care Equipment & Supplies—2.5%
Boston Scientific Corp. (a)	1,288,100	$13,061,334
Zimmer Holdings, Inc. (a)	80,200	3,416,520

		16,477,854

Health Care Providers & Services—4.5%
Medco Health Solutions, Inc. (a)	220,140	10,040,585
UnitedHealth Group, Inc.	434,900	10,863,802
WellPoint, Inc. (a)	185,800	9,455,362

		30,359,749

Health Care Technology—0.5%
Cerner Corp. (a) (b)	59,300	3,693,797

Hotels, Restaurants & Leisure—2.0%
McDonald’s Corp.	228,300	13,124,967

Household Products—2.9%
Clorox Co. (b)	129,700	7,241,151
Procter & Gamble Co.	245,200	12,529,720

		19,770,871

Industrial Conglomerates—2.0%
3M Co.	222,400	13,366,240

Insurance—0.9%
Principal Financial Group, Inc.	306,300	5,770,692

Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	136,200	11,394,492

Internet Software & Services—4.1%
Baidu, Inc. (ADR) (a)	14,000	4,215,260
Google, Inc. (Class A) (a)	54,455	22,957,683

		27,172,943

Machinery—4.0%
Cummins, Inc.	282,000	9,929,220
Danaher Corp.	279,000	17,225,460

		27,154,680

Media—0.5%
CBS Corp. (Class B)	466,300	3,226,796

Metals & Mining—2.6%
Agnico-Eagle Mines, Ltd.	116,400	6,108,672
Freeport-McMoRan Copper & Gold, Inc. (a)	115,625	5,793,969
United States Steel Corp. (b)	155,500	5,557,570

		17,460,211

Multiline Retail—3.0%
J.C. Penney Co., Inc. (b)	202,500	5,813,775
Kohl’s Corp. (a)	331,022	14,151,191

		19,964,966

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—4.4%
Exxon Mobil Corp.	114,500	$8,004,695
PetroHawk Energy Corp. (a)	436,100	9,725,030
Petroleo Brasileiro S.A. (ADR)	183,200	7,507,536
Range Resources Corp.	104,800	4,339,768

		29,577,029

Personal Products—1.3%
Avon Products, Inc.	350,300	9,030,734

Pharmaceuticals—4.8%
Abbott Laboratories	301,500	14,182,560
Pfizer, Inc.	536,500	8,047,500
Teva Pharmaceutical Industries, Ltd. (ADR)	200,000	9,868,000

		32,098,060

Professional Services—0.4%
Manpower, Inc.	62,200	2,633,548

Semiconductors & Semiconductor Equipment —5.1%
Broadcom Corp. (a)	401,500	9,953,185
Lam Research Corp. (a)	274,066	7,125,716
Micron Technology, Inc. (a) (b)	785,800	3,976,148
NVIDIA Corp. (a) (b)	476,420	5,378,782
PMC-Sierra, Inc. (a)	1,000,384	7,963,056

		34,396,887

Software—9.7%
Activision Blizzard, Inc. (a)	857,300	10,827,699
Check Point Software Technologies, Ltd. (a)	298,920	7,015,652
Microsoft Corp.	1,124,700	26,734,119
Oracle Corp.	576,700	12,352,914
Salesforce.com, Inc. (a) (b)	203,238	7,757,595

		64,687,979

Security Description	Shares	Value*

Specialty Retail—2.9%
Carmax, Inc. (a) (b)	436,400	$6,415,080
Home Depot, Inc.	278,600	6,583,318
Ross Stores, Inc.	163,761	6,321,175

		19,319,573

Tobacco—1.5%
Philip Morris International, Inc.	231,469	10,096,678

Wireless Telecommunication Services —2.4%
American Tower Corp. (Class A) (a)	398,698	12,570,948
MetroPCS Communications, Inc. (a)	259,400	3,452,614

		16,023,562

Total Common Stock (Identified Cost $668,438,946)		667,079,835

Short Term Investments—2.1%

Mutual Funds—2.1%
State Street Navigator Securities Lending Prime Portfolio (c)	13,861,928	13,861,928

Total Short Term Investments (Identified Cost $13,861,928)		13,861,928

Total Investments—101.7% (Identified Cost $682,300,874) (d)		680,941,763
Liabilities in excess of other assets		(11,139,531)

Net Assets—100%		$669,802,232

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $13,295,765 and the collateral received consisted of cash in the amount of $13,861,928 and non-cash collateral with a value of $23,164. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $682,300,874 and the composition of unrealized appreciation and depreciation of investment securities was $31,146,739 and $(32,505,850), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$11,936,180	$—	$—	$11,936,180
Air Freight & Logistics	9,829,015	—	—	9,829,015
Airlines	6,663,711	—	—	6,663,711
Beverages	24,114,971	—	—	24,114,971
Biotechnology	32,333,978	—	—	32,333,978
Capital Markets	8,920,120	—	—	8,920,120
Chemicals	5,536,580	—	—	5,536,580
Communications Equipment	39,252,731	—	—	39,252,731
Computers & Peripherals	55,874,175	—	—	55,874,175
Diversified Financial Services	15,858,428	—	—	15,858,428
Energy Equipment & Services	13,945,505	—	—	13,945,505
Food & Staples Retailing	16,012,133	—	—	16,012,133
Health Care Equipment & Supplies	16,477,854	—	—	16,477,854
Health Care Providers & Services	30,359,749	—	—	30,359,749
Health Care Technology	3,693,797	—	—	3,693,797
Hotels, Restaurants & Leisure	13,124,967	—	—	13,124,967
Household Products	19,770,871	—	—	19,770,871
Industrial Conglomerates	13,366,240	—	—	13,366,240
Insurance	5,770,692	—	—	5,770,692
Internet & Catalog Retail	11,394,492	—	—	11,394,492
Internet Software & Services	27,172,943	—	—	27,172,943
Machinery	27,154,680	—	—	27,154,680
Media	3,226,796	—	—	3,226,796
Metals & Mining	17,460,211	—	—	17,460,211
Multiline Retail	19,964,966	—	—	19,964,966
Oil, Gas & Consumable Fuels	29,577,029	—	—	29,577,029
Personal Products	9,030,734	—	—	9,030,734
Pharmaceuticals	32,098,060	—	—	32,098,060
Professional Services	2,633,548	—	—	2,633,548
Semiconductors & Semiconductor Equipment	34,396,887	—	—	34,396,887
Software	64,687,979	—	—	64,687,979
Specialty Retail	19,319,573	—	—	19,319,573
Tobacco	10,096,678	—	—	10,096,678
Wireless Telecommunication Services	16,023,562	—	—	16,023,562
Total Common Stock	667,079,835	—	—	667,079,835

Short Term Investments
Mutual Funds	13,861,928	—	—	13,861,928
Total Investments	$680,941,763	$—	$—	$680,941,763

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$680,941,763
Foreign cash at value (c)		115,852
Receivable for:
Securities sold		6,776,221
Fund shares sold		241,669
Accrued interest and dividends		457,235
Foreign taxes		22,162

Total Assets		688,554,902
Liabilities
Payable for:
Securities purchased	$2,789,711
Fund shares redeemed	1,004,353
Withholding taxes	1,579
Collateral for securities loaned	13,861,928
Due to custodian bank	476,427
Accrued expenses:
Management fees	398,339
Distribution & service fees	23,118
Deferred directors’ fees	13,553
Other expenses	183,662

Total Liabilities		18,752,670

Net Assets		$669,802,232

Net assets consists of:
Capital paid in		$862,091,609
Undistributed net investment income		675,613
Accumulated net realized losses		(191,603,080)
Unrealized depreciation on investments and foreign currency		(1,361,910)

Net Assets		$669,802,232

Net Assets
Class A		$540,598,340
Class B		86,927,849
Class E		42,276,043

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,283,366
Class B (10,000,000)		4,781,022
Class E (5,000,000)		2,307,490

Net Asset Value and Redemption Price Per Share
Class A		$18.46
Class B		18.18
Class E		18.32

(a) Identified cost of investments		$682,300,874
(b) Includes cash collateral for securities loaned of		13,861,928
(c) Identified cost of foreign cash		122,288

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$2,784,883	(a)
Interest		62,776	(b)

		2,847,659
Expenses
Management fees	$1,485,987
Distribution & service fees—Class B	87,470
Distribution & service fees—Class E	24,615
Directors’ fees and expenses	19,421
Custodian	31,249
Audit and tax services	35,529
Legal	52,609
Printing	50,081
Insurance	2,759
Miscellaneous	4,885

Total expenses	1,794,605
Less broker commission recapture	(105,134)
Management fee waivers	(14,408)	1,675,063

Net Investment Income		1,172,596

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(49,077,027)
Foreign currency transactions—net	59	(49,076,968)

Change in unrealized appreciation (depreciation) on:
Investments—net	78,042,342
Foreign currency transactions—net	(2,799)	78,039,543

Net gain		28,962,575

Net Increase in Net Assets From Operations		$30,135,171

(a)	Net of foreign taxes of $10,691.
(b)	Includes income on securities loaned of $62,346.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$1,172,596	$1,665,287
Net realized loss	(49,076,968)	(30,795,454)
Change in unrealized appreciation (depreciation)	78,039,543	(150,534,733)

Increase (decrease) in net assets from operations	30,135,171	(179,664,900)

From Distributions to Shareholders
Net investment income
Class A	(1,507,859)	(1,410,497)
Class B	(255,318)	(137,200)
Class E	(146,900)	(124,635)

Total distributions	(1,910,077)	(1,672,332)

Increase (decrease) in net assets from capital share transactions	338,116,179	(27,774,462)

Total increase (decrease) in net assets	366,341,273	(209,111,694)

Net Assets
Beginning of the period	303,460,959	512,572,653

End of the period	$669,802,232	$303,460,959

Undistributed Net Investment Income
End of the period	$675,613	$1,413,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	827,765	$27,150,873	2,035,366	$41,704,042
Shares issued through acquisition	17,880,744	313,985,866	0	0
Reinvestments	88,438	1,507,859	55,379	1,410,497
Redemptions	(1,889,282)	(32,328,505)	(4,324,378)	(93,538,671)

Net increase (decrease)	16,907,665	$310,316,093	(2,233,633)	$(50,424,132)

Class B
Sales	861,507	$13,930,683	1,944,385	$43,351,360
Shares issued through acquisition	408,724	7,070,929	0	0
Reinvestments	15,197	255,318	5,475	137,200
Redemptions	(333,671)	(5,470,741)	(854,396)	(19,492,204)

Net increase	951,757	$15,786,189	1,095,464	$23,996,356

Class E
Sales	132,902	$5,706,657	455,494	$10,449,663
Shares issued through acquisition	601,252	10,479,817	0	0
Reinvestments	8,682	146,900	4,934	124,635
Redemptions	(261,917)	(4,319,477)	(522,459)	(11,920,984)

Net increase (decrease)	480,919	$12,013,897	(62,031)	$(1,346,686)

Increase derived from capital share transactions		$338,116,179		$(27,774,462)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.91		$26.74	$22.57	$21.70	$20.37	$18.72

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.10 (a)	0.09 (a)	0.06	0.04	0.08
Net realized and unrealized gain (loss) of investments	1.63		(9.83)	4.13	0.84	1.37	1.57

Total from investment operations	1.68		(9.73)	4.22	0.90	1.41	1.65

Less Distributions
Distributions from net investment income	(0.13)		(0.10)	(0.05)	(0.03)	(0.08)	0.00

Total distributions	(0.13)		(0.10)	(0.05)	(0.03)	(0.08)	0.00

Net Asset Value, End of Period	$18.46		$16.91	$26.74	$22.57	$21.70	$20.37

Total Return (%)	9.98	(b)	(36.51)	18.72	4.13	7.00	8.81
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)	0.78	0.79	0.81	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	(c)	0.76	0.76	0.76	0.76	0.76
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.83	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.64	(c)	0.44	0.37	0.24	0.15	0.39
Portfolio turnover rate (%)	103	(c)	74	99	104	76	190
Net assets, end of period (in millions)	$540.60		$209.25	$390.69	$401.40	$468.53	$510.77

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$16.61		$26.28	$22.19		$21.36	$20.04	$18.46

Income (Loss) From Investment Operations
Net investment income (loss)	0.03	(a)	0.05 (a)	0.03	(a)	0.00	(0.03)	0.07
Net realized and unrealized gain (loss) of investments	1.60		(9.68)	4.06		0.83	1.38	1.51

Total from investment operations	1.63		(9.63)	4.09		0.83	1.35	1.58

Less Distributions
Distributions from net investment income	(0.06)		(0.04)	0.00		0.00	(0.03)	0.00

Total distributions	(0.06)		(0.04)	0.00		0.00	(0.03)	0.00

Net Asset Value, End of Period	$18.18		$16.61	$26.28		$22.19	$21.36	$20.04

Total Return (%)	9.86	(b)	(36.69)	18.43		3.89	6.75	8.56
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	(c)	1.03	1.04		1.06	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	(c)	1.01	1.01		1.01	1.01	1.01
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.08	(c)	N/A	N/A		N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.35	(c)	0.22	0.12		0.00	(0.10)	0.59
Portfolio turnover rate (%)	103	(c)	74	99		104	76	190
Net assets, end of period (in millions)	$86.93		$63.61	$71.84		$43.33	$36.80	$28.82

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.75		$26.50	$22.37	$21.51	$20.19	$18.59

Income (Loss) From Investment Operations
Net investment income	0.04	(a)	0.07 (a)	0.05 (a)	0.02	0.00	0.06
Net realized and unrealized gain (loss) of investments	1.62		(9.75)	4.10	0.84	1.38	1.54

Total from investment operations	1.66		(9.68)	4.15	0.86	1.38	1.60

Less Distributions
Distributions from net investment income	(0.09)		(0.07)	(0.02)	0.00	(0.06)	0.00

Total distributions	(0.09)		(0.07)	(0.02)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$18.32		$16.75	$26.50	$22.37	$21.51	$20.19

Total Return (%)	9.92	(b)	(36.63)	18.54	4.00	6.85	8.61
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	(c)	0.93	0.94	0.96	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.91	0.91	0.91	0.91	0.91
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.98	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.46	(c)	0.30	0.22	0.09	0.00	0.29
Portfolio turnover rate (%)	103	(c)	74	99	104	76	190
Net assets, end of period (in millions)	$42.28		$30.60	$50.05	$43.65	$45.16	$47.25

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/10	Expiring 12/31/16	Total
$110,044,174	$13,790,425	$123,834,599

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$1,672,332	$830,576	$—	$—	$—	$—	$1,672,332	$830,576

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,425,417	$—	$(81,781,517)	$(123,834,599)	$(204,190,699)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(16,311,450)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$541,442,965	$0	$204,811,203

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,485,987	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	300 million and less than $1 billion

Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	ACQUISITIONS:

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of both the Met/AIM Capital Appreciation Portfolio of the Met Investors Series Trust (the “MIST AIM Portfolio”) and the FI Large Cap Portfolio of the Fund (the “MSF FI Portfolio) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST AIM Portfolio and MSF FI Portfolio shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of: 17,880,744 Class A shares of the Portfolio for 13,737,747 Class A shares of the MIST AIM Portfolio and 26,825,345 Class A shares of the MSF FI Portfolio; 408,724 Class B shares of the Portfolio for 845,253 Class B shares of the MSF FI Portfolio; and 601,252 Class E shares of the Portfolio for 1,476,663 Class E shares of the MIST AIM Portfolio and 136,131 Class E shares of the MSF FI Portfolio.

The aggregate net assets of the Portfolio, MIST AIM Portfolio and MSF FI Portfolio immediately before the acquisition were $311,462,750, $97,412,088 and $234,124,524, respectively. The aggregate net assets immediately after the acquisition were $642,999,362, which includes $15,676,064 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $346,964,472.

8.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.37%, 0.25%, 0.29%; respectively, compared to its benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index1, which returned 0.10%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the federal funds rate at 0.00% to 0.25% during the six-month period. The committee stated that the pace of economic contraction is slowing, but also noted that economic conditions were likely to necessitate an “exceptionally low” level of rates for an “extended period.” The FOMC also declared that it is monitoring the size and composition of its balance sheet and will adjust the timing and amounts of its purchases of securities as conditions warrant.

The balance in the Commercial Paper Funding Facility (CPFF) declined to approximately $121 billion toward the end of the period from a peak of about $350 billion in January. In early May, Standard and Poor’s (S&P) placed the ratings of various banks on credit watch, with negative implications. In response, investors proactively sold asset-backed commercial paper sponsored by some of these entities to the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility (AMLF) due to the possible placement of such securities on negative credit watch. A negative credit watch would render such obligations ineligible for the AMLF. S&P later affirmed the ratings of such sponsors. As a result of the earlier selling, the balance in the AMLF stood at less than $16 billion at the end of June, well below its peak of around $152 billion in October 2008.

Late in the period, the Federal Reserve extended the expiration date of the AMLF until February 1, 2010, but enacted changes that preclude money funds from using this facility except during periods of “material outflows” (defined as net redemptions in excess of 5% of assets during one day or 10% of assets during five business days). The CPFF was also extended until February 1, 2010, while the Money Market Investor Funding Facility (which has not been utilized to date) will expire as originally scheduled on October 30, 2009.

Settings across the London Interbank Offered Rate (LIBOR) curve fell as much as 83 basis points relative to the end of 2008. Indeed, the 3-month LIBOR setting breached its all-time low of 1.00% in early May, and stood at 0.60% at the end of June. The slope of the LIBOR curve was a positive 130 basis points at the end of June, down from 156 basis points at the end of 2008. At the same time, the 3-month LIBOR-OIS spread declined to 38 basis points at the end of June from 122 basis points at the beginning of 2009. Recent readings for this measure are near levels not observed since February 2008.

PORTFOLIO REVIEW/CURRENT POSITIONING

A laddered portfolio structure was maintained throughout the six-month period. Available monies were primarily deployed in commercial paper and certificates of deposit due in approximately one to three months. In an effort to add incremental yield, additional monies were invested in similar obligations due in approximately 120 to 180 days. Investments purchased during the six-month period traded in a wide range of about 0.25% to 1.66%. Variable rate agency, bank and corporate obligations based on the 1-month and 3-month LIBOR indices were also purchased.

A substantial percentage of Portfolio assets continued to be maintained in US Treasury bills, securities due in 30 days or less, agency discount notes and asset-backed commercial paper (ABCP) available for sale through the AMLF at amortized cost. We proactively sold the ABCP of certain sponsors through the AMLF due to the possible placement of such securities on negative credit watch by S&P.

At the end of the six-month period, the Portfolio continues to have a laddered structure, with a majority of assets invested in commercial paper and certificates of deposit due in approximately one to three months. Some additional investments are held in similar obligations due in approximately 120 to 180 days, as these investments offer a slightly higher yield.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date.

MSF-1

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Money Market—Class A(a)	Actual	0.38%	$1,000.00	$1,003.70	$1.89
	Hypothetical	0.38%	$1,000.00	$1,022.88	$1.91

BlackRock Money Market—Class B(a)	Actual	0.63%	$1,000.00	$1,002.50	$3.13
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

BlackRock Money Market—Class E(a)	Actual	0.53%	$1,000.00	$1,002.90	$2.63
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2009

Commercial Paper—59.8% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—19.8%
Antalis U.S. Funding Corp. 0.630%, 07/08/09	$20,000,000	$19,997,550
0.500%, 07/15/09	25,000,000	24,995,139
0.450%, 08/21/09	10,000,000	9,993,625
0.350%, 08/28/09	20,000,000	19,988,722
Atlantis One Funding Corp. 0.380%, 09/10/09	24,000,000	23,982,013
0.370%, 09/16/09	20,000,000	19,984,172
Charta, LLC 0.500%, 07/15/09	20,000,000	19,996,111
Ciesco, LLC 0.400%, 07/14/09	30,000,000	29,995,667
CRC Funding, LLC 0.500%, 07/13/09	42,000,000	41,993,000
0.350%, 08/11/09	40,000,000	39,984,056
Mont Blanc Capital Corp. 0.320%, 07/08/09	23,000,000	22,998,569
Scaldis Capital, LLC 0.600%, 08/03/09	30,000,000	29,983,500
0.700%, 08/04/09	25,000,000	24,983,472
0.600%, 08/07/09	15,000,000	14,990,750
Straight-A Funding, LLC 0.430%, 08/10/09	19,000,000	18,990,922
0.390%, 08/18/09	12,000,000	11,993,760
0.370%, 09/08/09	9,000,000	8,993,618
0.370%, 09/10/09	14,700,000	14,689,273
0.370%, 09/17/09	10,000,000	9,991,983
Variable Funding 0.250%, 07/20/09	22,050,000	22,047,091
0.300%, 08/31/09	25,500,000	25,487,037

		456,060,030

Asset Backed—Other—3.0%
Cancara Asset Securitisation, LLC 0.350%, 07/08/09	10,000,000	9,999,319
Solitaire Funding, LLC 0.380%, 07/06/09	8,961,000	8,960,527
0.350%, 07/15/09	35,000,000	34,995,236
0.470%, 08/21/09	15,000,000	14,990,013

		68,945,095

Chemicals—3.2%
BASF AG 0.380%, 08/03/09	45,000,000	44,984,325
0.360%, 08/04/09	30,000,000	29,989,800

		74,974,125

Commercial Banks—8.8%
ING U.S. Funding, LLC 0.420%, 07/15/09	22,000,000	21,996,407
0.640%, 07/27/09	30,000,000	29,986,133
0.400%, 09/04/09	20,000,000	19,985,556
0.420%, 09/08/09	20,000,000	19,983,900
San Paolo IMI U.S. Financial Co. 0.800%, 07/02/09	20,000,000	19,999,555

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
1.100%, 07/15/09	$22,000,000	$21,990,589
Societe Generale North America, Inc. 1.390%, 07/07/09	10,000,000	9,997,683
0.400%, 09/18/09	26,004,000	25,981,174
0.505%, 12/14/09	18,000,000	17,958,085
UBS Finance Delaware, LLC 0.965%, 08/11/09	15,000,000	14,983,515

		202,862,597

Diversified Financial Services—3.7%
CBA Finance (Delaware) 0.430%, 08/04/09	50,000,000	49,979,694
Nordea North America 0.960%, 07/27/09	20,000,000	19,986,133
Royal Bank of Scotland Group, Plc. 0.750%, 09/02/09	15,000,000	14,980,313

		84,946,140

Federal Agencies—5.2%
Federal Home Loan Bank 0.010%, 08/12/09	10,300,000	10,292,910
0.279%, 08/13/09 (a)	9,400,000	9,400,000
0.254%, 08/14/09 (a)	13,825,000	13,824,487
0.010%, 09/09/09	60,000,000	59,931,167
0.730%, 02/05/10 (a)	13,100,000	13,100,000
0.815%, 02/26/10 (a)	14,130,000	14,130,000

		120,678,564

U.S. Treasury—3.0%
U.S. Treasury Bills 0.010%, 08/06/09	14,200,000	14,194,462
0.010%, 08/13/09	12,000,000	11,993,622
0.010%, 08/27/09	10,500,000	10,491,845
0.010%, 09/03/09	10,000,000	9,994,311
0.010%, 07/01/10	22,000,000	21,878,768

		68,553,008

Yankee—13.1%
Banco Bilboa Vizcaya 1.000%, 11/13/09	30,000,000	29,887,500
Bank of Nova Scotia 0.330%, 07/01/09	37,482,000	37,482,000
Danske Corp. — GTD 0.870%, 07/15/09	10,000,000	9,996,617
0.700%, 07/16/09	7,000,000	6,997,958
0.640%, 07/17/09	20,000,000	19,994,311
0.590%, 07/24/09	26,397,000	26,387,050
1.100%, 10/16/09	15,000,000	14,950,958
0.740%, 11/05/09	20,000,000	19,947,789
0.540%, 12/30/09	10,000,000	9,972,700
DnB NOR Bank ASA 1.000%, 07/21/09	20,000,000	19,986,222
1.600%, 10/08/09	50,000,000	49,780,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2009

Commercial Paper—(Continued)

Security Description	Par Amount	Value*

Yankee—(Continued)
Lloyds TSB Bank, Plc. 1.000%, 07/23/09	$20,000,000	$19,987,778
Santander Cental Hispano Finance 1.650%, 08/03/09	13,000,000	12,980,338
Svenska Handelsbanken, Inc. 0.490%, 08/06/09	15,000,000	14,992,650
Westpac Banking Corp. 0.520%, 07/15/09	10,000,000	9,997,978

		303,341,849

Total Commercial Paper (Identified Cost $1,380,361,408)		1,380,361,408

Certificate of Deposit—38.3%

Commercial Banks—24.2%
Banco Bilbao Vizcaya Argentina (NY) 1.070%, 10/29/09 (a)	20,000,000	20,000,663
Banco Bilboa Vizcaya Argentaria 0.970%, 07/01/09 (a)	25,950,000	25,950,000
1.150%, 08/03/09(a)	30,000,000	30,000,273
BNP Paribas (NY) 1.170%, 07/08/09 (a)	4,000,000	4,000,000
0.330%, 07/20/09 (a)	20,000,000	20,000,000
0.830%, 11/05/09 (a)	25,000,000	25,000,000
0.650%, 11/20/09 (a)	12,000,000	12,000,000
0.550%, 12/04/09 (a)	15,000,000	15,000,000
0.500%, 12/18/09 (a)	15,000,000	15,000,000
Deutsche Bank (NY) 0.620%, 07/15/09 (a)	30,000,000	30,000,000
0.620%, 07/17/09	10,000,000	10,000,000
0.500%, 08/11/09 (a)	25,000,000	25,000,000
DnB NOR Bank ASA (NY) 0.670%, 12/10/09 (a)	14,000,000	14,000,000
Intesa San Paolo S.p.A. (NY) 0.900%, 08/31/09 (a)	15,000,000	15,000,000
0.520%, 12/29/09 (a)	30,000,000	30,000,000
Mizuho Corporate Bank, Ltd. NY) 0.650%, 08/06/09 (a)	15,150,000	15,150,000
Nordea Bank Finland, Plc. (NY) 0.325%, 07/20/09 (a)	25,000,000	25,000,066
Rabobank Nederland NV (NY) 0.700%, 07/13/09 (a)	20,000,000	20,000,000
0.850%, 08/03/09 (a) 0.400%, 10/13/09 (a)	20,000,000 14,000,000	20,000,000 14,000,000
1.016%, 05/04/10 (a)	28,000,000	28,000,000
0.608%, 06/25/10 (a)	15,000,000	15,000,000
Svenska Handelsbanken (NY) 0.620%, 11/30/09 (a)	15,000,000	15,000,316
0.570%, 12/14/09 (a)	15,000,000	15,000,690
Toronto Dominion Bank (NY) 0.440%, 09/15/09 (a)	15,000,000	15,000,157
UBS AG (Stamford) 1.240%, 07/01/09 (a)	41,000,000	41,000,000
1.180%, 07/15/09 (a)	10,000,000	10,000,000

Certificate of Deposit—(Continued)
Security Description	Par Amount	Value*

Commercial Banks—(Continued)
1.160%, 07/31/09 (a)	$25,000,000	$25,000,000
0.740%, 09/02/09 (a)	10,000,000	10,000,000

		559,102,165

Diversified Financial Services—11.2%
Bank of America Corp. 0.400%, 08/21/09 (a)	32,000,000	32,000,000
Barclays Bank, Plc. (NY) 0.725%, 08/07/09 (a)	25,000,000	25,000,000
Lloyds TSB Bank, Plc. (NY) 1.050%, 07/21/09 (a)	20,000,000	20,000,000
0.970%, 08/03/09 (a)	25,000,000	25,000,000
Royal Bank of Scotland, Plc. (CT) 1.220%, 07/22/09 (a)	25,000,000	25,000,146
0.630%, 09/18/09 (a)	20,000,000	20,000,438
0.630%, 09/30/09 (a)	25,000,000	25,000,000
Royal Bank of Scotland, Plc. (NY) 1.250%, 07/09/09 (a)	25,000,000	25,000,000
Societe Generale (NY) 1.050%, 07/13/09 (a)	10,000,000	10,000,000
0.800%, 11/06/09 (a)	20,000,000	20,000,000
State Street Bank & Trust Co. 0.610%, 07/27/09 (a)	30,000,000	30,000,000

		257,000,584

Personal Products—2.4%
Procter & Gamble International Fund 0.996%, 05/07/10 (a)	54,600,000	54,600,000

Yankee—0.5%
Nordea Bank AB (144A) 1.449%, 10/23/09 (a)	11,800,000	11,800,000

Total Certificate of Deposit (Identified Cost $882,502,749)		882,502,749

Medium Term Notes—3.1%

Commercial Banks—1.9%
Bank of Montreal (Chicago) 0.819%, 10/05/09 (a)	14,950,000	14,950,000
Chase Bank USA N.A. 0.520%, 07/15/09 (a)	16,500,000	16,500,000
HSBC USA, Inc. 1.559%, 10/15/09 (a)	2,740,000	2,740,000
Wachoiva Bank N.A. 1.586%, 08/04/09 (a)	9,400,000	9,399,498

		43,589,498

Diversified Financial Services—0.8%
ING USA Global Funding 1.080%, 09/18/09 (a)	4,440,000	4,440,000
Lloyds Banking Group, Plc. (144A) 1.286%, 08/07/09 (a)	12,700,000	12,700,000

		17,140,000

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2009

Medium Term Notes—(Continued)

Security Description	Par Amount	Value*

Yankee—0.4%
ING Bank NV (144A) 0.981%, 09/24/09 (a)	$10,000,000	$10,000,000

Total Medium Term Notes (Identified Cost $70,729,498)		70,729,498

Total Investments—101.2% (Identified Cost $2,333,593,655) (b)		2,333,593,655
Liabilities in excess of other assets		(27,698,245)

Net Assets—100%		$2,305,895,410

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $2,333,593,655.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $34,500,000, which is 1.5% of total net assets.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Certificate of Deposit
Commercial Banks	$—	$644,102,165	$—	$644,102,165
Diversified Financial Services	—	172,000,584	—	172,000,584
Personal Products	—	54,600,000	—	54,600,000
Yankee	—	11,800,000	—	11,800,000
Total Certificate of Deposit	—	882,502,749	—	882,502,749

Commercial Paper
Asset Backed	—	456,060,030	—	456,060,030
Asset Backed—Other	—	68,945,095	—	68,945,095
Chemicals	—	74,974,125	—	74,974,125
Commercial Banks	—	202,862,597	—	202,862,597
Diversified Financial Services	—	84,946,140	—	84,946,140
Federal Agencies	—	120,678,564	—	120,678,564
U.S. Treasury	—	68,553,008	—	68,553,008
Yankee	—	303,341,849	—	303,341,849
Total Commercial Paper	—	1,380,361,408	—	1,380,361,408

Medium Term Notes
Commercial Banks	—	43,589,498	—	43,589,498
Diversified Financial Services	—	17,140,000	—	17,140,000
Yankee	—	10,000,000	—	10,000,000
Total Medium Term Notes	—	70,729,498	—	70,729,498

Total Investments	$—	$2,333,593,655	$—	$2,333,593,655

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at amortized cost		$2,333,593,655
Cash		866
Receivable for:
Fund shares sold		1,558,513
Accrued interest		1,508,452
Foreign taxes		54
Prepaid expenses		175,180

Total Assets		2,336,836,720
Liabilities
Payable for:
Securities purchased	$21,878,768
Fund shares redeemed	7,968,500
Accrued expenses:
Management fees	590,305
Distribution & service fees	229,392
Deferred directors’ fees	24,265
Other expenses	250,080

Total Liabilities		30,941,310

Net Assets		$2,305,895,410

Net assets consists of:
Capital paid in		$2,305,862,202
Accumulated net realized gains		33,208

Net Assets		$2,305,895,410

Net Assets
Class A		$1,186,872,271
Class B		1,108,552,503
Class E		10,470,636

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		11,868,723
Class B (20,000,000)		11,085,525
Class E (5,000,000)		104,706

Net Asset Value and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Interest		$13,600,403

Expenses
Management fees	$3,728,529
Distribution & service fees—Class B	1,416,327
Distribution & service fees—Class E	8,722
Directors’ fees and expenses	15,850
Custodian	87,210
Audit and tax services	15,752
Legal	77,199
Printing	87,685
Insurance	387,754
Miscellaneous	128,489

Total expenses	5,953,517
Management fee waivers	(49,589)	5,903,928

Net Investment Income		7,696,475

Net Increase in Net Assets From Operations		$7,696,475

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$7,696,475	$51,958,671

Increase in net assets from operations	7,696,475	51,958,671

From Distributions to Shareholders
Net investment income
Class A	(4,780,088)	(33,329,415)
Class B	(2,879,674)	(18,318,986)
Class E	(36,713)	(310,270)

Total distributions	(7,696,475)	(51,958,671)

Increase (decrease) in net assets from capital share transactions	(32,665,870)	702,723,013

Total increase (decrease) in net assets	(32,665,870)	702,723,013

Net Assets
Beginning of the period	2,338,561,280	1,635,838,267

End of the period	$2,305,895,410	$2,338,561,280

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$(50,256)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	5,033,294	$503,329,456	7,968,963	$796,896,315
Reinvestments	46,658	4,665,771	334,466	33,446,586
Redemptions	(5,501,158)	(550,115,862)	(7,297,612)	(729,761,176)

Net increase (decrease)	(421,206)	$(42,120,635)	1,005,817	$100,581,725

Class B
Sales	3,842,404	$384,240,397	11,686,518	$1,168,651,866
Reinvestments	28,086	2,808,563	183,940	18,393,964
Redemptions	(3,756,763)	(375,676,294)	(5,860,942)	(586,094,144)

Net increase	113,727	$11,372,666	6,009,516	$600,951,686

Class E
Sales	19,791	$1,979,058	44,287	$4,428,652
Reinvestments	356	35,619	3,114	311,410
Redemptions	(39,326)	(3,932,578)	(35,505)	(3,550,460)

Net increase (decrease)	(19,179)	$(1,917,901)	11,896	$1,189,602

Increase (decrease) derived from capital share transactions		$(32,665,870)		$702,723,013

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.37		2.82	4.95	4.70	2.85	0.98

Total from investment operations	0.37		2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(0.37)		(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(0.37)		(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.37	(a)	2.85	5.07	4.80	2.89	0.99
Ratio of operating expenses to average net assets (%)	0.36	(b)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.36	(b)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.77	(b)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (in millions)	$1,186.87		$1,228.99	$1,128.41	$875.43	$429.02	$469.67

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.25		2.57	4.70	4.45	2.60	0.73

Total from investment operations	0.25		2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(0.25)		(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(0.25)		(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.25	(a)	2.60	4.80	4.54	2.63	0.73
Ratio of operating expenses to average net assets (%)	0.61	(b)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.61	(b)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.51	(b)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (in millions)	$1,108.55		$1,097.18	$496.23	$394.26	$273.05	$78.81

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.30		2.67	4.80	4.55	2.70	0.83

Total from investment operations	0.30		2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(0.30)		(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(0.30)		(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.29	(a)	2.70	4.91	4.65	2.74	0.83
Ratio of operating expenses to average net assets (%)	0.51	(b)	0.55	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.51	(b)	0.55	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.63	(b)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (in millions)	$10.47		$12.39	$11.20	$10.14	$8.57	$11.62

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryovers.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows.

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$51,958,671	$73,104,647	$—	$—	$—	$—	$51,958,671	$73,104,647

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$33,208	$—	$—	$—	$33,208

Dividends and Distributions to Shareholders:

The BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers		Based on Portfolios average daily net asset levels
$3,728,529	0.350 0.300 0.250	% % %	Of the first $1 billion Of the next $1 billion On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $	500 million
0.015%	Next $	500 million

A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio goes negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to Service and Distribution (“12b-1”) expenses. If the amount of the waiver exceeds the Class B 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary reimbursement waiver/expense may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2009, no 12b-1 expenses were waived.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

4.	U.S. TREASURY TEMPORARY GUARANTEE PROGRAM:

The Portfolio currently participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio falls below $99.50 and the Portfolio subsequently liquidates (a “Guarantee Event”). In the event that a Guarantee Event is triggered, a shareholder’s shares covered by the Program will be the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee is triggered. In this event and subject to the limitations of the Program, a policyholder who has remained invested in the Portfolio since September 19, 2008 would receive an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. As of June 30, 2009, assets available to the Program to support all participating money market funds do not exceed approximately $50 billion and the Program covers approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

On April 13, 2009, the BlackRock Money Market Portfolio elected to participate in the Program, which was extended until September 18, 2009. The U.S. Treasury Department does not have the authority to extend the Program beyond September 18, 2009. Any additional cost to participate in the extended Program may also be borne by the Portfolio.

5.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

6.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the BlackRock Strategic Value Portfolio returned -5.11%, -5.29%, and -5.26%, respectively, compared to its benchmark, the Russell 2000 Value Index1, which returned -5.17%.

MARKET ENVIRONMENT/CONDITIONS

After plummeting in January and February, US equities rallied sharply in March, April and May as investors cheered the fact that the rate of decline in economic growth was slowing and they began to shift their focus to expectations for improvement in the second half of the year. Narrowing credit spreads, easing fears of bank nationalization and early signs that the residential real estate market may be reaching a bottom also contributed to resurgence in equity market performance. Although the rally lost some steam in June on concerns that the sharp move in equity prices was overdone, broad market indices managed to close the six-month period in modestly positive territory. Small capitalization stocks underperformed their large cap counterparts, while growth significantly outpaced value across the market capitalization spectrum. The benchmark Russell 2000 Value Index jumped more than 50% from the market bottom on March 9 through early June, fueled largely by a sharp rally in stocks of the smallest capitalization and lowest-quality companies. However, the index finished the six-month period with a 5.2% loss as double-digit declines in January and February offset later gains.

PORTFOLIO REVIEW/CURRENT POSITIONING

Led by sharp declines among commercial banks, financial stocks significantly underperformed the broader market. Within the benchmark Russell 2000 Value Index, the financials sector tumbled 20%. Against this backdrop, solid stock selection and allocation decisions within the sector contributed to favorable relative performance for the Portfolio. PHH Corp., a top holding in the Portfolio, added the greatest value as shares surged following solid first-quarter earnings. Profit margins at the mortgage provider were bolstered by increased refinancing activity due to historically low mortgage rates. Elsewhere in the sector, an underweight among struggling commercial banks and stock selection within the capital markets and real estate investment trust (REIT) sub-sectors also added value. Despite early weakness, energy stocks finished the period in positive territory as commodity prices moved higher on expectations that an improving global economic environment would spur increased energy demand, particularly from China and other recovering emerging market countries. Allocation and stock selection, particularly among exploration & production names, drove favorable performance comparisons. Notable contributors included James River Coal and Whiting Petroleum. Positive stock selection also benefited performance comparisons in the materials sector. Metals processor and distributor Reliance Steel & Aluminum and diversified industrial company Walter Energy were among the standout individual performers.

Given their more defensive characteristics, consumer staples stocks outperformed in January and February, but underperformed later in the period as investor focus shifted toward higher-risk assets. In this environment, disappointing stock selection weighed on relative results. Key areas of weakness included food products producers and food & staples retailers. Conversely, information technology (IT) stocks significantly outperformed, generating a 25% gain within the Russell 2000 Value Index. Although the portfolio’s IT holdings produced solid absolute returns, they failed to keep pace with their benchmark counterparts. Relative weakness was most pronounced within the more volatile semiconductor-related areas. Consumer discretionary stocks also finished the period with strong gains as investors saw some signs of stabilization in retail sales and housing data. Although an overweight in the sector added value, these gains were overshadowed by the negative impact of weak stock selection, particularly among specialty retailers and media names.

During the six-month period, we increased the Portfolio’s healthcare exposure as we gained more confidence that excessive costs would limit the negative impact of reform initiatives proposed by the Obama administration. We also added to the more defensive utilities sector, but the Portfolio remains underweight relative to the Russell 2000 Value Index at period-end. In consumer discretionary, we established new positions in select apparel manufacturers and restaurants, where valuations became attractive as the market sold off early in the year. We also increased IT exposure, primarily among electronic equipment and communications equipment makers. Conversely, we reduced the allocation to financials, particularly among REITs and capital markets names. We also trimmed exposure in industrials, selling a position in homebuilder Lennox International and trimming select freight transportation providers that continue to be pressured by the weakening economy.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

At the close of the period, the Portfolio was overweight in consumer staples, healthcare and consumer discretionary, and underweight in financials, industrials, energy and utilities. While we have reduced the defensive posture of the Portfolio from the start of the year, we believe it is too soon to become overly aggressive in our positioning. Despite the sharp, largely sentiment-driven rally in equity prices in March and April, the economy continues to struggle, credit spreads remain wide by historical standards, unemployment is moving higher and we have yet to see material evidence of earnings improvement in the near term. These factors contributed to an overdue pullback in lower-quality stocks since mid-June. In this volatile environment, performance for the BlackRock Strategic Value Portfolio was in-line with the benchmark as relative strength in the financials, energy and materials sectors was offset by weakness in consumer staples, IT and consumer discretionary.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that generally have lower price-to-book ratios and lower forecasted growth values.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
BlackRock Strategic Value Portfolio
Class A	-5.11	-34.10	-5.80	—	3.27
Class B	-5.29	-34.31	-6.13	—	-1.11
Class E	-5.26	-34.20	-5.94	—	-0.97
Russell 2000 Value Index	-5.17	-25.24	-2.27	—	5.46

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
PHH Corp.	3.5
BJ’s Wholesale Club, Inc.	2.4
Sensient Technologies Corp.	2.3
Endurance Specialty Holdings, Ltd.	2.2
KBW, Inc.	2.0
SkillSoft, Plc. (ADR)	2.0
First Niagara Financial Group, Inc.	1.9
Aspen Insurance Holdings, Ltd.	1.9
The GEO Group, Inc.	1.9
The Brink’s Co.	1.8

Top Sectors

% of Total Market Value
Financials	29.6
Consumer Discretionary	13.9
Industrials	13.5
Information Technology	10.8
Health Care	9.0
Consumer Staples	7.7
Utilities	4.7
Materials	4.6
Cash & Cash Equivalents	4.2
Energy	2.0

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
BlackRock Strategic Value—Class A	Actual	0.93%	$1,000.00	$948.90	$4.49
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

BlackRock Strategic Value—Class B	Actual	1.18%	$1,000.00	$947.10	$5.70
	Hypothetical	1.18%	$1,000.00	$1,018.87	$5.91

BlackRock Strategic Value—Class E	Actual	1.08%	$1,000.00	$947.40	$5.21
	Hypothetical	1.08%	$1,000.00	$1,019.37	$5.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—95.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
BE Aerospace, Inc. (a)	215,500	$3,094,580
Orbital Sciences Corp. (a)	230,600	3,498,202

		6,592,782

Air Freight & Logistics—0.6%
HUB Group, Inc. (Class A) (a)	128,900	2,660,496

Auto Components—0.3%
Gentex Corp. (b)	121,400	1,408,240

Capital Markets—2.0%
KBW, Inc. (a)	300,918	8,654,402

Chemicals—2.9%
Sensient Technologies Corp.	424,948	9,591,076
Solutia, Inc. (a)	447,200	2,575,872

		12,166,948

Commercial Banks—9.3%
Associated Banc-Corp (b)	135,500	1,693,750
CVB Financial Corp.	553,000	3,301,410
Fulton Financial Corp.	735,300	3,830,913
Glacier Bancorp, Inc.	245,300	3,623,081
PacWest Bancorp	194,300	2,556,988
Prosperity Bancshares, Inc.	204,300	6,094,269
Sterling Bancshares, Inc.	892,300	5,648,259
TCF Financial Corp.	347,900	4,651,423
United Bankshares, Inc. (b)	174,665	3,412,954
Westamerica Bancorp	96,167	4,770,845

		39,583,892

Commercial Services & Supplies—5.5%
Corrections Corp. of America (a)	371,600	6,313,484
The Brink’s Co.	263,600	7,652,308
The GEO Group, Inc. (a)	425,900	7,913,222
Waste Connections, Inc. (a)	62,150	1,610,306

		23,489,320

Communications Equipment—2.4%
Arris Group, Inc. (a) (b)	486,900	5,920,704
Polycom, Inc. (a) (b)	210,600	4,268,862

		10,189,566

Computers & Peripherals—0.8%
NCR Corp. (a)	279,800	3,310,034

Construction & Engineering—0.8%
Pike Electric Corp. (a) (b)	265,700	3,201,685

Containers & Packaging—1.8%
Silgan Holdings, Inc. (b)	151,800	7,442,754

Diversified Consumer Services—1.5%
Brink’s Home Security Holdings, Inc. (a) (b)	141,900	4,017,189

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
K12, Inc. (a) (b)	102,700	$2,213,185

		6,230,374

Diversified Financial Services—3.5%
PHH Corp. (a) (b)	818,858	14,886,838

Electric Utilities—2.4%
Unisource Energy Corp. (b)	142,300	3,776,642
Westar Energy, Inc. (b)	345,000	6,475,650

		10,252,292

Electrical Equipment—0.5%
Regal-Beloit Corp. (b)	56,000	2,224,320

Electronic Equipment, Instruments & Components—2.0%
Anixter International, Inc. (a) (b)	131,500	4,943,085
Tech Data Corp. (a) (b)	107,000	3,499,970

		8,443,055

Energy Equipment & Services—0.9%
Oil States International, Inc. (a) (b)	160,300	3,880,863

Food & Staples Retailing—3.5%
BJ’s Wholesale Club, Inc. (a) (b)	317,400	10,229,801
Winn-Dixie Stores, Inc. (a)	359,500	4,508,130

		14,737,931

Food Products—2.8%
Del Monte Foods Co.	733,300	6,878,354
Sanderson Farms, Inc. (b)	31,800	1,431,000
TreeHouse Foods, Inc. (a) (b)	121,800	3,504,186

		11,813,540

Gas Utilities—0.8%
New Jersey Resources Corp. (b)	95,800	3,548,432

Health Care Equipment & Supplies—1.7%
Symmetry Medical, Inc. (a)	147,086	1,370,842
Teleflex, Inc.	50,600	2,268,398
The Cooper Cos., Inc. (b)	136,400	3,373,172

		7,012,412

Health Care Providers & Services—4.7%
Health Net, Inc. (a)	145,700	2,265,635
Healthsouth Corp. (a) (b)	177,900	2,568,876
Magellan Health Services, Inc. (a) (b)	129,010	4,234,108
Mednax, Inc. (a) (b)	108,400	4,566,892
Psychiatric Solutions, Inc. (a)	194,300	4,418,382
Sun Healthcare Group, Inc. (a)	234,378	1,978,151

		20,032,044

Hotels, Restaurants & Leisure—3.7%
Bally Technologies, Inc. (a) (b)	200,400	5,995,968
Cracker Barrel Old Country Store, Inc.	140,200	3,911,580

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Jack in the Box, Inc. (a) (b)	85,200	$1,912,740
Scientific Games Corp. (a) (b)	125,000	1,971,250
WMS Industries, Inc. (b)	60,400	1,903,204

		15,694,742

Household Durables—2.2%
Jarden Corp. (a) (b)	308,120	5,777,250
Snap-On, Inc.	125,100	3,595,374

		9,372,624

Insurance—7.5%
Aspen Insurance Holdings, Ltd.	356,300	7,959,742
Endurance Specialty Holdings, Ltd.	312,600	9,159,180
Navigators Group, Inc. (a)	70,904	3,150,265
Platinum Underwriters Holdings, Ltd.	152,707	4,365,893
The Hanover Insurance Group, Inc.	190,742	7,269,177

		31,904,257

Internet Software & Services—2.0%
SkillSoft, Plc. (ADR) (a)	1,082,905	8,446,659

Life Sciences Tools & Services—2.6%
Charles River Laboratories International, Inc. (a)	160,100	5,403,375
PerkinElmer, Inc.	321,100	5,587,140

		10,990,515

Machinery—2.3%
Actuant Corp. (b)	434,438	5,300,144
Kennametal, Inc.	225,506	4,325,205

		9,625,349

Marine—0.9%
Kirby Corp. (a) (b)	115,752	3,679,756

Media—1.0%
Arbitron, Inc.	273,448	4,345,089

Multi-Utilities—1.4%
Avista Corp.	142,500	2,537,925
NorthWestern Corp.	152,300	3,466,348

		6,004,273

Oil, Gas & Consumable Fuels—1.1%
Goodrich Petroleum Corp. (a) (b)	96,900	2,382,771
Whiting Petroleum Corp. (a) (b)	58,200	2,046,312

		4,429,083

Personal Products—1.4%
Alberto-Culver Co.	72,200	1,836,046
Chattem, Inc. (a)	60,468	4,117,871

		5,953,917

Security Description	Shares	Value*

Professional Services—0.3%
Huron Consulting Group, Inc. (a) (b)	23,800	$1,100,274

Real Estate Investment Trusts—4.7%
Chimera Investment Corp.	2,042,100	7,126,929
Mack-Cali Realty Corp.	37,800	861,840
MFA Mortgage Investments, Inc.	841,900	5,825,948
Redwood Trust, Inc.	222,900	3,290,004
U-Store-It Trust	592,005	2,900,824

		20,005,545

Road & Rail—1.0%
Genesee & Wyoming, Inc. (a) (b)	163,652	4,338,415

Semiconductors & Semiconductor Equipment—2.1%
Fairchild Semiconductor International, Inc. (a)	649,700	4,541,403
Varian Semiconductor Equipment Associates, Inc. (a) (b)	175,700	4,215,043

		8,756,446

Software—1.6%
Novell, Inc. (a)	375,500	1,701,015
Progress Software Corp. (a)	105,500	2,233,435
TIBCO Software, Inc. (a) (b)	382,500	2,742,525

		6,676,975

Specialty Retail—1.3%
Collective Brands, Inc. (a) (b)	210,400	3,065,528
RadioShack Corp.	182,600	2,549,096

		5,614,624

Textiles, Apparel & Luxury Goods—3.8%
Fossil, Inc. (a) (b)	144,300	3,474,744
Hanesbrands, Inc. (a) (b)	306,500	4,600,565
Iconix Brand Group, Inc. (a) (b)	357,700	5,501,426
Maidenform Brands, Inc. (a)	218,207	2,502,834

		16,079,569

Thrifts & Mortgage Finance—2.5%
Astoria Financial Corp.	274,570	2,355,811
First Niagara Financial Group, Inc.	714,300	8,157,306

		10,513,117

Total Common Stock (Identified Cost $397,506,601)		405,293,449

Short Term Investments—20.9%

Mutual Funds—17.3%
State Street Navigator Securities Lending Prime Portfolio (c)	73,170,263	73,170,263

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—3.6%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $15,387,004 on 07/01/09, collateralized by $15,220,000 Federal Home Loan Mortgage Corp. 2.875% due 11/23/10 with a value of $15,695,625.	$15,387,000	$15,387,000

Total Short Term Investments (Identified Cost $88,557,263)		88,557,263

Total Investments—116.6% (Identified Cost $486,063,864) (d)		493,850,712
Liabilities in excess of other assets		(70,167,646)

Net Assets—100%		$423,683,066

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $70,984,639 and the collateral received consisted of cash in the amount of $73,170,263. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $486,063,864 and the composition of unrealized appreciation and depreciation of investment securities was $29,186,061 and $(21,399,213), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$6,592,782	$—	$—	$6,592,782
Air Freight & Logistics	2,660,496	—	—	2,660,496
Auto Components	1,408,240	—	—	1,408,240
Capital Markets	8,654,402	—	—	8,654,402
Chemicals	12,166,948	—	—	12,166,948
Commercial Banks	39,583,892	—	—	39,583,892
Commercial Services & Supplies	23,489,320	—	—	23,489,320
Communications Equipment	10,189,566	—	—	10,189,566
Computers & Peripherals	3,310,034	—	—	3,310,034
Construction & Engineering	3,201,685	—	—	3,201,685
Containers & Packaging	7,442,754	—	—	7,442,754
Diversified Consumer Services	6,230,374	—	—	6,230,374
Diversified Financial Services	14,886,838	—	—	14,886,838
Electric Utilities	10,252,292	—	—	10,252,292
Electrical Equipment	2,224,320	—	—	2,224,320
Electronic Equipment, Instruments & Components	8,443,055	—	—	8,443,055
Energy Equipment & Services	3,880,863	—	—	3,880,863
Food & Staples Retailing	14,737,931	—	—	14,737,931
Food Products	11,813,540	—	—	11,813,540
Gas Utilities	3,548,432	—	—	3,548,432
Health Care Equipment & Supplies	7,012,412	—	—	7,012,412
Health Care Providers & Services	20,032,044	—	—	20,032,044
Hotels, Restaurants & Leisure	15,694,742	—	—	15,694,742
Household Durables	9,372,624	—	—	9,372,624
Insurance	31,904,257	—	—	31,904,257
Internet Software & Services	8,446,659	—	—	8,446,659
Life Sciences Tools & Services	10,990,515	—	—	10,990,515
Machinery	9,625,349	—	—	9,625,349
Marine	3,679,756	—	—	3,679,756
Media	4,345,089	—	—	4,345,089
Multi-Utilities	6,004,273	—	—	6,004,273
Oil, Gas & Consumable Fuels	4,429,083	—	—	4,429,083
Personal Products	5,953,917	—	—	5,953,917
Professional Services	1,100,274	—	—	1,100,274
Real Estate Investment Trusts	20,005,545	—	—	20,005,545
Road & Rail	4,338,415	—	—	4,338,415
Semiconductors & Semiconductor Equipment	8,756,446	—	—	8,756,446
Software	6,676,975	—	—	6,676,975
Specialty Retail	5,614,624	—	—	5,614,624
Textiles, Apparel & Luxury Goods	16,079,569	—	—	16,079,569
Thrifts & Mortgage Finance	10,513,117	—	—	10,513,117
Total Common Stock	405,293,449	—	—	405,293,449

Short Term Investments
Mutual Funds	73,170,263	—	—	73,170,263
Repurchase Agreement	—	15,387,000	—	15,387,000
Total Short Term Investments	73,170,263	15,387,000	—	88,557,263

Total Investments	$478,463,712	$15,387,000	$—	$493,850,712

MSF-8

The accompanying notes are an integral part of the financial statements.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$493,850,712
Cash		142
Receivable for:
Securities sold		4,378,527
Fund shares sold		960,994
Accrued interest and dividends		490,390

Total Assets		499,680,765
Liabilities
Payable for:
Securities purchased	$2,260,629
Fund shares redeemed	113,550
Collateral for securities loaned	73,170,263
Accrued expenses:
Management fees	298,809
Distribution & service fees	31,076
Deferred directors’ fees	2,421
Other expenses	120,951

Total Liabilities		75,997,699

Net Assets		$423,683,066

Net assets consists of:
Capital paid in		$782,385,683
Undistributed net investment income		1,083,355
Accumulated net realized losses		(367,572,820)
Unrealized appreciation on investments		7,786,848

Net Assets		$423,683,066

Net Assets
Class A		$235,969,543
Class B		93,087,276
Class E		94,626,247

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,698,302
Class B (20,000,000)		11,872,758
Class E (25,000,000)		12,025,674

Net Asset Value and Redemption Price Per Share
Class A		$7.95
Class B		7.84
Class E		7.87

(a) Identified cost of investments		$486,063,864
(b) Includes cash collateral for securities loaned of		73,170,263

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$3,306,809
Interest		273,551 (a)

		3,580,360
Expenses
Management fees	$1,718,810
Distribution & service fees—Class B	108,915
Distribution & service fees—Class E	68,086
Directors’ fees and expenses	15,769
Custodian	27,676
Audit and tax services	15,752
Legal	6,680
Printing	96,173
Insurance	4,174
Miscellaneous	4,288

Total expenses	2,066,323
Less broker commission recapture	(155,325)	1,910,998

Net Investment Income		1,669,362

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(78,069,941)
Change in unrealized appreciation on:
Investments—net		51,098,842

Net loss		(26,971,099)

Net Decrease in Net Assets From Operations		$(25,301,737)

(a)	Includes income on securities loaned of $270,661.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$1,669,362	$4,807,192
Net realized loss	(78,069,941)	(273,233,979)
Change in unrealized appreciation (depreciation)	51,098,842	(38,833,396)

Decrease in net assets from operations	(25,301,737)	(307,260,183)

From Distributions to Shareholders
Net investment income
Class A	(2,768,104)	(2,161,034)
Class B	(774,408)	(303,929)
Class E	(915,730)	(563,452)

	(4,458,242)	(3,028,415)

Net realized gain
Class A	0	(39,211,797)
Class B	0	(13,589,956)
Class E	0	(16,032,765)

	0	(68,834,518)

Total distributions	(4,458,242)	(71,862,933)

Decrease in net assets from capital share transactions	(8,623,703)	(46,724,869)

Total decrease in net assets	(38,383,682)	(425,847,985)

Net Assets
Beginning of the period	462,066,748	887,914,733

End of the period	$423,683,066	$462,066,748

Undistributed Net Investment Income
End of the period	$1,083,355	$3,872,235

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,333,884	$9,919,249	2,144,593	$21,819,627
Reinvestments	362,317	2,768,104	3,192,348	41,372,831
Redemptions	(2,753,026)	(20,425,542)	(8,154,388)	(95,223,080)

Net decrease	(1,056,825)	$(7,738,189)	(2,817,447)	$(32,030,622)

Class B
Sales	767,880	$5,733,405	1,210,337	$13,142,441
Reinvestments	102,707	774,408	1,087,158	13,893,885
Redemptions	(569,024)	(4,127,787)	(2,172,732)	(26,217,724)

Net increase	301,563	$2,380,026	124,763	$818,602

Class E
Sales	490,219	$3,684,611	664,408	$6,925,316
Reinvestments	120,968	915,730	1,293,548	16,596,217
Redemptions	(1,070,115)	(7,865,881)	(3,290,097)	(39,034,382)

Net decrease	(458,928)	$(3,265,540)	(1,332,141)	$(15,512,849)

Decrease derived from capital share transactions		$(8,623,703)		$(46,724,869)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.48		$15.17	$17.74	$18.55	$19.17	$16.62

Income (Loss) From Investment Operations
Net investment income	0.03	(a)	0.09 (a)	0.10 (a)	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	(0.47)		(5.46)	(0.55)	2.84	0.57	2.55

Total from investment operations	(0.44)		(5.37)	(0.45)	2.92	0.65	2.55

Less Distributions
Distributions from net investment income	(0.09)		(0.07)	(0.05)	(0.06)	0.00	0.00
Distributions from net realized capital gains	0.00		(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(0.09)		(1.32)	(2.12)	(3.73)	(1.27)	0.00

Net Asset Value, End of Period	$7.95		$8.48	$15.17	$17.74	$18.55	$19.17

Total Return (%)	(5.11	)(b)	(38.40)	(3.45)	16.73	4.15	15.34
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(c)	0.89	0.88	0.89	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.86	(c)	0.85	0.85	0.85	0.84	0.87
Ratio of net investment income (loss) to average net assets (%)	0.92	(c)	0.79	0.62	0.48	0.42	(0.03)
Portfolio turnover rate (%)	268	(c)	184	121	141	175	33
Net assets, end of period (in millions)	$235.97		$260.77	$509.33	$609.88	$604.09	$666.80

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.35		$14.95	$17.51	$18.35	$19.02	$16.53

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.06 (a)	0.06 (a)	0.04	0.03	0.00
Net realized and unrealized gain (loss) of investments	(0.46)		(5.38)	(0.54)	2.81	0.57	2.49

Total from investment operations	(0.44)		(5.32)	(0.48)	2.85	0.60	2.49

Less Distributions
Distributions from net investment income	(0.07)		(0.03)	(0.01)	(0.02)	0.00	0.00
Distributions from net realized capital gains	0.00		(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(0.07)		(1.28)	(2.08)	(3.69)	(1.27)	0.00

Net Asset Value, End of Period	$7.84		$8.35	$14.95	$17.51	$18.35	$19.02

Total Return (%)	(5.29	)(b)	(38.55)	(3.69)	16.44	3.91	15.06
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	(c)	1.14	1.13	1.14	1.14	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	(c)	1.10	1.10	1.10	1.09	1.12
Ratio of net investment income (loss) to average net assets (%)	0.67	(c)	0.55	0.39	0.26	0.20	(0.09)
Portfolio turnover rate (%)	268	(c)	184	121	141	175	33
Net assets, end of period (in millions)	$93.09		$96.61	$171.14	$169.00	$116.85	$58.68

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.39		$15.01	$17.58	$18.41	$19.06	$16.55

Income (Loss) From Investment Operations
Net investment income (loss)	0.03	(a)	0.08 (a)	0.08 (a)	0.06	0.05	(0.02)
Net realized and unrealized gain (loss) of investments	(0.47)		(5.41)	(0.55)	2.82	0.57	2.53

Total from investment operations	(0.44)		(5.33)	(0.47)	2.88	0.62	2.51

Less Distributions
Distributions from net investment income	(0.08)		(0.04)	(0.03)	(0.04)	0.00	0.00
Distributions from net realized capital gains	0.00		(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(0.08)		(1.29)	(2.10)	(3.71)	(1.27)	0.00

Net Asset Value, End of Period	$7.87		$8.39	$15.01	$17.58	$18.41	$19.06

Total Return (%)	(5.26	)(b)	(38.50)	(3.58)	16.64	3.96	15.17
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	(c)	1.04	1.03	1.04	1.04	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	(c)	1.00	1.00	1.00	0.99	1.02
Ratio of net investment income (loss) to average net assets (%)	0.78	(c)	0.64	0.47	0.32	0.27	(0.16)
Portfolio turnover rate (%)	268	(c)	184	121	141	175	33
Net assets, end of period (in millions)	$94.63		$104.69	$207.44	$252.71	$253.53	$273.77

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $187,013,415 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$31,951,000	$75,634,272	$39,911,933	$44,500,409	$—	$—	$71,862,933	$120,134,681

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,872,234	$—	$(65,725,734)	$(187,013,415)	$(248,866,915)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(80,075,724)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$473,427,263	$0	$490,386,022

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,718,810	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Portfolio, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisors, LP

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 6.59%, 6.45%, and 6.53%, respectively, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 3.16%.

MARKET ENVIRONMENT/CONDITIONS

The sectors within the S&P 500 Index that turned in the strongest performance over the six-month period were information technology, materials, and consumer discretionary. The sectors that turned in the weakest performance over the six-month period were industrials, telecommunication services, and financials.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s investment in industrial companies was the most important contributor to relative performance. Where the Index’s industrial companies lost 6%, the Portfolio’s industrial companies gained 17%.

Information technology companies were the most important contributor to the Index, and they were also the most important contributor to the Portfolio. A lower relative average weighting in this strongly performing sector (10% versus 17% for the Index) was the most important detractor from relative performance. Texas Instruments, Microsoft, and Google were among the most important contributors to performance.

The Portfolio had more invested in financial companies than in any other sector and these companies made important contributions to both absolute and relative performance. The Portfolio’s financial companies out-performed the corresponding sector within the Index (up 3% versus down 3% for the Index). Julius Baer and American Express were among the most important contributors to performance while Wells Fargo was among the most important detractors from performance.

Health care companies also made important contributions to performance. The Portfolio’s health care companies outperformed the corresponding sector within the Index (11% versus roughly flat for the Index). Schering Plough and Express Scripts were among the most important contributors to performance.

Consumer staple companies detracted from performance. The Portfolio’s consumer staple companies underperformed the corresponding sector within the Index (down 4% versus down 2% for the Index). Costco, Philip Morris International, and Procter & Gamble were among the most important detractors from performance.

Individual companies making important contributions to performance included Canadian Natural Resources, an energy company, and Carmax, a consumer discretionary company. Individual companies detracting from performance included two energy companies, ConocoPhillips and Devon Energy, and two material companies, Vulcan Materials and Martin Marietta Materials.

The Portfolio held approximately 13% of assets in foreign stocks (including American Depositary Receipts) at June 30, 2009. As a whole these stocks outperformed the domestic stocks held by the Portfolio.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Davis Venture Value Portfolio
Class A	6.59	-26.82	-1.73	0.40	—
Class B	6.45	-27.03	-1.98	—	2.88
Class E	6.53	-26.94	-1.88	—	-0.50
S&P 500 Index	3.16	-26.21	-2.24	-2.22	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Berkshire Hathaway, Inc.	4.1
Wells Fargo & Co.	3.8
Costco Wholesale Corp.	3.2
JPMorgan Chase & Co.	3.1
Occidental Petroleum Corp.	3.0
The Bank of New York Mellon Corp.	2.9
Devon Energy Corp.	2.8
American Express Co.	2.7
EOG Resources, Inc.	2.6
Microsoft Corp.	2.3

Top Sectors

% of Equity Market Value
Financials	28.6
Energy	14.8
Consumer Staples	11.8
Information Technology	11.4
Consumer Discretionary	10.3
Health Care	10.1
Industrials	6.7
Materials	5.9
Utilities	0.4

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Davis Venture Value—Class A(a)	Actual	0.70%	$1,000.00	$1,065.90	$3.59
	Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

Davis Venture Value—Class B(a)	Actual	0.95%	$1,000.00	$1,064.50	$4.86
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

Davis Venture Value—Class E(a)	Actual	0.85%	$1,000.00	$1,065.30	$4.35
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—93.7% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
United Parcel Service, Inc. (Class B)	315,200	$15,756,848

Automobiles—0.6%
Harley-Davidson, Inc. (a)	1,103,970	17,895,354

Beverages—3.1%
Diageo, Plc. (ADR)	898,000	51,410,500
Heineken Holding NV (EUR)	967,466	30,760,986
The Coca-Cola Co.	311,920	14,969,041

		97,140,527

Capital Markets—5.4%
Ameriprise Financial, Inc.	597,996	14,513,363
Julius Baer Holding AG (CHF)	918,544	35,804,105
Morgan Stanley	134,596	3,837,332
State Street Corp.	100,260	4,732,272
The Bank of New York Mellon Corp.	3,115,964	91,328,905
The Goldman Sachs Group, Inc.	126,330	18,626,095

		168,842,072

Chemicals—0.8%
Monsanto Co.	225,421	16,757,797
Potash Corp. of Saskatchewan, Inc.	78,493	7,303,774

		24,061,571

Commercial Banks—3.8%
Wells Fargo & Co.	4,931,106	119,628,632

Commercial Services & Supplies—2.0%
Iron Mountain, Inc. (a) (b)	2,171,860	62,440,975

Communications Equipment—0.6%
Cisco Systems, Inc. (b)	971,100	18,101,304

Computers & Peripherals—1.5%
Hewlett-Packard Co.	1,238,570	47,870,730

Construction Materials—1.6%
Martin Marietta Materials, Inc. (a)	384,700	30,345,136
Vulcan Materials Co. (a)	493,450	21,267,695

		51,612,831

Consumer Finance—2.7%
American Express Co.	3,612,624	83,957,382

Containers & Packaging—1.7%
Sealed Air Corp.	2,912,200	53,730,090

Diversified Consumer Services—1.1%
H&R Block, Inc.	1,966,140	33,876,592

Diversified Financial Services—4.0%
Bank of America Corp.	287,291	3,792,241
JPMorgan Chase & Co.	2,883,287	98,348,920

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
Moody’s Corp.	940,100	$24,771,635

		126,912,796

Electrical Equipment—0.5%
ABB, Ltd. (ADR)	1,023,880	16,156,826

Electronic Equipment, Instruments & Components—1.5%
Agilent Technologies, Inc. (b)	1,441,670	29,280,318
Garmin, Ltd. (a)	181,500	4,323,330
Tyco Electronics, Ltd. (a)	640,462	11,906,188

		45,509,836

Energy Equipment & Services—0.8%
Transocean, Ltd. (b)	344,964	25,627,376

Food & Staples Retailing—5.1%
Costco Wholesale Corp.	2,152,800	98,382,960
CVS Caremark Corp.	1,884,691	60,065,102

		158,448,062

Food Products—0.3%
The Hershey Co. (a)	265,352	9,552,672

Health Care Equipment & Supplies—0.7%
Becton, Dickinson & Co.	325,909	23,240,571

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	572,300	17,483,765
Express Scripts, Inc. (b)	681,400	46,846,250
Laboratory Corp. of America Holdings (a) (b)	124,280	8,424,941
UnitedHealth Group, Inc.	1,742,930	43,538,392

		116,293,348

Household Durables—0.2%
Hunter Douglas NV (EUR) (a)	133,851	5,467,617

Household Products—1.6%
Procter & Gamble Co.	987,610	50,466,871

Independent Power Producers & Energy Traders—0.3%
The AES Corp. (b)	899,746	10,446,051

Industrial Conglomerates—0.6%
Tyco International, Ltd.	718,462	18,665,643

Insurance—10.0%
American International Group, Inc. (b)	1,819,375	2,110,475
Berkshire Hathaway, Inc. (Class A) (b)	1,315	118,350,000
Berkshire Hathaway, Inc. (Class B) (b)	3,146	9,109,966
Everest Re Group, Ltd.	69,600	4,981,272
Loews Corp.	2,530,844	69,345,126
Markel Corp. (b)	9,700	2,732,490
NIPPONKOA Insurance Co., Ltd. (JPY)	742,500	4,302,406
Principal Financial Group, Inc.	258,500	4,870,140
Sun Life Financial, Inc.	153,200	4,124,144

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The Progressive Corp. (b)	4,453,851	$67,297,689
Transatlantic Holdings, Inc.	619,446	26,840,595

		314,064,303

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (b)	171,960	14,386,174
Liberty Media Interactive (Series A) (b)	648,150	3,247,231

		17,633,405

Internet Software & Services—2.0%
eBay, Inc. (b)	260,700	4,465,791
Google, Inc. (Class A) (b)	138,748	58,494,769

		62,960,560

IT Services—0.2%
Visa, Inc. (a)	126,340	7,865,928

Machinery—0.2%
PACCAR, Inc. (a)	147,850	4,806,604

Marine—0.7%
China Shipping Development Co., Ltd. (HKD) (a)	6,842,000	8,729,122
Kuehne & Nagel International AG (CHF) (a)	183,099	14,369,365

		23,098,487

Media—4.8%
Comcast Corp. (Class A)	3,379,122	47,645,620
Grupo Televisa S.A. (ADR)	1,717,530	29,198,010
Lagardere S.C.A. (EUR) (a)	136,796	4,550,397
Liberty Media Entertainment (Series A) (b)	541,070	14,473,623
News Corp. (Class A)	3,559,600	32,427,956
The Walt Disney Co.	937,740	21,877,474

		150,173,080

Metals & Mining—0.6%
BHP Billiton, Plc. (GBP)	528,822	11,942,862
Rio Tinto, Plc. (GBP)	223,300	7,772,352

		19,715,214

Oil, Gas & Consumable Fuels—13.1%
Canadian Natural Resources, Ltd.	1,295,000	67,974,550
China Coal Energy Co. (H Shares) (HKD) (a)	14,471,900	17,499,912
ConocoPhillips	1,253,538	52,723,808
Devon Energy Corp.	1,625,976	88,615,692
EOG Resources, Inc.	1,215,200	82,536,384
Occidental Petroleum Corp.	1,428,300	93,996,423
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	14,700	7,472,880

		410,819,649

Paper & Forest Products—0.7%
Sino-Forest Corp. (CAD) (b)	2,112,670	22,533,208

Pharmaceuticals—5.0%
Johnson & Johnson	839,170	47,664,856

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Merck & Co., Inc.	1,027,981	$28,742,349
Pfizer, Inc.	1,738,100	26,071,500
Schering-Plough Corp.	2,164,200	54,364,704

		156,843,409

Professional Services—0.9%
Dun & Bradstreet Corp.	333,800	27,107,898

Real Estate Management & Development—0.9%
Brookfield Asset Management, Inc.	486,121	8,298,086
Hang Lung Group, Ltd. (HKD)	3,888,000	18,376,755

		26,674,841

Semiconductors & Semiconductor Equipment—2.1%
Texas Instruments, Inc.	3,022,903	64,387,834

Software—3.0%
Activision Blizzard, Inc. (b)	1,835,400	23,181,102
Microsoft Corp.	2,958,720	70,328,774

		93,509,876

Specialty Retail—2.3%
Bed Bath & Beyond, Inc. (a) (b)	1,402,200	43,117,650
Carmax, Inc. (a) (b)	1,648,720	24,236,184
Staples, Inc.	242,990	4,901,108

		72,254,942

Tobacco—1.0%
Philip Morris International, Inc.	690,793	30,132,391

Transportation Infrastructure—0.9%
China Merchants Holdings International Co., Ltd. (HKD) (a)	8,448,635	24,127,475
Cosco Pacific, Ltd. (HKD) (a)	4,661,900	5,213,898

		29,341,373

Total Common Stock (Identified Cost $3,160,251,997)		2,935,625,579

Fixed Income—1.0%
	Par Amount

Automobiles—0.7%
Harley-Davidson, Inc. 15.000%, 02/01/14	$19,000,000	20,014,543

Containers & Packaging—0.3%
Sealed Air Corp. (144A) 12.000%, 02/14/14	10,000,000	10,045,340

Total Fixed Income (Identified Cost $29,000,000)		30,059,883

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—Convertible—0.1%

Security Description	Par Amount	Value*

Paper & Forest Products—0.1%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	$5,844,000	$4,821,300

Total Fixed Income—Convertible (Identified Cost $5,844,000)		4,821,300

Rights—0.1%

	Shares

Metals & Mining—0.1%
Rio Tinto, Plc. (GBP) (b)	117,232	4,610,680

Total Rights (Identified Cost $4,788,728)		4,610,680

Short Term Investments—8.5%
Security Description	Shares/Par Amount	Value*

Commercial Paper—4.7%
San Paolo U.S. Financial 0.230%, 07/01/09	$41,530,000	$41,530,000
Societe Generale North America 0.100%, 07/01/09	41,130,000	41,130,000
Toyota Motor Credit Corp. 0.230%, 07/02/09	44,000,000	43,999,719
0.230%, 07/06/09	19,471,000	19,470,378

		146,130,097

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (c)	119,627,567	119,627,567

Total Short Term Investments (Identified Cost $265,757,664)		265,757,664

Total Investments—103.4% (Identified Cost $3,465,642,389) (d)		3,240,875,106
Liabilities in excess of other assets		(107,375,176)

Net Assets—100%		$3,133,499,930

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $115,883,566 and the collateral received consisted of cash in the amount of $119,627,566. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $3,441,009,248 and the composition of unrealized appreciation and depreciation of investment securities was $376,073,978 and $(576,208,120), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $14,866,640, which is 0.5% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$15,756,848	$—	$—	$15,756,848
Automobiles	17,895,354	—	—	17,895,354
Beverages	66,379,541	30,760,986	—	97,140,527
Capital Markets	133,037,967	35,804,105	—	168,842,072
Chemicals	24,061,571	—	—	24,061,571
Commercial Banks	119,628,632	—	—	119,628,632
Commercial Services & Supplies	62,440,975	—	—	62,440,975
Communications Equipment	18,101,304	—	—	18,101,304
Computers & Peripherals	47,870,730	—	—	47,870,730
Construction Materials	51,612,831	—	—	51,612,831
Consumer Finance	83,957,382	—	—	83,957,382
Containers & Packaging	53,730,090	—	—	53,730,090
Diversified Consumer Services	33,876,592	—	—	33,876,592
Diversified Financial Services	126,912,796	—	—	126,912,796
Electrical Equipment	16,156,826	—	—	16,156,826
Electronic Equipment, Instruments & Components	45,509,836	—	—	45,509,836
Energy Equipment & Services	25,627,376	—	—	25,627,376
Food & Staples Retailing	158,448,062	—	—	158,448,062
Food Products	9,552,672	—	—	9,552,672
Health Care Equipment & Supplies	23,240,571	—	—	23,240,571
Health Care Providers & Services	116,293,348	—	—	116,293,348
Household Durables	—	5,467,617	—	5,467,617
Household Products	50,466,871	—	—	50,466,871
Independent Power Producers & Energy Traders	10,446,051	—	—	10,446,051
Industrial Conglomerates	18,665,643	—	—	18,665,643
Insurance	309,761,897	4,302,406	—	314,064,303
Internet & Catalog Retail	17,633,405	—	—	17,633,405
Internet Software & Services	62,960,560	—	—	62,960,560
IT Services	7,865,928	—	—	7,865,928
Machinery	4,806,604	—	—	4,806,604
Marine	—	23,098,487	—	23,098,487
Media	145,622,683	4,550,397	—	150,173,080
Metals & Mining	—	19,715,214	—	19,715,214
Oil, Gas & Consumable Fuels	385,846,857	24,972,792	—	410,819,649
Paper & Forest Products	—	22,533,208	—	22,533,208
Pharmaceuticals	156,843,409	—	—	156,843,409
Professional Services	27,107,898	—	—	27,107,898
Real Estate Management & Development	8,298,086	18,376,755	—	26,674,841
Semiconductors & Semiconductor Equipment	64,387,834	—	—	64,387,834
Software	93,509,876	—	—	93,509,876
Specialty Retail	72,254,942	—	—	72,254,942
Tobacco	30,132,391	—	—	30,132,391
Transportation Infrastructure	—	29,341,373	—	29,341,373
Total Common Stock	2,716,702,239	218,923,340	—	2,935,625,579

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Description	Level 1	Level 2	Level 3	Total
Rights
Metals & Mining	$—	$4,610,680	$—	$4,610,680
Fixed Income
Automobiles	—	20,014,543	—	20,014,543
Containers & Packaging	—	10,045,340	—	10,045,340
Total Fixed Income	—	30,059,883	—	30,059,883

Fixed Income—Convertible
Paper & Forest Products	—	4,821,300	—	4,821,300
Short Term Investments
Commercial Paper	—	146,130,097	—	146,130,097
Mutual Funds	119,627,567	—	—	119,627,567
Total Short Term Investments	119,627,567	146,130,097	—	265,757,664

Total Investments	$2,836,329,806	$404,545,300	$—	$3,240,875,106

The accompanying notes are an integral part of the financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$3,240,875,106
Cash		230
Foreign cash at value (c)		688,813
Receivable for:
Securities sold		29,599,981
Fund shares sold		838,779
Accrued interest and dividends		4,135,893
Foreign taxes		174,358

Total Assets		3,276,313,160
Liabilities
Payable for:
Securities purchased	$19,974,554
Fund shares redeemed	888,723
Withholding taxes	50,199
Collateral for securities loaned	119,627,567
Accrued expenses:
Management fees	1,706,623
Distribution & service fees	169,359
Deferred directors’ fees	19,093
Other expenses	377,112

Total Liabilities		142,813,230

Net Assets		$3,133,499,930

Net assets consists of:
Capital paid in		$3,681,608,719
Undistributed net investment income		19,719,505
Accumulated net realized losses		(343,065,728)
Unrealized depreciation on investments and foreign currency		(224,762,566)

Net Assets		$3,133,499,930

Net Assets
Class A		$2,022,790,849
Class B		382,962,174
Class E		727,746,907

Capital Shares (Authorized) Outstanding
Class A (130,000,000)		88,917,813
Class B (30,000,000)		16,911,853
Class E (60,000,000)		32,114,991

Net Asset Value and Redemption Price Per Share
Class A		$22.75
Class B		22.64
Class E		22.66

(a) Identified cost of investments		$3,465,642,389
(b) Includes cash collateral for securities loaned of		119,627,567
(c) Identified cost of foreign cash		688,956

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$27,353,991	(a)
Interest		3,422,222	(b)

		30,776,213
Expenses
Management fees	$9,659,596
Distribution & service fees—Class B	413,552
Distribution & service fees—Class E	480,331
Directors’ fees and expenses	16,801
Custodian	136,832
Audit and tax services	15,752
Legal	48,613
Printing	326,996
Insurance	25,006
Miscellaneous	7,885

Total expenses	11,131,364
Less broker commission recapture	(111,387)
Management fee waivers	(287,920)	10,732,057

Net Investment Income		20,044,156

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(257,356,905)
Foreign currency transactions—net	(114,512)	(257,471,417)

Change in unrealized appreciation on:
Investments—net	438,444,697
Foreign currency transactions—net	15,033	438,459,730

Net gain		180,988,313

Net Increase in Net Assets From Operations		$201,032,469

(a)	Net of foreign taxes of $443,495.
(b)	Includes income on securities loaned of $1,371,187.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$20,044,156	$49,701,011
Net realized loss	(257,471,417)	(84,341,132)
Change in unrealized appreciation (depreciation)	438,459,730	(1,854,898,463)

Increase (decrease) in net assets from operations	201,032,469	(1,889,538,584)

From Distributions to Shareholders
Net investment income
Class A	(34,758,991)	(36,794,851)
Class B	(4,844,796)	(4,483,109)
Class E	(10,159,833)	(11,473,648)

	(49,763,620)	(52,751,608)

Net realized gain
Class A	0	(15,316,517)
Class B	0	(2,378,235)
Class E	0	(5,484,656)

	0	(23,179,408)

Total distributions	(49,763,620)	(75,931,016)

Increase in net assets from capital share transactions	39,151,624	34,283,279

Total increase (decrease) in net assets	190,420,473	(1,931,186,321)

Net Assets
Beginning of the period	2,943,079,457	4,874,265,778

End of the period	$3,133,499,930	$2,943,079,457

Undistributed Net Investment Income
End of the period	$19,719,505	$49,438,969

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	11,380,064	$233,799,562	18,631,514	$552,806,197
Reinvestments	1,708,059	34,758,991	1,506,109	52,111,368
Redemptions	(13,902,335)	(291,100,171)	(17,761,795)	(549,673,012)

Net increase (decrease)	(814,212)	$(22,541,618)	2,375,828	$55,244,553

Class B
Sales	1,907,119	$38,515,667	3,114,572	$93,633,234
Reinvestments	239,013	4,844,796	199,284	6,861,344
Redemptions	(605,825)	(12,088,531)	(1,515,098)	(44,723,797)

Net increase	1,540,307	$31,271,932	1,798,758	$55,770,781

Class E
Sales	2,832,950	$57,733,607	3,092,292	$87,889,735
Reinvestments	500,978	10,159,833	492,116	16,958,304
Redemptions	(1,855,193)	(37,472,130)	(6,038,218)	(181,580,094)

Net increase (decrease)	1,478,735	$30,421,310	(2,453,810)	$(76,732,055)

Increase derived from capital share transactions		$39,151,624		$34,283,279

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.72		$36.44	$35.12	$30.91	$28.23	$25.27

Income (Loss) From Investment Operations
Net investment income	0.15	(a)	0.39 (a)	0.46 (a)	0.32 (a)	0.25	0.15
Net realized and unrealized gain (loss) of investments	1.25		(14.52)	1.15	4.16	2.63	2.96

Total from investment operations	1.40		(14.13)	1.61	4.48	2.88	3.11

Less Distributions
Distributions from net investment income	(0.37)		(0.42)	(0.29)	(0.27)	(0.20)	(0.15)
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.37)		(0.59)	(0.29)	(0.27)	(0.20)	(0.15)

Net Asset Value, End of Period	$22.75		$21.72	$36.44	$35.12	$30.91	$28.23

Total Return (%)	6.59	(b)	(39.35)	4.58	14.58	10.30	12.37
Ratio of operating expenses to average net assets before expense reductions (%)	0.70	(c)	0.73	0.73	0.76	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	(c)	0.73	0.73	0.76	0.76	0.77
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.72	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.48	(c)	1.30	1.25	0.99	1.05	0.97
Portfolio turnover rate (%)	26	(c)	23	11	20	27	5
Net assets, end of period (in millions)	$2,022.79		$1,949.36	$3,183.46	$2,410.88	$1,759.49	$1,413.95

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.58		$36.20	$34.89	$30.71	$28.07	$25.18

Income (Loss) From Investment Operations
Net investment income	0.12	(a)	0.32 (a)	0.36 (a)	0.24 (a)	0.17	0.14
Net realized and unrealized gain (loss) of investments	1.24		(14.44)	1.16	4.14	2.62	2.86

Total from investment operations	1.36		(14.12)	1.52	4.38	2.79	3.00

Less Distributions
Distributions from net investment income	(0.30)		(0.33)	(0.21)	(0.20)	(0.15)	(0.11)
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.30)		(0.50)	(0.21)	(0.20)	(0.15)	(0.11)

Net Asset Value, End of Period	$22.64		$21.58	$36.20	$34.89	$30.71	$28.07

Total Return (%)	6.45	(b)	(39.52)	4.34	14.32	9.99	11.95
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(c)	0.98	0.98	1.01	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	(c)	0.98	0.98	1.01	1.01	1.02
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.97	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.22	(c)	1.06	1.00	0.74	0.77	0.92
Portfolio turnover rate (%)	26	(c)	23	11	20	27	5
Net assets, end of period (in millions)	$382.96		$331.67	$491.28	$388.74	$202.22	$56.30

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.61		$36.25	$34.94	$30.76	$28.09	$25.18

Income (Loss) From Investment Operations
Net investment income	0.14	(a)	0.34 (a)	0.40 (a)	0.27 (a)	0.27	0.23
Net realized and unrealized gain (loss) of investments	1.23		(14.45)	1.15	4.14	2.56	2.82

Total from investment operations	1.37		(14.11)	1.55	4.41	2.83	3.05

Less Distributions
Distributions from net investment income	(0.32)		(0.36)	(0.24)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	0.00		(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.32)		(0.53)	(0.24)	(0.23)	(0.16)	(0.14)

Net Asset Value, End of Period	$22.66		$21.61	$36.25	$34.94	$30.76	$28.09

Total Return (%)	6.53	(b)	(39.46)	4.43	14.40	10.14	12.14
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.88	0.88	0.91	0.91	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.88	0.88	0.91	0.91	0.92
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.87	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.32	(c)	1.14	1.11	0.84	0.88	0.85
Portfolio turnover rate (%)	26	(c)	23	11	20	27	5
Net assets, end of period (in millions)	$727.75		$662.05	$1,199.58	$1,297.48	$1,179.41	$1,189.12

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $85,412,099 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$52,798,573	$31,995,394	$23,132,443	$—	$—	$—	$75,931,016	$31,995,394

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$49,459,954	$—	$(639,607,975)	$(85,412,099)	$(675,560,120)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(23,796,533)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$413,479,678	$0	$347,441,028

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$9,659,596	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	Over $50 million and less than $500 million
0.100%	Next $500 million
0.050%	Next $2 billion
0.025%	Over $4.5 billion

Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the FI Mid Cap Opportunities Portfolio returned 9.94%, 9.85%, and 9.99%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 16.61%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of 2009, most major U.S. equity indexes posted positive returns. The first two months of the period saw major U.S. indexes decline sharply as the ongoing credit crisis and fears of a deepening and drawn-out global recession continued to drive investor sentiment. Consumer confidence reached an all-time low in February as rising unemployment and the deteriorating housing market weighed on the minds of consumers. During February, President Obama signed into law a $787 billion federal stimulus package aimed at reviving the economy by increasing federal spending and tax cuts. After a lackluster beginning to the year, the broad domestic equity market, as measured by the Standard & Poor’s (S&P) 500, rallied nearly 35% from its low during March. The Federal Reserve’s announcement that it would purchase an additional $750 billion in mortgage-backed securities and $300 billion in longer term Treasuries as well as its release of reassuring stress test results on several large U.S. banks helped drive the broad rally in the Financials sector. Consumer confidence rebounded significantly from its February low as investor sentiment improved amid signs that the recession may be easing. Major commodity prices were volatile during the period. Oil futures prices rose sharply to finish the period up 57%, while natural gas prices declined 32%. Corn futures finished the period down 10%. Silver gained 20% while Gold rose 5% during the period.

In this environment, all equity market cap ranges had positive absolute performance, though most value indexes did post negative absolute performance. Large-cap stocks fared relatively better than small-cap stocks but underperformed mid-cap stocks. Growth stocks significantly outperformed value stocks. Information Technology was the best performing sector, driven by strength in the Computers & Peripherals and Software industries. Industrials stocks were the worst performers during the period as investor concerns related to the global economic slowdown weighed on shares. For the period, the broad market, as measured by the S&P 500 Index, returned 3.16%, with four of its ten sectors posting positive returns. The S&P 500 Index underperformed the Russell Midcap Index by approximately 680 basis points and outperformed the small-cap Russell 2000 Index by about 50 basis points. The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by approximately 1,450 basis points, driven by the relative outperformance and higher weighting of the Information Technology sector in the Growth Index.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six-month period ending June 30, 2009, the Portfolio underperformed the Russell Midcap Growth Index. The Consumer Discretionary and Health Care sectors detracted the most from relative performance, while the Information Technology and Energy sectors contributed.

Within Consumer Discretionary, the overweights in tax preparation service provider H&R Block and postsecondary education provider Corinthian Colleges detracted from relative performance. H&R Block shares fell 24% as the company reported that it prepared fewer tax returns than it had in 2008. The company also announced that it would reorganize its tax and corporate structures in an effort to cut costs. Corinthian Colleges shares rose 5% but underperformed the Index as the company’s better-than-expected fiscal second-quarter earnings were offset by investors’ concerns that that the recent appointment of Robert Shireman as the new Deputy Under Secretary at the U.S. Department of Education could lead to unfavorable student lending restrictions for for-profit schools. Among Health Care holdings, the overweights in biotech company Sequenom and contract research provider ICON detracted from relative performance. Sequenom shares fell 72% during the period as the company disclosed that it would delay the launch of its Down syndrome test due to potential fraudulent handling of data by four of its employees. The company was downgraded by several Wall Street analysts following the announcement. ICON shares fell 17% as the company lowered its fiscal year 2009 guidance after forecasting flat to lower earnings growth. Among individual holdings, the overweight in solar power product designer and manufacturer Energy Conversion Devices was among the largest Portfolio detractors. Energy Conversion Devices shares fell 44% as the company cut its revenue guidance and slowed its expansion plans in response to the credit crunch and weather driven demand weakness.

Among Information Technology holdings, the overweight in network collocation and IT infrastructure services provider Equinix and data center operator Telecity Group contributed to performance. Equinix shares rose 36% as the company posted better-than-expected first-quarter earnings, driven largely by increased demand for its services from telecom carriers and content providers. Telecity shares rose 92% as the company announced first-quarter revenue ahead of expectations, attributing the rising demand for its data centers to increasing global internet usage. Within Energy, the overweights in oil and gas drilling equipment manufacturer and service provider Weatherford International and oil and gas drilling contractor Nabors Industries contributed to performance. Weatherford shares rose 90% during the period as investors reacted favorably to the company’s acquisition of Russian oil drilling company TNK-BP’s oil field services enterprises. Weatherford shares also moved higher after Goldman Sachs upgraded the stock, citing an expected rebound in commodity prices. Nabors shares rose 35% as the company reported better-than-expected first-quarter earnings, driven largely by strong results in its international segment. Among individual holdings, the overweights in point-of-care diagnostics company Inverness Medical Innovations and resort and casino operator Las Vegas Sands were the largest Portfolio contributors. Inverness shares rose 84% as the company reported better-than-expected first-quarter earnings, driven by incremental earnings derived from recently acquired businesses.

MSF-1

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

Rising flu test sales given the swine flu outbreak also helped pushed shares higher. Las Vegas Sands shares rose 88% in the Portfolio as the company reported better-than-expected first-quarter earnings, driven largely by cost savings initiatives and increased visits to the company’s Macau casinos.

At June 30, 2009, within Consumer Discretionary, we were overweight education companies including DeVry, Apollo Group, and ITT Educational Services. We believe these companies may benefit from increasing enrollments and rising student retention rates as a result of the difficult labor market. In Health Care, we favored biotechnology and we were overweight the Health Care Providers and Services industry as companies in this industry provide essential services and are less vulnerable to healthcare reform and reimbursement issues. Within Financials, we favored reinsurance companies because of their attractive valuations and improving fundamentals. We were also overweight the Diversified Financial Services industry, focusing on securities and derivatives exchange providers such as Interactive Brokers Group and CME Group as regulatory and legislative measures could lead to increased trading activity. The Portfolio has remained consistently underweight Information Technology and overweight the Wireless Telecommunication industry because of the growth potential. We continued to underweight Industrials companies as the global economic slowdown and deteriorating fundamentals have made names unattractive.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally higher price-to-book ratios and higher forecasted growth values.

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
FI Mid Cap Opportunities Portfolio
Class A	9.94	-47.08	-6.62	-6.17	—
Class B	9.85	-47.23	-6.87	—	-8.45
Class E	9.99	-47.14	-6.76	—	-7.25
Russell Midcap Growth Index	16.61	-30.33	-0.44	0.02	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Express Scripts, Inc.	5.3
SBA Communications Corp.	5.2
NII Holdings, Inc.	5.0
ITT Educational Services, Inc.	4.7
Apollo Group, Inc. (Class A)	4.2
Inverness Medical Innovations, Inc.	3.5
DeVry, Inc.	3.5
Interactive Brokers Group, Inc.	2.7
BMC Software, Inc.	2.5
Telecity Group, Plc.	2.4

Top Sectors

% of Total Market Value
Health Care	18.5
Consumer Discretionary	16.9
Financials	12.3
Telecommunication Services	11.9
Information Technology	11.5
Industrials	9.3
Consumer Staples	7.7
Materials	4.6
Energy	3.7
Utilities	1.0

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
FI Mid Cap Opportunities—Class A	Actual	0.80%	$1,000.00	$1,099.40	$4.16
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

FI Mid Cap Opportunities—Class B	Actual	1.05%	$1,000.00	$1,098.50	$5.46
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

FI Mid Cap Opportunities—Class E	Actual	0.95%	$1,000.00	$1,099.90	$4.95
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—97.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Precision Castparts Corp.	134,690	$9,836,411

Air Freight & Logistics—1.0%
Atlas Air Worldwide Holdings, Inc. (a)	196,516	4,557,206

Biotechnology—5.9%
CSL, Ltd. (AUD)	100,723	2,601,985
Grifols S.A. (EUR)	542,919	9,596,315
Myriad Genetics, Inc. (a)	121,030	4,314,719
Myriad Pharmaceuticals, Inc. (a)	63,910	297,182
Theravance, Inc. (a)(b)	768,121	11,245,291

		28,055,492

Capital Markets—1.6%
MF Global, Ltd. (a)	1,265,400	7,503,822

Chemicals—3.1%
FMC Corp.	74,250	3,512,025
The Mosaic Co.	112,710	4,993,053
The Scotts Miracle-Gro Co. (b)	185,120	6,488,456

		14,993,534

Commercial Banks—0.3%
SunTrust Banks, Inc.	85,340	1,403,843

Commercial Services & Supplies—1.0%
Copart, Inc. (a)	93,634	3,246,291
GeoEye, Inc. (a) (b)	68,980	1,625,169

		4,871,460

Communications Equipment—1.4%
Brocade Communications Systems, Inc. (a) (b)	840,140	6,569,895

Computers & Peripherals—1.3%
SanDisk Corp. (a)	232,881	3,421,022
Teradata Corp. (a)	123,440	2,892,199

		6,313,221

Construction & Engineering—1.0%
Aecom Technology Corp. (a)	37,900	1,212,800
Quanta Services, Inc. (a)	153,550	3,551,611

		4,764,411

Containers & Packaging—1.5%
Owens-Illinois, Inc. (a)	248,679	6,965,499

Diversified Consumer Services—15.0%
Apollo Group, Inc. (Class A) (a)	283,450	20,158,964
Corinthian Colleges, Inc. (a) (b)	503,456	8,523,510
DeVry, Inc.	332,988	16,662,720
H&R Block, Inc.	254,400	4,383,312
ITT Educational Services, Inc. (a) (b)	222,390	22,385,777

		72,114,283

Security Description	Shares	Value*

Diversified Financial Services—3.9%
CME Group, Inc.	15,040	$4,679,094
Interactive Brokers Group, Inc. (a)	834,502	12,959,816
PHH Corp.(a)	54,043	982,502

		18,621,412

Diversified Telecommunication Services—1.1%
Qwest Communications International, Inc. (b)	1,282,140	5,320,881

Electrical Equipment—0.9%
Energy Conversion Devices, Inc. (a) (b)	123,600	1,748,940
Yingli Green Energy Holding Co., Ltd. (ADR) (a) (b)	175,600	2,379,380

		4,128,320

Energy Equipment & Services—1.0%
Weatherford International, Ltd. (a)	237,700	4,649,412

Food Products—7.7%
Archer-Daniels-Midland Co.	263,310	7,048,809
ConAgra Foods, Inc.	277,670	5,292,390
Kellogg Co.	151,960	7,076,777
Sara Lee Corp.	737,080	7,193,901
The J. M. Smucker Co.	215,330	10,477,958

		37,089,835

Health Care Equipment & Supplies—3.5%
Inverness Medical Innovations, Inc. (a) (b)	473,950	16,863,141

Health Care Providers & Services—7.6%
Express Scripts, Inc. (a)	369,104	25,375,900
Medco Health Solutions, Inc. (a)	247,340	11,281,177

		36,657,077

Household Durables—0.2%
Mohawk Industries, Inc. (a) (b)	25,970	926,610

Independent Power Producers & Energy Traders—1.0%
NRG Energy, Inc. (a)	53,800	1,396,648
RRI Energy, Inc. (a)	717,690	3,595,627

		4,992,275

Industrial Conglomerates—1.0%
McDermott International, Inc. (a)	231,800	4,707,858

Insurance—6.6%
Allied World Assurance Co. Holdings, Ltd.	102,600	4,189,158
Aspen Insurance Holdings, Ltd.	166,200	3,712,908
Axis Capital Holdings, Ltd.	104,000	2,722,720
Everest Re Group, Ltd.	47,200	3,378,104
Lincoln National Corp.	35,971	619,061
PartnerRe, Ltd.	128,700	8,359,065
Platinum Underwriters Holdings, Ltd.	166,400	4,757,376
Validus Holdings, Ltd.	174,000	3,824,520

		31,562,912

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—1.0%
Expedia, Inc. (a)	329,924	$4,985,152

Internet Software & Services—5.3%
Equinix, Inc. (a) (b)	159,190	11,579,481
LogMeIn, Inc. (a)	10,350	165,600
Move, Inc. (a) (b)	720,126	1,555,472
Switch & Data Facilities Co., Inc. (a) (b)	38,087	446,761
Telecity Group, Plc. (GBP) (a)	2,372,160	11,630,490

		25,377,804

Leisure Equipment & Products—0.3%
Smith & Wesson Holding Corp. (a) (b)	232,154	1,318,635

Life Sciences Tools & Services—1.4%
AMAG Pharmaceuticals, Inc. (a) (b)	17,370	949,618
Bruker Corp. (a)	10,090	93,433
Covance, Inc. (a) (b)	26,610	1,309,212
Illumina, Inc. (a) (b)	118,040	4,596,478

		6,948,741

Machinery—1.2%
Titan International, Inc. (b)	792,458	5,919,661

Oil, Gas & Consumable Fuels—2.7%
Berry Petroleum Co. (b)	42,880	797,139
Brigham Exploration Co. (a)	688,970	2,404,505
EXCO Resources, Inc. (a)	272,290	3,517,987
Forest Oil Corp. (a) (b)	239,568	3,574,355
PetroHawk Energy Corp. (a)	124,570	2,777,911

		13,071,897

Professional Services—0.6%
IHS, Inc. (a) (b)	57,490	2,867,026

Software—3.6%
ArcSight, Inc. (a) (b)	174,950	3,108,862
Ariba, Inc. (a)	67,810	667,250
BMC Software, Inc. (a)	349,660	11,815,011
Electronic Arts, Inc. (a)	55,430	1,203,940
SolarWinds, Inc. (a)	18,570	306,219

		17,101,282

Security Description	Shares	Value*

Specialty Retail—0.4%
O’Reilly Automotive, Inc. (a) (b)	49,600	$1,888,768

Transportation Infrastructure—0.6%
Aegean Marine Petroleum Network, Inc. (b)	187,200	2,826,720

Wireless Telecommunication Services—10.8%
American Tower Corp. (Class A) (a)	88,669	2,795,734
NII Holdings, Inc. (a)	1,262,962	24,084,685
SBA Communications Corp. (a) (b)	1,014,112	24,886,308

		51,766,727

Total Common Stock (Identified Cost $442,009,340)		467,541,223

Short Term Investments—15.5%
	Shares/Par Amount

Mutual Funds—15.0%
State Street Navigator Securities Lending Prime Portfolio (c)	72,010,607	72,010,607

Repurchase Agreement—0.5%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $2,297,001 on 07/01/09, collateralized by $2,335,000 Federal National Mortgage Association 1.722% due 05/10/11 with a value of $2,346,675.	$2,297,000	$2,297,000

Total Short Term Investments (Identified Cost $74,307,607)		74,307,607

Total Investments 113.1% (Identified Cost $516,316,947) (d)		541,848,830
Liabilities in excess of other assets		(62,678,261)

Net Assets—100%		$479,170,569

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $71,398,717 and the collateral received consisted of cash in the amount of $72,010,607 and non-cash collateral with a value of $54,251. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $516,316,947 and the composition of unrealized appreciation and depreciation of investment securities was $41,954,158 and $(16,422,275), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$9,836,411	$—	$—	$9,836,411
Air Freight & Logistics	4,557,206	—	—	4,557,206
Biotechnology	15,857,192	12,198,300	—	28,055,492
Capital Markets	7,503,822	—	—	7,503,822
Chemicals	14,993,534	—	—	14,993,534
Commercial Banks	1,403,843	—	—	1,403,843
Commercial Services & Supplies	4,871,460	—	—	4,871,460
Communications Equipment	6,569,895	—	—	6,569,895
Computers & Peripherals	6,313,221	—	—	6,313,221
Construction & Engineering	4,764,411	—	—	4,764,411
Containers & Packaging	6,965,499	—	—	6,965,499
Diversified Consumer Services	72,114,283	—	—	72,114,283
Diversified Financial Services	18,621,412	—	—	18,621,412
Diversified Telecommunication Services	5,320,881	—	—	5,320,881
Electrical Equipment	4,128,320	—	—	4,128,320
Energy Equipment & Services	4,649,412	—	—	4,649,412
Food Products	37,089,835	—	—	37,089,835
Health Care Equipment & Supplies	16,863,141	—	—	16,863,141
Health Care Providers & Services	36,657,077	—	—	36,657,077
Household Durables	926,610	—	—	926,610
Independent Power Producers & Energy Traders	4,992,275	—	—	4,992,275
Industrial Conglomerates	4,707,858	—	—	4,707,858
Insurance	31,562,912	—	—	31,562,912
Internet & Catalog Retail	4,985,152	—	—	4,985,152
Internet Software & Services	13,747,314	11,630,490	—	25,377,804
Leisure Equipment & Products	1,318,635	—	—	1,318,635
Life Sciences Tools & Services	6,948,741	—	—	6,948,741
Machinery	5,919,661	—	—	5,919,661
Oil, Gas & Consumable Fuels	13,071,897	—	—	13,071,897
Professional Services	2,867,026	—	—	2,867,026
Software	17,101,282	—	—	17,101,282
Specialty Retail	1,888,768	—	—	1,888,768
Transportation Infrastructure	2,826,720	—	—	2,826,720
Wireless Telecommunication Services	51,766,727	—	—	51,766,727
Total Common Stock	443,712,433	23,828,790	—	467,541,223

Short Term Investments
Mutual Funds	72,010,607	—	—	72,010,607
Repurchase Agreement	—	2,297,000	—	2,297,000
Total Short Term Investments	72,010,607	2,297,000	—	74,307,607

Total Investments	$515,723,040	$26,125,790	$—	$541,848,830

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$541,848,830
Cash		499
Foreign cash at value (c)		33
Receivable for:
Securities sold		16,769,928
Fund shares sold		287,137
Accrued interest and dividends		130,838

Total Assets		559,037,265
Liabilities
Payable for:
Securities purchased	$7,254,338
Fund shares redeemed	136,856
Withholding taxes	352
Collateral for securities loaned	72,010,607
Accrued expenses:
Management fees	279,016
Distribution & service fees	11,935
Deferred directors’ fees	3,053
Other expenses	170,539

Total Liabilities		79,866,696

Net Assets		$479,170,569

Net assets consists of:
Capital paid in		$1,498,053,087
Undistributed net investment income		(631,613)
Accumulated net realized losses		(1,043,779,011)
Unrealized appreciation on investments and foreign currency		25,528,106

Net Assets		$479,170,569

Net Assets
Class A		$414,225,638
Class B		49,346,950
Class E		15,597,981

Capital Shares (Authorized) Outstanding
Class A (80,000,000)		40,683,253
Class B (10,000,000)		4,948,583
Class E (5,000,000)		1,547,900

Net Asset Value and Redemption Price Per Share
Class A		$10.18
Class B		9.97
Class E		10.08

(a) Identified cost of investments		$516,316,947
(b) Includes cash collateral for securities loaned of		72,010,607
(c) Identified cost of foreign cash		32

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$947,889	(a)
Interest		552,578	(b)

		1,500,467
Expenses
Management fees	$1,772,747
Distribution & service fees—Class B	53,533
Distribution & service fees—Class E	10,980
Directors’ fees and expenses	15,827
Custodian	56,036
Audit and tax services	15,752
Legal	8,964
Printing	134,531
Insurance	6,115
Miscellaneous	4,485

Total expenses	2,078,970
Less broker commission recapture	(45,771)	2,033,199

Net Investment Loss		(532,732)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(116,974,429)
Futures contracts—net	751,119
Foreign currency transactions—net	(6,162,949)	(122,386,259)

Change in unrealized appreciation on:
Investments—net	169,336,707
Foreign currency transactions—net	11,532	169,348,239

Net gain		46,961,980

Net Increase in Net Assets From Operations		$46,429,248

(a)	Net of foreign taxes of $39,922.
(b)	Includes income on securities loaned of $552,427.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income (loss)	$(532,732)	$1,246,756
Net realized loss	(122,386,259)	(419,201,598)
Change in unrealized appreciation (depreciation)	169,348,239	(203,756,556)

Increase (decrease) in net assets from operations	46,429,248	(621,711,398)

From Distributions to Shareholders
Net investment income
Class A	(8,030,431)	(3,481,342)
Class B	(580,423)	(67,510)
Class E	(210,153)	(62,144)

Total distributions	(8,821,007)	(3,610,996)

Decrease in net assets from capital share transactions	(83,233,276)	(31,910,033)

Total decrease in net assets	(45,625,035)	(657,232,427)

Net Assets
Beginning of the period	524,795,604	1,182,028,031

End of the period	$479,170,569	$524,795,604

Undistributed (Overdistributed) Net Investment Income
End of the period	$(631,613)	$8,722,126

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,730,376	$16,442,044	8,361,663	$113,359,995
Reinvestments	857,036	8,030,431	179,174	3,481,342
Redemptions	(11,830,903)	(113,056,632)	(8,892,500)	(148,780,277)

Net decrease	(9,243,491)	$(88,584,157)	(351,663)	$(31,938,940)

Class B
Sales	854,743	$7,891,789	1,284,189	$18,518,543
Reinvestments	63,227	580,423	3,549	67,510
Redemptions	(310,453)	(2,834,873)	(949,113)	(15,512,342)

Net increase	607,517	$5,637,339	338,625	$3,073,711

Class E
Sales	146,787	$1,361,025	224,387	$3,171,530
Reinvestments	22,670	210,153	3,233	62,144
Redemptions	(202,613)	(1,857,636)	(386,063)	(6,278,478)

Net decrease	(33,156)	$(286,458)	(158,443)	$(3,044,804)

Decrease derived from capital share transactions		$(83,233,276)		$(31,910,033)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$9.42		$21.14	$19.54	$17.47		$16.34	$14.01

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.03 (a)	0.01 (a)	0.01		0.02	0.08
Net realized and unrealized gain (loss) of investments	0.93		(11.68)	1.62	2.06		1.11	2.33

Total from investment operations	0.92		(11.65)	1.63	2.07		1.13	2.41

Less Distributions
Distributions from net investment income	(0.16)		(0.07)	(0.03)	(0.00	)(b)	0.00	(0.08)

Total distributions	(0.16)		(0.07)	(0.03)	(0.00)		0.00	(0.08)

Net Asset Value, End of Period	$10.18		$9.42	$21.14	$19.54		$17.47	$16.34

Total Return (%)	9.94	(c)	(55.28)	8.33	11.85		6.92	17.19
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(d)	0.75	0.73	0.75		0.75	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.79	(d)	0.74	0.73	0.73		0.68	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.19	)(d)	0.16	0.04	0.07		0.11	0.53
Portfolio turnover rate (%)	229	(d)	313	113	153		149	217
Net assets, end of period (in millions)	$414.23		$470.14	$1,063.02	$981.80		$924.60	$963.07

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$9.20		$20.66		$19.11		$17.13	$16.06	$13.79

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.01	)(a)	(0.04	)(a)	(0.02)	(0.01)	0.09
Net realized and unrealized gain (loss) of investments	0.92		(11.43)		1.59		2.00	1.08	2.23

Total from investment operations	0.90		(11.44)		1.55		1.98	1.07	2.32

Less Distributions
Distributions from net investment income	(0.13)		(0.02)		0.00		0.00	0.00	(0.05)

Total distributions	(0.13)		(0.02)		0.00		0.00	0.00	(0.05)

Net Asset Value, End of Period	$9.97		$9.20		$20.66		$19.11	$17.13	$16.06

Total Return (%)	9.85	(c)	(55.43)		8.11		11.56	6.66	16.83
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(d)	1.00		0.98		1.00	1.00	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (e)	1.04	(d)	0.99		0.98		0.98	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.42	)(d)	(0.09)		(0.21)		(0.18)	(0.13)	0.44
Portfolio turnover rate (%)	229	(d)	313		113		153	149	217
Net assets, end of period (in millions)	$49.35		$39.94		$82.68		$67.33	$47.70	$36.82

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$9.30		$20.89	$19.31		$17.29	$16.19	$13.90

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	) (a)	0.00 (a)	(0.02	)(a)	(0.02)	(0.01)	0.07
Net realized and unrealized gain (loss) of investments	0.94		(11.55)	1.60		2.04	1.11	2.28

Total from investment operations	0.92		(11.55)	1.58		2.02	1.10	2.35

Less Distributions
Distributions from net investment income	(0.14)		(0.04)	0.00		0.00	0.00	(0.06)

Total distributions	(0.14)		(0.04)	0.00		0.00	0.00	(0.06)

Net Asset Value, End of Period	$10.08		$9.30	$20.89		$19.31	$17.29	$16.19

Total Return (%)	9.99	(c)	(55.39)	8.18		11.68	6.73	16.98
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(d)	0.90	0.88		0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.94	(d)	0.89	0.88		0.88	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.32	)(d)	0.01	(0.12)		(0.08)	(0.04)	0.55
Portfolio turnover rate (%)	229	(d)	313	113		153	149	217
Net assets, end of period (in millions)	$15.60		$14.71	$36.34		$38.84	$38.19	$40.40

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income for the period were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $751,119 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$346,738,065	$16,477,953	$376,464,857	$33,105,061	$772,785,936

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$3,610,996	$1,402,145	$—	$—	$—	$—	$3,610,996	$1,402,145

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$8,721,229	$—	$(161,058,882)	$(772,785,936)	$(925,123,589)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(131,368,064)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$561,686,479	$0	$658,791,126

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,772,747	0.750%	Of the first $100 million
	0.700%	Of the next $400 million
	0.650%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30,2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned -0.11%, -0.28%, -0.17%, and -0.19%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -2.87%.

MARKET ENVIRONMENT/CONDITIONS

During the first six months of 2009, most major U.S. equity indexes posted positive returns. The first two months of the period saw major U.S. indexes decline sharply as the ongoing credit crisis and fears of a deepening and drawn-out global recession continued to drive investor sentiment. Consumer confidence reached an all-time low in February as rising unemployment and the deteriorating housing market weighed on the minds of consumers. During February, President Obama signed into law a $787 billion federal stimulus package aimed at reviving the economy by increasing federal spending and tax cuts. After a lackluster beginning to the year, the broad domestic equity market, as measured by the Standard & Poor’s (S&P) 500, rallied nearly 35% from its low during March. The Federal Reserve’s announcement that it would purchase an additional $750 billion in mortgage-backed securities and $300 billion in longer term Treasuries as well as its release of reassuring stress test results on several large U.S. banks helped drive the broad rally in the Financials sector. Consumer confidence rebounded significantly from its February low as investor sentiment improved amid signs that the recession may be easing. Major commodity prices were volatile during the period. Oil futures prices rose sharply to finish the period up 57%, while natural gas prices declined 32%. Corn futures finished the period down 10%. Silver gained 20% while Gold rose 5% during the period.

In this environment, all equity market cap ranges had positive absolute performance, though most value indices did post negative absolute performance. Large-cap stocks fared relatively better than small-cap stocks but underperformed mid-cap stocks. Growth stocks significantly outperformed value stocks. Information Technology was the best performing sector, driven by strength in the Computers & Peripherals and Software industries. Industrials stocks were the worst performers during the period as investor concerns related to the global economic slowdown weighed on shares. For the period, the broad market, as measured by the S&P 500 Index, returned 3.16%, with four of its ten sectors posting positive returns. The S&P 500 Index underperformed the Russell Midcap Index by approximately 680 basis points and outperformed the small-cap Russell 2000 Index by about 50 basis points. The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by approximately 1,450 basis points, driven by the relative outperformance and higher weighting of the Information Technology sector in the Growth Index.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the six-month period ended June 30, 2009, the Portfolio outperformed the Russell 1000 Value Index. Stock selection in the Telecommunication Services and Financials sectors contributed the most to relative performance while holdings in the Energy and Materials sectors detracted the most from performance.

In the Telecommunication Services sector, the overweight in wireless services provider Sprint Nextel was a large Portfolio contributor. Sprint Nextel shares gained more than 160% as the company gained market share in the wireless services segment thanks to improving customer service, better network quality, and increased marketing. Positive investor sentiment about the launch of the Palm Pre wireless device on Sprint’s network also contributed to the gain during the period. Among Financials, the overweight in diversified financial services company American Express was the largest Portfolio contributor. American Express shares rose more than 140% as the company reported earnings that beat consensus estimates driven by lower operating expenses. Management also forecasted U.S. lending write-offs to level off by the end of the year. The underweight in diversified financial services company Citigroup also helped performance. Citigroup shares fell 55%, largely due to negative investor sentiment regarding the company’s ongoing capital problems due to write-downs on troubled assets. Among individual holdings, the overweight in pharmaceutical company Wyeth was among the largest Portfolio contributors. Wyeth shares rose 22% as Pfizer bought the company for $68 billion.

In the Energy sector, the overweight in integrated oil company Exxon Mobil detracted from performance. The company’s shares fell 11% amid the sharp rise in oil prices during the period. The stock had outperformed in 2008 as oil prices fell amid the global macroeconomic slowdown. The overweights in oil refiners Valero Energy and Tesoro Corp. also hurt performance. Valero shares declined 21% and Tesoro shares dropped about 20% as refining industry fundamentals remain weak given supply-side concerns. Investors also feared that increasing ethanol requirements, higher CAFE standards, and potential cap and trade legislation could create significant headwinds for refiners. In the Materials sector, the overweight in specialty chemicals company Cytec Industries detracted from performance. Cytec Industries shares fell 47% as the company reported earnings below consensus estimates due to a steep decline in demand and de-stocking in its chemicals segment due to the economic environment. Management also declined to give guidance for 2009 due to poor visibility into current trends. Among individual holdings, the overweights in consumer finance company Capital One Financial and the underweight in investment bank & brokerage firm Morgan Stanley were among the largest Portfolio detractors. Capital One shares fell 67% as the company reported a loss for the fourth quarter when analysts were expecting a profit. The loss was driven by deteriorating credit quality and rising delinquency rates in the US credit card and

MSF-1

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

unsecured loan segments. Morgan Stanley shares rose 80% as investors reacted positively to the U.S. Treasury’s “Public-Private Investment Program,” under which taxpayer funds would be used to create partnerships with private investors to buy up toxic assets.

At June 30, 2009, the Portfolio was invested in stocks trading at material discounts to our assessment of their worth. As issues in the credit markets continue to unfold, we look to own companies with strong balance sheets and minimal exposure to these problems. In the Financials sector, we were overweight selected insurance companies that we feel have the strongest balance sheets and least credit exposure. We were also overweight those banks and diversified financials that we feel are strongly capitalized yet still undervalued. Lastly, we were underweight Real Estate Investment Trusts (REITs), which we believe more than reflect their intrinsic valuations. Among Utilities, we were overweight selected independent power producers with attractive valuations and strong cash flow generation. In the Health Care sector, we were overweight health care service providers because of improving medical loss ratio trends driven by lower usage rates by subscribers amid the weak economy. Among Industrials we were overweight selected aerospace & defense companies with compelling valuations that we believe will benefit from new product introductions. We are underweight industrial conglomerate General Electric as we believe the company’s GE Capital unit is undercapitalized and the ongoing mortgage and credit issues in that division may offset any positive trends in the company’s other business units. In the Consumer Staples sector, we were overweight selected food & staples retailers. We were also overweight selected food products companies.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
FI Value Leaders Portfolio
Class A	-0.11	-29.11	-2.80	-2.96	—
Class B	-0.28	-29.32	-3.04	—	1.50
Class D	-0.17	-29.19	—	—	-12.41
Class E	-0.19	-29.22	-2.95	—	-2.71
Russell 1000 Value Index	-2.87	-29.03	-2.13	-0.15	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.5
Chevron Corp.	4.2
Pfizer, Inc.	4.2
Bank of America Corp.	3.6
JPMorgan Chase & Co.	3.4
AT&T, Inc.	3.3
Wells Fargo & Co.	3.1
Occidental Petroleum Corp.	2.4
General Electric Co.	2.3
NRG Energy, Inc.	1.9

Top Sectors

% of Total Market Value
Financials	23.6
Energy	18.8
Health Care	10.6
Industrials	9.8
Consumer Discretionary	9.7
Telecommunication Services	6.8
Consumer Staples	6.5
Utilities	6.2
Information Technology	4.1
Materials	3.6

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
FI Value Leaders—Class A	Actual	0.76%	$1,000.00	$998.90	$3.77
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

FI Value Leaders—Class B	Actual	1.01%	$1,000.00	$997.20	$5.00
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

FI Value Leaders—Class D	Actual	0.86%	$1,000.00	$998.30	$4.26
	Hypothetical	0.86%	$1,000.00	$1,020.47	$4.31

FI Value Leaders—Class E	Actual	0.91%	$1,000.00	$998.10	$4.51
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—100.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
Lockheed Martin Corp.	33,600	$2,709,840
Precision Castparts Corp.	43,190	3,154,166
United Technologies Corp.	88,900	4,619,244

		10,483,250

Auto Components—0.6%
WABCO Holdings, Inc.	143,290	2,536,233

Beverages—0.7%
Molson Coors Brewing Co.	65,770	2,784,044

Biotechnology—1.0%
Amgen, Inc. (a)	79,860	4,227,788

Capital Markets—1.4%
Morgan Stanley	210,700	6,007,057

Chemicals—1.2%
Lubrizol Corp.	72,570	3,433,287
Terra Industries, Inc.	71,650	1,735,363

		5,168,650

Commercial Banks—6.3%
Comerica, Inc.	91,290	1,930,784
KeyCorp.	478,200	2,505,768
PNC Financial Services Group, Inc.	81,110	3,147,879
SunTrust Banks, Inc.	363,470	5,979,081
Wells Fargo & Co.	538,600	13,066,436

		26,629,948

Commercial Services & Supplies—0.7%
R.R. Donnelley & Sons Co.	251,560	2,923,127

Communications Equipment—0.4%
Tellabs, Inc. (a)	309,890	1,775,670

Computers & Peripherals—2.4%
Hewlett-Packard Co.	109,300	4,224,445
NCR Corp. (a)	244,660	2,894,328
Western Digital Corp. (a)	117,070	3,102,355

		10,221,128

Consumer Finance—1.1%
Capital One Financial Corp.	215,030	4,704,856

Containers & Packaging—0.6%
Owens-Illinois, Inc. (a)	88,720	2,485,047

Diversified Consumer Services—1.0%
H&R Block, Inc.	145,030	2,498,867
Service Corp. International	345,620	1,893,998

		4,392,865

Diversified Financial Services—8.6%
Bank of America Corp.	1,145,570	15,121,524

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
CME Group, Inc.	11,170	$3,475,099
Interactive Brokers Group, Inc. (a)	189,770	2,947,128
JPMorgan Chase & Co.	423,028	14,429,485

		35,973,236

Diversified Telecommunication Services—5.3%
AT&T, Inc.	556,760	13,829,918
Embarq Corp.	87,710	3,689,083
Qwest Communications International, Inc. (b)	1,150,890	4,776,193

		22,295,194

Electric Utilities—1.9%
Edison International	131,780	4,145,799
Exelon Corp.	72,410	3,708,116

		7,853,915

Electrical Equipment—0.5%
Thomas & Betts Corp. (a)	75,420	2,176,621

Electronic Equipment, Instruments & Components—0.4%
Arrow Electronics, Inc.	69,050	1,466,622

Energy Equipment & Services—2.1%
ENSCO International, Inc.	89,780	3,130,629
Noble Corp.	115,400	3,490,850
Oil States International, Inc. (a) (b)	97,220	2,353,696

		8,975,175

Food & Staples Retailing—2.0%
CVS Caremark Corp.	226,300	7,212,181
SUPERVALU, Inc.	80,760	1,045,842

		8,258,023

Food Products—3.1%
Archer-Daniels-Midland Co.	184,660	4,943,348
Corn Products International, Inc.	40,244	1,078,137
Kraft Foods, Inc. (Class A)	273,590	6,932,771

		12,954,256

Gas Utilities—1.6%
Energen Corp.	112,250	4,478,775
UGI Corp.	86,530	2,205,650

		6,684,425

Health Care Providers & Services—3.9%
Humana, Inc. (a)	81,070	2,615,318
Lincare Holdings, Inc. (a) (b)	119,680	2,814,874
McKesson Corp.	83,930	3,692,920
WellPoint, Inc. (a)	140,140	7,131,724

		16,254,836

Health Care Technology—0.8%
IMS Health, Inc.	265,530	3,372,231

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.4%
Wendy’s/Arby’s Group, Inc. (b)	386,350	$1,545,400

Independent Power Producers & Energy Traders—1.9%
NRG Energy, Inc. (a)	299,590	7,777,356

Industrial Conglomerates—2.3%
General Electric Co.	841,460	9,861,911

Insurance—5.5%
ACE, Ltd.	121,454	5,371,911
Allied World Assurance Co. Holdings, Ltd.	67,800	2,768,274
Aspen Insurance Holdings, Ltd.	99,600	2,225,064
Assurant, Inc.	167,110	4,025,680
Lincoln National Corp.	193,240	3,325,660
PartnerRe, Ltd.	39,500	2,565,525
Unum Group	188,520	2,989,927

		23,272,041

IT Services—0.4%
Amdocs, Ltd. (a)	87,700	1,881,165

Leisure Equipment & Products—1.1%
Hasbro, Inc.	141,660	3,433,838
Jakks Pacific, Inc. (a)	96,896	1,243,176

		4,677,014

Machinery—2.0%
AGCO Corp. (a) (b)	159,300	4,630,851
Cummins, Inc.	104,450	3,677,685

		8,308,536

Media—4.7%
Comcast Corp. (Class A)	522,820	7,575,662
DISH Network Corp. (a)	155,700	2,523,897
The McGraw-Hill Cos., Inc.	126,670	3,814,034
Time Warner, Inc.	230,603	5,808,889

		19,722,482

Metals & Mining—1.8%
Nucor Corp.	103,080	4,579,845
United States Steel Corp. (b)	84,780	3,030,037

		7,609,882

Multi-Utilities—0.9%
NiSource, Inc.	333,030	3,883,130

Multiline Retail—0.7%
Macy’s, Inc.	244,740	2,878,142

Oil, Gas & Consumable Fuels—16.7%
Anadarko Petroleum Corp.	128,480	5,831,707
Chevron Corp.	266,360	17,646,350
ConocoPhillips	54,371	2,286,844

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Exxon Mobil Corp.	270,420	$18,905,062
Marathon Oil Corp.	248,990	7,502,069
Occidental Petroleum Corp.	155,850	10,256,488
Overseas Shipholding Group, Inc.	14,368	489,087
Tesoro Corp. (b)	207,470	2,641,093
Valero Energy Corp.	276,550	4,670,930

		70,229,630

Pharmaceuticals—5.0%
King Pharmaceuticals, Inc. (a)	347,300	3,344,499
Pfizer, Inc. (b)	1,173,580	17,603,700

		20,948,199

Real Estate Investment Trusts—0.7%
Duke Realty Corp.	161,800	1,418,986
ProLogis (b)	163,770	1,319,986

		2,738,972

Road & Rail—1.4%
Norfolk Southern Corp.	150,980	5,687,417

Semiconductors & Semiconductor Equipment—0.5%
MEMC Electronic Materials, Inc. (a)	113,480	2,021,079

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	88,660	2,383,181
Polo Ralph Lauren Corp. (b)	47,210	2,527,623

		4,910,804

Tobacco—0.8%
Lorillard, Inc.	51,440	3,486,089

Trading Companies & Distributors—0.4%
WESCO International, Inc. (a)	66,910	1,675,426

Wireless Telecommunication Services—1.5%
NII Holdings, Inc. (a)	248,810	4,744,807
Sprint Nextel Corp. (a)	302,110	1,453,149

		6,197,956

Total Common Stock (Identified Cost $426,300,587)		419,916,828

Short Term Investments—5.5%

Mutual Funds—5.4%
State Street Navigator Securities Lending Prime Portfolio (c)	22,550,890	22,550,890

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—0.1%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $426,000 on 07/01/09, collateralized by $426,000 Federal National Mortgage Association 1.722% due 05/10/11 with a value of $437,175.	$426,000	$426,000

Total Short Term Investments (Identified Cost $22,976,890)		22,976,890

Total Investments—105.5% (Identified Cost $449,277,477) (d)		442,893,718
Liabilities in excess of other assets		(22,899,364)

Net Assets—100%		$419,994,354

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $24,149,144 and the collateral received consisted of cash in the amount of $22,550,890 and non-cash collateral with a value of $2,502,846. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009, was $449,287,350 and the composition of unrealized appreciation and depreciation of investment securities was $34,366,952 and $(40,760,584), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$10,483,250	$—	$—	$10,483,250
Auto Components	2,536,233	—	—	2,536,233
Beverages	2,784,044	—	—	2,784,044
Biotechnology	4,227,788	—	—	4,227,788
Capital Markets	6,007,057	—	—	6,007,057
Chemicals	5,168,650	—	—	5,168,650
Commercial Banks	26,629,948	—	—	26,629,948
Commercial Services & Supplies	2,923,127	—	—	2,923,127
Communications Equipment	1,775,670	—	—	1,775,670
Computers & Peripherals	10,221,128	—	—	10,221,128
Consumer Finance	4,704,856	—	—	4,704,856
Containers & Packaging	2,485,047	—	—	2,485,047
Diversified Consumer Services	4,392,865	—	—	4,392,865
Diversified Financial Services	35,973,236	—	—	35,973,236
Diversified Telecommunication Services	22,295,194	—	—	22,295,194
Electric Utilities	7,853,915	—	—	7,853,915
Electrical Equipment	2,176,621	—	—	2,176,621
Electronic Equipment, Instruments & Components	1,466,622	—	—	1,466,622
Energy Equipment & Services	8,975,175	—	—	8,975,175
Food & Staples Retailing	8,258,023	—	—	8,258,023
Food Products	12,954,256	—	—	12,954,256
Gas Utilities	6,684,425	—	—	6,684,425
Health Care Providers & Services	16,254,836	—	—	16,254,836
Health Care Technology	3,372,231	—	—	3,372,231
Hotels, Restaurants & Leisure	1,545,400	—	—	1,545,400
Independent Power Producers & Energy Traders	7,777,356	—	—	7,777,356
Industrial Conglomerates	9,861,911	—	—	9,861,911
Insurance	23,272,041	—	—	23,272,041
IT Services	1,881,165	—	—	1,881,165
Leisure Equipment & Products	4,677,014	—	—	4,677,014
Machinery	8,308,536	—	—	8,308,536
Media	19,722,482	—	—	19,722,482
Metals & Mining	7,609,882	—	—	7,609,882
Multi-Utilities	3,883,130	—	—	3,883,130
Multiline Retail	2,878,142	—	—	2,878,142
Oil, Gas & Consumable Fuels	70,229,630	—	—	70,229,630
Pharmaceuticals	20,948,199	—	—	20,948,199
Real Estate Investment Trusts	2,738,972	—	—	2,738,972
Road & Rail	5,687,417	—	—	5,687,417
Semiconductors & Semiconductor Equipment	2,021,079	—	—	2,021,079
Textiles, Apparel & Luxury Goods	4,910,804	—	—	4,910,804
Tobacco	3,486,089	—	—	3,486,089
Trading Companies & Distributors	1,675,426	—	—	1,675,426
Wireless Telecommunication Services	6,197,956	—	—	6,197,956
Total Common Stock	419,916,828	—	—	419,916,828

Short Term Investments
Mutual Funds	22,550,890	—	—	22,550,890
Repurchase Agreement	—	426,000	—	426,000
Total Short Term Investments	22,550,890	426,000	—	22,976,890

Total Investments	$442,467,718	$426,000	$—	$442,893,718

The accompanying notes are an integral part of the financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$442,893,718
Cash		943
Foreign cash at value (c)		42
Receivable for:
Securities sold		28,206,244
Fund shares sold		79,671
Accrued interest and dividends		348,841
Foreign taxes		1,274

Total Assets		471,530,733
Liabilities
Payable for:
Securities purchased	$28,066,910
Fund shares redeemed	533,046
Collateral for securities loaned	22,550,890
Accrued expenses:
Management fees	235,409
Distribution & service fees	23,215
Deferred directors’ fees	11,468
Other expenses	115,441

Total Liabilities		51,536,379

Net Assets		$419,994,354

Net assets consists of:
Capital paid in		$727,336,343
Undistributed net investment income		3,759,335
Accumulated net realized losses		(304,717,549)
Unrealized depreciation on investments and foreign currency		(6,383,775)

Net Assets		$419,994,354

Net Assets
Class A		$226,226,072
Class B		49,393,881
Class D		121,685,000
Class E		22,689,401

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		2,197,984
Class B (2,000,000)		480,887
Class D (4,000,000)		1,183,530
Class E (2,000,000)		220,863

Net Asset Value and Redemption Price Per Share
Class A		$102.92
Class B		102.71
Class D		102.82
Class E		102.73

(a) Identified cost of investments		$449,277,477
(b) Includes cash collateral for securities loaned of		22,550,890
(c) Identified cost of foreign cash		58

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$5,299,320
Interest		125,820 (a)

		5,425,140
Expenses
Management fees	$1,318,088
Distribution & service fees—Class B	56,022
Distribution & service fees—Class D	57,317
Distribution & service fees—Class E	16,062
Directors’ fees and expenses	15,759
Custodian	22,858
Audit and tax services	15,752
Legal	6,259
Printing	91,205
Insurance	3,986
Miscellaneous	4,287

Total expenses		1,607,595

Net Investment Income		3,817,545

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(99,409,069)
Foreign currency transactions—net	(7)	(99,409,076)

Change in unrealized appreciation (depreciation) on:
Investments—net	92,990,653
Foreign currency transactions—net	(180)	92,990,473

Net loss		(6,418,603)

Net Decrease in Net Assets From Operations		$(2,601,058)

(a)	Includes income on securities loaned of $125,721.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$3,817,545	$12,043,700
Net realized loss	(99,409,076)	(193,578,625)
Change in unrealized appreciation (depreciation)	92,990,473	(124,346,145)

Decrease in net assets from operations	(2,601,058)	(305,881,070)

From Distributions to Shareholders
Net investment income
Class A	(6,627,562)	(6,721,932)
Class B	(1,289,712)	(963,825)
Class D	(3,467,657)	(3,814,463)
Class E	(632,857)	(671,012)

	(12,017,788)	(12,171,232)

Net realized gain
Class A	0	(36,518,543)
Class B	0	(6,251,749)
Class D	0	(22,175,254)
Class E	0	(4,041,117)

	0	(68,986,663)

Total distributions	(12,017,788)	(81,157,895)

Decrease in net assets from capital share transactions	(4,015,055)	(21,536,367)

Total decrease in net assets	(18,633,901)	(408,575,332)

Net Assets
Beginning of the period	438,628,255	847,203,587

End of the period	$419,994,354	$438,628,255

Undistributed Net Investment Income
End of the period	$3,759,335	$11,959,578

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	99,395	$9,485,856	156,165	$20,207,043
Reinvestments	71,587	6,627,562	268,641	43,240,475
Redemptions	(166,635)	(15,736,661)	(513,225)	(72,853,752)

Net increase (decrease)	4,347	$376,757	(88,419)	$(9,406,234)

Class B
Sales	39,438	$3,711,025	128,347	$19,444,677
Reinvestments	13,953	1,289,712	44,932	7,215,574
Redemptions	(30,919)	(2,935,109)	(102,518)	(15,329,798)

Net increase	22,472	$2,065,628	70,761	$11,330,453

Class D
Sales	53,834	$5,133,375	102,216	$15,154,162
Reinvestments	37,488	3,467,657	161,678	25,989,717
Redemptions	(145,509)	(13,908,993)	(416,481)	(60,066,892)

Net decrease	(54,187)	$(5,307,961)	(152,587)	$(18,923,013)

Class E
Sales	12,724	$1,211,106	25,263	$3,531,105
Reinvestments	6,847	632,857	29,348	4,712,129
Redemptions	(32,350)	(2,993,442)	(85,006)	(12,780,807)

Net decrease	(12,779)	$(1,149,479)	(30,395)	$(4,537,573)

Decrease derived from capital share transactions		$(4,015,055)		$(21,536,367)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$106.51		$196.17	$208.36	$193.08	$176.54	$157.24

Income (Loss) From Investment Operations
Net investment income	0.97	(a)	2.88 (a)	2.81 (a)	2.58	1.92	2.21
Net realized and unrealized gain (loss) of investments	(1.45)		(72.50)	6.52	20.14	16.67	19.15

Total from investment operations	(0.48)		(69.62)	9.33	22.72	18.59	21.36

Less Distributions
Distributions from net investment income	(3.11)		(3.12)	(2.06)	(2.25)	(2.05)	(2.06)
Distributions from net realized capital gains	0.00		(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(3.11)		(20.04)	(21.52)	(7.44)	(2.05)	(2.06)

Net Asset Value, End of Period	$102.92		$106.51	$196.17	$208.36	$193.08	$176.54

Total Return (%)	(0.11	)(b)	(38.95)	4.20	11.93	10.69	13.73
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	(c)	0.71	0.71	0.72	0.73	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.71	0.69	0.72
Ratio of net investment income to average net assets (%)	2.02	(c)	1.94	1.38	1.18	0.92	1.23
Portfolio turnover rate (%)	180	(c)	191	145	213	94	161
Net assets, end of period (in millions)	$226.23		$233.64	$447.66	$504.49	$533.73	$552.32

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$106.08		$195.36	$207.58	$192.26	$175.91	$156.72

Income (Loss) From Investment Operations
Net investment income	0.84	(a)	2.51 (a)	2.30 (a)	2.10	1.26	1.88
Net realized and unrealized gain (loss) of investments	(1.46)		(72.26)	6.47	20.04	16.86	19.12

Total from investment operations	(0.62)		(69.75)	8.77	22.14	18.12	21.00

Less Distributions
Distributions from net investment income	(2.75)		(2.61)	(1.53)	(1.63)	(1.77)	(1.81)
Distributions from net realized capital gains	0.00		(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(2.75)		(19.53)	(20.99)	(6.82)	(1.77)	(1.81)

Net Asset Value, End of Period	$102.71		$106.08	$195.36	$207.58	$192.26	$175.91

Total Return (%)	(0.28	)(b)	(39.10)	3.94	11.66	10.43	13.53
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	(c)	0.96	0.96	0.97	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.96	0.94	0.97
Ratio of net investment income to average net assets (%)	1.76	(c)	1.72	1.14	1.00	0.70	1.41
Portfolio turnover rate (%)	180	(c)	191	145	213	94	161
Net assets, end of period (in millions)	$49.39		$48.63	$75.73	$66.88	$27.14	$5.31

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class D
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006(e)
Net Asset Value, Beginning of Period	$106.29		$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	0.92	(a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) of investments	(1.43)		(72.39)	6.49	5.60

Total from investment operations	(0.51)		(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(2.96)		(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00		(16.92)	(19.46)	0.00

Total distributions	(2.96)		(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$102.82		$106.29	$195.78	$207.95

Total Return (%)	(0.17	)(b)	(39.01)	4.09	3.69	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	(c)	0.81	0.81	0.82	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.81	(c)
Ratio of net investment income to average net assets (%)	1.92	(c)	1.84	1.27	1.25	(c)
Portfolio turnover rate (%)	180	(c)	191	145	213
Net assets, end of period (in millions)	$121.69		$131.56	$272.19	$337.46

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$106.15		$195.49	$207.69	$192.40	$175.93	$156.83

Income (Loss) From Investment Operations
Net investment income	0.89	(a)	2.65 (a)	2.49 (a)	2.17	1.29	1.58
Net realized and unrealized gain (loss) of investments	(1.42)		(72.26)	6.48	20.18	16.98	19.48

Total from investment operations	(0.53)		(69.61)	8.97	22.35	18.27	21.06

Less Distributions
Distributions from net investment income	(2.89)		(2.81)	(1.71)	(1.87)	(1.80)	(1.96)
Distributions from net realized capital gains	0.00		(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(2.89)		(19.73)	(21.17)	(7.06)	(1.80)	(1.96)

Net Asset Value, End of Period	$102.73		$106.15	$195.49	$207.69	$192.40	$175.93

Total Return (%)	(0.19	)(b)	(39.03)	4.04	11.77	10.53	13.56
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.86	0.86	0.87	0.88	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	N/A	0.86	0.84	0.87
Ratio of net investment income to average net assets (%)	1.87	(c)	1.78	1.22	1.05	0.78	1.12
Portfolio turnover rate (%)	180	(c)	191	145	213	94	161
Net assets, end of period (in millions)	$22.69		$24.80	$51.62	$60.84	$46.86	$31.19

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had 115,025,550 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$53,474,329	$41,560,220	$27,683,566	$52,540,461	$—	$—	$81,157,895	$94,100,681

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$11,971,774	$—	$(140,235,014)	$(115,025,550)	$(243,288,790)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(49,422,157)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$355,127,143	$0	$366,270,393

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,318,088	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Jennison Growth Portfolio returned 12.91%, 12.76%, and 12.88%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 11.53%.

MARKET ENVIRONMENT/CONDITIONS

Global economies remained in the grip of a severe recession in the first several months of 2009. The intensity of the slowdown—US GDP fell 5.5% in the first quarter of 2009, after declining 6.3% in the final quarter of 2008—generated further financial system concerns. Unemployment climbed, and real estate prices weakened further. Inflation worries dissipated as commodity prices fell. Corporations across the globe reduced their profit expectations, workforces, and capital expenditures.

President Obama moved swiftly after his January inauguration to address the economic crisis and place his stamp on public policy. The Treasury Department introduced credit-stimulus programs and initiatives to peel away layers of distressed bank loans through a public-private investment partnership, while simultaneously laying the groundwork for regulatory overhaul. The administration and Congress moved with record speed to pass an $800 billion fiscal stimulus package. Work to fundamentally reform health care resulted in proposed tax-rate increases and significant deficit spending in a time of drastic revenue shortfalls at both state and federal levels.

A near-record level of equity and debt was issued by companies, including $100 billion of new debt and equity for the U.S. financial services industry. Beyond bolstering depleted industry capital levels, the new issuance enabled large US financial institutions to begin repaying Troubled Asset Relief Program (TARP) funds, removing the prospect of direct government involvement in their strategic plans and decision-making.

US equities responded with vigor to signs of economic stabilization in the second quarter.

PORTFOLIO REVIEW/CURRENT POSITIONING

Virtually every sector in the benchmark advanced during the period, with gains largest in information technology, materials, and consumer discretionary. The Portfolio benefited broadly from strong stock selection, especially in information technology, where Research in Motion and Apple were notable performers. BlackBerry maker Research in Motion’s sales growth remained robust, as its smart phones fared well in the tough macroeconomic environment. Apple rose on better-than-expected iPod and iPhone sales. Despite the weak economy, the company continues to gain share in large markets while generating tremendous amounts of cash.

In the consumer discretionary sector, Amazon.com advanced. The world’s largest online retailer reported strong earnings, even as other retailers felt the brunt of the recession. The company’s results reflect the secular shift toward e-commerce and Amazon’s continued market share gains.

In industrials, an underweight position was beneficial, although stock selection detracted from performance. Defense contractor Raytheon was hurt by concerns that the pace of future defense spending might be affected by the tight federal budget. We eliminated our position in the stock in June.

Although we reduced the Portfolio’s exposure to health care substantially earlier in the year, a still-significant weight in the sector detracted from relative return. Investors’ shifting preference for economically sensitive stocks and the uncertainty created by the rapidly evolving scope and scale of potential health care reform caused the sector to lag. Thermo Fisher Scientific declined on disappointing earnings and revenue. We exited our position in Thermo in April. Although Gilead Sciences, a strong performer in 2008, has underperformed this year, we continue to believe the company has solid growth prospects, strong management, and an enviable strategic position in HIV treatment. We eliminated the Portfolio’s position in Genentech, a strong performer in the first half of 2009, as Roche completed its tender offer in March, giving it full control of Genentech’s highly touted oncology products and research pipeline.

The selection of individual securities based on company-specific fundamentals drives the Portfolio’ sector allocations. Over the six-month period, in addition to reducing exposure to health care, we lowered the Portfolio’s weight in the consumer staples sector and increased weights in information technology, financials, and energy.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that generally have higher price-to-book ratios and forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Jennison Growth Portfolio
Class A	12.91	-21.54	-0.11	—	0.38
Class B	12.76	-21.74	-0.34	—	0.13
Class E	12.88	-21.66	—	—	-0.08
Russell 1000 Growth Index	11.53	-24.50	-1.83	—	-0.28

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.9
QUALCOMM, Inc.	4.2
Gilead Sciences, Inc.	3.9
Amazon.com, Inc.	3.7
Apple, Inc.	3.4
The Goldman Sachs Group, Inc.	3.1
Teva Pharmaceutical Industries, Ltd. (ADR)	3.0
Cisco Systems, Inc.	2.9
Baxter International, Inc.	2.6
Research In Motion, Ltd.	2.6

Top Sectors

% of Total Market Value
Information Technology	37.9
Health Care	21.8
Consumer Staples	10.2
Consumer Discretionary	9.0
Energy	8.7
Financials	6.0
Industrials	2.8
Cash & Cash Equivalents	1.9
Materials	1.7
Telecommunication Services	0.0

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Jennison Growth—Class A	Actual	0.67%	$1,000.00	$1,129.10	$3.54
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

Jennison Growth—Class B	Actual	0.92%	$1,000.00	$1,127.60	$4.85
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

Jennison Growth—Class E	Actual	0.82%	$1,000.00	$1,128.80	$4.33
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—98.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.4%
Lockheed Martin Corp.	266,900	$21,525,485

Auto Components—0.2%
Johnson Controls, Inc.	170,300	3,698,916

Beverages—2.0%
PepsiCo, Inc.	576,000	31,656,960

Biotechnology—6.5%
Celgene Corp. (a)	644,700	30,842,448
Gilead Sciences, Inc. (a)	1,304,700	61,112,148
Vertex Pharmaceuticals, Inc. (a) (b)	266,400	9,494,496

		101,449,092

Capital Markets—5.2%
The Charles Schwab Corp.	1,906,700	33,443,518
The Goldman Sachs Group, Inc.	325,500	47,991,720

		81,435,238

Chemicals—1.7%
Monsanto Co.	346,000	25,721,640

Communications Equipment—9.7%
Cisco Systems, Inc. (a)	2,406,300	44,853,432
QUALCOMM, Inc.	1,464,000	66,172,800
Research In Motion, Ltd. (a)	567,000	40,285,350

		151,311,582

Computers & Peripherals—7.3%
Apple, Inc. (a)	367,835	52,390,739
Hewlett-Packard Co.	836,000	32,311,400
International Business Machines Corp.	273,700	28,579,754

		113,281,893

Diversified Financial Services—0.8%
Bank of America Corp.	954,400	12,598,080

Electrical Equipment—1.2%
First Solar, Inc. (a)	116,800	18,935,616

Energy Equipment & Services—1.8%
Schlumberger, Ltd.	271,100	14,669,221
Weatherford International, Ltd. (a)	704,400	13,778,064

		28,447,285

Food & Staples Retailing—5.0%
Costco Wholesale Corp.	616,900	28,192,330
CVS Caremark Corp.	570,300	18,175,461
Wal-Mart Stores, Inc.	635,800	30,798,152

		77,165,943

Food Products—1.1%
Cadbury, Plc. (ADR) (b)	482,600	16,601,440

Security Description	Shares	Value*

Health Care Equipment & Supplies—5.0%
Alcon, Inc.	312,600	$36,299,112
Baxter International, Inc.	771,200	40,842,752

		77,141,864

Health Care Providers & Services—2.1%
Medco Health Solutions, Inc. (a)	719,700	32,825,517

Hotels, Restaurants & Leisure—0.5%
Starbucks Corp. (a)	529,300	7,351,977

Household Products—2.1%
Colgate-Palmolive Co.	471,700	33,368,058

Internet & Catalog Retail—3.7%
Amazon.com, Inc. (a)	680,200	56,905,532

Internet Software & Services—6.1%
Baidu, Inc. (ADR) (a)	60,900	18,336,381
Google, Inc. (Class A) (a)	182,000	76,729,380

		95,065,761

IT Services—4.1%
MasterCard, Inc. (b)	150,000	25,096,500
Visa, Inc. (b)	610,100	37,984,826

		63,081,326

Media—1.7%
The Walt Disney Co.	1,163,000	27,132,790

Multiline Retail—0.6%
Kohl’s Corp. (a)	229,100	9,794,025

Oil, Gas & Consumable Fuels—6.9%
Occidental Petroleum Corp.	453,200	29,825,092
Petroleo Brasileiro S.A. (ADR)	549,500	22,518,510
Southwestern Energy Co. (a)	688,400	26,744,340
Suncor Energy, Inc. (b)	361,400	10,964,876
XTO Energy, Inc.	452,600	17,262,164

		107,314,982

Pharmaceuticals—8.2%
Abbott Laboratories	563,900	26,525,856
Mylan, Inc. (a) (b)	773,000	10,087,650
Roche Holding AG (ADR)	939,500	32,046,345
Shire, Plc. (ADR) (b)	310,130	12,864,193
Teva Pharmaceutical Industries, Ltd. (ADR)	933,600	46,063,824

		127,587,868

Semiconductors & Semiconductor Equipment—4.2%
Analog Devices, Inc.	479,000	11,869,620
Applied Materials, Inc.	1,688,500	18,522,845
Intel Corp.	2,106,480	34,862,244

		65,254,709

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—6.6%
Adobe Systems, Inc. (a)	1,090,600	$30,863,980
Microsoft Corp.	1,171,800	27,853,686
Oracle Corp.	1,032,600	22,118,292
Salesforce.com, Inc. (a) (b)	188,700	7,202,679
SAP AG (ADR)	350,000	14,066,500

		102,105,137

Specialty Retail—0.5%
Staples, Inc.	401,600	8,100,272

Textiles, Apparel & Luxury Goods—2.0%
Coach, Inc.	250,370	6,729,946
Nike, Inc.	469,070	24,288,444

		31,018,390

Total Common Stock (Identified Cost $1,528,815,030)		1,527,877,378

Short Term Investments—4.7%
Security Description	Shares/Par Amount	Value*

Mutual Funds—2.5%
State Street Navigator Securities Lending Prime Portfolio (c)	39,036,164	$39,036,164

Repurchase Agreement—2.2%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $34,300,010 on 07/01/09, collateralized by $33,420,000 Federal National Mortgage Association 6.000% due 04/18/36 with a value of $34,990,740.	$34,300,000	34,300,000

Total Short Term Investments (Identified Cost $73,336,164)		73,336,164

Total Investments—102.9% (Identified Cost $1,602,151,194) (d)		1,601,213,542
Liabilities in excess of other assets		(44,646,820)

Net Assets—100%		$1,556,566,722

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $37,701,419 and the collateral received consisted of cash in the amount of $39,036,164. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,602,151,194 and the composition of unrealized appreciation and depreciation of investment securities was $78,370,135 and $(79,307,787), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$21,525,485	$—	$—	$21,525,485
Auto Components	3,698,916	—	—	3,698,916
Beverages	31,656,960	—	—	31,656,960
Biotechnology	101,449,092	—	—	101,449,092
Capital Markets	81,435,238	—	—	81,435,238
Chemicals	25,721,640	—	—	25,721,640
Communications Equipment	151,311,582	—	—	151,311,582
Computers & Peripherals	113,281,893	—	—	113,281,893
Diversified Financial Services	12,598,080	—	—	12,598,080
Electrical Equipment	18,935,616	—	—	18,935,616
Energy Equipment & Services	28,447,285	—	—	28,447,285
Food & Staples Retailing	77,165,943	—	—	77,165,943
Food Products	16,601,440	—	—	16,601,440
Health Care Equipment & Supplies	77,141,864	—	—	77,141,864
Health Care Providers & Services	32,825,517	—	—	32,825,517
Hotels, Restaurants & Leisure	7,351,977	—	—	7,351,977
Household Products	33,368,058	—	—	33,368,058
Internet & Catalog Retail	56,905,532	—	—	56,905,532
Internet Software & Services	95,065,761	—	—	95,065,761
IT Services	63,081,326	—	—	63,081,326
Media	27,132,790	—	—	27,132,790
Multiline Retail	9,794,025	—	—	9,794,025
Oil, Gas & Consumable Fuels	107,314,982	—	—	107,314,982
Pharmaceuticals	127,587,868	—	—	127,587,868
Semiconductors & Semiconductor Equipment	65,254,709	—	—	65,254,709
Software	102,105,137	—	—	102,105,137
Specialty Retail	8,100,272	—	—	8,100,272
Textiles, Apparel & Luxury Goods	31,018,390	—	—	31,018,390
Total Common Stock	1,527,877,378	—	—	1,527,877,378

Short Term Investments
Mutual Funds	39,036,164	—	—	39,036,164
Repurchase Agreement	—	34,300,000	—	34,300,000
Total Short Term Investments	39,036,164	34,300,000	—	73,336,164

Total Investments	$1,566,913,542	$34,300,000	$—	$1,601,213,542

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,601,213,542
Cash		541
Receivable for:
Securities sold		648,454
Fund shares sold		355,330
Accrued interest and dividends		749,796
Foreign taxes		255,850

Total Assets		1,603,223,513
Liabilities
Payable for:
Securities purchased	$6,352,476
Fund shares redeemed	250,155
Withholding taxes	1,487
Collateral for securities loaned	39,036,164
Accrued expenses:
Management fees	798,204
Distribution & service fees	56,172
Deferred directors’ fees	4,421
Other expenses	157,712

Total Liabilities		46,656,791

Net Assets		$1,556,566,722

Net assets consists of:
Capital paid in		$1,735,805,345
Undistributed net investment income		3,390,886
Accumulated net realized losses		(181,691,236)
Unrealized depreciation on investments and foreign currency		(938,273)

Net Assets		$1,556,566,722

Net Assets
Class A		$1,280,686,607
Class B		268,215,862
Class E		7,664,253

Capital Shares (Authorized) Outstanding
Class A (226,500,000)		145,483,092
Class B (50,000,000)		30,656,561
Class E (5,000,000)		872,571

Net Asset Value and Redemption Price Per Share
Class A		$8.80
Class B		8.75
Class E		8.78

(a) Identified cost of investments		$1,602,151,194
(b) Includes cash collateral for securities loaned of		39,036,164

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$7,261,836	(a)
Interest		174,493	(b)

		7,436,329
Expenses
Management fees	$3,446,664
Distribution & service fees—Class B	291,428
Distribution & service fees—Class E	5,033
Directors’ fees and expenses	15,998
Custodian	31,053
Audit and tax services	15,752
Legal	15,639
Printing	135,038
Insurance	8,105
Miscellaneous	4,883

Total expenses	3,969,593
Less broker commission recapture	(77,674)	3,891,919

Net Investment Income		3,544,410

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(45,114,862)
Futures contracts—net	(28,013)	(45,142,875)

Change in unrealized appreciation (depreciation) on:
Investments—net	183,327,985
Foreign currency transactions—net	(621)	183,327,364

Net gain		138,184,489

Net Increase in Net Assets From Operations		$141,728,899

(a)	Net of foreign taxes of $373,099.
(b)	Includes income on securities loaned of $172,555.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$3,544,410	$4,842,759
Net realized loss	(45,142,875)	(119,582,904)
Change in unrealized appreciation (depreciation)	183,327,364	(398,261,690)

Increase (decrease) in net assets from operations	141,728,899	(513,001,835)

From Distributions to Shareholders
Net investment income
Class A	(1,461,647)	(22,004,028)
Class B	(0)	(5,331,361)
Class E	(1,708)	(219,575)

	(1,463,355)	(27,554,964)

Net realized gain
Class A	0	(75,878,659)
Class B	0	(20,831,004)
Class E	0	(815,204)

	0	(97,524,867)

Total distributions	(1,463,355)	(125,079,831)

Increase in net assets from capital share transactions	512,609,714	219,445,501

Total increase (decrease) in net assets	652,875,258	(418,636,165)

Net Assets
Beginning of the period	903,691,464	1,322,327,629

End of the period	$1,556,566,722	$903,691,464

Undistributed Net Investment Income
End of the period	$3,390,886	$1,309,831

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	64,027,469	$534,643,264	19,940,873	$218,338,782
Reinvestments	181,797	1,461,647	8,511,538	97,882,687
Redemptions	(4,933,350)	(38,952,926)	(16,865,960)	(181,772,692)

Net increase	59,275,916	$497,151,985	11,586,451	$134,448,777

Class B
Sales	4,584,867	$37,015,936	11,665,165	$131,101,797
Reinvestments	0	0	2,286,920	26,162,365
Redemptions	(2,824,525)	(22,007,852)	(6,772,010)	(71,383,763)

Net increase	1,760,342	$15,008,084	7,180,075	$85,880,399

Class E
Sales	150,915	$1,185,480	138,957	$1,438,235
Reinvestments	213	1,708	90,137	1,034,779
Redemptions	(93,819)	(737,543)	(320,418)	(3,356,689)

Net increase (decrease)	57,309	$449,645	(91,324)	$(883,675)

Increase derived from capital share transactions		$512,609,714		$219,445,501

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.81		$13.62	$12.71	$12.38	$10.92	$10.01

Income (Loss) From Investment Operations
Net investment income	0.03	(a)	0.05 (a)	0.06 (a)	0.03	0.00	0.03
Net realized and unrealized gain (loss) of investments	0.98		(4.61)	1.39	0.31	1.51	0.89

Total from investment operations	1.01		(4.56)	1.45	0.34	1.51	0.92

Less Distributions
Distributions from net investment income	(0.02)		(0.28)	(0.06)	0.00	(0.05)	(0.01)
Distributions from net realized capital gains	0.00		(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(0.02)		(1.25)	(0.54)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$8.80		$7.81	$13.62	$12.71	$12.38	$10.92

Total Return (%)	12.91	(b)	(36.43)	11.67	2.76	13.88	9.20
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	(c)	0.67	0.67	0.69	0.69	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.66	(c)	0.65	0.66	0.67	0.68	0.69
Ratio of net investment income to average net assets (%)	0.72	(c)	0.47	0.44	0.31	0.04	0.41
Portfolio turnover rate (%)	49	(c)	78	71	66	60	68
Net assets, end of period (in millions)	$1,280.69		$673.25	$1,016.21	$1,012.20	$758.32	$504.94

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.76		$13.53	$12.63	$12.33	$10.86	$9.97

Income (Loss) From Investment Operations
Net investment income (loss)	0.02	(a)	0.02 (a)	0.02 (a)	0.01	(0.02)	0.04
Net realized and unrealized gain (loss) of investments	0.97		(4.57)	1.39	0.30	1.49	0.85

Total from investment operations	0.99		(4.55)	1.41	0.31	1.47	0.89

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	0.00		(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	0.00		(1.22)	(0.51)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$8.75		$7.76	$13.53	$12.63	$12.33	$10.86

Total Return (%)	12.76	(b)	(36.54)	11.39	2.52	13.54	8.94
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	(c)	0.92	0.92	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.90	0.91	0.92	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.41	(c)	0.22	0.18	0.06	(0.21)	0.29
Portfolio turnover rate (%)	49	(c)	78	71	66	60	68
Net assets, end of period (in millions)	$268.22		$224.10	$293.81	$300.05	$296.18	$330.35

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(e)
Net Asset Value, Beginning of Period	$7.78		$13.58	$12.67	$12.36	$10.16

Income (Loss) From Investment Operations
Net investment income (loss)	0.02	(a)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) of investments	0.98		(4.60)	1.39	0.30	2.21

Total from investment operations	1.00		(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.00	)(f)	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	0.00		(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.00)		(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$8.78		$7.78	$13.58	$12.67	$12.36

Total Return (%)	12.88	(b)	(36.57)	11.54	2.60	21.65	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)	0.82	0.82	0.84	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)	0.80	0.81	0.82	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.51	(c)	0.31	0.28	0.24	(0.15	)(c)
Portfolio turnover rate (%)	49	(c)	78	71	66	60
Net assets, end of period (in millions)	$7.66		$6.35	$12.31	$13.09	$12.76

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 27, 2005.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized losses in the amount of $28,013 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $104,367,717 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$27,645,961	$6,018,488	$97,433,870	$51,461,293	$—	$—	$125,079,831	$57,479,781

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,336,152	$—	$(194,770,876)	$(104,367,717)	$(297,802,441)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(21,698,688)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$787,825,947	$0	$275,209,930

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,446,664	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 4.86%, 4.73%, and 4.79%, respectively, compared to its benchmark, the Russell 2000 Index1, which returned 2.64%.

MARKET ENVIRONMENT/CONDITIONS

The first quarter’s dramatic sell-off was equally matched by a nearly unprecedented rally that drove small-cap growth stocks up almost 50% off their recent lows. From a broad market perspective, the rally represented the third largest bounce in equities in the last 100 years. While this type of recovery was positive for returns, quick moves of this magnitude often come with a price. That price was a low-quality rally that propelled the smallest of small caps and companies with the most troubled balance sheets and profitability profiles. By the end of the period, the relative attractiveness of the smallest market caps and more economically-sensitive stocks was greatly diminished by price action from the market bottom in early March through the second quarter.

PORTFOLIO REVIEW/CURRENT POSITIONING

The financial sector was the largest contributor to the Portfolio’s relative performance for the period. Our financial stocks fell 4% versus approximately 17% for the benchmark for the six-month period. This significant outperformance can be attributed to having avoided highly leveraged financial companies with poor fundamentals, and also to owing some outright winners. Wright Express Corp, a processing company that provides services to the vehicle fleets of the U.S. commercial and government fleet industry, was the leading stock from the financials sector. The stock rose sharply during the period due to better-than-expected credit losses. On an absolute basis, the technology sector was the largest contributor to performance and we increased our weight during the period. Technology was in favor as investors seemed to anticipate an economic recovery in the second half of 2009, which investors seemed to think would disproportionately impact more cyclical sectors of the market. Our best technology stocks were Brocade Communications and Riverbed Technology. These stocks performed well due to strong competitive positions in resilient end markets. Consumer staple company, Green Mountain Coffee, was also a strong relative contributor to performance. Green Mountain is the company behind Keurig one-cup- coffee-brewers and increasingly popular K-cups. The one cup brewing rage represents a significant change in how people are consuming fresh brewed coffee, a trend that was verified by a distribution partnership with Wal-Mart in the period. Partially offsetting strong relative performance in the first half of the period was poor stock selection in the healthcare and consumer discretionary sectors. The leading detractor from the healthcare sector was Dendreon, a biotechnology company we did not own, but was up over 400% for the six-month period after reporting positive data for its Provenge vaccine for the treatment of prostate cancer. Within consumer discretionary, not owning high beta stocks was the primary contributor to the sector’s underperformance. Many of these companies were priced to go out of business and valuations quickly reversed when that did not happen. For example, not owning mall-based retailer Aeropostale Inc., negatively impacted relative performance as the stock doubled from its year-end level. Consumer staples company Spartan Stores, a Midwest grocery retailer and wholesale food distributor, was the costliest stock in terms of relative returns as the stock fell on concerns over reduced economic activity in key Midwestern states.

At the end of the period, we believed the Portfolio was well balanced in economically-sensitive stocks, while tilting modestly toward the higher end of our market-cap range. The high-quality, fundamental character of the Portfolio prevails. The largest shifts in the Portfolio were increasing our weight in the consumer discretionary and technology sectors, our largest overweight positions, and reducing our exposure to the financial services, healthcare and industrials sectors. Our energy overweight was slightly increased throughout the period, although profits have been realized in many stocks and redeployed into new ideas.

During the period, we continued to deploy our diversified management process, investing in high-quality, small-cap growth and value companies across the economy that we believe will outperform over our investment horizon. The Portfolio continued to be relatively balanced between companies we believe offer outsized growth potential and undiscovered companies representing potentially compelling values. As we moved from the first to the second quarter, the Portfolio continued to move in a “less defensive” direction.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Loomis Sayles Small Cap Core Portfolio
Class A	4.86	-23.88	0.52	3.60	—
Class B	4.73	-24.07	0.28	—	5.03
Class E	4.79	-24.00	0.37	—	1.63
Russell 2000 Index	2.64	-25.01	-1.71	2.38	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings
% of Total Net Assets
Stifel Financial Corp.	1.2
Rollins, Inc.	1.0
Signature Bank	1.0
ITC Holdings Corp.	1.0
UGI Corp.	0.9
Waste Connections, Inc.	0.9
Oceaneering International, Inc.	0.9
Comstock Resources, Inc.	0.9
Iberiabank Corp.	0.8
Informatica Corp.	0.8

Top Sectors
% of Total Market Value
Information Technology	20.7
Financials	17.1
Industrials	15.9
Consumer Discretionary	13.8
Health Care	12.9
Energy	4.8
Utilities	4.4
Consumer Staples	3.3
Materials	3.2
Telecommunication Services	0.8

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example (formerly Loomis Sayles Small Cap Portfolio)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Loomis Sayles Small Cap Core—Class A(a)	Actual	0.93%	$1,000.00	$1,048.60	$4.72
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Loomis Sayles Small Cap Core—Class B(a)	Actual	1.18%	$1,000.00	$1,047.30	$5.99
	Hypothetical	1.18%	$1,000.00	$1,018.87	$5.91

Loomis Sayles Small Cap Core—Class E(a)	Actual	1.08%	$1,000.00	$1,047.90	$5.48
	Hypothetical	1.08%	$1,000.00	$1,019.37	$5.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—97.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
Applied Signal Technology, Inc.	44,166	$1,126,675
Ducommun, Inc.	47,274	888,278
Hexcel Corp. (a)	114,456	1,090,766
Orbital Sciences Corp. (a)	77,538	1,176,251
Stanley, Inc. (a)	31,740	1,043,611
Teledyne Technologies, Inc. (a)	44,385	1,453,609

		6,779,190

Air Freight & Logistics—0.5%
Atlas Air Worldwide Holdings, Inc. (a)	52,001	1,205,903
HUB Group, Inc. (Class A) (a)	17,613	363,533

		1,569,436

Auto Components—0.6%
Drew Industries, Inc. (a)	11,195	136,243
Gentex Corp. (b)	73,641	854,236
The Goodyear Tire & Rubber Co. (a)	85,350	961,041

		1,951,520

Biotechnology—2.0%
Alexion Pharmaceuticals, Inc. (a) (b)	29,408	1,209,257
Array Biopharma, Inc. (a)	230,784	724,662
Incyte Corp., Ltd. (a) (b)	233,572	768,452
Isis Pharmaceuticals, Inc. (a) (b)	57,350	946,275
Onyx Pharmaceuticals, Inc. (a)	32,564	920,259
OSI Pharmaceuticals, Inc. (a) (b)	24,818	700,612
Regeneron Pharmaceuticals, Inc. (a)	53,294	955,028

		6,224,545

Building Products—0.3%
Armstrong World Industries, Inc. (a)	48,918	806,658

Capital Markets—2.6%
Greenhill & Co., Inc.	16,874	1,218,472
Investment Technology Group, Inc. (a)	38,868	792,518
JMP Group, Inc.	37,846	291,036
KBW, Inc. (a)	45,547	1,309,932
Legg Mason, Inc.	36,674	894,112
Stifel Financial Corp. (a)	77,947	3,748,471

		8,254,541

Chemicals—1.5%
Calgon Carbon Corp. (a) (b)	61,768	857,957
Koppers Holdings, Inc.	39,279	1,035,787
LSB Industries, Inc. (a) (b)	42,813	692,286
Lubrizol Corp.	20,277	959,305
Minerals Technologies, Inc.	9,430	339,669
RPM International, Inc.	55,542	779,810

		4,664,814

Commercial Banks—4.9%
Bank of the Ozarks, Inc.	55,887	1,208,836
Comerica, Inc.	42,829	905,833
Fifth Third Bancorp	145,142	1,030,508

Security Description	Shares	Value*

Commercial Banks—(Continued)
First Horizon National Corp. (a)	93,013	$1,116,158
Glacier Bancorp, Inc.	50,857	751,158
Hancock Holding Co.	19,307	627,284
Iberiabank Corp.	63,889	2,517,866
Metro Bancorp, Inc. (a) (b)	32,794	631,612
Prosperity Bancshares, Inc.	51,672	1,541,376
Signature Bank (a)	109,420	2,967,470
Southwest Bancorp, Inc.	59,328	579,041
Sterling Bancshares, Inc.	213,427	1,350,993

		15,228,135

Commercial Services & Supplies—4.8%
ABM Industries, Inc. (b)	90,348	1,632,588
American Ecology Corp.	33,919	607,829
McGrath Rentcorp	33,466	637,862
Rollins, Inc.	188,295	3,259,386
Standard Parking Corp. (a)	127,143	2,071,160
Team, Inc. (a)	36,127	566,110
Tetra Tech, Inc. (a)	42,869	1,228,197
The Brink’s Co.	47,670	1,383,860
The GEO Group, Inc. (a)	43,551	809,178
Waste Connections, Inc. (a)	109,631	2,840,539

		15,036,709

Communications Equipment—6.1%
ADC Telecommunications, Inc. (a)	102,167	813,249
Adtran, Inc.	53,388	1,146,240
Anaren, Inc. (a)	30,626	541,468
Avocent Corp. (a)	45,684	637,749
Brocade Communications Systems, Inc. (a) (b)	266,715	2,085,711
Ciena Corp. (a) (b)	125,859	1,302,641
CommScope, Inc. (a) (b)	57,455	1,508,768
DG FastChannel, Inc. (a) (b)	77,023	1,409,521
F5 Networks, Inc. (a) (b)	36,093	1,248,457
Harris Stratex Networks, Inc. (a)	162,913	1,055,676
Neutral Tandem, Inc. (a)	47,215	1,393,787
Nice Systems, Ltd. (ADR) (a)	42,869	988,988
Riverbed Technology, Inc. (a) (b)	78,936	1,830,526
Tekelec, Inc. (a) (b)	91,082	1,532,910
Tellabs, Inc. (a)	253,681	1,453,592

		18,949,283

Computers & Peripherals—0.8%
Data Domain, Inc. (a)	16,967	565,849
Intevac, Inc. (a)	68,362	595,433
Teradata Corp. (a)	55,774	1,306,785

		2,468,067

Construction & Engineering—1.9%
Dycom Industries, Inc. (a)	113,683	1,258,471
MasTec, Inc. (a)	117,490	1,376,983
MYR Group, Inc. (a)	39,598	800,671
Northwest Pipe Co. (a)	39,612	1,376,913
Orion Marine Group, Inc. (a)	65,075	1,236,425

		6,049,463

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Construction Materials—0.3%
Eagle Materials, Inc.	41,277	$1,041,831

Consumer Finance—0.5%
Dollar Financial Corp. (a)	117,375	1,618,601

Containers & Packaging—0.6%
Myers Industries, Inc.	47,545	395,574
Rock-Tenn Co.	40,699	1,553,074

		1,948,648

Distributors—0.1%
Core-Mark Holding Co., Inc. (a)	15,580	406,015

Diversified Consumer Services—1.2%
Capella Education Co. (a) (b)	22,268	1,334,967
Hillenbrand, Inc.	63,296	1,053,245
New Oriental Education & Technology Group, Inc. (ADR) (a) (b)	22,254	1,499,029

		3,887,241

Diversified Financial Services—1.1%
MSCI, Inc. (a)	52,517	1,283,515
PHH Corp. (a) (b)	118,792	2,159,639

		3,443,154

Diversified Telecommunication Services—0.4%
NTELOS Holdings Corp.	63,031	1,161,031

Electric Utilities—2.5%
Allete, Inc. (b)	55,384	1,592,290
ITC Holdings Corp.	64,738	2,936,515
Portland General Electric Co.	95,141	1,853,347
UIL Holdings Corp.	58,660	1,316,917

		7,699,069

Electrical Equipment—0.8%
GrafTech International, Ltd. (a)	79,990	904,687
II-VI, Inc. (a) (b)	54,041	1,198,089
Polypore International, Inc. (a) (b)	30,514	339,316

		2,442,092

Electronic Equipment, Instruments & Components—1.5%
Cogent, Inc. (a) (b)	91,471	981,484
IPG Photonics Corp. (a) (b)	102,122	1,120,278
Littelfuse, Inc. (a)	35,223	703,051
Mettler Toledo International, Inc. (a) (b)	9,582	739,251
Rogers Corp. (a)	1,853	37,486
TTM Technologies, Inc. (a)	72,815	579,608
Vishay Intertechnology, Inc. (a)	58,006	393,861

		4,555,019

Energy Equipment & Services—1.8%
Hornbeck Offshore Services, Inc. (a)	77,191	1,651,116

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)

Oceaneering International, Inc. (a) (b)	60,849	$2,750,375
Tesco Corp. (a)	133,145	1,057,171

		5,458,662

Food & Staples Retailing—0.4%
Spartan Stores, Inc.	94,099	1,167,769

Food Products—2.6%
Darling International, Inc. (a)	94,719	625,145
Diamond Foods, Inc.	43,964	1,226,596
Flowers Foods, Inc. (b)	52,212	1,140,310
Green Mountain Coffee Roasters, Inc. (a) (b)	15,888	939,299
J&J Snack Foods Corp.	44,615	1,601,678
Ralcorp Holdings, Inc. (a)	24,321	1,481,635
Smart Balance, Inc. (a) (b)	136,659	930,648

		7,945,311

Gas Utilities—0.9%
UGI Corp.	112,642	2,871,245

Health Care Equipment & Supplies—3.0%
Haemonetics Corp. (a)	19,761	1,126,377
Hill-Rom Holdings, Inc. (b)	22,980	372,736
Masimo Corp. (a) (b)	33,264	801,995
Medical Action Industries, Inc. (a)	58,977	675,287
NuVasive, Inc. (a) (b)	26,683	1,190,062
ResMed, Inc. (a)	32,995	1,343,886
Teleflex, Inc.	35,032	1,570,485
Volcano Corp. (a)	77,789	1,087,490
West Pharmaceutical Services, Inc. (b)	32,630	1,137,155

		9,305,473

Health Care Providers & Services—3.3%
AMERIGROUP Corp. (a)	37,850	1,016,273
Bio-Reference Labs, Inc. (a) (b)	47,394	1,498,124
Catalyst Health Solutions, Inc. (a)	66,599	1,660,979
Corvel Corp. (a)	30,831	702,022
Genoptix, Inc. (a) (b)	43,463	1,390,381
IPC The Hospitalist Co., Inc. (a)	46,291	1,235,507
Mednax, Inc. (a) (b)	27,071	1,140,501
MWI Veterinary Supply, Inc. (a)	24,108	840,405
Sun Healthcare Group, Inc. (a)	97,872	826,040

		10,310,232

Health Care Technology—2.0%
athenahealth, Inc. (a) (b)	40,490	1,498,535
MedAssets, Inc. (a)	105,656	2,055,009
Phase Forward, Inc. (a)	84,047	1,269,950
SXC Health Solutions Corp. (a)	50,436	1,282,083

		6,105,577

Hotels, Restaurants & Leisure—3.1%
BJ’s Restaurants, Inc. (a) (b)	63,120	1,064,834
Bob Evans Farms, Inc.	40,001	1,149,629

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Buffalo Wild Wings, Inc. (a) (b)	27,591	$897,259
California Pizza Kitchen, Inc. (a)	56,681	753,291
Dover Downs Gaming & Entertainment, Inc. (b)	72,962	339,273
Panera Bread Co. (a) (b)	18,219	908,399
Penn National Gaming, Inc. (a)	51,046	1,485,949
Pinnacle Entertainment, Inc. (a) (b)	98,028	910,680
Texas Roadhouse, Inc. (a) (b)	115,105	1,255,796
Wyndham Worldwide Corp.	65,349	792,030

		9,557,140

Household Durables—0.7%
Jarden Corp. (a)	45,023	844,181
Leggett & Platt, Inc.	85,085	1,295,845

		2,140,026

Industrial Conglomerates—0.2%
Raven Industries, Inc. (b)	21,270	544,512

Insurance—4.1%
American Physicians Capital, Inc.	24,847	973,008
Amtrust Financial Services, Inc.	102,158	1,164,601
Aspen Insurance Holdings, Ltd.	57,943	1,294,447
HCC Insurance Holdings, Inc.	75,562	1,814,244
Navigators Group, Inc. (a)	28,044	1,245,995
Odyssey Re Holdings Corp.	11,733	469,085
ProAssurance Corp. (a)	17,188	794,257
Reinsurance Group of America Inc (b)	31,514	1,100,154
RLI Corp. (b)	25,676	1,150,285
The Hanover Insurance Group, Inc.	29,940	1,141,013
W.R. Berkley Corp.	48,902	1,049,926
Zenith National Insurance Corp.	31,594	686,854

		12,883,869

Internet & Catalog Retail—0.4%
HSN, Inc. (a)	109,049	1,152,648

Internet Software & Services—1.2%
Constant Contact, Inc. (a) (b)	73,880	1,465,779
DealerTrack Holdings, Inc. (a)	66,294	1,126,998
United Online, Inc.	64,738	421,444
Vocus, Inc. (a)	43,359	856,774

		3,870,995

IT Services—3.0%
Alliance Data Systems Corp. (a)	13,351	549,928
Broadridge Financial Solutions, Inc.	105,568	1,750,317
Cybersource Corp. (a) (b)	78,237	1,197,026
Global Payments, Inc.	28,232	1,057,571
Lender Processing Services, Inc.	49,363	1,370,810
Perot Systems Corp. (a)	95,600	1,369,948
SRA International, Inc. (a)	45,221	794,081
Wright Express Corp. (a)	49,066	1,249,711

		9,339,392

Security Description	Shares	Value*

Life Sciences Tools & Services—0.3%
Nektar Therapeutics (a) (b)	167,282	$1,083,987

Machinery—2.8%
Actuant Corp.	95,098	1,160,195
Altra Holdings, Inc. (a)	90,432	677,336
Bucyrus International, Inc. (b)	34,470	984,463
Clarcor, Inc. (b)	18,300	534,177
Dynamic Materials Corp. (b)	18,743	361,365
Energy Recovery, Inc. (a) (b)	113,545	803,899
John Bean Technologies Corp.	97,135	1,216,130
Tennant Co.	23,576	433,563
The Middleby Corp. (a) (b)	18,035	792,097
Wabtec Corp.	54,423	1,750,788

		8,714,013

Marine—0.2%
Kirby Corp. (a)	23,791	756,316

Media—2.4%
Alloy, Inc. (a)	64,685	342,184
Arbitron, Inc.	22,913	364,088
IMAX Corp. (a)	131,879	1,070,857
Interactive Data Corp.	65,329	1,511,713
John Wiley & Sons, Inc.	68,301	2,271,008
Live Nation, Inc. (a) (b)	157,195	763,968
Scholastic Corp. (b)	59,342	1,174,378

		7,498,196

Metals & Mining—0.4%
Reliance Steel & Aluminum Co. (b)	32,269	1,238,807

Multi-Utilities—0.4%
NorthWestern Corp.	48,516	1,104,224

Oil, Gas & Consumable Fuels—3.1%
Arena Resources, Inc. (a) (b)	69,584	2,216,250
Berry Petroleum Co. (b)	33,211	617,392
Comstock Resources, Inc. (a) (b)	79,908	2,640,959
Concho Resources, Inc. (a)	43,933	1,260,438
Mariner Energy, Inc. (a)	82,250	966,438
Penn Virginia Corp.	115,121	1,884,531

		9,586,008

Paper & Forest Products—0.3%
Clearwater Paper Corp. (a)	40,674	1,028,645

Personal Products—0.3%
Alberto-Culver Co.	41,225	1,048,352

Pharmaceuticals—2.1%
Cypress Bioscience, Inc. (a)	69,120	651,111
Endo Pharmaceuticals Holdings, Inc. (a) (b)	61,749	1,106,542
Eurand NV (a)	76,085	989,105
Inspire Pharmaceuticals, Inc. (a)	160,329	891,429

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Obagi Medical Products, Inc. (a)	87,164	$635,426
Perrigo Co. (b)	81,335	2,259,486

		6,533,099

Professional Services—1.6%
ICF International, Inc. (a) (b)	64,250	1,772,657
IHS, Inc. (a) (b)	32,421	1,616,835
Monster Worldwide, Inc. (a) (b)	94,007	1,110,223
Navigant Consulting, Inc. (a)	40,842	527,679

		5,027,394

Real Estate Investment Trusts—2.8%
American Campus Communities, Inc. (b)	82,317	1,825,791
Capstead Mortgage Corp.	143,979	1,829,973
Chimera Investment Corp.	349,223	1,218,788
Digital Realty Trust, Inc. (b)	38,849	1,392,737
National Retail Properties, Inc.	49,773	863,562
Potlatch Corp.	65,952	1,601,974

		8,732,825

Real Estate Management & Development—0.5%
Forestar Group, Inc. (a) (b)	123,927	1,472,253

Road & Rail—0.6%
Con-Way, Inc.	23,058	814,178
Genesee & Wyoming, Inc. (a)	38,501	1,020,661

		1,834,839

Semiconductors & Semiconductor Equipment—4.4%
Atmel Corp. (a)	204,040	761,069
Cavium Networks, Inc. (a) (b)	71,094	1,195,090
Cohu, Inc.	55,933	502,278
Hittite Microwave Corp. (a)	31,076	1,079,891
Lam Research Corp. (a)	47,466	1,234,116
NetLogic Microsystems, Inc. (a)	31,387	1,144,370
ON Semiconductor Corp. (a)	167,878	1,151,643
Power Integrations, Inc. (b)	42,445	1,009,767
Semtech Corp. (a)	42,832	681,457
Silicon Laboratories, Inc. (a) (b)	36,707	1,392,664
Teradyne, Inc. (a) (b)	133,649	916,832
TriQuint Semiconductor, Inc. (a)	248,407	1,319,041
Varian Semiconductor Equipment Associates, Inc. (a) (b)	51,429	1,233,782

		13,622,000

Software—4.5%
Ariba, Inc. (a) (b)	129,074	1,270,088
Blackboard, Inc. (a) (b)	45,242	1,305,684
Concur Technologies, Inc. (a) (b)	36,563	1,136,378
DemandTec, Inc. (a) (b)	103,216	908,301
Informatica Corp. (a)	136,940	2,353,999
Progress Software Corp. (a)	35,405	749,524
Quest Software, Inc. (a)	61,602	858,732
Solera Holdings, Inc. (a)	50,909	1,293,089
Sybase, Inc. (a) (b)	39,718	1,244,762

Security Description	Shares	Value*

Software—(Continued)
Tyler Technologies, Inc. (a) (b)	86,288	$1,347,818
Ultimate Software Group, Inc. (a) (b)	59,516	1,442,668

		13,911,043

Specialty Retail—2.8%
American Eagle Outfitters, Inc.	75,529	1,070,246
Genesco, Inc. (a)	37,039	695,222
hhgregg, Inc. (a) (b)	66,802	1,012,718
Hibbett Sports, Inc. (a) (b)	58,315	1,049,670
Jo-Ann Stores, Inc. (a)	45,464	939,741
Lumber Liquidators, Inc. (a) (b)	73,567	1,159,416
Monro Muffler, Inc. (b)	44,660	1,148,209
Sally Beauty Holdings, Inc. (a) (b)	250,473	1,593,008

		8,668,230

Textiles, Apparel & Luxury Goods—2.5%
Carter’s, Inc. (a) (b)	85,457	2,103,097
FGX International Holdings, Ltd. (a) (b)	64,154	730,073
Fossil, Inc. (a)	60,829	1,464,762
Movado Group, Inc. (a) (b)	72,999	769,409
Phillips-Van Heusen Corp.	48,613	1,394,707
Under Armour, Inc. (a) (b)	54,065	1,209,975

		7,672,023

Thrifts & Mortgage Finance—0.6%
Beneficial Mutual Bancorp, Inc. (a)	108,826	1,044,730
Westfield Financial, Inc.	89,755	813,180

		1,857,910

Water Utilities—0.6%
American State Water Co.	30,450	1,054,788
Middlesex Water Co. (b)	61,079	882,592

		1,937,380

Total Common Stock (Identified Cost $300,487,974)		302,165,457

Short Term Investments — 17.8%

Mutual Funds—15.0%
State Street Navigator Securities Lending Prime Portfolio (c)	46,800,504	46,800,504

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—2.8%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $8,590,002 on 07/01/09, collateralized by $8,720,000 Federal National Mortgage Association 1.722% due 05/10/11 with a value of $8,763,600.	$8,590,000	$8,590,000

Total Short Term Investments (Identified Cost $55,390,504)		55,390,504

Total Investments—114.9% (Identified Cost $355,878,478) (d)		357,555,961
Liabilities in excess of other assets		(46,302,536)

Net Assets—100%		$311,253,425

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $46,816,146 and the collateral received consisted of cash in the amount of $46,800,504 and non-cash collateral with a value of $1,311,795. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $355,869,438 and the composition of unrealized appreciation and depreciation of investment securities was $32,586,740 and $(30,900,217), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$6,779,190	$—	$—	$6,779,190
Air Freight & Logistics	1,569,436	—	—	1,569,436
Auto Components	1,951,520	—	—	1,951,520
Biotechnology	6,224,545	—	—	6,224,545
Building Products	806,658	—	—	806,658
Capital Markets	8,254,541	—	—	8,254,541
Chemicals	4,664,814	—	—	4,664,814
Commercial Banks	15,228,135	—	—	15,228,135
Commercial Services & Supplies	15,036,709	—	—	15,036,709
Communications Equipment	18,949,283	—	—	18,949,283
Computers & Peripherals	2,468,067	—	—	2,468,067
Construction & Engineering	6,049,463	—	—	6,049,463
Construction Materials	1,041,831	—	—	1,041,831
Consumer Finance	1,618,601	—	—	1,618,601
Containers & Packaging	1,948,648	—	—	1,948,648
Distributors	406,015	—	—	406,015
Diversified Consumer Services	3,887,241	—	—	3,887,241
Diversified Financial Services	3,443,154	—	—	3,443,154
Diversified Telecommunication Services	1,161,031	—	—	1,161,031
Electric Utilities	7,699,069	—	—	7,699,069
Electrical Equipment	2,442,092	—	—	2,442,092
Electronic Equipment, Instruments & Components	4,555,019	—	—	4,555,019
Energy Equipment & Services	5,458,662	—	—	5,458,662
Food & Staples Retailing	1,167,769	—	—	1,167,769
Food Products	7,945,311	—	—	7,945,311
Gas Utilities	2,871,245	—	—	2,871,245
Health Care Equipment & Supplies	9,305,473	—	—	9,305,473
Health Care Providers & Services	10,310,232	—	—	10,310,232
Health Care Technology	6,105,577	—	—	6,105,577
Hotels, Restaurants & Leisure	9,557,140	—	—	9,557,140
Household Durables	2,140,026	—	—	2,140,026
Industrial Conglomerates	544,512	—	—	544,512
Insurance	12,883,869	—	—	12,883,869
Internet & Catalog Retail	1,152,648	—	—	1,152,648
Internet Software & Services	3,870,995	—	—	3,870,995
IT Services	9,339,392	—	—	9,339,392
Life Sciences Tools & Services	1,083,987	—	—	1,083,987
Machinery	8,714,013	—	—	8,714,013
Marine	756,316	—	—	756,316
Media	7,498,196	—	—	7,498,196
Metals & Mining	1,238,807	—	—	1,238,807
Multi-Utilities	1,104,224	—	—	1,104,224
Oil, Gas & Consumable Fuels	9,586,008	—	—	9,586,008
Paper & Forest Products	1,028,645	—	—	1,028,645
Personal Products	1,048,352	—	—	1,048,352
Pharmaceuticals	6,533,099	—	—	6,533,099
Professional Services	5,027,394	—	—	5,027,394
Real Estate Investment Trusts	8,732,825	—	—	8,732,825
Real Estate Management & Development	1,472,253	—	—	1,472,253
Road & Rail	1,834,839	—	—	1,834,839

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$13,622,000	$—	$—	$13,622,000
Software	13,911,043	—	—	13,911,043
Specialty Retail	8,668,230	—	—	8,668,230
Textiles, Apparel & Luxury Goods	7,672,023	—	—	7,672,023
Thrifts & Mortgage Finance	1,857,910	—	—	1,857,910
Water Utilities	1,937,380	—	—	1,937,380
Total Common Stock	302,165,457	—	—	302,165,457

Short Term Investments
Mutual Funds	46,800,504	—	—	46,800,504
Repurchase Agreement	—	8,590,000	—	8,590,000
Total Short Term Investments	46,800,504	8,590,000	—	55,390,504

Total Investments	$348,965,961	$8,590,000	$—	$357,555,961

The accompanying notes are an integral part of the financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$357,555,961
Cash		611
Receivable for:
Securities sold		2,964,259
Fund shares sold		124,704
Accrued interest and dividends		329,123

Total Assets		360,974,658
Liabilities
Payable for:
Securities purchased	$2,320,479
Fund shares redeemed	271,923
Collateral for securities loaned	46,800,504
Accrued expenses:
Management fees	219,453
Distribution & service fees	22,361
Deferred directors’ fees	14,602
Other expenses	71,911

Total Liabilities		49,721,233

Net Assets		$311,253,425

Net assets consists of:
Capital paid in		$400,961,404
Undistributed net investment income		405,599
Accumulated net realized losses		(91,791,061)
Unrealized appreciation on investments		1,677,483

Net Assets		$311,253,425

Net Assets
Class A		$188,747,276
Class B		87,546,492
Class E		34,959,657

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,339,641
Class B (2,500,000)		633,154
Class E (2,500,000)		251,149

Net Asset Value and Redemption Price Per Share
Class A		$140.89
Class B		138.27
Class E		139.20

(a) Identified cost of investments		$355,878,478
(b) Includes cash collateral for securities loaned of		46,800,504

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$1,536,116
Interest		288,285	(a)

		1,824,401
Expenses
Management fees	$1,276,562
Distribution & service fees—Class B	93,715
Distribution & service fees—Class E	24,278
Directors’ fees and expenses	16,333
Custodian	21,096
Audit and tax services	15,752
Legal	4,721
Printing	47,284
Insurance	2,572
Miscellaneous	4,088

Total expenses	1,506,401
Less broker commission recapture	(23,540)
Management fee waivers	(70,920)	1,411,941

Net Investment Income		412,460

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(37,726,479)
Change in unrealized appreciation on:
Investments—net		50,582,119

Net gain		12,855,640

Net Increase in Net Assets From Operations		$13,268,100

(a)	Includes income on securities loaned of $287,773.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$412,460	$966,646
Net realized loss	(37,726,479)	(54,329,681)
Change in unrealized appreciation (depreciation)	50,582,119	(124,183,050)

Increase (decrease) in net assets from operations	13,268,100	(177,546,085)

From Distributions to Shareholders
Net investment income
Class A	(559,264)	0
Class E	(34,515)	0

	(593,779)	0

Net realized gain
Class A	0	(45,487,804)
Class B	0	(15,874,319)
Class E	0	(8,378,460)

	0	(69,740,583)

Total distributions	(593,779)	(69,740,583)

Increase (decrease) in net assets from capital share transactions	(3,544,939)	12,399,461

Total increase (decrease) in net assets	9,129,382	(234,887,207)

Net Assets
Beginning of the period	302,124,043	537,011,250

End of the period	$311,253,425	$302,124,043

Undistributed Net Investment Income
End of the period	$405,599	$586,918

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	50,953	$6,452,239	216,694	$34,220,966
Reinvestments	4,281	559,264	239,120	45,487,804
Redemptions	(140,897)	(17,643,368)	(506,056)	(90,931,412)

Net decrease	(85,663)	$(10,631,865)	(50,242)	$(11,222,642)

Class B
Sales	109,478	$13,751,523	148,629	$26,654,280
Reinvestments	0	0	85,044	15,874,319
Redemptions	(44,045)	(5,228,359)	(109,345)	(19,841,634)

Net increase	65,433	$8,523,164	124,328	$22,686,965

Class E
Sales	14,469	$1,832,253	33,364	$5,972,538
Reinvestments	267	34,515	44,592	8,378,460
Redemptions	(27,116)	(3,303,006)	(73,150)	(13,415,860)

Net increase (decrease)	(12,380)	$(1,436,238)	4,806	$935,138

Increase (decrease) derived from capital share transactions		$(3,544,939)		$12,399,461

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$134.79		$247.66	$249.37		$232.80	$220.60	$189.55

Income (Loss) From Investment Operations
Net investment income (loss)	0.24	(a)	0.56 (a)	(0.08	)(a)	0.45	0.11	(0.27)
Net realized and unrealized gain (loss) of investments	6.27		(79.58)	28.82		37.97	14.79	31.32

Total from investment operations	6.51		(79.02)	28.74		38.42	14.90	31.05

Less Distributions
Distributions from net investment income	(0.41)		0.00	(0.22)		0.00	0.00	0.00
Distributions from net realized capital gains	0.00		(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(0.41)		(33.85)	(30.45)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$140.89		$134.79	$247.66		$249.37	$232.80	$220.60

Total Return (%)	4.86	(b)	(35.89)	11.90		16.68	6.93	16.39
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(c)	0.91	0.90		0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.89	0.89		0.92	0.91	0.95
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.98	(c)	0.96	0.95		0.98	0.94	0.98
Ratio of net investment income (loss) to average net assets (%)	0.37	(c)	0.31	(0.03)		0.18	0.05	(0.13)
Portfolio turnover rate (%)	77	(c)	76	64		76	101	135
Net assets, end of period (in millions)	$188.75		$192.12	$365.44		$371.96	$351.28	$368.67

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$132.03		$243.90	$246.37		$230.75	$219.20	$188.59

Income (Loss) From Investment Operations
Net investment income (loss)	0.08	(a)	0.12 (a)	(0.67	)(a)	0.12	(0.25)	0.08
Net realized and unrealized gain (loss) of investments	6.16		(78.14)	28.43		37.35	14.50	30.53

Total from investment operations	6.24		(78.02)	27.76		37.47	14.25	30.61

Less Distributions
Distributions from net realized capital gains	0.00		(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	0.00		(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$138.27		$132.03	$243.90		$246.37	$230.75	$219.20

Total Return (%)	4.73	(b)	(36.06)	11.63		16.39	6.68	16.24
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	(c)	1.16	1.15		1.18	1.19	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.16	(c)	1.14	1.14		1.17	1.17	1.20
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.23	(c)	1.21	1.20		1.23	1.19	1.23
Ratio of net investment income (loss) to average net assets (%)	0.13	(c)	0.07	(0.27)		(0.02)	(0.16)	(0.07)
Portfolio turnover rate (%)	77	(c)	76	64		76	101	135
Net assets, end of period (in millions)	$87.55		$74.96	$108.14		$67.36	$25.36	$6.44

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$132.99		$245.18	$247.29		$231.34	$219.57	$188.95

Income (Loss) From Investment Operations
Net investment income (loss)	0.14	(a)	0.28 (a)	(0.45	)(a)	0.14	(0.21)	(0.45)
Net realized and unrealized gain (loss) of investments	6.21		(78.62)	28.57		37.66	14.68	31.07

Total from investment operations	6.35		(78.34)	28.12		37.80	14.47	30.62

Less Distributions
Distributions from net investment income	(0.14)		0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	0.00		(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(0.14)		(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$139.20		$132.99	$245.18		$247.29	$231.34	$219.57

Total Return (%)	4.79	(b)	(35.99)	11.73		16.51	6.77	16.21
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	(c)	1.06	1.05		1.08	1.09	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	(c)	1.04	1.04		1.07	1.06	1.10
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.13	(c)	1.11	1.10		1.13	1.09	1.13
Ratio of net investment income (loss) to average net assets (%)	0.22	(c)	0.15	(0.18)		0.03	(0.10)	(0.26)
Portfolio turnover rate (%)	77	(c)	76	64		76	101	135
Net assets, end of period (in millions)	$34.96		$35.05	$63.43		$59.82	$50.55	$47.13

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $33,638,006 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$19,284,191	$10,856,813	$50,456,392	$48,915,580	$—	$—	$69,740,583	$59,772,393

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$601,042	$—	$(50,309,981)	$(33,638,006)	$(83,346,945)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(19,021,230)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$107,531,022	$0	$110,718,581

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,276,562	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.05% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

MSF-19

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio(formerly Franklin Templeton Small Cap Growth Portfolio)

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 4.75%, 4.68%, and 4.81%, respectively, compared to its benchmark, the Russell 2000 Growth Index1 , which returned 11.36%. On January 5, 2009, Loomis Sayles & Co., L.P. (“Loomis Sayles”) succeeded Franklin Advisers, Inc. as the subadviser to the Portfolio and the name of the Portfolio was changed from the Franklin Templeton Small Cap Growth Portfolio to the Loomis Sayles Small Cap Growth Portfolio. This commentary and performance reflects the management of Loomis Sayles.

MARKET ENVIRONMENT/CONDITIONS

The first quarter’s dramatic sell-off was equally matched by a nearly unprecedented rally that drove small-cap growth stocks up almost 50% off their recent lows. From a broad market perspective, the rally represented the third largest bounce in equities in the last 100 years. While this type of recovery was positive for returns, quick moves of this magnitude often come with a price. That price was a low quality rally that propelled the smallest of small caps and companies with the most troubled balance sheets and profitability profiles. As we exited the first quarter, riskier stocks were selling at an unusual discount compared to perceived safer names. This dynamic reversed in the second quarter and it now appears that high-quality (safer) names are cheaper than low-quality riskier names, based on our bottom-up stock selection approach and higher quality bias.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six-month period, stock selection in the consumer discretionary and healthcare sectors was the leading detractor to the Portfolio’s performance. Within consumer discretionary, absolute performance of stocks we owned in the Portfolio was 10%, but it was challenging to keep up with the near 26% return of the consumer discretionary stocks in the benchmark. Avoiding high beta stocks was the primary contributor to the sector’s underperformance. Many companies in consumer discretionary were priced to go out of business and valuations quickly reversed when that did not happen. For example, not owning mall-based retailer Aeropostale Inc. and printing company Vistaprint, negatively impacted relative performance as both stocks doubled from their year-end levels. Additional underperformers in consumer discretionary were education companies Grand Canyon Education and Devry due to concern over college funding issues. Leading detractors from the healthcare sector were Dendreon, a biotechnology company, and Gentiva Health Services Inc., a home healthcare service provider. Regarding Dendron, we did not own the stock, but it was up over 400% for the period after reporting positive data for its Provenge vaccine for the treatment of prostate cancer. Within consumer discretionary, not owning high beta stocks was the primary contributor to the sector’s underperformance. Gentiva Health services fell in the first half of the year due concern that the President’s budget proposal would cut Medicare and Medicaid payments for healthcare services.

On a positive note, the technology sector was in favor as investors seemed to anticipate an economic recovery in the second half of the year, which investors seemed to think would disproportionately impact more cyclical sectors of the market. The sector was our largest absolute and relative contributor in the quarter. Our best technology stocks were Brocade Communications and Riverbed Technology. These stocks performed well due to strong competitive positions in resilient end markets. Additional contributors for the period were consumer staples companies, Green Mountain Coffee and Neutral Tandem. Green Mountain is the company behind Keurig one-cup-coffee-brewers and the increasing popular K-cups. The one cup brewing rage represents a significant change in how people are consuming fresh brewed coffee, a trend that was verified by a distribution partnership with Wal-Mart in the period. Neutral Tandem, a communications-related company, performed well due to its unique ability to address markets of low economic sensitivity, allowing them to post solid growth.

The largest shifts in the Portfolio were increasing our weight in the consumer discretionary and technology sectors and reducing our exposure to the financial services and industrials sectors. Technology represents one of our largest overweights in the Portfolio as stock selection is becoming more meaningful due to falling intra-sector correlations. Financials and industrials were reduced in order to reinvest in more traditional growth areas of the market. Our energy overweight was slightly increased throughout the first half of 2009, although profits have been realized in many stocks and redeployed into new ideas.

During the period, we continued to deploy our diversified management process, investing in high-quality, small-cap growth companies across the economy that we believe will outperform over our investment horizon. Our focus during this volatile time remains on positioning the Portfolio in new leadership sectors and stocks that we believe will generate long-term returns as the market heals.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that generally have higher price-to book ratios and higher forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Loomis Sayles Small Cap Growth Portfolio
Class A	4.75	-28.57	-4.78	—	-3.19
Class B	4.68	-28.68	-4.99	—	-3.40
Class E	4.81	-28.64	-4.91	—	-3.30
Russell 2000 Growth Index	11.36	-24.85	-1.32	—	-0.29

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
MedAssets, Inc.	1.6
Riverbed Technology, Inc.	1.4
ICF International, Inc.	1.4
Informatica Corp.	1.4
Catalyst Health Solutions, Inc.	1.3
IHS, Inc.	1.2
New Oriental Education & Technology Group, Inc. (ADR)	1.2
athenahealth, Inc.	1.2
Bio-Reference Labs, Inc.	1.2
Constant Contact, Inc.	1.1

Top Sectors

% of Total Market Value
Information Technology	29.0
Health Care	23.0
Industrials	15.0
Consumer Discretionary	13.0
Financials	7.0
Energy	6.0
Consumer Staples	2.0
Telecommunication Services	2.0
Cash & Cash Equivalents	2.0
Utilities	1.0

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example (formerly Franklin Templeton Small Cap Growth Portfolio)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Loomis Sayles Small Cap Growth—Class A(a)	Actual	1.12%	$1,000.00	$1,047.50	$5.69
	Hypothetical	1.12%	$1,000.00	$1,019.17	$5.61

Loomis Sayles Small Cap Growth—Class B(a)	Actual	1.37%	$1,000.00	$1,046.80	$6.95
	Hypothetical	1.37%	$1,000.00	$1,017.91	$6.85

Loomis Sayles Small Cap Growth—Class E(a)	Actual	1.27%	$1,000.00	$1,048.10	$6.45
	Hypothetical	1.27%	$1,000.00	$1,018.41	$6.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—97.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.5%
Applied Signal Technology, Inc.	24,160	$616,322
Hexcel Corp. (a)	62,695	597,483
Orbital Sciences Corp. (a)	42,415	643,435
Stanley, Inc. (a)	17,362	570,863

		2,428,103

Biotechnology—4.9%
Alexion Pharmaceuticals, Inc. (a)	16,087	661,497
Array Biopharma, Inc. (a)	126,244	396,406
Incyte Corp., Ltd. (a)	127,943	420,933
Isis Pharmaceuticals, Inc. (a)	31,414	518,331
Onyx Pharmaceuticals, Inc. (a)	17,813	503,395
OSI Pharmaceuticals, Inc. (a)	13,576	383,251
Regeneron Pharmaceuticals, Inc. (a)	29,153	522,422

		3,406,235

Capital Markets—3.1%
Greenhill & Co., Inc.	9,230	666,498
KBW, Inc. (a)	24,915	716,556
Stifel Financial Corp. (a)	16,401	788,724

		2,171,778

Commercial Banks—1.6%
Iberiabank Corp.	11,320	446,121
Signature Bank (a)	23,365	633,659

		1,079,780

Commercial Services & Supplies—1.8%
Tetra Tech, Inc. (a)	23,454	671,957
Waste Connections, Inc. (a)	23,002	595,982

		1,267,939

Communications Equipment—9.1%
Brocade Communications Systems, Inc. (a)	90,215	705,481
Ciena Corp. (a)	68,847	712,567
DG FastChannel, Inc. (a)	42,133	771,034
F5 Networks, Inc. (a)	19,770	683,844
Harris Stratex Networks, Inc. (a)	56,636	367,001
Neutral Tandem, Inc. (a)	25,827	762,413
Nice Systems, Ltd. (ADR) (a)	23,483	541,753
Riverbed Technology, Inc. (a)	43,180	1,001,344
Tellabs, Inc. (a)	138,770	795,152

		6,340,589

Computers & Peripherals—0.4%
Data Domain, Inc. (a)	9,271	309,188

Construction & Engineering—4.1%
Dycom Industries, Inc. (a)	62,187	688,410
MasTec, Inc. (a)	64,269	753,233
Northwest Pipe Co. (a)	21,668	753,180
Orion Marine Group, Inc. (a)	35,597	676,343

		2,871,166

Security Description	Shares	Value*

Diversified Consumer Services—2.2%
Capella Education Co. (a)	12,181	$730,251
New Oriental Education & Technology Group, Inc. (ADR) (a)	12,173	819,973

		1,550,224

Diversified Financial Services—1.0%
MSCI, Inc. (a)	28,728	702,112

Diversified Telecommunication Services—0.9%
NTELOS Holdings Corp.	34,479	635,103

Electric Utilities—1.0%
ITC Holdings Corp.	15,498	702,989

Electronic Equipment, Instruments & Components—1.7%
Cogent, Inc. (a)	50,107	537,648
IPG Photonics Corp. (a)	55,863	612,817

		1,150,465

Energy Equipment & Services—2.7%
Hornbeck Offshore Services, Inc. (a)	28,009	599,113
Oceaneering International, Inc. (a)	14,871	672,169
Tesco Corp. (a)	72,833	578,294

		1,849,576

Food Products—2.4%
Diamond Foods, Inc.	24,052	671,051
Green Mountain Coffee Roasters, Inc. (a)	8,691	513,812
Smart Balance, Inc. (a)	74,755	509,081

		1,693,944

Health Care Equipment & Supplies—4.4%
Haemonetics Corp. (a)	10,810	616,170
Masimo Corp. (a)	18,196	438,705
NuVasive, Inc. (a)	14,596	650,982
ResMed, Inc. (a)	18,049	735,136
Volcano Corp. (a)	42,552	594,877

		3,035,870

Health Care Providers & Services—6.0%
AMERIGROUP Corp. (a)	20,733	556,681
Bio-Reference Labs, Inc. (a)	25,926	819,521
Catalyst Health Solutions, Inc. (a)	36,431	908,589
Genoptix, Inc. (a)	23,777	760,626
IPC The Hospitalist Co., Inc. (a)	25,322	675,844
Sun Healthcare Group, Inc. (a)	53,538	451,861

		4,173,122

Health Care Technology—4.8%
athenahealth, Inc. (a)	22,149	819,735
MedAssets, Inc. (a)	57,796	1,124,132
Phase Forward, Inc. (a)	45,975	694,682
SXC Health Solutions Corp. (a)	27,590	701,338

		3,339,887

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—4.0%
BJ’s Restaurants, Inc. (a)	34,528	$582,488
Buffalo Wild Wings, Inc. (a)	15,093	490,824
Panera Bread Co. (a)	9,966	496,905
Pinnacle Entertainment, Inc. (a)	53,624	498,167
Texas Roadhouse, Inc. (a)	62,965	686,948

		2,755,332

Insurance—0.9%
Amtrust Financial Services, Inc.	55,883	637,066

Internet Software & Services—2.7%
Constant Contact, Inc. (a)	40,414	801,814
DealerTrack Holdings, Inc. (a)	36,264	616,488
Vocus, Inc. (a)	23,718	468,667

		1,886,969

IT Services—0.9%
Cybersource Corp. (a)	42,797	654,794

Life Sciences Tools & Services—0.9%
Nektar Therapeutics (a)	91,632	593,775

Machinery—2.1%
Bucyrus International, Inc.	18,856	538,527
Energy Recovery, Inc. (a)	62,111	439,746
Wabtec Corp.	15,969	513,723

		1,491,996

Media—0.8%
IMAX Corp. (a)	72,141	585,785

Oil, Gas & Consumable Fuels—3.0%
Arena Resources, Inc. (a)	20,448	651,269
Comstock Resources, Inc. (a)	21,914	724,258
Concho Resources, Inc. (a)	24,032	689,478

		2,065,005

Pharmaceuticals—2.0%
Cypress Bioscience, Inc. (a)	37,864	356,679
Eurand NV (a)	41,620	541,060
Inspire Pharmaceuticals, Inc. (a)	87,704	487,634

		1,385,373

Professional Services—3.5%
ICF International, Inc. (a)	35,146	969,678
IHS, Inc. (a)	17,735	884,444
Monster Worldwide, Inc. (a)	51,423	607,306

		2,461,428

Semiconductors & Semiconductor Equipment—6.5%
Cavium Networks, Inc. (a)	38,943	654,632
Hittite Microwave Corp. (a)	16,999	590,715
Lam Research Corp. (a)	25,965	675,090

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—Continued
NetLogic Microsystems, Inc. (a)	17,193	$626,857
Power Integrations, Inc.	23,218	552,356
Silicon Laboratories, Inc. (a)	20,079	761,797
Varian Semiconductor Equipment Associates, Inc. (a)	28,133	674,911

		4,536,358

Software—8.2%
Ariba, Inc. (a)	70,606	694,763
Blackboard, Inc. (a)	24,748	714,227
Concur Technologies, Inc. (a)	20,001	621,631
DemandTec, Inc. (a)	56,461	496,857
Informatica Corp. (a)	54,078	929,601
Solera Holdings, Inc. (a)	27,848	707,339
Tyler Technologies, Inc. (a)	47,202	737,295
Ultimate Software Group, Inc. (a)	32,557	789,182

		5,690,895

Specialty Retail—4.3%
American Eagle Outfitters, Inc.	41,316	585,448
hhgregg, Inc. (a)	36,542	553,977
Hibbett Sports, Inc. (a)	31,899	574,182
Lumber Liquidators, Inc. (a)	40,242	634,214
Monro Muffler, Inc.	24,430	628,095

		2,975,916

Textiles, Apparel & Luxury Goods—2.1%
Phillips-Van Heusen Corp.	26,593	762,953
Under Armour, Inc. (a)	29,575	661,889

		1,424,842

Total Common Stock (Identified Cost $61,497,659)		67,853,604

Short Term Investments—1.6%
	Par Amount

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $1,130,000 on 07/01/09, collateralized by $1,150,000 Federal National Mortgage Association 1.722% due 05/10/11 with a value of $1,155,750.	$1,130,000	1,130,000

Total Short Term Investments (Identified Cost $1,130,000)		1,130,000

Total Investments—99.1% (Identified Cost $62,627,659) (b)		68,983,604
Other assets less liabilities		602,510

Net Assets—100%		$69,586,114

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $62,627,659 and the composition of unrealized appreciation and depreciation of investment securities was $9,019,493 and $(2,663,548), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$2,428,103	$—	$—	$2,428,103
Biotechnology	3,406,235	—	—	3,406,235
Capital Markets	2,171,778	—	—	2,171,778
Commercial Banks	1,079,780	—	—	1,079,780
Commercial Services & Supplies	1,267,939	—	—	1,267,939
Communications Equipment	6,340,589	—	—	6,340,589
Computers & Peripherals	309,188	—	—	309,188
Construction & Engineering	2,871,166	—	—	2,871,166
Diversified Consumer Services	1,550,224	—	—	1,550,224
Diversified Financial Services	702,112	—	—	702,112
Diversified Telecommunication Services	635,103	—	—	635,103
Electric Utilities	702,989	—	—	702,989
Electronic Equipment, Instruments & Components	1,150,465	—	—	1,150,465
Energy Equipment & Services	1,849,576	—	—	1,849,576
Food Products	1,693,944	—	—	1,693,944
Health Care Equipment & Supplies	3,035,870	—	—	3,035,870
Health Care Providers & Services	4,173,122	—	—	4,173,122
Health Care Technology	3,339,887	—	—	3,339,887
Hotels, Restaurants & Leisure	2,755,332	—	—	2,755,332
Insurance	637,066	—	—	637,066
Internet Software & Services	1,886,969	—	—	1,886,969
IT Services	654,794	—	—	654,794
Life Sciences Tools & Services	593,775	—	—	593,775
Machinery	1,491,996	—	—	1,491,996
Media	585,785	—	—	585,785
Oil, Gas & Consumable Fuels	2,065,005	—	—	2,065,005
Pharmaceuticals	1,385,373	—	—	1,385,373
Professional Services	2,461,428	—	—	2,461,428
Semiconductors & Semiconductor Equipment	4,536,358	—	—	4,536,358
Software	5,690,895	—	—	5,690,895
Specialty Retail	2,975,916	—	—	2,975,916
Textiles, Apparel & Luxury Goods	1,424,842	—	—	1,424,842
Total Common Stock	67,853,604	—	—	67,853,604

Short Term Investments
Repurchase Agreement	—	1,130,000	—	1,130,000
Total Investments	$67,853,604	$1,130,000	$—	$68,983,604

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$68,983,604
Cash		617
Receivable for:
Securities sold		1,230,085
Fund shares sold		98,350
Accrued interest and dividends		16,167

Total Assets		70,328,823
Liabilities
Payable for:
Securities purchased	$615,882
Fund shares redeemed	24,059
Accrued expenses:
Management fees	48,513
Distribution & service fees	10,089
Deferred directors’ fees	2,421
Other expenses	41,745

Total Liabilities		742,709

Net Assets		$69,586,114

Net assets consists of:
Capital paid in		$111,440,993
Undistributed net investment income		(325,804)
Accumulated net realized losses		(47,885,020)
Unrealized appreciation on investments		6,355,945

Net Assets		$69,586,114

Net Assets
Class A		$17,924,505
Class B		45,711,020
Class E		5,950,589

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		3,010,236
Class B (15,000,000)		7,851,949
Class E (5,000,000)		1,011,449

Net Asset Value and Redemption Price Per Share
Class A		$5.95
Class B		5.82
Class E		5.88

(a) Identified cost of investments		$62,627,659

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$66,633
Interest		9,495 (a)

		76,128
Expenses
Management fees	$269,534
Distribution & service fees—Class B	50,243
Distribution & service fees—Class E	4,066
Directors’ fees and expenses	15,769
Custodian	11,780
Audit and tax services	15,752
Legal	17,602
Printing	18,340
Insurance	789
Miscellaneous	3,684

Total expenses	407,559
Management fee waivers	(5,627)	401,932

Net Investment Loss		(325,804)

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(31,331,384)
Change in unrealized appreciation on:
Investments—net		34,867,779

Net gain		3,536,395

Net Increase in Net Assets From Operations		$3,210,591

(a)	Includes income on securities loaned of $5,358.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment loss	$(325,804)	$(511,733)
Net realized loss	(31,331,384)	(16,414,620)
Change in unrealized appreciation (depreciation)	34,867,779	(35,087,043)

Increase (decrease) in net assets from operations	3,210,591	(52,013,396)

From Distributions to Shareholders
Net realized gain
Class A	0	(6,691,563)
Class B	0	(5,721,495)
Class E	0	(955,207)

	0	(13,368,265)

Tax return of capital
Class A	0	(15,093)
Class B	0	(12,905)
Class E	0	(2,155)

	0	(30,153)

Total distributions	0	(13,398,418)

Increase (decrease) in net assets from capital share transactions	1,966,628	(28,453,118)

Total increase (decrease) in net assets	5,177,219	(93,864,932)

Net Assets
Beginning of the period	64,408,895	158,273,827

End of the period	$69,586,114	$64,408,895

Undistributed Net Investment Income (Loss)
End of the period	$(325,804)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	229,987	$1,238,224	1,351,423	$11,485,843
Reinvestments	0	0	791,813	6,706,656
Redemptions	(297,207)	(1,581,749)	(6,374,207)	(52,548,377)

Net decrease	(67,220)	$(343,525)	(4,230,971)	$(34,355,878)

Class B
Sales	1,042,520	$5,518,967	1,618,617	$12,117,806
Reinvestments	0	0	690,892	5,734,400
Redemptions	(575,194)	(3,031,664)	(1,356,426)	(10,635,792)

Net increase	467,326	$2,487,303	953,083	$7,216,414

Class E
Sales	79,364	$436,816	69,302	$499,063
Reinvestments	0	0	114,244	957,362
Redemptions	(118,062)	(613,966)	(339,372)	(2,770,079)

Net decrease	(38,698)	$(177,150)	(155,826)	$(1,313,654)

Increase (decrease) derived from capital share transactions		$1,966,628		$(28,453,118)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$5.68		$10.68		$10.94		$10.43	$10.35	$9.29

Income (Loss) From Investment Operations
Net investment loss	(0.02	)(a)	(0.03	)(a)	(0.04	)(a)	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) of investments	0.29		(4.08)		0.57		1.11	0.48	1.14

Total from investment operations	0.27		(4.11)		0.53		1.06	0.43	1.06

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	)(b)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.95		$5.68		$10.68		$10.94	$10.43	$10.35

Total Return (%)	4.75	(c)	(41.17)		4.54		10.01	4.65	11.41
Ratio of operating expenses to average net assets before expense reductions (%)	1.12	(d)	1.03		1.01		1.09	1.13	1.15
Ratio of operating expenses to average net assets after expense reductions (%) (e)	N/A	(d)	1.03		1.01		1.07	1.11	1.15
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	1.14	(d)	N/A		N/A		1.09	1.13	1.15
Ratio of net investment loss to average net assets (%)	(0.88	)(d)	(0.31)		(0.33)		(0.45)	(0.52)	(0.80)
Portfolio turnover rate (%)	280	(d)	68		60		68	52	50
Net assets, end of period (in millions)	$17.92		$17.49		$78.03		$53.52	$33.04	$31.89

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$5.56		$10.49		$10.79		$10.32	$10.27	$9.24

Income (Loss) From Investment Operations
Net investment loss	(0.03	)(a)	(0.05	)(a)	(0.07	)(a)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss) of investments	0.29		(3.99)		0.56		1.10	0.45	1.11

Total from investment operations	0.26		(4.04)		0.49		1.02	0.40	1.03

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	)(b)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.82		$5.56		$10.49		$10.79	$10.32	$10.27

Total Return (%)	4.68	(c)	(41.31)		4.32		9.72	4.39	11.15
Ratio of operating expenses to average net assets before expense reductions (%)	1.37	(d)	1.28		1.26		1.34	1.38	1.40
Ratio of operating expenses to average net assets after expense reductions (%) (e)	N/A	(d)	1.28		1.26		1.32	1.36	1.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	1.39	(d)	N/A		N/A		1.34	1.38	1.40
Ratio of net investment loss to average net assets (%)	(1.13	)(d)	(0.58)		(0.59)		(0.72)	(0.73)	(1.05)
Portfolio turnover rate (%)	280	(d)	68		60		68	52	50
Net assets, end of period (in millions)	$45.71		$41.05		$67.49		$73.26	$61.75	$34.66

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$5.61		$10.58		$10.86		$10.37	$10.31	$9.27

Income (Loss) From Investment Operations
Net investment loss	(0.03	)(a)	(0.04	)(a)	(0.05	)(a)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gain (loss) of investments	0.30		(4.04)		0.56		1.11	0.48	1.13

Total from investment operations	0.27		(4.08)		0.51		1.04	0.41	1.04

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	)(b)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.88		$5.61		$10.58		$10.86	$10.37	$10.31

Total Return (%)	4.81	(c)	(41.34)		4.48		9.87	4.47	11.22
Ratio of operating expenses to average net assets before expense reductions (%)	1.27	(d)	1.18		1.16		1.24	1.28	1.30
Ratio of operating expenses to average net assets after expense reductions (%) (e)	N/A	(d)	1.18		1.16		1.22	1.26	1.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	1.29	(d)	N/A		N/A		1.24	1.28	1.30
Ratio of net investment loss to average net assets (%)	(1.03	)(d)	(0.48)		(0.50)		(0.62)	(0.67)	(0.95)
Portfolio turnover rate (%)	280	(d)	68		60		68	52	50
Net assets, end of period (in millions)	$5.95		$5.90		$12.76		$13.64	$14.05	$14.55

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains includes a tax return of capital distribution that was less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(f)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $11,523,447 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$1,957,737	$2,576,163	$11,410,528	$8,351,755	$30,153	$—	$13,398,418	$10,927,918

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$—	$—	$(32,089,670)	$(11,523,447)	$(43,613,117)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(1,452,353)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$88,062,554	$0	$84,928,490

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$269,534	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Loomis Sayles replaced Franklin Advisers, Inc. as the subadviser to the Portfolio on January 5, 2009.

Management Fee Waivers:

MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee to the annual rate of 0.85% for the first $100 million of the Portfolio’s average daily net assets, 0.80% for the next $400 million and 0.80% for amounts over $500 million. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Managed by Artisan Partners L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Artisan Partners L.P. became subadviser to the Portfolio on May 1, 2009. Prior to May 1, 2009, the Portfolio was subadvised by Harris Associates L.P.

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 12.63%, 12.48%, and 12.54%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 3.19%.

MARKET ENVIRONMENT/CONDITIONS

The following discussion was provided by Harris Associates L.P. and refers to the period when they served as the Portfolio’s subadviser (January 1, 2009 to April 30, 2009)

The opening three months of 2009 delivered the sixth consecutive negative quarter for the overall equity market, yet we detected some encouraging signs amidst the atmosphere of caution that had held the market hostage for some time. While there had been many comparisons to the 1930s, we saw some important differences: government safety nets that served to cushion the economic pain to that point, massive fiscal and monetary stimulus, falling energy costs and improvements in housing affordability which we believed were likely to deliver a recovery within a reasonable time frame. Also, credit spreads narrowed and merger and acquisition activity appeared to be increasing.

And indeed, the equity market rebound over the most recent three months offered some welcome news to weary investors. The rally surprised many, yet our conversations with nervous clients in recent months had emphasized the large opportunity in the equity market: valuations (that had fallen way too far), survivorship (by owning businesses that would be able to ride out most any storm), and history (which argued for eventual cyclical recovery). The massive fiscal and monetary responses to the crisis have helped minimize the chance of a worst-case outcome, albeit with a high cost. The economic challenges certainly remain large, but we believe markets are already incorporating a great deal of skepticism into current prices (as evidenced by massive cash reserves).

The following discussion was provided by Artisan Partners L.P. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2009 to June 30, 2009)

During the period, investors continued to digest economic reports, both positive and negative, in hopes of identifying signs that the worst of the recession might be over. In the Russell Midcap® Value Index, the majority of sectors advanced during the period. The traditionally defensive health care, consumer staples and utilities sectors were the leaders. The consumer discretionary and industrials sectors were the exceptions, ending the period in negative territory.

PORTFOLIO REVIEW/CURRENT POSITIONING

The following discussion was provided by Harris Associates L.P. and refers to the period when they served as the Portfolio’s subadviser (January 1, 2009 to April 30, 2009)

State Street, Morgan Stanley, and Weyerhaeuser had the most positive impact on performance during the period. State Street continues to gain assets and, despite a challenging operating environment, both the asset servicing and asset management areas have seen a rise in new business. The company has been dealing with concerns surrounding a need to raise capital. State Street has a strong position in its industry and we believe it is well positioned once the economic environment improves.

Morgan Stanley has improved its balance sheet and has been able to withstand tough capital market conditions better than its peers. During the first quarter, the company announced a major combination of its global wealth management business with Citicorp; Morgan Stanley will control the new joint venture at attractive terms.

Weyerhaeuser reported first quarter 2009 results that were better than expected, which lifted the stock price.

Bank of America, Starwood Hotels & Resorts, and Discover Financial Services had the most negative impact on performance during the period. Bank of America declined significantly as it digested the assets of Merrill Lynch at the beginning of the year. Although margins remained strong in many of the company’s business lines, including the combined entity’s global wealth management business, problems in the investment bank were more significant than we anticipated, and we exited the position during the first quarter.

Starwood Hotels & Resorts declined late in 2008 through first quarter 2009 given the continued downturn and uncertainty in the global travel markets. Although the near term outlook remains weak, management is executing well on costs and is opportunistically adding to its room base. We find this collection of brands, especially those on the upper-end, to be very attractive and believe that the company’s true value will be fully identified once the economy turns.

Discover Financial Services increased its loan loss reserve during the first quarter, leading to lower than expected earnings. This company continues to be a positive outlier relative to its competition in regards to capital levels, reserve rates and charge-offs. Though very levered to the economy, we believe this enterprise has a solid capital position and its valuation makes it quite attractive at its current price.

The following discussion was provided by Artisan Partners L.P. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2009 to June 30, 2009)

Although the Portfolio’s performance was very modest in May and June, we had several stocks that posted double-digit advances. Our best performers included managed-care company CIGNA

MSF-1

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Managed by Artisan Partners L.P.

Portfolio Manager Commentary*

Corporation, hard disk drive manufacturer Seagate Technology, contract research organization Covance, Inc. and freight transportation and logistics provider Con-way Inc. We sold our position in Con-way during the period. Ongoing weakness and overcapacity in the industry caused us to lower our estimate of normal earnings and thus our valuation of the shares. That combined with a big rally in the stock during the period prompted us to exit our position. On the downside, the Portfolio was negatively impacted by weakness in floor coverings manufacturer Mohawk Industries, Inc., oil refiner Valero Energy Corporation, title insurance provider Fidelity National Financial, Inc. and uniform manufacturer Cintas Corporation.

Outside of our sale of Con-way, there were few changes to the portfolio during the period. We initiated positions in fast-food restaurant chain Burger King Holdings, Inc. and IT services provider SAIC, Inc. We were attracted to both companies based on the key characteristics of our investment process—attractive valuation, sound financial condition and attractive business economics.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX & THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Met/Artisan Mid Cap Value Portfolio
Class A	12.63	-28.55	-5.45	2.20	—
Class B	12.48	-28.72	-5.68	—	0.68
Class E	12.54	-28.65	-5.59	—	0.46
Russell Midcap Value Index	3.19	-30.52	-0.43	4.00	—
Russell Midcap Index	9.96	-30.36	-0.11	3.15	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Alleghany Corp.	3.4
Rockwell Collins, Inc.	2.9
Ingram Micro, Inc.	2.9
Omnicom Group, Inc.	2.3
Nabors Industries, Ltd.	2.3
Avnet, Inc.	2.3
CIGNA Corp.	2.2
Fidelity National Financial, Inc.	2.2
Seagate Technology	2.2
Cimarex Energy Co.	2.1

Top Sectors

% of Total Market Value
Industrials	22.1
Information Technology	19.9
Financials	15.2
Consumer Discretionary	14.3
Energy	10.0
Health Care	7.6
Cash & Cash Equivalents	5.6
Consumer Staples	4.9
Utilities	0.4

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Met/Artisan Mid Cap Value—Class A	Actual	0.85%	$1,000.00	$1,126.30	$4.48
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Met/Artisan Mid Cap Value—Class B	Actual	1.10%	$1,000.00	$1,124.80	$5.80
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

Met/Artisan Mid Cap Value—Class E	Actual	1.00%	$1,000.00	$1,125.40	$5.27
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—94.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.3%
General Dynamics Corp.	273,700	$15,160,243
Rockwell Collins, Inc.	738,300	30,809,259

		45,969,502

Auto Components—2.0%
BorgWarner, Inc. (a)	623,100	21,278,865

Automobiles—1.3%
Thor Industries, Inc.	773,654	14,212,024

Commercial Services & Supplies—1.9%
Cintas Corp.	893,200	20,400,688

Computers & Peripherals—2.2%
Seagate Technology (a)	2,195,800	22,968,068

Consumer Finance—0.2%
The Student Loan Corp.	61,398	2,284,006

Electrical Equipment—4.7%
Acuity Brands, Inc. (b)	669,885	18,790,274
Hubbell, Inc. (Class B)	587,651	18,840,091
Thomas & Betts Corp. (a)	405,800	11,711,388

		49,341,753

Electronic Equipment, Instruments & Components—8.1%
Arrow Electronics, Inc. (a)	979,536	20,805,345
Avnet, Inc. (a)	1,152,200	24,230,766
Corning, Inc.	608,300	9,769,298
Ingram Micro, Inc. (a)	1,759,900	30,798,250

		85,603,659

Energy Equipment & Services—5.1%
Baker Hughes, Inc.	276,500	10,075,660
Nabors Industries, Ltd. (a)	1,559,400	24,295,452
Pride International, Inc. (a)	802,000	20,098,120

		54,469,232

Food & Staples Retailing—1.5%
Sysco Corp.	697,900	15,688,792

Food Products—3.4%
Campbell Soup Co.	611,000	17,975,620
H.J. Heinz Co.	498,600	17,800,020

		35,775,640

Health Care Equipment & Supplies—1.9%
Stryker Corp.	513,400	20,402,516

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	524,000	16,008,200
CIGNA Corp.	980,200	23,613,018

		39,621,218

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—2.9%
Burger King Holdings, Inc.	709,300	$12,249,611
Carnival Corp. (a)	726,400	18,719,328

		30,968,939

Household Durables—1.5%
Mohawk Industries, Inc. (a) (b)	437,030	15,593,230

Insurance—13.1%
Alleghany Corp. (a)	131,848	35,730,808
Allied World Assurance Co. Holdings, Ltd.	468,877	19,144,248
Arch Capital Group, Ltd. (a)	351,200	20,573,296
Brown & Brown, Inc.	948,500	18,903,605
Fidelity National Financial, Inc.	1,741,500	23,562,495
The Progressive Corp. (a)	1,277,200	19,298,492
White Mountains Insurance Group, Ltd.	6,900	1,579,479

		138,792,423

IT Services—2.9%
Hewitt Associates, Inc. (a)	638,300	19,008,574
SAIC, Inc. (a)	608,700	11,291,385

		30,299,959

Leisure Equipment & Products—1.7%
Mattel, Inc.	1,152,000	18,489,600

Life Sciences Tools & Services—1.9%
Covance, Inc. (a) (b)	413,700	20,354,040

Machinery—1.9%
Dover Corp.	591,900	19,585,971

Marine—0.9%
Alexander & Baldwin, Inc.	422,200	9,896,368

Media—4.3%
Marvel Entertainment, Inc. (a) (b)	595,800	21,204,522
Omnicom Group, Inc.	770,700	24,338,706

		45,543,228

Multi-Utilities—0.4%
TECO Energy, Inc.	344,400	4,108,692

Oil, Gas & Consumable Fuels—4.9%
Cimarex Energy Co. (b)	763,800	21,646,092
EOG Resources, Inc.	254,800	17,306,016
Valero Energy Corp.	774,400	13,079,616

		52,031,724

Professional Services—5.6%
Equifax, Inc.	742,600	19,381,860
Manpower, Inc.	488,100	20,666,154
Robert Half International, Inc. (b)	814,700	19,243,214

		59,291,228

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—1.9%
Annaly Capital Management, Inc.	1,336,700	$20,237,638

Road & Rail—1.4%
Ryder System, Inc.	511,300	14,275,496

Semiconductors & Semiconductor Equipment—5.7%
Analog Devices, Inc.	870,600	21,573,468
Lam Research Corp. (a)	757,200	19,687,200
National Semiconductor Corp.	1,493,600	18,744,680

		60,005,348

Software—1.2%
Autodesk, Inc. (a)	652,900	12,392,042

Specialty Retail—0.5%
AutoZone, Inc. (a) (b)	35,400	5,349,294

Trading Companies & Distributors—1.5%
GATX Corp. (b)	613,100	15,768,932

Total Common Stock (Identified Cost $976,127,730)		1,001,000,115

Short Term Investments—10.2%
Security Description	Shares/Par Amount	Value*

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	50,991,793	$50,991,793

Repurchase Agreement —5.4%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $57,372,016 on 07/01/09, collateralized by $54,440,000 Federal Home Loan Bank 5.000% due 11/17/17 with a value of $58,523,000.	$57,372,000	57,372,000

Total Short Term Investments (Identified Cost $108,363,793)		108,363,793

Total Investments—104.7% (Identified Cost $1,084,491,523) (d)		1,109,363,908
Liabilities in excess of other assets		(49,597,700)

Net Assets—100%		$1,059,766,208

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $49,135,115 and the collateral received consisted of cash in the amount of $50,991,793. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,084,491,523 and the composition of unrealized appreciation and depreciation of investment securities was $57,422,989 and $(32,550,604), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$45,969,502	$—	$—	$45,969,502
Auto Components	21,278,865	—	—	21,278,865
Automobiles	14,212,024	—	—	14,212,024
Commercial Services & Supplies	20,400,688	—	—	20,400,688
Computers & Peripherals	22,968,068	—	—	22,968,068
Consumer Finance	2,284,006	—	—	2,284,006
Electrical Equipment	49,341,753	—	—	49,341,753
Electronic Equipment, Instruments & Components	85,603,659	—	—	85,603,659
Energy Equipment & Services	54,469,232	—	—	54,469,232
Food & Staples Retailing	15,688,792	—	—	15,688,792
Food Products	35,775,640	—	—	35,775,640
Health Care Equipment & Supplies	20,402,516	—	—	20,402,516
Health Care Providers & Services	39,621,218	—	—	39,621,218
Hotels, Restaurants & Leisure	30,968,939	—	—	30,968,939
Household Durables	15,593,230	—	—	15,593,230
Insurance	138,792,423	—	—	138,792,423
IT Services	30,299,959	—	—	30,299,959
Leisure Equipment & Products	18,489,600	—	—	18,489,600
Life Sciences Tools & Services	20,354,040	—	—	20,354,040
Machinery	19,585,971	—	—	19,585,971
Marine	9,896,368	—	—	9,896,368
Media	45,543,228	—	—	45,543,228
Multi-Utilities	4,108,692	—	—	4,108,692
Oil, Gas & Consumable Fuels	52,031,724	—	—	52,031,724
Professional Services	59,291,228	—	—	59,291,228
Real Estate Investment Trusts	20,237,638	—	—	20,237,638
Road & Rail	14,275,496	—	—	14,275,496
Semiconductors & Semiconductor Equipment	60,005,348	—	—	60,005,348
Software	12,392,042	—	—	12,392,042
Specialty Retail	5,349,294	—	—	5,349,294
Trading Companies & Distributors	15,768,932	—	—	15,768,932
Total Common Stock	1,001,000,115	—	—	1,001,000,115

Short Term Investments
Mutual Funds	50,991,793	—	—	50,991,793
Repurchase Agreement	—	57,372,000	—	57,372,000
Total Short Term Investments	50,991,793	57,372,000	—	108,363,793

Total Investments	$1,051,991,908	$57,372,000	$—	$1,109,363,908

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$1,109,363,908
Cash		250
Receivable for:
Securities sold		1,897,955
Fund shares sold		368,706
Accrued interest and dividends		1,873,112

Total Assets		1,113,503,931
Liabilities
Payable for:
Securities purchased	$1,538,075
Fund shares redeemed	192,688
Collateral for securities loaned	50,991,793
Accrued expenses:
Management fees	716,763
Distribution & service fees	73,021
Deferred directors' fees	12,265
Other expenses	213,118

Total Liabilities		53,737,723

Net Assets		$1,059,766,208

Net assets consists of:
Capital paid in		$1,714,152,961
Undistributed net investment income		4,324,484
Accumulated net realized losses		(683,583,622)
Unrealized appreciation on investments		24,872,385

Net Assets		$1,059,766,208

Net Assets
Class A		$667,464,539
Class B		288,480,282
Class E		103,821,387

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		5,662,878
Class B (5,000,000)		2,504,979
Class E (5,000,000)		891,464

Net Asset Value and Redemption Price Per Share
Class A		$117.87
Class B		115.16
Class E		116.46

(a) Identified cost of investments		$1,084,491,523
(b) Includes cash collateral for securities loaned of		50,991,793

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$8,265,652
Interest		303,289	(a)

		8,568,941
Expenses
Management fees	$3,453,734
Distribution & service fees—Class B	327,085
Distribution & service fees—Class E	71,927
Directors' fees and expenses	16,873
Custodian	37,039
Audit and tax services	15,751
Legal	41,202
Printing	173,409
Insurance	7,867
Miscellaneous	10,476

Total expenses	4,155,363
Less broker commission recapture	(2,516)	4,152,847

Net Investment Income		4,416,094

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(404,349,411)
Futures contracts—net	(197,539)	(404,546,950)

Change in unrealized appreciation on:
Investments—net		507,100,777

Net gain		102,553,827

Net Increase in Net Assets From Operations		$106,969,921

(a)	Includes income on securities loaned of $299,781.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$4,416,094	$9,829,831
Net realized loss	(404,546,950)	(279,034,548)
Change in unrealized appreciation (depreciation)	507,100,777	(474,093,714)

Increase (decrease) in net assets from operations	106,969,921	(743,298,431)

From Distributions to Shareholders
Net investment income
Class A	(6,345,679)	(3,843,469)
Class B	(2,431,846)	(163,747)
Class E	(1,017,781)	(283,999)

	(9,795,306)	(4,291,215)

Net realized gain
Class A	0	(118,433,659)
Class B	0	(49,938,152)
Class E	0	(19,246,959)

	0	(187,618,770)

Total distributions	(9,795,306)	(191,909,985)

Increase (decrease) in net assets from capital share transactions	107,878,184	(226,948,280)

Total increase (decrease) in net assets	205,052,799	(1,162,156,696)

Net Assets
Beginning of the period	854,713,409	2,016,870,105

End of the period	$1,059,766,208	$854,713,409

Undistributed Net Investment Income
End of the period	$4,324,484	$9,703,696

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,924,254	$218,914,475	1,066,502	$164,423,922
Reinvestments	56,856	6,345,679	677,023	122,277,128
Redemptions	(975,172)	(108,652,845)	(2,779,087)	(497,467,176)

Net increase (decrease)	1,005,938	$116,607,309	(1,035,562)	$(210,766,126)

Class B
Sales	132,714	$13,800,978	245,342	$36,268,149
Reinvestments	22,290	2,431,846	284,041	50,101,899
Redemptions	(185,849)	(19,112,953)	(558,388)	(92,348,517)

Net decrease	(30,845)	$(2,880,129)	(29,005)	$(5,978,469)

Class E
Sales	23,096	$2,464,281	89,986	$11,844,253
Reinvestments	9,226	1,017,781	109,478	19,530,958
Redemptions	(91,377)	(9,331,058)	(254,653)	(41,578,896)

Net decrease	(59,055)	$(5,848,996)	(55,189)	$(10,203,685)

Increase (decrease) derived from capital share transactions		$107,878,184		$(226,948,280)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$105.95		$219.43	$269.23	$265.37	$243.86	$224.26

Income (Loss) from Investment Operations
Net investment income	0.58	(a)	1.29 (a)	0.73 (a)	1.41	0.78	0.23
Net realized and unrealized gain (loss) of investments	12.71		(93.36)	(15.83)	28.89	23.48	21.85

Total from investment operations	13.29		(92.07)	(15.10)	30.30	24.26	22.08

Less Distributions
Distributions from net investment income	(1.37)		(0.67)	(1.51)	(0.83)	(0.11)	(0.10)
Distributions from net realized capital gains	0.00		(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(1.37)		(21.41)	(34.70)	(26.44)	(2.75)	(2.48)

Net Asset Value, End of Period	$117.87		$105.95	$219.43	$269.23	$265.37	$243.86

Total Return (%)	12.63	(b)	(46.00)	(6.84)	12.45	9.98	9.93
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.78	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	(c)	N/A	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	N/A	(c)	0.78	0.76	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.09	(c)	0.77	0.30	0.60	0.35	0.15
Portfolio turnover rate (%)	290	(c)	58	68	50	25	16
Net assets, end of period (in millions)	$667.46		$493.39	$1,249.12	$1,230.43	$1,024.62	$809.91

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$103.30		$214.35	$263.76	$260.34	$239.96	$221.17

Income (Loss) from Investment Operations
Net investment income (loss)	0.42	(a)	0.92 (a)	0.10 (a)	0.91	0.22	(0.24)
Net realized and unrealized gain (loss) of investments	12.41		(91.16)	(15.46)	28.36	22.80	21.41

Total from investment operations	12.83		(90.24)	(15.36)	29.27	23.02	21.17

Less Distributions
Distributions from net investment income	(0.97)		(0.07)	(0.86)	(0.24)	0.00	0.00
Distributions from net realized capital gains	0.00		(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(0.97)		(20.81)	(34.05)	(25.85)	(2.64)	(2.38)

Net Asset Value, End of Period	$115.16		$103.30	$214.35	$263.76	$260.34	$239.96

Total Return (%)	12.48	(b)	(46.13)	(7.07)	12.17	9.71	9.65
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	(c)	1.03	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.10	(c)	N/A	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	N/A	(c)	1.03	1.01	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.82	(c)	0.57	0.04	0.35	0.10	(0.09)
Portfolio turnover rate (%)	290	(c)	58	68	50	25	16
Net assets, end of period (in millions)	$288.48		$261.95	$549.78	$665.31	$613.22	$578.99

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$104.55		$216.73	$266.33	$262.59	$241.77	$222.60

Income (Loss) from Investment Operations
Net investment income	0.48	(a)	1.07 (a)	0.34 (a)	1.21	0.49	0.04
Net realized and unrealized gain (loss) of investments	12.56		(92.21)	(15.63)	28.59	22.97	21.51

Total from investment operations	13.04		(91.14)	(15.29)	29.80	23.46	21.55

Less Distributions
Distributions from net investment income	(1.13)		(0.30)	(1.12)	(0.45)	0.00	0.00
Distributions from net realized capital gains	0.00		(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(1.13)		(21.04)	(34.31)	(26.06)	(2.64)	(2.38)

Net Asset Value, End of Period	$116.46		$104.55	$216.73	$266.33	$262.59	$241.77

Total Return (%)	12.54	(b)	(46.08)	(6.98)	12.28	9.81	9.77
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)	0.93	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	N/A	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	N/A	(c)	0.93	0.91	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.92	(c)	0.66	0.14	0.44	0.19	0.00
Portfolio turnover rate (%)	290	(c)	58	68	50	25	16
Net assets, end of period (in millions)	$103.82		$99.38	$217.97	$274.83	$290.26	$280.86

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(e)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses. This agreement expired in 2008.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized losses in the amount of $197,539 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $202,228,604 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$57,371,161	$10,227,819	$134,538,824	$266,853,455	$—	$—	$191,909,985	$277,081,274

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,716,064	$—	$(484,886,957)	$(202,228,604)	$(677,399,497)

Pursuant to Federal income tax regulations applicable regulated to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(74,149,503)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,229,203,352	$0	$1,137,098,760

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers as of May 1, 2009	Based on Portfolios average daily net asset levels
$3,453,734	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Prior to May 1, 2009, the advisory fee rate for the Portfolio was at the annual rate of 0.750% of the first $1 billion of the Portfolio’s average daily net assets; 0.700% of the next $1.5 billion; 0.675% of the next $2.5 billion; and 0.650% on amounts in excess of $5 billion.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Harris Associates, L.P. was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2009 through April 30, 2009. Effective May 1, 2009, Artisan Partners Limited Partnership became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the

MSF-16

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)

At a Special Meeting of Shareholders held on April 30, 2009, the shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve a new subadvisory agreement between MetLife Advisers, LLC and Artisan Partners Limited Partnership regarding the Harris Oakmark Focused Value Portfolio. [Implementation of this Proposal 1 is contingent upon the approval of Proposal 2 below.]	6,932,223.682	599,154.624	661,203.454	8,192,581.760
2. To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc. on behalf of the Harris Oakmark Focused Value Portfolio, and MetLife Advisers, LLC.	6,944,482.037	591,031.746	657,067.978	8,192,581.760

MSF-18

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall of each year to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until two years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements (the “Annual Review”). In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fallout” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) the performance record of MetLife Advisers and the subadvisers in managing funds or accounts with substantially similar investment objectives and policies, (vii) MetLife Advisers’ and the subadvisers’ financial results and condition, (viii) each Portfolio’s investment objectives and strategies, (ix) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (x) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (xi) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xii) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xiii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

In considering whether to approve the continuation of the Agreements, the Directors generally do not identify any single factor as determinative, and each Director weighs the various factors as he or she deems appropriate. The Directors generally consider the following matters in determining whether to approve the continuation of any Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios. The Directors consider the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) and the resources dedicated to the Portfolios by the Advisers. In particular, the Directors consider the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors consider that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also consider that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the nature, extent and quality of services support the renewal of the Agreements.

Investment performance of the relevant Portfolios. The Directors review information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compares the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also review a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-19

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also consider the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors consider the fees charged by MetLife Advisers to the Portfolios for advisory services and by the subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees, collectively, “Fees”), as well as the total expense levels of the Portfolios. This information includes comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also take into account the demands, complexity and quality of the investment management services to be provided to each Portfolio. The Directors consider MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also consider the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors review information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also consider the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers have implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the Fees charged to each of the relevant Portfolios were fair and reasonable, and the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, support the continuation of the Agreements.

Economies of Scale. The Directors consider the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors note whether the relevant Portfolios benefit or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In this connection, the Directors review information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the extent to which economies of scale were shared with the relevant Portfolios support the renewal of such Agreements.

Other Factors. The Directors also consider other factors, which include but are not limited to the following:

•

the extent to which each relevant Portfolio operates in accordance with its investment objective, and each Portfolio’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also consider the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also consider the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Approval of a New Subadvisory Agreement and an Amended and Restated Advisory Agreement. Based on their evaluation of a wide range of information of the type they deemed to be material, including the information and factors described above, and assisted by the advice of independent counsel, at a meeting on February 24 and 25, 2009, the Board approved a change of subadviser for the Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) from Harris Associates L.P. (“Harris Associates”) to Artisan Partners Limited Partnership (“Artisan”), a sub-advisory agreement between Artisan and MetLife Advisers (the “New Subadvisory Agreement”) and an Amended and Restated Advisory Agreement between MetLife Advisers and the Fund for the Portfolio (the “Amended Advisory Agreement”). In doing so, the Directors did not identify any single factor as determinative but took into account a number of factors.

MSF-20

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio (formerly Harris Oakmark Focused Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered the nature, extent and quality of the services to be provided to the Portfolio by Artisan. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers and Artisan. The Directors also reviewed materials provided by MetLife Advisers and Artisan (the “Director Materials”). These presentations and the Director Materials contained information that assisted the Directors in assessing Artisan’s organizational structure, personnel, investment capacity, investment process and regulatory/compliance capabilities, as well as Artisan’s investment philosophy, performance record and trade execution capabilities. It was noted that Artisan has substantial experience in managing portfolios that invest in middle capitalization value securities similar to those in which the Portfolio invests. In this regard, the Directors considered a comparison of the performance of a mutual fund managed by Artisan that invests in middle capitalization value securities similar to those in which the Portfolio invests, including information prepared by Morningstar comparing that fund’s performance to a group of peer funds. The Directors considered the fact that the fund managed by Artisan has generally had better long-term performance than that of the Portfolio while subadvised by Harris Associates (although recognizing that past performance is no guarantee of future performance). The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Artisan.

The Directors also considered comparisons of the services to be rendered under the New Subadvisory Agreement with that under the Fund’s then-existing subadvisory agreement between MetLife Advisers and Harris Associates (the “Existing Subadvisory Agreement”). In this regard, the Directors noted that the terms of the New Subadvisory Agreement are similar to the terms of the Existing Subadvisory Agreement. The Directors also considered that, other than the fee schedule changes, the Amended Advisory Agreement is identical to the Fund’s then-existing advisory agreement with MetLife Advsiers.

The Directors considered the subadvisory fee proposed to be paid by MetLife Advisers to Artisan and its effect on the total expenses of the Portfolio. The Directors reviewed presentations by Fund officers and considered comparative information on fees paid and expenses incurred by similar funds that the Board received in connection with its annual consideration of the continuation of the Fund’s advisory or subadvisory agreements. In particular, the Directors considered the fact that the subadvisory fee schedule for Artisan set forth in the New Subadvisory Agreement is higher than the fee schedule in the Existing Subadvisory Agreement, but that it represents the lowest fee Artisan has ever charged to manage a middle capitalization value mutual fund portfolio. The Directors concluded that the proposed subadvisory fee to be paid to Artisan was reasonable and the result of arm’s-length negotiations between MetLife Advisers and Artisan.

The Directors considered that the increase in the advisory fee payable to MetLife Advisers under the Amended Advisory Agreement was designed to reflect the higher subadvisory fee MetLife Advisers proposed to pay Artisan and would not likely affect MetLife Advisers’ profitability. Because it was not possible to determine the profitability that Artisan might achieve with respect to the Portfolio, the Directors did not make any conclusions regarding Artisan’s profitability.

The Board also considered the expected transition costs to the Portfolio of the change of subadviser and concluded that the potential benefits of the New Subadvisory Agreement outweighed those costs and the increased cost to the Portfolio of the Amended Advisory Agreement.

The Directors considered the extent to which economies of scale may be realized if the Portfolio grew and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoints in the Portfolio’s advisory and subadvisory fee schedules and how possible benefits from economies of scale may be realized by the various parties. The Directors also considered comparative breakpoint information of similar funds that they received in connection with the Board’s annual consideration of the continuation of the Fund’s advisory and subadvisory agreements. The Directors concluded that they were satisfied with the extent to which possible economies of scale may be shared for the benefit of shareholders in the Portfolio. The Directors also took into account Artisan’s substantial experience and reputation as a manager of middle capitalization value portfolios, along with the prominence of Artisan’s name in the marketplace for investment advice, and concluded that this might enhance the marketability of the insurance products that invest in the Portfolio, and thus lead to growth in the size of the Portfolio and resulting economies of scale, although such growth cannot be assured.

In addition, the Directors considered Artisan’s policies with respect to obtaining benefits from their use of the Portfolio’s brokerage commissions to obtain research that could be used in managing the Portfolio and Artisan’s other client accounts, and the Directors concluded that Artisan’s policies were reasonable. The Directors also considered numerous additional factors that they felt were relevant, including information about MetLife Advisers’ organizational structure and financial condition.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 17.42% and 17.22%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index1, which returned 22.13%.

MARKET ENVIRONMENT/CONDITIONS

Developed markets equities rebounded sharply in the first half of 2009, after having their worst year on record in 2008, as measured by the MSCI World ex-U.S. Index (net dividends), which dates back to 1970.

The first half of 2009, however, was characterized by three very different periods. In the first two months of the year and the early part of March, equity prices around the world continued to decline at a rapid pace. From early March until mid June, prices rose sharply. From mid June to the end of June, equity prices in developed markets were flat or fell slightly.

Returns for U.S. investors invested in international markets were aided by the relative weakness of the U.S. dollar. The overall impact of currency fluctuations between the U.S. dollar and developed country currencies was to increase the dollar-denominated returns of developed market equities by approximately 2.6%-3.2% in the first half of 2009.

As was the case in the United States, volatility and cross-sectional dispersion in developed countries remained above historical levels in the first six months of 2009. As a result, small differences in portfolio weights between different strategies or between strategies and benchmarks often resulted in large differences in performance.

Using the MSCI World ex-U.S. indices (net dividends) as proxies, value stocks in developed markets outperformed growth stocks across both size categories. Small cap value stocks outperformed small cap growth stocks by 2.1% in the first half of 2009, while large cap value stocks outperformed large cap growth stocks by 3.7% over that same period. Along the market capitalization dimension, small caps outperformed large caps by 13.5% in the first half of 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s smaller exposure than the Index to Scandinavia and larger exposure to Continental Europe, and other differences in allocation across regions, had a negative impact on relative performance. Composition differences within regions, especially in the UK/Ireland, also had a negative impact on relative performance.

The Portfolio’s greater allocation than the Index to the smallest stocks, which outperformed relative to the rest of the small cap universe, and other differences in allocation across the market capitalization segments had a small positive impact on relative performance (excluding the impact of cash). On the other hand, differences in portfolio composition within the different market capitalization segments, especially among the smaller stocks in the small cap universe, had a large negative impact on the Portfolio’s performance relative to the Index.

The exclusion of Real Estate Investment Trusts (REITs) from the Portfolio and other differences in allocation across sectors had a small positive impact on relative performance (excluding the impact of cash), as REITs underperformed relative to small cap stocks in the first half of 2009. However, differences in composition within industries, especially in the materials and consumer discretionary sectors, had a negative and stronger impact on relative performance.

Please keep in mind that differences in allocation to industry sectors are a byproduct of Dimensional’s investment process, rather than specific sector bets.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States.

MSF-1

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD (EX-U.S.) SMALL CAP INDEX

RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Met/Dimensional International Small Company Portfolio
Class A	17.42	—	—	—	19.30
Class B	17.22	—	—	—	19.10
MSCI World (Ex-U.S.) Small Cap Index	22.13	—	—	—	24.19

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 10/31/08. The since inception returns shown for Classes A and B are not computed on an annualized basis. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Tomkins, Plc.	0.4
Umicore S.A.	0.4
Fugro NV	0.4
Gemalto NV	0.4
Elisa Oyj	0.4
Catlin Group, Ltd.	0.4
SBM Offshore NV	0.4
Logica, Plc.	0.4
Meggitt, Plc.	0.3
Kesko Oyj	0.3

Top Countries

% of Total Net Assets
Japan	26.0
United Kingdom	15.4
Canada	7.8
Germany	6.0
Australia	5.6
France	4.8
Switzerland	4.2
Italy	3.7
Finland	3.2
Netherlands	3.1

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Met/Dimensional International Small Company—Class A	Actual	1.01%	$1,000.00	$1,174.20	$5.44
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

Met/Dimensional International Small Company—Class B	Actual	1.26%	$1,000.00	$1,172.20	$6.79
	Hypothetical	1.26%	$1,000.00	$1,018.46	$6.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.2% of Net Assets

Security Description	Shares	Value*

Australia—5.6%
ABB Grain, Ltd.	68,562	$511,620
Acrux, Ltd. (a)	13,225	12,066
Adelaide Brighton, Ltd.	165,895	299,320
AED Oil, Ltd. (a)	61,261	37,586
Aevum, Ltd.	10,395	7,520
AJ Lucas Group, Ltd.	26,227	66,398
AlesCo.Corp., Ltd.	69,259	193,318
Alliance Resources, Ltd. (a)	75,125	41,207
Alliance Resources, Ltd. (New Share Issue) (a) (b)	6,260	3,454
Amalgamated Holdings, Ltd.	2,640	9,146
Andean Resources, Ltd. (a)	19,517	27,308
Ansell, Ltd.	51,631	363,487
APA Group	174,958	386,507
Apex Minerals NL (a)	167,652	20,914
APN News & Media, Ltd.	165,897	196,244
Aquila Resources, Ltd. (a)	115,649	532,153
ARB Corp., Ltd.	19,111	54,517
Asciano Group (c)	268,067	285,468
Asciano Group (Placement Shares) (a)	161,799	173,968
Atlas Iron, Ltd. (c)	85,033	112,722
Ausenco., Ltd. (c)	28,077	91,157
Austal, Ltd.	17,351	38,914
Austar United Communications, Ltd. (a)	306,790	216,621
Austbrokers Holdings, Ltd.	5,812	18,467
Austereo Group, Ltd.	25,222	28,458
Australian Agricultural Co., Ltd.	103,470	112,594
Australian Infrastructure Fund	273,071	296,002
Australian Infrastructure Fund (New Share Issue)	136,536	148,454
Australian Pharmaceutical Industries, Ltd.	84,742	38,669
Australian Worldwide Exploration, Ltd. (a)	349,673	720,799
Automotive Holdings Group	34,205	39,228
Avoca Resources, Ltd. (a) (c)	88,015	123,935
AWB, Ltd.	262,182	247,556
Babcock & Brown Wind Partners (c)	518,937	478,944
Bank of Queensland, Ltd. (c)	72,736	529,855
Beach Petroleum, Ltd.	472,994	299,510
Blackmores, Ltd.	875	11,252
Braddken, Ltd. (c)	46,881	161,407
Cabcharge Australia, Ltd. (c)	51,760	214,462
Campbell Brothers, Ltd.	21,502	357,340
Carnarvon Petroleum, Ltd. (a)	261,557	170,598
Carnegie Corp., Ltd. (a)	24,255	4,195
Cellestis, Ltd. (a)	11,202	27,222
Centamin Egypt, Ltd. (a)	22,407	32,435
Centennial Coal Co., Ltd.	216,556	425,811
Challenger Financial Services Group, Ltd.	282,888	507,551
Charter Hall Group (REIT)	89,665	37,323
Citadel Resource Group, Ltd. (a)	140,843	21,490
Clough, Ltd.	89,000	50,730
Coal of Africa, Ltd. (a)	16,424	21,101
ConnectEast Group	1,056,535	258,076
Consolidated Media Holdings, Ltd.	80,615	145,531
Corporate Express Australia, Ltd.	31,332	93,479
Count Financial, Ltd.	64,404	73,042
Crane Group, Ltd.	43,383	353,506
Cudeco, Ltd. (a)	51,210	105,920
Customers, Ltd. (a)	24,770	42,040

Security Description	Shares	Value*

Australia—(Continued)
Deep Yellow, Ltd. (a)	335,540	$89,890
Devine, Ltd.	33,449	11,826
Dominion Mining, Ltd.	35,671	132,874
Domino’s Pizza Enterprises, Ltd.	4,883	12,549
DUET Group	68,152	84,189
Eastern Star Gas, Ltd. (a)	322,414	206,533
Energy Developments, Ltd.	63,880	102,563
Energy World Corp., Ltd.	130,546	65,776
Entertainment Media & Telecoms Corp., Ltd. (a)	76,189	23,809
Envestra, Ltd.	443,882	172,795
Fantastic Holdings, Ltd.	250	574
FKP Property Group	147,684	61,510
FKP Property Group (New Share Issue) (a) (b)	339,673	142,258
Fleetwood Corp., Ltd.	39,513	187,319
Flight Centre, Ltd.	23,212	160,585
Futuris Corp., Ltd.	360,798	82,384
Geodynamics, Ltd. (a)	82,317	57,507
Ginalbie Metals, Ltd. (a)	46,862	28,847
GrainCorp., Ltd.	14,803	86,071
GUD Holdings, Ltd.	32,749	168,968
Gunns, Ltd.	449,171	386,606
GWA International, Ltd.	139,100	256,899
Healthscope, Ltd.	112,474	397,895
Hills Industries, Ltd.	29,882	37,643
Horizon Oil, Ltd.	168,963	24,327
IBA Health Group, Ltd.	367,210	190,315
iiNET, Ltd.	26,220	36,460
Independence Group NL	10,674	39,623
Industrea, Ltd.	339,366	67,856
Infomedia, Ltd.	27,603	6,532
Invocare, Ltd. (c)	60,720	283,094
IOOF Holdings, Ltd.	113,394	379,283
Iress Market Technology, Ltd. (c)	51,660	300,406
JB Hi-Fi, Ltd.	61,610	761,243
Karoon Gas Australia, Ltd. (a)	46,666	339,213
Kingsgate Consolidated, Ltd.	5,562	29,910
Linc Energy, Ltd. (a)	173,911	212,529
MAC Services Group	62,712	59,208
MacArthur Coal, Ltd. (c)	86,339	454,560
Macmahon Holdings, Ltd.	457,794	124,844
Macquarie Media Group, Ltd.	88,418	93,593
McMillan Shakespeare, Ltd.	4,491	10,546
Melbourne IT, Ltd.	22,043	28,811
Mermaid Marine Australia, Ltd. (c)	79,511	115,712
Mineral Resources, Ltd.	53,299	182,136
Molopo Australia, Ltd.	26,373	21,532
Monadelphous Group, Ltd.	27,997	265,195
Mortgage Choice, Ltd.	27,374	21,727
Navitas, Ltd.	125,279	275,808
Nexus Energy, Ltd. (a)	303,061	89,091
Nido Petroleum, Ltd. (a)	455,291	61,968
Oakton, Ltd.	32,057	54,896
Pacific Brands, Ltd.	738,497	503,074
PanAust, Ltd. (a)	832,126	238,156
PaperlinX, Ltd.	340,846	116,387
Peet, Ltd.	8,464	10,804
Perpetual, Ltd.	12,944	296,250

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Pharmaxis, Ltd. (a)	99,632	$192,969
Photon Group, Ltd.	28,817	37,935
Premier Investments, Ltd.	12,560	55,783
Prime Media Group, Ltd.	1,115	440
Realestate.com.au, Ltd. (a)	9,362	44,813
Reckon, Ltd.	1,250	1,162
Redflex Holdings, Ltd.	15,849	25,868
Reverse Corp., Ltd.	4,030	2,259
Ridley Corp., Ltd.	42,046	26,512
S.A.I. Global, Ltd.	60,794	139,232
Salmat, Ltd.	36,428	105,275
Sedgman, Ltd.	31,139	24,234
Seek, Ltd.	106,084	354,441
Select Harvests, Ltd.	637	1,107
Servcorp, Ltd.	500	1,183
Seven Network, Ltd.	103,291	444,659
Sigma Pharmaceuticals, Ltd.	466,269	453,236
Silex Systems, Ltd. (a)	34,936	168,018
SMS Management & Technology, Ltd.	27,181	85,378
Spark Infrastructure Group	372,898	338,653
Spotless Group, Ltd.	128,016	231,758
St. Barbara, Ltd. (a)	577,055	106,667
STW Communications Group, Ltd.	48,727	25,160
Sunland Group, Ltd. (c)	119,382	63,557
Super Cheap Auto Group, Ltd.	9,836	29,221
Tap Oil, Ltd.	38,500	34,857
Tassal Group, Ltd.	59,549	92,995
Technology One, Ltd.	31,491	20,638
Ten Network Holdings, Ltd. (c)	198,431	186,047
Thakral Holdings Group (REIT)	143,461	28,792
The Reject Shop, Ltd.	12,719	119,913
Timbercorp, Ltd.	175,921	6,234
Tower Australia Group, Ltd.	153,063	340,976
Tox Free Solutions, Ltd. (a)	3,740	5,457
Transfield Services Infrastructure Fund	84,308	65,745
Transfield Services, Ltd.	95,448	175,377
Transpacific Industries Group, Ltd. (c)	110,525	160,230
UXC, Ltd.	42,310	15,762
WDS, Ltd.	47,109	56,706
West Australian Newspapers Holdings, Ltd. (c)	32,354	113,243
Western Areas NL (c)	38,309	181,175
White Energy Co., Ltd. (a)	24,864	34,216
Whitehaven Coal, Ltd.	67,049	169,218
WHK Group, Ltd.	45,615	34,915
Wide Bay Australia, Ltd.	4,720	26,170
Wotif.com Holdings, Ltd.	56,700	214,023

		23,573,765

Austria—1.3%
A-TEC Industries AG	1,749	21,763
Agrana Beteiligungs AG	1,493	126,725
Andritz AG	17,975	756,046
Austrian Airlines AG (a)	29,181	163,647
bwin Interactive Entertainment AG (a)	12,484	545,218
BWT AG	1,528	30,411
Constantia Packaging AG	834	33,313

Security Description	Shares	Value*

Austria—(Continued)
EVN AG	14,942	$249,121
Flughafen Wien AG	6,704	272,058
Intercell AG (a)	15,606	534,617
Lenzing AG	164	38,439
Mayr Melnhof Karton AG	5,541	467,100
Oberbank AG	164	9,962
Oesterreichische Post AG	25,181	722,554
Palfinger AG	6,603	98,865
RHI AG (a)	11,236	203,199
Rosenbauer International AG	555	22,571
Schoeller-Bleckmann Oilfield Equipment AG	4,650	169,983
Wienerberger AG (c)	55,587	690,653
Wolford AG	856	10,689
Zumtobel AG	19,980	204,255

		5,371,189

Belgium—1.4%
Ackermans & van Haaren NV	10,960	725,977
AGFA-Gevaert NV	84,703	241,469
Banque Nationale de Belgique	88	283,899
Bekaert S.A.	2,264	233,015
Compagnie d’Entreprises CFE	3,390	135,505
Compagnie Immobiliere de Belgique S.A.	1,022	28,275
Compagnie Maritime Belge S.A.	1,681	51,060
D’ieteren S.A.	770	158,398
Deceuninck NV	4,353	11,775
Devgen (a)	1,589	14,892
Econocom Group	3,742	39,110
Elia System Operator S.A.	2,933	106,909
Euronav NV	13,893	258,690
EVS Broadcast Equipment S.A.	4,586	231,468
Exmar NV	2,923	41,738
Hamon & CIE S.A.	120	3,898
IRIS	560	34,310
Kinepolis	1,629	48,916
Melexis NV	5,734	35,888
Nyrstar	9,933	84,150
Omega Pharma S.A.	9,000	298,471
Option NV	4,895	12,912
RealDolmen Str VV	7,042	168,346
RealDolmen Str VV (Post Reverse Split Shares)	667	15,897
Recticel S.A.	4,073	18,005
Sipef S.A.	1,740	83,375
Telenet Group Holding NV (a)	31,400	666,262
Tessenderlo Chemie NV	3,713	118,105
Umicore S.A.	79,282	1,804,702
Van de Velde	2,138	78,063

		6,033,480

Bermuda—1.6%
BW Offshore, Ltd. (NOK) (a)	37,000	46,294
C C Land Holdings, Ltd. (HKD)	821,000	526,184
Catlin Group, Ltd. (GBP)	300,031	1,589,094
Chevalier International Holdings, Ltd. (HKD)	2,000	1,177
China WindPower Group, Ltd. (HKD) (a)	1,800,000	196,857
Chow Sang Sang Holding (HKD)	108,000	82,036

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Fong’s Industries Co., Ltd. (HKD)	2,000	$487
Giordano International, Ltd. (HKD)	798,000	166,495
Glorious Sun Enterprises, Ltd. (HKD)	134,000	35,190
Great Eagle Holdings, Ltd. (HKD)	211,602	447,462
Hi Sun Technology China, Ltd. (HKD) (a)	276,000	44,853
Hiscox, Ltd. (GBP)	285,011	1,362,559
Hongkong Chinese, Ltd. (HKD)	204,000	19,325
Huscoke Resources Holdings, Ltd. (HKD) (a)	50,000	3,160
Hutchison Harbour Ring, Ltd. (HKD)	2,020,000	153,688
Integrated Distribution Services Group (HKD)	55,000	73,785
Johnson Electric Holdings, Ltd. (HKD)	440,000	119,340
K Wah International Holdings, Ltd. (HKD)	624,000	235,762
Kai Yuan Holdings, Ltd. (HKD)	600,000	19,094
Luk Fook Holdings International, Ltd. (HKD)	82,000	36,286
Midland Holdings, Ltd. (HKD)	306,000	184,164
Pacific Andes International Holdings, Ltd. (HKD)	456,000	44,492
Pacific Basin Shipping, Ltd. (HKD)	626,000	394,902
Pacific Century Premium Development, Ltd. (HKD)	261,000	62,344
Public Financial Holdings, Ltd. (HKD)	166,000	74,392
Regal Hotels International Holdings, Ltd. (HKD)	230,000	60,977
Road King Infrastructure (HKD)	176,000	130,687
Shanghai Zendai Property, Ltd. (HKD) (a)	2,120,000	68,009
SmarTone Telecommunications Holding, Ltd. (HKD)	134,500	82,993
Star Cruises, Ltd. (HKD) (a)	196,229	26,837
TAI Cheung Holdings (HKD)	250,000	142,348
Texwinca Holdings, Ltd. (HKD)	276,000	216,558
Transport International Holdings, Ltd. (HKD)	51,600	137,715
Victory City International Holdings (HKD)	75,000	9,262
Wah Nam International Holdings, Ltd. (HKD) (a)	180,000	25,285
Wonson International Holdings, Ltd. (HKD) (a)	160,800	10,566

		6,830,659

British Virgin Islands—0.0%
CIC Energy Corp. (CAD) (a)	800	1,273
Gem Diamonds, Ltd. (GBP)	9,706	24,605

		25,878

Canada—7.8%
Aastra Technologies, Ltd. (a)	1,800	45,704
Absolute Software Corp. (a)	19,254	93,736
Aecon Group, Inc.	30,500	302,744
AGF Management, Ltd.	48,987	535,124
Akita Drilling, Ltd.	2,003	12,232
Alamos Gold, Inc. (a)	15,400	126,633
Alexco Resources Corp. (a)	700	1,337
Alexis Minerals Corp. (a)	18,500	7,479
Altius Minerals Corp.	7,200	37,468
Anderson Energy, Ltd. (a)	13,693	9,776
Andrew Peller, Ltd.	300	1,935
Angiotech Pharmaceuticals, Inc. (a)	14,900	25,632
Anvil Mining, Ltd. (c)	18,700	24,931
Aquiline Resources, Inc. (a)	13,800	21,603
Astral Media, Inc.	19,169	490,354
Atrium Innovations, Inc.	15,700	164,886
ATS Automation Tooling Systems, Inc.	23,800	89,460

Security Description	Shares	Value*

Canada—(Continued)
Augusta Resource Corp. (a)	30,800	$56,959
Aura Minerals, Inc. (a)	60,000	30,965
Aurizon Mines, Ltd.	47,500	171,190
Axia NetMedia Corp. (a)	16,400	19,467
Ballard Power Systems, Inc.	57,149	101,753
Bankers Petroleum, Ltd. (a)	96,200	164,664
Bioms Medical Corp. (a)	11,443	27,362
Biovail Corp.	50,700	681,175
Birchcliff Energy, Ltd.	52,400	272,682
BMTC Group, Inc.	1,000	16,773
Boralex, Inc. (a)	7,815	53,776
Breaker Energy, Ltd. (a)	8,464	26,864
Calfrac Well Services, Ltd.	10,400	110,476
Calian Technologies, Ltd.	1,200	16,886
Calvalley Petroleums, Inc. (a)	17,253	31,609
Canaccord Capital, Inc.	27,230	162,780
Canada Bread Co., Ltd.	139	4,633
Canadian Hydro Developers, Inc. (a)	71,200	228,433
Canadian Western Bank	30,200	440,038
Canam Group, Inc.	12,798	72,763
Canfor Corp. (a)	62,500	268,794
Cangene Corp. (a)	9,969	42,016
Capstone Mining Corp. (a)	33,500	74,054
Cardiome Pharma Corp. (a)	28,600	108,978
Cascades, Inc.	13,500	53,763
Catalyst Paper Corp.	2,500	366
CCL Industries	5,960	117,754
CE Franklin, Ltd. (a)	1,700	8,978
Celestica, Inc.	85,800	581,545
Celtic Exploration, Ltd. (c)	12,900	169,211
Chariot Resources, Ltd. (a)	8,500	1,682
Clairvest Group, Inc.	200	2,173
Claude Resources, Inc. (a)	18,500	14,003
Cogeco Cable, Inc. (c)	6,300	153,463
COM DEV International, Ltd. (a)	24,331	60,064
Comaplex Minerals Corp.	3,200	12,303
Compton Petroleum Corp. (a) (c)	54,500	62,347
Computer Modelling Group, Ltd.	5,000	64,296
Connacher Oil & Gas, Ltd. (a)	126,000	99,708
Consolidated Thompson Iron Mines, Ltd. (a)	15,600	43,609
Constellation Software, Inc.	313	8,884
Corby Distilleries, Ltd.	641	8,629
Corridor Resources, Inc. (a)	31,992	73,197
Corus Entertainment, Inc. (a)	45,500	581,176
Cott Corp. (a) (c)	27,052	152,409
Crew Energy, Inc.	37,600	168,175
Crystallex International Corp.	2,000	447
Dalsa Corp.	4,390	23,789
Delphi Energy Corp.	1,100	1,012
Denison Mines Corp. (a) (c)	107,800	178,956
Detour Gold Corp. (a)	2,900	25,792
Dorel Industries, Inc.	18,000	416,171
Dundee Precious Metals, Inc.	1,500	2,258
Eastern Platinum, Ltd. (a)	117,500	52,555
easyhome, Ltd.	2,000	15,130
EGI Financial Holdings, Inc.	900	6,754
Endeavour Silver Corp.	8,100	13,934

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Enghouse Systems, Ltd.	1,309	$6,744
Ensign Energy Services, Inc.	31,296	457,623
Entree Gold, Inc.	12,200	12,173
Equinox Minerals, Ltd. (a)	92,100	213,099
Equitable Group, Inc.	5,801	92,060
Etruscan Resources, Inc.	3,000	516
European Goldfields, Ltd. (a)	29,600	86,055
Evertz Technologies, Ltd.	9,079	124,869
Exco Technologies, Ltd.	4,100	4,232
Exfo Electro Optical Engineering, Inc. (a)	2,893	9,207
Fairborne Energy, Ltd.	29,900	95,157
Farallon Mining, Ltd. (a)	28,500	7,354
First Uranium Corp. (a)	22,500	78,961
FirstService Corp. (a)	10,500	121,835
Flint Energy Services, Ltd. (a)	21,500	213,594
FNX Mining Co., Inc. (a)	19,500	134,685
Fronteer Development Group, Inc.	35,040	120,256
Galleon Energy, Inc.	41,400	151,342
Gammon Gold, Inc. (a)	27,400	181,473
Gennum Corp.	5,450	18,845
Glacier Media, Inc. (a)	9,600	15,606
Glentel, Inc.	3,165	32,695
Gluskin Sheff & Associates, Inc.	3,985	55,185
Golden Star Resources, Ltd.	51,900	107,139
Grande Cache Coal Corp. (a)	38,400	64,077
Great Basin Gold, Ltd. (a)	96,700	132,249
Great Canadian Gaming Corp. (a)	44,800	178,029
Greystar Resources, Ltd.	9,000	24,540
Groupe Aeroplan, Inc.	75,134	533,163
Guyana Goldfields, Inc. (a)	700	2,234
Hanfeng Evergreen, Inc. (a)	20,000	101,669
Hanwei Energy Services Corp. (a)	9,200	11,158
Harry Winston Diamond Corp.	26,500	157,961
Heroux-Devtek, Inc. (a)	15,800	55,720
Highpine Oil & Gas, Ltd. (a)	34,500	130,273
Home Capital Group, Inc.	15,600	405,364
HudBay Minerals, Inc. (a)	115,200	760,998
IESI-BFC, Ltd.	6,200	71,460
Imax Corp. (a)	9,790	80,082
Industrial Alliance Insurance and Financial Services, Inc.	30,260	670,218
Inmet Mining Corp.	28,900	1,060,694
Intermap Technologies Corp. (a)	10,468	16,747
International Forest Products, Ltd.	5,500	11,117
International Royalty Corp.	2,000	6,503
Iteration Energy, Ltd. (a)	84,100	84,635
Ivanhoe Energy, Inc. (a)	47,689	73,014
Jinshan Gold Mines, Inc. (a)	26,500	21,654
KAB Distribution, Inc. (a)	5,500	2,980
Kingsway Financial Services, Inc.	32,000	91,657
Kirkland Lake Gold, Inc.	5,500	45,889
Lake Shore Gold Corp.	24,500	57,531
Laramide Resources (a)	8,500	12,429
Laurentian Bank of Canada	12,800	386,224
Le Chateau, Inc.	3,102	31,938
Leon’s Furniture, Ltd.	10,266	90,068
Linamar Corp.	30,800	286,117

Security Description	Shares	Value*

Canada—(Continued)
Logibec Groupe Informatique, Ltd. (a)	3,700	$55,121
Lundin Mining Corp. (a)	100,156	288,597
MacDonald Dettwiler & Associates, Ltd. (a)	18,500	421,684
Major Drilling Group International (c)	12,900	202,610
Maple Leaf Foods, Inc. (c)	33,500	251,841
Martinrea International, Inc. (a)	19,700	109,294
Maxim Power Corp. (a)	2,800	6,671
MDC Partners, Inc.	1,800	10,195
MDS, Inc.	51,900	272,758
Mega Uranium, Ltd. (a)	92,800	139,687
Methanex Corp.	62,400	757,323
Migao Corp. (a)	21,800	144,383
Miranda Technologies, Inc. (a)	9,673	38,273
Mosaid Technologies, Inc.	3,690	48,561
Neo Material Technologies, Inc. (a)	50,900	90,189
Norbord, Inc.	57,800	67,117
North American Palladium, Ltd.	14,300	34,932
Northgate Minerals Corp.	56,300	119,612
Nova Chemicals Corp.	47,400	282,133
Novagold Resources, Inc. (a)	8,500	36,410
NuVista Energy, Ltd. (a)	41,500	365,882
Open Text Corp. (a)	18,600	679,941
OPTI Canada, Inc. (c)	49,200	82,522
Osisko Mining Corp. (a)	65,972	371,681
Paladin Labs, Inc. (a)	1,098	18,756
PAN American Silver Corp. (a)	40,600	753,262
Paramount Resources, Ltd.	18,900	97,540
Parkbridge Lifestyles Communities, Inc. (a)	6,127	18,972
Pason Systems, Inc.	21,400	172,474
Petrolifera Petroleum, Ltd. (a)	13,385	32,812
Platinum Group Metals, Ltd.	8,100	8,361
Plutonic Power Corp. (a)	1,400	4,275
Points International, Ltd.	2,000	757
PolyMet Mining Corp. (a)	4,500	5,729
Progress Energy Resources Corp.	48,900	427,339
Pulse Data, Inc.	7,964	8,700
QLT, Inc. (a)	26,200	56,114
Quadra Mining, Ltd.	20,400	153,184
Quebecor, Inc.	22,800	388,302
Queenston Mining, Inc.	6,256	23,999
Quest Capital Corp.	36,768	31,626
Questerre Energy Corp. (a)	63,900	78,047
Reitmans Canada, Ltd.	31,000	382,900
Resverlogix Corp. (a)	4,700	11,360
Richelieu Hardware, Ltd.	2,500	37,524
Richmont Mines, Inc. (a)	2,800	9,369
RONA, Inc. (a)	38,487	422,079
Rubicon Minerals Corp.	20,900	62,020
Russel Metals, Inc.	21,500	278,505
Samuel Manu-Tech, Inc.	100	286
Sandvine Corp.	13,000	14,872
Savanna Energy Services Corp.	35,500	185,958
Sceptre Investment Counsel, Ltd.	1,403	6,517
SEMAFO, Inc. (a)	39,082	70,930
ShawCor, Ltd.	15,475	267,944
Sherritt International Corp.	213,000	960,021
Shore Gold, Inc.	28,000	11,319

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Sierra Wireless, Inc. (a)	17,600	$100,520
Silver Standard Resources, Inc. (a)	33,900	646,450
Silvercorp Metals, Inc.	66,200	231,182
Stantec, Inc. (a)	22,400	539,288
Stella-Jones, Inc.	1,900	36,934
Storm Exploration, Inc. (a)	8,054	81,053
SunOpta, Inc. (a)	24,071	57,558
Superior Plus Corp.	15,700	141,389
SXC Health Solutions Corp. (a)	8,632	220,292
Tanzanian Royalty Exploration Corp.	19,500	56,524
Taseko Mines, Ltd.	37,700	64,530
The Cash Store Financial Services, Inc.	2,405	17,852
The Churchill Corp. (a)	9,000	92,740
The Descartes Systems Group, Inc. (a)	19,100	73,108
The Forzani Group, Ltd.	11,600	143,379
The Jean Coutu Group PJC, Inc.	5,700	47,900
Theratechnologies, Inc. (a)	18,794	38,635
Thompson Creek Metals Co., Inc. (a)	82,900	848,538
Toromont Industries, Ltd.	10,700	219,504
Torstar Corp.	21,500	96,349
Transcontinental, Inc.	42,400	325,312
Transglobe Energy Corp. (a)	18,755	50,009
Transition Therapeutics, Inc.	800	3,035
Trican Well Service, Ltd. (c)	26,900	231,841
Trinidad Drilling, Ltd.	41,100	173,931
TriStar Oil & Gas, Ltd. (a)	65,500	619,168
Uex Corp. (a)	80,900	89,765
Uni-Select, Inc.	1,524	32,365
Uranium One, Inc. (a) (c)	279,600	642,123
Vecima Networks, Inc. (a)	2,500	10,537
Vector Aerospace Corp.	1,295	6,238
Verenex Energy, Inc. (a) (c)	10,029	51,758
Vero Energy, Inc. (a)	12,500	34,836
Virginia Mines, Inc. (a)	2,335	8,034
Webtech Wireless, Inc.	1,800	2,555
Wesdome Gold Mines, Ltd.	9,000	14,554
West Energy, Ltd. (a)	21,947	39,643
West Fraser Timber Co., Ltd. (c)	13,000	262,102
Western Financial Group, Inc.	13,359	22,177
Westport Innovations, Inc. (a)	13,195	106,572
Wi-Lan, Inc. (a)	38,724	76,609
Winpak, Ltd.	5,340	30,866
Xtreme Coil Drilling Corp. (a)	5,600	18,785
ZCLComposites, Inc.	6,881	22,195

		32,857,759

Cayman Islands—0.5%
China Metal International Holdings, Inc. (HKD)	258,000	33,509
Daphne International Holdings, Ltd. (HKD)	516,000	269,289
Far East Consortium (HKD)	609,000	131,053
HKR International, Ltd. (HKD)	488,000	203,330
Hutchison Tellecommunications International, Ltd. (HKD) (a)	485,000	114,986
Lee & Man Paper Manufacturing, Ltd. (HKD)	389,600	386,598
Norstar Founders Group, Ltd. (HKD)	120,000	11,303
Sa Sa International Holdings, Ltd. (HKD)	260,000	97,051

Security Description	Shares	Value*

Cayman Islands—0.5%
Stella International Holdings, Ltd. (HKD)	70,000	$112,836
Subsea 7, Inc. (NOK) (a) (c)	14,200	145,366
Superb Summit International Timber Co., Ltd. (HKD)	3,150,000	26,395
TCC International Holdings, Ltd. (HKD)	124,000	46,591
The Ming An Holdings Co., Ltd. (HKD)	312,000	60,120
The United Laboratories, Ltd. (HKD)	58,000	22,974
Truly International Holdings (HKD)	84,000	63,625
Value Partners Group, Ltd. (HKD)	91,000	39,714
Xinyi Glass Holdings Co., Ltd. (HKD)	426,000	366,494
Yip’s Chemical Holdings, Ltd. (HKD)	116,000	59,068

		2,190,302

Cyprus—0.1%
Prosafe Production Public, Ltd. (NOK) (a)	137,500	259,174
ProSafe SE (NOK)	58,500	293,724

		552,898

Denmark—0.9%
ALK-Abello A/S	1,932	150,887
Alm Brand A/S (a)	6,225	114,411
Amagerbanken A/S	8,900	91,409
Ambu A/S	102	1,808
Auriga Industries	11,400	197,747
Bang & Olufsen A/S	16,200	110,519
Bavarian Nordic A/S (a)	2,907	102,607
BoConcept Holding A/S	228	3,177
Capinordic AS (a)	51,241	24,021
D/S Norden	2,391	82,148
Dalhoff, Larsen & Horneman A/S	4,113	16,186
East Asiatic Co., Ltd. A/S	3,471	116,121
Fionia Bank A/S	6,891	41,515
GN Store Nord	150,500	601,817
Harboes Bryggeri A/S	1,454	33,114
IC Companys A/S	5,141	99,811
NeuroSearch A/S	5,847	118,485
NKT Holding A/S	7,497	252,945
Parken Sport & Entertainment A/S	419	40,264
PER Aarsleff A/S	822	93,897
Ringkjoebing Landbobank A/S	1,165	102,049
Rockwool International A/S	572	42,098
Royal UNIBREW A/S	507	7,887
Satair A/S	933	23,741
Schouw & Co.	7,163	124,219
SimCorp A/S	2,760	428,565
Sjaelso Gruppen	4,872	21,129
Solar Holdings A/S	1,841	72,447
Spar Nord Bank A/S	6,592	61,685
Sydbank A/S	19,877	457,945
Thrane & Thrane A/S	1,621	44,305
TK Development (a)	17,200	85,979
TopoTarget A/S (a)	24,670	11,611
TopoTarget A/S	24,670	11,630
Torm A/S	8,219	83,877
Vestjysk Bank A/S	3,112	46,606

		3,918,662

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—3.2%
Ahlstrom Oyj	422	$3,758
Alma Media	28,417	193,768
Amer Sports Oyj (c)	28,334	313,870
Aspo Oyj	6,855	52,912
Atria, Plc.	4,955	69,898
BasWare Oyj	2,480	39,658
Cargotec Corp.	1,756	30,218
Comptel, Plc.	40,187	38,336
Cramo Oyj	1,511	15,173
Elcoteq SE	17,212	21,046
Elektrobit Corp.	43,163	35,792
Elisa Oyj	96,558	1,590,792
F-Secure Oyj	51,681	179,499
Finnair Oyj	2,048	10,812
Finnlines Oyj	9,769	78,399
Fiskars Oyj	14,230	166,841
HKScan Oyj	11,438	141,706
Huhtamaki Oyj	20,463	211,050
Ilkka-Yhtyma Oyj	1,544	14,891
Kemira Oyj	7,281	69,788
Kesko Oyj	54,055	1,432,107
Konecranes Oyj	5,660	133,338
Lassila & Tikanoja Oyj	2,660	47,758
Lemminkainen Oyj	2,897	77,435
Metso Oyj	22,176	415,131
Nokian Renkaat OYJ (c)	19,256	362,847
Olvi Oyj	3,420	76,268
Oriola-KD Oyj	43,612	169,057
Orion Oyj (Series A)	17,342	272,105
Orion Oyj (Series B)	61,106	958,153
Outokumpu Oyj	47,561	823,227
Outotec Oyj	5,661	134,584
PKC Group Oyj	12,102	61,221
Pohjola Bank, Plc.	130,606	1,043,951
Poyry Oyj	21,608	306,346
Raisio, Plc.	52,300	142,955
Ramirent Oyj (c)	63,927	393,254
Rapala VMC Oyj	7,700	45,854
Rautaruukki Oyj	13,534	270,501
Ruukki Group Oyj	134,022	404,466
Sanoma Oyj (c)	32,893	511,308
Scanfil Oyj	10,528	28,807
Stockmann Oyj Abp	4,963	105,365
Talentum Oyj	17,316	39,102
Tecnomen Oyj (a)	46,505	65,325
Tietoenator Oyj	45,067	600,152
Uponor Oyj	28,470	336,991
Vacon, Plc.	131	4,364
Vaisala Oyj	3,399	120,101
Wartsila Oyj	11,156	360,148
YIT Oyj	28,189	292,571

		13,312,999

France—4.8%
Alten, Ltd. (a)	8,989	150,372
Altran Technologies S.A. (a)	59,861	168,713

Security Description	Shares	Value*

France—(Continued)
April Group	5,915	$197,478
Assystem	9,046	62,288
Atos Origin S.A.	29,838	1,012,434
Audika	2,239	56,607
Beneteau S.A. (c)	21,876	237,996
BioMerieux (c)	134	11,746
Boiron S.A.	3,639	118,621
Bonduelle S.C.A.	1,948	152,528
Bongrain S.A.	1,234	69,217
Bourbon S.A.	17,435	684,914
Bull S.A. (a)	38,888	102,660
Canal Plus	35,005	238,279
Carbone Lorraine	9,076	249,322
Cegedim S.A.	575	41,909
Cegid Group	1,784	34,018
Cie Generale de Geophysique-Veritas (a)	38,841	700,763
Ciments Francais S.A.	6,230	528,527
Club Mediterranee (a)	13,410	200,976
Delachaux S.A.	1,552	104,445
Derichebourg (c)	85,897	227,167
EDF Energies Nouvelles S.A. (c)	11,670	579,333
Electricite de Strasbourg	88	12,598
Entrepose Contracting	219	15,762
Etablissements Maurel et Prom	56,627	960,409
Euler Hermes S.A.	9,804	597,695
Euro Disney S.C.A. (a)	12,177	57,595
Exel Industries	1,149	42,679
Fimalac	5,514	301,876
Fleury Michon S.A.	141	5,933
GFI Informatique	25,757	103,056
GIFI	328	14,903
GL Events	3,491	58,780
Groupe Eurotunnel S.A.	80,399	456,465
Groupe Steria S.C.A.	17,405	319,841
Guerbet	570	89,140
Guyenne et Gascogne S.A.	1,147	99,642
Havas S.A.	16,459	40,574
Infogrames Entertainment S.A. (a)	8,773	52,889
Ingenico	16,269	310,682
Inter Parfums S.A.	280	5,600
IPSOS	13,758	345,819
Kaufman & Broad S.A.	2,689	45,273
Korian	1,998	46,325
Laurent-Perrier	1,269	87,153
Lectra	6,736	20,687
LISI	2,049	88,570
LVL Medical Groupe S.A. (a)	3,308	63,384
M6-Metropole Television	39,087	740,161
Manitou BF S.A.	5,232	62,400
Manutan International	64	3,186
Marseill Tunnel Prado-Carena	219	7,352
Meetic (a)	5,080	132,822
Naturex	298	10,055
Neopost S.A.	9,432	847,651
Nexans S.A. (c)	6,440	343,087
Norbert Dentressangle	1,639	81,639
NRJ Groupe	19,172	130,535

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Orpea (a)	8,696	$383,305
PagesJaunes Groupe (c)	8,240	80,177
Pierre & Vacances	3,267	227,148
Rallye S.A.	10,003	264,964
Recylex S.A. (a)	9,886	92,244
Remy Cointreau S.A. (c)	3,293	119,310
Rexel S.A.	52,688	447,264
Rhodia S.A. (c)	12,820	96,824
Robertet S.A.	14	1,444
Rubis	3,574	265,993
S.O.I.T.E.C. (a)	51,917	406,007
Saft Groupe S.A. (a)	13,935	553,244
Samse S.A.	24	1,967
SEB S.A.	17,139	710,231
Sechilienne-Sidec	8,474	293,764
SeLoger.com (a)	7,313	205,144
Société BIC S.A.	9,569	549,254
Somfy S.A.	75	13,100
Sopra Group S.A.	2,210	81,931
Stallergenes	3,373	222,939
STEF-TFE	599	25,181
Sucriere de Pithiviers-Le-Vieil	2	1,776
Synergie S.A.	400	6,914
Teleperformance	31,699	965,041
UBISOFT Entertainment	14,584	356,311
Union Financiere de France BQE S.A.	1,243	43,715
Valeo S.A.	4,724	87,121
Viel et Compagnie	2,379	7,677
Vilmorin & Cie	1,904	186,067
Virbac S.A.	1,074	86,530
VM Materiaux S.A.	181	10,858
Zodiac S.A. (c)	28,587	930,761

		20,256,737

Germany—6.0%
Aareal Bank AG	1,506	16,674
Aixtron AG	45,746	562,907
Augusta Technologie AG	4,492	48,241
Bauer AG	5,470	195,648
Bechtle AG	7,455	140,087
Bertrandt AG	2,364	47,550
Bilfinger Berger AG	28,716	1,336,750
Biotest AG	1,790	94,294
Borussia Dortmund GmbH & Co. KGaA (a)	20,822	25,038
Carl Zeiss Meditec AG	18,224	255,488
CENTROTEC Sustainable AG (a)	1,227	13,152
Cewe Color Holding AG	2,667	89,350
Comdirect Bank AG	17,161	120,383
CropEnergies AG (a)	2,615	10,909
CTS Eventim AG	4,715	190,873
Curanum AG	16,470	64,859
DAB Bank AG	8,986	36,782
Demag Cranes AG	758	17,151
Deutsche Wohnen AG	17,124	238,898
Douglas Holding AG	19,641	744,973
Drillisch AG	21,043	62,122

Security Description	Shares	Value*

Germany—(Continued)
Duerr AG	3,254	$52,428
Duetz AG (a)	22,978	106,930
Elexis AG	1,232	14,292
ElringKlinger AG	14,732	245,579
Evotec AG (a)	61,225	85,082
Fielmann AG	7,885	521,006
Freenet AG	46,549	467,708
Fuchs Petrolub AG	1,119	61,057
GEA Group AG	61,176	927,469
Gerresheimer AG	15,488	344,037
Gerry Weber International AG	6,329	159,614
Gesco AG	257	13,181
GFK AG	9,067	188,596
Grammer AG	1,044	8,664
Grenkeleasing AG	2,244	83,530
Hamburger Hafen und Logistik AG	2,402	92,678
Hawesko Holding AG	570	14,716
Heidelberger Druckmaschinen AG	16,242	90,527
Hochtief AG	3,487	176,064
IDS Scheer AG	12,439	187,644
Indus Holding AG	5,328	80,364
Infineon Technologies AG (a) (c)	198,191	719,063
Interseroh SE	398	22,800
IVG Immobilen AG	65,030	411,328
Jenoptik AG (a)	26,072	109,273
Kizoo AG	3,469	27,893
Kloeckner & Co. SE	20,750	442,712
Kontron AG	31,808	409,279
Krones AG (c)	9,170	349,311
KUKA AG	1,072	16,656
KWS Saat AG	1,221	219,310
Leoni AG	11,590	190,727
Loewe AG	5,700	64,043
Manz Automation AG (a)	1,003	57,174
Medigene AG (a)	16,786	99,073
Medion AG	20,340	219,660
MLP AG	28,825	350,727
Morphosys AG (a)	9,393	215,885
MTU Aero Engines Holding AG (a)	28,674	1,046,306
MVV Energie AG	1,372	59,726
Norddeutsche Affinerie AG	686	19,897
Nordex AG (c)	9,267	145,635
Pfeiffer Vacuum Technology AG	733	53,747
Pfleiderer AG (a)	14,776	107,734
Plambeck Neue Energien AG	15,014	45,563
Praktiker Bau- und Heimwerkermaerkte AG	22,632	221,156
Premiere AG (a)	53,303	215,414
QSC AG (a)	47,186	96,241
R Stahl AG	196	3,841
Rational AG (c)	2,110	243,257
REpower Systems AG	680	111,545
Rheinmetall AG	15,260	660,128
Rhoen Klinikum AG	27,276	602,764
Roth & Rau AG (a)	639	20,846
SGL Carbon AG (a) (c)	37,547	1,162,319
Singulus Technologies	16,486	54,030

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Sixt AG	3,308	$80,040
Software AG	13,227	937,349
Solar Millennium AG (a)	7,256	238,640
Solarworld AG (c)	15,574	367,557
Solon SE (c)	1,677	21,045
Stada Arzneimittel AG	27,655	692,239
Stratec Biomedical Systems	3,381	85,551
Suedzucker AG	54,275	1,103,245
Symrise AG	59,811	884,626
Takkt AG	4,447	47,380
Telegate AG	1,956	20,240
Tognum AG	33,723	444,013
United Internet AG (c)	77,509	909,902
Versatel AG (a)	2,108	21,140
Vivacon AG	10,235	7,902
Vossloh AG	6,013	722,813
Wacker Construction Equipment AG	10,000	93,488
Washtec AG (a)	1,665	15,073
Wincor Nixdorf AG	20,399	1,143,251
Wirecard AG	23,796	232,495

		25,096,347

Greece—1.7%
Agricultural Bank of Greece	143,570	310,928
Alapis Holding Industrial & Commercial S.A.	417,691	586,031
Alfa-Beta Vassilopoulos S.A.	533	25,297
Anek Lines S.A.	86,454	112,748
Bank of Attica	9,879	30,819
Bank of Greece	6,909	406,448
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	45,280	151,438
Ellaktor S.A.	85,556	635,183
Emporiki Bank S.A.	6,781	49,988
Forthnet S.A. (a)	56,130	148,425
Fourlis Holdings S.A.	22,201	287,275
Frigoglass S.A.	13,245	108,603
GEK Terna S.A.	21,810	157,509
Hellenic Duty Free Shops S.A.	6,376	63,352
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,646	330,416
Hellenic Petroleum S.A.	66,492	642,374
Iaso S.A.	9,418	57,838
Intracom Holdings S.A. (a)	56,166	119,980
Lambrakis Press S.A.	7,345	20,188
Metka S.A.	9,569	113,629
Michaniki S.A.	26,207	62,733
Motor Oil Hellas Corinth Refineries S.A.	20,217	216,035
Mytilineos Holdings S.A.	53,011	427,142
Piraeus Port Authority	4,532	92,897
S&B Industrial Minerals S.A.	6,697	45,909
Sarantis S.A.	16,104	80,464
Singularlogic S.A.	14,779	46,835
Teletypos S.A. Mega Channel	3,647	27,588
Terna Energy S.A.	7,545	47,517
The Athens Water Supply & Sewage Co. S.A.	18,775	181,109
Titan Cement Co. S.A.	42,064	1,107,056

Security Description	Shares	Value*

Greece—(Continued)
TT Hellenic Postbank S.A.	39,882	$268,894
Viohalco	30,580	197,990

		7,160,638

Hong Kong—0.8%
Allied Group, Ltd.	22,000	51,934
Allied Properties HK, Ltd.	470,000	61,783
Asia Financial Holdings, Ltd.	300,000	92,325
Chong Hing Bank, Ltd.	52,000	88,331
Cross-Harbour Holdings, Ltd.	63,000	45,883
Dah Sing Banking Group, Ltd.	185,200	184,829
Dah Sing Financial Holdings, Ltd.	48,000	195,864
Emperor International Holdings	206,000	24,105
eSun Holdings, Ltd.	332,000	43,263
Fubon Bank Hong Kong, Ltd.	176,000	84,848
Galaxy Entertainment Group, Ltd. (a)	812,000	212,409
Goldin Properties Holdings, Ltd.	58,000	22,464
Harbour Centre Development, Ltd.	54,000	39,133
Hung Hing Printing Group, Ltd. (b)	22,000	3,651
Kowloon Development Co., Ltd.	285,000	249,574
Lai Sun Development (a)	1,548,000	25,321
Lippo, Ltd.	122,000	41,783
Liu Chong Hing Investment	72,000	50,676
Melco International Development	491,000	268,667
Natural Beauty Bio-Technology, Ltd.	240,000	39,858
Next Media, Ltd.	202,000	27,639
Oriental Press Group	568,000	66,910
Ports Design, Ltd.	185,500	428,963
Shui On Construction & Materials, Ltd.	48,000	64,670
Shun Tak Holdings, Ltd.	314,000	196,874
Sino-I Technology, Ltd. (a)	1,090,000	7,937
Sun Hung Kai & Co., Ltd.	112,000	70,989
Techtronic Industries Co., Ltd.	380,500	261,802
The Hongkong & Shanghai Hotels	149,000	146,011
Vitasoy International Holdings, Ltd.	294,000	153,856
Wheelock Properties, Ltd.	175,000	100,818
Wing On Co. International, Ltd.	37,000	43,196

		3,396,366

Ireland—0.9%
C&C Group, Plc.	198,258	662,198
DCC, Plc.	34,780	717,803
Dragon Oil, Plc. (a)	121,262	713,417
FBD Holdings, Plc.	13,939	97,713
Glanbia, Plc.	43,888	135,565
Greencore Group, Plc. (c)	89,512	163,347
IFG Group, Plc.	25,945	28,220
Paddy Power, Plc.	22,887	530,274
Smurfit Kappa Group, Plc.	72,639	392,595
The Governor & Co. of the Bank of Ireland	62,012	146,495

		3,587,627

Italy—3.7%
ACEA S.p.A.	7,278	88,876
AcegasAps S.p.A.	8,490	54,891

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Actelios S.p.A.	2,562	$13,548
Amplifon S.p.A.	40,752	142,311
Ansaldo STS S.p.A. (a)	28,182	519,481
Antichi Pellettieri S.p.A.	9,305	12,424
Arnoldo Mondadori Editore S.p.A.	53,051	206,056
Astaldi S.p.A.	26,266	180,660
Autogrill S.p.A.	5,173	43,849
Azimut Holding S.p.A.	54,152	513,080
Banca Finnat Euramerica S.p.A.	68,288	49,896
Banca Generali S.p.A.	17,097	142,666
Banca IFIS S.p.A.	3,121	33,902
Banca Intermobiliare S.p.A.	15,011	66,400
Banca Popolare di Milano Scarl	172,686	1,032,821
Banco di Desio e della Brianza S.p.A.	25,686	160,913
Benetton Group S.p.A.	34,979	307,497
Biesse S.p.A.	6,021	40,741
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	33,990
Brembo S.p.A.	15,672	93,017
Bulgari S.p.A.	61,933	333,628
Buzzi Unicem S.p.A.	23,109	328,776
Caltagirone Editore S.p.A.	6,273	15,154
Carraro S.p.A.	5,504	22,394
Cementir Holding S.p.A.	25,410	97,066
CIR-Compagnie Industriali Riunite S.p.A.	272,712	450,851
Credito Artigiano S.p.A.	7,992	21,167
Credito Bergamasco S.p.A.	1,543	54,311
Credito Emiliano S.p.A.	44,886	215,298
Davide Campari-Milano S.p.A.	82,878	664,685
De’Longhi S.p.A.	4,532	13,052
DiaSorin S.p.A.	9,773	243,103
Digital Multimedia Technologies S.p.A. (a)	3,021	34,843
ERG S.p.A.	37,420	520,021
Esprinet S.p.A.	13,663	123,827
Eurotech S.p.A. (a)	15,434	64,726
Fastweb (a)	10,127	236,800
Fiera Milano S.p.A.	6,655	45,948
Fondiaria-Sai S.p.A.	8,314	134,900
Gemina S.p.A.	405,139	298,805
Geox S.p.A.	45,002	321,937
Gewiss S.p.A.	6,331	25,681
Gruppo Coin S.p.A.	22,007	108,699
Gruppo Editoriale L’Espresso S.p.A.	51,547	73,943
Hera S.p.A.	312,421	761,479
IMMSI S.p.A.	31,138	37,260
Impregilo S.p.A.	137,593	479,656
Indesit Co. S.p.A.	17,777	91,927
Industria Macchine Automatiche S.p.A.	3,204	56,261
Interpump Group S.p.A.	25,267	122,417
Iride S.p.A.	150,774	260,447
Italcementi S.p.A.	23,546	268,914
Italmobiliare S.p.A.	4,614	155,294
Juventus Football Club S.p.A. (a)	9,266	10,580
KME Group S.p.A.	46,746	33,219
Landi Renzo S.p.A.	18,215	82,440
Lottomatica S.p.A.	16,051	309,708
Mariella Burani S.p.A.	6,116	25,400

Security Description	Shares	Value*

Italy—(Continued)
MARR S.p.A.	7,654	$59,170
Mediolanum S.p.A.	6,679	35,721
Milano Assicurazioni S.p.A.	155,714	516,487
Mirato S.p.A.	2,670	16,138
Nice S.p.A. (a)	7,301	25,624
Permasteelisa S.p.A.	6,995	119,337
Piaggio & C S.p.A.	71,987	144,871
Piccolo Credito Valtellinese Scarl	97,757	884,642
Pirelli & Co. S.p.A.	1,916,940	677,381
Poltrona Frau S.p.A.	22,268	25,380
Recordati S.p.A.	43,040	266,351
Reno de Medici S.p.A.	38,858	10,664
Sabaf S.p.A.	947	20,813
Seat Pagine Gialle S.p.A.	4,576	1,055
Societa Cattolica di Assicurazioni Scrl	21,280	721,845
Societa Iniziative Autostradali e Servizi S.p.A.	29,017	202,446
Sogefi S.p.A.	21,121	30,753
Sorin S.p.A.	102,216	127,343
Telecom Italia Media S.p.A.	247,261	40,828
Tod’s S.p.A.	6,175	352,609
Trevi Finanziaria S.p.A.	13,527	157,509
Vianini Lavori S.p.A.	1,530	8,962
Vittoria Assicurazioni S.p.A.	11,118	70,233
Zignago Vetro S.p.A. (a)	3,750	17,852

		15,415,650

Japan—26.0%
Accordia Golf Co., Ltd.	80	64,680
Achilles Corp.	66,000	105,699
ADEKA Corp.	20,000	190,730
Aderans Holdings Co., Ltd. (c)	17,900	210,551
Advan Co., Ltd.	11,300	61,843
Aeon Delight Co., Ltd.	4,800	77,468
Aeon Fantasy Co., Ltd.	4,300	39,456
Aeon Hokkaido Corp.	9,600	30,373
Ahresty Corp.	5,800	29,425
Ai Holdings Corp. (c)	15,400	53,879
Aica Kogyo Co., Ltd.	23,900	233,077
Aichi Corp.	12,500	58,096
Aichi Machine Industry Co., Ltd.	37,000	116,923
Aichi Steel Corp. (c)	57,000	214,365
Aichi Tokei Denki Co., Ltd.	3,000	7,904
Aida Engineering, Ltd.	30,900	100,556
Aigan Co., Ltd.	8,000	45,472
Aiphone Co., Ltd. (c)	5,300	87,253
Airport Facilities Co., Ltd.	8,800	46,219
Aisan Industry Co., Ltd.	10,300	83,271
Akebono Brake Industry Co., Ltd. (c)	16,500	75,202
Aloka Co., Ltd.	8,200	88,642
Alpha Systems, Inc. (c)	2,200	48,473
Alpine Electronics, Inc.	23,700	243,987
Alps Electric Co., Ltd.	105,900	571,317
Alps Logistics Co., Ltd.	2,600	21,461
Altech Corp.	2,600	15,662
Amano Corp. (c)	23,900	233,183
Amiyaki Tei Co., Ltd.	20	27,811

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Amuse, Inc.	2,600	$26,147
Ando Corp.	37,000	58,128
Anest Iwata Corp.	12,000	34,319
Anritsu Corp.	42,000	180,429
AOC Holdings, Inc.	17,300	161,104
Aohata Corp.	500	6,974
AOKI Holdings, Inc.	11,800	127,970
Aoyama Trading Co., Ltd.	8,200	141,227
Arakawa Chemical Industries, Ltd.	6,500	73,243
Araya Industrial Co., Ltd.	25,000	38,259
Ariake Japan Co., Ltd.	8,500	131,510
Arisawa Manufacturing Co., Ltd.	14,700	87,637
Aronkasei Co., Ltd.	4,000	12,839
Art Corp.	4,600	61,609
As One Corp.	5,000	89,425
Asahi Diamond Industrial Co., Ltd. (c)	20,000	113,385
Asahi Holdings, Inc.	8,500	151,822
Asahi Kogyosha Co., Ltd.	11,000	41,687
Asahi Organic Chemicals Industry Co., Ltd. (c)	30,000	80,644
Asahi TEC Corp. (a)	120,000	66,958
Asatsu-DK, Inc. (c)	11,800	266,297
Ashimori Industry Co., Ltd.	25,000	39,544
ASICS Trading Co., Ltd.	800	8,340
ASKA Pharmaceutical Co., Ltd.	10,000	84,587
Asunaro Aoki Construction Co., Ltd.	7,000	33,836
Atom Corp.	8,400	26,214
Atsugi Co., Ltd.	88,000	125,516
Avex Group Holdings, Inc. (c)	12,000	112,424
Bando Chemical Industries, Ltd.	37,000	90,620
Bank of the Ryukyus, Ltd. (c)	17,900	211,838
Belluna Co., Ltd.	11,950	45,411
Best Denki Co., Ltd. (c)	29,000	125,718
Bookoff Corp.	6,000	69,068
Bunka Shutter Co., Ltd. (c)	21,000	78,776
CAC Corp. (c)	6,200	44,781
Calsonic Kansei Corp.	73,000	143,169
Canon Electronics, Inc.	5,600	81,114
Canon Finetech, Inc.	7,300	97,566
Carchs Co., Ltd. (a)	54,500	20,956
Catena Corp.	11,500	31,548
Cawachi, Ltd.	7,900	150,319
Central Glass Co., Ltd.	13,000	51,608
Central Security Patrols Co., Ltd.	3,200	31,433
Century Leasing System, Inc.	10,700	121,322
CFS Corp.	5,500	33,313
Chino Corp.	14,000	37,626
Chiyoda Co., Ltd. (c)	12,100	172,600
Chofu Seisakusho Co., Ltd.	8,800	178,990
Chori Co., Ltd.	64,000	80,682
Chubu Shiryo Co., Ltd.	12,000	86,784
Chudenko Corp.	16,400	271,397
Chuetsu Pulp & Paper Co., Ltd.	50,000	122,100
Chugai Mining Co., Ltd.	67,700	28,040
Chugai Ro Co., Ltd.	24,000	70,269
Chugoku Marine Paints, Ltd.	22,000	151,329
Chuo Denki Kogyo Co., Ltd.	8,000	65,647
Chuo Spring Co., Ltd.	13,000	34,976

Security Description	Shares	Value*

Japan—(Continued)
CKD Corp. (c)	33,000	$167,517
Clarion Co., Ltd.	51,000	49,859
Cleanup Corp.	9,100	47,075
CMK Corp.	20,100	198,364
Co-Op Chemical Co., Ltd. (a)	14,000	29,353
Coca-Cola Central Japan Co., Ltd.	9,500	130,919
Colowide Co., Ltd. (c)	14,500	87,600
Commuture Corp.	14,000	90,017
Computer Engineering & Consulting, Ltd.	6,000	43,651
Core Corp.	3,000	18,042
Corona Corp.	9,000	114,020
Cosel Co., Ltd.	6,700	70,638
Create Medic Co., Ltd.	1,800	16,742
Cross Plus, Inc.	1,100	14,547
CSK Holdings Corp. (c)	43,900	205,240
CTI Engineering Co., Ltd.	4,700	26,505
Cybozu, Inc.	119	23,632
Dai Nippon Toryo Co., Ltd.	35,000	39,444
Dai-Dan Co., Ltd.	16,000	78,788
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	36,798
Daido Kogyo Co., Ltd.	9,000	15,364
Daido Metal Co., Ltd. (c)	19,000	78,075
Daidoh, Ltd.	8,800	58,569
Daifuku Co., Ltd.	38,500	272,903
Daihen Corp. (c)	46,000	159,557
Daiichi Chuo Kisen Kaisha (c)	57,000	163,010
Daiichi Jitsugyo Co., Ltd. (c)	20,000	70,443
Daiken Corp.	33,000	59,251
Daiki Aluminium Industry Co., Ltd.	19,000	45,030
Daiko Clearing Services Corp.	5,200	31,459
Daikoku Denki Co., Ltd.	4,200	55,838
Daikyo, Inc. (c)	101,000	172,477
Daimei Telecom Engineering Corp.	15,000	143,608
Dainichi Co., Ltd.	4,700	28,651
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	28,000	71,764
Dainippon Screen Manufacturing Co., Ltd. (c)	106,000	363,516
Daiseki Co., Ltd. (c)	12,600	276,375
Daiso Co., Ltd. (c)	27,000	65,594
Daisyo Corp.	5,800	79,311
Daiwa Industries, Ltd.	18,000	82,900
Daiwa Seiko, Inc.	37,000	52,405
Daiwabo Co., Ltd.	49,000	145,370
DC Co., Ltd.	5,600	18,491
DCM Japan Holdings Co., Ltd.	34,600	236,194
Denki Kogyo Co., Ltd. (c)	19,000	95,513
Denyo Co., Ltd.	10,700	83,718
Descente, Ltd.	18,000	86,096
DMW Corp.	700	12,668
Doshisha Co., Ltd.	4,600	66,914
Dowa Holdings Co., Ltd.	45,000	186,322
DTS Corp.	8,900	92,528
Duskin Co., Ltd.	9,000	152,431
Dwango Co., Ltd. (c)	34	50,217
Dydo Drinco, Inc.	4,300	116,967
eAccess, Ltd. (c)	489	400,061
Eagle Industry Co., Ltd. (c)	13,000	54,715

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Earth Chemical Co., Ltd. (c)	3,600	$96,007
EBARA Corp.	71,000	243,254
EDION Corp. (c)	45,600	294,496
Eiken Chemical Co., Ltd.	7,500	64,110
Eizo Nanao Corp.	6,800	132,756
Enplas Corp.	6,700	97,207
ESPEC Corp.	8,800	66,581
Exedy Corp.	17,400	340,311
Falco Biosystems, Ltd.	3,100	24,537
Fancl Corp.	6,600	80,379
FDK Corp. (a)	42,000	74,356
Foster Electric Co., Ltd. (c)	7,200	81,683
FP Corp.	5,200	228,314
France Bed Holdings Co., Ltd. (c)	53,000	80,066
Fudo Tetra Corp.	61,400	53,838
Fuji Co., Ltd./Ehime	5,300	95,149
Fuji Corp., Ltd.	12,200	33,349
Fuji Kiko Co., Ltd.	12,000	14,606
Fuji Kyuko Co., Ltd. (c)	20,000	85,963
Fuji Oil Co., Ltd.	27,300	317,523
Fuji Soft, Inc. (c)	12,700	250,596
Fujibo Holdings, Inc.	30,000	33,818
Fujico Co., Ltd. (c)	8,000	91,088
Fujikura Kasei Co., Ltd.	9,600	53,318
Fujita Kanko, Inc. (c)	30,000	131,938
Fujitec Co., Ltd.	37,000	174,537
Fujitsu Business Systems, Ltd. (c)	6,400	121,019
Fujitsu Frontech, Ltd.	7,400	74,365
Fujitsu General, Ltd.	18,000	56,449
Fujiya Co., Ltd. (a) (c)	43,000	63,239
Fukuda Corp.	20,000	35,392
Fukushima Industries Corp.	1,700	12,022
Fumakilla, Ltd.	8,000	38,958
Funai Consulting Co., Ltd.	8,700	43,611
Funai Electric Co., Ltd.	10,500	429,430
Furukawa Battery Co., Ltd. (a) (c)	10,000	95,845
Furukawa Co., Ltd.	124,000	157,209
Furukawa-Sky Aluminum Corp.	39,000	73,880
Furusato Industries, Ltd.	5,400	39,650
Fuso Pharmaceutical Industries, Ltd.	29,000	95,953
Futaba Corp.	20,900	381,738
Futaba Industrial Co., Ltd. (c)	27,800	99,655
Future Architect, Inc.	68	29,917
Fuyo General Lease Co., Ltd.	8,100	179,627
Gakken Co., Ltd. (c)	43,000	83,213
Gecoss Corp.	8,800	40,675
Genki Sushi Co., Ltd.	2,200	27,213
Geo Corp.	142	117,028
GMO internet, Inc.	14,200	63,727
Godo Steel, Ltd.	68,000	202,347
Goldcrest Co., Ltd.	9,430	247,283
Goldwin, Inc. (a)	20,000	51,468
Gourmet Kineya Co., Ltd.	1,000	6,824
Green Hospital Supply, Inc. (c)	107	62,667
Gulliver International Co., Ltd. (c)	1,770	69,859
Gun-Ei Chemical Industry Co., Ltd.	20,000	46,727
Gunze, Ltd.	51,000	226,532

Security Description	Shares	Value*

Japan—(Continued)
Hakuto Co., Ltd.	7,800	$73,762
Hakuyosha Co., Ltd.	2,000	5,346
Hanwa Co., Ltd.	113,000	421,900
Happinet Corp.	3,400	40,444
Harashin Narus Holdings Co., Ltd.	5,600	55,620
Harima Chemicals, Inc.	2,000	8,493
Haseko Corp. (c)	63,000	64,826
Hazama Corp.	41,900	51,944
Heiwa Corp.	10,100	116,860
Heiwa Real Estate Co., Ltd.	71,500	233,003
Heiwado Co., Ltd.	15,400	186,482
Hibiya Engineering, Ltd.	11,000	97,629
HIS Co., Ltd. (c)	7,700	168,952
Hitachi Business Solution Co., Ltd.	900	5,453
Hitachi Cable, Ltd.	107,000	340,618
Hitachi Information Systems, Ltd.	9,300	195,518
Hitachi Koki Co., Ltd. (c)	19,000	166,897
Hitachi Kokusai Electric, Inc. (c)	22,000	145,699
Hitachi Maxell, Ltd.	27,200	336,065
Hitachi Medical Corp.	8,000	89,222
Hitachi Metals Techno, Ltd.	2,000	7,786
Hitachi Plant Technologies, Ltd.	34,000	168,852
Hitachi Software Engineering Co., Ltd.	11,800	200,828
Hitachi Systems & Services, Ltd.	4,900	66,902
Hitachi Tool Engineering, Ltd.	8,100	73,778
Hitachi Zosen Corp. (a)	323,000	432,720
Hochiki Corp.	8,000	49,154
Hodogaya Chemical Co., Ltd.	35,000	82,245
Hogy Medical Co., Ltd.	4,400	223,380
Hohsui Corp.	12,000	18,267
Hokkaido Gas Co., Ltd.	33,000	84,163
Hokkan Holdings, Ltd.	23,000	57,840
Hokko Chemical Industry Co., Ltd.	8,000	27,629
Hokuetsu Paper Mills, Ltd. (c)	60,500	298,026
Hokuriku Electric Industry Co., Ltd.	22,000	40,543
Hokuriku Electrical Construction Co., Ltd.	1,000	3,236
Hokuto Corp.	9,000	184,971
Honshu Chemical Industry Co., Ltd.	2,000	7,732
Horiba, Ltd. (c)	2,300	55,097
Horipro, Inc.	3,500	27,873
Hosiden Corp.	28,000	354,231
Hosokawa Micron Corp.	14,000	61,168
Howa Machinery, Ltd.	36,000	25,628
I-Net Corp.	3,200	17,431
IBJ Leasing Co., Ltd.	7,300	100,578
Ichikawa Co., Ltd.	2,000	4,645
Ichikoh Industries, Ltd.	18,000	32,121
Ichinen Holdings Co., Ltd.	7,000	32,569
Ichiyoshi Securities Co., Ltd.	10,300	84,892
Icom, Inc.	4,200	92,160
Idec Corp.	9,700	70,580
Ihara Chemical Industry Co., Ltd.	18,000	68,535
Iino Kaiun Kaisha, Ltd. (c)	26,000	153,969
Imasen Electric Industrial	7,100	76,549
Imperial Hotel, Ltd.	650	14,100
Inaba Denki Sangyo Co., Ltd.	6,000	139,767
Inaba Seisakusho Co., Ltd.	5,500	55,489

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Inabata & Co., Ltd.	23,700	$96,167
Inageya Co., Ltd.	6,000	56,951
Ines Corp.	14,100	95,725
Information Services International-Dentsu, Ltd.	4,900	30,089
Inui Steamship Co., Ltd.	6,500	47,596
Invoice, Inc.	4,571	85,237
Ise Chemical Corp.	1,000	6,129
Iseki & Co., Ltd. (c)	77,000	311,813
Ishihara Sangyo Kaisha, Ltd. (a)	154,000	165,114
Ishii Hyoki Co., Ltd.	1,800	30,449
Itochu Enex Co., Ltd.	26,200	161,474
Itochu-Shokuhin Co., Ltd.	1,800	65,039
Itoham Foods, Inc. (c)	74,000	277,574
Itoki Corp.	16,300	46,015
Iwasaki Electric Co., Ltd.	34,000	82,195
IWATANI Corp. (c)	76,000	212,437
Iwatsu Electric Co., Ltd.	37,000	43,617
Izumiya Co., Ltd.	44,000	255,737
J-Oil Mills, Inc.	38,000	140,576
Jalux, Inc.	3,200	44,113
Janome Sewing Machine Co., Ltd. (c)	88,000	69,992
Japan Airport Terminal Co., Ltd. (c)	27,900	337,254
Japan Aviation Electronics Industry, Ltd. (c)	27,000	166,684
Japan Carlit Co., Ltd.	7,000	34,169
Japan Cash Machine Co., Ltd.	7,900	72,000
Japan Digital Laboratory Co., Ltd.	9,200	116,530
Japan Pulp & Paper Co., Ltd.	33,000	101,034
Japan Radio Co., Ltd. (c)	36,000	94,847
Japan Transcity Corp.	23,000	61,449
Japan Vilene Co., Ltd.	15,000	77,171
Jastec Co., Ltd.	5,100	29,394
JBCC Holdings, Inc.	5,700	39,516
JBIS Holdings, Inc.	10,400	38,557
Jeol, Ltd. (c)	29,000	114,752
JFE Shoji Holdings, Inc.	53,000	195,241
JK Holdings Co., Ltd.	5,600	26,859
JMS Co., Ltd.	13,000	49,369
Joban Kosan Co., Ltd.	19,000	29,708
Joshin Denki Co., Ltd.	18,000	131,248
JSP Corp.	13,200	100,366
Juki Corp.	55,000	73,074
JVC KENWOOD Holdings, Inc.	266,800	189,665
K’s Holdings Corp.	17,700	457,097
kabu.com Securities Co., Ltd.	35	46,526
Kadokawa Group Holdings, Inc.	7,900	182,751
Kaga Electronics Co., Ltd.	8,500	113,301
Kagawa Bank, Ltd.	31,000	128,871
Kakaku.com, Inc.	65	246,090
Kaken Pharmaceutical Co., Ltd.	15,000	133,416
Kameda Seika Co., Ltd.	3,100	45,457
Kamei Corp.	9,000	46,440
Kanaden Corp.	11,000	55,389
Kanagawa Chuo Kotsu Co., Ltd.	16,000	85,871
Kanamoto Co., Ltd.	15,000	78,168
Kanematsu Corp. (a)	149,000	155,074
Kanematsu Electronics, Ltd.	8,500	74,393
Kanto Auto Works, Ltd.	15,200	146,608

Security Description	Shares	Value*

Japan—(Continued)
Kanto Denka Kogyo Co., Ltd.	18,000	$92,338
Kanto Natural Gas Development, Ltd. (c)	12,000	70,667
Kanto Tsukuba Bank, Ltd. (c)	25,500	82,219
Kasai Kogyo Co., Ltd.	10,000	24,202
Kasumi Co., Ltd.	16,000	70,426
Katakura Chikkarin Co., Ltd.	8,000	28,315
Katakura Industries Co., Ltd.	9,000	80,953
Kato Sangyo Co., Ltd.	7,100	113,932
Kato Works Co., Ltd.	27,000	67,163
Kawai Musical Instruments Manufacturing Co., Ltd.	30,000	36,565
Kawasaki Kinkai Kisen Kaisha	7,000	20,065
Kawashima Selkon Textiles Co., Ltd.	29,000	28,835
Kawasumi Laboratories, Inc.	9,000	58,725
Kayaba Industry Co., Ltd. (c)	83,000	185,206
Keihin Corp. (c)	8,000	104,329
Keiyo Co., Ltd. (c)	13,300	66,865
Kenedix, Inc.	289	153,953
Kentucky Fried Chicken Japan, Ltd.	3,000	53,555
KEY Coffee, Inc.	5,800	95,031
Kimura Chemical Plants Co., Ltd.	4,900	44,388
Kinki Nippon Tourist Co., Ltd.	23,000	25,205
Kinki Sharyo Co., Ltd.	12,000	79,925
Kintetsu World Express, Inc. (c)	7,100	168,464
Kinugawa Rubber Industrial Co., Ltd.	16,000	24,711
Kishu Paper Co., Ltd.	37,000	35,971
Kisoji Co., Ltd. (c)	6,800	135,168
Kitagawa Iron Works Co., Ltd.	33,000	43,373
Kitano Construction Corp.	24,000	58,639
Kitz Corp. (c)	37,000	125,604
Kiyo Holdings, Inc. (c)	246,000	312,578
Koa Corp. (c)	16,100	133,388
Koatsu Gas Kogyo Co., Ltd.	17,000	87,569
Kohnan Shoji Co., Ltd.	10,300	101,609
Kohsoku Corp.	5,000	32,088
Koike Sanso Kogyo Co., Ltd.	13,000	39,205
Kojima Co., Ltd. (c)	11,300	56,006
Kokuyo Co., Ltd. (c)	47,000	410,037
Komai Tekko, Inc.	12,000	27,146
Komatsu Seiren Co., Ltd.	13,000	49,258
Komatsu Wall Industry Co., Ltd.	3,600	41,610
Komeri Co., Ltd.	11,900	262,669
Komori Corp.	36,500	435,250
Konaka Co., Ltd.	12,400	32,975
Konishi Co., Ltd.	7,300	58,557
Kosaido Co., Ltd.	3,700	11,498
Kosei Securities Co., Ltd.	14,000	17,888
Krosaki Harima Corp.	26,000	55,320
KRS Corp.	4,200	39,482
Kumagai Gumi Co., Ltd.	81,000	82,060
Kumiai Chemical Industry Co., Ltd.	30,000	138,123
Kura Corp.	25	47,776
Kurabo Industries, Ltd.	87,000	180,290
KUREHA Corp.	65,000	342,667
Kurimoto, Ltd.	53,000	62,422
Kuroda Electric Co., Ltd.	11,800	158,176
Kyodo Printing Co., Ltd.	41,000	130,080
Kyodo Shiryo Co., Ltd.	30,000	39,119

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kyoei Tanker Co., Ltd.	13,000	$41,385
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,900	85,348
Kyokuyo Co., Ltd.	34,000	70,630
Kyorin Co., Ltd. (c)	7,000	106,046
Kyoritsu Maintenance Co., Ltd.	4,000	66,793
Kyosan Electric Manufacturing Co., Ltd.	22,000	91,823
Kyoto Kimono Yuzen Co., Ltd.	4,400	36,413
Kyowa Electronics Instruments Co., Ltd.	6,000	16,292
Kyowa Exeo Corp.	24,000	237,984
Kyowa Leather Cloth Co., Ltd.	3,300	13,594
Kyudenko Corp.	20,000	138,176
Life Corp.	9,500	161,113
Macnica, Inc.	4,500	66,421
Maeda Corp.	74,000	280,789
Maeda Road Construction Co., Ltd.	35,000	357,145
Maezawa Kasei Industries Co., Ltd. (c)	5,200	50,182
Maezawa Kyuso Industries Co., Ltd.	5,300	81,155
Makino Milling Machine Co., Ltd. (c)	61,000	197,336
Mandom Corp.	8,700	196,422
Mars Engineering Corp. (c)	3,800	108,927
Marubun Corp.	10,300	69,900
Marudai Food Co., Ltd.	57,000	165,767
Maruei Department Store Co., Ltd.	20,000	36,601
Maruha Nichiro Holdings, Inc. (c)	182,000	272,166
Maruka Machinery Co., Ltd.	3,000	23,006
Marusan Securities Co., Ltd.	24,600	158,877
Maruwa Co., Ltd.	4,200	73,527
Maruwn Corp.	2,200	5,969
Maruyama Manufacturing Co.Inc	18,000	40,507
Maruzen Co., Ltd. (a)	57,000	59,005
Maruzen Showa Unyu Co., Ltd.	28,000	76,456
Maspro Denkoh Corp.	6,200	55,877
Matsuda Sangyo Co., Ltd. (c)	4,100	65,279
Matsui Construction Co., Ltd.	10,000	39,089
Matsuya Co., Ltd. (c)	11,700	139,994
Matsuya Foods Co., Ltd.	4,900	66,708
Max Co., Ltd.	14,000	154,366
Maxvalu Tokai Co., Ltd.	5,400	65,665
MEC Co., Ltd. (c)	4,800	29,641
Megachips Corp.	5,100	116,819
Meidensha Corp. (c)	73,000	419,518
Meiji Shipping Co., Ltd. (c)	8,500	49,328
Meitec Corp.	14,000	240,393
Meito Sangyo Co., Ltd.	6,200	88,517
Meito Transportation Co., Ltd.	1,400	11,901
Meiwa Estate Co., Ltd.	10,300	61,715
Melco Holdings, Inc.	5,600	69,481
Mercian Corp.	38,000	73,936
Mikuni Coca-Cola Bottling Co., Ltd.	11,100	89,845
Milbon Co., Ltd. (c)	3,500	78,929
Mimasu Semiconductor Industry Co., Ltd.	6,800	81,276
Ministop Co., Ltd.	5,300	85,163
Misawa Homes Co., Ltd. (a)	13,200	61,232
Mito Securities Co., Ltd.	21,000	65,259
Mitsuba Corp.	18,000	62,245
Mitsubishi Cable Industries, Ltd.	47,000	48,401
Mitsubishi Kakoki Kaisha, Ltd.	22,000	58,648

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Paper Mills, Ltd. (c)	124,000	$172,683
Mitsubishi Pencil Co., Ltd.	6,500	84,301
Mitsubishi Steel Manufacturing Co., Ltd.	43,000	100,286
Mitsuboshi Belting Co., Ltd.	30,000	128,928
Mitsui Engineering & Shipbuilding Co., Ltd. (c)	61,000	142,870
Mitsui High-Tec, Inc.	12,500	136,285
Mitsui Home Co., Ltd.	22,000	128,816
Mitsui Knowledge Industry Co., Ltd.	396	79,205
Mitsui Matsushima Co., Ltd. (c)	25,000	35,426
Mitsui Sugar Co., Ltd.	34,000	114,939
Mitsui-Soko Co., Ltd. (c)	36,000	141,699
Mitsumura Printing Co., Ltd.	1,000	3,508
Mitsuuroko Co., Ltd.	11,000	60,867
Miura Co., Ltd.	12,500	278,189
Miyoshi Oil & Fat Co., Ltd.	30,000	46,534
Miyuki Holdings Co., Ltd.	5,000	16,022
Mizuho Investors Securities Co., Ltd. (c)	92,000	116,580
Mizuno Corp. (c)	36,000	160,341
Modec, Inc.	5,100	89,386
Monex Beans Holdings, Inc.	469	207,544
Mori Seiki Co., Ltd. (c)	9,800	101,416
Morinaga & Co., Ltd. (c)	76,000	156,456
Morinaga Milk Industry Co., Ltd.	85,000	325,602
Morita Holdings Corp.	8,000	31,879
Morozoff, Ltd.	11,000	35,332
Mory Industries, Inc.	20,000	44,058
MOS Food Services, Inc.	9,600	157,210
Moshi Moshi Hotline, Inc. (c)	8,900	184,548
Mr Max Corp.	15,700	81,346
Mutoh Holdings Co., Ltd. (a)	21,000	35,088
Mutow Co., Ltd.	9,500	41,044
Nabtesco Corp.	44,000	431,528
NAC Co., Ltd.	1,400	12,448
Nachi-Fujikoshi Corp. (c)	69,000	140,754
Nagatanien Co., Ltd.	12,000	108,552
Nakabayashi Co., Ltd.	17,000	38,932
Nakamuraya Co., Ltd.	18,000	85,308
Nakayama Steel Works, Ltd.	52,000	122,931
NEC Fielding, Ltd.	6,000	82,446
NEC Leasing, Ltd.	9,100	134,341
NEC Mobiling, Ltd.	4,600	88,774
NEC Networks & System Integration Corp.	9,600	117,591
NEC Tokin Corp.	16,000	38,379
NET One Systems Co., Ltd.	191	335,114
Neturen Co., Ltd.	13,200	101,304
New Japan Radio Co., Ltd.	15,000	44,066
NHK Spring Co., Ltd.	20,000	133,438
Nice Holdings, Inc.	31,000	52,799
Nichia Steel Works, Ltd.	18,000	57,656
Nichias Corp.	37,000	108,011
Nichiban Co., Ltd.	14,000	43,250
Nichicon Corp.	28,700	413,321
Nichiha Corp. (c)	10,500	83,362
Nichii Gakkan Co.	16,600	164,616
Nichireki Co., Ltd.	11,000	40,848
Nidec Copal Corp.	5,900	58,485
Nidec Sankyo Corp.	28,000	132,339

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nidec Servo Corp.	8,000	$40,421
Nidec-Tosok Corp.	5,800	42,526
Nifco, Inc.	19,600	302,343
Nihon Chouzai Co., Ltd.	1,990	34,006
Nihon Dempa Kogyo Co., Ltd. (c)	7,700	161,365
Nihon Eslead Corp.	3,100	29,509
Nihon Kohden Corp.	15,400	201,685
Nihon Nohyaku Co., Ltd.	15,000	138,614
Nihon Parkerizing Co., Ltd.	22,000	232,009
Nihon Spindle Manufacturing Co., Ltd.	15,000	24,773
Nihon Unisys, Ltd.	13,500	116,902
Nihon Yamamura Glass Co., Ltd.	51,000	128,092
Nikkiso Co., Ltd. (c)	18,000	122,705
Nikko Co., Ltd.	14,000	41,774
Nippo Corp.	35,000	324,310
Nippon Beet Sugar Manufacturing Co., Ltd. (c)	53,000	128,937
Nippon Carbon Co., Ltd. (c)	34,000	94,432
Nippon Ceramic Co., Ltd. (c)	6,400	71,549
Nippon Chemi-Con Corp. (c)	57,000	214,835
Nippon Chemical Industrial Co., Ltd.	38,000	92,646
Nippon Chemiphar Co., Ltd. (c)	10,000	31,595
Nippon Coke & Engineering Co.	66,500	85,568
Nippon Denko Co., Ltd. (c)	27,000	178,345
Nippon Densetsu Kogyo Co., Ltd.	14,000	146,762
Nippon Denwa Shisetsu Co., Ltd.	16,000	46,839
Nippon Felt Co., Ltd.	7,000	30,395
Nippon Filcon Co., Ltd.	6,600	33,259
Nippon Fine Chemical Co., Ltd.	7,400	42,170
Nippon Flour Mills Co., Ltd.	52,000	249,902
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	30,766
Nippon Gas Co., Ltd.	9,700	142,754
Nippon Hume Corp.	6,000	18,108
Nippon Kanzai Co., Ltd.	3,600	52,242
Nippon Kasei Chemical Co., Ltd.	26,000	44,308
Nippon Kayaku Co., Ltd.	30,000	205,990
Nippon Kinzoku Co., Ltd.	29,000	49,869
Nippon Koei Co., Ltd.	37,000	126,357
Nippon Konpo Unyu Soko Co., Ltd.	32,000	353,773
Nippon Koshuha Steel Co., Ltd.	34,000	37,852
Nippon Light Metal Co., Ltd.	274,000	310,357
Nippon Metal Industry Co., Ltd. (c)	57,000	125,518
Nippon Paint Co., Ltd.	43,000	220,823
Nippon Parking Development Co., Ltd.	803	45,958
Nippon Pillar Packing Co., Ltd.	11,000	39,836
Nippon Piston Ring Co., Ltd. (c)	28,000	34,369
Nippon Seiki Co., Ltd. (c)	20,000	206,651
Nippon Seisen Co., Ltd.	15,000	36,708
Nippon Shinyaku Co., Ltd.	24,000	274,631
Nippon Signal Co., Ltd.	21,100	175,030
Nippon Soda Co., Ltd.	59,000	264,163
Nippon Steel Trading Co., Ltd.	22,000	38,103
Nippon Suisan Kaisha, Ltd. (c)	27,500	71,970
Nippon Thompson Co., Ltd. (c)	30,000	155,988
Nippon Valqua Industries, Ltd.	32,000	70,001
Nippon Yakin Kogyo Co., Ltd.	62,500	299,923
Nippon Yusoki Co., Ltd.	2,000	5,354
Nipro Corp. (c)	9,000	183,758

Security Description	Shares	Value*

Japan—(Continued)
NIS Group Co., Ltd.	82,900	$40,200
Nishimatsu Construction Co., Ltd.	148,000	228,840
Nishimatsuya Chain Co., Ltd. (c)	24,200	212,321
Nissan Shatai Co., Ltd.	43,000	352,620
Nissei Corp.	10,500	70,177
Nissen Holdings Co., Ltd. (c)	14,000	56,624
Nissin Corp.	30,000	67,953
Nissin Electric Co., Ltd. (c)	28,000	152,303
Nissin Kogyo Co., Ltd.	17,400	220,832
Nissin Sugar Manufacturing Co., Ltd.	7,000	15,955
Nissui Pharmaceutical Co., Ltd.	5,800	49,197
Nitta Corp. (c)	11,900	172,970
Nittan Valve Co., Ltd.	10,500	37,902
Nittetsu Mining Co., Ltd.	31,000	131,838
Nitto Boseki Co., Ltd.	132,000	239,715
Nitto Fuji Flour Milling Co., Ltd.	4,000	12,412
Nitto Kogyo Corp.	11,900	124,747
Nitto Kohki Co., Ltd.	3,800	75,534
Nitto Seiko Co., Ltd.	11,000	30,369
NOF Corp. (c)	74,000	297,576
Nohmi Bosai, Ltd. (c)	9,000	79,955
Nomura Co., Ltd.	19,000	54,547
Noritake Co., Ltd.	47,000	154,540
Noritsu Koki Co., Ltd.	8,700	82,137
Nosan Corp.	18,000	45,440
NS Solutions Corp. (c)	8,800	140,813
NSD Co., Ltd. (c)	14,000	141,466
O-M, Ltd.	8,000	32,103
Oenon Holdings, Inc. (c)	17,000	38,591
Ohara, Inc.	4,400	61,910
Oiles Corp.	10,400	156,520
Okabe Co., Ltd.	18,600	75,914
Okamoto Industries, Inc. (c)	29,000	101,024
Okamura Corp.	31,000	184,033
Okasan Securities Group, Inc.	51,000	254,422
Oki Electric Industry Co., Ltd.	213,000	224,058
OKK Corp.	32,000	32,624
Okuma Holdings, Inc. (c)	81,000	379,327
Okumura Corp. (c)	84,000	326,308
Okura Industrial Co., Ltd.	24,000	63,291
Okuwa Co., Ltd.	10,000	117,333
Olympic Corp.	9,300	61,647
OMC Card, Inc. (c)	43,900	99,655
ONO Sokki Co., Ltd.	9,000	39,196
Onoken Co., Ltd.	7,000	72,982
Organo Corp.	11,000	89,963
Oriental Yeast Co., Ltd.	4,000	20,408
Origin Electric Co., Ltd.	11,000	35,128
Osaka Organic Chemical Industry, Ltd.	100	375
Osaka Steel Co., Ltd.	8,300	150,000
OSAKA Titanium Technologies Co., Ltd. (c)	8,000	291,830
Osaki Electric Co., Ltd. (c)	11,000	114,381
OSG Corp.	33,800	285,588
Oyo Corp. (c)	7,600	80,343
Pacific Industrial Co., Ltd.	16,000	50,907
Pacific Metals Co., Ltd.	74,000	568,113
PanaHome Corp.	37,000	224,930

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Paramount Bed Co., Ltd. (c)	7,400	$107,668
Parco Co., Ltd. (c)	32,300	250,984
Paris Miki, Inc.	10,200	99,061
Park24 Co., Ltd.	41,100	368,838
Pasco Corp. (a)	17,000	32,860
Pasona Group, Inc.	76	52,677
Penta-Ocean Construction Co., Ltd. (c)	130,500	188,539
PIA Corp. (a)	3,200	38,981
Pigeon Corp.	6,800	216,297
Pilot Corp.	44	53,950
Piolax, Inc.	4,000	60,088
Pioneer Corp. (c)	97,000	286,087
Press Kogyo Co., Ltd.	44,000	77,888
Prima Meat Packers, Ltd.	65,000	78,660
Pronexus, Inc.	8,100	58,524
PS Mitsubishi Construction Co., Ltd. (c)	9,900	46,187
Raito Kogyo Co., Ltd.	24,200	63,268
Rasa Industries, Ltd.	33,000	43,705
Renown, Inc. (a) (c)	23,900	56,808
Resort Solution Co., Ltd.	1,000	1,595
Resort Trust, Inc.	13,500	142,332
Rheon Automatic Machinery Co., Ltd.	5,000	13,242
Rhythm Watch Co., Ltd.	57,000	68,322
Ricoh Leasing Co., Ltd.	6,800	133,155
Right On Co., Ltd.	5,500	50,275
Riken Corp.	38,000	119,953
Riken Keiki Co., Ltd.	7,500	49,885
Riken Technos Corp.	22,000	44,068
Riken Vitamin Co., Ltd.	100	2,887
Ringer Hut Co., Ltd.	6,200	80,653
Risa Partners, Inc. (c)	106	99,589
Rock Field Co., Ltd.	3,800	47,023
Roland Corp.	10,200	124,828
Roland DG Corp. (c)	3,700	49,811
Round One Corp.	20,000	198,875
Royal Holdings Co., Ltd. (c)	9,000	94,858
Ryobi, Ltd.	73,000	191,353
Ryoden Trading Co., Ltd.	15,000	83,920
Ryohin Keikaku Co., Ltd.	9,200	387,111
Ryosan Co., Ltd.	12,500	292,951
Ryoshoku, Ltd. (c)	5,000	114,241
Ryoyo Electro Corp.	11,000	91,781
S&B Foods, Inc.	2,000	16,993
S. Foods, Inc.	8,500	68,438
Sagami Chain Co., Ltd.	3,000	28,038
Saibu Gas Co., Ltd. (c)	94,000	243,137
Saizeriya Co., Ltd. (c)	12,500	182,010
Sakai Chemical Industry Co., Ltd.	48,000	193,035
Sakata INX Corp.	20,000	68,065
Sakata Seed Corp. (c)	14,600	199,627
Sala Corp.	11,000	60,200
San Holdings, Inc.	1,600	28,358
San-Ai Oil Co., Ltd.	22,000	102,687
Sanden Corp.	56,000	139,446
Sanei-International Co., Ltd.	5,700	48,916
Sanken Electric Co., Ltd.	53,000	208,141
Sanki Engineering Co., Ltd.	23,000	176,352

Security Description	Shares	Value*

Japan—(Continued)
Sanko Metal Industries Co., Ltd.	10,000	$37,683
Sankyo Seiko Co., Ltd.	23,700	52,165
Sankyo-Tateyama Holdings, Inc.	127,000	114,270
Sankyu, Inc. (c)	112,000	439,530
Sanoh Industrial Co., Ltd.	10,100	49,453
Sanrio Co., Ltd.	19,200	166,328
Sanshin Electronics Co., Ltd.	12,600	96,870
Sansui Electric Co., Ltd. (a)	316,000	19,542
Sanwa Holdings Corp.	103,000	366,524
Sanyo Chemical Industries, Ltd.	30,000	151,786
Sanyo Denki Co., Ltd.	17,000	69,775
Sanyo Housing Nagoya Co., Ltd.	25	25,479
Sanyo Shokai, Ltd.	45,000	153,598
Sanyo Special Steel Co., Ltd.	61,000	231,209
Sasebo Heavy Industries Co., Ltd. (c)	37,000	77,125
Sato Corp. (c)	8,600	78,709
Sato Shoji Corp.	7,200	38,702
Satori Electric Co., Ltd.	6,600	38,604
Secom Joshinetsu Co., Ltd.	900	15,469
Secom Techno Service Co., Ltd.	2,500	64,779
Seibu Electric Industry Co., Ltd.	2,000	9,121
Seika Corp. (c)	28,000	66,033
Seikagaku Corp.	12,800	140,508
Seiko Holdings Corp. (c)	31,000	86,428
Seiren Co., Ltd. (c)	20,600	103,000
Sekisui Jushi Corp.	15,000	123,267
Sekisui Plastics Co., Ltd.	34,000	122,753
Senko Co., Ltd. (c)	23,000	80,074
Senshu Electric Co., Ltd.	4,100	39,104
Senshukai Co., Ltd. (c)	14,700	100,678
Shibaura Mechatronics Corp. (c)	13,000	54,734
Shibuya Kogyo Co., Ltd.	4,000	31,819
Shikibo, Ltd.	49,000	73,931
Shikoku Chemicals Corp.	18,000	81,871
Shikoku Coca-Cola Bottling Co., Ltd.	9,400	93,549
Shima Seiki Manufacturing, Ltd. (c)	10,800	249,844
Shimachu Co., Ltd.	22,300	468,330
Shin Nippon Air Technologies Co., Ltd.	8,100	61,512
Shin-Etsu Polymer Co., Ltd. (c)	23,100	124,020
Shin-Keisei Electric Railway Co., Ltd.	12,000	42,640
Shin-Kobe Electric Machinery Co., Ltd. (c)	13,000	126,914
Shinagawa Refractories Co., Ltd.	29,000	78,879
Shindengen Electric Manufacturing Co., Ltd.	35,000	82,045
Shinkawa, Ltd. (c)	8,000	106,941
Shinko Electric Co., Ltd.	33,000	76,675
Shinko Electric Industries Co., Ltd.	10,100	124,085
Shinko Plantech Co., Ltd.	11,700	92,189
Shinko Shoji Co., Ltd.	9,200	76,915
Shinko Wire Co., Ltd.	10,000	19,143
Shinmaywa Industries, Ltd.	48,000	173,233
Shinsho Corp.	18,000	31,395
Shinwa Kaiun Kaisha, Ltd. (c)	32,000	96,242
Shiroki Corp.	25,000	47,804
Shizuoka Gas Co., Ltd.	15,000	76,499
SHO-BOND Holdings Co., Ltd. (c)	4,800	90,868
Shobunsha Publications, Inc.	5,300	35,453
Shochiku Co., Ltd. (c)	34,000	275,388

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Shoko Co., Ltd.	27,000	$32,067
Showa Aircraft Industry Co., Ltd.	1,000	4,991
Showa Corp. (c)	26,100	113,797
Showa Sangyo Co., Ltd.	36,000	104,745
Siix Corp.	9,300	44,475
Sinanen Co., Ltd.	17,000	85,819
Sintokogio, Ltd.	25,300	178,155
SMK Corp.	30,000	129,786
Snow Brand Milk Products Co., Ltd.	40,500	124,371
SNT Corp.	8,200	24,363
So-net Entertainment Corp. (c)	24	45,988
Soda Nikka Co., Ltd.	3,000	9,303
Sodick Co., Ltd.	26,900	69,820
Soft99 Corp.	300	1,389
Sogo Medical Co., Ltd.	2,400	51,769
Sohgo Security Services Co., Ltd. (c)	28,300	297,364
Sorun Corp.	8,100	49,442
Sotoh Co., Ltd.	3,600	37,857
Space Co., Ltd.	200	1,361
SRA Holdings	4,200	36,592
SRI Sports, Ltd.	41	33,002
SSP Co., Ltd.	20,000	102,721
ST Corp.	3,700	38,524
St. Marc Holdings Co., Ltd.	2,700	83,834
Star Micronics Co., Ltd. (c)	14,800	141,724
Starzen Co., Ltd.	28,000	61,769
Stella Chemifa Corp. (c)	2,400	81,843
Subaru Enterprise Co., Ltd.	1,000	3,067
Sugimoto & Co., Ltd.	3,800	34,750
Sumida Corp.	7,400	48,837
Suminoe Textile Co., Ltd.	18,000	25,236
Sumisho Computer Systems Corp.	10,300	160,587
Sumitomo Densetsu Co., Ltd.	10,500	52,764
Sumitomo Light Metal Industries, Ltd.	125,000	132,984
Sumitomo Mitsui Construction Co., Ltd. (a)	119,800	143,604
Sumitomo Osaka Cement Co., Ltd.	148,000	319,163
Sumitomo Pipe & Tube Co., Ltd.	11,100	60,765
Sumitomo Precision Products Co., Ltd.	12,000	49,017
Sumitomo Real Estate Sales Co., Ltd.	2,530	121,818
Sumitomo Seika Chemicals Co., Ltd.	20,000	78,516
Sunx, Ltd.	12,600	41,307
SWCC Showa Holdings Co., Ltd.	127,000	150,682
SxL Corp. (a)	40,000	26,814
SystemPro Co., Ltd.	50	23,533
T Hasegawa Co., Ltd.	9,100	108,823
T RAD Co., Ltd.	29,000	64,231
T-GAIA Corp. (c)	96	127,581
Tachi-S Co., Ltd.	12,100	97,320
Tachibana Eletech Co., Ltd.	6,700	58,918
Tadano, Ltd. (c)	47,000	223,759
Taihei Dengyo Kaisha, Ltd.	14,000	143,950
Taihei Kogyo Co., Ltd.	22,000	69,964
Taiho Kogyo Co., Ltd.	11,900	92,639
Taikisha, Ltd.	10,900	128,152
Taisei Lamick Co., Ltd.	1,900	39,362
Taisei Rotec Corp.	38,000	63,609
Taiyo Yuden Co., Ltd.	54,000	592,413

Security Description	Shares	Value*

Japan—(Continued)
Takamatsu Construction Group Co., Ltd.	6,000	$89,786
Takano Co., Ltd.	6,600	43,236
Takaoka Electric Manufacturing Co., Ltd.	37,000	121,376
Takara Printing Co., Ltd.	3,100	26,527
Takara Standard Co., Ltd.	51,000	301,750
Takasago International Corp. (c)	29,000	156,658
Takasago Thermal Engineering Co., Ltd. (c)	30,000	269,080
Takata Corp. (c)	20,300	318,872
Takiron Co., Ltd. (c)	19,000	58,808
Takuma Co., Ltd. (c)	35,000	79,762
Tamura Corp.	32,000	133,766
Tatsuta Electric Wire and Cable Co., Ltd.	30,000	77,545
Tayca Corp.	12,000	32,188
TCM Corp.	37,000	55,447
Teac Corp. (a)	62,000	35,790
TECHNO ASSOCIE Co., Ltd.	300	2,349
Techno Ryowa, Ltd.	4,700	25,807
Tecmo Koei Holdings Co., Ltd.	13,700	101,761
Teikoku Electric Manufacturing Co., Ltd. (c)	3,700	84,725
Teikoku Piston Ring Co., Ltd.	7,900	37,240
Teikoku Sen-I Co., Ltd.	8,000	37,722
Teikoku Tsushin Kogyo Co., Ltd.	20,000	51,480
Tekken Corp.	59,000	66,940
Ten Allied Co., Ltd.	2,600	8,264
Tenma Corp.	10,500	123,754
Teraoka Seisakusho Co., Ltd.	100	404
The Aichi Bank, Ltd.	4,100	346,345
The Akita Bank, Ltd.	94,000	356,756
The Aomori Bank, Ltd. (c)	59,000	228,788
The Bank of Iwate, Ltd.	3,300	188,530
The Bank of Okinawa, Ltd.	10,000	356,828
The Bank of Saga, Ltd.	54,000	183,705
The Chiba Kogyo Bank, Ltd. (a)	17,000	167,728
The Chukyo Bank, Ltd.	57,000	182,038
The Daiei, Inc. (a)	41,550	185,117
The Daisan Bank, Ltd.	56,000	153,463
The Daito Bank, Ltd.	46,000	41,828
The Ehime Bank, Ltd. (c)	54,000	148,426
The Eighteenth Bank, Ltd. (c)	71,000	217,597
The Fuji Fire & Marine Insurance Co., Ltd.	78,000	98,659
The Fukui Bank, Ltd.	83,000	273,782
The Fukushima Bank, Ltd.	90,000	65,107
The Higashi-Nippon Bank, Ltd.	62,000	139,632
The Hokuetsu Bank, Ltd. (c)	73,000	145,523
The Japan Wool Textile Co., Ltd. (c)	30,000	206,659
The Keihin Co., Ltd.	22,000	29,636
The Kita-Nippon Bank, Ltd.	3,200	84,574
The Maruetsu, Inc. (a)	32,000	165,308
The Michinoku Bank, Ltd.	56,000	120,221
The Minato Bank, Ltd.	76,000	102,716
The Miyazaki Bank, Ltd. (c)	49,000	194,118
The Musashino Bank, Ltd. (c)	10,700	357,515
The Nagano Bank, Ltd.	27,000	67,006
The Nippon Road Co., Ltd.	42,000	122,019
The Nippon Synthetic Chemical Industry Co., Ltd.	31,000	145,894
The Nisshin Oillio Group, Ltd.	54,000	279,873
The Oita Bank, Ltd.	66,000	337,595

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
The Okinawa Electric Power Co., Inc.	2,700	$145,292
The Pack Corp.	4,600	68,032
The Sankei Building Co., Ltd.	13,100	74,095
The Shibusawa Warehouse Co., Ltd. (c)	17,000	65,470
The Shikoku Bank, Ltd. (c)	82,000	310,375
The Shimizu Bank, Ltd.	3,200	129,097
The Sumitomo Warehouse Co., Ltd. (c)	83,000	373,434
The Tochigi Bank, Ltd.	50,000	256,334
The Toho Bank, Ltd. (c)	83,000	352,992
The Tohoku Bank, Ltd.	25,000	40,606
The Tokushima Bank, Ltd. (c)	34,000	168,161
The Tokyo Tomin Bank, Ltd.	13,200	252,632
The Torigoe Co., Ltd.	8,200	61,998
The Tottori Bank, Ltd.	25,000	67,959
The Towa Bank, Ltd.	90,000	59,505
The Yachiyo Bank, Ltd. (c)	7,300	231,386
The Yamagata Bank, Ltd.	51,000	258,251
The Yamanashi Chuo Bank, Ltd.	72,000	394,811
The Yasuda Warehouse Co., Ltd.	5,800	42,144
Tigers Polymer Corp.	2,200	9,238
TKC	5,800	111,048
Toa Corp.	95,000	139,647
Toa Oil Co., Ltd.	37,000	50,563
Toagosei Co., Ltd.	118,000	323,965
Tobishima Corp. (a)	233,500	132,410
Tobu Store Co., Ltd.	14,000	43,899
TOC Co., Ltd.	39,500	171,831
Tocalo Co., Ltd.	5,300	73,499
Toda Kogyo Corp.	20,000	82,764
Toei Co., Ltd.	24,000	119,105
Toenec Corp.	16,000	86,021
Toho Co., Ltd.	17,000	60,882
Toho Real Estate Co., Ltd.	5,400	27,057
Toho Titanium Co., Ltd. (c)	13,100	223,292
Toho Zinc Co., Ltd.	69,000	275,191
Tokai Corp.	14,000	60,281
Tokai Rika Co., Ltd.	9,900	156,679
Tokai Rubber Industries, Inc.	20,000	208,604
Tokai Tokyo Securities Co., Ltd.	101,000	365,604
Toko, Inc.	37,000	60,683
Tokushu Tokai Holdings Co., Ltd.	56,000	153,702
Tokyo Dome Corp.	76,000	255,887
Tokyo Electron Device, Ltd.	8	10,429
Tokyo Energy & Systems, Inc.	12,000	103,868
Tokyo Kaikan Co., Ltd.	3,000	10,798
Tokyo Keiki, Inc.	30,000	45,555
Tokyo Kikai Seisakusho, Ltd. (c)	19,000	35,509
Tokyo Ohka Kogyo Co., Ltd.	13,000	250,270
Tokyo Rakutenchi Co., Ltd.	15,000	61,628
Tokyo Rope Manufacturing Co., Ltd.	69,000	237,438
Tokyo Sangyo Co., Ltd.	9,500	28,090
Tokyo Seimitsu Co. (c)	15,700	221,583
Tokyo Style Co., Ltd.	39,000	309,186
Tokyo Tekko Co., Ltd.	23,000	85,760
Tokyo Theatres Co., Inc.	17,000	33,948
Tokyotokeiba Co., Ltd.	53,000	88,744
Tokyu Community Corp.	4,300	93,947

Security Description	Shares	Value*

Japan—(Continued)
Tokyu Construction Co., Ltd.	31,280	$94,438
Tokyu Livable, Inc. (c)	5,100	48,219
Toli Corp.	22,000	47,267
Tomato Bank, Ltd.	33,000	78,167
Tomen Electronics Corp.	5,000	51,622
Tomoe Corp.	13,400	37,556
Tomoegawa Co., Ltd.	11,000	26,035
Tomoku Co., Ltd.	32,000	63,537
Tomy Co., Ltd.	23,300	157,372
TONAMI HOLDINGS Co., Ltd.	33,000	82,246
Topcon Corp.	15,800	87,504
Topre Corp.	16,700	136,004
Topy Industries, Ltd.	99,000	186,619
Torii Pharmaceutical Co., Ltd.	6,000	96,725
Torishima Pump Manufacturing Co., Ltd. (c)	5,200	75,926
Toshiba Machine Co., Ltd.	53,000	194,525
Toshiba Plant Systems & Services Corp. (c)	17,000	192,250
Toshiba TEC Corp.	71,000	287,274
Tosho Printing Co., Ltd.	29,000	72,708
Totetsu Kogyo Co., Ltd.	7,000	42,357
Toukei Computer Co., Ltd.	2,400	28,198
Towa Pharmaceutical Co., Ltd. (c)	3,200	160,328
Toyo Construction Co., Ltd. (a)	93,000	62,336
Toyo Corp.	9,600	93,445
Toyo Electric Manufacturing Co., Ltd. (c)	12,000	79,974
Toyo Engineering Corp.	41,000	137,801
Toyo Ink Manufacturing Co., Ltd.	115,000	418,469
Toyo Kanetsu K K	59,000	121,355
Toyo Kohan Co., Ltd.	29,000	134,656
Toyo Securities Co., Ltd.	31,000	86,533
Toyo Tanso Co., Ltd. (c)	5,000	190,404
Toyo Tire & Rubber Co., Ltd.	60,000	142,968
Toyo Wharf & Warehouse Co., Ltd.	27,000	44,691
Toyobo Co., Ltd.	158,000	256,352
Trans Cosmos, Inc. (c)	9,800	98,108
Trinity Industrial Corp.	1,000	3,889
Trusco Nakayama Corp.	7,500	117,790
Tsubakimoto Chain Co	61,000	212,428
Tsugami Corp.	23,000	50,583
Tsukishima Kikai Co., Ltd.	11,000	63,933
Tsurumi Manufacturing Co., Ltd.	10,000	62,400
Tsutsumi Jewelry Co., Ltd.	4,900	90,812
TYK Corp.	6,000	14,143
U-Shin, Ltd.	12,700	63,942
Ube Material Industries, Ltd.	15,000	36,005
Uchida Yoko Co., Ltd.	28,000	94,713
Ulvac, Inc. (c)	13,200	377,891
Unicafe, Inc.	700	7,328
Unicharm Petcare Corp.	5,900	175,954
Uniden Corp. (c)	29,000	87,011
Unimat Life Corp.	7,600	70,165
Union Tool Co. (c)	3,700	96,457
Unitika, Ltd.	159,000	142,963
Utoc Corp.	8,600	28,279
Valor Co., Ltd.	14,200	110,652
Vital KSK Holdings, Inc.	16,200	86,151
Wakamoto Pharmaceutical Co., Ltd.	9,000	32,718

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Warabeya Nichiyo Co., Ltd.	5,000	$59,815
Watabe Wedding Corp.	2,600	42,065
WATAMI Co., Ltd. (c)	9,100	177,485
Weathernews, Inc.	2,700	41,071
Wood One Co., Ltd. (c)	20,000	60,398
Xebio Co., Ltd.	10,500	228,003
Yahagi Construction Co., Ltd. (c)	16,000	102,065
Yaizu Suisankagaku Industry Co., Ltd.	4,400	45,655
YAMABIKO Corp.	3,600	45,531
Yamatane Corp.	38,000	51,412
Yamato Corp.	12,000	43,877
Yamazen Corp.	20,200	87,303
Yaoko Co., Ltd. (c)	3,200	95,892
Yellow Hat, Ltd.	7,000	32,641
Yodogawa Steel Works, Ltd.	43,000	217,444
Yokogawa Bridge Holdings Corp.	16,000	133,123
Yokohama Reito Co., Ltd.	15,000	92,858
Yokowo Co., Ltd.	7,700	41,126
Yomeishu Seizo Co., Ltd.	6,000	56,542
Yomiuri Land Co., Ltd. (c)	13,000	39,116
Yondenko Corp.	12,000	60,246
Yonekyu Corp.	7,500	78,060
Yonex Co., Ltd.	5,900	40,946
Yorozu Corp.	8,600	94,990
Yoshimoto Kogyo Co., Ltd.	10,100	100,162
Yoshinoya Holdings Co., Ltd. (c)	170	194,836
Yuasa Trading Co., Ltd.	74,000	85,649
Yuken Kogyo Co., Ltd.	16,000	27,139
Yuki Gosei Kogyo Co., Ltd.	6,000	18,389
Yukiguni Maitake Co., Ltd.	8,200	32,136
Yurtec Corp.	17,000	95,148
Yushin Precision Equipment Co., Ltd.	3,100	43,147
Yushiro Chemical Industry Co., Ltd.	3,400	42,744
Zenrin Co., Ltd.	7,800	115,158
Zensho Co., Ltd. (c)	24,300	136,282
Zeon Corp. (c)	23,000	89,253
ZERIA Pharmaceutical Co., Ltd.	10,000	107,075
Zuken, Inc.	7,800	63,395

		108,807,165

Jersey—0.7%
Beazley, Plc.	386,682	619,453
Charter International, Plc.	37,763	269,925
Henderson Group, Plc.	436,102	660,070
Informa, Plc.	316,626	1,140,591
Regus, Plc.	61,047	65,377

		2,755,416

Liechtenstein—0.1%
Verwalt & Privat-Bank AG	2,595	255,218

Luxembourg—0.2%
Acergy S.A. (c)	28,200	278,073
Colt Telecom Group S.A. (GBP) (a)	208,005	372,044

		650,117

Security Description	Shares	Value*

Netherlands—3.1%
Accell Group	4,082	$156,355
Arcadis NV	21,457	357,193
ASM International NV	23,464	345,289
Beter BED Holding NV	7,862	95,877
Brunel International	5,017	114,799
Crucell NV (a)	37,985	913,181
Draka Holding	8,139	110,065
Exact Holding NV	6,600	159,679
Fugro NV	39,425	1,636,107
Gemalto NV (a)	46,766	1,621,279
Grontmij	6,770	155,818
ICT Automatisering NV	455	2,562
Imtech NV	25,946	504,695
Innoconcepts	13,300	69,627
KAS Bank NV	6,827	113,767
Kendrion NV	2,301	25,171
Koninklijke BAM Groep NV	58,419	473,813
Koninklijke Boskalis Westminster NV (c)	11,364	257,533
Koninklijke Vopak NV	17,404	870,015
Macintosh Retail Group NV	1,117	15,848
Nederland Apparatenfabriek	697	16,010
Nutreco Holdings NV (c)	16,060	626,343
OPG Groep NV	25,264	320,854
Pharming Group NV (a)	42,017	32,668
Punch Graphix NV	10,815	22,473
QIAGEN NV (a)	32,426	601,495
SBM Offshore NV	90,682	1,552,376
Sligro Food Group NV	9,470	249,088
SNS Reaal	4,862	27,138
Super De Boer (a)	32,671	141,285
Telegraaf Media Groep NV	4,939	80,393
Ten Cate NV	13,579	328,684
TKH Group NV	13,266	184,310
Unit 4 Agresso NV	11,050	180,631
USG People NV	40,963	470,397
Van der Moolen Holding NV	23,998	56,784
Wavin NV (c)	9,752	38,969

		12,928,571

New Zealand—0.6%
Air New Zealand, Ltd.	145,992	84,536
Auckland International Airport, Ltd.	416,203	431,131
Ebos Group, Ltd.	8,438	29,321
Fisher & Paykel Appliances Holdings, Ltd.	203,400	87,479
Fisher & Paykel Healthcare Corp., Ltd.	88,005	165,419
Freightways, Ltd. (c)	54,891	99,956
Infratil, Ltd.	252,780	282,721
Mainfreight, Ltd.	39,750	107,844
Michael Hill International, Ltd.	13,427	5,155
New Zealand Oil & Gas, Ltd. (a)	136,327	138,509
NZX, Ltd.	7,095	32,896
PGG Wrightson, Ltd. (c)	58,658	42,704
Port of Tauranga, Ltd.	32,005	126,666
Rubicon, Ltd. (a)	1,637	844
Ryman Healthcare, Ltd.	146,713	150,883
Sanford, Ltd.	314	1,090

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
Sky City Entertainment, Ltd.	213,357	$367,754
Sky Network Television, Ltd.	23,000	61,549
The New Zealand Refining Co., Ltd.	23,241	102,537
The Warehouse Group, Ltd. (c)	42,287	102,293
Tower, Ltd. (a)	40,611	45,192
Vector, Ltd.	96,678	126,948

		2,593,427

Norway—1.5%
Aktiv Kapital ASA	4,667	26,783
Austevoll Seafood ASA	11,630	54,275
Blom AS (a)	19,000	43,500
Bonheur ASA	200	4,833
Camillo Eitzen & Co.ASA	4,200	7,321
Cermaq ASA	33,976	271,764
Copeinca ASA (a)	12,800	43,835
DNO International ASA	462,000	578,527
DOF ASA	18,020	103,494
Eitzen Chemical ASA (a)	42,083	21,255
Ekornes ASA	3,531	46,977
Ementor ASA (a)	33,800	140,377
Farstad Shipping ASA	2,200	41,274
Ganger Rolf ASA	10,700	233,188
Marine Harvest (a) (c)	1,984,000	1,335,854
Norse Energy Corp. ASA (a)	48,000	24,751
Norske Skogindustrier ASA (c)	126,500	185,816
Norwegian Air Shuttle AS (a)	8,200	57,452
Odfjell SE (Series A)	1,800	13,229
ODIM ASA (a)	12,900	84,960
Petroleum Geo-Services ASA (a)	71,000	442,120
Petrolia Drilling ASA (a)	330,000	22,623
Pronova BioPharma AS (a)	45,283	120,404
Q-Free ASA (a)	8,000	19,774
Scana Industrier	51,722	46,716
Sevan Marine ASA (a) (c)	119,800	154,413
Solstad Offshore ASA	4,500	65,285
SpareBank 1 SMN	28,459	188,522
Storebrand ASA	71,500	312,358
Tandberg ASA	29,100	490,576
TGS Nopec Geophysical Co. ASA (a)	66,000	653,929
Tomra Systems ASA	45,000	161,744
Veidekke ASA	69,000	338,729
Wilh Wilhelmsen ASA	200	3,454

		6,340,112

Portugal—0.8%
Altri SGPS S.A.	32,303	101,596
Banco BPI S.A.	193,341	493,381
BANIF S.A.	13,296	22,768
Finibanco Holding SGPS S.A.	16,164	35,836
Inapa-Invest Particip Gesta	63,187	52,539
Mota Engil SGPS S.A.	39,660	180,455
Novabase SGPS S.A. (a)	7,827	53,349
Portucel Empresa Produtora de Pasta e Papel S.A.	171,112	419,273
REN—Redes Energeticas Nacionais S.A.	56,366	241,204

Security Description	Shares	Value*

Portugal—(Continued)
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	$21,455
Semapa-Sociedade de Investimento e Gestao	32,944	267,817
Sonae Industria SGPS S.A. (a)	43,507	133,643
Sonae SGPS S.A.	621,500	589,372
Sonaecom SGPS S.A. (a)	42,420	104,852
Teixeira Duarte-Engenharia Construcoes S.A.	101,510	135,955
Zon Multimedia Servicos de Telecomunicacoes e Multimedia ,SGPS, S.A.	57,902	308,297

		3,161,792

Singapore—2.0%
Allgreen Properties, Ltd.	540,000	372,984
ASL Marine Holdings, Ltd.	48,000	27,479
Bukit Sembawang Estates, Ltd.	23,000	57,147
Cerebos Pacific, Ltd.	38,000	77,455
Chartered Semiconductor Manufacturing, Ltd. (a)	280,830	395,706
China Energy, Ltd.	185,000	28,467
Chuan Hup Holdings, Ltd.	125,000	21,541
ComfortDelGro Corp., Ltd.	558,000	492,762
Cosco Corp. Singapore, Ltd. (c)	290,000	248,153
Creative Technology, Ltd.	28,450	70,513
CSE Global, Ltd. (a)	194,000	71,802
CWT, Ltd.	78,000	25,719
Ezra Holdings, Ltd.	214,000	170,713
Food Empire Holdings, Ltd.	43,000	9,637
Gallant Venture, Ltd. (a)	507,000	76,309
Goodpack, Ltd.	145,000	91,237
Guocoland, Ltd.	37,000	40,915
Hi-P International, Ltd.	332,000	137,330
Ho Bee Investment, Ltd.	186,000	104,239
Hong Leong Asia, Ltd.	6,000	6,162
Hotel Plaza, Ltd.	84,000	68,295
Hotel Properties, Ltd.	115,000	127,714
Hyflux, Ltd. (c)	160,000	241,785
Jaya Holdings, Ltd.	154,000	36,362
K1 Ventures, Ltd. (a)	483,000	49,755
Keppel Land, Ltd. (c)	269,050	407,258
Keppel Telecommunications & Transportation, Ltd.	124,000	118,306
Kim Eng Holdings, Ltd.	203,000	259,898
KS Energy Services, Ltd.	94,000	75,931
Low Keng Huat Singapore, Ltd.	123,000	21,546
MediaRing, Ltd. (a)	261,000	18,739
Metro Holdings, Ltd.	195,000	73,412
Midas Holdings, Ltd.	187,000	100,630
MobileOne, Ltd.	142,000	149,830
Neptune Orient Lines, Ltd. (c)	76,000	76,978
Orchard Parade Holdings, Ltd.	35,000	20,657
Parkway Holdings, Ltd. (c)	265,000	304,681
Petra Foods, Ltd.	75,000	42,426
Raffles Education Corp., Ltd.	471,702	177,712
Raffles Medical Group, Ltd.	45,000	29,446
SC Global Developments, Ltd.	125,000	96,547
Singapore Land, Ltd.	42,000	154,601
Singapore Petroleum Co., Ltd.	116,000	494,767
Singapore Post, Ltd.	467,000	288,374

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
SMRT Corp., Ltd.	256,000	$298,554
Stamford Land Corp., Ltd.	86,000	18,575
Straits Asia Resources, Ltd.	218,000	261,357
Tat Hong Holdings, Ltd.	176,000	117,272
United Engineers, Ltd.	82,000	93,614
UOB-Kay Hian Holdings, Ltd.	99,000	91,198
UOL Group, Ltd.	207,000	470,437
Venture Corp., Ltd.	81,000	388,826
WBL Corp, Ltd.	1,000	2,655
Wheelock Properties S, Ltd.	226,000	255,953
Wing Tai Holdings, Ltd.	300,000	277,353

		8,237,714

Spain—2.4%
Abengoa S.A.	18,306	406,025
Amper S.A.	9,031	82,573
Antena 3 de Television S.A. (c)	36,795	278,322
Avanzit S.A.	61,530	74,453
Azkoyen S.A. (a)	1,608	7,757
Banco Guipuzcoano S.A.	47,543	296,599
Banco Pastor S.A.	57,319	396,209
Baron de Ley (a)	1,446	55,892
Bolsas y Mercados Espanoles	43,161	1,279,163
Campofrio Alimentacion S.A.	13,637	121,444
Cementos Portland Valderrivas S.A.	5,084	236,541
Construcciones y Auxiliar de Ferrocarriles S.A.	806	361,261
Corp. Dermoestetica (a)	11,030	66,284
Duro Felguera S.A.	27,918	253,090
Ebro Puleva S.A.	59,086	896,660
Elecnor S.A.	1,881	22,109
Ercros S.A. (a)	676,302	133,713
Faes Farma S.A.	54,495	331,088
General de Alquiler de Maquinaria (a)	2,424	26,436
Gestevision Telecino S.A.	69,072	647,477
Grupo Catalana Occidente S.A.	33,959	619,592
Grupo Empresarial Ence S.A.	66,126	176,172
La Seda de Barcelona S.A.	328,744	156,706
Laboratorios Almirall S.A. (a)	35,719	396,479
Mecalux S.A.	2,029	27,577
Miquel y Costas & Miquel S.A.	3,963	77,114
Natra S.A.	5,022	23,083
Natraceutical S.A. (a)	73,246	47,708
NH Hoteles S.A.	36,213	155,792
Obrascon Huarte Lain S.A.	14,969	297,014
Papeles y Cartones de Europa S.A.	15,251	58,746
Papeles y Cartones de Europa S.A. (Stock Dividend Issue)	1,270	4,879
Pescanova S.A.	2,724	89,795
Prim S.A.	3,013	27,067
Prosegur Cia de Seguridad S.A.	7,813	250,891
Realia Business S.A.	74,911	184,405
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	40,875
Sol Melia S.A.	32,301	191,102
SOS Cuetara S.A. (c)	21,112	101,970
Telecomunicaciones y Energia (a)	12,357	66,233

Security Description	Shares	Value*

Spain—(Continued)
Tubacex S.A.	6,426	$22,594
Tubos Reunidos S.A.	6,961	19,329
Unipapel S.A.	558	8,411
Vidrala S.A.	7,759	174,287
Viscofan S.A.	15,913	339,541
Zeltia S.A.	56,742	403,691

		9,934,149

Sweden—2.1%
AarhusKarlshamn AB	12,245	153,946
Acando AB (c)	35,170	58,543
Active Biotech AB (a)	3,725	21,391
Active Biotech AB (a)	14,901	85,714
AddTech AB	2,452	30,454
AF AB	8,600	158,951
Axfood AB	13,316	288,022
Axis Communications AB	24,950	264,673
B&B Tools AB	8,370	71,842
BE Group AB	7,115	29,803
Beijer AB G&L	2,929	59,270
Beijer Alma AB	9,174	93,529
Billerud AB	26,100	126,633
BioGaia AB (a)	5,910	45,523
Biovitrum AB (a)	13,716	120,727
Boliden AB	111,995	847,340
Cardo AB	7,973	173,160
Clas Ohlson AB	12,321	174,935
Concordia Maritime AB	1,978	5,393
Elekta AB	53,800	788,795
Enea AB (a)	3,097	12,895
Eniro AB (c)	66,682	61,521
Fagerhult AB	1,178	15,299
Gunnebo AB	1,759	6,467
Hakon Invest AB	8,942	83,378
Haldex AB	9,122	63,031
Hemtex AB	19,318	67,179
Hexagon AB	58,435	527,492
HIQ International AB	18,611	63,528
Hoganas AB	11,748	126,784
Holmen AB (Series B)	5,453	118,867
Industrial & Financial Systems	11,624	94,823
Indutrade AB	4,282	55,707
Intrum Justitia AB	36,100	347,412
JM AB	22,829	157,293
KappAhl Holding AB	25,400	110,489
Lindab International AB	25,745	211,067
Loomis AB	7,463	74,210
Meda AB	48,129	330,728
Medivir AB (a)	4,728	33,862
Mekonomen AB	6,461	96,428
Modern Times Group AB	4,291	119,466
Munters AB	22,041	106,140
NCC AB	37,386	325,030
Net Insight AB (a)	3,002	1,844
Nibe Industrier AB	33,200	283,861
Nobia AB	56,746	202,101

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Nolato AB	7,298	$45,317
ORC Software AB	1,967	36,198
PA Resources AB (a) (c)	31,913	116,101
Peab AB	69,171	284,647
Proffice AB (a)	32,500	73,533
Q-Med AB	29,800	176,986
Rederi AB Transatlantic	6,507	22,155
Rezidor Hotel Group AB	48,455	97,416
rnb Retail and Brands AB	25,760	14,760
SAS AB (a)	840,000	371,711
Seco Tools	801	7,115
Sensys Traffic AB	69,928	28,254
Skanditek Industriforvaltning AB	2,946	6,063
SkiStar AB	8,016	103,742
Studsvik AB	3,095	23,198
Sweco AB	15,485	78,121
Trelleborg AB	9,474	31,649

		8,812,512

Switzerland—4.2%
Acino Holding AG	1,088	201,722
Advanced Digital Broadcast Holdings S.A. (a)	1,435	43,547
Affichage Holding Genf	238	28,329
Allreal Holding AG	3,914	463,903
Aryzta AG	17,492	562,505
Ascom Holding AG	5,888	74,347
Bachem Holding AG	1,216	75,482
Bank Coop AG	1,165	66,484
Bank Sarasin & Cie AG	22,394	696,484
Banque Cantonale de Geneve	98	20,936
Banque Cantonale Vaudoise	2,515	793,157
Banque Privee Edmond de Rothschild S.A.	3	84,248
Barry Callebaut AG	781	426,348
Basilea Pharmaceutica (a)	3,755	321,389
Bell Holding AG	30	42,780
Bellevue Group AG	2,312	85,172
Berner Kantonalbank AG	1,624	342,026
Bobst group AG	4,586	129,225
Bossard Holding AG	312	13,941
Bucher Industries AG	1,360	136,664
Card Guard AG (a)	4,907	101,295
Centralschweizerische Kraftwerke AG	183	63,210
Clariant AG	133,461	842,674
Conzzeta AG	29	36,195
Cytos Biotechnology AG (a)	2,344	27,251
Daetwyler Holding AG	2,001	78,622
Dufry Group	4,487	171,940
Edipresse S.A.	41	7,350
EFG International AG (c)	21,443	231,855
Elektrizitaets-Gesellschaft Laufenburg AG	98	93,265
Emmi AG	517	51,459
EMS-Chemie Holding AG	5,220	495,481
Energiedienst Holding AG	2,585	121,138
Flughafen Zuerich AG	1,441	322,338
Forbo Holding AG	1,357	260,660
Galenica AG (c)	2,555	754,056

Security Description	Shares	Value*

Switzerland—(Continued)
Georg Fischer AG (a)	2,937	$503,361
Gurit Holding AG	296	136,342
Helvetia Holding AG	2,670	708,523
Interroll Holding AG	45	10,393
Kardex AG	1,981	58,281
Komax Holding AG	1,309	67,681
Kudelski S.A. (c)	24,724	409,294
LEM Holding S.A.	133	30,626
Logitech International S.A. (a)	33,490	466,279
Luzerner Kantonalbank AG	719	168,187
Metall Zug AG	19	39,407
Micronas Semiconductor Holding AG	3,111	8,741
Mikron Holding AG (a)	474	2,028
Mobilezone Holding AG	2,961	19,487
Mobimo Holding AG (a)	1,420	190,751
Nobel Biocare Holding AG	50,446	1,105,570
OC Oerlikon Corp. AG (a) (c)	5,941	333,627
Panalpina Welttransport Holding AG	5,159	375,698
Partners Group Holding AG (c)	7,688	746,866
Petroplus Holdings AG	10,284	170,443
Phoenix Mecano AG	179	51,385
Precious Woods Holding AG (a)	752	26,293
Quadrant AG (a)	2,085	168,825
Romande Energie Holding S.A.	95	178,785
Schaffner Holding AG	238	27,136
Schulthess Group	4,176	230,697
Schweizerische National-Versicherungs-Gesellschaft	4,473	100,215
Siegfried Holding AG	826	74,528
Sika AG	483	536,001
St. Galler Kantonalbank	839	291,893
Straumann Holding AG	1,231	224,561
Sulzer AG	4,663	296,141
Swisslog Holding AG (a)	159,223	120,268
Swissquote Group Holding S.A.	7,380	354,556
Tamedia AG	242	11,821
Tecan Group AG	3,856	150,797
Temenos Group AG (a) (c)	30,376	518,474
Valora Holding AG	1,021	185,179
Vaudoise Assurances Holding S.A.	57	9,553
Vontobel Holding AG	8,913	238,663
VZ Holding AG	171	7,911
Walliser Kantonalbank	96	44,159
Walter Meier AG	50	2,876
Ypsomed Holding AG (a)	273	18,327
Zehnder Group AG	73	65,849
Zuger Kantonalbank AG	1	3,613

		17,757,569

United Kingdom—15.2%
Aberdeen Asset Management, Plc.	482,394	984,057
Aegis Group, Plc.	169,785	257,665
Aga Rangemaster Group, Plc.	268	406
Aggreko, Plc.	21,908	187,016
Air Partner, Plc.	992	8,249
Alterian, Plc. (a)	16,484	35,267
Anite, Plc.	88,686	51,400

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Antisoma, Plc. (a)	417,909	$164,980
Arena Leisure, Plc.	56,506	22,123
Ark Therapeutics Group, Plc. (a)	62,448	45,474
ARM Holdings, Plc.	164,405	324,740
Arriva, Plc.	50,769	339,969
Ashmore Group, Plc.	52,816	164,430
Ashtead Group, Plc.	87,993	82,296
Atkins WS, Plc.	76,087	747,258
Aveva Group, Plc.	36,046	425,722
Axis-Shield, Plc. (a)	9,780	54,644
Babcock International Group	150,101	1,189,971
Barr (A.G.), Plc.	219	4,488
BBA Avation, Plc.	86,006	161,600
Bellway, Plc.	34,536	347,092
Bioquell, Plc. (a)	5,000	10,856
Bloomsbury Publishing, Plc.	32,198	65,585
BlueBay Asset Management, Plc. (a)	30,165	105,088
Bodycote, Plc.	46,656	98,461
Bovis Homes Group, Plc.	38,257	234,737
BPP Holdings, Plc.	3,858	38,952
Braemar Shipping Services, Plc.	1,225	6,626
Brammer, Plc.	16,875	35,374
Brewin Dolphin Holdings, Plc.	32,352	69,619
Brit Insurance Holdings, Plc.	236,057	735,906
British Polythene Industries	3,434	8,044
Britvic, Plc.	107,339	493,212
BSS Group, Plc.	10,132	42,892
BTG, Plc. (a)	68,329	163,515
Business Post Group, Plc.	1,868	8,620
Care UK, Plc.	4,120	20,725
Carillion, Plc.	238,276	991,092
Carpetright, Plc.	22,006	203,594
Carphone Warehouse Group, Plc.	169,209	442,962
Centaur Media, Plc.	92,526	59,283
Charles Stanley Group, Plc.	548	2,167
Charles Taylor Consulting, Plc.	428	1,311
Chemring Group, Plc.	19,679	703,327
Chesnara, Plc.	18,755	45,085
Chloride Group	145,380	362,718
Close Brothers Group, Plc.	98,159	1,064,554
Collins Stewart, Plc.	37,190	44,050
Computacenter, Plc.	42,354	143,133
Connaught, Plc. (c)	68,406	423,195
Consort Medical, Plc.	18,608	115,402
Cookson Group, Plc.	33,379	143,975
Corin Group, Plc.	16,154	15,965
Costain Group, Plc. (a)	63,612	26,462
Cranswick, Plc.	1,476	13,810
Croda International	78,047	686,984
CSR, Plc. (a) (c)	92,553	533,861
Daily Mail & General Trust	205,019	959,701
Dairy Crest Group, Plc.	49,843	263,608
Dana Petroleum, Plc. (a)	39,556	914,097
Davis Service Group, Plc.	52,832	290,573
De La Rue, Plc.	9,434	141,606
Debenhams, Plc.	598,241	798,574
Dechra Pharmaceuticals, Plc.	9,506	66,111
Delta, Plc.	33,416	63,782

Security Description	Shares	Value*

United Kingdom—(Continued)
Development Securities, Plc.	4,832	$20,865
Development Securities, Plc. (Subscription Shares) (a)	2,973	12,861
Devro, Plc.	25,818	38,886
Dignity, Plc.	34,648	343,509
Dimension Data Holdings, Plc.	1,102,265	1,079,137
Diploma, Plc.	25,948	56,808
Domino Printing Sciences	70,471	292,093
DS Smith, Plc.	58,628	64,264
DSG International, Plc.	207,261	78,692
Dunelm Group, Plc.	8,929	32,504
E2V Technologies, Plc.	5,594	6,052
eaga, Plc.	33,875	73,218
easyJet, Plc. (a)	18,537	82,596
Electrocomponents, Plc. (c)	163,276	378,901
Elementis, Plc.	42,661	19,298
Emerald Energy, Plc.	16,500	135,667
Enterprise Inns, Plc.	16,629	34,244
Euromoney Institutional Investor, Plc.	15,106	50,708
Evolution Group, Plc.	143,415	340,393
F&C Asset Management, Plc.	8,211	9,441
Fidessa Group, Plc.	14,827	266,385
Filtrona, Plc.	129,023	259,632
Forth Ports, Plc.	22,910	358,463
Fortune Oil, Plc. (a)	50,000	5,749
Galiform, Plc.	345,962	201,264
Galliford Try, Plc.	48,725	38,783
Game Group, Plc.	36,827	100,321
Genus, Plc.	36,981	306,561
GKN, Plc.	527,975	1,091,518
Go-Ahead Group, Plc.	15,144	297,575
Goldshield Group, Plc.	2,518	14,846
Greene King, Plc.	21,593	137,442
Greggs, Plc.	51,680	317,519
Halfords Group, Plc.	20,077	102,906
Halma, Plc.	198,998	653,068
Hampson Industries, Plc.	25,735	28,794
Hansard Global, Plc.	5,368	11,483
Hardy Oil & Gas, Plc.	562	3,145
Hardy Underwriting Bermuda, Ltd.	4,477	20,823
Hargreaves Lansdown, Plc.	121,563	409,432
Hays, Plc.	900,038	1,272,252
Headlam Group, Plc.	56,842	237,496
Helical Bar, Plc.	19,239	104,243
Helphire, Plc.	75,037	45,215
Heritage Oil, Ltd.	50,948	447,478
Hikma Pharmaceuticals, Plc.	82,141	635,460
Hill & Smith Holdings, Plc.	14,160	53,959
HMV Group, Plc.	209,159	388,791
Hochschild Mining, Plc.	24,362	111,309
Hogg Robinson Group, Plc.	59,231	25,868
Holidaybreak, Plc.	6,269	28,839
Homeserve, Plc.	34,128	844,125
Hornby, Plc.	1,884	3,161
Hunting, Plc.	38,110	282,316
Huntsworth, Plc.	10,759	9,845
Hyder Consulting, Plc.	15,837	39,327
IG Group Holdings, Plc.	112,340	518,796

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Imagination Technologies Group, Plc. (a)	17,117	$38,596
IMI, Plc.	128,598	661,162
Inchcape, Plc.	801,087	253,138
Intermediate Capital Group, Plc.	38,841	310,543
International Personal Finance, Plc. (c)	167,310	201,776
Interserve, Plc.	78,421	226,321
IP Group, Plc. (a)	67,003	50,695
ITE Group, Plc. (c)	11,205	18,523
ITV, Plc.	147,837	85,316
James Fisher & Sons, Plc.	3,380	22,866
Jardine Lloyd Thompson Group, Plc.	95,216	633,029
JJB Sports, Plc.	47,586	25,101
JKX Oil & Gas, Plc.	21,089	71,562
John Menzies, Plc.	6,010	16,927
John Wood Group, Plc.	119,043	524,690
Johnston Press, Plc.	182,050	59,222
Kcom Group, Plc.	394,746	167,110
Keller Group, Plc.	15,493	141,199
Kier Group, Plc.	3,572	54,153
Kofax, Plc.	6,198	14,755
Ladbrokes, Plc.	336,398	1,024,474
Laird, Plc.	41,419	105,875
Lamprell, Plc.	8,434	15,944
Latchways, Plc.	918	8,381
Lavendon Group, Plc.	276	569
Logica, Plc.	1,142,370	1,487,620
Marshalls, Plc.	7,931	11,192
Marston’s, Plc.	85,907	168,026
Mcbride, Plc.	112,043	267,599
Meggitt, Plc.	558,568	1,459,267
Melrose Resources, Plc.	8,144	34,996
Michael Page International, Plc.	93,722	369,617
Micro Focus International, Plc.	69,300	427,734
Millennium & Copthorne Hotels, Plc.	41,697	163,406
Misys, Plc.	241,100	685,798
Mitchells & Butlers, Plc.	59,911	245,262
Mitie Group	176,827	624,888
Mondi, Plc. (c)	308,541	1,050,930
Moneysupermarket.com Group, Plc.	33,279	26,851
Morgan Crucible Co.	169,517	265,510
Morgan Sindall, Plc.	9,574	108,796
Mothercare, Plc.	53,760	424,811
Mouchel Group, Plc.	32,678	88,794
N. Brown Group, Plc.	32,130	113,716
National Express Group, Plc.	95,515	487,683
NCC Group, Plc.	6,751	36,665
Northern Foods, Plc.	336,015	287,950
Northumbrian Water Group, Plc.	15,871	64,729
Novae Group, Plc.	12,630	64,516
Optos, Plc. (a)	15,883	19,092
Oxford Instruments, Plc.	10,252	24,019
PayPoint, Plc.	16,746	134,927
Persimmon, Plc.	130,130	751,137
Peter Hambro Mining, Plc.	8,312	83,685
Phoenix IT Group, Ltd.	17,631	60,849
Premier Farnell, Plc. (c)	194,041	403,244
Premier Foods, Plc.	145,694	88,244
Premier Oil, Plc.	31,897	574,619
Prostrakan Group, Plc. (a)	21,679	30,936

Security Description	Shares	Value*

United Kingdom—(Continued)
Provident Financial, Plc.	84,106	$1,101,077
Psion, Plc.	46,835	52,205
Punch Taverns, Plc.	84,417	141,361
Punch Taverns, Plc. (Subscription Shares) (a) (b)	59,263	1,950
PV Crystalox Solar, Plc. (a)	147,211	202,535
PZ Cussons, Plc.	133,219	435,411
QinetiQ, Plc.	197,897	468,202
Quintain Estates & Development, Plc. (a)	16,142	13,344
Rank Group, Plc.	256,906	270,943
Rathbone Brothers	24,973	336,954
REA Holdings, Plc.	1,120	7,229
Redrow, Plc.	50,595	163,876
Renishaw, Plc.	21,312	119,826
Renovo Group, Plc.	13,825	6,148
Rensburg Sheppards, Plc.	6,176	54,861
Rentokil Initial, Plc.	93,310	137,675
Restaurant Group, Plc.	107,334	253,093
Rightmove, Plc.	51,550	299,159
RM, Plc.	49,467	129,871
Robert Walters, Plc.	12,652	30,447
Robert Wiseman Dairies, Plc.	5,551	34,472
ROK, Plc.	91,430	81,964
Rotork, Plc.	45,982	627,037
RPS Group, Plc.	53,643	176,851
Salamander Energy, Plc. (a)	37,900	121,615
Savills, Plc.	28,613	135,173
SDL, Plc. (a)	17,220	92,514
Senior, Plc.	2,841	1,789
Severfield-Rowen, Plc.	18,156	57,846
Shanks Group, Plc.	89,836	101,426
Skyepharma, Plc. (a)	3,000	5,978
Smiths News, Plc.	30,398	55,298
Soco International, Plc. (a)	6,076	114,603
Spectris, Plc.	75,025	681,859
Spirax-Sarco Engineering, Plc.	42,679	593,991
Spirent Communications, Plc.	237,554	248,561
Sportech, Plc. (a)	6,604	7,972
Sports Direct International, Plc.	39,416	53,145
SSL International, Plc.	124,284	1,060,965
ST Modwen Properties, Plc.	20,598	61,920
St. James’s Place, Plc.	86,208	280,892
Sthree, Plc.	36,383	108,550
T. Clarke, Plc.	1,419	2,820
Ted Baker, Plc.	2,338	14,967
Telecity Group, Plc. (a)	18,904	92,685
Telecom Plus, Plc.	6,811	32,222
The Vitec Group, Plc.	5,032	21,554
The Weir Group, Plc.	78,900	601,137
Thorntons, Plc.	42,472	53,912
Tomkins, Plc.	739,996	1,807,981
Topps Tiles, Plc.	106,295	129,716
Travis Perkins, Plc.	18,259	158,503
Tribal Group, Plc.	14,405	19,912
TT electronics, Plc.	52,537	28,286
Tullett Prebon, Plc.	112,046	545,607
UK Coal, Plc. (a)	39,010	80,580
United Business Media, Ltd.	152,069	1,000,982
UTV Media, Plc.	54,341	58,261
Vectura Group, Plc. (a)	35,104	39,404

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Venture Production, Plc.	37,037	$495,397
Victrex, Plc.	43,917	408,363
Vislink, Plc.	79,800	35,707
VT Group, Plc.	71,633	533,566
WH Smith, Plc.	85,603	590,333
Whitbread, Plc.	6,816	91,727
William Hill, Plc.	379,572	1,235,704
Wincanton, Plc.	67,693	216,440
Wolfson Microelectronics, Plc. (a)	84,440	137,121
WSP Group, Plc.	13,720	49,698
Xaar, Plc.	12,846	19,369
Xchanging, Plc.	127,657	377,625
Yule Catto & Co., Plc.	46,758	82,326

		63,843,895

Total Common Stock (Identified Cost $351,206,326)		415,658,613

Units—0.3%

Ireland—0.1%
Grafton Group, Plc.	110,585	407,412
Irish Continental Group, Plc.	1,079	14,977
Irish Continental Group, Plc. (Delisted)	1,523	21,032

		443,421

United Kingdom—0.2%
Berkeley Group Holdings, Plc.	66,819	886,253

Total Units (Identified Cost $1,158,939)		1,329,674

Rights—0.0%

France—0.0%
GIFI (a) (b) (d)	328	0

Germany—0.0%
PNE Wind AG (a) (b) (d)	15,014	0
PNE Wind AG (a) (b)	15,014	526

		526

Greece—0.0%
TT Hellenic Postbank S.A. (a)	39,882	32,430

Security Description	Shares	Value*

Singapore—0.0%
Neptune Orient Lines, Ltd. (a) (b) (c)	57,000	$6,692

Spain—0.0%
Natra S.A. (a)	5,022	1,366
NH Hoteles S.A. (a)	36,213	22,999

		24,365

Switzerland—0.0%
Ypsomed Holding AG (a) (b) (d)	273	0

Total Rights (Identified Cost $50,967)		64,013

Warrants—0.0%

Australia—0.0%
UXC, Ltd. (a)	4,231	51

Total Warrants (Identified Cost $0)		51

Short Term Investments—8.8%
	Shares/Par Amount

United States—8.8%
State Street Navigator Securities Lending Prime Portfolio (e)	35,710,560	35,710,560
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $1,341,000 on 07/01/09, collateralized by $1,275,000 Federal Home Loan Bank 5.000% due 11/17/17 with a value of $1,370,625.	$1,341,000	1,341,000

Total Short Term Investments (Identified Cost $37,051,560)		37,051,560

Total Investments—108.3% (Identified Cost $389,467,792) (f)		454,103,911
Liabilities in excess of other assets		(34,886,208)

Net Assets—100%		$419,217,703

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $33,616,754 and the collateral received consisted of cash in the amount of $35,710,560 and non-cash collateral with a value of $984. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(d)	Zero Valued Security.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $389,467,792 and the composition of unrealized appreciation and depreciation of investment securities was $80,481,602 and $(15,845,483), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CAD)—	Canadian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Ten Largest Industries as of June 30, 2009	Percentage of Net Assets
Machinery	5.3%
Metals & Mining	4.7%
Construction & Engineering	4.3%
Commercial Banks	4.2%
Oil, Gas & Consumable Fuels	4.0%
Chemicals	3.9%
Food Products	3.6%
Media	3.4%
Electronic Equipment, Instruments & Components	3.2%
Capital Markets	3.0%

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$23,428,053	$145,712	$23,573,765
Austria	—	5,371,189	—	5,371,189
Belgium	—	6,033,480	—	6,033,480
Bermuda	—	6,830,659	—	6,830,659
British Virgin Islands	—	25,878	—	25,878
Canada	—	32,857,759	—	32,857,759
Cayman Islands	—	2,190,302	—	2,190,302
Cyprus	—	552,898	—	552,898
Denmark	—	3,918,662	—	3,918,662
Finland	—	13,312,999	—	13,312,999
France	—	20,256,737	—	20,256,737
Germany	—	25,096,347	—	25,096,347
Greece	—	7,160,638	—	7,160,638
Hong Kong	—	3,392,715	3,651	3,396,366
Ireland	—	3,587,627	—	3,587,627
Italy	—	15,415,650	—	15,415,650
Japan	—	108,807,165	—	108,807,165
Jersey	—	2,755,416	—	2,755,416
Liechtenstein	—	255,218	—	255,218
Luxembourg	—	650,117	—	650,117
Netherlands	—	12,928,571	—	12,928,571
New Zealand	—	2,593,427	—	2,593,427
Norway	—	6,340,112	—	6,340,112
Portugal	—	3,161,792	—	3,161,792
Singapore	—	8,237,714	—	8,237,714
Spain	—	9,934,149	—	9,934,149
Sweden	—	8,812,512	—	8,812,512
Switzerland	—	17,757,569	—	17,757,569
United Kingdom	—	63,841,945	1,950	63,843,895
Total Common Stock	—	415,507,300	151,313	415,658,613

Rights
France	—	—	—	—
Germany	—	—	526	526
Greece	—	32,430	—	32,430
Singapore	—	—	6,692	6,692
Spain	—	24,365	—	24,365
Switzerland	—	—	—	—
Total Rights	—	56,795	7,218	64,013

Units
Ireland	—	443,421	—	443,421
United Kingdom	—	886,253	—	886,253
Total Units	—	1,329,674	—	1,329,674

Warrants
Australia	—	51	—	51
Short Term Investments
United States	35,710,560	1,341,000	—	37,051,560
Total Investments	$35,710,560	$418,234,820	$158,531	$454,103,911

The accompanying notes are an integral part of the financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Rights	Total
Balance as of December 31, 2008	$0	$0	$0
Transfers In (Out) of Level 3	2,527	0	2,527
Accrued discounts/premiums	0	0	0
Realized Gain (Loss)	0	0	0
Change in unrealized appreciation (depreciation)	36,220	7,218	43,438
Net Purchases (Sales)	112,566	0	112,566
Balance as of June 30, 2009	$151,313	$7,218	$158,531

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$454,103,911
Cash		283
Foreign cash at value (c)		1,247,497
Receivable for:
Securities sold		23,553
Fund shares sold		93,899
Accrued interest and dividends		554,062
Foreign taxes		188,940

Total Assets		456,212,145
Liabilities
Payable for:
Securities purchased	$765,372
Fund shares redeemed	24,832
Withholding taxes	59,464
Collateral for securities loaned	35,710,560
Accrued expenses:
Management fees	278,318
Distribution & service fees	1,523
Deferred directors’ fees	2,421
Other expenses	151,952

Total Liabilities		36,994,442

Net Assets		$419,217,703

Net assets consists of:
Capital paid in		$349,270,122
Undistributed net investment income		2,810,981
Accumulated net realized gains		2,498,639
Unrealized appreciation on investments and foreign currency		64,637,961

Net Assets		$419,217,703

Net Assets
Class A		$410,892,028
Class B		8,325,675

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		34,439,024
Class B (10,000,000)		698,898

Net Asset Value and Redemption Price Per Share
Class A		$11.93
Class B		11.91

(a) Identified cost of investments		$389,467,792
(b) Includes cash collateral for securities loaned of		35,710,560
(c) Identified cost of foreign cash		1,256,527

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$6,686,269	(a)
Interest		256,296	(b)

		6,942,565
Expenses
Management fees	$1,450,914
Distribution & service fees—Class B	3,619
Directors’ fees and expenses	15,769
Custodian	252,276
Audit and tax services	15,751
Legal	6,319
Printing	64,263
Insurance	318
Miscellaneous	3,583

Total expenses		1,812,812

Net Investment Income		5,129,753

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	5,079,241
Foreign currency transactions—net	(212,635)	4,866,606

Change in unrealized appreciation on:
Investments—net	54,259,622
Foreign currency transactions—net	3,151	54,262,773

Net gain		59,129,379

Net Increase in Net Assets From Operations		$64,259,132

(a)	Net of foreign taxes of $726,591.
(b)	Includes income on securities loaned of $256,148.

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Period ended December 31, 2008(a)
From Operations
Net investment income	$5,129,753	$162,536
Net realized gain (loss)	4,866,606	(4,849,275)
Change in unrealized appreciation	54,262,773	10,375,188

Increase in net assets from operations	64,259,132	5,688,449

Increase in net assets from capital share transactions	3,265,180	346,004,942

Total increase in net assets	67,524,312	351,693,391

Net Assets
Beginning of the period	351,693,391	0

End of the period	$419,217,703	$351,693,391

Undistributed Net Investment Income (Loss)
End of the period	$2,810,981	$(2,318,772)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Period ended December 31, 2008(a)
	Shares	Value	Shares	Value
Class A
Sales	5,190,294	$50,686,316	34,757,465	$347,308,256
Redemptions	(5,346,231)	(54,414,973)	(162,504)	(1,511,630)

Net increase (decrease)	(155,937)	$(3,728,657)	34,594,961	$345,796,626

Class B
Sales	740,083	$7,679,301	22,742	$217,336
Redemptions	(62,940)	(685,464)	(987)	(9,020)

Net increase	677,143	$6,993,837	21,755	$208,316

Increase derived from capital share transactions		$3,265,180		$346,004,942

(a)	Commencement of operations was October 31, 2008.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.14	(b)	0.00	(b)
Net realized and unrealized gain on investments	1.63		0.16

Total from investment operations	1.77		0.16

Net Asset Value, End of Period	$11.93		$10.16

Total Return (%)	17.42	(c)	1.60	(c)
Ratio of operating expenses to average net assets (%)	1.01	(d)	1.15	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.01	(d)	1.26	(d)
Ratio of net investment income to average net assets (%)	2.87	(d)	0.30	(d)
Portfolio turnover rate (%)	29	(d)	4	(d)
Net assets, end of period (in millions)	$410.89		$351.47

	Class B
	Six months ended June 30, 2009		Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.16	(b)	0.00	(b)
Net realized and unrealized gain on investments	1.59		0.16

Total from investment operations	1.75		0.16

Net Asset Value, End of Period	$11.91		$10.16

Total Return (%)	17.22	(c)	1.60	(c)
Ratio of operating expenses to average net assets (%)	1.26	(d)	1.40	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.26	(d)	1.51	(d)
Ratio of net investment income to average net assets (%)	3.21	(d)	0.52	(d)
Portfolio turnover rate (%)	29	(d)	4	(d)
Net assets, end of period (in millions)	$8.33		$0.22

(a)	Commencement of operations was October 31, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$10,212,066	$—	$10,212,066

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$(2,155,650)	$(2,367,967)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$58,732,450	$0	$51,326,083

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,450,914	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and similar subsidies in effect in prior periods, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 1.15% and 1.40% for Class A and B, respectively.

As of June 30, 2009, there were no expenses deferred in 2009. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $60,648.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-39

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-40

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the MetLife Aggressive Allocation Portfolio returned 6.97% and 6.80%, respectively, compared to the 10.95% return of its new primary index, the Dow Jones Aggressive Index1. This index was changed because the portfolio manager feels it better reflects the wide assortment of asset classes in which the Portfolio may invest. The old benchmark, the Wilshire 5000 Stock Index2, returned 5.00%.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Standard & Poor’s 500 Index3, buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of June. Although small cap stocks had better performance in the second quarter, they were up slightly less than large cap stocks for the full six month period as measured by the 2.6% rise of the Russell 2000 Index4. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financial Services sector. Technology and Basic Materials were the best performing sector over the six-month period. The Financials sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%) and was down over 38% for the twelve months ending in June. The MSCI EAFE Index5, was up nearly 8% for the six months ending in June, slightly more than the local return due to a weaker dollar that made foreign securities more valuable to the U.S. dollar based investor. Emerging market and international small cap equities were both up more than the large cap stocks from developed countries.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Aggressive Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Metropolitan Series Fund and the Met Investors Series Trust with a broad allocation goal of 100% in various segments of the domestic and international equity markets. While the broad asset class allocation goals of this Portfolio remained the same, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the first six months of 2009. Most notable was a slight increase in the goals for other non-core asset classes such as international and small cap stocks.

Generally, the underlying equity portfolios with a growth style performed better than those with a value style. This included the Jennison Growth Portfolio and the T. Rowe Price Large Cap Growth Portfolio. Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection, especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). T. Rowe was helped by its growth style and an overweight to Technology and strong selection, especially in Energy, where they did not hold Exxon Mobil and were helped by holding Petrobras and Schlumberger, both strong performers. The Harris Oakmark International Portfolio also performed well, aided by good security selection in the Financials sector of Western Europe. Holding large overweights in strong performing Credit Suisse and BNP Paribas offset holding weak performing Allianz and UBS.

Detracting the most from the Portfolio’s relative performance were the BlackRock Large Cap Value Portfolio and the FI Mid Cap Opportunities Portfolio. BlackRock’s blend of quantitative and qualitative analysis resulted in a focus on companies with a high-quality bias. During the market rally that began in early March,

MSF-1

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

investors bid up the price of weaker companies that lost the most in the preceding year. FI Mid Cap Opportunities was hurt primarily by weak security selection. Within the Consumer Discretionary sector, the portfolio manager hoped that rising unemployment would benefit education companies ITT Educational Services, DeVry, and Corinthian Colleges.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of an all equity portfolio. It is a total returns index using a combination of various equity indices (both domestic and foreign) from Dow Jones.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

4 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

5 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX & THE WILSHIRE 5000 STOCK INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Aggressive Allocation Portfolio
Class A	6.97	-27.80	—	—	-3.43
Class B	6.80	-28.01	—	—	-3.69
Dow Jones Aggressive Index	10.95	-26.71	—	—	-0.13
Wilshire 5000 Stock Index	5.00	-26.11	—	—	-2.54

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	9.5
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	8.2
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.9
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	7.9
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	7.0
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	6.7
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	5.8
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	5.3
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	5.0
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	4.3

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.94%	$1,000.00	$1,069.70	$4.82
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.19%	$1,000.00	$1,068.00	$6.10
	Hypothetical	1.19%	$1,000.00	$1,018.82	$5.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	916,906	$7,124,356
BlackRock Large Cap Value Portfolio, (Class A) (a)	2,079,223	16,280,320
Clarion Global Real Estate Portfolio, (Class A) (b)	730,276	5,345,621
Davis Venture Value Portfolio, (Class A) (a)	618,646	14,074,207
Dreman Small Cap Value Portfolio, (Class A) (b)	533,178	5,267,801
FI Mid Cap Opportunities Portfolio, (Class A) (a)	339,475	3,455,854
Harris Oakmark International Portfolio, (Class A) (b)	975,783	9,025,991
Janus Forty Portfolio, (Class A) (b)	124,292	6,736,647
Jennison Growth Portfolio, (Class A) (a)	1,547,709	13,619,853
Lazard Mid-Cap Portfolio, (Class A) (b)	471,860	3,505,917
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	916,015	8,583,058
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	54,877	6,467,752
Met/Dimensional International Small Company Portfolio, (Class A) (a)	468,386	5,587,850
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,717,057	11,452,773

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	743,958	$5,393,695
MFS Research International Portfolio, (Class A) (b)	965,249	7,355,201
MFS Value Portfolio, (Class A) (a)	1,270,193	12,016,023
Pioneer Fund Portfolio, (Class A) (b)	989,545	9,954,819
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,315,269	13,639,335
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	537,249	3,325,574
Van Eck Global Natural Resources Portfolio, (Class A) (a)	298,272	3,588,211

Total Mutual Funds (Identified Cost $213,935,461)		171,800,858

Total Investments—100.0% (Identified Cost $213,935,461) (c)		171,800,858
Liabilities in excess of other assets		(5,702)

Net Assets—100%		$171,795,156

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $213,935,461 and the composition of unrealized appreciation and depreciation of investment securities was $3,808,539 and $ (45,943,142), respectively.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$171,800,858	$—	$—	$171,800,858
Total Investments	$171,800,858	$—	$—	$171,800,858

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$171,800,858
Cash		88
Receivable for:
Securities sold		132,284
Fund shares sold		141,593
Due from investment adviser		27,210

Total Assets		172,102,033
Liabilities
Payable for:
Fund shares redeemed	$259,706
Accrued expenses:
Distribution & service fees	28,650
Deferred directors’ fees	2,421
Other expenses	16,100

Total Liabilities		306,877

Net Assets		$171,795,156

Net assets consists of:
Capital paid in		$264,587,678
Undistributed net investment income		2,590,398
Accumulated net realized losses		(53,248,317)
Unrealized depreciation on investments		(42,134,603)

Net Assets		$171,795,156

Net Assets
Class A		$33,068,049
Class B		138,727,107

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		4,358,120
Class B (35,000,000)		18,322,417

Net Asset Value and Redemption Price Per Share
Class A		$7.59
Class B		7.57

(a) Identified cost of investments		$213,935,461

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$2,928,747

Expenses
Management fees	$74,637
Distribution & service fees—Class B	151,400
Directors’ fees and expenses	2,610
Custodian	12,433
Audit and tax services	10,218
Legal	2,502
Miscellaneous	3,585

Total expenses	257,385
Expense reimbursements	(31,348)	226,037

Net Investment Income		2,702,710

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(43,830,362)
Capital gains distributions from Underlying Portfolios	331,743	(43,498,619)

Change in unrealized appreciation on:
Investments—net		51,894,164

Net gain		8,395,545

Net Increase in Net Assets From Operations		$11,098,255

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$2,702,710	$1,951,725
Net realized loss	(43,498,619)	(7,375,058)
Change in unrealized appreciation (depreciation)	51,894,164	(94,728,560)

Increase (decrease) in net assets from operations	11,098,255	(100,151,893)

From Distributions to Shareholders
Net investment income
Class A	(780,346)	(267,407)
Class B	(2,989,194)	(846,075)

	(3,769,540)	(1,113,482)

Net realized gain
Class A	(56,605)	(978,396)
Class B	(244,729)	(4,964,703)

	(301,334)	(5,943,099)

Total distributions	(4,070,874)	(7,056,581)

Increase in net assets from capital share transactions	13,277,072	21,719,725

Total increase (decrease) in net assets	20,304,453	(85,488,749)

Net Assets
Beginning of the period	151,490,703	236,979,452

End of the period	$171,795,156	$151,490,703

Undistributed Net Investment Income
End of the period	$2,590,398	$3,657,228

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	801,867	$5,577,240	1,622,289	$16,098,849
Reinvestments	122,361	836,951	107,768	1,245,803
Redemptions	(329,728)	(2,270,878)	(944,447)	(9,479,394)

Net increase	594,500	$4,143,313	785,610	$7,865,258

Class B
Sales	2,573,476	$17,906,756	4,569,946	$45,631,228
Reinvestments	473,488	3,233,923	503,534	5,810,778
Redemptions	(1,742,327)	(12,006,920)	(3,854,433)	(37,587,539)

Net increase	1,304,637	$9,133,759	1,219,047	$13,854,467

Increase derived from capital share transactions		$13,277,072		$21,719,725

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$7.31		$12.66	$12.29	$11.21	$10.00

Income (Loss) From Investment Operations
Net investment income	0.13	(b)	0.12 (b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) of investments	0.35		(5.07)	0.37	1.62	1.24

Total from investment operations	0.48		(4.95)	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.19)		(0.09)	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.01)		(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.20)		(0.40)	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$7.59		$7.31	$12.66	$12.29	$11.21

Total Return (%)	6.97	(c)	(40.28)	3.48	16.07	12.72	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	(d)	0.10	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.14	(d)	0.13	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (g)	3.82	(d)	1.16	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	79	(d)	39	25	37	57	(d)
Net assets, end of period (in millions)	$33.07		$27.53	$37.72	$19.44	$2.87

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$7.28		$12.61	$12.24	$11.19	$10.00

Income (Loss) From Investment Operations
Net investment income	0.12	(b)	0.09 (b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) of investments	0.35		(5.06)	0.38	1.60	1.23

Total from investment operations	0.47		(4.97)	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.17)		(0.05)	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.01)		(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.18)		(0.36)	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$7.57		$7.28	$12.61	$12.24	$11.19

Total Return (%)	6.80	(c)	(40.45)	3.27	15.66	12.56	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	(d)	0.35	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.39	(d)	0.38	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (g)	3.57	(d)	0.93	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	79	(d)	39	25	37	57	(d)
Net assets, end of period (in millions)	$138.73		$123.97	$199.27	$67.29	$7.38

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$2,183,622	$363,580	$4,872,959	$—	$—	$—	$7,056,581	$363,580

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,657,228	$281,073	$(103,628,213)	$—	$(99,689,912)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(129,989)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio were $72,214,146 and $59,987,068, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$74,637	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $56,386. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $31,348.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Asset Allocation Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Artio International Stock	1,009,429	101,165	193,688	916,906
BlackRock Large Cap Value	1,252,349	902,339	75,465	2,079,223
Clarion Global Real Estate	405,841	338,875	14,440	730,276

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Davis Venture Value	817,294	127,739	326,387	618,646
Dreman Small Cap Value	643,491	63,527	173,840	533,178
FI Mid Cap Opportunities	603,810	59,038	323,373	339,475
Harris Oakmark International	909,345	206,264	139,826	975,783
Janus Forty	0	125,144	852	124,292
Jennison Growth	1,334,574	288,910	75,775	1,547,709
Lazard Mid Cap	866,295	82,217	476,652	471,860
Met/AIM Small Cap Growth	721,330	216,429	21,744	916,015
Met/Artisan Mid Cap Value	0	55,264	387	54,877
Met/Dimensional International Small Company	433,783	65,815	31,212	468,386
Met/Franklin Mutual Shares	0	1,729,142	12,085	1,717,057
MFS Emerging Markets Equity	0	748,659	4,701	743,958
MFS Research International	1,141,513	141,568	317,832	965,249
MFS Value	1,002,010	310,807	42,624	1,270,193
Pioneer Fund	0	996,384	6,839	989,545
T. Rowe Price Large Cap Growth	1,148,111	227,092	59,934	1,315,269
T. Rowe Price Mid Cap Growth	0	540,946	3,697	537,249
Van Eck Global Natural Resources	289,302	27,529	18,559	298,272

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2009
Artio International Stock	$(1,700,587)	$0	$59,635	$7,124,356
BlackRock Large Cap Value	(466,580)	0	170,631	16,280,320
Clarion Global Real Estate	(168,942)	0	124,258	5,345,621
Davis Venture Value	(4,524,307)	0	327,067	14,074,207
Dreman Small Cap Value	(886,237)	0	61,597	5,267,801
FI Mid Cap Opportunities	(3,595,911)	0	99,582	3,455,854
Harris Oakmark International	(1,303,301)	0	802,042	9,025,991
Janus Forty	3,331	0	0	6,736,647
Jennison Growth	(380,940)	0	22,785	13,619,843
Lazard Mid Cap	(2,869,896)	0	93,606	3,505,917
Met/AIM Small Cap Growth	(140,296)	0	0	8,583,058
Met/Artisan Mid Cap Value	2,020	0	0	6,467,752
Met/Dimensional International Small Company	4,771	0	0	5,587,850
Met/Franklin Mutual Shares	3,743	0	0	11,452,773
MFS Emerging Markets Equity	5,054	0	0	5,393,695
MFS Research International	(1,871,572)	0	301,395	7,355,201
MFS Value	(200,601)	0	0	12,016,023
Pioneer Fund	4,437	0	0	9,954,819
T. Rowe Price Large Cap Growth	(382,701)	0	77,572	13,639,335
T. Rowe Price Mid Cap Growth	1,569	0	0	3,325,574
Van Eck Global Natural Resources	10,961	0	3,898	3,588,211

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 7.95% and 7.93%, respectively, compared to the 3.30% return of its new primary index, the Dow Jones Conservative Index1. The benchmark was changed because the portfolio manager feels it better reflects the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3, returned 5.00% and 3.35% respectively.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Barclays Capital U.S. Aggregate Bond Index4 produced a modest, but positive total return of 1.9% for the first six months of 2009. The increase in Treasury yields that lowered the price of Treasury bonds was offset by a narrowing of yield spreads, which boosted credit based securities as investors became more positive on the prospects for the economy. The Barclays Capital U.S. Treasury Index5 was down 4.3% for the six months ending June, while the Barclays Capital U.S. Corporate Investment Grade Index6 was up 8.3%. Although the Barclays Capital U.S. Corporate High Yield Index7 was up over 30% for the six month period, it was still down 2.4% over the previous twelve months. The yield on 3-month Treasury Bills stayed close to 0.2% as the Federal Reserve kept their target rate in the 0.00% to 0.25% range.

The Standard & Poor’s 500 Index8, buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of the June. Although small cap stocks had better performance in the second quarter, they were up slightly less than large cap stocks for the full six month period as measured by the 2.6% rise of the Russell 2000 Index 9. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financials sector. Technology and Basic Materials were the best performing sectors over the six-month period. The Financial Services sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%). The MSCI EAFE Index10, was up nearly 8% for the six months ending in June, slightly more than the local return due to a weaker dollar that made foreign securities more valuable to the U.S. dollar based investor. Emerging market and international small cap equities were both up more than the large cap stocks from developed countries.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Metropolitan Series Fund and the Met Investors Series Trust with a broad allocation goal of 20% in equities and 80% in fixed income. While the broad asset class allocation goals of this Portfolio remained the same, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the first six months of 2009. Most notable were the addition of a specific goal for foreign bonds and a modest decrease in the goals to other non-core asset classes such as high yield bonds, small cap stocks, and international stocks.

The Portfolio continues to be diversified across a wide variety of asset classes and underlying portfolios to add value over the long term. During 2008, investors shunned risk and rewarded only what they perceived to be the safest investments. This was especially true in the fixed income area where Treasuries outperformed high yield securities and investment grade corporate bonds by a wide margin. In contrast, exposure to credit based bonds helped actively managed fixed income portfolios during the first six months of 2009. Because of the Portfolio’s 80% exposure to bonds, this factor was a significant contributor to performance.

Within the fixed income segment, the underlying portfolios with large exposures to high yield bonds, such as the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the BlackRock High Yield Portfolio, were all up sharply relative to the broad bond indices for the period. Overall high yield exposure was about 9% of the Portfolio, which was in line with its target. The PIMCO Total Return Portfolio—the single largest holding in the Portfolio—was the largest contributor to relative return: it was helped by prescient yield curve positioning that anticipated the steepening of the yield curve and by having larger exposure to credit securities than the broad index. A position in Treasury Inflation Protected Securities also helped the PIMCO Total Return Portfolio. The Western Asset Management U.S. Government Portfolio had a negative impact on relative performance due to its exposure to Treasury securities, which were negative for the period due to the rise in yields, as well as exposure to non-agency mortgage securities, which continue to be hurt by the sub-prime mortgage crisis.

Although the impact of the underlying equity portfolios on performance was less than the impact of the underlying fixed income portfolios because only 20% of the assets were targeted to stocks, there were still notable factors within the equity segment of the Portfolio. Generally, the underlying equity portfolios with a growth style performed better than those with a value style. This included the Jennison

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Growth Portfolio and the T. Rowe Price Large Cap Growth Portfolio. Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection, especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). T. Rowe was helped by its growth style and an overweight to Technology and strong selection, especially in Energy, where they did not hold Exxon Mobil and were helped by holding Petrobras and Schlumberger, both strong performers. The Harris Oakmark International Portfolio also performed well, aided by good security selection in the Financials sector of Western Europe. Holding large overweights in strong performing Credit Suisse and BNP Paribas offset holding weak performing Allianz and UBS.

Detracting the most from the Portfolio’s relative performance were the BlackRock Large Cap Value Portfolio and the FI Mid Cap Opportunities Portfolio. BlackRock’s blend of quantitative and qualitative analysis resulted in a focus on companies with a high-quality bias. During the market rally that began in early March, investors bid up the price of weaker companies that lost the most in the preceding year. FI Mid Cap Opportunities was hurt primarily by weak security selection. Within the Consumer Discretionary sector, the portfolio manager hoped that rising unemployment would benefit education companies ITT Educational Services, DeVry and Corinthian Colleges.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 20% of the risk of an all equity portfolio. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones. The index has held an average of 14% in equities over the past three years ending in June 2009.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the U.S. Emerging Markets Index, and the non-EIRSA portion of the Commercial Mortgage Backed Securities Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills and Treasury Inflation Protected Securities (TIPS) are excluded.

6 The Barclays Capital U.S. Corporate Investment-Grade Index covers U.S. dollar-dominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers.

7 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

9 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

10 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Conservative Allocation Portfolio
Class A	7.95	-4.69	—	—	2.21
Class B	7.93	-4.97	—	—	1.96
Dow Jones Conservative Index	3.30	0.50	—	—	3.83
Wilshire 5000 Stock Index	5.00	-26.11	—	—	-2.54
Barclays Capital U.S. Universal Bond Index	3.35	4.93	—	—	4.63

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	24.0
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	19.5
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	13.6
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	5.9
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	5.7
Met Investors Series Trust—Met/Templeton International Bond Fund Portfolio, (Class A)	4.8
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	4.0
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	3.9
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.1
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	2.9

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Conservative Allocation—Class A (a)(b)	Actual	0.73%	$1,000.00	$1,079.50	$3.76
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

MetLife Conservative Allocation—Class B (a)(b)	Actual	0.98%	$1,000.00	$1,079.30	$5.05
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	431,192	$3,350,364
BlackRock Bond Income Portfolio, (Class A) (a)	621,232	61,613,766
BlackRock High Yield Portfolio, (Class A) (b)	986,898	6,572,741
BlackRock Large Cap Value Portfolio, (Class A) (a)	1,573,198	12,318,141
Davis Venture Value Portfolio, (Class A) (a)	293,274	6,671,986
Dreman Small Cap Value Portfolio, (Class A) (b)	332,213	3,282,268
Harris Oakmark International Portfolio, (Class A) (b)	369,735	3,420,051
Jennison Growth Portfolio, (Class A) (a)	368,358	3,241,551
Lazard Mid-Cap Portfolio, (Class A) (b)	435,460	3,235,464
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	933,153	9,742,121
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	26,040	3,069,041
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,396,563	9,315,074
Met/Templeton International Bond Fund Portfolio, (Class A) (b)	1,498,416	15,074,067

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	453,018	$3,451,997
MFS Value Portfolio, (Class A) (a)	1,352,608	12,795,674
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	1,777,343	18,591,007
PIMCO Total Return Portfolio, (Class A) (b)	6,818,366	75,752,050
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	322,648	3,345,861
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	4,103,009	42,794,389
Western Asset Management U.S. Government Portfolio, (Class A) (a)	1,573,630	17,970,854

Total Mutual Funds (Identified Cost $336,863,693)		315,608,467

Total Investments—100.0% (Identified Cost $336,863,693) (c)		315,608,467
Liabilities in excess of other assets		(43,598)

Net Assets—100%		$315,564,869

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $336,863,693 and the composition of unrealized appreciation and depreciation of investment securities was $1,455,308 and $(22,710,534), respectively.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$315,608,467	$—	$—	$315,608,467
Total Investments	$315,608,467	$—	$—	$315,608,467

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$315,608,467
Cash		88
Receivable for:
Fund shares sold		244,119
Due from investment adviser		8,176

Total Assets		315,860,850
Liabilities
Payable for:
Securities purchased	$38,764
Fund shares redeemed	179,957
Accrued expenses:
Distribution & service fees	57,939
Deferred directors’ fees	2,421
Other expenses	16,900

Total Liabilities		295,981

Net Assets		$315,564,869

Net assets consists of:
Capital paid in		$339,750,121
Undistributed net investment income		16,210,823
Accumulated net realized losses		(19,140,849)
Unrealized depreciation on investments		(21,255,226)

Net Assets		$315,564,869

Net Assets
Class A		$27,204,335
Class B		288,360,534

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		2,798,965
Class B (50,000,000)		29,799,070

Net Asset Value and Redemption Price Per Share
Class A		$9.72
Class B		9.68

(a) Identified cost of investments		$336,863,693

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$16,762,837

Expenses
Management fees	$136,804
Distribution & service fees—Class B	310,071
Directors’ fees and expenses	2,610
Custodian	12,433
Audit and tax services	10,218
Legal	4,725
Miscellaneous	3,576

Total expenses	480,437
Expense reimbursements	(33,571)	446,866

Net Investment Income		16,315,971

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(18,847,846)
Capital gains distributions from Underlying Portfolios	4,845,896	(14,001,950)

Change in unrealized appreciation on:
Investments—net		20,521,587

Net gain		6,519,637

Net Increase in Net Assets From Operations		$22,835,608

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$16,315,971	$8,026,244
Net realized loss	(14,001,950)	(963,360)
Change in unrealized appreciation (depreciation)	20,521,587	(46,516,237)

Increase (decrease) in net assets from operations	22,835,608	(39,453,353)

From Distributions to Shareholders
Net investment income
Class A	(939,677)	(356,833)
Class B	(8,856,851)	(1,900,226)

	(9,796,528)	(2,257,059)

Net realized gain
Class A	(176,849)	(256,114)
Class B	(1,798,209)	(1,743,507)

	(1,975,058)	(1,999,621)

Total distributions	(11,771,586)	(4,256,680)

Increase in net assets from capital share transactions	53,403,882	122,703,422

Total increase in net assets	64,467,904	78,993,389

Net Assets
Beginning of the period	251,096,965	172,103,576

End of the period	$315,564,869	$251,096,965

Undistributed Net Investment Income
End of the period	$16,210,823	$9,691,380

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	548,784	$5,111,788	1,973,449	$20,744,919
Reinvestments	122,025	1,116,526	56,131	612,947
Redemptions	(636,472)	(5,914,633)	(1,540,353)	(15,792,398)

Net increase	34,337	$313,681	489,227	$5,565,468

Class B
Sales	7,969,767	$73,891,639	17,949,128	$188,689,371
Reinvestments	1,169,600	10,655,060	335,210	3,643,733
Redemptions	(3,380,898)	(31,456,498)	(7,429,924)	(75,195,150)

Net increase	5,758,469	$53,090,201	10,854,414	$117,137,954

Increase derived from capital share transactions		$53,403,882		$122,703,422

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.42		$11.18	$10.58	$10.37	$10.00

Income (Loss) From Investment Operations
Net investment income	0.55	(b)	0.39 (b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) of investments	0.18		(1.94)	0.39	0.36	0.38

Total from investment operations	0.73		(1.55)	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.36)		(0.12)	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.07)		(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.43)		(0.21)	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$9.72		$9.42	$11.18	$10.58	$10.37

Total Return (%)	7.95	(c)	(14.10)	5.74	7.25	4.13	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	(e)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	0.12	(e)	0.12	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (g)	11.73	(e)	3.77	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	42	(e)	25	40	24	32	(e)
Net assets, end of period (in millions)	$27.20		$26.03	$25.45	$11.03	$2.79

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.36		$11.12	$10.54	$10.36	$10.00

Income (Loss) From Investment Operations
Net investment income	0.55	(b)	0.33 (b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) of investments	0.17		(1.90)	0.40	0.34	0.37

Total from investment operations	0.72		(1.57)	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.33)		(0.10)	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.07)		(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.40)		(0.19)	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$9.68		$9.36	$11.12	$10.54	$10.36

Total Return (%)	7.93	(c)	(14.39)	5.57	6.89	3.97	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	(e)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	0.37	(e)	0.37	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (g)	11.95	(e)	3.22	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	42	(e)	25	40	24	32	(e)
Net assets, end of period (in millions)	$288.36		$225.07	$146.65	$56.25	$12.64

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$2,773,815	$58,977	$1,482,865	$—	$—	$—	$4,256,680	$58,977

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,691,380	$1,960,265	$(46,860,837)	$—	$(35,209,192)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(40,084)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $120,742,521 and $57,962,496, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$136,804	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $33,571.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Asset Allocation Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Artio International Stock	326,742	117,399	12,949	431,192
BlackRock Bond Income	488,139	151,436	18,343	621,232
BlackRock High Yield	812,245	240,872	66,219	986,898

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
BlackRock Large Cap Value	593,241	1,010,726	30,769	1,573,198
Davis Venture Value	337,907	115,559	160,192	293,274
Dreman Small Cap Value	266,097	76,361	10,245	332,213
Harris Oakmark International	295,423	133,803	59,491	369,735
Jennison Growth	315,122	75,540	22,304	368,358
Lazard Mid Cap	358,154	103,354	26,048	435,460
Lord Abbett Bond Debenture	769,111	226,201	62,159	933,153
Met/Artisan Mid Cap Value	0	26,269	229	26,040
Met/Franklin Mutual Shares	0	1,408,782	12,219	1,396,563
Met/Templeton International Bond Fund	0	1,511,906	13,490	1,498,416
MFS Research International	389,618	94,161	30,761	453,018
MFS Value	0	1,364,126	11,518	1,352,608
PIMCO Inflation Protected	1,520,575	369,073	112,305	1,777,343
PIMCO Total Return	5,302,929	1,884,382	368,945	6,818,366
T. Rowe Price Large Cap Growth	542,651	118,331	338,334	322,648
Western Asset Management Strategic Bond Opportunities	4,366,084	1,388,892	1,651,967	4,103,009
Western Asset Management U.S. Government	1,233,206	387,524	47,100	1,573,630

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2009
Artio International Stock	$(112,650)	$0	$22,355	$3,350,364
BlackRock Bond Income	(112,445)	0	3,976,108	61,613,766
BlackRock High Yield	(142,772)	0	363,630	6,572,741
BlackRock Large Cap Value	(194,589)	0	91,626	12,318,141
Davis Venture Value	(2,269,094)	0	153,349	6,671,986
Dreman Small Cap Value	(50,949)	0	28,961	3,282,268
Harris Oakmark International	(447,426)	0	300,543	3,420,051
Jennison Growth	(103,794)	0	6,075	3,241,551
Lazard Mid Cap	(184,652)	0	43,923	3,235,464
Lord Abbett Bond Debenture	(155,706)	0	712,218	9,742,121
Met/Artisan Mid Cap Value	789	0	0	3,069,041
Met/Franklin Mutual Shares	2,687	0	0	9,315,074
Met/Templeton International Bond Fund	524	0	0	15,074,067
MFS Research International	(183,151)	0	113,005	3,451,997
MFS Value	6,521	0	0	12,795,674
PIMCO Inflation Protected	(6,664)	0	682,030	18,591,007
PIMCO Total Return	64,852	3,043,984	5,368,969	75,752,050
T. Rowe Price Large Cap Growth	(1,860,124)	0	41,388	3,345,861
Western Asset Management Strategic Bond Opportunities	(4,526,099)	1,649,928	3,738,266	42,794,389
Western Asset Management U.S. Government	(16,020)	0	763,996	17,970,854

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 7.88% and 7.73%, respectively, compared to the 5.26% return of its new primary index, the Dow Jones Moderately Conservative Index 1. This index was changed because the portfolio manager feels it better reflects the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3, returned 5.00% and 3.35% respectively.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Barclays Capital U.S. Aggregate Bond Index4 produced a modest, but positive total return of 1.9% for the first six months of 2009. The increase in Treasury yields that lowered the price of Treasury bonds was offset by a narrowing of yield spreads, which boosted credit based securities as investors became more positive on the prospects for the economy. The Barclays Capital U.S. Treasury Index5 was down 4.3% for the six months ending June, while the Barclays Capital U.S. Corporate Investment Grade Index6 was up 8.3%. Although the Barclays Capital U.S. Corporate High Yield Index7 was up over 30% for the six month period, it was still down 2.4% over the previous twelve months. The yield on 3-month Treasury Bills stayed close to 0.2% as the Federal Reserve kept their target rate in the 0.00% to 0.25% range.

The Standard & Poor’s 500 Index8, buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of the June. Although small cap stocks had better performance in the second quarter, they were up slightly less than large cap stocks for the full six month period as measured by the 2.6% rise of the Russell 2000 Index9. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financials sector. Technology and Basic Materials were the best performing sectors over the six-month period. The Financial Services sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%). The MSCI EAFE Index10 was up nearly 8% for the six months ending in June, slightly more than the local return due to a weaker dollar that made foreign securities more valuable to the U.S. dollar based investor. Emerging market and international small cap equities were both up more than the large cap stocks from developed countries. By region, the Pacific Rim, ex-Japan was the best performer.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Metropolitan Series Fund and the Met Investors Series Trust with a broad allocation goal of 40% in equities and 60% in fixed income. While the broad asset class allocation goals of this Portfolio remained the same, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the first six months of 2009. Most notable were the addition of a specific goal for foreign bonds and a slight decrease in the goals to other non-core asset classes such as high yield bonds, small cap stocks, and international stocks.

The Portfolio continues to be diversified across a wide variety of asset classes and underlying portfolios to add value over the long term. During 2008, investors shunned risk and rewarded only what they perceived to be the safest investments. This was especially true in the fixed income area where Treasuries outperformed high yield securities and investment grade corporate bonds by a wide margin. In contrast, exposure to credit based bonds helped actively managed fixed income portfolios during the first six months of 2009. Because of the Portfolio’s 60% exposure to bonds, this factor was a major contributor to performance.

Within the fixed income segment, the underlying portfolios with large exposures to high yield bonds, such as the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the BlackRock High Yield Portfolio, were all up sharply relative to the broad bond indices for the period. Overall high yield exposure was about 8% of the Portfolio, which was in line with its target. The PIMCO Total Return Portfolio—the single largest holding in the Portfolio—was the largest contributor to relative return: it was helped by prescient yield curve positioning that anticipated the steepening of the yield curve and by having larger exposure to credit securities than the broad index. A position in Treasury Inflation Protected Securities also helped the PIMCO Total Return Portfolio. The Western Asset Management U.S. Government Portfolio had a negative impact on relative performance due to its exposure to Treasury securities, which were negative for the period due to the rise in yields, as well as exposure to non-agency mortgage securities, which continue to be hurt by the sub-prime mortgage crisis.

Generally, the underlying equity portfolios with a growth style performed better than those with a value style. This included the Jennison Growth Portfolio and the T. Rowe Price Large Cap Growth Portfolio. Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection,

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). T. Rowe was helped by its growth style and an overweight to Technology and strong selection, especially in Energy, where they did not hold Exxon Mobil and were helped by holding Petrobras and Schlumberger, both strong performers. The Harris Oakmark International Portfolio also performed well, aided by good security selection in the Financials sector of Western Europe. Holding large overweights in strong performing Credit Suisse and BNP Paribas offset holding weak performing Allianz and UBS.

Detracting the most from the Portfolio’s relative performance were the BlackRock Large Cap Value Portfolio and the FI Mid Cap Opportunities Portfolio. BlackRock’s blend of quantitative and qualitative analysis resulted in a focus on companies with a high-quality bias. During the market rally that began in early March, investors bid up the price of weaker companies that lost the most in the preceding year. FI Mid Cap Opportunities was hurt primarily by weak security selection. Within the Consumer Discretionary sector, the portfolio manager hoped that rising unemployment would benefit education companies ITT Educational Services, DeVry and Corinthian Colleges.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 20% of the risk of an all equity portfolio. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones. At the end of June, the index held 13% in equities.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the U.S. Emerging Markets Index, and the non-EIRSA portion of the Commercial Mortgage Backed Securities Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills and Treasury Inflation Protected Securities (TIPS) are excluded.

6 The Barclays Capital U.S. Corporate Investment-Grade Index covers U.S. dollar-dominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers.

7 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

9 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

10 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Conservative to Moderate Allocation Portfolio
Class A	7.88	-10.50	—	—	0.96
Class B	7.73	-10.73	—	—	0.68
Dow Jones Moderately Conservative Index	5.26	-8.17	—	—	2.25
Wilshire 5000 Stock Index	5.00	-26.11	—	—	-2.54
Barclays Capital U.S. Universal Bond Index	3.35	4.93	—	—	4.63

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.8
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	10.6
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	10.3
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	5.0
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	4.9
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4.9
Met Investors Series Trust—Met/Templeton International Bond Fund Portfolio, (Class A)	4.7
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	4.1
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	3.8
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	3.0

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.79%	$1,000.00	$1,078.80	$4.07
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	1.04%	$1,000.00	$1,077.30	$5.36
	Hypothetical	1.04%	$1,000.00	$1,019.57	$5.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	2,299,813	$17,869,547
BlackRock Bond Income Portfolio, (Class A) (a)	911,567	90,409,208
BlackRock High Yield Portfolio, (Class A) (b)	2,632,865	17,534,881
BlackRock Large Cap Value Portfolio, (Class A) (a)	5,271,950	41,279,372
Clarion Global Real Estate Portfolio, (Class A) (b)	1,238,534	9,066,066
Davis Venture Value Portfolio, (Class A) (b)	1,552,072	35,309,638
Dreman Small Cap Value Portfolio, (Class A) (b)	924,564	9,134,696
Harris Oakmark International Portfolio, (Class A) (b)	1,972,315	18,243,911
Jennison Growth Portfolio, (Class A) (a)	1,964,961	17,291,659
Lazard Mid-Cap Portfolio, (Class A) (b)	1,161,261	8,628,166
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,659,663	17,326,886
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	984,669	9,226,351
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	138,907	16,371,628
Met/Dimensional International Small Company Portfolio, (Class A) (a)	788,760	9,409,909
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	6,208,802	41,412,709
Met/Templeton International Bond Fund Portfolio, (Class A) (b)	3,997,306	40,212,899

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	2,460,536	$18,749,284
MFS Value Portfolio, (Class A) (a)	4,528,952	42,843,889
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,370,933	24,799,956
PIMCO Total Return Portfolio, (Class A) (b)	16,674,772	185,256,720
Pioneer Fund Portfolio, (Class A) (b)	2,503,886	25,189,089
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,695,419	17,581,498
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,359,281	8,413,947
Van Eck Global Natural Resources Portfolio, (Class A) (a)	753,214	9,061,158
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	8,431,899	87,944,710
Western Asset Management U.S. Government Portfolio, (Class A) (a)	2,798,819	31,962,510

Total Mutual Funds (Identified Cost $941,312,934)		850,530,287

Total Investments—100.0% (Identified Cost $941,312,934) (c)		850,530,287
Liabilities in excess of other assets		(183,817)

Net Assets—100%		$850,346,470

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $941,312,934 and the composition of unrealized appreciation and depreciation of investment securities was $6,739,038 and $ (97,521,685), respectively.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$850,530,287	$—	$—	$850,530,287
Total Investments	$850,530,287	$—	$—	$850,530,287

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2009

Assets
Investments at value (a)		$850,530,287
Cash		87
Receivable for:
Fund shares sold		1,026,951

Total Assets		851,557,325
Liabilities
Payable for:
Securities purchased	$849,324
Fund shares redeemed	115,642
Accrued expenses:
Management fees	61,985
Distribution & service fees	161,584
Deferred directors’ fees	2,421
Other expenses	19,899

Total Liabilities		1,210,855

Net Assets		$850,346,470

Net assets consists of:
Capital paid in		$994,895,848
Undistributed net investment income		36,958,583
Accumulated net realized losses		(90,725,314)
Unrealized depreciation on investments		(90,782,647)

Net Assets		$850,346,470

Net Assets
Class A		$53,862,245
Class B		796,484,225

Capital Shares (Authorized) Outstanding
Class A (15,000,000)		5,876,748
Class B (140,000,000)		87,344,885

Net Asset Value and Redemption Price Per Share
Class A		$9.17
Class B		9.12

(a) Identified cost of investments		$941,312,934

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$38,514,942

Expenses
Management fees	$340,411
Distribution & service fees—Class B	867,148
Directors’ fees and expenses	2,610
Custodian	12,433
Audit and tax services	10,218
Legal	12,641
Miscellaneous	4,573

Total expenses		1,250,034

Net Investment Income		37,264,908

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(90,351,969)
Capital gains distributions from Underlying Portfolios	11,959,853	(78,392,116)

Change in unrealized appreciation on:
Investments—net		100,883,153

Net gain		22,491,037

Net Increase in Net Assets From Operations		$59,755,945

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$37,264,908	$20,888,474
Net realized gain (loss)	(78,392,116)	195,893
Change in unrealized appreciation (depreciation)	100,883,153	(206,268,257)

Increase (decrease) in net assets from operations	59,755,945	(185,183,890)

From Distributions to Shareholders
Net investment income
Class A	(1,848,280)	(848,467)
Class B	(25,036,127)	(7,444,740)

	(26,884,407)	(8,293,207)

Net realized gain
Class A	(385,964)	(729,800)
Class B	(5,661,035)	(7,962,635)

	(6,046,999)	(8,692,435)

Total distributions	(32,931,406)	(16,985,642)

Increase in net assets from capital share transactions	106,777,605	202,443,710

Total increase in net assets	133,602,144	274,178

Net Assets
Beginning of the period	716,744,326	716,470,148

End of the period	$850,346,470	$716,744,326

Undistributed Net Investment Income
End of the period	$36,958,583	$26,578,082

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	766,511	$6,772,038	2,257,659	$23,761,944
Reinvestments	262,235	2,234,244	141,803	1,578,267
Redemptions	(844,285)	(7,294,407)	(2,140,004)	(21,592,298)

Net increase	184,461	$1,711,875	259,458	$3,747,913

Class B
Sales	13,785,395	$120,077,926	28,769,749	$299,371,426
Reinvestments	3,619,948	30,697,162	1,390,557	15,407,375
Redemptions	(5,304,977)	(45,709,358)	(11,576,607)	(116,083,004)

Net increase	12,100,366	$105,065,730	18,583,699	$198,695,797

Increase derived from capital share transactions		$106,777,605		$202,443,710

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$8.91		$11.61	$11.07	$10.60	$10.00

Income (Loss) From Investment Operations
Net investment income	0.44	(b)	0.33 (b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) of investments	0.23		(2.77)	0.35	0.70	0.60

Total from investment operations	0.67		(2.44)	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.34)		(0.14)	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.07)		(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.41)		(0.26)	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$9.17		$8.91	$11.61	$11.07	$10.60

Total Return (%)	7.88	(c)	(21.42)	5.06	9.77	6.43	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	(e)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (g)	10.05	(e)	3.12	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	51	(e)	23	19	18	3	(e)
Net assets, end of period (in millions)	$53.86		$50.72	$63.06	$35.87	$10.46

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$8.85		$11.53	$11.02	$10.58	$10.00

Income (Loss) From Investment Operations
Net investment income	0.43	(b)	0.28 (b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) of investments	0.22		(2.72)	0.36	0.68	0.59

Total from investment operations	0.65		(2.44)	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.31)		(0.12)	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.07)		(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.38)		(0.24)	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$9.12		$8.85	$11.53	$11.02	$10.58

Total Return (%)	7.73	(c)	(21.59)	4.81	9.42	6.17	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	(e)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (g)	10.04	(e)	2.71	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	51	(e)	23	19	18	3	(e)
Net assets, end of period (in millions)	$796.48		$666.03	$653.42	$255.01	$48.39

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$10,130,632	$527,560	$6,855,010	$175,853	$—	$—	$16,985,642	$703,413

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$26,578,445	$5,859,016	$(203,811,378)	$—	$(171,373,917)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $313,808,293 and $190,764,564, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$340,411	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497. No expenses were deferred in 2008 or 2009.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Asset Allocation Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Artio International Stock	1,914,806	416,298	31,291	2,299,813
BlackRock Bond Income	763,786	168,364	20,583	911,567
BlackRock High Yield	2,314,365	442,676	124,176	2,632,865
BlackRock Large Cap Value	3,389,683	1,939,284	57,017	5,271,950
Clarion Global Real Estate	961,582	302,762	25,810	1,238,534
Davis Venture Value	1,610,462	372,909	431,299	1,552,072
Dreman Small Cap Value	1,520,936	204,432	800,804	924,564
Harris Oakmark International	1,746,723	495,839	270,247	1,972,315
Jennison Growth	1,802,088	237,648	74,775	1,964,961
Lazard Mid Cap	1,024,154	176,579	39,472	1,161,261
Lord Abbett Bond Debenture	1,460,443	299,998	100,778	1,659,663
Met/AIM Small Cap Growth	1,706,809	241,883	964,023	984,669
Met/Artisan Mid Cap Value	0	138,943	36	138,907

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Met/Dimensional International Small Co.	694,395	142,540	48,175	788,760
Met/Franklin Mutual Shares	0	6,210,395	1,593	6,208,802
Met/Templeton International Bond Fund	0	3,998,345	1,039	3,997,306
MFS Research International	3,105,348	515,678	1,160,490	2,460,536
MFS Value	789,186	3,753,538	13,772	4,528,952
PIMCO Inflation Protected	2,162,525	339,102	130,694	2,370,933
PIMCO Total Return	13,827,348	3,684,364	836,940	16,674,772
Pioneer Fund	0	2,504,523	637	2,503,886
T. Rowe Price Large Cap Growth	2,327,032	290,650	922,263	1,695,419
T. Rowe Price Mid Cap Growth	0	1,359,625	344	1,359,281
Van Eck Global Natural Resources	695,227	99,589	41,602	753,214
Western Asset Management Strategic Bond Opportunities	10,355,859	2,335,159	4,259,119	8,431,899
Western Asset Management U.S. Government	2,337,978	496,274	35,433	2,798,819

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2009
Artio International Stock	$(284,497)	$0	$119,829	$17,869,547
BlackRock Bond Income	(154,384)	0	5,888,775	90,409,208
BlackRock High Yield	(275,377)	0	979,202	17,534,881
BlackRock Large Cap Value	(384,126)	0	490,132	41,279,372
Clarion Global Real Estate	(264,555)	0	312,439	9,066,066
Davis Venture Value	(5,253,746)	0	684,452	35,309,638
Dreman Small Cap Value	(3,451,859)	0	154,830	9,134,696
Harris Oakmark International	(2,602,429)	0	1,610,586	18,243,911
Jennison Growth	(255,244)	0	32,658	17,291,659
Lazard Mid Cap	(246,793)	0	117,611	8,628,166
Lord Abbett Bond Debenture	(245,219)	0	1,278,704	17,326,886
Met/AIM Small Cap Growth	(5,584,293)	0	0	9,226,351
Met/Artisan Mid Cap Value	58	0	0	16,371,628
Met/Dimensional International Small Co.	1,186	0	0	9,409,909
Met/Franklin Mutual Shares	239	0	0	41,412,709
Met/Templeton International Bond Fund	94	0	0	40,212,899
MFS Research International	(6,781,829)	0	909,285	18,749,284
MFS Value	(70,908)	0	0	42,843,889
PIMCO Inflation Protected	(20,474)	0	918,461	24,799,956
PIMCO Total Return	(167,863)	7,511,270	13,248,354	185,256,720
Pioneer Fund	204	0	0	25,189,089
T. Rowe Price Large Cap Growth	(5,024,813)	0	166,804	17,581,498
T. Rowe Price Mid Cap Growth	79	0	0	8,413,947
Van Eck Global Natural Resources	22,433	0	9,777	9,061,158
Western Asset Management Strategic Bond Opportunities	(11,725,401)	3,699,911	8,382,941	87,944,710
Western Asset Management U.S. Government	(24,566)	0	1,371,851	31,962,510

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the MetLife Mid Cap Stock Index Portfolio returned 8.36%, 8.33%, and 8.43% respectively, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 8.47%. The Class G shares returned 6.10% from its inception date of April 28, 2009 to the end of June compared to the 6.19% return of the index for the same period. Dividend income accounted for 1.06% of this year’s total return of the index.

MARKET ENVIRONMENT/CONDITIONS

The S&P MidCap 400 Index declined 8.7% in the first quarter before rallying 18.7% in the second quarter. During the six-month period, the S&P MidCap 400 Index rallied nearly 48% from its low on March 9th to its high on June 2nd. This market volatility can be attributed to mixed economic data contributing to investor uncertainty over the future direction of the U.S. economy.

The decline in the first quarter was primarily due to increasing job losses and economic data suggesting further weakness in the economy. By June, the unemployment rate increased to 9.5%, the highest level since August 1983, from 5.5% one year earlier. Financial markets remained quite strained and credit conditions continued to be tight. During the first six months, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. In addition, the FOMC planned to support mortgage lending and private credit markets by purchasing up to an additional $750 billion of agency mortgage-backed securities, $100 billion of agency debt, and $300 billion of longer-term Treasury securities.

The positive return in the second quarter was primarily due to expectations that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. In May, the Consumer Confidence Index increased to 54.8 from an all-time low of 25 in February.

Some of the factors driving the equity markets include geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Eight of ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2009. Energy (6.4% beginning-of-year weight), up 25.6%, was the best-performing sector. The next two best performing sectors were Information Technology (12.5% beginning weight), up 23.2%; and Consumer Discretionary (14.0% beginning weight), up 21.8%; had the largest positive impact to the benchmark’s six-month return. Financials (21.1% beginning weight) was the worst-performing sector, down 12.8%, and had the largest negative impact on the benchmark’s six-month return. The next worst-performing sectors were Telecommunications Services (0.6% beginning weight), down 3.2%, and Utilities (8.2% beginning weight), up 0.6%.

The stocks with the largest positive impact on the benchmark return for the year were Palm, up 439.7%; Western Digital, up 131.4%; and FMC Technologies, up 80.0%. The stocks with the largest negative impact were Synovus Financial, down 63.8%; Associated Banc-Corp., down 38.8%; and W.R. Berkley, down 30.4%. There were 22 additions and 22 deletions to the benchmark for the first six months of 2009.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Mid Cap Stock Index Portfolio
Class A	8.36	-27.98	0.20	—	2.93
Class B	8.33	-28.12	-0.05	—	2.59
Class E	8.43	-28.02	0.07	—	2.31
Class G	—	—	—	—	6.10
S&P MidCap 400 Index	8.47	-28.02	0.36	—	3.10

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class E and Class G shares are: 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	4.8
Vertex Pharmaceuticals, Inc.	0.8
Ross Stores, Inc.	0.6
priceline.com, Inc.	0.6
Everest Re Group, Ltd.	0.6
Pride International, Inc.	0.6
Newfield Exploration Co.	0.6
Henry Schein, Inc.	0.6
Cerner Corp.	0.5
URS Corp.	0.5

Top Sectors

% of Equity Market Value
Financials	17.7
Consumer Discretionary	15.4
Industrials	14.7
Information Technology	14.6
Health Care	12.9
Materials	7.2
Utilities	6.7
Energy	6.2
Consumer Staples	4.0
Telecommunication Services	0.6

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Mid Cap Stock Index—Class A(a)	Actual	0.33%	$1,000.00	$1,083.60	$1.70
	Hypothetical	0.33%	$1,000.00	$1,023.13	$1.66

MetLife Mid Cap Stock Index—Class B(a)	Actual	0.58%	$1,000.00	$1,083.30	$3.00
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

MetLife Mid Cap Stock Index—Class E(a)	Actual	0.48%	$1,000.00	$1,084.30	$2.48
	Hypothetical	0.48%	$1,000.00	$1,022.38	$2.41

MetLife Mid Cap Stock Index—Class G(a)	Actual	0.63%	$1,000.00	$1,061.00	$3.22
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—92.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Alliant Techsystems, Inc. (a) (b)	15,819	$1,302,853
BE Aerospace, Inc. (b)	48,746	699,992

		2,002,845

Airlines—0.3%
Airtran Holdings, Inc. (a) (b)	57,867	358,197
Alaska Air Group, Inc. (a) (b)	17,555	320,554
JetBlue Airways Corp. (a) (b)	98,185	419,250

		1,098,001

Auto Components—0.7%
BorgWarner, Inc. (a) (b)	56,222	1,919,981
Gentex Corp. (a)	66,425	770,530

		2,690,511

Automobiles—0.1%
Thor Industries, Inc.	17,119	314,476

Beverages—0.5%
Hansen Natural Corp. (b)	34,960	1,077,467
PepsiAmericas, Inc.	27,025	724,540

		1,802,007

Biotechnology—1.3%
OSI Pharmaceuticals, Inc. (a) (b)	27,965	789,452
United Therapeutics Corp. (a) (b)	11,231	935,879
Vertex Pharmaceuticals, Inc. (b)	83,530	2,977,009

		4,702,340

Building Products—0.2%
Lennox International, Inc. (a)	22,725	729,700

Capital Markets—2.0%
Affiliated Managers Group, Inc. (b)	19,912	1,158,680
Apollo Investment Corp.	68,619	411,714
Eaton Vance Corp.	56,404	1,508,807
Jefferies Group, Inc.	61,082	1,302,879
Raymond James Financial, Inc.	47,501	817,492
SEI Investments Co.	64,471	1,163,057
Waddell & Reed Financial, Inc. (Class A)	41,522	1,094,935

		7,457,564

Chemicals—3.5%
Airgas, Inc.	39,401	1,596,923
Albemarle Corp.	44,121	1,128,174
Ashland Inc.	32,202	903,266
Cabot Corp.	31,554	396,949
Cytec Industries, Inc.	22,772	424,015
FMC Corp.	35,065	1,658,574
Lubrizol Corp.	32,539	1,539,420
Minerals Technologies, Inc.	9,035	325,441
Olin Corp.	37,595	447,005
RPM International, Inc.	61,960	869,918
Sensient Technologies Corp.	23,503	530,463

Security Description	Shares	Value*

Chemicals—(Continued)
Terra Industries, Inc.	48,104	$1,165,079
The Scotts Miracle-Gro Co. (a)	21,230	744,111
Valspar Corp.	48,374	1,089,866

		12,819,204

Commercial Banks—3.1%
Associated Banc-Corp. (a)	61,691	771,138
BancorpSouth, Inc.	34,978	718,098
Bank Hawaii Corp.	23,069	826,562
Cathay General Bancorp (a)	23,900	227,289
City National Corp.	20,687	761,902
Commerce Bancshares, Inc.	32,042	1,019,897
Cullen/Frost Bankers, Inc.	28,677	1,322,583
FirstMerit Corp.	39,541	671,413
Fulton Financial Corp.	84,723	441,407
International Bancshares Corp.	24,493	252,523
PacWest Bancorp (a)	11,841	155,828
SVB Financial Group (b)	15,911	433,097
Synovus Financial Corp.	135,494	405,127
TCF Financial Corp.	54,391	727,208
Trustmark Corp.	23,531	454,619
Valley National Bancorp	68,414	800,444
Webster Finanical Corp.	25,493	205,219
Westamerica Bancorp (a)	14,084	698,707
Wilmington Trust Corp.	33,438	456,763

		11,349,824

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (b)	9,567	516,522
Copart, Inc. (b)	30,847	1,069,466
Corrections Corp. of America (b)	55,564	944,033
Deluxe Corp.	24,658	315,869
Herman Miller, Inc.	25,951	398,088
HNI Corp. (a)	21,654	391,071
Mine Safety Appliances Co. (a)	14,392	346,847
Rollins, Inc.	19,758	342,011
The Brink’s Co.	19,533	567,043
Waste Connections, Inc. (b)	38,631	1,000,929

		5,891,879

Communications Equipment—1.5%
3Com Corp. (a) (b)	186,948	880,525
ADC Telecommunications, Inc. (b)	46,613	371,039
Adtran, Inc.	26,477	568,461
Avocent Corp. (b)	21,375	298,395
CommScope, Inc. (a) (b)	39,425	1,035,301
F5 Networks, Inc. (a) (b)	37,901	1,310,996
Plantronics, Inc.	23,589	446,068
Polycom, Inc. (a) (b)	40,447	819,861

		5,730,646

Computers & Peripherals—0.8%
Diebold, Inc.	31,963	842,545
Imation Corp. (a)	14,622	111,273
NCR Corp. (b)	76,521	905,243

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Palm, Inc. (a) (b)	66,505	$1,101,988

		2,961,049

Construction & Engineering—1.8%
Aecom Technology Corp. (b)	44,234	1,415,488
Dycom Industries, Inc. (b)	18,815	208,282
Granite Construction, Inc. (a)	16,047	534,044
KBR, Inc.	77,422	1,427,661
The Shaw Group, Inc. (b)	40,314	1,105,007
URS Corp. (b)	40,142	1,987,832

		6,678,314

Construction Materials—0.5%
Martin Marietta Materials, Inc. (a)	21,480	1,694,342

Consumer Finance—0.2%
AmeriCredit Corp. (b)	64,083	868,325

Containers & Packaging—1.2%
AptarGroup, Inc.	32,682	1,103,671
Greif, Inc.	16,519	730,470
Packaging Corp. of America	49,441	800,944
Sonoco Products Co.	48,149	1,153,169
Temple-Inland, Inc. (a)	51,386	674,184

		4,462,438

Distributors—0.3%
LKQ Corp. (b)	67,644	1,112,744

Diversified Consumer Services—1.9%
Brink’s Home Security Holdings, Inc. (b)	19,654	556,405
Career Education Corp. (b)	35,631	886,856
Corinthian Colleges, Inc. (a) (b)	41,978	710,687
ITT Educational Services, Inc. (a) (b)	14,979	1,507,786
Matthews International Corp.	14,683	456,935
Regis Corp.	21,163	368,448
Service Corp. International	121,076	663,496
Sotheby’s (a)	32,319	456,021
Strayer Education, Inc. (a)	6,762	1,474,860

		7,081,494

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a) (b)	103,657	294,386

Electric Utilities—1.8%
Cleco Corp.	29,143	653,386
DPL, Inc.	55,950	1,296,361
Great Plains Energy, Inc.	65,158	1,013,207
Hawaiian Electric Industries, Inc. (a)	44,163	841,747
IDACORP, Inc.	22,747	594,606
NV Energy, Inc.	113,092	1,220,263
Westar Energy, Inc. (a)	52,432	984,149

		6,603,719

Security Description	Shares	Value*

Electrical Equipment—1.6%
Ametek, Inc.	51,830	$1,792,281
Hubbell, Inc. (Class B)	27,208	872,289
Roper Industries, Inc. (a)	43,686	1,979,413
Thomas & Betts Corp. (b)	25,483	735,439
Woodward Governor Co.	26,508	524,858

		5,904,280

Electronic Equipment, Instruments & Components—2.6%
Arrow Electronics, Inc. (b)	57,697	1,225,484
Avnet, Inc. (b)	72,881	1,532,687
Ingram Micro, Inc. (b)	78,103	1,366,802
Itron, Inc. (a) (b)	19,272	1,061,309
Mettler Toledo International, Inc. (b)	16,245	1,253,302
National Instruments Corp. (a)	27,001	609,143
Tech Data Corp. (a) (b)	24,236	792,760
Trimble Navigation, Ltd. (b)	57,668	1,132,023
Vishay Intertechnology, Inc. (b)	90,012	611,181

		9,584,691

Energy Equipment & Services—2.5%
Exterran Holdings, Inc. (a) (b)	30,127	483,237
Helix Energy Solutions Group, Inc. (a) (b)	47,466	515,955
Helmerich & Payne, Inc. (a)	50,874	1,570,480
Oceaneering International, Inc. (a) (b)	26,398	1,193,190
Patterson-UTI Energy, Inc. (a)	74,000	951,640
Pride International, Inc. (b)	83,749	2,098,750
Superior Energy Services, Inc. (b)	37,704	651,148
Tidewater, Inc.	24,945	1,069,392
Unit Corp. (b)	22,936	632,346

		9,166,138

Food & Staples Retailing—0.4%
BJ’s Wholesale Club, Inc. (b)	26,780	863,119
Ruddick Corp. (a)	18,960	444,233

		1,307,352

Food Products—1.3%
Corn Products International, Inc.	35,984	964,011
Flowers Foods, Inc. (a)	37,887	827,452
Lancaster Colony Corp.	9,584	422,367
Ralcorp Holdings, Inc. (b)	27,294	1,662,751
Smithfield Foods, Inc. (a) (b)	57,329	800,886
Tootsie Roll Industries, Inc. (a)	12,800	290,432

		4,967,899

Gas Utilities—2.0%
AGL Resources, Inc.	37,234	1,184,041
Energen Corp.	34,596	1,380,381
National Fuel Gas Co.	38,366	1,384,245
ONEOK, Inc.	50,806	1,498,269
UGI Corp.	52,237	1,331,521
WGL Holdings, Inc. (a)	24,192	774,628

		7,553,085

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.7%
Beckman Coulter, Inc.	30,458	$1,740,370
Edwards Lifesciences Corp. (b)	27,022	1,838,307
Gen-Probe, Inc. (a) (b)	25,125	1,079,872
Hill-Rom Holdings, Inc.	30,194	489,747
Hologic, Inc. (a) (b)	123,778	1,761,361
IDEXX Laboratories, Inc. (a) (b)	28,473	1,315,453
Immucor, Inc. (b)	33,984	467,620
Kinetic Concepts, Inc. (a) (b)	26,637	725,858
Masimo Corp. (a) (b)	23,307	561,932
ResMed, Inc. (b)	36,360	1,480,943
STERIS Corp.	28,205	735,586
Teleflex, Inc.	19,178	859,750
Thoratec Corp. (b)	27,243	729,567

		13,786,366

Health Care Providers & Services—3.1%
Community Health Systems, Inc. (b)	44,619	1,126,630
Health Management Associates, Inc. (Class A) (b)	118,986	587,791
Health Net, Inc. (b)	50,107	779,164
Henry Schein, Inc. (b)	43,508	2,086,208
Kindred Healthcare, Inc. (b)	14,491	179,253
LifePoint Hospitals, Inc. (a) (b)	26,223	688,354
Lincare Holdings, Inc. (b)	33,188	780,582
Omnicare, Inc.	50,287	1,295,393
Owens & Minor, Inc.	20,096	880,607
Psychiatric Solutions, Inc. (a) (b)	27,132	616,982
Universal Health Services, Inc. (Class B)	23,691	1,157,305
VCA Antech, Inc. (a) (b)	40,871	1,091,256
Wellcare Health Plans, Inc. (b)	20,371	376,660

		11,646,185

Health Care Technology—0.5%
Cerner Corp. (b)	32,644	2,033,395

Hotels, Restaurants & Leisure—1.8%
Bob Evans Farms, Inc.	14,811	425,668
Boyd Gaming Corp. (b)	26,999	229,492
Brinker International, Inc.	49,272	839,102
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	15,367	1,229,360
International Speedway Corp. (Class A)	13,396	343,072
Life Time Fitness, Inc. (a) (b)	17,097	342,111
Panera Bread Co. (a) (b)	15,012	748,498
Scientific Games Corp. (a) (b)	31,224	492,402
The Cheesecake Factory (a) (b)	28,989	501,510
Wendy’s/Arby’s Group, Inc.	201,663	806,652
WMS Industries, Inc.	23,584	743,132

		6,700,999

Household Durables—1.5%
American Greetings Corp. (Class A) (a)	19,018	222,130
Blyth, Inc.	2,918	95,681
M.D.C. Holdings, Inc.	17,834	536,982
Mohawk Industries, Inc. (a) (b)	27,081	966,250
NVR, Inc. (a) (b)	2,792	1,402,673
Ryland Group, Inc. (a)	20,767	348,055

Security Description	Shares	Value*

Household Durables—(Continued)
Toll Brothers, Inc. (a) (b)	63,723	$1,081,380
Tupperware Brands Corp.	30,212	786,116

		5,439,267

Household Products—1.0%
Church & Dwight Co., Inc.	33,881	1,840,077
Energizer Holdings, Inc. (a) (b)	33,429	1,746,331

		3,586,408

Industrial Conglomerates—0.2%
Carisle Cos., Inc.	29,553	710,454

Insurance—4.3%
American Financial Group, Inc.	36,297	783,289
Arthur J. Gallagher & Co.	48,345	1,031,682
Brown & Brown, Inc.	55,997	1,116,020
Everest Re Group, Ltd.	29,685	2,124,556
Fidelity National Financial, Inc.	113,297	1,532,909
First American Corp.	44,980	1,165,432
HCC Insurance Holdings, Inc.	54,134	1,299,757
Horace Mann Educators Corp.	18,898	188,413
Mercury General Corp.	17,177	574,227
Old Republic International Corp.	116,063	1,143,221
Protective Life Corp.	41,289	472,346
Reinsurance Group of America Inc	35,107	1,225,585
StanCorp Financial Group, Inc.	23,652	678,339
The Hanover Insurance Group, Inc.	24,670	940,174
Unitrin, Inc.	23,799	286,064
W.R. Berkley Corp.	66,381	1,425,200

		15,987,214

Internet & Catalog Retail—0.8%
Netflix, Inc. (a) (b)	19,765	817,085
priceline.com, Inc. (a) (b)	20,099	2,242,044

		3,059,129

Internet Software & Services—0.7%
Digital River, Inc. (b)	18,419	668,978
Equinix, Inc. (b)	18,223	1,325,541
ValueClick, Inc. (b)	41,960	441,419

		2,435,938

IT Services—3.2%
Acxiom Corp. (b)	33,015	291,522
Alliance Data Systems Corp. (b)	28,021	1,154,185
Broadridge Financial Solutions, Inc.	67,681	1,122,151
DST Systems, Inc. (a) (b)	19,669	726,770
Gartner, Inc. (Class A) (b)	28,675	437,581
Global Payments, Inc.	38,788	1,452,998
Hewitt Associates, Inc. (b)	40,262	1,199,002
Lender Processing Services, Inc.	40,571	1,126,657
Mantech International Corp. (a) (b)	10,132	436,081
Metavante Technologies, Inc. (b)	43,451	1,123,643
NeuStar, Inc. (a) (b)	34,873	772,786

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
SAIC, Inc. (b)	98,364	$1,824,652
SRA International, Inc. (b)	20,352	357,381

		12,025,409

Leisure Equipment & Products—0.0%
Callaway Golf Co. (a)	31,100	157,677

Life Sciences Tools & Services—1.8%
Affymetrix, Inc. (b)	34,108	202,260
Bio-Rad Laboratories, Inc. (b)	9,244	697,737
Charles River Laboratories International, Inc. (b)	31,891	1,076,321
Covance, Inc. (a) (b)	30,840	1,517,328
Pharmaceutical Product Development, Inc.	56,889	1,320,963
Techne Corp. (b)	17,969	1,146,602
Varian, Inc. (b)	13,908	548,393

		6,509,604

Machinery—4.5%
AGCO Corp. (b)	44,597	1,296,435
Bucyrus International, Inc. (a)	36,253	1,035,386
Crane Co.	22,838	509,516
Donaldson Co., Inc. (a)	37,236	1,289,855
Federal Signal Corp.	23,494	179,729
Graco, Inc. (a)	28,895	636,268
Harsco Corp.	38,740	1,096,342
IDEX Corp.	38,933	956,584
Joy Global, Inc.	49,315	1,761,532
Kennametal, Inc.	35,309	677,226
Lincoln Electric Holdings, Inc. (a)	20,512	739,252
Nordson Corp. (a)	16,207	626,562
Oshkosh Corp.	35,918	522,248
Pentair, Inc.	47,419	1,214,875
SPX Corp.	23,643	1,157,798
Terex Corp.	51,939	626,904
Timkin Co.	41,098	701,954
Trinity Industries, Inc. (a)	37,919	516,457
Valmont Industries, Inc.	8,478	611,094
Wabtec Corp. (a)	23,045	741,357

		16,897,374

Marine—0.1%
Alexander & Baldwin, Inc. (a)	19,792	463,924

Media—0.9%
DreamWorks Animation SKG, Inc. (b)	35,972	992,467
Harte-Hanks, Inc. (a)	18,401	170,209
John Wiley & Sons, Inc.	20,511	681,991
Lamar Advertising Co. (Class A) (a) (b)	36,714	560,623
Marvel Entertainment, Inc. (a) (b)	23,470	835,297
Scholastic Corp. (a)	12,292	243,259

		3,483,846

Metals & Mining—1.5%
Carpenter Technology Corp.	21,254	442,296
Cliffs Natural Resources, Inc.	63,193	1,546,333
Commercial Metals Co.	54,286	870,204

Security Description	Shares	Value*

Metals & Mining—(Continued)
Reliance Steel & Aluminum Co.	30,785	$1,181,836
Steel Dynamics, Inc.	90,260	1,329,530
Worthington Industries, Inc. (a)	28,948	370,245

		5,740,444

Multi-Utilities—2.1%
Alliant Energy Corp.	53,381	1,394,846
Black Hills Corp. (a)	18,719	430,350
MDU Resources Group, Inc.	88,758	1,683,739
NSTAR (a)	51,533	1,654,725
OGE Energy Corp.	46,336	1,312,235
PNM Resources, Inc.	41,792	447,592
Vectren Corp.	39,101	916,136

		7,839,623

Multiline Retail—0.7%
99 Cents Only Stores (a) (b)	22,611	307,058
Dollar Tree, Inc. (b)	43,373	1,826,003
Saks, Inc. (a) (b)	69,658	308,585

		2,441,646

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (b)	28,660	678,096

Oil, Gas & Consumable Fuels—3.3%
Arch Coal, Inc. (a)	69,670	1,070,828
Bill Barrett Corp. (a) (b)	17,980	493,731
Cimarex Energy Co. (a)	40,189	1,138,956
Comstock Resources, Inc. (b)	22,415	740,816
Encore Aquisition Co. (b)	25,462	785,503
Forest Oil Corp. (a) (b)	53,741	801,816
Frontier Oil Corp.	50,549	662,697
Mariner Energy, Inc. (b)	48,409	568,806
Newfield Exploration Co. (b)	63,985	2,090,390
Overseas Shipholding Group, Inc. (a)	11,535	392,651
Patriot Coal Corp. (a) (b)	35,646	227,421
Plains Exploration & Production Co. (b)	58,815	1,609,178
Quicksilver Resources, Inc. (a) (b)	54,637	507,578
Southern Union Co.	59,850	1,100,642

		12,191,013

Paper & Forest Products—0.0%
Louisiana-Pacific Corp. (b)	44,043	150,627

Personal Products—0.5%
Alberto-Culver Co.	41,191	1,047,487
NBTY, Inc. (b)	26,564	746,980

		1,794,467

Pharmaceuticals—1.2%
Endo Pharmaceuticals Holdings, Inc. (b)	56,525	1,012,928
Medicis Pharmaceutical Corp. (a)	27,414	447,396
Perrigo Co. (a)	37,462	1,040,694
Sepracor, Inc. (b)	52,736	913,388

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International (a) (b)	39,654	$1,019,901

		4,434,307

Professional Services—1.3%
FTI Consulting, Inc. (a) (b)	24,768	1,256,233
Kelly Services, Inc. (Class A)	13,264	145,241
Korn/Ferry International (b)	21,577	229,579
Manpower, Inc.	37,797	1,600,325
MPS Group, Inc. (b)	44,615	340,859
Navigant Consulting, Inc. (b)	23,255	300,455
The Corporate Executive Board Co. (a)	16,444	341,377
Watson Wyatt Worldwide, Inc.	20,570	771,992

		4,986,061

Real Estate Investment Trusts—5.5%
Alexandria Real Estate Equities, Inc. (a)	18,996	679,867
AMB Property Corp.	70,547	1,326,989
BRE Properties, Inc. (a)	24,724	587,442
Camden Property Trust	30,930	853,668
Corporate Office Properties Trust SBI	27,681	811,884
Cousins Properties, Inc. (a)	21,437	182,215
Duke Realty Corp. (a)	107,993	947,099
Equity One, Inc. (a)	17,904	237,407
Essex Property Trust, Inc. (a)	13,246	824,299
Federal Realty Investment Trust (a)	28,518	1,469,247
Highwoods Properties, Inc.	34,177	764,540
Hospitality Properties Trust	53,793	639,599
Liberty Property Trust	50,933	1,173,496
Mack-Cali Realty Corp.	37,744	860,563
Nationwide Health Properties, Inc.	49,500	1,274,130
Omega Healthcare Investors, Inc.	39,760	617,075
Potlatch Corp.	19,175	465,761
Rayonier, Inc.	38,112	1,385,371
Realty Income Corp. (a)	50,332	1,103,277
Regency Centers Corp. (a)	38,609	1,347,840
SL Green Realty Corp	37,063	850,225
The Macerich Co. (a)	38,162	672,033
UDR, Inc.	72,594	749,896
Weingarten Realty Investors	51,359	745,219

		20,569,142

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc. (a)	19,904	651,458

Road & Rail—1.1%
Con-Way, Inc.	22,342	788,896
J.B. Hunt Transport Services, Inc.	39,545	1,207,309
Kansas City Southern (a) (b)	44,184	711,804
Landstar System, Inc.	24,768	889,419
Werner Enterprises, Inc. (a)	20,720	375,446

		3,972,874

Semiconductors & Semiconductor Equipment—2.0%
Atmel Corp. (b)	217,507	811,301
Cree, Inc. (a) (b)	42,911	1,261,154

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Fairchild Semiconductor International, Inc. (b)	59,748	$417,639
Integrated Device Technology, Inc. (b)	79,754	481,714
International Rectifier Corp. (b)	34,626	512,811
Intersil Corp.	58,970	741,253
Lam Research Corp. (a) (b)	60,983	1,585,558
RF Micro Devices, Inc. (b)	128,254	482,235
Semtech Corp. (b)	29,443	468,438
Silicon Laboratories, Inc. (a) (b)	21,561	818,025

		7,580,128

Software—2.8%
ACI Worldwide, Inc. (b)	16,899	235,910
Advent Software, Inc. (a) (b)	7,545	247,401
Ansys, Inc. (b)	42,286	1,317,632
Cadence Design Systems, Inc. (b)	127,139	750,120
FactSet Research Systems, Inc. (a)	20,152	1,004,980
Fair Isaac Corp.	23,570	364,392
Jack Henry & Associates, Inc.	40,429	838,902
Macrovision Solutions Corp. (b)	39,524	862,018
Mentor Graphics Corp. (b)	45,434	248,524
Micros Systems, Inc. (b)	38,792	982,214
Parametric Technology Corp. (b)	55,907	653,553
Sybase, Inc. (b)	40,120	1,257,361
Synopsys, Inc. (b)	69,536	1,356,647
Wind River Systems, Inc. (b)	33,018	378,386

		10,498,040

Specialty Retail—4.7%
Aaron’s, Inc. (a)	25,889	772,010
Advance Auto Parts, Inc.	45,836	1,901,736
Aeropostale, Inc. (a) (b)	32,327	1,107,846
American Eagle Outfitters, Inc.	99,574	1,410,964
AnnTaylor Stores Corp. (b)	28,253	225,459
Barnes & Noble, Inc. (a)	17,804	367,296
Carmax, Inc. (a) (b)	106,335	1,563,124
Chico’s FAS, Inc. (a) (b)	85,531	832,217
Coldwater Creek, Inc. (a) (b)	22,917	138,877
Collective Brands, Inc. (a) (b)	30,921	450,519
Dick’s Sporting Goods, Inc. (a) (b)	41,225	709,070
Foot Locker, Inc.	74,759	782,727
Guess?, Inc.	28,402	732,204
J. Crew Group, Inc. (a) (b)	25,045	676,716
PetSmart, Inc.	60,808	1,304,940
Rent-A-Center, Inc. (b)	31,855	567,975
Ross Stores, Inc.	61,157	2,360,660
Urban Outfitters, Inc. (a) (b)	55,167	1,151,335
Williams-Sonoma, Inc.	41,812	496,308

		17,551,983

Textiles, Apparel & Luxury Goods—0.9%
Fossil, Inc. (b)	21,537	518,611
Hanesbrands, Inc. (a) (b)	45,691	685,822
Phillips-Van Heusen Corp.	24,843	712,745
The Warnaco Group, Inc. (b)	22,091	715,748
Timberland Co. (Class A) (b)	21,939	291,130

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Under Armour, Inc. (a) (b)	17,702	$396,171

		3,320,227

Thrifts & Mortgage Finance—1.1%
Astoria Financial Corp.	39,336	337,503
First Niagara Financial Group, Inc.	72,254	825,141
New York Community Bancorp, Inc.	166,556	1,780,484
NewAlliance Bancshares, Inc.	51,523	592,514
Washington Federal, Inc.	42,481	552,253

		4,087,895

Tobacco—0.1%
Universal Corp. (a)	12,062	399,373

Trading Companies & Distributors—0.4%
GATX Corp. (a)	22,773	585,722
MSC Industrial Direct Co. (a)	21,644	767,929
United Rentals, Inc. (b)	29,009	188,268

		1,541,919

Water Utilities—0.3%
Aqua America, Inc. (a)	65,448	1,171,519

Wireless Telecommunication Services—0.5%
Syniverse Holdings, Inc. (b)	25,100	402,353
Telephone & Data Systems, Inc.	48,522	1,373,173

		1,775,526

Total Common Stock (Identified Cost $443,589,766)		345,128,810

Mutual Funds — 4.8%
Security Description	Shares	Value*

Exchange Traded Funds—4.8%
MidCap SPDR Trust, Series 1 (a)	167,800	$17,671,018

Total Mutual Funds (Identified Cost $16,326,963)		17,671,018

Short Term Investments—15.0%
	Shares/Par Amount

Discount Notes—2.0%
Federal Home Loan Bank 0.010%, 07/10/09	$7,500,000	7,499,709

Mutual Funds—13.0%
State Street Navigator Securities Lending Prime Portfolio (c)	48,433,088	48,433,088

Total Short Term Investments (Identified Cost $55,932,797)		55,932,797

Total Investments—112.6% (Identified Cost $515,849,526) (d)		418,732,625
Liabilities in excess of other assets		(46,920,774)

Net Assets—100%		$371,811,851

(a)	All or a portion of the security was on loan. As of June 30,2009, the market value of securities loaned was $48,418,879 and the collateral received consisted of cash in the amount of $48,433,088 and non-cash collateral with a value of $1,290,100. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $515,849,526 and the composition of unrealized appreciation and depreciation of investment securities was $23,795,998 and $ (120,912,899), respectively.

Futures Contracts

Futures Contracts - Long(1)	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Net Unrealized Depreciation
S&P MidCap 400 Index Futures	Morgan Stanley	9/17/2009	31	$9,185,305	$8,938,850	$(246,455)

(1)	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$2,002,845	$—	$—	$2,002,845
Airlines	1,098,001	—	—	1,098,001
Auto Components	2,690,511	—	—	2,690,511
Automobiles	314,476	—	—	314,476
Beverages	1,802,007	—	—	1,802,007
Biotechnology	4,702,340	—	—	4,702,340
Building Products	729,700	—	—	729,700
Capital Markets	7,457,564	—	—	7,457,564
Chemicals	12,819,204	—	—	12,819,204
Commercial Banks	11,349,824	—	—	11,349,824
Commercial Services & Supplies	5,891,879	—	—	5,891,879
Communications Equipment	5,730,646	—	—	5,730,646
Computers & Peripherals	2,961,049	—	—	2,961,049
Construction & Engineering	6,678,314	—	—	6,678,314
Construction Materials	1,694,342	—	—	1,694,342
Consumer Finance	868,325	—	—	868,325
Containers & Packaging	4,462,438	—	—	4,462,438
Distributors	1,112,744	—	—	1,112,744
Diversified Consumer Services	7,081,494	—	—	7,081,494
Diversified Telecommunication Services	294,386	—	—	294,386
Electric Utilities	6,603,719	—	—	6,603,719
Electrical Equipment	5,904,280	—	—	5,904,280
Electronic Equipment, Instruments & Components	9,584,691	—	—	9,584,691
Energy Equipment & Services	9,166,138	—	—	9,166,138
Food & Staples Retailing	1,307,352	—	—	1,307,352
Food Products	4,967,899	—	—	4,967,899
Gas Utilities	7,553,085	—	—	7,553,085
Health Care Equipment & Supplies	13,786,366	—	—	13,786,366
Health Care Providers & Services	11,646,185	—	—	11,646,185
Health Care Technology	2,033,395	—	—	2,033,395
Hotels, Restaurants & Leisure	6,700,999	—	—	6,700,999
Household Durables	5,439,267	—	—	5,439,267
Household Products	3,586,408	—	—	3,586,408
Industrial Conglomerates	710,454	—	—	710,454
Insurance	15,987,214	—	—	15,987,214
Internet & Catalog Retail	3,059,129	—	—	3,059,129
Internet Software & Services	2,435,938	—	—	2,435,938
IT Services	12,025,409	—	—	12,025,409
Leisure Equipment & Products	157,677	—	—	157,677
Life Sciences Tools & Services	6,509,604	—	—	6,509,604
Machinery	16,897,374	—	—	16,897,374
Marine	463,924	—	—	463,924
Media	3,483,846	—	—	3,483,846
Metals & Mining	5,740,444	—	—	5,740,444
Multi-Utilities	7,839,623	—	—	7,839,623
Multiline Retail	2,441,646	—	—	2,441,646
Office Electronics	678,096	—	—	678,096
Oil, Gas & Consumable Fuels	12,191,013	—	—	12,191,013

The accompanying notes are an integral part of the financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Description	Level 1	Level 2	Level 3	Total
Paper & Forest Products	$150,627	$—	$—	$150,627
Personal Products	1,794,467	—	—	1,794,467
Pharmaceuticals	4,434,307	—	—	4,434,307
Professional Services	4,986,061	—	—	4,986,061
Real Estate Investment Trusts	20,569,142	—	—	20,569,142
Real Estate Management & Development	651,458	—	—	651,458
Road & Rail	3,972,874	—	—	3,972,874
Semiconductors & Semiconductor Equipment	7,580,128	—	—	7,580,128
Software	10,498,040	—	—	10,498,040
Specialty Retail	17,551,983	—	—	17,551,983
Textiles, Apparel & Luxury Goods	3,320,227	—	—	3,320,227
Thrifts & Mortgage Finance	4,087,895	—	—	4,087,895
Tobacco	399,373	—	—	399,373
Trading Companies & Distributors	1,541,919	—	—	1,541,919
Water Utilities	1,171,519	—	—	1,171,519
Wireless Telecommunication Services	1,775,526	—	—	1,775,526
Total Common Stock	345,128,810	—	—	345,128,810

Mutual Funds
Exchange Traded Funds	17,671,018	—	—	17,671,018

Short Term Investments
Discount Notes	—	7,499,709	—	7,499,709
Mutual Funds	48,433,088	—	—	48,433,088
Total Short Term Investments	48,433,088	7,499,709	—	55,932,797

Total Investments	$411,232,916	$7,499,709	$—	$418,732,625

Futures Contracts*
Futures Contracts Long (Depreciation)	$(246,455)	$—	$—	$(246,455)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2009

Assets
Investments at value (a) (b)		$418,732,625
Receivable for:
Securities sold		6,593,315
Fund shares sold		348,704
Accrued interest and dividends		450,647

Total Assets		426,125,291
Liabilities
Payable for:
Securities purchased	$4,572,341
Fund shares redeemed	598,687
Futures variation margin	27,620
Collateral for securities loaned	48,433,088
Due to custodian bank	466,314
Accrued expenses:
Management fees	75,062
Distribution & service fees	37,289
Deferred directors’ fees	2,421
Other expenses	100,618

Total Liabilities		54,313,440

Net Assets		$371,811,851

Net assets consists of:
Capital paid in		$482,384,810
Undistributed net investment income		2,740,923
Accumulated net realized losses		(15,950,526)
Unrealized depreciation on investments and futures contracts		(97,363,356)

Net Assets		$371,811,851

Net Assets
Class A		$175,695,739
Class B		157,094,964
Class E		38,315,638
Class G		705,510

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		20,002,974
Class B (30,000,000)		18,012,231
Class E (10,000,000)		4,379,647
Class G (6,250,000)		81,177

Net Asset Value and Redemption Price Per Share
Class A		$8.78
Class B		8.72
Class E		8.75
Class G		8.69

(a) Identified cost of investments		$515,849,526
(b) Includes cash collateral for securities loaned of		48,433,088

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$3,151,060
Interest		381,315	(a)

		3,532,375
Expenses
Management fees	$413,303
Distribution & service fees—Class B	168,745
Distribution & service fees—Class E	26,799
Distribution & service fees—Class G	121
Directors’ fees and expenses	15,769
Custodian	24,564
Audit and tax services	15,751
Legal	5,788
Printing	77,175
Insurance	2,897
Miscellaneous	4,122

Total expenses	755,034
Management fee waivers	(11,572)	743,462

Net Investment Income		2,788,913

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(4,193,124)
Futures contracts—net	1,434,536	(2,758,588)

Change in unrealized appreciation (depreciation) on:
Investments—net	29,250,190
Futures contracts—net	(851,120)	28,399,070

Net gain		25,640,482

Net Increase in Net Assets From Operations		$28,429,395

(a)	Includes income on securities loaned of $377,674.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$2,788,913	$6,376,345
Net realized gain (loss)	(2,758,588)	4,419,881
Change in unrealized appreciation (depreciation)	28,399,070	(197,346,071)

Increase (decrease) in net assets from operations	28,429,395	(186,549,845)

From Distributions to Shareholders
Net investment income
Class A	(3,305,570)	(3,331,452)
Class B	(2,420,508)	(1,939,614)
Class E	(667,856)	(718,470)

	(6,393,934)	(5,989,536)

Net realized gain
Class A	(7,272,254)	(21,955,683)
Class B	(6,296,592)	(16,021,212)
Class E	(1,627,370)	(5,395,059)

	(15,196,216)	(43,371,954)

Total distributions	(21,590,150)	(49,361,490)

Increase in net assets from capital share transactions	27,269,130	33,833,678

Total increase (decrease) in net assets	34,108,375	(202,077,657)

Net Assets
Beginning of the period	337,703,476	539,781,133

End of the period	$371,811,851	$337,703,476

Undistributed Net Investment Income
End of the period	$2,740,923	$6,345,944

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,258,668	$10,325,282	3,116,329	$34,566,629
Reinvestments	1,299,487	10,577,824	1,909,904	25,287,135
Redemptions	(1,771,603)	(14,358,896)	(4,299,649)	(51,736,068)

Net increase	786,552	$6,544,210	726,584	$8,117,696

Class B
Sales	2,277,149	$18,641,068	3,550,445	$38,773,209
Reinvestments	1,077,515	8,717,100	1,365,842	17,960,826
Redemptions	(886,923)	(7,121,501)	(2,254,985)	(27,817,619)

Net increase	2,467,741	$20,236,667	2,661,302	$28,916,416

Class E
Sales	186,511	$1,540,809	471,315	$5,014,481
Reinvestments	283,012	2,295,226	463,497	6,113,529
Redemptions	(501,674)	(4,048,656)	(1,196,453)	(14,328,444)

Net decrease	(32,151)	$(212,621)	(261,641)	$(3,200,434)

Class G(a)
Sales	82,747	$714,430	0	$0
Redemptions	(1,570)	(13,556)	0	0

Net increase	81,177	$700,874	0	$0

Increase derived from capital share transactions		$27,269,130		$33,833,678

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.66		$15.03	$14.64	$14.43	$13.71	$11.90

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.18 (a)	0.20 (a)	0.18	0.15	0.11
Net realized and unrealized gain (loss) of investments	0.61		(5.12)	0.95	1.27	1.40	1.79

Total from investment operations	0.68		(4.94)	1.15	1.45	1.55	1.90

Less Distributions
Distributions from net investment income	(0.17)		(0.19)	(0.12)	(0.19)	(0.10)	(0.06)
Distributions from net realized capital gains	(0.39)		(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(0.56)		(1.43)	(0.76)	(1.24)	(0.83)	(0.09)

Net Asset Value, End of Period	$8.78		$8.66	$15.03	$14.64	$14.43	$13.71

Total Return (%)	8.36	(b)	(36.17)	7.78	10.10	12.27	16.05
Ratio of operating expenses to average net assets (%)	0.33	(c)	0.32	0.31	0.33	0.34	0.35
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.34	(c)	0.33	0.32	0.34	0.34	N/A
Ratio of net investment income to average net assets (%)	1.81	(c)	1.52	1.33	1.28	1.18	0.85
Portfolio turnover rate (%)	20	(c)	33	37	34	33	42
Net assets, end of period (in millions)	$175.70		$166.32	$277.84	$261.59	$232.46	$197.64

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.58		$14.91	$14.53	$14.32	$13.61	$11.83

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.15 (a)	0.16 (a)	0.14	0.11	0.06
Net realized and unrealized gain (loss) of investments	0.62		(5.09)	0.94	1.26	1.40	1.79

Total from investment operations	0.68		(4.94)	1.10	1.40	1.51	1.85

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.08)	(0.14)	(0.07)	(0.04)
Distributions from net realized capital gains	(0.39)		(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(0.54)		(1.39)	(0.72)	(1.19)	(0.80)	(0.07)

Net Asset Value, End of Period	$8.72		$8.58	$14.91	$14.53	$14.32	$13.61

Total Return (%)	8.33	(b)	(36.38)	7.52	9.83	12.02	15.72
Ratio of operating expenses to average net assets (%)	0.58	(c)	0.57	0.56	0.58	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.59	(c)	0.58	0.57	0.59	0.59	N/A
Ratio of net investment income to average net assets (%)	1.55	(c)	1.29	1.07	1.03	0.94	0.61
Portfolio turnover rate (%)	20	(c)	33	37	34	33	42
Net assets, end of period (in millions)	$157.09		$133.39	$192.04	$157.77	$111.36	$64.21

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.61		$14.96	$14.57	$14.37	$13.65	$11.86

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.17 (a)	0.18 (a)	0.17	0.14	0.08
Net realized and unrealized gain (loss) of investments	0.62		(5.12)	0.95	1.24	1.39	1.79

Total from investment operations	0.69		(4.95)	1.13	1.41	1.53	1.87

Less Distributions
Distributions from net investment income	(0.16)		(0.16)	(0.10)	(0.16)	(0.08)	(0.05)
Distributions from net realized capital gains	(0.39)		(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(0.55)		(1.40)	(0.74)	(1.21)	(0.81)	(0.08)

Net Asset Value, End of Period	$8.75		$8.61	$14.96	$14.57	$14.37	$13.65

Total Return (%)	8.43	(b)	(36.32)	7.66	9.85	12.15	15.88
Ratio of operating expenses to average net assets (%)	0.48	(c)	0.47	0.46	0.48	0.49	0.50
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.49	(c)	0.48	0.47	0.49	0.49	N/A
Ratio of net investment income to average net assets (%)	1.66	(c)	1.36	1.18	1.12	1.03	0.71
Portfolio turnover rate (%)	20	(c)	33	37	34	33	42
Net assets, end of period (in millions)	$38.32		$37.99	$69.90	$70.16	$66.71	$62.53

	Class G
	Period ended June 30, 2009(e)
Net Asset Value, Beginning of Period	$8.19

Income (Loss) From Investment Operations
Net investment income	0.02	(a)
Net realized and unrealized gain on investments	0.48

Total from investment operations	0.50

Net Asset Value, End of Period	$8.69

Total Return (%)	6.10	(b)
Ratio of operating expenses to average net assets (%)	0.63	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.64	(c)
Ratio of net investment income to average net assets (%)	1.68	(c)
Portfolio turnover rate (%)	20	(c)
Net assets, end of period (in millions)	$0.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the unrealized loss on open equity index futures contracts was $246,455. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $1,434,536 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(b) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$9,455,092	$5,524,511	$39,906,398	$19,995,440	$—	$—	$49,361,490	$25,519,951

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$6,345,944	$15,083,089	$(137,026,538)	$—	$(115,597,505)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(1,814,699)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$41,803,460	$0	$32,867,464

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $413,303.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2009 were $38,024.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 7.48% and 7.29%, respectively, compared to the 7.07% return of its new primary index, the Dow Jones Moderate Index1. This index was changed because the portfolio manager feels it better reflects the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3, returned 5.00% and 3.35% respectively.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Barclays Capital U.S. Aggregate Bond Index4 produced a modest but positive total return of 1.9% for the first six months of 2009. The increase in Treasury yields that lowered the price of Treasury bonds was offset by a narrowing of yield spreads, which boosted credit based securities as investors became more positive on the prospects for the economy. The Barclays Capital U.S. Treasury Index5 was down 4.3% for the six months ending June, while the Barclays Capital U.S. Corporate Investment Grade Index6 was up 8.3%. Although the Barclays Capital U.S. Corporate High Yield Index7 was up over 30% for the six month period, it was still down 2.4% over the previous twelve months. The yield on 3-month Treasury Bills stayed close to 0.2% as the Federal Reserve kept their target rate in the 0.00% to 0.25% range.

The Standard & Poor’s 500 Index8, buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of the June. Although small cap stocks had better performance in the second quarter, they were up slightly less than large cap stocks for the full six month period as measured by the 2.6% rise of the Russell 2000 Index 9. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financials sector. Technology and Basic Materials were the best performing sectors over the six-month period. The Financial Services sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%). The MSCI EAFE Index10 was up nearly 8% for the six months ending in June, slightly more than the local return due to a weaker dollar that made foreign securities more valuable to the U.S. dollar based investor. Emerging market and international small cap equities were both up more than the large cap stocks from developed countries. By region, the Pacific Rim ex-Japan was the best performer.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Metropolitan Series Fund and the Met Investors Series Trust with a broad allocation goal of 60% in equities and 40% in fixed income. While the broad asset class allocation goals of this Portfolio remained the same, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the first six months of 2009. Most notable was the addition of a specific goal for foreign bonds.

The Portfolio continues to be diversified across a wide variety of asset classes and underlying portfolios to add value over the long term. During 2008, investors shunned risk and rewarded only what they perceived to be the safest investments. This was especially true in the fixed income area where Treasuries outperformed high yield securities and investment grade corporate bonds by a wide margin. In contrast, exposure to credit based bonds helped actively managed fixed income portfolios during the first six months of 2009.

The Portfolio’s 60% exposure to equities added to absolute performance, especially during the second quarter. Generally, the underlying equity portfolios with a growth style performed better than those with a value style. This included the Jennison Growth Portfolio and the T. Rowe Price Large Cap Growth Portfolio. Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection, especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). T. Rowe was helped by its growth style and an overweight to Technology and strong selection, especially in Energy, where they did not hold Exxon Mobil and were helped by holding Petrobras and Schlumberger, both strong performers. The Harris Oakmark International Portfolio also performed well, aided by good security selection in the Financials sector of Western Europe. Holding large overweights in strong performing Credit Suisse and BNP Paribas offset holding weak performing Allianz and UBS.

Detracting the most from the Portfolio’s relative performance were the BlackRock Large Cap Value Portfolio and the FI Mid Cap Opportunities Portfolio. BlackRock’s blend of quantitative and qualitative analysis resulted in a focus on companies with a high-quality bias. During the market rally that began in early March, investors bid up the price of weaker companies that lost the most in the preceding year. FI Mid Cap Opportunities was hurt primarily by weak security selection. Within the Consumer Discretionary sector, the portfolio

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

manager hoped that rising unemployment would benefit education companies ITT Educational Services, DeVry and Corinthian Colleges.

Within the fixed income segment, the underlying portfolios with large exposures to high yield bonds, such as the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the BlackRock High Yield Portfolio, were all up sharply relative to the broad bond indices for the period. Overall high yield exposure was about 4% of the Portfolio, which was in line with its target. The PIMCO Total Return Portfolio—the single largest holding in the Portfolio—was the largest contributor to relative return: it was helped by prescient yield curve positioning that anticipated the steepening of the yield curve and by having larger exposure to credit securities than the broad index. A position in Treasury Inflation Protected Securities also helped the PIMCO Total Return Portfolio. The Western Asset Management U.S. Government Portfolio had a negative impact on relative performance due to its exposure to Treasury securities, which were negative for the period due to the rise in yields, as well as exposure to non-agency mortgage securities, which continue to be hurt by the sub-prime mortgage crisis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of an all equity portfolio. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones. The index has held an average of 58% in equities over the past three years ending in June 2009.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the U.S. Emerging Markets Index, and the non-EIRSA portion of the Commercial Mortgage Backed Securities Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills and Treasury Inflation Protected Securities (TIPS) are excluded.

6 The Barclays Capital U.S. Corporate Investment-Grade Index covers U.S. dollar-dominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers.

7 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

9 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

10 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Moderate Allocation Portfolio
Class A	7.48	-16.86	—	—	-0.48
Class B	7.29	-17.16	—	—	-0.74
Dow Jones Moderate Index	7.07	-14.75	—	—	1.69
Wilshire 5000 Stock Index	5.00	-26.11	—	—	-2.54
Barclays Capital U.S. Universal Bond Index	3.35	4.93	—	—	4.63

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	20.6
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6.2
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	6.0
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	5.8
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	5.8
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.0
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5.0
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	4.9
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	4.1
Met Investors Series Trust—Met/Templeton International Bond Fund Portfolio, (Class A)	3.7

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.83%	$1,000.00	$1,074.80	$4.27
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

MetLife Moderate Allocation—Class B(a)(b)	Actual	1.08%	$1,000.00	$1,072.90	$5.55
	Hypothetical	1.08%	$1,000.00	$1,019.37	$5.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	6,731,578	$52,304,361
BlackRock Bond Income Portfolio, (Class A) (a)	704,442	69,866,527
BlackRock High Yield Portfolio, (Class A) (b)	3,742,631	24,925,924
BlackRock Large Cap Value Portfolio, (Class A) (a)	18,051,465	141,342,971
Clarion Global Real Estate Portfolio, (Class A) (b)	3,521,659	25,778,545
Davis Venture Value Portfolio, (Class A) (a)	6,601,615	150,186,746
Dreman Small Cap Value Portfolio, (Class A) (b)	5,146,134	50,843,802
Harris Oakmark International Portfolio, (Class A) (b)	8,410,221	77,794,547
Jennison Growth Portfolio, (Class A) (a)	13,886,644	122,202,466
Lazard Mid-Cap Portfolio, (Class A) (b)	3,483,572	25,882,939
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,718,743	49,263,681
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	5,325,680	49,901,620
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	592,584	69,841,948
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,484,374	53,498,577
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	21,188,152	141,324,976
Met/Templeton International Bond Fund Portfolio, (Class A) (b)	9,094,139	91,487,042

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	3,562,598	$25,828,834
MFS Research International Portfolio, (Class A) (b)	6,993,677	53,291,820
MFS Value Portfolio, (Class A) (a)	15,494,881	146,581,575
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,247,441	23,508,229
PIMCO Total Return Portfolio, (Class A) (b)	45,257,597	502,811,906
Pioneer Fund Portfolio, (Class A) (b)	11,867,201	119,384,041
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	11,798,979	122,355,413
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	7,731,029	47,855,069
Van Eck Global Natural Resources Portfolio, (Class A) (a)	4,230,803	50,896,560
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	9,700,531	101,176,534
Western Asset Management U.S. Government Portfolio, (Class A) (a)	3,979,746	45,448,700

Total Mutual Funds (Identified Cost $2,770,740,731)		2,435,585,353

Total Investments—100.0% (Identified Cost $2,770,740,731) (c)		2,435,585,353
Liabilities in excess of other assets		(496,299)

Net Assets—100%		$2,435,089,054

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $2,770,740,731 and the composition of unrealized appreciation and depreciation of investment securities was $35,420,627 and $(370,576,005), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,435,585,353	$—	$—	$2,435,585,353
Total Investments	$2,435,585,353	$—	$—	$2,435,585,353

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$2,435,585,353
Cash		87
Receivable for:
Fund shares sold		3,481,637

Total Assets		2,439,067,077
Liabilities
Payable for:
Securities purchased	$2,420,067
Fund shares redeemed	931,577
Accrued expenses:
Management fees	129,994
Distribution & service fees	464,865
Deferred directors’ fees	2,421
Other expenses	29,099

Total Liabilities		3,978,023

Net Assets		$2,435,089,054

Net assets consists of:
Capital paid in		$3,118,439,793
Undistributed net investment income		82,066,857
Accumulated net realized losses		(430,262,218)
Unrealized depreciation on investments		(335,155,378)

Net Assets		$2,435,089,054

Net Assets
Class A		$151,138,725
Class B		2,283,950,329

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		17,682,849
Class B (400,000,000)		267,646,020

Net Asset Value and Redemption Price Per Share
Class A		$8.55
Class B		8.53

(a) Identified cost of investments		$2,770,740,731

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$85,835,419

Expenses
Management fees	$711,757
Distribution & service fees—Class B	2,461,248
Directors’ fees and expenses	2,610
Custodian	12,433
Audit and tax services	10,218
Legal	35,806
Miscellaneous	6,086

Total expenses		3,240,158

Net Investment Income		82,595,261

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(425,715,905)
Capital gains distributions from Underlying Portfolios	30,881,282	(394,834,623)

Change in unrealized appreciation on:
Investments—net		477,935,477

Net gain		83,100,854

Net Increase in Net Assets From Operations		$165,696,115

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$82,595,261	$48,417,939
Net realized gain (loss)	(394,834,623)	23,915,990
Change in unrealized appreciation (depreciation)	477,935,477	(840,802,629)

Increase (decrease) in net assets from operations	165,696,115	(768,468,700)

From Distributions to Shareholders
Net investment income
Class A	(4,814,360)	(1,707,777)
Class B	(65,457,876)	(16,837,058)

	(70,272,236)	(18,544,835)

Net realized gain
Class A	(2,318,025)	(2,079,033)
Class B	(34,540,503)	(27,731,626)

	(36,858,528)	(29,810,659)

Total distributions	(107,130,764)	(48,355,494)

Increase in net assets from capital share transactions	324,018,793	569,780,663

Total increase (decrease) in net assets	382,584,144	(247,043,531)

Net Assets
Beginning of the period	2,052,504,910	2,299,548,441

End of the period	$2,435,089,054	$2,052,504,910

Undistributed Net Investment Income
End of the period	$82,066,857	$69,743,832

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,318,459	$18,823,286	5,929,445	$60,103,528
Reinvestments	907,428	7,132,385	332,468	3,786,810
Redemptions	(1,680,386)	(13,391,470)	(4,450,258)	(45,069,747)

Net increase	1,545,501	$12,564,201	1,811,655	$18,820,591

Class B
Sales	34,862,341	$283,265,099	67,701,797	$711,917,005
Reinvestments	12,738,647	99,998,379	3,919,849	44,568,684
Redemptions	(9,045,193)	(71,808,886)	(20,422,997)	(205,525,617)

Net increase	38,555,795	$311,454,592	51,198,649	$550,960,072

Increase derived from capital share transactions		$324,018,793		$569,780,663

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$8.40		$12.00	$11.52		$10.82	$10.00

Income (Loss) From Investment Operations
Net investment income	0.32	(b)	0.25 (b)	0.17	(b)	0.24	0.04
Net realized and unrealized gain (loss) of investments	0.27		(3.59)	0.36		1.04	0.83

Total from investment operations	0.59		(3.34)	0.53		1.28	0.87

Less Distributions
Distributions from net investment income	(0.30)		(0.12)	(0.03)		(0.24)	(0.05)
Distributions from net realized capital gains	(0.14)		(0.14)	(0.02)		(0.34)	0.00

Total distributions	(0.44)		(0.26)	(0.05)		(0.58)	(0.05)

Net Asset Value, End of Period	$8.55		$8.40	$12.00		$11.52	$10.82

Total Return (%)	7.48	(c)	(28.43)	4.55		12.18	8.66	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	(e)	0.07	0.09		0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	N/A		0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (g)	8.00	(e)	2.38	1.44		1.67	1.57	(e)
Portfolio turnover rate (%)	69	(e)	24	14		19	1	(e)
Net assets, end of period (in millions)	$151.14		$135.50	$171.93		$90.13	$21.25

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$8.37		$11.96	$11.48		$10.81	$10.00

Income (Loss) From Investment Operations
Net investment income	0.32	(b)	0.21 (b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) of investments	0.25		(3.57)	0.38		1.02	0.81

Total from investment operations	0.57		(3.36)	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.27)		(0.09)	(0.00	)(h)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.14)		(0.14)	(0.02)		(0.34)	0.00

Total distributions	(0.41)		(0.23)	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$8.53		$8.37	$11.96		$11.48	$10.81

Total Return (%)	7.29	(c)	(28.63)	4.35		11.84	8.50	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	(e)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	N/A		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (g)	7.84	(e)	2.08	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	69	(e)	24	14		19	1	(e)
Net assets, end of period (in millions)	$2,283.95		$1,917.00	$2,127.61		$650.79	$101.02

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Asset Allocation Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$23,229,367	$1,253,602	$25,126,127	$723,205	$—	$—	$48,355,494	$1,976,807

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$69,743,832	$36,559,018	$(848,218,940)	$—	$(741,916,090)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $1,064,174,143 and $733,840,779, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$711,757	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Asset Allocation Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Artio International Stock	10,821,987	1,530,300	5,620,709	6,731,578
BlackRock Bond Income	0	704,442	0	704,442
BlackRock High Yield	3,300,112	596,215	153,696	3,742,631
BlackRock Large Cap Value	14,545,906	3,560,065	54,506	18,051,465
Clarion Global Real Estate	2,751,332	800,555	30,228	3,521,659
Davis Venture Value	6,454,444	1,361,691	1,214,520	6,601,615
Dreman Small Cap Value	6,531,052	780,026	2,164,944	5,146,134
Harris Oakmark International	7,430,284	2,026,608	1,046,671	8,410,221
Jennison Growth	10,320,648	3,608,580	42,584	13,886,644
Lazard Mid Cap	8,796,587	1,015,078	6,328,093	3,483,572
Lord Abbett Bond Debenture	4,165,267	832,753	279,277	4,718,743
Met/AIM Small Cap Growth	4,885,359	701,938	261,617	5,325,680
Met/Artisan Mid Cap Value	0	592,584	0	592,584
Met/Dimensional International Small Co.	3,957,683	744,185	217,494	4,484,374
Met/Franklin Mutual Shares	0	21,188,152	0	21,188,152
Met/Templeton International Bond Fund	0	9,094,139	0	9,094,139
MFS Emerging Markets Equity	0	3,562,598	0	3,562,598

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
MFS Research International	9,145,240	1,242,407	3,393,970	6,993,677
MFS Value	4,519,203	10,992,451	16,773	15,494,881
PIMCO Inflation Protected	2,053,173	312,313	118,045	2,247,441
PIMCO Total Return	37,601,754	9,850,761	2,194,918	45,257,597
Pioneer Fund	0	11,867,201	0	11,867,201
T. Rowe Price Large Cap Growth	8,883,274	2,946,785	31,080	11,798,979
T. Rowe Price Mid Cap Growth	0	7,731,029	0	7,731,029
Van Eck Global Natural Resources	1,981,360	2,256,434	6,991	4,230,803
Western Asset Management Strategic Bond Opportunities	19,671,763	3,999,626	13,970,858	9,700,531
Western Asset Management U.S. Government	3,326,178	669,300	15,732	3,979,746

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income During Period	Ending Value as of 06/30/2009
Artio International Stock	$(48,752,141)	$0	$675,230	$52,304,361
BlackRock Bond Income	0	0	0	69,866,527
BlackRock High Yield	(336,044)	0	1,379,565	24,925,924
BlackRock Large Cap Value	(371,542)	0	2,070,293	141,342,971
Clarion Global Real Estate	(276,959)	0	880,066	25,778,545
Davis Venture Value	(13,378,565)	0	2,699,672	150,186,746
Dreman Small Cap Value	(8,811,316)	0	654,045	50,843,802
Harris Oakmark International	(9,846,198)	0	6,808,684	77,794,547
Jennison Growth	(210,745)	0	184,035	122,202,466
Lazard Mid Cap	(36,307,271)	0	993,698	25,882,939
Lord Abbett Bond Debenture	(668,354)	0	3,602,909	49,263,681
Met/AIM Small Cap Growth	(1,514,189)	0	0	49,901,620
Met/Artisan Mid Cap Value	0	0	0	69,841,948
Met/Dimensional International Small Co.	46,246	0	0	53,498,577
Met/Franklin Mutual Shares	0	0	0	141,324,976
Met/Templeton International Bond Fund	0	0	0	91,487,042
MFS Emerging Markets Equity	0	0	0	25,828,834
MFS Research International	(19,840,710)	0	2,560,018	53,291,820
MFS Value	(91,447)	0	0	146,581,575
PIMCO Inflation Protected	(17,755)	0	862,607	23,508,229
PIMCO Total Return	(631,573)	20,200,868	35,630,229	502,811,906
Pioneer Fund	0	0	0	119,384,041
T. Rowe Price Large Cap Growth	(202,845)	0	626,659	122,355,413
T. Rowe Price Mid Cap Growth	0	0	0	47,855,069
Van Eck Global Natural Resources	(3,928)	0	27,554	50,896,560
Western Asset Management Strategic Bond Opportunities	(40,275,204)	6,948,442	15,743,184	101,176,534
Western Asset Management U.S. Government	(9,048)	0	1,932,307	45,448,700

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-14

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 6.97% and 6.89%, respectively, compared to the 9.11% return of its new primary index, the Dow Jones Moderately Aggressive Index1. This index was changed because the portfolio manager feels it better reflects the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3, returned 5.00% and 3.35% respectively.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Barclays Capital U.S. Aggregate Bond Index4 produced a modest but positive total return of 1.9% for the first six months of 2009. The increase in Treasury yields that lowered the price of Treasury bonds was offset by a narrowing of yield spreads, which boosted credit based securities as investors became more positive on the prospects for the economy. The Barclays Capital U.S. Treasury Index5 was down 4.3% for the six months ending June, while the Barclays Capital U.S. Corporate Investment Grade Index6 was up 8.3%. Although the Barclays Capital U.S. Corporate High Yield Index7 was up over 30% for the six month period, it was still down 2.4% over the previous twelve months. The yield on 3-month Treasury Bills stayed close to 0.2% as the Federal Reserve kept their target rate in the 0.00% to 0.25% range.

The Standard & Poor’s 500 Index8 buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of the June. Although small cap stocks had better performance in the second quarter, they were up slightly less than large cap stocks for the full six month period as measured by the 2.6% rise of the Russell 2000 Index9. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financials sector. Technology and Basic Materials were the best performing sectors over the six-month period. The Financial Services sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%). The MSCI EAFE Index10 was up nearly 8% for the six months ending in June, slightly more than the local return due to a weaker dollar that made foreign securities more valuable to the U.S. dollar based investor. Emerging market and international small cap equities were both up more than the large cap stocks from developed countries. By region, the Pacific Rim ex-Japan was the best performer.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Metropolitan Series Fund and the Met Investors Series Trust with a broad allocation goal of 80% in equities and 20% in fixed income. While the broad asset class allocation goals of this Portfolio remained the same, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the first six months of 2009. Most notable were the addition of a specific goal for foreign bonds and a slight increase in the goals for other non-core asset classes such as international and small cap stocks.

The Portfolio continues to be diversified across a wide variety of asset classes and underlying portfolios to add value over the long term. During 2008, investors shunned risk and rewarded only what they perceived to be the safest investments. This was especially true in the fixed income area where Treasuries outperformed high yield securities and investment grade corporate bonds by a wide margin. In contrast, exposure to credit based bonds helped actively managed fixed income portfolios during the first six months of 2009. This factor was not significant because the target for fixed income was only 20%.

Generally, the underlying equity portfolios with a growth style performed better than those with a value style. This included the Jennison Growth Portfolio and the T. Rowe Price Large Cap Growth Portfolio. Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection, especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). T. Rowe was helped by its growth style and an overweight to Technology and strong selection, especially in Energy, where they did not hold Exxon Mobil and were helped by holding Petrobras and Schlumberger, both strong performers. The Harris Oakmark International Portfolio also performed well, aided by good security selection in the Financials sector of Western Europe. Holding large overweights in strong performing Credit Suisse and BNP Paribas offset holding weak performing Allianz and UBS.

Detracting the most from the Portfolio’s relative performance were the BlackRock Large Cap Value Portfolio and the FI Mid Cap Opportunities Portfolio. BlackRock’s blend of quantitative and qualitative analysis resulted in a focus on companies with a high-quality bias. During the market rally that began in early March, investors bid up the price of weaker companies that lost the most in the preceding

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

year. FI Mid Cap Opportunities was hurt primarily by weak security selection. Within the Consumer Discretionary sector, the portfolio manager hoped that rising unemployment would benefit education companies ITT Educational Services, DeVry and Corinthian Colleges.

Within the fixed income segment, the underlying portfolios with large exposures to high yield bonds, such as the Lord Abbett Bond Debenture Portfolio and the BlackRock High Yield Portfolio were up sharply relative to the broad bond indices for the period. Overall high yield exposure was about 2% of the Portfolio, which was in line with its target. The PIMCO Total Return Portfolio—the single largest holding in the Portfolio—was the largest contributor to relative return: it was helped by prescient yield curve positioning that anticipated the steepening of the yield curve and by having larger exposure to credit securities than the broad index. A position in Treasury Inflation Protected Securities also helped.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of an all equity portfolio. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones. The index has held an average of 80% in equities over the past three years ending in June 2009.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the U.S. Emerging Markets Index, and the non-EIRSA portion of the Commercial Mortgage Backed Securities Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills and Treasury Inflation Protected Securities (TIPS) are excluded.

6 The Barclays Capital U.S. Corporate Investment-Grade Index covers U.S. dollar-dominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers.

7 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

9 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

10 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Moderate to Aggressive Allocation Portfolio
Class A	6.97	-22.89	—	—	-1.97
Class B	6.89	-23.03	—	—	-2.20
Dow Jones Moderately Aggressive Index	9.11	-20.84	—	—	0.89
Wilshire 5000 Stock Index	5.00	-26.11	—	—	-2.54
Barclays Capital U.S. Universal Bond Index	3.35	4.93	—	—	4.63

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	11.7
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	8.6
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7.2
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.0
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	7.0
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	6.0
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	5.8
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	4.9
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.2
Met Investors Series Trust—Artio International Stock Portfolio, (Class A)	4.1

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.89%	$1,000.00	$1,069.70	$4.57
	Hypothetical	0.89%	$1,000.00	$1,020.32	$4.46

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.14%	$1,000.00	$1,068.90	$5.85
	Hypothetical	1.14%	$1,000.00	$1,019.07	$5.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	11,786,271	$91,579,329
BlackRock High Yield Portfolio, (Class A) (b)	3,272,903	21,797,534
BlackRock Large Cap Value Portfolio, (Class A) (a)	24,272,859	190,056,490
Clarion Global Real Estate Portfolio, (Class A) (b)	6,347,166	46,461,256
Davis Venture Value Portfolio, (Class A) (a)	6,996,063	159,160,441
Dreman Small Cap Value Portfolio, (Class A) (b)	6,805,963	67,242,918
FI Mid Cap Opportunities Portfolio, (Class A) (a)	2,232,523	22,727,089
Harris Oakmark International Portfolio, (Class A) (b)	10,110,147	93,518,858
Janus Forty Portfolio, (Class A) (b)	805,045	43,633,436
Jennison Growth Portfolio, (Class A) (a)	17,459,474	153,643,372
Lazard Mid-Cap Portfolio, (Class A) (b)	6,029,283	44,797,574
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,204,166	43,891,497
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	7,194,650	67,413,872
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	533,171	62,839,477
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,044,232	48,247,688

Security Description	Shares	Value*

Affiliated Investment Companies – (Continued)
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	19,065,731	$127,168,424
Met/Templeton International Bond Fund Portfolio, (Class A) (b)	6,132,769	61,695,654
MFS Emerging Markets Equity Portfolio, (Class A) (b)	6,423,515	46,570,480
MFS Research International Portfolio, (Class A) (b)	9,518,322	72,529,617
MFS Value Portfolio, (Class A) (a)	14,048,204	132,896,009
PIMCO Total Return Portfolio, (Class A) (b)	23,272,309	258,555,348
Pioneer Fund Portfolio, (Class A) (b)	10,682,329	107,464,235
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	14,899,795	154,510,870
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	6,959,399	43,078,682
Van Eck Global Natural Resources Portfolio, (Class A) (a)	3,862,612	46,467,227

Total Mutual Funds (Identified Cost $2,675,325,678)		2,207,947,377

Total Investments—100.0% (Identified Cost $2,675,325,678) (c)		2,207,947,377
Liabilities in excess of other assets		(452,908)

Net Assets—100%		$2,207,494,469

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $2,675,325,678 and the composition of unrealized appreciation and depreciation of investment securities was $39,407,154 and $(506,785,455), respectively.

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,207,947,377	$—	$—	$2,207,947,377
Total Investments	$2,207,947,377	$—	$—	$2,207,947,377

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$2,207,947,377
Cash		87
Receivable for:
Securities sold		122,773
Fund shares sold		1,299,582

Total Assets		2,209,369,819
Liabilities
Payable for:
Fund shares redeemed	$1,300,626
Accrued expenses:
Management fees	121,728
Distribution & service fees	422,674
Deferred directors’ fees	2,421
Other expenses	27,901

Total Liabilities		1,875,350

Net Assets		$2,207,494,469

Net assets consists of:
Capital paid in		$3,095,765,641
Undistributed net investment income		54,985,791
Accumulated net realized losses		(475,878,662)
Unrealized depreciation on investments		(467,378,301)

Net Assets		$2,207,494,469

Net Assets
Class A		$156,162,724
Class B		2,051,331,745

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		19,392,770
Class B (360,000,000)		255,099,116

Net Asset Value and Redemption Price Per Share
Class A		$8.05
Class B		8.04

(a) Identified cost of investments		$2,675,325,678

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$58,491,479

Expenses
Management fees	$667,571
Distribution & service fees—Class B	2,240,433
Directors’ fees and expenses	2,610
Custodian	12,433
Audit and tax services	10,218
Legal	32,624
Miscellaneous	5,987

Total expenses		2,971,876

Net Investment Income		55,519,603

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(450,691,566)
Capital gains distributions from Underlying Portfolios	16,535,468	(434,156,098)

Change in unrealized appreciation on:
Investments—net		524,794,439

Net gain		90,638,341

Net Increase in Net Assets From Operations		$146,157,944

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$55,519,603	$34,649,547
Net realized gain (loss)	(434,156,098)	10,693,685
Change in unrealized appreciation (depreciation)	524,794,439	(1,003,599,617)

Increase (decrease) in net assets from operations	146,157,944	(958,256,385)

From Distributions to Shareholders
Net investment income
Class A	(4,333,800)	(1,296,462)
Class B	(51,926,380)	(12,759,068)

	(56,260,180)	(14,055,530)

Net realized gain
Class A	(2,122,677)	(2,401,866)
Class B	(28,452,811)	(35,087,438)

	(30,575,488)	(37,489,304)

Total distributions	(86,835,668)	(51,544,834)

Increase in net assets from capital share transactions	243,747,750	542,314,998

Total increase (decrease) in net assets	303,070,026	(467,486,221)

Net Assets
Beginning of the period	1,904,424,443	2,371,910,664

End of the period	$2,207,494,469	$1,904,424,443

Undistributed Net Investment Income
End of the period	$54,985,791	$55,726,368

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	3,335,461	$25,094,154	7,549,900	$77,286,058
Reinvestments	880,829	6,456,477	318,273	3,698,328
Redemptions	(1,483,286)	(10,934,951)	(3,710,386)	(36,665,404)

Net increase	2,733,004	$20,615,680	4,157,787	$44,318,982

Class B
Sales	27,254,941	$204,387,309	62,262,399	$656,017,314
Reinvestments	10,980,764	80,379,191	4,124,699	47,846,506
Redemptions	(8,341,800)	(61,634,430)	(20,147,452)	(205,867,804)

Net increase	29,893,905	$223,132,070	46,239,646	$497,996,016

Increase derived from capital share transactions		$243,747,750		$542,314,998

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$7.90		$12.43	$11.98	$11.05	$10.00

Income (Loss) From Investment Operations
Net investment income	0.23	(b)	0.17 (b)	0.12 (b)	0.17	0.04
Net realized and unrealized gain (loss) of investments	0.29		(4.43)	0.38	1.39	1.05

Total from investment operations	0.52		(4.26)	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.25)		(0.09)	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.12)		(0.18)	(0.02)	(0.45)	0.00

Total distributions	(0.37)		(0.27)	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$8.05		$7.90	$12.43	$11.98	$11.05

Total Return (%)	6.97	(c)	(34.96)	4.12	14.55	10.94	(c)
Ratio of operating expenses to average net assets (%) (d)	0.08	(e)	0.07	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	0.09	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (g)	6.00	(e)	1.69	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	72	(e)	26	14	23	2	(e)
Net assets, end of period (in millions)	$156.16		$131.60	$155.39	$80.73	$13.39

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$7.87		$12.39	$11.94		$11.04	$10.00

Income (Loss) From Investment Operations
Net investment income	0.22	(b)	0.15 (b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) of investments	0.29		(4.43)	0.40		1.36	1.05

Total from investment operations	0.51		(4.28)	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.22)		(0.06)	(0.00	) (h)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.12)		(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.34)		(0.24)	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$8.04		$7.87	$12.39		$11.94	$11.04

Total Return (%)	6.89	(c)	(35.11)	3.85		14.22	10.78	(c)
Ratio of operating expenses to average net assets (%) (d)	0.33	(e)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d) (f)	N/A		N/A	0.34		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (g)	5.75	(e)	1.51	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	72	(e)	26	14		23	2	(e)
Net assets, end of period (in millions)	$2,051.33		$1,772.82	$2,216.52		$638.88	$74.90

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$21,084,774	$1,962,407	$30,460,060	$—	$—	$—	$51,544,834	$1,962,407

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$55,726,368	$30,256,798	$(1,033,576,614)	$—	$(947,593,448)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $929,464,809 and $700,535,506, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$667,571	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

as percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Asset Allocation Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
Artio International Stock	10,195,661	1,636,523	45,913	11,786,271
BlackRock High Yield	0	3,275,739	2,836	3,272,903
BlackRock Large Cap Value	15,746,852	8,846,082	320,075	24,272,859
Clarion Global Real Estate	5,108,397	1,273,730	34,961	6,347,166
Davis Venture Value	8,562,912	1,455,818	3,022,667	6,996,063
Dreman Small Cap Value	6,064,886	809,995	68,918	6,805,963
FI Mid Cap Opportunities	5,694,094	525,307	3,986,878	2,232,523
Harris Oakmark International	9,158,579	2,200,150	1,248,582	10,110,147
Janus Forty	0	805,732	687	805,045
Jennison Growth	11,982,498	5,732,381	255,405	17,459,474
Lazard Mid Cap	8,169,972	833,887	2,974,576	6,029,283
Lord Abbett Bond Debenture	1,926,371	2,420,088	142,293	4,204,166
Met/AIM Small Cap Growth	6,804,452	728,749	338,551	7,194,650
Met/Artisan Mid Cap Value	0	533,642	471	533,171
Met/Dimensional International Small Co.	3,657,900	573,009	186,677	4,044,232
Met/Franklin Mutual Shares	0	19,082,516	16,785	19,065,731
Met/Templeton International Bond Fund	0	6,138,398	5,629	6,132,769

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009
MFS Emerging Markets Equity	0	6,428,612	5,097	6,423,515
MFS Research International	14,024,532	1,706,143	6,212,353	9,518,322
MFS Value	8,393,760	5,696,806	42,362	14,048,204
PIMCO Total Return	19,850,891	4,803,356	1,381,938	23,272,309
Pioneer Fund	0	10,691,544	9,215	10,682,329
T. Rowe Price Large Cap Growth	12,374,517	2,733,643	208,365	14,899,795
T. Rowe Price Mid Cap Growth	0	6,965,378	5,979	6,959,399
Van Eck Global Natural Resources	3,662,925	357,905	158,218	3,862,612

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2009
Artio International Stock	$(417,306)	$0	$618,009	$91,579,329
BlackRock High Yield	1,085	0	0	21,797,534
BlackRock Large Cap Value	(2,010,535)	0	2,210,992	190,056,490
Clarion Global Real Estate	(331,328)	0	1,611,389	46,461,256
Davis Venture Value	(38,109,632)	0	3,531,544	159,160,441
Dreman Small Cap Value	(346,059)	0	598,718	67,242,918
FI Mid Cap Opportunities	(42,394,602)	0	966,998	22,727,089
Harris Oakmark International	(12,252,891)	0	8,314,375	93,518,858
Janus Forty	2,684	0	0	43,633,436
Jennison Growth	(1,129,108)	0	210,719	153,643,372
Lazard Mid Cap	(17,930,452)	0	909,663	44,797,574
Lord Abbett Bond Debenture	(356,631)	0	1,650,175	43,891,497
Met/AIM Small Cap Growth	(1,957,966)	0	0	67,413,872
Met/Artisan Mid Cap Value	2,162	0	0	62,839,477
Met/Dimensional International Small Co.	43,516	0	0	48,247,688
Met/Franklin Mutual Shares	4,752	0	0	127,168,424
Met/Templeton International Bond Fund	54	0	0	61,695,654
MFS Emerging Markets Equity	5,192	0	0	46,570,480
MFS Research International	(36,310,610)	0	3,907,196	72,529,617
MFS Value	(214,285)	0	0	132,896,009
PIMCO Total Return	449,202	10,573,143	18,648,876	258,555,348
Pioneer Fund	5,807	0	0	107,464,235
T. Rowe Price Large Cap Growth	(1,206,733)	0	860,958	154,510,870
T. Rowe Price Mid Cap Growth	2,464	0	0	43,078,682
Van Eck Global Natural Resources	118,127	0	50,470	46,467,227

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the MetLife Stock Index Portfolio returned 3.11%, 3.01%, and 3.05%, respectively, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 3.16%. The Class D shares returned 7.95% from its inception date of April 28, 2009 to the end of June compared to the 7.71% return of the index for the same period. Dividend income accounted for 1.38% of the mid-year total return of the Index.

MARKET ENVIRONMENT/CONDITIONS

The S&P 500 Index declined 11.0% in the first quarter before rallying 15.9% in the second quarter. The S&P 500 Index rallied nearly 40% from its low on March 9th to its high on June 12th before falling slightly in late June This market volatility can be attributed to mixed economic data contributing to investor uncertainty over the future direction of the U.S. economy.

The decline in the first quarter was primarily due to increasing job losses and economic data suggesting further weakness in the economy. By June, the unemployment rate increased to 9.5%, the highest level since August 1983, from 5.5% one year earlier. Financial markets remained quite strained and credit conditions continued to be tight. During the first six months, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. In addition, the FOMC planned to support mortgage lending and private credit markets by purchasing up to an additional $750 billion of agency mortgage-backed securities, $100 billion of agency debt, and $300 billion of longer-term Treasury securities.

The positive return in the second quarter was primarily due to expectations that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. In May, the Consumer Confidence Index increased to 54.8 from an all-time low of 25 in February.

Some of the factors driving the equity markets include geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Four of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2009. Information Technology (15.3% beginning-of-year weight), up 24.9%, was the best-performing sector and had the largest positive impact on the benchmark’s six-month return. The other sectors with positive returns were Materials (3.0% beginning weight), up 13.9%; Consumer Discretionary (8.4% beginning weight), up 8.6%; and Health Care (14.8% beginning weight), up 0.2%. The Industrials sector (11.1% beginning weight), was the worst-performing sector, down 5.9%, and had the largest negative impact on the benchmark’s six-month return. The next worst-performing sectors were Telecommunications Services (3.8% beginning weight), down 4.0%; Financials (13.3% beginning weight), down 3.4%; and Energy (13.3% beginning weight), down 2.1%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Goldman Sachs, up 76.1%; Apple, up 66.9%; and Microsoft, up 23.9%. The stocks with the largest negative impact were General Electric, down 24.8%; Proctor & Gamble, down 16.0%; and Exxon Mobil, down 11.5%. There were 14 additions and 14 deletions to the benchmark in the first six months of 2009.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MetLife Stock Index Portfolio
Class A	3.11	-26.29	-2.47	-2.48	—
Class B	3.01	-26.44	-2.71	—	-2.54
Class D	—	—	—	—	7.95
Class E	3.05	-26.37	-2.61	—	-2.40
S&P 500 Index	3.16	-26.21	-2.24	-2.22	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class D and Class E shares are: 5/1/90, 1/2/01, 4/28/09 and 5/1/01, respectively. The since inception return shown for Class D is not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.2
Microsoft Corp.	2.2
Johnson & Johnson	1.9
Procter & Gamble Co.	1.8
AT&T, Inc.	1.8
International Business Machines Corp.	1.7
JPMorgan Chase & Co.	1.6
Chevron Corp.	1.6
Apple, Inc.	1.6
General Electric Co.	1.5

Top Sectors

% of Equity Market Value
Information Technology	18.4
Health Care	14.0
Financials	13.6
Energy	12.4
Consumer Staples	12.0
Industrials	9.8
Consumer Discretionary	9.0
Utilities	4.1
Telecommunication Services	3.5
Materials	3.2

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MetLife Stock Index—Class A(a)	Actual	0.28%	$1,000.00	$1,031.10	$1.41
	Hypothetical	0.28%	$1,000.00	$1,023.38	$1.40

MetLife Stock Index—Class B(a)	Actual	0.53%	$1,000.00	$1,030.10	$2.67
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

MetLife Stock Index—Class D(a)	Actual	0.38%	$1,000.00	$1,079.50	$1.96
	Hypothetical	0.38%	$1,000.00	$1,022.88	$1.91

MetLife Stock Index—Class E(a)	Actual	0.43%	$1,000.00	$1,030.50	$2.16
	Hypothetical	0.43%	$1,000.00	$1,022.63	$2.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
Boeing Co.	360,934	$15,339,695
General Dynamics Corp.	191,362	10,599,541
Goodrich Corp.	61,559	3,076,103
Honeywell International, Inc.	369,707	11,608,800
L-3 Communications Holdings, Inc.	57,929	4,019,114
Lockheed Martin Corp.	162,358	13,094,173
Northrop Grumman Corp.	160,770	7,343,974
Precision Castparts Corp.	69,613	5,083,837
Raytheon Co.	195,861	8,702,104
Rockwell Collins, Inc.	78,720	3,284,986
United Technologies Corp.	468,210	24,328,191

		106,480,518

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc.	84,271	4,394,733
Expeditors International of Washington, Inc.	105,539	3,518,670
FedEx Corp.	154,751	8,607,251
United Parcel Service, Inc. (Class B)	494,554	24,722,754

		41,243,408

Airlines—0.1%
Southwest Airlines Co.	368,198	2,477,972

Auto Components—0.2%
Johnson Controls, Inc. (a)	295,360	6,415,219
The Goodyear Tire & Rubber Co. (b)	120,191	1,353,351

		7,768,570

Automobiles—0.3%
Ford Motor Co. (b)	1,599,532	9,709,159
Harley-Davidson, Inc. (a)	116,528	1,888,919

		11,598,078

Beverages—2.6%
Brown-Forman Corp. (Class B) (a)	48,526	2,085,648
Coca-Cola Enterprises, Inc.	157,611	2,624,223
Constellation Brands, Inc. (b)	97,757	1,239,559
Dr. Pepper Snapple Group, Inc. (b)	126,174	2,673,627
Molson Coors Brewing Co.	74,095	3,136,441
Pepsi Bottling Group, Inc.	67,918	2,298,345
PepsiCo, Inc.	773,755	42,525,575
The Coca-Cola Co.	989,515	47,486,825

		104,070,243

Biotechnology—1.9%
Amgen, Inc. (b)	503,169	26,637,767
Biogen Idec, Inc. (b)	143,420	6,475,413
Celgene Corp. (b)	228,773	10,944,500
Cephalon, Inc. (a) (b)	36,696	2,078,828
Genzyme Corp. (b)	134,078	7,464,122
Gilead Sciences, Inc. (b)	450,496	21,101,233

		74,701,863

Security Description	Shares	Value*

Building Products—0.0%
Masco Corp. (a)	178,579	$1,710,787

Capital Markets—3.0%
Ameriprise Financial, Inc.	126,651	3,073,820
E*Trade Financial Corp. (b)	500,594	640,760
Federated Investors, Inc. (Class B)	44,480	1,071,523
Franklin Resources, Inc.	74,879	5,392,037
Invesco, Ltd.	204,433	3,642,996
Janus Capital Group, Inc.	80,144	913,642
Legg Mason, Inc.	71,130	1,734,149
Morgan Stanley	671,813	19,153,389
Northern Trust Corp.	119,759	6,428,663
State Street Corp.	245,401	11,582,927
T. Rowe Price Group, Inc.	126,978	5,291,173
The Bank of New York Mellon Corp.	594,162	17,414,888
The Charles Schwab Corp.	466,730	8,186,444
The Goldman Sachs Group, Inc.	250,210	36,890,963

		121,417,374

Chemicals—1.8%
Air Products & Chemicals, Inc.	104,289	6,736,027
CF Industries Holdings, Inc.	24,057	1,783,586
E. I. du Pont de Nemours & Co.	449,097	11,505,865
Eastman Chemical Co.	36,105	1,368,380
Ecolab, Inc.	83,452	3,253,793
International Flavors & Fragrances, Inc.	39,112	1,279,745
Monsanto Co.	271,248	20,164,576
PPG Industries, Inc.	81,761	3,589,308
Praxair, Inc.	152,817	10,860,704
Sigma-Aldrich Corp.	60,681	3,007,350
The Dow Chemical Co.	534,750	8,630,865

		72,180,199

Commercial Banks—2.7%
BB&T Corp.	321,517	7,066,944
Comerica, Inc.	75,109	1,588,555
Fifth Third Bancorp	365,255	2,593,311
First Horizon National Corp. (b)	106,826	1,281,909
Huntington Bancshares, Inc.	270,179	1,129,348
KeyCorp.	351,848	1,843,684
M&T Bank Corp.	40,659	2,070,763
Marshall & Ilsley Corp.	175,112	840,538
PNC Financial Services Group, Inc.	228,768	8,878,486
Regions Financial Corp.	574,072	2,319,251
SunTrust Banks, Inc.	230,961	3,799,308
U.S. Bancorp	943,224	16,902,574
Wells Fargo & Co.	2,314,127	56,140,721
Zions Bancorp	57,304	662,434

		107,117,826

Commercial Services & Supplies—0.6%
Avery Dennison Corp.	56,032	1,438,902
Cintas Corp.	65,308	1,491,635
Iron Mountain, Inc. (a) (b)	89,518	2,573,643

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Pitney Bowes, Inc.	102,579	$2,249,557
R.R. Donnelley & Sons Co.	102,002	1,185,263
Republic Services, Inc.	160,031	3,906,357
Stericycle, Inc. (a) (b)	42,207	2,174,927
Waste Management, Inc.	244,534	6,886,077

		21,906,361

Communications Equipment—3.0%
Ciena Corp. (a) (b)	45,303	468,886
Cisco Systems, Inc. (b)	2,866,748	53,436,183
Corning, Inc.	772,305	12,403,218
Harris Corp.	65,801	1,866,116
JDS Uniphase Corp. (b)	109,570	626,740
Juniper Networks, Inc. (b)	260,021	6,136,496
Motorola, Inc.	1,139,370	7,554,023
QUALCOMM, Inc.	822,579	37,180,571
Tellabs, Inc. (b)	196,703	1,127,108

		120,799,341

Computers & Peripherals—5.4%
Apple, Inc. (b)	443,396	63,152,892
Dell, Inc. (b)	864,334	11,867,306
EMC Corp. (b)	1,000,501	13,106,563
Hewlett-Packard Co.	1,186,018	45,839,596
International Business Machines Corp.	656,760	68,578,879
Lexmark International, Inc. (Class A) (b)	38,807	615,091
NetApp, Inc. (b)	164,385	3,241,672
QLogic Corp. (b)	59,062	748,906
SanDisk Corp. (b)	112,751	1,656,312
Sun Microsystems, Inc. (b)	370,902	3,419,717
Teradata Corp. (b)	85,835	2,011,114
Western Digital Corp. (b)	110,641	2,931,987

		217,170,035

Construction & Engineering—0.2%
Fluor Corp.	89,384	4,584,506
Jacobs Engineering Group, Inc. (b)	61,359	2,582,600
Quanta Services, Inc. (b)	96,907	2,241,459

		9,408,565

Construction Materials—0.1%
Vulcan Materials Co. (a)	60,568	2,610,481

Consumer Finance—0.6%
American Express Co.	590,173	13,715,620
Capital One Financial Corp.	224,581	4,913,832
Discover Financial Services	239,365	2,458,279
SLM Corp. (b)	232,351	2,386,245

		23,473,976

Containers & Packaging—0.2%
Ball Corp.	46,712	2,109,514
Bemis Co., Inc.	49,664	1,251,533
Owens-Illinois, Inc. (b)	83,641	2,342,784
Pactiv Corp. (b)	65,573	1,422,934

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Sealed Air Corp.	78,831	$1,454,432

		8,581,197

Distributors—0.1%
Genuine Parts Co.	79,248	2,659,563

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (b)	53,556	3,808,903
DeVry, Inc.	30,611	1,531,774
H&R Block, Inc.	168,821	2,908,786

		8,249,463

Diversified Financial Services—3.8%
Bank of America Corp.	4,019,588	53,058,562
CIT Group, Inc.	193,290	415,573
Citigroup, Inc.	2,739,968	8,137,705
CME Group, Inc.	32,983	10,261,341
IntercontinentalExchange, Inc. (b)	36,198	4,135,260
JPMorgan Chase & Co.	1,938,952	66,137,653
Leucadia National Corp.	90,090	1,899,998
Moody’s Corp.	94,889	2,500,325
NYSE Euronext	129,225	3,521,381
The NASDAQ OMX Group, Inc. (b)	68,313	1,455,750

		151,523,548

Diversified Telecommunication Services—3.1%
AT&T, Inc.	2,932,414	72,841,164
CenturyTel, Inc. (a)	50,185	1,540,679
Embarq Corp.	70,868	2,980,708
Frontier Communications Corp.	155,247	1,108,463
Qwest Communications International, Inc. (a)	735,273	3,051,383
Verizon Communications, Inc.	1,411,820	43,385,229
Windstream Corp.	217,074	1,814,739

		126,722,365

Electric Utilities—2.3%
Allegheny Energy, Inc.	84,194	2,159,576
American Electric Power Co., Inc.	236,959	6,845,745
Duke Energy Corp.	639,722	9,333,544
Edison International	161,934	5,094,444
Entergy Corp.	97,467	7,555,642
Exelon Corp.	327,414	16,766,871
FirstEnergy Corp.	151,509	5,870,974
FPL Group, Inc.	204,172	11,609,220
Northeast Utilities	87,042	1,941,907
Pepco Holdings, Inc.	109,339	1,469,516
Pinnacle West Capital Corp.	50,240	1,514,736
PPL Corp.	186,904	6,160,356
Progress Energy, Inc. (a)	138,688	5,246,567
Southern Co.	388,885	12,117,656

		93,686,754

Electrical Equipment—0.4%
Cooper Industries, Ltd. (Class A)	82,742	2,569,139
Emerson Electric Co.	373,481	12,100,784

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—(Continued)
Rockwell Automation, Inc.	70,491	$2,264,171

		16,934,094

Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc. (b)	170,653	3,465,962
Amphenol Corp. (Class A)	85,134	2,693,640
FLIR Systems, Inc. (b)	74,675	1,684,668
Jabil Circuit, Inc.	106,247	788,353
Molex, Inc.	68,897	1,071,348

		9,703,971

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	153,977	5,610,922
BJ Services Co. (a)	145,164	1,978,585
Cameron International Corp. (b)	107,842	3,051,929
Diamond Offshore Drilling, Inc. (a)	34,543	2,868,796
ENSCO International, Inc.	70,478	2,457,568
FMC Technologies, Inc. (b)	61,425	2,308,352
Halliburton Co.	445,882	9,229,758
Nabors Industries, Ltd. (a) (b)	140,676	2,191,732
National Oilwell Varco, Inc. (b)	207,829	6,787,695
Rowan Cos., Inc. (a)	56,201	1,085,803
Schlumberger, Ltd.	594,638	32,175,862
Smith International, Inc.	108,999	2,806,724

		72,553,726

Food & Staples Retailing—3.0%
Costco Wholesale Corp.	215,720	9,858,404
CVS Caremark Corp.	723,601	23,061,164
Safeway, Inc.	211,680	4,311,921
SUPERVALU, Inc.	105,168	1,361,926
Sysco Corp.	293,189	6,590,889
The Kroger Co.	324,225	7,149,161
Wal-Mart Stores, Inc.	1,109,157	53,727,565
Walgreen Co.	492,898	14,491,201
Whole Foods Market, Inc. (a) (b)	69,799	1,324,785

		121,877,016

Food Products—1.8%
Archer-Daniels-Midland Co.	319,086	8,541,932
Campbell Soup Co.	99,245	2,919,788
ConAgra Foods, Inc.	222,282	4,236,695
Dean Foods Co. (b)	87,980	1,688,336
General Mills, Inc.	163,509	9,159,774
H.J. Heinz Co.	156,378	5,582,695
Hormel Foods Corp.	34,699	1,198,503
Kellogg Co.	125,484	5,843,790
Kraft Foods, Inc. (Class A)	731,982	18,548,424
McCormick & Co., Inc.	64,764	2,106,773
Sara Lee Corp.	345,741	3,374,432
The Hershey Co.	82,371	2,965,356
The J. M. Smucker Co.	58,862	2,864,225
Tyson Foods, Inc. (Class A)	150,132	1,893,165

		70,923,888

Security Description	Shares	Value*

Gas Utilities—0.1%
EQT Corp.	65,058	$2,271,175
Nicor, Inc. (a)	22,473	778,015
Questar Corp.	86,509	2,686,970

		5,736,160

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	300,709	15,925,549
Becton, Dickinson & Co.	119,053	8,489,669
Boston Scientific Corp. (b)	748,713	7,591,950
C.R. Bard, Inc.	49,355	3,674,480
Dentsply International, Inc. (a)	73,822	2,253,047
Hospira, Inc. (b)	79,760	3,072,355
Intuitive Surgical, Inc. (a) (b)	18,815	3,079,263
Medtronic, Inc.	555,779	19,391,129
St. Jude Medical, Inc. (b)	172,145	7,075,160
Stryker Corp.	118,435	4,706,607
Varian Medical Systems, Inc. (a) (b)	62,306	2,189,433
Zimmer Holdings, Inc. (b)	106,907	4,554,238

		82,002,880

Health Care Providers & Services—2.1%
Aetna, Inc.	222,118	5,564,056
AmerisourceBergen Corp.	150,092	2,662,632
Cardinal Health, Inc.	178,958	5,467,167
CIGNA Corp.	135,575	3,266,002
Coventry Health Care, Inc. (b)	73,774	1,380,312
DaVita, Inc. (b)	51,396	2,542,046
Express Scripts, Inc. (b)	134,777	9,265,919
Humana, Inc. (b)	84,304	2,719,647
Laboratory Corp. of America Holdings (a) (b)	53,827	3,648,932
McKesson Corp.	134,900	5,935,600
Medco Health Solutions, Inc. (b)	239,748	10,934,906
Patterson Cos., Inc. (a) (b)	45,462	986,525
Quest Diagnostics, Inc.	74,629	4,211,314
Tenet Healthcare Corp. (b)	207,525	585,221
UnitedHealth Group, Inc.	591,210	14,768,426
WellPoint, Inc. (b)	240,875	12,258,129

		86,196,834

Health Care Technology—0.0%
IMS Health, Inc.	90,339	1,147,305

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (b)	217,761	5,611,701
Darden Restaurants, Inc.	68,154	2,247,719
International Game Technology (a)	147,266	2,341,529
Marriott International, Inc. (a)	147,538	3,256,174
McDonald’s Corp.	548,333	31,523,664
Starbucks Corp. (b)	365,756	5,080,351
Starwood Hotels & Resorts Worldwide, Inc. (a)	92,771	2,059,516
Wyndham Worldwide Corp.	88,508	1,072,717
Wynn Resorts, Ltd. (a) (b)	33,641	1,187,527
Yum! Brands, Inc.	229,417	7,648,763

		62,029,661

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.4%
Black & Decker Corp. (a)	29,882	$856,418
Centex Corp. (a) (b)	61,870	523,420
D.R. Horton, Inc. (a)	137,036	1,282,657
Fortune Brands, Inc.	74,651	2,593,376
Harman International Industries, Inc.	34,456	647,773
KB Home (a)	36,770	503,013
Leggett & Platt, Inc. (a)	77,912	1,186,600
Lennar Corp. (Class A) (a)	70,169	679,938
Newell Rubbermaid, Inc.	137,972	1,436,288
Pulte Homes, Inc. (a) (b)	106,667	941,870
Snap-On, Inc.	28,631	822,855
The Stanley Works	39,302	1,329,980
Whirlpool Corp. (a)	36,693	1,561,654

		14,365,842

Household Products—2.6%
Clorox Co. (a)	69,115	3,858,690
Colgate-Palmolive Co.	248,294	17,564,318
Kimberly-Clark Corp.	205,869	10,793,712
Procter & Gamble Co.	1,448,663	74,026,679

		106,243,399

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	99,002	2,631,473
Dynegy, Inc. (b)	251,757	571,488
The AES Corp. (b)	331,344	3,846,904

		7,049,865

Industrial Conglomerates—2.1%
3M Co.	345,122	20,741,832
General Electric Co.	5,263,223	61,684,974
Textron, Inc.	133,594	1,290,518

		83,717,324

Insurance—2.3%
Aflac, Inc.	232,329	7,223,109
American International Group, Inc. (b)	1,337,384	1,551,366
AON Corp.	137,576	5,210,003
Assurant, Inc.	58,525	1,409,867
Cincinnati Financial Corp.	80,796	1,805,791
Genworth Financial, Inc. (Class A) (b)	215,309	1,505,010
Lincoln National Corp.	147,161	2,532,641
Loews Corp.	179,525	4,918,985
Marsh & McLennan Cos., Inc.	259,710	5,227,962
MBIA, Inc. (b)	84,706	366,777
MetLife, Inc. (c)	406,815	12,208,518
Principal Financial Group, Inc.	154,410	2,909,084
Prudential Financial, Inc.	230,050	8,562,461
The Allstate Corp.	266,583	6,504,625
The Chubb Corp.	175,006	6,979,239
The Hartford Financial Services Group, Inc.	161,745	1,919,913
The Progressive Corp. (b)	338,477	5,114,388
The Travelers Cos., Inc.	290,970	11,941,409
Torchmark Corp.	41,121	1,523,122
Unum Group	164,649	2,611,333

Security Description	Shares	Value*

Insurance—(Continued)
XL Capital, Ltd. (Class A)	170,029	$1,948,532

		93,974,135

Internet & Catalog Retail—0.4%
Amazon.com, Inc. (b)	160,158	13,398,818
Expedia, Inc. (a) (b)	104,574	1,580,113

		14,978,931

Internet Software & Services—1.8%
Akamai Technologies, Inc. (b)	85,896	1,647,485
eBay, Inc. (b)	537,147	9,201,328
Google, Inc. (Class A) (b)	119,342	50,313,394
VeriSign, Inc. (b)	95,842	1,771,160
Yahoo!, Inc. (a) (b)	693,293	10,856,969

		73,790,336

IT Services—1.0%
Affiliated Computer Services, Inc. (Class A) (b)	48,507	2,154,681
Automatic Data Processing, Inc.	249,326	8,836,113
Cognizant Technology Solutions Corp. (Class A) (b)	145,189	3,876,546
Computer Sciences Corp. (b)	75,299	3,335,746
Convergys Corp. (b)	60,972	565,820
Fidelity National Information Services, Inc. (a)	95,057	1,897,338
Fiserv, Inc. (b)	77,335	3,534,210
MasterCard, Inc. (a)	36,007	6,024,331
Paychex, Inc. (a)	159,609	4,022,147
The Western Union Co.	348,553	5,716,269
Total Systems Services, Inc.	97,992	1,312,113

		41,275,314

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a) (b)	133,296	394,556
Hasbro, Inc.	61,855	1,499,365
Mattel, Inc.	178,198	2,860,078

		4,753,999

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (b)	86,816	3,621,964
Millipore Corp. (b)	27,552	1,934,426
PerkinElmer, Inc.	57,941	1,008,173
Thermo Fisher Scientific, Inc. (b)	207,910	8,476,491
Waters Corp. (b)	47,915	2,466,185

		17,507,239

Machinery—1.5%
Caterpillar, Inc. (a)	299,061	9,880,975
Cummins, Inc.	100,307	3,531,810
Danaher Corp.	126,738	7,824,804
Deere & Co.	210,116	8,394,134
Dover Corp.	92,453	3,059,270
Eaton Corp.	82,306	3,671,671

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Flowserve Corp.	27,847	$1,943,999
Illinois Tool Works, Inc.	191,091	7,135,338
ITT Corp.	90,458	4,025,381
PACCAR, Inc. (a)	180,508	5,868,315
Pall Corp.	58,614	1,556,788
Parker Hannifin Corp.	79,777	3,427,220
The Manitowoc Co., Inc. (a)	64,786	340,774

		60,660,479

Media—2.6%
CBS Corp. (Class B)	337,716	2,336,995
Comcast Corp. (Class A)	1,433,093	20,765,518
Gannett Co., Inc. (a)	115,524	412,421
Interpublic Group of Cos., Inc. (b)	237,769	1,200,733
Meredith Corp.	17,892	457,141
News Corp. (Class A)	1,143,284	10,415,317
Omnicom Group, Inc.	154,496	4,878,984
Scripps Networks Interactive, Inc.	44,966	1,251,404
The DIRECTV Group, Inc. (a) (b)	260,510	6,437,202
The McGraw-Hill Cos., Inc.	156,312	4,706,554
The New York Times Co. (Class A) (a)	57,959	319,354
The Walt Disney Co.	922,841	21,529,880
The Washington Post Co. (Class B)	2,991	1,053,370
Time Warner Cable, Inc. (b)	175,117	5,545,955
Time Warner, Inc.	594,661	14,979,511
Viacom, Inc. (Class B) (b)	301,413	6,842,075

		103,132,414

Metals & Mining—0.9%
AK Steel Holding Corp.	54,312	1,042,247
Alcoa, Inc. (a)	484,233	5,002,127
Allegheny Technologies, Inc. (a)	48,717	1,701,685
Freeport-McMoRan Copper & Gold, Inc. (b)	204,650	10,255,011
Newmont Mining Corp.	243,253	9,941,750
Nucor Corp.	156,192	6,939,611
Titanium Metals Corp. (a)	42,306	388,792
United States Steel Corp. (a)	71,242	2,546,189

		37,817,412

Multi-Utilities—1.4%
Ameren Corp.	106,143	2,641,899
Centerpoint Energy, Inc.	173,579	1,923,255
CMS Energy Corp. (a)	112,739	1,361,887
Consolidated Edison, Inc. (a)	136,383	5,103,452
Dominion Resources, Inc.	293,221	9,799,446
DTE Energy Co.	81,450	2,606,400
Integrys Energy Group, Inc. (a)	37,985	1,139,170
NiSource, Inc.	136,477	1,591,322
PG&E Corp.	183,084	7,037,749
Public Service Enterprise Group, Inc.	251,485	8,205,956
SCANA Corp.	60,548	1,965,994
Sempra Energy	121,418	6,025,975
TECO Energy, Inc. (a)	105,804	1,262,242
Wisconsin Energy Corp.	58,109	2,365,617
Xcel Energy, Inc.	226,473	4,169,368

		57,199,732

Security Description	Shares	Value*

Multiline Retail—0.8%
Big Lots, Inc. (b)	41,039	$863,050
Family Dollar Stores, Inc.	69,701	1,972,538
J.C. Penney Co., Inc. (a)	110,466	3,171,479
Kohl’s Corp. (b)	151,783	6,488,723
Macy’s, Inc.	209,029	2,458,181
Nordstrom, Inc. (a)	79,575	1,582,747
Sears Holdings Corp. (b)	26,826	1,784,466
Target Corp.	373,898	14,757,754

		33,078,938

Office Electronics—0.1%
Xerox Corp.	429,815	2,785,201

Oil, Gas & Consumable Fuels—10.5%
Anadarko Petroleum Corp.	248,108	11,261,622
Apache Corp.	166,594	12,019,757
Cabot Oil & Gas Corp.	51,510	1,578,266
Chesapeake Energy Corp.	280,097	5,554,324
Chevron Corp.	996,361	66,008,916
ConocoPhillips	736,361	30,971,344
Consol Energy, Inc.	89,781	3,048,963
Denbury Resources, Inc. (a) (b)	123,686	1,821,895
Devon Energy Corp.	220,627	12,024,172
El Paso Corp.	348,413	3,215,852
EOG Resources, Inc.	124,394	8,448,840
Exxon Mobil Corp.	2,425,311	169,553,491
Hess Corp.	141,414	7,601,003
Marathon Oil Corp.	351,777	10,599,041
Massey Energy Co. (a)	42,486	830,176
Murphy Oil Corp.	94,825	5,150,894
Noble Energy, Inc.	86,157	5,080,678
Occidental Petroleum Corp.	402,872	26,513,006
Peabody Energy Corp.	132,881	4,007,691
Pioneer Natural Resources Co.	56,652	1,444,626
Range Resources Corp.	77,808	3,222,029
Southwestern Energy Co. (b)	170,794	6,635,347
Spectra Energy Corp.	320,564	5,423,943
Sunoco, Inc. (a)	58,099	1,347,897
Tesoro Corp. (a)	68,766	875,391
Valero Energy Corp.	276,495	4,670,001
Williams Cos., Inc.	288,318	4,500,644
XTO Energy, Inc.	288,121	10,988,935

		424,398,744

Paper & Forest Products—0.2%
International Paper Co.	214,815	3,250,151
MeadWestvaco Corp.	85,038	1,395,473
Weyerhaeuser Co. (a)	105,048	3,196,611

		7,842,235

Personal Products—0.2%
Avon Products, Inc.	212,181	5,470,026
The Estee Lauder Cos., Inc. (Class A) (a)	57,678	1,884,340

		7,354,366

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—7.4%
Abbott Laboratories	768,123	$36,132,506
Allergan, Inc.	152,839	7,272,080
Bristol-Myers Squibb Co.	984,537	19,995,946
Eli Lilly & Co.	502,553	17,408,436
Forest Laboratories, Inc. (b)	149,909	3,764,215
Johnson & Johnson	1,369,570	77,791,576
King Pharmaceuticals, Inc. (b)	123,243	1,186,830
Merck & Co., Inc. (a)	1,048,049	29,303,450
Mylan, Inc. (a) (b)	151,612	1,978,537
Pfizer, Inc.	3,353,875	50,308,125
Schering-Plough Corp.	809,314	20,329,968
Watson Pharmaceuticals, Inc. (a) (b)	52,392	1,765,086
Wyeth	662,805	30,084,719

		297,321,474

Professional Services—0.2%
Dun & Bradstreet Corp.	26,428	2,146,218
Equifax, Inc.	62,741	1,637,540
Monster Worldwide, Inc. (a) (b)	62,647	739,861
Robert Half International, Inc. (a)	75,949	1,793,915

		6,317,534

Real Estate Investment Trusts—1.0%
Apartment Investment & Management Co.	58,202	515,088
AvalonBay Communities, Inc.	39,712	2,221,489
Boston Properties, Inc. (a)	68,845	3,283,907
Equity Residential	136,105	3,025,614
HCP, Inc. (a)	135,423	2,869,614
Health Care REIT, Inc.	55,233	1,883,445
Host Hotels & Resorts, Inc. (a)	298,812	2,507,033
Kimco Realty Corp.	160,866	1,616,703
Plum Creek Timber Co., Inc. (a)	80,918	2,409,738
ProLogis	219,987	1,773,095
Public Storage	62,338	4,081,892
Simon Property Group, Inc.	138,031	7,098,934
Ventas, Inc. (a)	77,788	2,322,750
Vornado Realty Trust	78,897	3,552,732

		39,162,034

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (b)	117,600	1,100,736

Road & Rail—0.9%
Burlington Northern Santa Fe Corp.	138,389	10,177,127
CSX Corp.	194,563	6,737,716
Norfolk Southern Corp.	182,425	6,871,950
Ryder System, Inc.	27,778	775,562
Union Pacific Corp.	250,550	13,043,633

		37,605,988

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a) (b)	278,600	1,078,182
Altera Corp. (a)	145,838	2,374,243
Analog Devices, Inc.	144,756	3,587,054
Applied Materials, Inc.	662,544	7,268,108

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Broadcom Corp. (b)	212,441	$5,266,412
Intel Corp.	2,775,852	45,940,351
KLA-Tencor Corp.	84,436	2,132,009
Linear Technology Corp. (a)	110,470	2,579,474
LSI Corp. (b)	322,504	1,470,618
MEMC Electronic Materials, Inc. (b)	111,078	1,978,299
Microchip Technology, Inc. (a)	90,888	2,049,524
Micron Technology, Inc. (a) (b)	420,838	2,129,440
National Semiconductor Corp. (a)	97,004	1,217,400
Novellus Systems, Inc. (b)	48,537	810,568
NVIDIA Corp. (a) (b)	271,471	3,064,908
Teradyne, Inc. (a) (b)	86,037	590,214
Texas Instruments, Inc.	632,930	13,481,409
Xilinx, Inc.	136,944	2,801,874

		99,820,087

Software—4.2%
Adobe Systems, Inc. (b)	260,307	7,366,688
Autodesk, Inc. (b)	113,523	2,154,667
BMC Software, Inc. (b)	91,911	3,105,673
CA, Inc.	195,982	3,415,966
Citrix Systems, Inc. (b)	89,944	2,868,314
Compuware Corp. (b)	120,262	824,997
Electronic Arts, Inc. (b)	160,514	3,486,364
Intuit, Inc. (b)	160,569	4,521,623
McAfee, Inc. (a) (b)	77,223	3,258,039
Microsoft Corp.	3,804,066	90,422,649
Novell, Inc. (b)	171,566	777,194
Oracle Corp.	1,882,408	40,321,179
Salesforce.com, Inc. (a) (b)	52,788	2,014,918
Symantec Corp. (b)	406,477	6,324,782

		170,863,053

Specialty Retail—1.9%
Abercrombie & Fitch Co. (Class A) (a)	43,676	1,108,934
AutoNation, Inc. (b)	53,695	931,608
AutoZone, Inc. (a) (b)	17,941	2,711,065
Bed Bath & Beyond, Inc. (a) (b)	129,058	3,968,533
Best Buy Co., Inc. (a)	169,657	5,681,813
GameStop Corp. (Class A) (b)	81,820	1,800,858
Home Depot, Inc.	843,083	19,922,051
Limited Brands, Inc.	134,252	1,606,996
Lowe’s Cos., Inc.	733,860	14,244,223
O’Reilly Automotive, Inc. (a) (b)	67,424	2,567,506
Office Depot, Inc. (b)	136,532	622,586
RadioShack Corp.	62,191	868,186
Staples, Inc.	355,534	7,171,121
The Gap, Inc.	228,579	3,748,696
The Sherwin-Williams Co. (a)	48,886	2,627,622
The TJX Cos., Inc.	205,534	6,466,100
Tiffany & Co. (a)	61,667	1,563,875

		77,611,773

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	157,845	4,242,874
Nike, Inc.	192,585	9,972,051

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Polo Ralph Lauren Corp.	28,097	$1,504,313
VF Corp. (a)	43,982	2,434,404

		18,153,642

Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	259,191	3,444,649
People’s United Financial, Inc.	173,106	2,603,514

		6,048,163

Tobacco—1.7%
Altria Group, Inc.	1,027,660	16,843,348
Lorillard, Inc.	83,583	5,664,420
Philip Morris International, Inc.	974,942	42,526,970
Reynolds American, Inc.	83,981	3,243,346

		68,278,084

Trading Companies & Distributors—0.1%
Fastenal Co. (a)	64,226	2,130,376
W.W. Grainger, Inc. (a)	30,929	2,532,467

		4,662,843

Wireless Telecommunication Services—0.4%
American Tower Corp. (Class A) (b)	197,662	6,232,283
MetroPCS Communications, Inc. (b)	125,891	1,675,609
Sprint Nextel Corp. (b)	1,427,084	6,864,274

		14,772,166

Total Common Stock (Identified Cost $4,876,913,150)		4,000,307,504

Mutual Funds—0.1%
Security Description	Shares	Value*

Exchange Traded Funds—0.1%
SPDR Trust, Series 1 (a)	71,500	$6,572,280

Total Mutual Funds (Identified Cost $6,631,195)		6,572,280

Short Term Investments—3.4%
	Shares/Par Amount

Discount Notes—0.5%
Federal Home Loan Bank
0.010%, 07/10/09	$12,650,000	12,649,510
0.010%, 07/14/09	6,000,000	5,999,957

		18,649,467

Mutual Funds—2.9%
State Street Navigator Securities Lending Prime Portfolio (d)	118,863,730	118,863,730

Total Short Term Investments (Identified Cost $137,513,197)		137,513,197

Total Investments—102.7% (Identified Cost $5,021,057,542) (e)		4,144,392,981
Liabilities in excess of other assets		(110,475,566)

Net Assets—100%		$4,033,917,415

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $116,898,460 and the collateral received consisted of cash in the amount of $118,863,730 and non-cash collateral with a value of $2,680,796. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $5,022,071,522 and the composition of unrealized appreciation and depreciation of investment securities was $400,026,280 and $(1,277,704,821), respectively.

Futures Contracts
Futures Contracts - Long (1)	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Net Unrealized Depreciation
S&P 500 Index Futures	Morgan Stanley	9/17/2009	104	$24,323,520	$23,803,000	$(520,520)

(1)	Amounts shown in the table above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

Affiliated Issuer
Security Description	Number of Shares Held at 12/31/2008	Shares Purchased Since 12/31/2008	Shares Sold Since 12/31/2008	Number of Shares Held at 6/30/2009	Realized Gain/Loss on Shares Sold	Income For Period Ended 6/30/2009
MetLife, Inc.	360,654	72,832	26,671	406,815	$(84,994)	$0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$106,480,518	$—	$—	$106,480,518
Air Freight & Logistics	41,243,408	—	—	41,243,408
Airlines	2,477,972	—	—	2,477,972
Auto Components	7,768,570	—	—	7,768,570
Automobiles	11,598,078	—	—	11,598,078
Beverages	104,070,243	—	—	104,070,243
Biotechnology	74,701,863	—	—	74,701,863
Building Products	1,710,787	—	—	1,710,787
Capital Markets	121,417,374	—	—	121,417,374
Chemicals	72,180,199	—	—	72,180,199
Commercial Banks	107,117,826	—	—	107,117,826
Commercial Services & Supplies	21,906,361	—	—	21,906,361
Communications Equipment	120,799,341	—	—	120,799,341
Computers & Peripherals	217,170,035	—	—	217,170,035
Construction & Engineering	9,408,565	—	—	9,408,565
Construction Materials	2,610,481	—	—	2,610,481
Consumer Finance	23,473,976	—	—	23,473,976
Containers & Packaging	8,581,197	—	—	8,581,197
Distributors	2,659,563	—	—	2,659,563
Diversified Consumer Services	8,249,463	—	—	8,249,463
Diversified Financial Services	151,523,548	—	—	151,523,548
Diversified Telecommunication Services	126,722,365	—	—	126,722,365
Electric Utilities	93,686,754	—	—	93,686,754
Electrical Equipment	16,934,094	—	—	16,934,094
Electronic Equipment, Instruments & Components	9,703,971	—	—	9,703,971
Energy Equipment & Services	72,553,726	—	—	72,553,726
Food & Staples Retailing	121,877,016	—	—	121,877,016
Food Products	70,923,888	—	—	70,923,888
Gas Utilities	5,736,160	—	—	5,736,160
Health Care Equipment & Supplies	82,002,880	—	—	82,002,880
Health Care Providers & Services	86,196,834	—	—	86,196,834
Health Care Technology	1,147,305	—	—	1,147,305
Hotels, Restaurants & Leisure	62,029,661	—	—	62,029,661
Household Durables	14,365,842	—	—	14,365,842
Household Products	106,243,399	—	—	106,243,399
Independent Power Producers & Energy Traders	7,049,865	—	—	7,049,865
Industrial Conglomerates	83,717,324	—	—	83,717,324
Insurance	93,974,135	—	—	93,974,135
Internet & Catalog Retail	14,978,931	—	—	14,978,931
Internet Software & Services	73,790,336	—	—	73,790,336
IT Services	41,275,314	—	—	41,275,314
Leisure Equipment & Products	4,753,999	—	—	4,753,999
Life Sciences Tools & Services	17,507,239	—	—	17,507,239
Machinery	60,660,479	—	—	60,660,479
Media	103,132,414	—	—	103,132,414
Metals & Mining	37,817,412	—	—	37,817,412
Multi-Utilities	57,199,732	—	—	57,199,732
Multiline Retail	33,078,938	—	—	33,078,938

The accompanying notes are an integral part of the financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Description	Level 1	Level 2	Level 3	Total
Office Electronics	$2,785,201	$—	$—	$2,785,201
Oil, Gas & Consumable Fuels	424,398,744	—	—	424,398,744
Paper & Forest Products	7,842,235	—	—	7,842,235
Personal Products	7,354,366	—	—	7,354,366
Pharmaceuticals	297,321,474	—	—	297,321,474
Professional Services	6,317,534	—	—	6,317,534
Real Estate Investment Trusts	39,162,034	—	—	39,162,034
Real Estate Management & Development	1,100,736	—	—	1,100,736
Road & Rail	37,605,988	—	—	37,605,988
Semiconductors & Semiconductor Equipment	99,820,087	—	—	99,820,087
Software	170,863,053	—	—	170,863,053
Specialty Retail	77,611,773	—	—	77,611,773
Textiles, Apparel & Luxury Goods	18,153,642	—	—	18,153,642
Thrifts & Mortgage Finance	6,048,163	—	—	6,048,163
Tobacco	68,278,084	—	—	68,278,084
Trading Companies & Distributors	4,662,843	—	—	4,662,843
Wireless Telecommunication Services	14,772,166	—	—	14,772,166
Total Common Stock	4,000,307,504	—	—	4,000,307,504

Mutual Funds
Exchange Traded Funds	6,572,280	—	—	6,572,280

Short Term Investments
Discount Notes	—	18,649,467	—	18,649,467
Mutual Funds	118,863,730	—	—	118,863,730
Total Short Term Investments	118,863,730	18,649,467	—	137,513,197

Total Investments	$4,119,171,234	$18,649,467	$—	$4,144,392,981

Futures Contracts*
Futures Contracts Long (Depreciation)	$(520,520)	—	—	$(520,520)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$4,144,392,981
Cash		3,205
Receivable for:
Securities sold		21,665,992
Fund shares sold		2,127,885
Accrued interest and dividends		5,594,719
Foreign taxes		13,358

Total Assets		4,173,798,140
Liabilities
Payable for:
Securities purchased	$16,045,547
Fund shares redeemed	3,258,987
Futures variation margin	148,200
Collateral for securities loaned	118,863,730
Accrued expenses:
Management fees	816,483
Distribution & service fees	242,600
Deferred directors’ fees	2,421
Other expenses	502,757

Total Liabilities		139,880,725

Net Assets		$4,033,917,415

Net assets consists of:
Capital paid in		$4,971,982,506
Undistributed net investment income		40,752,591
Accumulated net realized losses		(101,632,601)
Unrealized depreciation on investments and futures contracts		(877,185,081)

Net Assets		$4,033,917,415

Net Assets
Class A		$2,544,103,986
Class B		897,993,362
Class D		428,599,192
Class E		163,220,875

Capital Shares (Authorized) Outstanding
Class A (175,000,000)		118,365,509
Class B (70,000,000)		42,870,928
Class D (50,000,000)		19,976,067
Class E (15,000,000)		7,625,172

Net Asset Value and Redemption Price Per Share
Class A		$21.49
Class B		20.95
Class D		21.46
Class E		21.41

(a) Identified cost of investments		$5,021,057,542
(b) Includes cash collateral for securities loaned of		118,863,730

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$47,148,541
Interest		718,488	(a)

		47,867,029
Expenses
Management fees	$4,384,515
Distribution & service fees—Class B	935,296
Distribution & service fees—Class D	68,461
Distribution & service fees—Class E	115,343
Directors’ fees and expenses	15,769
Custodian	108,780
Audit and tax services	15,751
Legal	56,840
Printing	456,724
Insurance	30,960
Miscellaneous	8,826

Total expenses	6,197,265
Management fee waivers	(122,766)	6,074,499

Net Investment Income		41,792,530

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(42,506,275)
Investments in affiliated issuers—net	(84,994)
Futures contracts—net	2,651,500	(39,939,769)

Change in unrealized appreciation (depreciation) on:
Investments—net	123,954,652
Futures contracts—net	(815,265)	123,139,387

Net gain		83,199,618

Net Increase in Net Assets From Operations		$124,992,148

(a)	Includes income on securities loaned of $709,385.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$41,792,530	$101,844,379
Net realized gain (loss)	(39,939,769)	36,968,375
Change in unrealized appreciation (depreciation)	123,139,387	(2,329,693,800)

Increase (decrease) in net assets from operations	124,992,148	(2,190,881,046)

From Distributions to Shareholders
Net investment income
Class A	(76,583,721)	(75,462,441)
Class B	(20,399,562)	(15,801,366)
Class E	(4,401,860)	(4,055,168)

	(101,385,143)	(95,318,975)

Net realized gain
Class A	(57,255,448)	(161,847,077)
Class B	(17,249,899)	(39,854,897)
Class E	(3,525,980)	(9,579,599)

	(78,031,327)	(211,281,573)

Total distributions	(179,416,470)	(306,600,548)

Increase in net assets from capital share transactions	455,143,867	24,465,135

Total increase (decrease) in net assets	400,719,545	(2,473,016,459)

Net Assets
Beginning of the period	3,633,197,870	6,106,214,329

End of the period	$4,033,917,415	$3,633,197,870

Undistributed Net Investment Income
End of the period	$40,752,591	$100,345,204

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	8,829,630	$179,529,511	13,217,540	$375,346,962
Reinvestments	6,814,622	133,839,169	7,124,273	237,309,518
Redemptions	(21,723,864)	(440,204,774)	(23,818,379)	(686,168,977)

Net decrease	(6,079,612)	$(126,836,094)	(3,476,566)	$(73,512,497)

Class B
Sales	9,290,207	$184,067,670	7,244,492	$196,832,804
Reinvestments	1,966,029	37,649,461	1,713,028	55,656,263
Redemptions	(2,429,721)	(48,650,144)	(5,219,214)	(149,650,552)

Net increase	8,826,515	$173,066,987	3,738,306	$102,838,515

Class D (a)
Sales	21,121,020	$430,885,709	0	$0
Redemptions	(1,144,953)	(24,494,562)	0	0

Net increase	19,976,067	$406,391,147	0	$0

Class E
Sales	413,300	$8,385,043	816,870	$21,341,371
Reinvestments	405,102	7,927,840	411,057	13,634,767
Redemptions	(679,380)	(13,791,056)	(1,350,038)	(39,837,021)

Net increase (decrease)	139,022	$2,521,827	(122,111)	$(4,860,883)

Increase derived from capital share transactions		$455,143,867		$24,465,135

(a)	Commencement of operations was April 28, 2009 for Class D.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.01		$37.00	$36.26	$33.20	$32.27	$29.45

Income (Loss) From Investment Operations
Net investment income	0.25	(a)	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	0.33		(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	0.58		(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.63)		(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(0.47)		(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.10)		(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$21.49		$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	3.11	(b)	(37.10)	5.23	15.46	4.64	10.53
Ratio of operating expenses to average net assets (%)	0.28	(c)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.29	(c)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.44	(c)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	24	(c)	13	12	9	8	3
Net assets, end of period (in millions)	$2,544.10		$2,739.61	$4,733.15	$4,125.10	$3,942.48	$4,139.89

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.43		$36.07	$35.38	$32.41	$31.52	$28.80

Income (Loss) From Investment Operations
Net investment income	0.22	(a)	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	0.33		(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	0.55		(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.56)		(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(0.47)		(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.03)		(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$20.95		$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	3.01	(b)	(37.26)	4.97	15.19	4.38	10.28
Ratio of operating expenses to average net assets (%)	0.53	(c)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.54	(c)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	2.18	(c)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	24	(c)	13	12	9	8	3
Net assets, end of period (in millions)	$897.99		$729.64	$1,092.99	$991.78	$765.43	$508.91

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class D
	Period ended June 30, 2009(e)
Net Asset Value, Beginning of Period	$19.88

Income (Loss) From Investment Operations
Net investment income	0.09	(a)
Net realized and unrealized gain on investments	1.49

Total from investment operations	1.58

Net Asset Value, End of Period	$21.46

Total Return (%)	7.95	(b)
Ratio of operating expenses to average net assets (%)	0.38	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.39	(c)
Ratio of net investment income to average net assets (%)	2.49	(c)
Portfolio turnover rate (%)	24	(c)
Net assets, end of period (in millions)	$428.60

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.90		$36.81	$36.09	$33.04	$32.11	$29.33

Income (Loss) From Investment Operations
Net investment income	0.23	(a)	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	0.34		(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	0.57		(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.59)		(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(0.47)		(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.06)		(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.41		$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	3.05	(b)	(37.18)	5.06	15.28	4.49	10.38
Ratio of operating expenses to average net assets (%)	0.43	(c)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.44	(c)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	2.29	(c)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	24	(c)	13	12	9	8	3
Net assets, end of period (in millions)	$163.22		$163.95	$280.08	$291.42	$287.57	$293.27

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009 for Class D.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

(a) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the period ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the unrealized loss on open equity index futures contracts was $520,520. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $2,651,500 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(b) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$97,425,310	$57,542,999	$209,175,238	$110,473,357	$—	$—	$306,600,548	$168,016,356

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$100,345,204	$78,218,685	$(1,062,204,657)	$—	$(883,640,768)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$730,151,662	$0	$413,931,812

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $4,384,515.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2009 were $403,375.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, Class D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 4.53%, 4.40%, 4.44%, and 4.42%, respectively, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 3.06%.

MARKET ENVIRONMENT/CONDITIONS

As the first half of 2009 drew to a close, the global economy showed signs of possibly pulling out of recession. Data, especially in the second quarter, provided a mixed picture of a global economy struggling to emerge from the worst recession since the Great Depression. Signs of economic and financial recovery emerged most prominently in Asia and more tentatively in Europe and the United States. Overall, we saw reports that showed better-than-expected production and consumer spending. At the same time, the labor and housing markets remained under pressure and are likely to continue to prevent a more buoyant recovery.

Overall, concern over the widespread failure of the financial systems seemed to have waned by the end of the first half. The efforts of the world’s largest economies to loosen credit conditions and stimulate their respective economies helped prevent a deeper recession from unfolding, while at the same time boosting consumer confidence and setting the stage for a stock market rally.

In the U.S. equity markets, stocks experienced a tremendous bounce off the lows hit March 9. The move was largely a risk-seeking trade made by investors buying smaller-cap and highly leveraged, or high-beta, companies. The move in U.S. stocks mirrored that in most major global markets and came as signs of the end of recession emerged. Historical patterns suggest that this kind of risk-seeking trade tends to fade as investors look to buy stocks on the basis of valuations. Stocks with good price-to-earnings, price-to-book, and price-to-sales ratios tend to win out in the middle stage of a bull market exiting recession.

PORTFOLIO REVIEW/POSITIONING

Within the equity portion of the portfolio, stock selection in the financial services sector was the primary contributor to performance relative to the S&P 500 Index. Overweighted positions in investment firms Goldman Sachs, State Street Corp., and JPMorgan Chase boosted relative performance as all three stocks outperformed the benchmark over the reporting period. Not owning weak-performing financial services firm Citigroup also had a positive impact on relative returns.

Stock selection in the health care and industrial goods and services sectors aided relative performance. Within the health care sector, our overweighted position in pharmaceutical company Wyeth helped as the stock turned in strong relative performance for the reporting period. An underweighted position in pharmaceutical giant Pfizer also boosted results. Within the industrial goods and services sector, our underweighted position in diversified industrial conglomerate General Electric was among the portfolio’s top relative contributors.

Elsewhere, underweighted positions in household products maker Procter & Gamble, integrated oil and gas company Exxon Mobil, and retailer Wal-Mart were all positive factors as the performance of these three stocks lagged the benchmark’s return.

Within the equity portion of the portfolio, a combination of security selection and an underweighted position in the technology sector were the primary detractors from relative performance. An underweighted position in internet search giant Google, which outperformed the benchmark, held back relative performance. Not holding computer and personal electronics maker Apple, software company Microsoft, and wireless communications company QUALCOMM also hurt.

Stocks in other sectors that hindered results included insurance company Allstate and an underweighted position in commercial banking firm Bank of America. Not holding financial services firm Morgan Stanley, oil field services company Schlumberger, and pharmaceutical company Schering-Plough also hampered results as these stocks outperformed the S&P 500 Index over the reporting period.

Within the fixed income portion of the portfolio, a greater exposure to “BBB” rated securities helped as credit markets began to recover from the credit crisis. A larger exposure to financials, most notably the portfolio’s investments in commercial mortgage-backed securities (CMBS), also aided relative performance over the reporting period. The return from yield, which was greater than that of the benchmark, the Barclays Capital U.S. Aggregate Bond Index, was a positive contributor to performance.

Within the fixed income portion of the Portfolio, holdings of longer-term U.S. Treasury bonds were among the fund’s top relative detractors.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-1

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MFS Total Return Portfolio
Class A	4.53	-12.70	1.28	1.45	—
Class B	4.40	-12.92	1.03	—	2.08
Class E	4.44	-12.84	1.13	—	1.13
Class F	4.42	-12.88	—	—	-2.83
S&P 500 Index	3.16	-26.21	-2.24	-2.22	—
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.01	5.98	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	10.0
U.S. Treasury Notes	7.1
Federal Home Loan Mortgage Corp.	4.5
Lockheed Martin Corp.	2.0
JPMorgan Chase & Co.	2.0
AT&T, Inc.	1.9
Exxon Mobil Corp.	1.9
Philip Morris International, Inc.	1.9
The Goldman Sachs Group, Inc.	1.8
The Bank of New York Mellon Corp.	1.6

Top Equity Sectors

% of Equity Market Value
Financials	17.8
Energy	13.6
Consumer Staples	11.9
Utilities & Communication	11.6
Health Care	11.6

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage-Backed	37.2
High Grade Corporates	26.6
U.S. Treasuries	21.2
Commercial Mortgage-Backed	5.8
U.S. Government Agencies	2.5

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MFS Total Return—Class A	Actual	0.60%	$1,000.00	$1,045.30	$3.04
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

MFS Total Return—Class B	Actual	0.85%	$1,000.00	$1,044.00	$4.31
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

MFS Total Return—Class E	Actual	0.75%	$1,000.00	$1,044.40	$3.80
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

MFS Total Return—Class F	Actual	0.80%	$1,000.00	$1,044.20	$4.05
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—58.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.0%
Goodrich Corp. (a)	14,310	$715,071
Lockheed Martin Corp. (a)	289,399	23,340,029
Northrop Grumman Corp. (a)	222,126	10,146,716
United Technologies Corp.	228,000	11,846,880

		46,048,696

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B) (a)	40,330	2,016,097

Auto Components—0.3%
Johnson Controls, Inc. (a)	138,630	3,011,044

Beverages—1.7%
Diageo, Plc. (GBP)	501,886	7,206,232
Heineken NV (EUR)	46,900	1,741,470
Molson Coors Brewing Co. (a)	31,630	1,338,898
PepsiCo, Inc.	171,265	9,412,724

		19,699,324

Biotechnology—0.2%
Genzyme Corp. (b)	48,030	2,673,830

Capital Markets—4.5%
Franklin Resources, Inc.	22,020	1,585,660
Invesco, Ltd.	105,120	1,873,239
State Street Corp.	247,930	11,702,296
The Bank of New York Mellon Corp.	617,030	18,085,149
The Charles Schwab Corp.	80,620	1,414,075
The Goldman Sachs Group, Inc.	111,980	16,510,331

		51,170,750

Chemicals—1.4%
Air Products & Chemicals, Inc.	97,434	6,293,262
PPG Industries, Inc. (a)	208,650	9,159,735

		15,452,997

Commercial Banks—1.4%
PNC Financial Services Group, Inc.	125,320	4,863,669
Regions Financial Corp.	249,810	1,009,233
Wells Fargo & Co.	418,400	10,150,384

		16,023,286

Communications Equipment—0.3%
Cisco Systems, Inc. (b)	86,480	1,611,987
Nokia OYJ (ADR) (a)	137,160	1,999,793

		3,611,780

Computers & Peripherals—1.4%
Hewlett-Packard Co.	184,000	7,111,600
International Business Machines Corp.	89,300	9,324,706

		16,436,306

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a) (b)	35,080	2,494,890

Security Description	Shares	Value*

Diversified Financial Services—2.2%
Bank of America Corp.	230,600	$3,043,920
Deutsche Boerse AG (EUR)	12,800	994,262
JPMorgan Chase & Co.	630,550	21,508,060

		25,546,242

Diversified Telecommunication Services—2.2%
AT&T, Inc.	846,854	21,035,854
Embarq Corp. (a)	42,456	1,785,699
KONINKLIJKE KPN NV (EUR)	135,500	1,865,490

		24,687,043

Electric Utilities—1.9%
Allegheny Energy, Inc. (a)	52,300	1,341,495
American Electric Power Co., Inc. (a)	76,680	2,215,285
Entergy Corp.	31,428	2,436,299
FPL Group, Inc. (a)	139,610	7,938,225
Northeast Utilities	27,450	612,409
PPL Corp. (a)	154,096	5,079,004
Progress Energy, Inc. (a)	42,790	1,618,746

		21,241,463

Electrical Equipment—0.1%
First Solar, Inc. (b)	4,200	680,904
Rockwell Automation, Inc. (a)	31,660	1,016,919

		1,697,823

Electronic Equipment, Instruments & Components—0.4%
Agilent Technologies, Inc. (a) (b)	105,850	2,149,813
Tyco Electronics, Ltd. (a)	110,500	2,054,195

		4,204,008

Energy Equipment & Services—0.4%
Halliburton Co.	47,750	988,425
National Oilwell Varco, Inc. (b)	73,340	2,395,284
Noble Corp. (a)	39,150	1,184,288

		4,567,997

Food & Staples Retailing—1.9%
CVS Caremark Corp.	322,513	10,278,489
The Kroger Co. (a)	238,450	5,257,823
Wal-Mart Stores, Inc.	37,730	1,827,641
Walgreen Co.	131,470	3,865,218

		21,229,171

Food Products—2.0%
General Mills, Inc.	41,950	2,350,039
Groupe Danone (EUR) (a)	33,450	1,653,231
Kellogg Co. (a)	101,170	4,711,487
Nestle S.A. (CHF)	305,719	11,535,003
The J. M. Smucker Co. (a)	58,906	2,866,366

		23,116,126

Health Care Equipment & Supplies—0.9%
Becton, Dickinson & Co.	9,800	698,838

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Dentsply International, Inc. (a)	47,570	$1,451,836
Medtronic, Inc.	220,620	7,697,432

		9,848,106

Health Care Providers & Services—0.5%
UnitedHealth Group, Inc.	56,260	1,405,375
WellPoint, Inc. (b)	75,810	3,857,971

		5,263,346

Household Durables—0.1%
Pulte Homes, Inc. (a) (b)	148,270	1,309,224

Household Products—1.1%
Clorox Co. (a)	40,000	2,233,200
Procter & Gamble Co.	199,882	10,213,970

		12,447,170

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a) (b)	120,820	3,136,487

Industrial Conglomerates—0.7%
3M Co.	123,370	7,414,537

Insurance—2.4%
AON Corp.	61,780	2,339,609
Prudential Financial, Inc.	89,560	3,333,423
The Allstate Corp.	371,266	9,058,890
The Chubb Corp.	54,100	2,157,508
The Travelers Cos., Inc.	243,130	9,978,055

		26,867,485

Internet Software & Services—0.1%
Google, Inc. (Class A) (b)	3,360	1,416,542

IT Services—1.2%
Accenture, Ltd. (Class A)	209,869	7,022,217
Automatic Data Processing, Inc. (a)	26,300	932,072
The Western Union Co.	221,890	3,638,996
Visa, Inc. (a)	24,510	1,525,992

		13,119,277

Leisure Equipment & Products—0.2%
Hasbro, Inc. (a)	85,500	2,072,520

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc. (a) (b)	32,500	1,325,025
Waters Corp. (a) (b)	65,710	3,382,094

		4,707,119

Machinery—0.9%
Danaher Corp. (a)	72,260	4,461,333
Deere & Co. (a)	33,880	1,353,506
Eaton Corp. (a)	92,020	4,105,012

		9,919,851

Security Description	Shares	Value*

Media—1.4%
Omnicom Group, Inc. (a)	239,090	$7,550,462
The Walt Disney Co. (a)	306,580	7,152,511
WPP, Plc. (GBP)	253,469	1,685,538

		16,388,511

Metals & Mining—0.1%
Alcoa, Inc. (a)	61,750	637,878

Multi-Utilities—1.7%
CMS Energy Corp. (a)	70,350	849,828
Dominion Resources, Inc. (a)	150,592	5,032,784
PG&E Corp. (a)	92,520	3,556,469
Public Service Enterprise Group, Inc. (a)	204,690	6,679,035
Sempra Energy (a)	66,870	3,318,758

		19,436,874

Multiline Retail—0.5%
Macy’s, Inc. (a)	249,340	2,932,238
Target Corp. (a)	78,810	3,110,631

		6,042,869

Oil, Gas & Consumable Fuels—7.8%
Anadarko Petroleum Corp. (a)	81,950	3,719,710
Apache Corp.	159,020	11,473,293
Chevron Corp.	166,886	11,056,197
ConocoPhillips	36,620	1,540,237
Devon Energy Corp. (a)	80,730	4,399,785
EOG Resources, Inc. (a)	46,470	3,156,242
Exxon Mobil Corp.	315,294	22,042,204
Hess Corp.	95,170	5,115,387
Marathon Oil Corp.	115,850	3,490,561
Noble Energy, Inc. (a)	27,550	1,624,624
Occidental Petroleum Corp.	46,860	3,083,857
Total S.A. (ADR)	297,930	16,156,744
Williams Cos., Inc.	106,480	1,662,153

		88,520,994

Pharmaceuticals—4.9%
Abbott Laboratories	155,558	7,317,448
GlaxoSmithKline, Plc. (GBP)	97,280	1,712,745
Johnson & Johnson	219,868	12,488,502
Merck & Co., Inc. (a)	428,053	11,968,362
Merck KGaA (EUR)	22,620	2,304,716
Pfizer, Inc. (a)	312,790	4,691,850
Roche Holding AG (CHF)	9,470	1,288,026
Wyeth	312,440	14,181,652

		55,953,301

Professional Services—0.1%
Dun & Bradstreet Corp.	17,040	1,383,818

Road & Rail—0.0%
Burlington Northern Santa Fe Corp. (a)	7,345	540,151

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—0.8%
Intel Corp. (a)	535,370	$8,860,373

Software—0.8%
Oracle Corp.	422,750	9,055,305

Specialty Retail—0.7%
Home Depot, Inc. (a)	60,460	1,428,670
Staples, Inc. (a)	191,500	3,862,555
The Sherwin-Williams Co. (a)	49,150	2,641,812

		7,933,037

Textiles, Apparel & Luxury Goods—0.7%
Nike, Inc. (a)	159,770	8,272,891

Tobacco—2.2%
Altria Group, Inc. (a)	80,096	1,312,773
Lorillard, Inc. (a)	50,010	3,389,178
Philip Morris International, Inc.	469,050	20,459,961

		25,161,912

Trading Companies & Distributors—0.4%
W.W. Grainger, Inc. (a)	53,590	4,387,949

Wireless Telecommunication Services—0.7%
Vodafone Group, Plc. (GBP)	4,168,850	8,056,803

Total Common Stock (Identified Cost $721,960,574)		663,083,203

Fixed Income—39.9%
	Par Amount

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,707,500

Asset Backed—0.5%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.108%, 12/28/40 (c)	1,510,000	556,737
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35 (d)	1,600,000	464,000
Connecticut RRB Special Purpose Trust CL&P 6.210%, 12/30/11 (c)	228,707	272,226
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	1,272	1,206
4.823%, 08/25/35	18,800	18,374
5.689%, 10/25/36	930,000	402,228
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	355,244
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	357,033

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	$1,297,950	$1,332,798
4.770%, 04/01/24	66,664	69,025
4.950%, 03/01/25 (c)	404,572	421,798
4.990%, 09/01/24 (c)	220,506	229,097
5.110%, 08/01/25 (c)	573,212	597,188
5.180%, 05/01/24 (c)	107,399	112,165
5.520%, 06/01/24 (c)	373,974	393,036
Structured Asset Securities Corp. 4.670%, 03/25/35	281,345	233,497

		5,815,652

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. (144A) 8.000%, 11/15/39	1,270,000	1,384,404
Dr. Pepper Snapple Group, Inc. 6.120%, 05/01/13	430,000	445,154
6.820%, 05/01/18	533,000	563,656
Miller Brewing Co. (144A) 5.500%, 08/15/13	1,311,000	1,296,246

		3,689,460

Capital Markets—0.7%
Merrill Lynch & Co., Inc. 6.110%, 01/29/37	1,270,000	980,891
6.150%, 04/25/13	1,160,000	1,161,639
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,108,254
6.625%, 04/01/18	1,270,000	1,266,071
7.300%, 05/13/19	350,000	362,932
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,284,008
6.000%, 05/01/14	840,000	876,674
7.500%, 02/15/19	1,212,000	1,293,636

		8,334,105

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	94,854	12,094
RAAC Series 4.971%, 09/25/34	752,000	527,015

		539,109

Commercial Banks—1.3%
Bank One Corp. 8.000%, 04/29/27	100,000	107,838
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	365,000
Credit Suisse (New York) 5.500%, 05/01/14	1,470,000	1,527,242
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,303,085

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	$1,060,000	$1,098,368
Nordea Bank AB (144A) 5.424%, 12/29/49 (c)	359,000	222,580
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	730,000	733,122
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	1,330,000	1,316,599
The Royal Bank of Scotland, Plc. (144A) 2.625%, 05/11/12	2,290,000	2,296,159
U.S. Bancorp 7.500%, 06/01/26	400,000	310,773
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,262,559
WOORI Bank (144A) 6.125%, 05/03/16 (c)	2,620,000	2,410,549

		14,953,874

Commercial Mortgage-Backed Securities—2.5%
Banc of America Commercial Mortgage, Inc. 5.414%, 09/10/47	1,861,000	1,483,866
5.634%, 07/10/46	349,000	275,391
Bear Stearns Commercial Mortgage Securities 4.680%, 08/13/39	150,000	138,220
Citigroup Commercial Mortgage Trust 5.888%, 12/10/49 (c)	3,630,000	2,870,160
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,191,860
FHLMC Multifamily Structured Pass Through Certificates 4.952%, 03/19/19	1,226,000	1,272,906
GE Capital Commercial Mortgage Corp. 5.515%, 03/10/44 (c)	1,000,000	512,464
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	29,016
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	306,756	299,486
4.915%, 01/05/36 (c)	500,000	471,644
5.317%, 06/10/36 (c)	1,341,434	1,239,371
5.475%, 02/10/17	3,025,000	1,592,960
GS Mortgage Securities Corp. II 5.560%, 11/10/39	622,375	507,613
JPMorgan Chase Commercial Mortgage Securities Corp. 5.402%, 05/15/41 (c)	1,292,933	1,143,050
5.420%, 01/15/49	741,698	545,956
5.429%, 12/12/43	725,000	586,111
5.475%, 04/15/43 (c)	2,260,000	1,802,632
5.552%, 05/12/45	949,000	762,632
6.007%, 06/15/49 (c)	1,900,000	1,450,907
6.065%, 04/15/45 (c)	2,260,000	1,918,212
Merrill Lynch Mortgage Trust 6.022%, 07/12/17 (c)	929,000	175,523

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.650%, 02/12/39 (c)	$560,000	$289,956
5.810%, 06/12/50 (c)	1,735,738	1,241,217
Morgan Stanley Capital I 5.150%, 06/13/41	250,000	228,358
Morgan Stanley Capital I (144A) 1.036%, 11/15/30 (c) (e)	6,394,376	134,450
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,224,180	883,354
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	1,883,395	1,655,645
5.795%, 07/15/45 (c)	609,448	313,866
6.100%, 02/15/51 (c)	3,000,000	2,208,598
6.158%, 06/15/45 (c)	1,530,000	805,281

		28,030,705

Commercial Services & Supplies—0.3%
Qtel International Finance, Ltd. (144A) 7.875%, 06/10/19	944,000	960,404
The Western Union Co. 5.400%, 11/17/11	1,721,000	1,798,689
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,105,627

		3,864,720

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,415,822

Consumer Finance—0.3%
American Express Co. 5.500%, 09/12/16	1,997,000	1,814,917
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,177,090

		2,992,007

Diversified Financial Services—2.4%
Asian Development Bank 2.750%, 05/21/14	970,000	952,234
Bank of America Corp. 5.490%, 03/15/19	696,000	565,453
7.375%, 05/15/14	510,000	526,838
7.625%, 06/01/19	710,000	713,167
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	926,341
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	805,000	775,863
Diageo Finance BV 5.500%, 04/01/13	1,182,000	1,242,686
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	1,089,455
Enel Finance International S.A. (144A) 6.250%, 09/15/17	1,494,000	1,559,847

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 5.450%, 01/15/13 (a)	$572,000	$587,050
GG1C Funding Corp. (144A) 5.129%, 01/15/14	510,561	469,894
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	546,000	571,140
HSBC Finance Corp. 5.250%, 01/14/11	1,300,000	1,308,778
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,217,047
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	782,939
MUFG Capital Finance I, Ltd. 6.346%, 07/29/49 (c)	653,000	571,643
Natixis (144A) 10.000%, 04/29/49 (c)	1,749,000	1,049,190
ORIX Corp. 5.480%, 11/22/11	1,650,000	1,520,331
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,000,917
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,322,614
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	738,383
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	1,286,200
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,366,785
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,361,431
UniCredito Italiano Capital Trust II (144A) 9.200%, 10/05/49 (c)	1,412,000	909,320
W3A Funding Corp. 8.090%, 01/02/17	629,562	604,921
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	500,000	361,450
6.500%, 05/09/37 (c)	1,950,000	1,404,000

		26,785,917

Diversified Telecommunication Services—0.4%
AT&T, Inc. 6.550%, 02/15/39	1,290,000	1,287,706
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	374,210
Telefonica Europe BV 7.750%, 09/15/10	488,000	514,780
Verizon New York, Inc. 6.875%, 04/01/12	2,172,000	2,301,944

		4,478,640

Electric Utilities—1.0%
Bruce Mansfield Unit 6.850%, 06/01/34	2,370,000	1,835,491
Exelon Generation Co., LLC 6.950%, 06/15/11	2,478,000	2,624,083

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
Hydro-Quebec 6.300%, 05/11/11	$1,600,000	$1,734,126
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	768,000	817,924
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,825,000	1,927,332
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	105,325
PSEG Power, LLC 5.500%, 12/01/15	977,000	970,658
6.950%, 06/01/12	1,000,000	1,076,573
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	46,069

		11,137,581

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,257,478

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,259,791
7.750%, 03/15/32	625,000	660,879

		1,920,670

Federal Agencies—15.6%
Federal Home Loan Mortgage Corp. 4.125%, 11/18/09	3,100,000	3,144,934
4.500%, 05/01/18	332,015	344,348
4.500%, 08/01/18	528,473	548,103
4.500%, 11/01/18	504,636	523,381
4.500%, 01/01/19	941,709	976,690
4.500%, 08/01/19	51,269	52,709
4.500%, 02/01/20	336,960	346,423
4.500%, 04/01/35	1,120,817	1,119,786
4.500%, 06/01/39	4,380,000	4,365,585
5.000%, 12/01/17	20,863	21,859
5.000%, 05/01/18	216,484	225,086
5.000%, 06/01/18	32,537	34,070
5.000%, 09/01/18	502,135	525,798
5.000%, 12/01/18	69,797	73,087
5.000%, 02/01/19	559,606	583,879
5.000%, 06/01/19	240,549	250,983
5.000%, 09/01/33	2,106,162	2,153,798
5.000%, 11/01/33	1,226,392	1,254,130
5.000%, 03/01/34	351,055	358,830
5.000%, 04/01/34	382,651	391,126
5.000%, 08/01/35	1,145,950	1,170,078
5.000%, 10/01/35	3,553,156	3,627,967
5.000%, 11/01/35	379,153	387,136
5.500%, 01/01/19	110,672	116,441
5.500%, 04/01/19	66,488	70,161
5.500%, 06/01/19	47,877	50,372
5.500%, 07/01/19	156,399	164,551

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 08/01/19	$48,534	$51,063
5.500%, 12/01/19	93,956	98,854
5.500%, 02/01/20	24,623	25,830
5.500%, 10/01/24	463,276	481,629
5.500%, 06/01/25	942,058	978,717
5.500%, 07/01/25	432,158	448,975
5.500%, 08/01/25	675,231	701,508
5.500%, 05/01/33	1,101,981	1,143,122
5.500%, 12/01/33	1,629,118	1,689,940
5.500%, 01/01/34	1,525,408	1,582,357
5.500%, 04/01/34	258,995	268,503
5.500%, 11/01/34	205,810	213,365
5.500%, 12/01/34	320,721	332,494
5.500%, 05/01/35	136,711	141,602
5.500%, 09/01/35	360,338	373,228
5.500%, 10/01/35	574,954	595,521
6.000%, 04/01/16	78,222	83,302
6.000%, 04/01/17	142,415	151,574
6.000%, 07/01/17	74,450	79,238
6.000%, 10/01/17	104,191	110,892
6.000%, 08/01/19	405,035	428,869
6.000%, 09/01/19	183,886	194,707
6.000%, 11/01/19	115,153	122,271
6.000%, 05/01/21	256,566	271,663
6.000%, 10/01/21	307,716	325,823
6.000%, 02/01/23	652,713	688,725
6.000%, 12/01/25	270,920	285,158
6.000%, 02/01/26	274,775	289,216
6.000%, 04/01/34	168,924	177,427
6.000%, 07/01/34	517,721	543,780
6.000%, 08/01/34	3,123,017	3,280,206
6.000%, 09/01/34	80,872	84,943
6.000%, 07/01/35	321,556	336,535
6.000%, 08/01/35	400,689	419,354
6.000%, 11/01/35	1,002,751	1,049,461
6.000%, 03/01/36	463,357	484,507
6.000%, 10/01/36	720,123	756,368
6.000%, 03/01/37	593,863	620,506
6.000%, 05/01/37	776,178	810,999
6.000%, 06/01/37	1,072,880	1,121,013
6.500%, 05/01/34	129,806	138,652
6.500%, 06/01/34	172,653	184,418
6.500%, 08/01/34	725,838	775,301
6.500%, 10/01/34	634,072	679,659
6.500%, 11/01/34	281,228	300,393
6.500%, 05/01/37	354,616	377,265
6.500%, 07/01/37	1,170,769	1,245,545
Federal National Mortgage Association 3.000%, 07/12/10	787,000	806,914
4.010%, 08/01/13 (c)	144,846	147,955
4.020%, 08/01/13 (c)	575,780	590,464
4.500%, 04/01/18	387,610	402,129
4.500%, 06/01/18	900,971	934,720
4.500%, 07/01/18	508,617	527,669
4.500%, 03/01/19	589,211	610,361

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.500%, 06/01/19	$622,946	$645,307
4.500%, 04/01/20	488,561	506,098
4.500%, 07/01/20	261,939	271,342
4.500%, 08/01/33	1,869,320	1,875,143
4.500%, 02/01/35	452,850	453,907
4.500%, 09/01/35	630,175	631,055
4.582%, 05/01/14 (c)	807,165	838,769
4.630%, 04/01/14	360,055	374,446
4.700%, 03/01/15	604,255	627,733
4.767%, 04/01/13 (c)	64,222	67,269
4.840%, 08/01/14 (c)	882,015	926,333
4.845%, 06/01/13	90,549	95,140
4.872%, 02/01/14 (c)	645,951	676,437
4.880%, 03/01/20	427,513	440,870
4.940%, 08/01/15	50,000	52,088
5.000%, 11/01/17	556,800	583,214
5.000%, 02/01/18	1,963,937	2,057,094
5.000%, 12/01/18	1,528,661	1,600,699
5.000%, 07/01/19	845,996	883,220
5.000%, 07/01/20	676,644	704,936
5.000%, 08/01/20	203,182	211,677
5.000%, 11/01/33	875,953	896,175
5.000%, 03/01/34	1,216,434	1,244,264
5.000%, 04/01/34	360,019	368,049
5.000%, 05/01/34	379,410	387,873
5.000%, 08/01/34	427,847	437,390
5.000%, 09/01/34	1,490,793	1,524,045
5.000%, 12/01/34	223,174	228,151
5.000%, 01/01/35	430,707	440,314
5.000%, 06/01/35	1,594,679	1,629,251
5.000%, 07/01/35	4,552,202	4,650,892
5.000%, 08/01/35	933,659	953,901
5.000%, 08/01/36	457,004	466,912
5.000%, TBA	3,470,000	3,532,894
5.370%, 02/01/13 (c)	378,388	403,473
5.370%, 05/01/18	630,000	670,458
5.466%, 11/01/15 (c)	426,776	458,448
5.500%, 11/01/17	884,729	934,993
5.500%, 12/01/17	165,484	174,885
5.500%, 01/01/18	587,078	620,432
5.500%, 02/01/18	506,830	535,307
5.500%, 06/01/19	673,609	709,984
5.500%, 07/01/19	566,059	596,626
5.500%, 08/01/19	169,357	178,503
5.500%, 09/01/19	592,005	623,972
5.500%, 01/01/21	262,967	276,509
5.500%, 03/01/21	74,857	78,502
5.500%, 02/01/33	525,298	545,074
5.500%, 05/01/33	50,524	52,426
5.500%, 06/01/33	1,720,191	1,784,949
5.500%, 07/01/33	2,182,456	2,264,617
5.500%, 11/01/33	1,274,307	1,322,279
5.500%, 12/01/33	253,735	263,287
5.500%, 01/01/34 (c)	392,325	407,095
5.500%, 01/01/34	603,473	626,192

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 02/01/34	$1,441,385	$1,495,429
5.500%, 03/01/34	186,380	193,341
5.500%, 04/01/34	462,366	479,484
5.500%, 05/01/34	2,051,327	2,127,269
5.500%, 06/01/34	2,586,992	2,682,766
5.500%, 07/01/34	1,357,630	1,407,892
5.500%, 09/01/34	3,945,693	4,091,769
5.500%, 10/01/34	4,313,406	4,473,094
5.500%, 11/01/34	5,478,303	5,681,118
5.500%, 12/01/34	2,569,444	2,664,569
5.500%, 01/01/35	2,021,547	2,096,387
5.500%, 02/01/35	316,888	328,620
5.500%, 04/01/35	419,199	434,325
5.500%, 07/01/35	469,559	486,503
5.500%, 08/01/35	553,485	573,457
5.500%, 09/01/35 (c)	1,259,720	1,305,175
6.000%, 05/15/11 (a)	1,473,000	1,600,955
6.000%, 07/01/16	300,446	320,332
6.000%, 01/01/17	356,180	379,532
6.000%, 02/01/17 (c)	341,726	364,344
6.000%, 07/01/17	534,670	570,058
6.000%, 08/01/17	59,029	62,899
6.000%, 09/01/17	311,894	332,343
6.000%, 03/01/18	49,256	52,485
6.000%, 11/01/18	295,305	314,850
6.000%, 01/01/21	303,301	321,670
6.000%, 05/01/21	182,530	193,585
6.000%, 11/01/25	142,101	149,690
6.000%, 02/01/32	1,188,850	1,254,260
6.000%, 03/01/34	113,054	119,737
6.000%, 04/01/34	1,813,370	1,907,621
6.000%, 06/01/34	1,720,862	1,809,627
6.000%, 07/01/34	2,048,388	2,154,048
6.000%, 08/01/34	3,443,519	3,621,142
6.000%, 10/01/34	1,609,565	1,692,591
6.000%, 11/01/34	248,195	260,998
6.000%, 12/01/34	130,096	136,807
6.000%, 08/01/35	380,081	398,736
6.000%, 09/01/35 (c)	513,848	543,740
6.000%, 10/01/35	688,613	722,413
6.000%, 11/01/35	316,084	331,598
6.000%, 12/01/35	1,029,989	1,080,543
6.000%, 02/01/36	762,077	799,482
6.000%, 04/01/36	1,509,903	1,581,653
6.000%, 06/01/36	525,886	551,431
6.000%, 03/01/37	642,359	672,281
6.000%, 07/01/37	814,761	852,714
6.330%, 03/01/11 (c)	158,479	167,797
6.500%, 06/01/31	304,986	327,771
6.500%, 07/01/31	144,757	155,571
6.500%, 08/01/31	89,621	96,317
6.500%, 09/01/31	389,988	419,123
6.500%, 02/01/32	296,008	318,122
6.500%, 07/01/32	703,836	756,874
6.500%, 08/01/32	657,797	706,734

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 01/01/33	$275,076	$295,541
6.500%, 04/01/34	414,725	444,619
6.500%, 06/01/34	192,536	206,198
6.500%, 08/01/34	226,692	242,778
6.500%, 04/01/36	316,434	337,552
6.500%, 05/01/36	509,615	543,626
6.500%, 02/01/37	1,597,019	1,703,101
6.500%, 05/01/37	836,952	892,547
6.500%, 07/01/37	729,693	778,163
7.500%, 10/01/29	83,700	91,183
7.500%, 02/01/30	47,310	51,618
7.500%, 11/01/31	174,583	190,588
7.500%, 02/01/32	51,142	55,827
Government National Mortgage Association 4.500%, 07/20/33	118,495	118,855
4.500%, 09/15/33	512,958	516,626
4.500%, 09/20/33	61,531	61,718
4.500%, 12/20/34	62,196	62,299
4.500%, 03/20/35	308,153	308,244
5.000%, 07/20/33	229,885	234,248
5.000%, 03/15/34	215,963	221,395
5.000%, 06/15/34	363,607	372,754
5.000%, 12/15/34	212,621	217,970
5.000%, 06/15/35	87,362	89,477
5.000%, TBA	3,470,000	3,537,231
5.500%, 11/15/32	646,905	672,427
5.500%, 08/15/33	2,402,932	2,496,984
5.500%, 12/15/33	910,012	941,652
5.500%, 09/15/34	859,290	891,581
5.500%, 10/15/35	265,302	275,023
6.000%, 12/15/28	174,768	183,690
6.000%, 12/15/31	173,679	182,710
6.000%, 03/15/32	7,378	7,754
6.000%, 10/15/32	653,174	686,521
6.000%, 01/15/33	111,539	117,165
6.000%, 02/15/33	5,971	6,272
6.000%, 04/15/33	700,269	735,583
6.000%, 08/15/33	5,707	5,995
6.000%, 07/15/34	532,448	557,969
6.000%, 09/15/34	374,561	392,513
6.000%, 01/20/35	243,301	253,281
6.000%, 02/20/35	125,079	130,210
6.000%, 04/20/35	205,844	214,288
6.000%, 01/15/38	1,027,881	1,072,007

		177,278,355

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,118,766
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,744,876

		2,863,642

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Food Products—0.0%
General Mills, Inc. 5.650%, 02/15/19	$240,000	$250,839

Foreign Government—0.5%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	1,982,850
MDC-GMTN B.V. (144A) 7.625%, 05/06/19	1,290,000	1,244,575
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,323,541

		5,550,966

Government Agency—0.5%
California Educational Facilities Authority 5.000%, 03/15/39	730,000	762,419
Financing Corp. (FICO) 9.650%, 11/02/18	430,000	593,247
Massachusetts Health & Educational Facilities Authority 5.500%, 06/01/30	735,000	824,251
Metropolitan Transportation Authority 7.336%, 11/15/39	1,075,000	1,268,683
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,222,263
State of California 7.500%, 04/01/34	380,000	347,461
7.550%, 04/01/39	1,065,000	969,566
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	98,568

		6,086,458

Health Care Equipment & Supplies—0.1%
Hospira, Inc. 5.550%, 03/30/12	530,000	552,161
6.050%, 03/30/17 (c)	979,000	956,088

		1,508,249

Health Care Providers & Services—0.1%
Cardinal Health, Inc. 5.800%, 10/15/16	793,000	767,582
HCA, Inc. 8.750%, 09/01/10	112,000	112,280

		879,862

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	842,318

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,396,000	1,401,246

Security Description	Par Amount	Value*

Insurance—0.3%
American International Group, Inc. (144A) 8.250%, 08/15/18	$660,000	$388,415
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	1,688,000
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	101,986
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	731,250
The Allstate Corp. 5.550%, 05/09/35	1,236,000	1,048,279

		3,957,930

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	875,153
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,269,217

		2,144,370

Media—0.3%
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	1,040,936
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	150,769
News America Holdings, Inc. 8.500%, 02/23/25	722,000	733,069
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,387,964

		3,312,738

Metals & Mining—0.1%
ArcelorMittal 6.125%, 06/01/18	1,727,000	1,511,125

Multi-Utilities—0.1%
CenterPoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,379,202

Oil, Gas & Consumable Fuels—1.0%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,195,558
ConocoPhillips 6.000%, 01/15/20	880,000	942,221
Devon OEI Operating, Inc. 7.250%, 10/01/11	2,215,000	2,423,739
Enterprise Products Operating, LLC 6.500%, 01/31/19 (a)	908,000	922,803
Hess Corp. 8.125%, 02/15/19	300,000	341,536
Husky Energy, Inc. 5.900%, 06/15/14	771,000	806,582
7.250%, 12/15/19	787,000	859,854
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	37,758

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Petroleos Mexicanos 8.000%, 05/03/19	$759,000	$810,441
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	970,000	951,172
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,151,283

		11,442,947

Pharmaceuticals—0.4%
Allergan, Inc. 5.750%, 04/01/16	1,430,000	1,409,788
Pfizer, Inc. 6.200%, 03/15/19	858,000	938,330
7.200%, 03/15/39	540,000	641,202
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,760,000	1,875,978

		4,865,298

Real Estate Investment Trusts—0.4%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	179,928
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,436,436
Prologis 5.750%, 04/01/16	1,743,000	1,373,836
Simon Property Group, L.P. 5.875%, 03/01/17	1,328,000	1,219,299
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	520,414

		4,729,913

Road & Rail—0.2%
CSX Corp. 6.750%, 03/15/11	92,000	96,578
7.900%, 05/01/17	1,120,000	1,238,446
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	397,056

		1,732,080

Specialty Retail—0.1%
Home Depot, Inc. 5.875%, 12/16/36	504,000	444,661
Limited Brands, Inc. 5.250%, 11/01/14	1,028,000	873,958

		1,318,619

Security Description	Par Amount	Value*

Tobacco—0.2%
Altria Group, Inc. 9.700%, 11/10/18	$728,000	$834,613
Philip Morris International, Inc. 4.875%, 05/16/13	826,000	866,793

		1,701,406

U.S. Treasury—8.6%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	293,000	301,836
5.000%, 05/15/37 (a)	2,857,000	3,179,304
5.375%, 02/15/31 (a)	9,533,000	10,942,092
6.250%, 08/15/23 (a)	1,251,000	1,523,874
8.500%, 02/15/20 (a)	1,104,000	1,552,500
U.S. Treasury Notes 0.875%, 02/28/11	7,654,000	7,648,642
1.500%, 10/31/10 (a)	11,093,000	11,216,066
1.500%, 12/31/13 (a)	3,886,000	3,743,007
2.000%, 11/30/13	2,098,000	2,067,185
2.625%, 02/29/16	800,000	776,313
3.125%, 09/30/13	17,906,000	18,524,312
3.500%, 05/31/13 (a)	3,900,000	4,109,017
3.750%, 11/15/18 (a)	4,488,000	4,565,508
3.875%, 02/15/13	5,448,000	5,807,655
4.125%, 08/31/12 (a)	7,209,000	7,742,913
4.125%, 05/15/15 (a)	125,000	133,320
4.500%, 04/30/12 (a)	3,651,000	3,951,068
4.750%, 08/15/17 (a)	2,444,000	2,679,235
5.125%, 06/30/11 (a)	764,000	824,105
6.500%, 02/15/10	6,277,000	6,514,101

		97,802,053

Wireless Telecommunication Services—0.2%
AT&T Mobility, LLC 6.500%, 12/15/11	900,000	970,940
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,589,814

		2,560,754

Yankee—0.2%
Nexen, Inc. 5.875%, 03/10/35	462,000	395,860
Petro-Canada 6.050%, 05/15/18	1,664,000	1,655,860
StatoilHydro ASA 7.750%, 06/15/23	100,000	118,858

		2,170,578

Total Fixed Income (Identified Cost $464,740,485)		454,214,188

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments — 10.8%

Security Description	Shares/Par Amount	Value*

Commercial Paper—2.0%
Citigroup Funding, Inc. 0.180%, 07/01/09	$22,925,000	$22,925,000

Mutual Funds—8.8%
State Street Navigator Securities Lending Prime Portfolio (f)	99,935,770	99,935,770

Total Short Term Investments (Identified Cost $122,860,770)		122,860,770

Total Investments—109.0% (Identified Cost $1,309,561,829) (g)		1,240,158,161
Liabilities in excess of other assets		(102,642,716)

Net Assets—100%		$1,137,515,445

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $97,701,802 and the collateral received consisted of cash in the amount of $99,935,770 and non-cash collateral with a value of $441,992. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,309,590,957 and the composition of unrealized appreciation and depreciation of investment securities was $34,394,576 and $(103,827,372), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $30,437,111, which is 2.7% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$46,048,696	$—	$—	$46,048,696
Air Freight & Logistics	2,016,097	—	—	2,016,097
Auto Components	3,011,044	—	—	3,011,044
Beverages	10,751,622	8,947,702	—	19,699,324
Biotechnology	2,673,830	—	—	2,673,830
Capital Markets	51,170,750	—	—	51,170,750
Chemicals	15,452,997	—	—	15,452,997
Commercial Banks	16,023,286	—	—	16,023,286
Communications Equipment	3,611,780	—	—	3,611,780
Computers & Peripherals	16,436,306	—	—	16,436,306
Diversified Consumer Services	2,494,890	—	—	2,494,890
Diversified Financial Services	24,551,980	994,262	—	25,546,242
Diversified Telecommunication Services	22,821,553	1,865,490	—	24,687,043
Electric Utilities	21,241,463	—	—	21,241,463
Electrical Equipment	1,697,823	—	—	1,697,823
Electronic Equipment, Instruments & Components	4,204,008	—	—	4,204,008
Energy Equipment & Services	4,567,997	—	—	4,567,997
Food & Staples Retailing	21,229,171	—	—	21,229,171
Food Products	9,927,892	13,188,234	—	23,116,126
Health Care Equipment & Supplies	9,848,106	—	—	9,848,106
Health Care Providers & Services	5,263,346	—	—	5,263,346
Household Durables	1,309,224	—	—	1,309,224
Household Products	12,447,170	—	—	12,447,170
Independent Power Producers & Energy Traders	3,136,487	—	—	3,136,487
Industrial Conglomerates	7,414,537	—	—	7,414,537
Insurance	26,867,485	—	—	26,867,485
Internet Software & Services	1,416,542	—	—	1,416,542
IT Services	13,119,277	—	—	13,119,277
Leisure Equipment & Products	2,072,520	—	—	2,072,520
Life Sciences Tools & Services	4,707,119	—	—	4,707,119
Machinery	9,919,851	—	—	9,919,851
Media	14,702,973	1,685,538	—	16,388,511
Metals & Mining	637,878	—	—	637,878
Multi-Utilities	19,436,874	—	—	19,436,874
Multiline Retail	6,042,869	—	—	6,042,869
Oil, Gas & Consumable Fuels	88,520,994	—	—	88,520,994
Pharmaceuticals	50,647,814	5,305,487	—	55,953,301
Professional Services	1,383,818	—	—	1,383,818
Road & Rail	540,151	—	—	540,151
Semiconductors & Semiconductor Equipment	8,860,373	—	—	8,860,373
Software	9,055,305	—	—	9,055,305
Specialty Retail	7,933,037	—	—	7,933,037
Textiles, Apparel & Luxury Goods	8,272,891	—	—	8,272,891
Tobacco	25,161,912	—	—	25,161,912
Trading Companies & Distributors	4,387,949	—	—	4,387,949
Wireless Telecommunication Services	—	8,056,803	—	8,056,803
Total Common Stock	623,039,687	40,043,516	—	663,083,203

The accompanying notes are an integral part of the financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Description	Level 1	Level 2	Level 3	Total
Fixed Income
Aerospace & Defense	$—	$1,707,500	$—	$1,707,500
Asset Backed	—	4,794,915	1,020,737	5,815,652
Beverages	—	3,689,460	—	3,689,460
Capital Markets	—	8,334,105	—	8,334,105
Collateralized-Mortgage Obligation	—	539,109	—	539,109
Commercial Banks	—	14,953,874	—	14,953,874
Commercial Mortgage-Backed Securities	—	28,030,705	—	28,030,705
Commercial Services & Supplies	—	3,864,720	—	3,864,720
Construction & Engineering	—	1,415,822	—	1,415,822
Consumer Finance	—	2,992,007	—	2,992,007
Diversified Financial Services	—	26,785,917	—	26,785,917
Diversified Telecommunication Services	—	4,478,640	—	4,478,640
Electric Utilities	—	11,137,581	—	11,137,581
Electronic Equipment, Instruments & Components	—	1,257,478	—	1,257,478
Energy Equipment & Services	—	1,920,670	—	1,920,670
Federal Agencies	—	177,278,355	—	177,278,355
Food & Staples Retailing	—	2,863,642	—	2,863,642
Food Products	—	250,839	—	250,839
Foreign Government	—	5,550,966	—	5,550,966
Government Agency	—	6,086,458	—	6,086,458
Health Care Equipment & Supplies	—	1,508,249	—	1,508,249
Health Care Providers & Services	—	879,862	—	879,862
Hotels, Restaurants & Leisure	—	842,318	—	842,318
Household Durables	—	1,401,246	—	1,401,246
Insurance	—	3,957,930	—	3,957,930
Machinery	—	2,144,370	—	2,144,370
Media	—	3,312,738	—	3,312,738
Metals & Mining	—	1,511,125	—	1,511,125
Multi-Utilities	—	1,379,202	—	1,379,202
Oil, Gas & Consumable Fuels	—	11,442,947	—	11,442,947
Pharmaceuticals	—	4,865,298	—	4,865,298
Real Estate Investment Trusts	—	4,729,913	—	4,729,913
Road & Rail	—	1,732,080	—	1,732,080
Specialty Retail	—	1,318,619	—	1,318,619
Tobacco	—	1,701,406	—	1,701,406
U.S. Treasury	—	97,802,053	—	97,802,053
Wireless Telecommunication Services	—	2,560,754	—	2,560,754
Yankee	—	2,170,578	—	2,170,578
Total Fixed Income	—	453,193,451	1,020,737	454,214,188

Short Term Investments
Commercial Paper	—	22,925,000	—	22,925,000
Mutual Funds	99,935,770	—	—	99,935,770
Total Short Term Investments	99,935,770	22,925,000	—	122,860,770

Total Investments	$722,975,457	$516,161,967	$1,020,737	$1,240,158,161

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Fixed Income	Total
Balance as of December 31, 2008	$2,751,986	$2,751,986
Transfers In (Out) of Level 3	(883,354)	(883,354)
Accrued discounts/premiums	0	0
Realized Gain (Loss)	(346,783)	(346,783)
Change in unrealized appreciation (depreciation)	(501,399)	(501,399)
Net Purchases (Sales)	287	287

Balance as of June 30, 2009	$1,020,737	$1,020,737

The accompanying notes are an integral part of the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,240,158,161
Cash		1,333
Foreign cash at value (c)		(38,783)
Receivable for:
Securities sold		3,601,049
Fund shares sold		213,911
Accrued interest and dividends		5,472,596
Foreign taxes		75,799

Total Assets		1,249,484,066
Liabilities
Payable for:
Securities purchased	$9,667,584
Fund shares redeemed	1,493,120
Withholding taxes	5,475
Collateral for securities loaned	99,935,770
Accrued expenses:
Management fees	509,346
Distribution & service fees	163,983
Deferred directors’ fees	20,150
Other expenses	173,193

Total Liabilities		111,968,621

Net Assets		$1,137,515,445

Net assets consists of:
Capital paid in		$1,483,601,074
Undistributed net investment income		19,361,271
Accumulated net realized losses		(296,047,748)
Unrealized depreciation on investments and foreign currency		(69,399,152)

Net Assets		$1,137,515,445

Net Assets
Class A		$175,910,195
Class B		175,349,874
Class E		36,543,525
Class F		749,711,851

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,640,288
Class B (5,000,000)		1,649,820
Class E (5,000,000)		341,978
Class F (15,000,000)		7,034,218

Net Asset Value and Redemption Price Per Share
Class A		$107.24
Class B		106.28
Class E		106.86
Class F		106.58

(a) Identified cost of investments		$1,309,561,829
(b) Includes cash collateral for securities loaned of		99,935,770
(c) Identified cost of foreign cash		(38,783)

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$11,321,424	(a)
Interest		12,584,641	(b)

		23,906,065
Expenses
Management fees	$2,956,583
Distribution & service fees—Class B	196,884
Distribution & service fees—Class E	26,998
Distribution & service fees—Class F	722,838
Directors’ fees and expenses	16,536
Custodian	110,106
Audit and tax services	18,726
Legal	17,969
Printing	121,934
Insurance	9,496
Miscellaneous	5,285

Total expenses	4,203,355
Less broker commission recapture	(64,118)	4,139,237

Net Investment Income		19,766,828

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(78,130,587)
Foreign currency transactions—net	(50,293)	(78,180,880)

Change in unrealized appreciation on:
Investments—net	102,574,314
Foreign currency transactions—net	5,791	102,580,105

Net gain		24,399,225

Net Increase in Net Assets From Operations		$44,166,053

(a)	Net of foreign taxes of $177,738.
(b)	Includes income on securities loaned of $447,797.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$19,766,828	$45,639,690
Net realized loss	(78,180,880)	(165,471,635)
Change in unrealized appreciation (depreciation)	102,580,105	(255,112,541)

Increase (decrease) in net assets from operations	44,166,053	(374,944,486)

From Distributions to Shareholders
Net investment income
Class A	(7,755,264)	(8,242,746)
Class B	(6,957,171)	(6,933,300)
Class E	(1,586,511)	(2,019,738)
Class F	(31,753,062)	(37,319,916)

	(48,052,008)	(54,515,700)

Net realized gain
Class A	0	(17,741,215)
Class B	0	(16,174,203)
Class E	0	(4,559,937)
Class F	0	(85,690,529)

	0	(124,165,884)

Total distributions	(48,052,008)	(178,681,584)

Decrease in net assets from capital share transactions	(27,463,043)	(136,675,245)

Total decrease in net assets	(31,348,998)	(690,301,315)

Net Assets
Beginning of the period	1,168,864,443	1,859,165,758

End of the period	$1,137,515,445	$1,168,864,443

Undistributed Net Investment Income
End of the period	$19,361,271	$47,646,451

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	66,800	$6,892,498	369,060	$41,819,796
Reinvestments	78,123	7,755,264	193,089	25,983,961
Redemptions	(155,680)	(15,963,361)	(621,960)	(74,091,292)

Net decrease	(10,757)	$(1,315,599)	(59,811)	$(6,287,535)

Class B
Sales	203,827	$20,727,868	236,146	$30,497,195
Reinvestments	70,681	6,957,171	173,207	23,107,503
Redemptions	(142,818)	(14,266,503)	(418,494)	(52,728,935)

Net increase (decrease)	131,690	$13,418,536	(9,141)	$875,763

Class E
Sales	9,054	$929,600	26,795	$3,521,259
Reinvestments	16,035	1,586,511	49,065	6,579,675
Redemptions	(57,347)	(5,797,137)	(179,718)	(23,391,550)

Net decrease	(32,258)	$(3,281,026)	(103,858)	$(13,290,616)

Class F
Sales	174,880	$17,826,900	552,104	$72,028,264
Reinvestments	321,713	31,753,062	919,636	123,010,445
Redemptions	(848,841)	(85,864,916)	(2,474,872)	(313,011,566)

Net decrease	(352,248)	$(36,284,954)	(1,003,132)	$(117,972,857)

Decrease derived from capital share transactions		$(27,463,043)		$(136,675,245)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$107.65		$154.53	$156.45	$147.99	$147.96	$138.13

Income (Loss) From Investment Operations
Net investment income	1.96	(a)	4.08 (a)	4.40 (a)	4.32	3.84	3.60
Net realized and unrealized gain (loss) of investments	2.50		(35.15)	2.49	13.06	0.46	11.53

Total from investment operations	4.46		(31.07)	6.89	17.38	4.30	15.13

Less Distributions
Distributions from net investment income	(4.87)		(5.02)	(3.51)	(5.49)	(2.61)	(4.52)
Distributions from net realized capital gains	0.00		(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(4.87)		(15.81)	(8.81)	(8.92)	(4.27)	(5.30)

Net Asset Value, End of Period	$107.24		$107.65	$154.53	$156.45	$147.99	$147.96

Total Return (%)	4.53	(b)	(22.15)	4.38	12.21	3.12	11.25
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	(c)	0.58	0.58	0.59	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	(c)	0.56	0.57	0.58	0.65	0.63
Ratio of net investment income to average net assets (%)	3.83	(c)	3.15	2.80	2.74	2.53	2.60
Portfolio turnover rate (%)	51	(c)	52	58	55	47	89
Net assets, end of period (in millions)	$175.91		$177.74	$264.38	$279.70	$261.65	$268.87

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$106.53		$153.05	$155.02	$146.58	$146.59	$136.93

Income (Loss) From Investment Operations
Net investment income	1.80	(a)	3.72 (a)	3.97 (a)	3.71	2.75	3.64
Net realized and unrealized gain (loss) of investments	2.50		(34.82)	2.45	13.15	1.16	11.01

Total from investment operations	4.30		(31.10)	6.42	16.86	3.91	14.65

Less Distributions
Distributions from net investment income	(4.55)		(4.63)	(3.09)	(4.99)	(2.26)	(4.21)
Distributions from net realized capital gains	0.00		(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(4.55)		(15.42)	(8.39)	(8.42)	(3.92)	(4.99)

Net Asset Value, End of Period	$106.28		$106.53	$153.05	$155.02	$146.58	$146.59

Total Return (%)	4.40	(b)	(22.35)	4.12	11.93	2.85	10.99
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.83	0.83	0.84	0.91	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.81	0.82	0.83	0.90	0.88
Ratio of net investment income to average net assets (%)	3.57	(c)	2.90	2.56	2.50	2.29	2.39
Portfolio turnover rate (%)	51	(c)	52	58	55	47	89
Net assets, end of period (in millions)	$175.35		$161.73	$233.74	$210.53	$158.53	$103.37

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$107.16		$153.85	$155.83	$147.36	$147.29	$135.61

Income (Loss) From Investment Operations
Net investment income	1.88	(a)	3.88 (a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	2.50		(35.00)	2.46	12.81	0.60	9.35

Total from investment operations	4.38		(31.12)	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.68)		(4.78)	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	0.00		(10.79)	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(4.68)		(15.57)	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$106.86		$107.16	$153.85	$155.83	$147.36	$147.29

Total Return (%)	4.44	(b)	(22.27)	4.22	12.04	2.95	8.61	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.73	0.73	0.74	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	(c)	0.71	0.72	0.73	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	3.68	(c)	2.98	2.65	2.57	2.38	2.57	(c)
Portfolio turnover rate (%)	51	(c)	52	58	55	47	89
Net assets, end of period (in millions)	$36.54		$40.10	$73.56	$85.33	$90.64	$89.52

	Class F
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006(e)
Net Asset Value, Beginning of Period	$106.86		$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	1.84	(a)	3.80	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	2.49		(34.91)	2.43	8.90

Total from investment operations	4.33		(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.61)		(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00		(10.79)	(5.30)	0.00

Total distributions	(4.61)		(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$106.58		$106.86	$153.46	$155.39

Total Return (%)	4.42	(b)	(22.31)	4.18	8.05	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.78	0.78	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	(c)	0.76	0.77	0.78	(c)
Ratio of net investment income to average net assets (%)	3.62	(c)	2.94	2.60	2.67	(c)
Portfolio turnover rate (%)	51	(c)	52	58	55
Net assets, end of period (in millions)	$749.71		$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $34,385,466 (representing 3.0% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/09	Total
$85,128,576	$10,856,151	$95,984,727

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$70,504,822	$41,790,578	$108,176,762	$63,176,677	$—	$—	$178,681,584	$104,967,255

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$47,643,404	$—	$(214,212,220)	$(95,984,727)	$(262,553,543)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(79,649,179)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$92,769,820	$182,940,933	$111,933,989	$216,316,347

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,956,583	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the MFS Value Portfolio returned 2.05%, 1.95%, and 1.95%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned -2.87%.

MARKET ENVIRONMENT/CONDITIONS

As the first half of 2009 drew to a close, the global economy showed signs of possibly pulling out of recession. Data, especially in the second quarter, provided a mixed picture of a global economy struggling to emerge from the worst recession since the Great Depression. Signs of economic and financial recovery emerged most prominently in Asia and more tentatively in Europe and the United States. Overall, we saw reports that showed better-than-expected production and consumer spending. At the same time, the labor and housing markets remained under pressure and are likely to continue to prevent a more buoyant recovery.

Overall, concern over the widespread failure of the financial systems seemed to have waned by the end of the first half. The efforts of the world’s largest economies to loosen credit conditions and stimulate their respective economies helped prevent a deeper recession from unfolding, while at the same time boosting consumer confidence and setting the stage for a stock market rally.

In the U.S. equity markets, stocks experienced a tremendous bounce off the lows hit March 9. The move was largely a risk-seeking trade made by investors buying smaller-cap and highly leveraged, or high-beta, companies. The move in U.S. stocks mirrored that in most major global markets and came as signs of the end of recession emerged. Historical patterns suggest that this kind of risk-seeking trade tends to fade as investors look to buy stocks on the basis of valuations. Stocks with good price-to-earnings, price-to-book, and price-to-sales ratios tend to win out in the middle stage of a bull market exiting recession.

PORTFOLIO REVIEW/POSITIONING

Stock selection in the energy sector boosted performance relative to the Russell 1000 Value Index. The Portfolio’s underweighted position in integrated oil and gas company Exxon Mobil was a top relative contributor in this sector.

Security selection within the financial services sector was another positive area for relative performance. Among the Portfolio’s top relative contributors were holdings of financial services firms, Goldman Sachs and State Street Corp. An underweighted position in Wells Fargo and not holding Citigroup, both poor-performers during the period, also helped.

Favorable stock selection in the industrial goods and services sector contributed to relative returns. Avoiding poor-performing diversified industrial conglomerate General Electric was one of the most positive drivers of relative performance for the Portfolio during the period.

An overweighted position in the technology sector also had a positive impact on relative results. Enterprise software products maker Oracle, semiconductor company Intel, and provider of computer products and services IBM were among the Portfolio’s top relative contributors within this sector.

Elsewhere, ownership of gas provider Air Products and Chemicals over the course of the reporting period benefited relative returns.

During the reporting period, the Portfolio’s currency exposure also contributed to relative performance. All of the investment decisions MFS makes are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Although the financial services sector was a top contributing sector to relative performance, several individual securities within the sector negatively affected the Portfolio’s results. Our ownership of poor- performing insurance companies, Allstate and Chubb, weighed on our results. Additionally, our underweights of Bank of America and JP Morgan, and not holding Morgan Stanley, also hindered relative results.

A number of very strong-performing stocks in other sectors, which were not held within the Portfolio, also detracted from performance during the quarter. These included mining company Freeport-McMoRan, auto giant Ford Motor Company, wireless telecom provider Sprint Nextel, and media firm Time Warner.

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
MFS Value Portfolio
Class A	2.05	-22.84	1.37	2.15	—
Class B	1.95	-23.12	—	—	-24.56
Class E	1.95	-23.04	—	—	-24.49
Russell 1000 Value Index	-2.87	-29.03	-2.13	-0.15	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 7/20/98, 4/28/08 and 4/28/08, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Lockheed Martin Corp.	4.4
Philip Morris International, Inc.	3.9
AT&T, Inc.	3.4
The Goldman Sachs Group, Inc.	2.9
Total S.A. (ADR)	2.9
The Bank of New York Mellon Corp.	2.8
JPMorgan Chase & Co.	2.5
Exxon Mobil Corp.	2.3
The Allstate Corp.	2.3
Wyeth	2.2

Top Sectors

% of Equity Market Value
Financials	19.2
Energy	13.6
Health Care	11.9
Consumer Staples	11.6
Industrials	10.2
Utilities & Communication	9.8
Technology	5.9
Retailing	4.1
Leisure	3.6
Basic Materials	3.6

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
MFS Value—Class A(a)	Actual	0.68%	$1,000.00	$1,020.50	$3.41
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41

MFS Value—Class B(a)	Actual	0.93%	$1,000.00	$1,019.50	$4.66
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

MFS Value—Class E(a)	Actual	0.83%	$1,000.00	$1,019.50	$4.16
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—98.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.1%
Lockheed Martin Corp.	916,500	$73,915,725
Northrop Grumman Corp.	762,870	34,847,902
United Technologies Corp.	547,120	28,428,355

		137,191,982

Auto Components—0.4%
Johnson Controls, Inc. (a)	351,160	7,627,195

Beverages—2.9%
Diageo, Plc. (GBP)	1,556,490	22,348,556
Molson Coors Brewing Co.	154,840	6,554,377
PepsiCo, Inc.	361,560	19,871,337

		48,774,270

Capital Markets—8.0%
Invesco, Ltd.	243,600	4,340,952
State Street Corp.	705,600	33,304,320
The Bank of New York Mellon Corp.	1,599,656	46,885,917
The Goldman Sachs Group, Inc.	335,160	49,415,991

		133,947,180

Chemicals—2.6%
Air Products & Chemicals, Inc.	234,900	15,172,191
PPG Industries, Inc. (a)	638,230	28,018,297

		43,190,488

Commercial Banks—2.6%
PNC Financial Services Group, Inc.	351,380	13,637,058
Wells Fargo & Co.	1,241,210	30,111,754

		43,748,812

Computers & Peripherals—2.3%
Hewlett-Packard Co.	178,320	6,892,068
International Business Machines Corp.	299,730	31,297,807

		38,189,875

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (b)	56,600	4,025,392

Diversified Financial Services—2.5%
JPMorgan Chase & Co.	1,250,240	42,645,686

Diversified Telecommunication Services—3.4%
AT&T, Inc.	2,276,890	56,557,948

Electric Utilities—2.3%
Entergy Corp.	150,070	11,633,426
FPL Group, Inc.	215,720	12,265,839
PPL Corp.	451,790	14,890,999

		38,790,264

Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc. (a) (b)	176,590	3,586,543

Security Description	Shares	Value*

Energy Equipment & Services—0.7%
National Oilwell Varco, Inc. (b)	350,960	$11,462,354

Food & Staples Retailing—2.0%
CVS Caremark Corp.	612,738	19,527,960
The Kroger Co.	613,830	13,534,952

		33,062,912

Food Products—2.8%
Kellogg Co.	312,290	14,543,345
Nestle S.A. (CHF)	684,368	25,821,708
The J. M. Smucker Co.	143,840	6,999,255

		47,364,308

Health Care Equipment & Supplies—1.5%
Becton, Dickinson & Co.	48,290	3,443,560
Medtronic, Inc.	632,800	22,078,392

		25,521,952

Health Care Providers & Services—0.3%
WellPoint, Inc. (b)	86,320	4,392,825

Household Durables—0.4%
Pulte Homes, Inc. (a) (b)	718,390	6,343,384

Household Products—1.2%
Procter & Gamble Co.	385,835	19,716,168

Industrial Conglomerates—1.0%
3M Co.	296,080	17,794,408

Insurance—6.1%
AON Corp.	304,770	11,541,640
Prudential Financial, Inc.	337,320	12,555,050
The Allstate Corp.	1,597,510	38,979,244
The Chubb Corp.	466,330	18,597,241
The Travelers Cos., Inc.	507,030	20,808,511

		102,481,686

IT Services—2.5%
Accenture, Ltd. (Class A)	1,034,270	34,606,674
The Western Union Co.	496,680	8,145,552

		42,752,226

Leisure Equipment & Products—0.3%
Hasbro, Inc.	190,550	4,618,932

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc. (b)	160,200	6,531,354
Waters Corp. (b)	148,110	7,623,222

		14,154,576

Machinery—1.5%
Danaher Corp.	212,930	13,146,298
Eaton Corp.	266,780	11,901,056

		25,047,354

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—3.4%
Omnicom Group, Inc.	759,100	$23,972,378
The Walt Disney Co.	1,052,681	24,559,048
WPP, Plc. (GBP)	1,246,253	8,287,428

		56,818,854

Multi-Utilities—2.8%
Dominion Resources, Inc.	644,704	21,546,008
PG&E Corp.	314,000	12,070,160
Public Service Enterprise Group, Inc.	442,280	14,431,596

		48,047,764

Multiline Retail—0.3%
Macy’s, Inc. (a)	440,720	5,182,867

Oil, Gas & Consumable Fuels—12.9%
Apache Corp.	295,290	21,305,174
Chevron Corp.	520,584	34,488,690
ConocoPhillips	179,657	7,556,374
Devon Energy Corp.	318,730	17,370,785
EOG Resources, Inc.	219,860	14,932,891
Exxon Mobil Corp.	563,730	39,410,364
Hess Corp.	339,820	18,265,325
Occidental Petroleum Corp.	225,130	14,815,805
Total S.A. (ADR)	897,810	48,688,236

		216,833,644

Pharmaceuticals—9.3%
Abbott Laboratories	375,400	17,658,816
GlaxoSmithKline, Plc. (GBP)	459,170	8,084,306
Johnson & Johnson	527,370	29,954,616
Merck & Co., Inc.	1,270,370	35,519,545
Pfizer, Inc.	1,487,940	22,319,100
Roche Holding AG (CHF)	43,850	5,964,091
Wyeth	808,140	36,681,475

		156,181,949

Professional Services—0.4%
Dun & Bradstreet Corp.	83,740	6,800,525

Road & Rail—0.2%
Burlington Northern Santa Fe Corp.	52,390	3,852,761

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	1,795,770	29,719,993

Security Description	Shares	Value*

Software—1.7%
Oracle Corp. (b)	1,333,140	$28,555,859

Specialty Retail—1.4%
Home Depot, Inc.	125,330	2,961,548
Staples, Inc.	384,580	7,756,979
The Sherwin-Williams Co. (a)	237,270	12,753,262

		23,471,789

Textiles, Apparel & Luxury Goods—1.2%
Nike, Inc.	377,230	19,532,969

Tobacco—4.8%
Altria Group, Inc. (a)	378,510	6,203,779
Lorillard, Inc.	123,050	8,339,098
Philip Morris International, Inc.	1,502,330	65,531,635

		80,074,512

Trading Companies & Distributors—0.5%
W.W. Grainger, Inc. (a)	109,990	9,005,981

Wireless Telecommunication Services—1.3%
Vodafone Group, Plc. (GBP)	11,285,995	21,811,540

Total Common Stock (Identified Cost $1,732,141,963)		1,658,879,727

Short Term Investments—3.6%
	Shares/Par Amount

Commercial Paper—2.0%
Citigroup Funding, Inc.
0.180%, 07/01/09	$34,118,000	34,118,000

Mutual Funds—1.6%
State Street Navigator Securities Lending Prime Portfolio (c)	26,659,683	26,659,683

Total Short Term Investments (Identified Cost $60,777,683)		60,777,683

Total Investments—102.2% (Identified Cost $1,792,919,646) (d)		1,719,657,410
Liabilities in excess of other assets		(36,544,126)

Net Assets—100%		$1,683,113,284

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $25,862,052 and the collateral received consisted of cash in the amount of $26,659,683. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,792,919,646 and the composition of unrealized appreciation and depreciation of investment securities was $35,769,840 and $(109,032,076), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$137,191,982	$—	$—	$137,191,982
Auto Components	7,627,195	—	—	7,627,195
Beverages	26,425,714	22,348,556	—	48,774,270
Capital Markets	133,947,180	—	—	133,947,180
Chemicals	43,190,488	—	—	43,190,488
Commercial Banks	43,748,812	—	—	43,748,812
Computers & Peripherals	38,189,875	—	—	38,189,875
Diversified Consumer Services	4,025,392	—	—	4,025,392
Diversified Financial Services	42,645,686	—	—	42,645,686
Diversified Telecommunication Services	56,557,948	—	—	56,557,948
Electric Utilities	38,790,264	—	—	38,790,264
Electronic Equipment, Instruments & Components	3,586,543	—	—	3,586,543
Energy Equipment & Services	11,462,354	—	—	11,462,354
Food & Staples Retailing	33,062,912	—	—	33,062,912
Food Products	21,542,600	25,821,708	—	47,364,308
Health Care Equipment & Supplies	25,521,952	—	—	25,521,952
Health Care Providers & Services	4,392,825	—	—	4,392,825
Household Durables	6,343,384	—	—	6,343,384
Household Products	19,716,168	—	—	19,716,168
Industrial Conglomerates	17,794,408	—	—	17,794,408
Insurance	102,481,686	—	—	102,481,686
IT Services	42,752,226	—	—	42,752,226
Leisure Equipment & Products	4,618,932	—	—	4,618,932
Life Sciences Tools & Services	14,154,576	—	—	14,154,576
Machinery	25,047,354	—	—	25,047,354
Media	48,531,426	8,287,428	—	56,818,854
Multi-Utilities	48,047,764	—	—	48,047,764
Multiline Retail	5,182,867	—	—	5,182,867
Oil, Gas & Consumable Fuels	216,833,644	—	—	216,833,644
Pharmaceuticals	142,133,552	14,048,397	—	156,181,949
Professional Services	6,800,525	—	—	6,800,525
Road & Rail	3,852,761	—	—	3,852,761
Semiconductors & Semiconductor Equipment	29,719,993	—	—	29,719,993
Software	28,555,859	—	—	28,555,859
Specialty Retail	23,471,789	—	—	23,471,789
Textiles, Apparel & Luxury Goods	19,532,969	—	—	19,532,969
Tobacco	80,074,512	—	—	80,074,512
Trading Companies & Distributors	9,005,981	—	—	9,005,981
Wireless Telecommunication Services	—	21,811,540	—	21,811,540
Total Common Stock	1,566,562,098	92,317,629	—	1,658,879,727

Short Term Investments
Commercial Paper	—	34,118,000	—	34,118,000
Mutual Funds	26,659,683	—	—	26,659,683
Total Short Term Investments	26,659,683	34,118,000	—	60,777,683

Total Investments	$1,593,221,781	$126,435,629	$—	$1,719,657,410

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,719,657,410
Cash		729
Receivable for:
Securities sold		5,747,105
Fund shares sold		502,458
Accrued interest and dividends		4,024,395
Foreign taxes		254,665

Total Assets		1,730,186,762
Liabilities
Payable for:
Securities purchased	$19,037,600
Fund shares redeemed	335,632
Withholding taxes	10,429
Collateral for securities loaned	26,659,683
Accrued expenses:
Management fees	865,995
Distribution & service fees	30,909
Deferred directors’ fees	2,421
Other expenses	130,809

Total Liabilities		47,073,478

Net Assets		$1,683,113,284

Net assets consists of:
Capital paid in		$1,828,760,959
Undistributed net investment income		11,368,788
Accumulated net realized losses		(83,764,016)
Unrealized depreciation on investments and foreign currency		(73,252,447)

Net Assets		$1,683,113,284

Net Assets
Class A		$1,506,765,977
Class B		112,152,466
Class E		64,194,841

Capital Shares (Authorized) Outstanding
Class A (300,000,000)		159,320,370
Class B (25,000,000)		11,913,578
Class E (15,000,000)		6,811,143

Net Asset Value and Redemption Price Per Share
Class A		$9.46
Class B		9.41
Class E		9.42

(a) Identified cost of investments		$1,792,919,646
(b) Includes cash collateral for securities loaned of		26,659,683

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$14,489,949	(a)
Interest		132,016	(b)

		14,621,965
Expenses
Management fees	$3,150,493
Distribution & service fees—Class B	121,259
Distribution & service fees—Class E	45,254
Directors’ fees and expenses	15,769
Custodian	53,974
Audit and tax services	25,099
Legal	9,171
Printing	95,098
Insurance	4,609
Miscellaneous	3,884

Total expenses	3,524,610
Less broker commission recapture	(23,703)
Management fee waivers	(295,496)	3,205,411

Net Investment Income		11,416,554

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(61,944,751)
Futures contracts—net	(432,619)
Foreign currency transactions—net	66,454	(62,310,916)

Change in unrealized appreciation on:
Investments—net	130,896,050
Foreign currency transactions—net	19,657	130,915,707

Net gain		68,604,791

Net Increase in Net Assets From Operations		$80,021,345

(a)	Net of foreign taxes of $273,444.
(b)	Includes income on securities loaned of $116,443.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$11,416,554	$10,927,370
Net realized loss	(62,310,916)	(40,246,723)
Change in unrealized appreciation (depreciation)	130,915,707	(222,640,381)

Increase (decrease) in net assets from operations	80,021,345	(251,959,734)

From Distributions to Shareholders
Net investment income
Class A	0	(2,400,602)

Net realized gain
Class A	0	(9,523,977)

Total distributions	0	(11,924,579)

Increase in net assets from capital share transactions	1,015,252,981	708,903,985

Total increase in net assets	1,095,274,326	445,019,672
Net Assets
Beginning of the period	587,838,958	142,819,286

End of the period	$1,683,113,284	$587,838,958

Undistributed (Overdistributed) Net Investment Income
End of the period	$11,368,788	$(47,766)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	116,947,719	$1,035,069,595	20,406,127	$256,345,368
Shares issued through reorganization	0	0	20,468,082	268,991,538
Reinvestments	0	0	908,886	11,924,579
Redemptions	(2,875,026)	(24,600,789)	(6,031,476)	(68,333,747)

Net increase	114,072,693	$1,010,468,806	35,751,619	$468,927,738

Class B
Sales	1,744,675	$15,052,819	1,294,042	$13,975,261
Shares issued through reorganization	0	0	10,820,547	141,965,576
Redemptions	(769,714)	(6,229,830)	(1,175,972)	(12,905,564)

Net increase	974,961	$8,822,989	10,938,617	$143,035,273

Class E
Sales	347,432	$2,995,565	1,096,333	$12,997,488
Shares issued through reorganization	0	0	7,424,003	97,402,923
Redemptions	(841,991)	(7,034,379)	(1,214,634)	(13,459,437)

Net increase (decrease)	(494,559)	$(4,038,814)	7,305,702	$96,940,974

Increase derived from capital share transactions		$1,015,252,981		$708,903,985

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$9.27		$15.04	$14.24		$12.44	$12.32	$10.83

Income (Loss) From Investment Operations
Net investment income	0.11	(b)	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	0.08		(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	0.19		(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	0.00		(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	0.00		(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.46		$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	2.05	(d)	(32.53)	7.64		21.33	6.44	15.97
Ratio of operating expenses to average net assets before expense reductions (%)	0.68	(e)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (g)	0.68	(e)	N/A	N/A		N/A	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.74	(e)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.62	(e)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	23	(e)	34	25		39	23	47
Net assets, end of period (in millions)	$1,506.77		$419.29	$142.82		$108.12	$78.66	$47.25

	Class B				Class E
	Six months ended June 30, 2009		Period ended December 31, 2008(h)		Six months ended June 30, 2009		Period ended December 31, 2008(h)
Net Asset Value, Beginning of Period	$9.24		$13.12		$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.09	(b)	0.15	(b)	0.10	(b)	0.16	(b)
Net realized and unrealized gain (loss) of investments	0.08		(4.03)		0.08		(4.04)

Total from investment operations	0.17		(3.88)		0.18		(3.88)

Net Asset Value, End of Period	$9.41		$9.24		$9.42		$9.24

Total Return (%)	1.95	(d)	(29.65	)(d)	1.95	(d)	(29.57	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(e)	0.99	(e)	0.83	(e)	0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (g)	0.93	(e)	N/A	(e)	0.83	(e)	N/A	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.99	(e)	1.05	(e)	0.89	(e)	0.95	(e)
Ratio of net investment income to average net assets (%)	2.16	(e)	1.97	(e)	2.25	(e)	2.06	(e)
Portfolio turnover rate (%)	23	(e)	34		23	(e)	34
Net assets, end of period (in millions)	$112.15		$101.03		$64.19		$67.52

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(h)	Commencement of operations was April 28, 2008 for Classes B and E.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. The MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized losses in the amount of $432,619 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated $88,675,308 as capital gain dividends for its taxable year ended December 31, 2008.

The tax character of distributions paid by MIST MFS Value Predecessor, the accounting survivor; for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Total
2008	2007	2008	2007	2008	2007
$3,322,237	$141,072	$8,602,342	$2,235,889	$11,924,579	$2,376,961

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$—	$—	$(212,207,193)	$—	$(212,207,193)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$(47,766)	$(13,414,061)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,121,104,445	$0	$109,783,125

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion . Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $3,150,493.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. A similar expense agreement was in place for the period April 28, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	ACQUISITIONS:

After the close of business on April 25, 2008, MFS Value Portfolio (the “Portfolio”) acquired the assets and liabilities of the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio for financial reporting purposes, the financial results of MIST MFS Value Predecessor survived. Accordingly, the financial statements presented for the Portfolio reflect the historical results of MIST MFS Value Predecessor prior to the reorganization and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST MFS Value Predecessor shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of 25,423,968 Class A shares of the Portfolio for 20,468,082 Class A shares of MIST MFS Value Predecessor, 13,473,349 Class B shares of the Portfolio for 10,820,547 shares Class B shares of the MIST MFS Value Predecessor and 9,238,782 Class E shares of the Portfolio for 7,424,003 Class E shares of the MIST MFS Value Predecessor.

The aggregate net assets of the Portfolio and MIST MFS Value Predecessor immediately before the acquisition were $508,360,038 and $138,253,279, respectively. The aggregate net assets immediately after the acquisition were $646,613,317, which includes $3,057,634 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $504,639,074.

8.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

9.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Morgan Stanley EAFE Index Portfolio returned 5.98%, 5.87%, and 5.97% respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 7.95%. The Class G shares returned 15.64% from an inception date of April 28, 2009 to the end of June compared to the 15.98% return of the index during the same period. Dividend income accounted for 2.3% of the mid-year total return of the Index. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the MSCI EAFE Index declined 13.9% before rallying 25.4% in the second quarter. During the six-month period, the MSCI EAFE Index rallied nearly 52% from its low on March 9th to its high on June 2nd. This market volatility can be attributed to mixed economic data contributing to investor uncertainty over the future direction of the global economy. The decline in the first quarter was primarily due to increasing job losses and economic data suggesting further weakness in the global economy. Financial markets remained quite strained and credit conditions continued to be tight. The positive return in the second quarter was primarily due to expectations that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable global economic growth.

The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 2.8%. The price of oil rose from approximately $45 to $70 per barrel during the first half, up approximately 57% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period.

Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Nineteen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2009. Ireland (0.3% beginning weight) and Switzerland (8.4% beginning weight) were the only two countries that experienced negative returns, both down 0.6%. Hong Kong (2.0% beginning weight), up 35.3%, was the best-performing country. The next two best-performing countries were Singapore (1.1% beginning weight), up 32.8%; and Norway (0.6% beginning weight), up 29.7%. The country with the largest positive impact on the six-month benchmark return was the United Kingdom (19.9% beginning weight), up 13.0%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Rio Tinto, up 100.7%; BHP Billiton, up 35.1%; and Banco Santander, up 34.1%. The stocks with the largest negative impact were Takeda Pharmaceutical, down 22.0%; GDF Suez, down 20.2%; and Novartis, down 14.4%.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-1

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Morgan Stanley EAFE Index Portfolio
Class A	5.98	-31.30	2.06	0.71	—
Class B	5.87	-31.43	1.80	—	0.23
Class E	5.97	-31.39	1.92	—	1.20
Class G	—	—	—	—	15.64
MSCI EAFE Index	7.95	-31.35	2.31	1.16	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
BP, Plc.	1.8
HSBC Holdings, Plc.	1.7
BHP Billiton, Plc.	1.6
Nestle S.A.	1.6
Total S.A.	1.4
Toyota Motor Corp.	1.3
Vodafone Group, Plc.	1.2
Banco Santander S.A.	1.2
Telefonica S.A.	1.2
Roche Holding AG	1.1

Top Countries

% of Total Net Assets
Japan	23.6
United Kingdom	20.6
France	9.7
Germany	7.7
Switzerland	7.3
Australia	7.2
Spain	4.5
Italy	3.5
Hong Kong	2.5
Sweden	2.3

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Morgan Stanley EAFE Index—Class A(a)	Actual	0.43%	$1,000.00	$1,059.80	$2.20
	Hypothetical	0.43%	$1,000.00	$1,022.63	$2.16
Morgan Stanley EAFE Index—Class B(a)	Actual	0.68%	$1,000.00	$1,058.70	$3.47
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41
Morgan Stanley EAFE Index—Class E(a)	Actual	0.58%	$1,000.00	$1,059.70	$2.96
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91
Morgan Stanley EAFE Index—Class G(a)	Actual	0.73%	$1,000.00	$1,156.40	$3.90
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—98.2% of Net Assets

Security Description	Shares	Value*

Australia—7.2%
AGL Energy, Ltd.	27,513	$296,554
Alumina, Ltd. (a)	217,378	249,379
Amcor, Ltd.	57,157	229,373
AMP, Ltd.	133,697	523,604
Arrow Energy, Ltd. (b)	40,449	115,045
ASX, Ltd.	11,184	332,113
Australia & New Zealand Banking Group, Ltd.	154,087	2,035,967
AXA Asia Pacific Holdings, Ltd.	68,772	215,007
Bendigo Bank, Ltd.	16,859	94,246
BHP Billiton, Ltd.	220,937	6,052,308
BlueScope Steel, Ltd.	151,286	305,850
Boral, Ltd. (a)	33,631	109,498
Brambles, Ltd.	89,667	428,754
CFS Retail Property Trust (REIT) (a)	95,649	126,394
Coca-Cola Amatil, Ltd.	42,510	294,339
Cochlear, Ltd.	4,856	225,454
Commonwealth Bank of Australia	97,065	3,033,434
Computershare, Ltd.	29,681	214,969
Crown, Ltd.	29,464	171,610
CSL, Ltd.	42,082	1,087,107
CSR, Ltd.	92,548	125,965
DB RREEF Trust (REIT) (a)	410,675	246,076
Energy Resources of Australia, Ltd.	4,906	92,029
Fairfax Media, Ltd. (a)	150,980	147,717
Fortescue Metals Group, Ltd. (a) (b)	82,630	250,424
Foster’s Group, Ltd.	131,472	544,648
GPT Group (REIT)	713,624	278,399
Incitec Pivot, Ltd.	104,676	199,089
Insurance Australia Group, Ltd.	133,405	373,948
Leighton Holdings, Ltd. (a)	9,786	184,159
Lend Lease Corp., Ltd.	30,661	172,632
Lion Nathan, Ltd.	21,432	200,415
Macquarie Group, Ltd. (a)	20,374	639,621
Macquarie Infrastructure Group (a)	183,237	210,337
Metcash, Ltd.	49,589	171,644
National Australia Bank, Ltd.	126,608	2,278,331
Newcrest Mining, Ltd.	30,833	755,163
Nufarm, Ltd.	10,010	73,621
OneSteel, Ltd.	95,679	197,269
Orica, Ltd.	24,272	422,331
Origin Energy, Ltd.	62,231	731,906
Oxiana, Ltd.	189,734	140,483
Paladin Energy, Ltd. (a) (b)	39,416	155,121
Qantas Airways, Ltd.	58,796	94,800
QBE Insurance Group, Ltd.	65,898	1,050,935
Rio Tinto, Ltd. (New Share Issue) (b)	10,203	428,953
Rio Tinto, Ltd. (a)	19,437	813,078
Santos, Ltd.	51,562	605,425
Sims Group, Ltd.	9,738	202,644
Sonic Healthcare, Ltd.	24,290	240,354
Stockland (REIT)	170,116	435,983
Suncorp-Metway, Ltd.	85,502	458,881
TABCORP Holdings, Ltd.	39,512	227,264
Tattersall’s, Ltd.	76,330	156,494
Telstra Corp., Ltd.	286,849	782,298
Toll Holdings, Ltd.	41,980	208,173
Transurban Group (a)	86,903	289,269

Security Description	Shares	Value*

Australia—(Continued)
Wesfarmers, Ltd. (a)	66,995	$1,218,950
Wesfarmers, Ltd. (Price Protected Shares) (a) (b)	11,090	209,203
Westfield Group (REIT)	131,549	1,197,612
Westpac Banking Corp.	191,938	3,107,539
Woodside Petroleum, Ltd.	32,342	1,120,143
Woolworths, Ltd.	81,071	1,713,427
WorleyParsoms, Ltd.	10,634	202,498

		39,496,256

Austria—0.3%
Erste Bank der oesterreichischen Sparkassen AG (a)	12,016	326,276
OMV AG	9,072	339,889
Raiffeisen International Bank Holding AG (a)	3,451	119,773
Telekom Austria AG	23,731	371,079
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	5,457	278,180
Voestalpine AG (a)	7,335	201,122
Wiener Staedtische Versicherung AG	2,911	126,446

		1,762,765

Belgium—0.9%
Anheuser-Busch InBev NV (a)	47,387	1,714,490
Anheuser-Busch InBev NV (VVPR Strip) (b)	17,553	74
Belgacom S.A.	10,680	341,222
Colruyt S.A. (a)	1,086	247,683
Delhaize Group (a)	6,756	475,383
Dexia S.A. (a)	32,440	245,849
Fortis	137,599	468,848
Fortis Bank S.A. (b) (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	5,116	374,438
KBC Groep NV	10,239	186,671
Mobistar S.A.	1,944	119,923
Nationale A Portefeuille	2,443	118,034
Solvay S.A.	3,502	295,288
UCB S.A. (a)	6,793	217,625
Umicore S.A.	10,128	230,544

		5,036,072

Bermuda—0.3%
Cheung Kong Infrastructure Holdings, Ltd. (HKD)	33,000	115,092
Esprit Holdings, Ltd. (HKD)	76,100	425,678
Kerry Properties, Ltd. (HKD)	46,500	207,909
Li & Fung, Ltd. (HKD)	150,800	400,196
Noble Group, Ltd. (SGD)	69,000	86,405
NWS Holdings, Ltd. (HKD)	63,000	113,399
SeaDrill, Ltd. (NOK) (a)	18,268	262,123
Shangri-La Asia, Ltd. (HKD)	101,114	149,892
Yue Yuen Industrial Holdings, Ltd. (HKD)	50,500	113,147

		1,873,841

Cayman Islands—0.0%
Foxconn International Holdings, Ltd. (HKD) (b)	162,000	107,737

Cyprus—0.0%
Bank of Cyprus Public Co., Ltd.	36,625	204,104

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—0.9%
AP Moller-Maersk A/S (Series A) (a)	35	$205,476
AP Moller-Maersk A/S (Series B) (a)	72	432,085
Carlsberg A/S (Class B) (a)	7,030	451,606
Coloplast A/S	834	57,429
Danske Bank A/S (a)	29,850	514,943
DSV A/S (a)	12,153	150,848
H. Lundbeck A/S	3,882	73,904
Novo Nordisk A/S	29,410	1,597,546
Novozymes A/S (Series B)	3,213	260,992
Topdanmark A/S	1,150	134,318
TrygVesta A/S (a)	2,044	120,518
Vestas Wind Systems A/S (b)	13,387	961,792
William Demant Holding (a) (b)	1,550	80,178

		5,041,635

Finland—1.3%
Elisa Oyj	9,437	155,474
Fortum Oyj (a)	29,587	674,459
Kesko Oyj	4,472	118,479
Kone Oyj	10,280	315,525
Metso Oyj	8,217	153,821
Neste Oil Oyj (a)	7,224	100,511
Nokia Oyj	250,463	3,652,959
Nokian Renkaat Oyj (a)	7,322	137,971
Orion Oyj (Series B)	5,519	86,539
Outokumpu Oyj	11,843	204,989
Rautaruukki Oyj (a)	5,366	107,249
Sampo Oyj	27,863	525,468
Stora Enso Oyj	40,497	213,578
UPM-Kymmene Oyj	32,997	287,407
Wartsila Oyj	5,341	172,423

		6,906,852

France—9.7%
Accor S.A.	9,539	379,093
Aeroports de Paris	2,209	162,010
Air France-KLM (a)	7,711	98,799
Air Liquide S.A.	16,854	1,542,396
Alcatel-Lucent (a)	146,253	368,306
Alstom (a)	14,263	843,664
Atos Origin S.A.	3,177	107,799
AXA S.A.	103,324	1,952,191
BNP Paribas	55,068	3,571,410
Bouygues (a)	15,053	565,726
Bureau Veritas S.A. (a) (b)	4,334	213,654
Cap Gemini S.A. (a)	9,755	360,094
Carrefour S.A.	41,089	1,756,616
Casino Guichard-Perrachon S.A. (b)	3,089	208,522
Christian Dior S.A.	4,271	319,203
Cie de Saint-Gobain	23,765	794,134
Cie Generale d’Optique Essilor International S.A. (a)	13,981	667,023
Cie Generale de Geophysique-Veritas (a) (b)	8,270	149,206
CNP Assurances	2,630	250,952
Compagnie Générale des Etablissements Michelin (Class B) (a)	9,437	539,036

Security Description	Shares	Value*

France—(Continued)
Credit Agricole S.A.	60,620	$758,803
Dassault Systemes S.A. (a)	4,077	180,165
EDF S.A. (a)	15,693	764,789
Eiffage S.A. (a)	2,346	136,815
Eramet	363	95,197
Eutelsat Communications (b)	5,527	142,696
Fonciere Des Regions (a)	1,625	122,195
France Telecom S.A.	120,545	2,737,149
Gaz de France S.A.	79,464	2,966,796
Gecina S.A. (REIT)	1,319	81,561
Groupe Danone	35,611	1,760,036
Hermes International	3,409	474,213
ICADE	1,079	88,684
Imerys S.A. (a) (b)	1,878	78,876
Imerys S.A. (New Share Issue) (b)	375	14,274
Klepierre (REIT) (a)	5,150	132,759
L’Oreal S.A.	15,817	1,183,476
Lafarge S.A. (a)	9,501	644,700
Lafarge S.A. (New Share Issue) (b)	3,714	244,498
Lagardere S.C.A.	8,303	276,192
Legrand S.A. (a)	5,988	130,741
lliad S.A. (a)	1,063	103,190
LVMH Moet Hennessy Louis Vuitton S.A. (a)	16,180	1,237,683
Natixis	61,277	118,506
Neopost S.A. (a)	1,997	179,470
PagesJaunes Groupe (a)	6,661	64,813
Pernod-Ricard S.A. (a)	12,848	810,632
Peugoet S.A. (a)	11,483	302,707
Pinault-Printemps-Redoute S.A. (a)	4,886	399,557
Publicis Groupe (a)	7,880	240,448
Renault S.A.	11,630	429,084
Safran S.A.	14,320	189,224
Sanofi-Aventis S.A. (a)	69,270	4,071,384
Schneider Electric S.A.	15,429	1,179,290
Scor SE	11,686	239,850
Societe Des Autoroutes Paris-Rhin-Rhone	1,469	99,984
Société BIC S.A. (a)	1,753	100,621
Société Générale	30,650	1,671,234
Sodexho Alliance S.A.	5,937	305,192
Suez Environment S.A. (b)	16,270	285,143
Technip S.A.	8,060	395,949
Thales S.A.	6,811	304,611
Total S.A.	140,400	7,599,760
Unibail-Rodamco (REIT)	5,536	826,195
Vallourec S.A. (a)	3,983	483,944
Veolia Environnement	25,072	740,251
Vinci S.A.	27,904	1,251,578
Vivendi	76,497	1,831,322

		53,326,071

Germany—7.4%
Adidas AG	12,448	474,028
Allianz SE	29,839	2,757,592
BASF AG	60,819	2,424,381
Bayer AG	49,768	2,670,726
Bayerische Motoren Werke AG	22,590	852,642

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Beiersdorf AG (a)	5,572	$262,506
Celesio AG (a)	5,284	121,379
Commerzbank AG (a)	47,713	296,480
Daimler AG (a)	59,444	2,149,497
Deutsche Bank AG (a)	36,818	2,239,124
Deutsche Boerse AG	12,893	1,001,485
Deutsche Lufthansa AG	17,782	223,391
Deutsche Post AG	58,431	763,246
Deutsche Postbank AG (a)	5,103	130,036
Deutsche Telekom AG	184,952	2,184,539
E.ON AG	125,109	4,437,972
Fraport AG Frankfurt Airport Services (a)	2,305	98,758
Fresenius Medical Care AG (a)	13,758	613,626
Fresenius SE	1,990	93,319
GEA Group AG	10,696	162,159
Hannover Rueckversicherung AG	3,778	139,676
Henkel AG & Co. KGaA	9,848	265,389
Hochtief AG	3,848	194,292
K&S AG	9,505	535,107
Linde AG	10,046	825,430
MAN AG (a)	7,819	480,610
Merck KGaA	4,173	425,180
Metro AG	7,039	336,279
Müenchener Rüeckversicherungs AG (a)	13,612	1,839,835
RWE AG	28,498	2,248,396
Salzgitter AG	2,440	214,393
SAP AG	56,543	2,278,198
Siemens AG	54,158	3,747,109
Solarworld AG (a)	4,671	110,239
Suedzucker AG	4,401	89,459
ThyssenKrupp AG (a)	22,242	553,818
United Internet AG (a)	8,781	103,083
Volkswagen AG (a)	5,832	1,973,040
Wacker Chemie AG	978	112,579

		40,428,998

Greece—0.5%
Alpha Bank A.E.	23,734	256,303
Coca-Cola Hellenic Bottling Co. S.A.	11,079	226,882
EFG Eurobank Ergasias S.A.	21,566	224,525
Hellenic Telecommunications Organization S.A.	17,555	267,789
Marfin Investment Group S.A.	42,239	179,858
National Bank of Greece S.A.	32,880	900,307
OPAP S.A.	15,100	400,784
Piraeus Bank S.A.	27,819	274,049
Public Power Corp. S.A.	7,286	149,865
Titan Cement Co. S.A.	3,934	103,536

		2,983,898

Hong Kong—2.1%
Bank of East Asia, Ltd. (a)	111,320	337,721
BOC Hong Kong Holdings, Ltd.	253,965	449,550
Cathay Pacific Airways, Ltd.	87,000	119,127
Cheung Kong Holdings, Ltd.	96,000	1,098,094
CLP Holdings, Ltd.	130,877	869,023
Hang Lung Group, Ltd.	60,000	283,592

Security Description	Shares	Value*

Hong Kong—(Continued)
Hang Lung Properties, Ltd.	157,000	$509,167
Hang Seng Bank, Ltd.	49,400	698,120
Henderson Land Development Co., Ltd.	73,000	414,821
Hong Kong & China Gas Co.	257,195	540,571
Hong Kong Electric Holdings	93,049	518,196
Hong Kong Exchanges & Clearing, Ltd. (a)	67,500	1,048,093
Hopewell Holdings	50,000	155,399
Hutchison Whampoa, Ltd.	139,000	903,600
Hysan Development Co., Ltd.	48,000	122,477
MTR Corp.	95,000	286,527
New World Development, Ltd.	174,354	312,926
Sino Land Co.	120,000	197,190
Sun Hung Kai Properties, Ltd.	91,000	1,136,194
Swire Pacific, Ltd.	53,817	535,992
The Link (REIT)	148,141	315,831
Wharf Holdings, Ltd.	95,433	404,061
Wheelock & Co., Ltd.	68,000	174,275
Wing Hang Bank, Ltd.	13,500	119,028

		11,549,575

Ireland—0.3%
CRH, Plc.	44,684	1,023,811
Elan Corp., Plc.	32,780	219,314
Kerry Group, Plc.	9,378	213,972

		1,457,097

Italy—3.4%
A2A S.p.A.	83,970	153,479
Alleanza Assicurazioni S.p.A.	34,088	234,573
Assicuraziono Generali S.p.A.	71,536	1,492,098
Atlantia S.p.A.	16,870	341,210
Banca Carige S.p.A.	49,591	136,248
Banca Monte dei Paschi di Siena S.p.A. (a)	158,272	255,491
Banca Popolare di Milano Scarl	27,586	164,990
Banco Popolare Scarl	42,175	314,759
Enel S.p.A.	430,184	2,094,442
Eni S.p.A.	172,104	4,080,324
FIAT S.p.A.	53,237	539,746
Finmeccanica S.p.A. (b)	28,782	405,896
Intesa Sanpaolo S.p.A.	512,876	1,661,825
Intesa Sanpaolo S.p.A.- RNC	92,548	227,932
Luxottica Group S.p.A. (a)	9,343	194,194
Mediaset S.p.A.	51,298	288,293
Mediobanca S.p.A.	31,951	383,793
Parmalat S.p.A. (b)	110,301	266,366
Prysmian S.p.A. (b)	8,255	124,283
Saipem S.p.A.	20,858	508,846
Snam Rete Gas S.p.A.	109,996	483,577
Telecom Italia S.p.A. (a)	676,598	936,523
Telecom Italia S.p.A.-RNC	396,854	389,975
Terna Rete Elettrica Nazionale S.p.A. (a)	92,170	307,222
UniCredit S.p.A.	956,460	2,448,934
Unione di Banche Italiane SCPA	40,784	532,064

		18,967,083

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—23.7%
Advantest Corp. (a)	11,800	$212,592
Aeon Co., Ltd. (a)	40,400	397,557
Aeon Mall Co., Ltd.	6,100	115,311
Aioi Insurance Co., Ltd.	32,000	145,335
Aisin Seiki Co., Ltd.	15,900	343,503
Ajinomoto Co., Inc.	50,000	394,716
All Nippon Airways Co., Ltd. (a)	40,000	139,552
Amada Co., Ltd.	27,000	166,688
Asahi Breweries, Ltd. (a)	24,300	348,614
Asahi Glass Co., Ltd. (a)	72,000	574,014
Asahi Kasei Corp. (a)	79,000	399,924
Astellas Pharma, Inc.	32,200	1,136,313
Benesse Corp.	5,000	199,637
Bridgestone Corp. (a)	40,900	638,263
Brother Industries, Ltd.	16,400	144,628
Canon, Inc. (a)	69,800	2,269,540
Casio Computer Co., Ltd. (a)	18,100	160,949
Central Japan Railway Co. (a)	100	613,816
Chubu Electric Power Co., Inc. (a)	44,700	1,032,263
Chugai Pharmaceutical Co., Ltd. (a)	15,100	287,411
Chuo Mitsui Trust Holdings, Inc. (a)	60,262	228,469
Citizen Holdings Co., Ltd.	22,600	115,158
Cosmo Oil Co., Ltd. (a)	37,000	125,270
Credit Saison Co., Ltd. (a)	10,500	132,454
Dai Nippon Printing Co., Ltd.	40,000	546,270
Daicel Chemical Industries, Ltd.	20,000	120,761
Daihatsu Motor Co., Ltd.	14,000	129,596
Daiichi Sankyo Co., Ltd.	44,700	799,063
Daikin Industries, Ltd. (a)	16,800	536,541
Daito Trust Construction Co., Ltd.	5,000	234,468
Daiwa House Industry Co., Ltd. (a)	33,000	353,267
Daiwa Securities Group, Inc.	87,000	513,702
Denso Corp.	33,200	845,492
Dentsu, Inc. (a)	12,700	265,704
East Japan Railway Co.	22,500	1,353,536
Eisai Co., Ltd. (a)	16,600	590,065
Electric Power Development Co., Ltd. (a)	8,800	249,138
FamilyMart Co., Ltd.	4,300	134,639
Fanuc, Ltd.	12,800	1,020,314
Fast Retailing Co., Ltd.	3,100	403,360
Fuji Heavy Industries, Ltd.	42,000	168,752
FUJIFILM Holdings Corp.	32,600	1,027,464
Fujitsu, Ltd. (a)	125,000	676,675
Fukuoka Financial Group, Inc.	53,000	236,101
GS Yuasa Corp. (a)	22,000	192,973
Hankyu Hanshin Holdings, Inc.	76,000	355,314
Hirose Electric Co., Ltd. (a)	2,200	233,673
Hisamitsu Pharmaceutical Co., Inc. (a)	4,700	145,851
Hitachi Chemical Co., Ltd.	7,300	117,211
Hitachi Construction Machinary Co., Ltd. (a)	6,400	103,419
Hitachi Metals, Ltd.	12,000	101,181
Hitachi, Ltd.	241,000	745,697
Hokkaido Electric Power Co., Inc. (a)	15,300	286,203
Hokuhoku Financial Group, Inc.	76,000	189,644
Hokuriku Electric Power Co. (a)	12,000	274,036
Honda Motor Co., Ltd. (a)	109,000	2,981,604
Hoya Corp.	26,300	526,072

Security Description	Shares	Value*

Japan—(Continued)
Ibiden Co., Ltd.	8,100	$226,044
Idemitsu Kosan Co., Ltd. (a)	1,600	136,667
Ihi Corp. (a)	99,000	170,138
Inpex Holdings, Inc.	53	421,743
Isetan Mitsukoshi Holdings, Ltd. (a)	22,400	227,202
Isuzu Motors, Ltd.	84,000	134,026
Itochu Corp.	106,000	731,411
J Front Retailing Co., Ltd. (a)	30,000	142,593
Japan Airlines Corp. (a)	60,000	115,485
Japan Petroleum Exploration Co.	2,000	110,242
Japan Real Estate Investment Corp. (REIT)	27	223,869
Japan Retail Fund Investment Corp. (REIT)	24	110,610
Japan Tobacco, Inc.	316	983,988
JFE Holdings, Inc. (a)	32,700	1,091,117
JGC Corp.	13,000	208,913
JS Group Corp.	16,900	259,979
JSR Corp. (a)	11,300	192,379
JTEKT Corp. (a)	12,600	126,912
Jupiter Telecommunications Co., Ltd. (b)	191	144,665
Kajima Corp. (a)	59,000	183,267
Kamigumi Co., Ltd.	17,000	142,964
Kaneka Corp.	20,000	141,365
Kansai Paint Co., Ltd.	15,000	107,288
Kao Corp.	36,000	783,786
Kawasaki Heavy Industries, Ltd. (a)	96,000	262,852
Kawasaki Kisen Kaisha, Ltd.	41,000	167,665
KDDI Corp.	194	1,027,528
Keihin Electric Express Railway Co., Ltd. (a)	36,000	278,781
Keio Corp. (a)	45,000	261,214
Keisei Electric Railway Co., Ltd. (a)	19,000	113,022
Keyence Corp.	3,000	609,927
Kikkoman Corp. (a)	11,000	110,002
Kintetsu Corp. (a)	121,120	533,065
Kirin Holdings Co., Ltd. (a)	56,000	781,005
Kobe Steel, Ltd. (a)	177,000	326,778
Komatsu, Ltd. (a)	63,200	968,991
Konami Corp.	8,300	158,743
Konica Minolta Holdings, Inc.	37,000	384,081
Kubota Corp. (a)	70,000	574,315
Kuraray Co., Ltd.	24,500	271,308
Kurita Water Industries, Ltd. (a)	7,100	228,505
Kyocera Corp.	11,100	831,840
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	225,344
Kyushu Electric Power Co., Inc.	25,500	548,284
Lawson, Inc. (a)	4,900	215,118
Mabuchi Motor Co., Ltd. (a)	2,000	96,068
Makita Corp.	9,400	226,168
Marubeni Corp. (a)	112,000	494,316
Marui Group Co., Ltd. (a)	25,500	178,664
Matsushita Electric Industrial Co., Ltd.	129,800	1,739,303
Matsushita Electric Works, Ltd.	24,000	226,329
Mazda Motor Corp.	62,000	157,246
McDonald’s Holdings Co. Japan, Ltd. (a)	5,000	92,696
Mediceo Paltac Holdings Co., Ltd.	11,100	126,889
MEIJI Holdings Co., Ltd.	5,100	204,769
Minebea Co., Ltd.	25,000	105,665
Mitsubishi Chemical Holdings Corp.	88,000	370,874

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Corp.	89,800	$1,647,569
Mitsubishi Electric Corp.	137,000	861,175
Mitsubishi Estate Co., Ltd.	78,000	1,290,871
Mitsubishi Gas & Chemical Co., Inc.	26,000	141,260
Mitsubishi Heavy Industries, Ltd. (a)	204,000	840,671
Mitsubishi Materials Corp.	79,000	245,252
Mitsubishi Motors Corp. (a) (b)	237,000	442,029
Mitsubishi Tanabe Pharma Corp.	15,000	172,216
Mitsubishi UFJ Financial Group, Inc.	613,488	3,767,514
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	4,150	134,063
Mitsui & Co., Ltd.	114,917	1,352,445
Mitsui Chemicals, Inc. (a)	56,000	178,190
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	50,000	117,106
Mitsui Fudosan Co., Ltd.	56,000	969,235
Mitsui Mining & Smelting Co., Ltd.	43,000	110,492
Mitsui OSK Lines, Ltd. (a)	75,000	483,377
Mitsui Sumitomo Insurance Group	28,100	732,040
Mitsumi Electric Co., Ltd.	5,700	120,953
Mizuho Financial Group, Inc. (a)	650,500	1,511,438
Mizuho Trust & Banking Co., Ltd. (a)	107,000	137,623
Murata Manufacturing Co., Ltd.	14,100	597,033
Namco Bandai Holdings, Inc.	12,500	136,973
NEC Corp. (a)	142,000	553,855
NGK Insulators, Ltd. (a)	17,000	344,859
NGK Spark Plug Co., Ltd. (a)	10,000	94,942
Nidec Corp. (a)	7,100	428,609
Nikon Corp.	23,000	395,006
Nintendo Co., Ltd.	6,600	1,814,558
Nippon Building Fund, Inc. (REIT) (a)	35	299,245
Nippon Electric Glass Co., Ltd.	23,000	256,122
Nippon Express Co., Ltd.	59,000	267,041
Nippon Meat Packers, Inc.	14,000	176,390
Nippon Mining Holdings, Inc.	67,000	345,452
Nippon Oil Corp.	90,000	529,222
Nippon Paper Group, Inc.	6,300	162,599
Nippon Sheet Glass Co., Ltd. (a)	35,000	101,257
Nippon Steel Corp. (a)	343,000	1,306,833
Nippon Telephone & Telegraph Corp.	34,400	1,398,285
Nippon Yusen K.K. (a)	75,000	321,508
NIPPONKOA Insurance Co., Ltd.	44,000	254,957
Nissan Chemical Industries, Ltd. (a)	10,000	112,133
Nissan Motor Co., Ltd.	165,600	998,783
Nisshin Seifun Group, Inc.	13,000	154,187
Nisshin Steel Co., Ltd. (a)	51,000	113,329
Nissin Food Products Co., Ltd.	4,700	142,247
Nitori Co., Ltd.	2,650	187,900
Nitto Denko Corp.	13,200	399,585
NOK Corp.	8,000	92,619
Nomura Holdings, Inc. (a)	172,300	1,442,128
Nomura Real Estate Office Fund, Inc. (REIT)	20	126,901
Nomura Research Institute, Ltd. (a)	6,200	137,406
NSK, Ltd. (a)	30,000	151,300
NTN Corp.	25,000	99,423
NTT Data Corp.	80	257,722
NTT DoCoMo, Inc.	1,041	1,518,918
Obayashi Corp.	39,000	190,562
Odakyu Electric Railway Co., Ltd. (a)	40,000	341,699

Security Description	Shares	Value*

Japan—(Continued)
OJI Paper Co., Ltd. (a)	68,000	$291,566
Olympus Corp. (a)	16,000	375,606
Omron Corp. (a)	13,600	195,366
Ono Pharmaceutical Co., Ltd.	6,400	282,873
Oracle Corp. (a)	2,500	91,512
Oriental Land Co., Ltd. (a)	3,400	227,410
ORIX Corp. (a)	5,960	351,149
Osaka Gas Co., Ltd.	146,000	465,523
Rakuten, Inc. (a)	495	297,220
Resona Holdings, Inc. (a)	32,900	460,720
Ricoh Co., Ltd.	45,000	575,870
Rinnai Corp.	2,800	123,481
Rohm Co., Ltd.	7,400	536,958
Sankyo Co., Ltd.	3,600	192,256
Santen Pharmaceutical Co., Ltd.	5,500	167,115
Sanyo Electric Co., Ltd. (a)	110,000	284,051
SBI Holdings, Inc. (a)	1,149	232,624
Secom Co., Ltd.	13,500	547,051
Sega Sammy Holdings, Inc. (a)	13,400	169,274
Seiko Epson Corp. (a)	8,600	139,506
Sekisui Chemical Co., Ltd.	27,000	169,007
Sekisui House, Ltd. (a)	35,000	353,444
Seven & I Holdings Co., Ltd.	52,900	1,239,872
Seven Bank, Ltd.	41	107,100
Sharp Corp.	65,000	669,978
Shikoku Electric Power Co., Inc. (a)	11,700	348,935
Shimadzu Corp. (a)	18,000	143,581
Shimamura Co., Ltd.	1,400	111,070
Shimano, Inc. (a)	6,200	236,369
Shimizu Corp. (a)	37,000	160,464
Shin-Etsu Chemical Co., Ltd.	27,200	1,255,001
Shinko Securities Co., Ltd. (a)	37,000	114,906
Shionogi & Co., Ltd.	19,000	366,679
Shiseido Co., Ltd. (a)	24,000	392,300
Showa Denko K.K. (a)	83,000	147,972
Showa Shell Sekiyu K.K. (a)	14,000	147,423
SMC Corp.	3,700	396,188
Softbank Corp. (a)	52,700	1,022,422
Sojitz Corp. (a)	113,600	247,734
Sompo Japan Insurance, Inc.	60,000	397,955
Sony Corp.	66,500	1,716,164
Sony Financial Holdings, Inc.	64	175,996
Square Enix Holdings Co., Ltd. (a)	4,700	109,949
Stanley Electric Co., Ltd.	11,800	237,440
Sumco Corp. (a)	8,200	115,962
Sumitomo Chemical Co., Ltd.	100,000	447,792
Sumitomo Corp. (a)	76,600	773,843
Sumitomo Electric Industries, Ltd.	48,434	542,419
Sumitomo Heavy Industries, Ltd. (a)	39,000	172,361
Sumitomo Metal Industries, Ltd.	239,000	630,582
Sumitomo Metal Mining Co., Ltd.	34,000	477,639
Sumitomo Mitsui Financial Group, Inc. (a)	60,000	2,423,913
Sumitomo Realty & Development Co., Ltd. (a)	25,000	454,306
Suzuken Co., Ltd. (a)	5,574	161,016
Suzuki Motor Corp.	22,700	507,090
T&D Holdings, Inc. (a)	14,950	425,867
Taiheiyo Cement Corp. (a)	62,000	106,062

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Taisei Corp. (a)	69,000	$165,956
Taisho Pharmaceutical Co., Ltd.	10,000	189,074
Taiyo Nippon Sanso Corp.	18,000	171,067
Takashimaya Co., Ltd. (a)	17,000	133,436
Takeda Pharmaceutical Co., Ltd.	49,600	1,925,390
TDK Corp.	9,100	424,949
Teijin, Ltd. (a)	66,000	211,774
Terumo Corp.	10,800	474,951
The 77 Bank, Ltd.	20,000	115,891
The Bank of Kyoto, Ltd. (a)	22,000	203,165
The Bank of Yokohama, Ltd.	83,000	441,640
The Chiba Bank, Ltd.	47,000	305,503
The Chugoku Bank, Ltd.	12,000	165,917
The Chugoku Electric Power Co., Inc. (a)	18,300	381,653
The Furukawa Electric Co., Ltd. (a)	38,000	170,272
The Gunma Bank, Ltd.	26,000	144,031
The Hachijuni Bank, Ltd.	30,000	169,073
The Hiroshima Bank, Ltd. (a)	38,000	157,769
The Iyo Bank, Ltd.	17,000	173,087
The Japan Steel Works, Ltd. (a)	21,000	257,581
The Joyo Bank, Ltd.	54,000	274,255
The Kansai Electric Power Co., Inc.	50,800	1,119,957
The Nishi-Nippon Bank, Ltd.	52,000	130,635
The Shizuoka Bank, Ltd. (a)	41,000	404,596
The Sumitomo Trust & Banking Co., Ltd.	91,000	489,381
The Suruga Bank, Ltd. (a)	17,000	161,876
The Tokyo Electric Power Co., Inc. (a)	80,100	2,056,863
THK Co., Ltd. (a)	7,700	114,700
Tobu Railway Co., Ltd. (a)	52,000	305,143
Toho Co., Ltd. (a)	6,367	103,539
Toho Gas Co., Ltd. (a)	31,000	125,809
Tohoku Electric Power Co., Inc.	29,800	622,238
Tokio Marine Holdings, Inc. (d)	48,000	1,317,006
Tokuyama Corp.	15,000	109,479
Tokyo Electron, Ltd.	11,400	547,005
Tokyo Gas Co., Ltd.	147,000	525,012
Tokyu Corp.	76,000	382,469
Tokyu Land Corp. (a)	29,000	130,866
TonenGeneral Sekiyu K.K. (a)	18,000	182,745
Toppan Printing Co., Ltd.	41,000	411,623
Toray Industries, Inc. (a)	101,000	512,364
Toshiba Corp. (a)	254,000	913,424
Tosoh Corp.	36,000	101,476
Toto, Ltd.	19,000	132,324
Toyo Seikan Kaisha, Ltd.	10,200	214,751
Toyo Suisan Kaisha, Ltd.	6,000	123,711
Toyoda Gosei Co., Ltd. (a)	4,700	125,842
Toyota Industries Corp.	12,600	311,874
Toyota Motor Corp.	181,600	6,858,497
Toyota Tsusho Corp.	14,200	209,147
Trend Micro, Inc. (a)	7,000	222,605
Tsumura & Co (a)	3,900	121,405
Ube Industries, Ltd.	68,000	189,370
Unicharm Corp.	3,200	244,048
UNY Co., Ltd.	13,000	110,483
Ushio, Inc. (a)	8,700	138,603
West Japan Railway Co.	109	359,799

Security Description	Shares	Value*

Japan—(Continued)
Yahoo! Japan Corp.	900	$285,738
Yakult Honsha Co., Ltd. (a)	5,300	100,875
Yamada Denki Co., Ltd.	5,590	324,465
Yamaguchi Financial Group, Inc.	15,000	197,455
Yamaha Corp. (a)	11,500	142,704
Yamaha Motor Co., Ltd. (a)	13,100	144,534
Yamato Holdings Co., Ltd. (a)	27,000	358,369

		130,156,049

Jersey—0.2%
Randgold Resources, Ltd.	5,063	325,474
WPP, Plc.	82,700	549,945

		875,419

Luxembourg—0.5%
ArcelorMittal	56,699	1,860,963
Millicom International Cellular S.A. (SEK) (b)	5,885	332,834
SES (FDR)	18,798	358,678
Tenaris S.A.	31,061	419,660

		2,972,135

Mauritius—0.0%
Golden Agri-Resources, Ltd. (a)	421,000	110,161

Netherlands—2.5%
Aegon NV	93,343	573,771
Akzo Nobel NV	14,996	659,500
ASML Holding NV (a) (b)	30,827	668,240
Corio NV (REIT) (a)	3,133	152,621
European Aeronautic Defense & Space Co. NV (a)	27,187	440,316
Fugro NV	3,571	148,194
Heineken Holding NV	6,799	216,177
Heineken NV	15,183	563,768
ING Groep NV	128,803	1,295,630
James Hardie Industries NV (AUD)	30,172	101,394
Koninklijke Ahold NV	80,218	921,224
Koninklijke Boskalis Westminster NV	3,508	79,499
Koninklijke DSM NV	10,134	317,326
KONINKLIJKE KPN NV	112,246	1,545,342
Koninklijke Philips Electronics NV (a)	63,499	1,173,468
QIAGEN NV (b)	12,040	223,339
Randstad Holding NV (a)	7,076	196,296
Reed Elsevier NV	43,414	478,493
SBM Offshore NV (a)	10,101	172,918
STMicroelectronics NV (a)	44,693	335,076
TNT NV	24,146	470,019
Unilever NV	107,051	2,581,972
Wolters Kluwer NV	17,885	312,763

		13,627,346

New Zealand—0.1%
Fletcher Building, Ltd.	59,357	250,954
Telecom Corp. of New Zealand, Ltd.	179,842	315,571

		566,525

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—0.6%
DnB NOR ASA	48,456	$370,482
Norsk Hydro ASA	45,479	234,318
Orkla ASA (a)	54,230	394,511
Renewable Energy Corp. ASA (a) (b)	9,800	76,517
StatoilHydro ASA	73,849	1,456,757
Telenor ASA	58,438	450,498
Yara International ASA (a)	10,675	298,525

		3,281,608

Portugal—0.3%
Banco Comercial Portugues S.A. (a)	163,646	166,124
Banco Espirito Santo S.A. (a)	39,907	215,212
Cimpor Cimentos de Portugal, SGPS, S.A. (a)	17,988	131,170
Energias de Portugal S.A.	120,505	472,532
Galp Energia, SGPS, S.A. (a)	12,522	175,806
Jeronimo Martins, SGPS, S.A.	16,067	109,626
Portugal Telecom, SGPS, S.A.	42,778	418,669

		1,689,139

Singapore—1.3%
CapitaLand, Ltd. (b)	174,000	442,014
CapitaMall Trust (REIT)	186,200	179,310
City Developments, Ltd.	40,000	236,163
ComfortDelGro Corp., Ltd.	153,000	135,112
DBS Group Holdings, Ltd.	112,467	912,915
Fraser & Neave, Ltd.	76,000	213,736
Genting Singapore, Plc. (a) (b)	281,000	131,944
Jardine Cycle & Carriage, Ltd.	11,000	145,632
Keppel Corp., Ltd.	79,000	375,143
Olam International, Ltd.	90,000	150,514
Oversea-Chinese Banking Corp.	170,880	785,955
SembCorp Industries, Ltd.	71,000	147,636
SembCorp Marine, Ltd.	63,000	116,116
Singapore Airlines, Ltd.	36,940	338,499
Singapore Exchange, Ltd. (a)	54,000	263,872
Singapore Press Holdings, Ltd. (a)	117,250	255,327
Singapore Technologies Engineering, Ltd. (a)	83,000	140,125
Singapore Telecommunications, Ltd.	529,820	1,093,528
United Overseas Bank, Ltd.	80,392	812,250
Wilmar International, Ltd. (a)	62,000	214,318

		7,090,109

Spain—4.5%
Abertis Infraestructuras S.A.	18,578	349,711
Acciona S.A.	2,292	281,575
Acerinox S.A. (a)	12,363	228,669
ACS Actividades de Construccion y Servicios S.A.	9,579	485,399
Banco Bilbao Vizcaya Argentaria S.A. (a)	234,648	2,955,110
Banco de Sabadell S.A. (a)	57,638	360,145
Banco de Valencia S.A. (a)	13,568	131,605
Banco Popular Espanol S.A. (a)	56,825	496,947
Banco Santander S.A.	536,723	6,473,236
Bankinter S.A. (a) (b)	19,806	234,098
Criteria Caixacorp S.A. (b)	53,350	246,588
EDP Renovaveis S.A.	14,440	148,032

Security Description	Shares	Value*

Spain—(Continued)
Enagas S.A. (a)	10,769	$211,844
Fomento de Construcciones y Contratas S.A. (a)	3,072	126,099
Gamesa Corp. Tecnologica S.A.	10,521	199,617
Gas Natural SDG S.A. (a)	15,186	276,427
Grifols S.A.	8,240	145,645
Grupo Ferrovial S.A. (a)	4,336	139,451
Iberdrola Renovables (b)	51,000	233,262
Iberdrola S.A. (a)	231,064	1,878,033
Inditex S.A. (a)	13,792	662,406
Indra Sistemas S.A.	8,289	179,472
Mapfre S.A.	47,190	153,505
Red Electrica de Espana (a)	6,962	314,797
Repsol YPF S.A.	49,126	1,100,966
Sacyr Vallehermoso S.A.	6,515	90,266
Telefonica S.A.	278,658	6,314,740
Zardoya Otis	362	7,552
Zardoya Otis S.A. (a)	7,249	151,422

		24,576,619

Sweden—2.3%
Alfa Laval AB (a)	26,060	248,880
Assa Abloy AB (Series B)	20,057	278,951
Atlas Copco AB (Series A) (a)	47,555	475,798
Atlas Copco AB (Series B)	26,061	235,435
Electrolux AB	17,118	239,418
Getinge AB (Class B) (a)	13,484	176,422
Hennes & Mauritz AB (Series B) (a)	33,439	1,667,959
Husqvarna AB (Series B) (a)	25,677	140,685
Investor AB	28,200	435,217
Lundin Petroleum AB (b)	14,948	116,017
Nordea Bank AB (a)	212,589	1,683,015
Sandvik AB (a)	66,936	497,626
Scania AB (a)	21,772	216,209
Securitas AB (a)	21,462	182,261
Skandinaviska Enskilda Banken AB (Series A) (a)	94,431	414,139
Skanska AB (a)	25,167	280,833
SKF AB	29,555	364,508
SSAB AB (Series A) (a)	11,498	133,558
Svenska Cellulosa AB	34,876	366,199
Svenska Handelsbanken AB (a)	32,448	611,777
Swedbank AB (a)	22,400	130,128
Swedish Match AB	18,278	296,450
Tele2 AB	17,423	176,096
Telefonaktiebolaget LM Ericsson (Class B) (a)	195,431	1,907,321
TeliaSonera AB (a)	142,758	749,271
Volvo AB (Series A)	28,429	175,447
Volvo AB (Series B)	69,624	430,482

		12,630,102

Switzerland—7.3%
ABB, Ltd.	144,695	2,276,942
Actelion, Ltd. (b)	6,285	329,492
Adecco S.A.	8,604	359,209
Aryzta AG	7,143	229,703
Baloise Holdings AG	3,194	237,038

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Compagnie Financiere Richemont S.A.	34,383	$716,198
Credit Suisse Group AG	73,996	3,376,960
Geberit AG (a)	3,089	380,603
Givaudan S.A.	472	289,057
Holcim, Ltd. (a)	13,143	748,458
Julius Baer Holding AG	15,196	592,328
Kuehne & Nagel International AG	3,252	255,213
Lindt & Spruengli AG	7	154,663
Lindt & Spruengli AG (Participation Certificate)	55	102,907
Logitech International S.A. (b)	10,725	149,323
Lonza Group AG (a)	2,935	291,409
Nestle S.A.	239,155	9,023,494
Nobel Biocare Holding AG	8,030	175,985
Novartis AG	139,025	5,646,813
Pargesa Holding S.A.	1,694	105,672
Roche Holding AG	46,183	6,281,405
Schindler Holding AG	1,456	90,249
SGS S.A.	302	374,908
Sonova Holding AG (a)	3,787	308,107
Straumann Holding AG (a)	534	97,413
Swatch Group AG (Class A)	3,213	105,321
Swatch Group AG (Class B)	2,093	336,465
Swiss Life Holding	2,159	187,368
Swiss Reinsurance	22,745	752,321
Swisscom AG	1,500	460,599
Syngenta AG	6,316	1,466,261
UBS AG	210,490	2,574,579
Zurich Financial Services AG	9,612	1,700,949

		40,177,412

United Kingdom—20.5%
3i Group, Plc. (b)	63,549	254,215
Admiral Group, Plc.	11,691	167,829
AMEC, Plc.	19,703	212,100
Anglo American, Plc.	86,571	2,525,744
Antofagasta, Plc.	24,514	238,004
Associated British Foods, Plc.	22,128	277,880
AstraZeneca, Plc.	95,170	4,190,272
Autonomy Corp.,Plc. (b)	13,555	321,122
Aviva, Plc.	174,928	988,328
BAE Systems, Plc.	232,106	1,295,386
Balfour Beatty, Plc.	30,333	154,391
Barclays, Plc.	636,460	2,963,917
BG Group, Plc.	220,736	3,708,116
BHP Billiton, Plc.	145,102	3,276,969
BP, Plc.	1,231,661	9,744,545
British Airways, Plc. (a)	41,370	85,184
British American Tobacco, Plc.	131,243	3,624,978
British Land Co., Plc. (REIT)	62,096	391,554
British Sky Broadcasting, Plc.	73,950	554,653
BT Group, Plc.	513,648	859,741
Bunzl, Plc.	22,401	185,525
Burberry Group, Plc.	26,876	187,567
Cable & Wireless, Plc.	157,710	346,062
Cadbury, Plc.	86,947	742,598
Cairn Energy, Plc. (b)	10,393	401,435

Security Description	Shares	Value*

United Kingdom—(Continued)
Capita Group, Plc.	39,413	$464,564
Carnival, Plc.	11,804	313,164
Centrica, Plc.	336,050	1,234,659
Cobham, Plc.	73,272	208,953
Compass Group, Plc.	121,661	685,433
Diageo, Plc.	164,371	2,360,089
Drax Group	21,005	152,007
Eurasian Natural Resources Corp. (b)	21,266	229,985
Experian Group, Ltd.	72,050	539,863
FirstGroup, Plc.	30,753	181,547
Fresnillo, Plc.	11,783	101,616
Friends Provident Group, Plc.	183,982	199,361
G4S, Plc.	83,089	285,680
GlaxoSmithKline, Plc.	341,036	6,004,398
Hammerson, Plc. (REIT) (a) (b)	42,216	213,913
Home Retail Group, Plc. (b)	54,363	233,113
HSBC Holdings, Plc.	1,130,805	9,385,797
ICAP, Plc.	36,213	269,590
Imperial Tobacco Group, Plc.	66,840	1,738,141
Intercontinental Hotels Group, Plc.	22,056	226,697
International Power, Plc.	93,731	367,931
Invensys, Plc.	47,928	176,638
Investec, Plc.	26,347	142,172
J. Sainsbury, Plc.	74,987	387,075
Johnson Matthey, Plc.	14,556	276,334
Kazakhmys, Plc.	13,920	145,075
Kingfisher, Plc.	152,400	446,690
Ladbrokes, Plc.	47,638	145,078
Land Securities Group, Plc. (REIT)	46,385	360,807
Legal & General Group, Plc.	357,048	333,610
Liberty International, Plc. (REIT)	30,011	196,986
Lloyds Banking Group, Plc.	1,114,104	1,281,931
London Stock Exchange Group, Plc. (a)	9,645	111,747
Lonmin, Plc. (b)	11,828	229,074
Man Group, Plc.	108,024	495,724
Marks & Spencer Group, Plc.	115,580	583,239
National Grid, Plc.	159,749	1,440,523
Next, Plc.	13,648	330,681
Old Mutual, Plc.	381,581	508,025
Pearson, Plc.	50,438	506,536
Prudential, Plc.	164,305	1,117,787
Reckitt Benckiser Group, Plc.	39,629	1,805,725
Reed Elsevier Plc.	69,574	518,669
Rexam, Plc.	42,308	198,568
Rio Tinto, Plc.	59,089	2,056,697
Rolls-Royce Group, Plc.	130,942	780,609
Rolls-Royce Group, Plc. (C Shares) (b)	9,801,706	16,123
Royal Bank of Scotland Group, Plc.	1,125,807	715,799
Royal Dutch Shell, Plc. (Class A) (a)	233,065	5,835,856
Royal Dutch Shell, Plc. (Class B)	177,215	4,473,217
SABMiller, Plc.	61,757	1,256,975
Sage Group, Ltd.	78,702	231,094
Schroders, Plc.	11,672	157,969
Scottish & Southern Energy, Plc.	60,565	1,136,875
Segro, Plc. (REIT)	367,910	147,307
Serco Group, Plc.	34,317	238,377

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Severn Trent, Plc.	14,349	$258,765
Shire, Ltd.	34,646	477,758
Smith & Nephew, Plc.	56,488	418,712
Smiths Group, Plc.	25,680	297,138
Standard Chartered, Plc.	124,687	2,348,000
Standard Life, Plc.	141,054	431,842
Tesco, Plc.	525,424	3,061,936
Thomas Cook Group, Plc. (a)	30,655	103,942
Thomson Reuters, Plc.	12,693	362,106
Tomkins, Plc.	54,938	134,226
TUI Travel, Plc.	44,767	171,132
Tullow Oil, Plc.	55,886	864,467
Unilever, Plc.	84,407	1,980,318
United Utilities G (a)	48,207	394,772
Vendeta Resources, Plc. (a)	9,571	203,685
Vodafone Group, Plc.	3,449,452	6,666,480
Whitbread, Plc.	14,577	196,171
WM Morrison Supermarkets, Plc.	149,552	582,637
Wolseley, Plc. (a)	18,230	348,449
Xstrata, Plc.	126,751	1,397,673

		112,580,417

United States—0.1%
Synthes, Inc. (CHF) (b)	3,629	351,193

Total Common Stock (Identified Cost $652,754,744)		539,826,218

Exchange Traded Funds—1.1%

United States—1.1%
iShares MSCI EAFE Index Fund	133,000	6,092,730

Total Exchange Traded Funds (Identified Cost $5,832,031)		6,092,730

Preferred Stock—0.3%

Germany—0.3%
Fresenius SE	4,821	260,357
Henkel KGaA	10,747	335,581
Porsche AG	5,610	376,768
RWE AG	2,982	198,574
Volkswagen AG	6,775	473,750

		1,645,030

Switzerland—0.0%
Schindler Holding AG	3,222	200,186

Total Preferred Stock (Identified Cost $2,217,043)		1,845,216

Rights—0.2%

Belgium—0.0%
Fortis (b) (c)	137,599	0

Security Description	Shares	Value*

France—0.0%
Casino Guichard-Perrachon S.A. (b)	3,089	$11,910
Imerys S.A. (b)	3	8
Pernod-Ricard S.A. (b)	1	5

		11,923

Italy—0.0%
Unione di Banche Italian SCPA (b)	40,784	2,785

Japan—0.0%
Dowa Mining Co., Ltd. (b)	16,000	3,327

Mauritius—0.0%
Golden Agri-Resources, Ltd. (b)	71,570	9,885

Norway—0.0%
Renewable Energy Corp. AS (a) (b)	3,378	12,276

Spain—0.0%
Bankinter S.A. (b)	2	1

Switzerland—0.0%
Givaudan S.A. (b)	13	391

United Kingdom—0.2%
Rio Tinto, Plc. (b)	31,021	1,046,041

Total Rights (Identified Cost $1,220,588)		1,086,629

Warrants—0.0%

Italy—0.0%
Unione di Banche Italiane SCPA (a) (b)	40,784	3,145

Total Warrants (Identified Cost $0)		3,145

Short Term Investments—13.2%
	Shares/Par Amount

United States—13.2%
Federal Home Loan Bank 0.010%, 07/14/09	$1,075,000	1,074,992
State Street Navigator Securities Lending Prime Portfolio (e)	71,566,010	71,566,010

Total Short Term Investments (Identified Cost $72,641,002)		72,641,002

Total Investments 113.0% (Identified Cost $734,665,408) (f)		621,494,940
Liabilities in excess of other assets		(71,634,724)

Net Assets 100%		$549,860,216

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $68,376,260 and the collateral received consisted of cash in the amount of $71,566,010 and non-cash collateral with a value of $798,860. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $734,650,407 and the composition of unrealized appreciation and depreciation of investment securities was $32,067,019 and $(145,222,486), respectively.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.
(FDR)—	Fiduciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of June 30, 2009	Percentage of Net Assets
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	8.7%
Metals & Mining	5.4%
Diversified Telecommunication Services	4.8%
Insurance	4.1%
Electric Utilities	3.9%
Semiconductors & Semiconductor Equipment	3.7%
Automobiles	3.6%
Food Products	3.5%
Pharmaceuticals	3.4%

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$39,496,256	$—	$39,496,256
Austria	—	1,762,765	—	1,762,765
Belgium	—	5,036,072	—	5,036,072
Bermuda	—	1,873,841	—	1,873,841
Cayman Islands	—	107,737	—	107,737
Cyprus	—	204,104	—	204,104
Denmark	—	5,041,635	—	5,041,635
Finland	—	6,906,852	—	6,906,852
France	—	53,326,071	—	53,326,071
Germany	—	40,428,998	—	40,428,998
Greece	—	2,983,898	—	2,983,898
Hong Kong	—	11,549,575	—	11,549,575
Ireland	—	1,457,097	—	1,457,097
Italy	—	18,967,083	—	18,967,083
Japan	—	130,156,049	—	130,156,049
Jersey	—	875,419	—	875,419
Luxembourg	—	2,972,135	—	2,972,135
Mauritius	—	110,161	—	110,161
Netherlands	—	13,627,346	—	13,627,346
New Zealand	—	566,525	—	566,525
Norway	—	3,281,608	—	3,281,608
Portugal	—	1,689,139	—	1,689,139
Singapore	—	7,090,109	—	7,090,109
Spain	—	24,576,619	—	24,576,619
Sweden	—	12,630,102	—	12,630,102
Switzerland	—	40,177,412	—	40,177,412
United Kingdom	—	112,580,417	—	112,580,417
United States	—	351,193	—	351,193
Total Common Stock	—	539,826,218	—	539,826,218

Exchange Traded Funds
United States	6,092,730	—	—	6,092,730
Preferred Stock
Germany	—	1,645,030	—	1,645,030
Switzerland	—	200,186	—	200,186
Total Preferred Stock	—	1,845,216	—	1,845,216

Rights
Belgium	—	—	—	—
France	—	11,923	—	11,923
Italy	—	2,785	—	2,785
Japan	—	3,327	—	3,327
Mauritius	—	9,885	—	9,885
Norway	—	12,276	—	12,276
Spain	—	1	—	1
Switzerland	—	391	—	391
United Kingdom	—	1,046,041	—	1,046,041
Total Rights	—	1,086,629	—	1,086,629

Warrants
Italy	—	3,145	—	3,145
Short Term Investments
United States	71,566,010	1,074,992	—	72,641,002
Total Investments	$77,658,740	$543,836,200	$—	$621,494,940

The accompanying notes are an integral part of the financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$621,494,940
Cash		18,307
Foreign cash at value (c)		1,561,085
Receivable for:
Securities sold		865,773
Fund shares sold		263,807
Accrued interest and dividends		1,256,975
Foreign taxes		366,249

Total Assets		625,827,136
Liabilities
Payable for:
Securities purchased	$2,045,462
Fund shares redeemed	1,930,291
Withholding taxes	45,259
Collateral for securities loaned	71,566,010
Accrued expenses:
Management fees	135,491
Distribution & service fees	52,941
Deferred directors’ fees	2,421
Other expenses	189,045

Total Liabilities		75,966,920

Net Assets		$549,860,216

Net assets consists of:
Capital paid in		$686,297,435
Undistributed net investment income		8,316,280
Accumulated net realized losses		(31,635,529)
Unrealized depreciation on investments and foreign currency		(113,117,970)

Net Assets		$549,860,216

Net Assets
Class A		$277,747,053
Class B		225,682,037
Class E		45,357,055
Class G		1,074,071

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,741,025
Class B (40,000,000)		24,519,977
Class E (10,000,000)		4,873,996
Class G (6,250,000)		117,181

Net Asset Value and Redemption Price Per Share
Class A		$9.34
Class B		9.20
Class E		9.31
Class G		9.17

(a) Identified cost of investments		$734,665,408
(b) Includes cash collateral for securities loaned of		71,566,010
(c) Identified cost of foreign cash		1,561,252

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$11,244,565	(a)
Interest		568,668	(b)

		11,813,233
Expenses
Management fees	$722,872
Distribution & service fees—Class B	239,303
Distribution & service fees—Class E	31,293
Distribution & service fees—Class G	170
Directors’ fees and expenses	15,769
Custodian	177,652
Audit and tax services	18,576
Legal	8,031
Printing	104,257
Insurance	4,548
Miscellaneous	4,323

Total expenses	1,326,794
Less broker commission recapture	(10,467)
Management fee waivers	(16,867)	1,299,460

Net Investment Income		10,513,773

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(4,407,692)
Foreign currency transactions—net	192,417	(4,215,275)

Change in unrealized appreciation on:
Investments—net	26,478,920
Foreign currency transactions—net	84,012	26,562,932

Net gain		22,347,657

Net Increase in Net Assets From Operations		$32,861,430

(a)	Net of foreign taxes of $1,197,809.
(b)	Includes income on securities loaned of $568,515.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$10,513,773	$23,783,798
Net realized loss	(4,215,275)	(17,138,042)
Change in unrealized appreciation (depreciation)	26,562,932	(373,752,168)

Increase (decrease) in net assets from operations	32,861,430	(367,106,412)

From Distributions to Shareholders
Net investment income
Class A	(12,212,144)	(11,876,797)
Class B	(8,984,997)	(6,771,340)
Class E	(1,972,890)	(1,871,591)

	(23,170,031)	(20,519,728)

Net realized gain
Class A	(1,982,678)	(16,409,488)
Class B	(1,581,543)	(10,411,846)
Class E	(336,122)	(2,752,056)

	(3,900,343)	(29,573,390)

Total distributions	(27,070,374)	(50,093,118)

Increase in net assets from capital share transactions	32,613,822	34,554,213

Total increase (decrease) in net assets	38,404,878	(382,645,317)

Net Assets
Beginning of the period	511,455,338	894,100,655

End of the period	$549,860,216	$511,455,338

Undistributed Net Investment Income
End of the period	$8,316,280	$20,972,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,882,137	$15,743,502	4,271,358	$52,902,915
Reinvestments	1,783,269	14,194,822	1,828,461	28,286,285
Redemptions	(2,741,500)	(23,459,707)	(7,057,043)	(91,096,573)

Net increase (decrease)	923,906	$6,478,617	(957,224)	$(9,907,373)

Class B
Sales	3,293,948	$27,093,876	5,384,067	$65,932,778
Reinvestments	1,346,056	10,566,540	1,126,766	17,183,186
Redemptions	(1,412,413)	(12,046,897)	(2,822,733)	(37,951,253)

Net increase	3,227,591	$25,613,519	3,688,100	$45,164,711

Class E
Sales	220,828	$1,832,547	700,062	$8,412,837
Reinvestments	290,807	2,309,012	300,042	4,623,647
Redemptions	(544,707)	(4,693,191)	(1,026,664)	(13,739,609)

Net decrease	(33,072)	$(551,632)	(26,560)	$(703,125)

Class G(a)
Sales	119,804	$1,097,450	0	$0
Redemptions	(2,623)	(24,132)	0	0

Net increase	117,181	$1,073,318	0	$0

Increase derived from capital share transactions		$32,613,822		$34,554,213

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$9.36		$17.19	$16.00	$12.95		$11.64	$9.80

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.46 (a)	0.46 (a)	0.35	(a)	0.25	0.21
Net realized and unrealized gain (loss) of investments	0.29		(7.31)	1.26	2.95	(a)	1.26	1.70

Total from investment operations	0.48		(6.85)	1.72	3.30		1.51	1.91

Less Distributions
Distributions from net investment income	(0.43)		(0.41)	(0.35)	(0.25)		(0.20)	(0.07)
Distributions from net realized capital gains	(0.07)		(0.57)	(0.18)	0.00		0.00	0.00

Total distributions	(0.50)		(0.98)	(0.53)	(0.25)		(0.20)	(0.07)

Net Asset Value, End of Period	$9.34		$9.36	$17.19	$16.00		$12.95	$11.64

Total Return (%)	5.98	(b)	(42.08)	10.82	25.72		13.24	19.60
Ratio of operating expenses to average net assets (%)	0.43	(c)	0.41	0.41	0.49		0.51	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.44	(c)	0.42	0.41	0.50		0.51	N/A
Ratio of net investment income to average net assets (%)	4.45	(c)	3.44	2.69	2.46		2.19	2.01
Portfolio turnover rate (%)	19	(c)	15	24	18		22	38
Net assets, end of period (in millions)	$277.75		$269.72	$511.80	$320.85		$242.62	$210.03

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$9.21		$16.92	$15.76	$12.76		$11.48	$9.68

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.42 (a)	0.41 (a)	0.31	(a)	0.19	0.12
Net realized and unrealized gain (loss) of investments	0.27		(7.19)	1.23	2.91	(a)	1.27	1.74

Total from investment operations	0.45		(6.77)	1.64	3.22		1.46	1.86

Less Distributions
Distributions from net investment income	(0.39)		(0.37)	(0.30)	(0.22)		(0.18)	(0.06)
Distributions from net realized capital gains	(0.07)		(0.57)	(0.18)	0.00		0.00	0.00

Total distributions	(0.46)		(0.94)	(0.48)	(0.22)		(0.18)	(0.06)

Net Asset Value, End of Period	$9.20		$9.21	$16.92	$15.76		$12.76	$11.48

Total Return (%)	5.87	(b)	(42.20)	10.52	25.45		12.93	19.30
Ratio of operating expenses to average net assets (%)	0.68	(c)	0.66	0.66	0.74		0.76	0.84
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.69	(c)	0.67	0.66	0.75		0.76	N/A
Ratio of net investment income to average net assets (%)	4.27	(c)	3.21	2.46	2.18		1.86	1.60
Portfolio turnover rate (%)	19	(c)	15	24	18		22	38
Net assets, end of period (in millions)	$225.68		$196.04	$297.90	$231.04		$145.08	$73.71

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$9.31		$17.11	$15.93	$12.90		$11.59	$9.77

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.44 (a)	0.43 (a)	0.33	(a)	0.26	0.19
Net realized and unrealized gain (loss) of investments	0.30		(7.28)	1.25	2.94	(a)	1.23	1.70

Total from investment operations	0.48		(6.84)	1.68	3.27		1.49	1.89

Less Distributions
Distributions from net investment income	(0.41)		(0.39)	(0.32)	(0.24)		(0.18)	(0.07)
Distributions from net realized capital gains	(0.07)		(0.57)	(0.18)	0.00		0.00	0.00

Total distributions	(0.48)		(0.96)	(0.50)	(0.24)		(0.18)	(0.07)

Net Asset Value, End of Period	$9.31		$9.31	$17.11	$15.93		$12.90	$11.59

Total Return (%)	5.97	(b)	(42.16)	10.58	25.60		13.04	19.40
Ratio of operating expenses to average net assets (%)	0.58	(c)	0.56	0.56	0.64		0.66	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.59	(c)	0.57	0.56	0.65		0.66	N/A
Ratio of net investment income to average net assets (%)	4.30	(c)	3.31	2.57	2.32		2.05	1.91
Portfolio turnover rate (%)	19	(c)	15	24	18		22	38
Net assets, end of period (in millions)	$45.36		$45.70	$84.40	$82.84		$74.49	$73.45

	Class G
	Period ended June 30, 2009(e)
Net Asset Value, Beginning of Period	$7.93

Income (Loss) From Investment Operations
Net investment income	0.04	(a)
Net realized and unrealized gain on investments	1.20

Total from investment operations	1.24

Net Asset Value, End of Period	$9.17

Total Return (%)	15.64	(b)
Ratio of operating expenses to average net assets (%)	0.73	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.74	(c)
Ratio of net investment income to average net assets (%)	3.11	(c)
Portfolio turnover rate (%)	19	(c)
Net assets, end of period (in millions)	$1.07

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, guarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$23,880,340	$14,775,563	$26,212,778	$5,918,010	$—	$—	$50,093,118	$20,693,573

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$23,042,535	$3,829,271	$(155,696,803)	$—	$(128,824,997)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(13,403,278)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$62,186,214	$0	$46,578,877

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.30% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $722,872.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2009 were $55,420.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed By Neuberger Berman Management, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Neuberger Berman Mid Cap Value Portfolio returned 10.03%, 9.94%, and 9.90%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 3.19%.

MARKET ENVIRONMENT/CONDITIONS

In January and February, stocks declined substantially as investors remained concerned about the health of the financial system and the economy. In early March, stocks turned around in response to increased confidence that the actions taken by the U.S. Treasury and Federal Reserve had stabilized the financial system and the frozen credit markets began to thaw. Data indicating that the pace of deterioration might be slowing, despite continued contraction of the economy, helped stocks rally through June, recovering all of the ground lost at the beginning of 2009. The Russell Midcap Value Index closed this six-month reporting period with a modest gain.

PORTFOLIO REVIEW/CURRENT POSITIONING

Last year’s sharp sell off in cyclical sectors allowed us to further improve the quality of the Portfolio by adding to positions in what we believed to be the financially strongest and best positioned companies in their respective businesses and by reducing or eliminating positions in companies whose long-term prospects we believed were not quite as bright. We believed that the severely beaten down but still “best of breed” companies would excel once the market began anticipating an economic recovery. In addition, we began nibbling at regional banks that had recapitalized by issuing equity to reinforce their balance sheets. We also saw opportunity in some of the severely depressed life insurers. The Portfolio’s superior relative performance during the first half of 2009 indicated this strategy was successful during the period.

Superior stock selection in seven of the nine Russell Midcap Value Index sectors in which the Portfolio was invested helped produce strongly positive absolute and relative performance during this six-month reporting period. Investments in cyclical sectors, most notably Energy and Materials, were strong contributors to relative performance. The solid performance of Consumer Discretionary, Consumer Staples, and Industrials also enhanced relative returns. Although collectively Financials sectors investments posted a modest loss, (the only Portfolio sector with a negative return), they significantly outperformed the benchmark sector component.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Neuberger Berman Mid cap Value Portfolio
Class A	10.03	-38.34	-3.14	3.53	—
Class B	9.94	-38.47	-3.36	—	1.14
Class E	9.90	-38.42	-3.28	—	1.27
Russell Midcap Value Index	3.19	-30.52	-0.43	4.00	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
NBTY, Inc.	2.6
Teck Cominco, Ltd. (Class B)	2.2
The McGraw-Hill Cos., Inc.	2.0
NRG Energy, Inc.	1.9
Invesco, Ltd.	1.9
J.C. Penney Co., Inc.	1.8
Whirlpool Corp.	1.8
Talisman Energy, Inc.	1.7
Boston Properties, Inc.	1.7
Noble Energy, Inc.	1.7

Top Sectors

% of Total Market Value
Financials	24.5
Consumer Discretionary	13.3
Energy	11.5
Health Care	9.5
Industrials	9.3
Utilities	8.9
Consumer Staples	8.4
Information Technology	6.9
Materials	5.5
Cash & Cash Equivalents	2.2

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Neuberger Berman Mid Cap Value—Class A	Actual	0.73%	$1,000.00	$1,100.30	$3.80
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Neuberger Berman Mid Cap Value—Class B	Actual	0.98%	$1,000.00	$1,099.40	$5.10
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Neuberger Berman Mid Cap Value—Class E	Actual	0.88%	$1,000.00	$1,099.00	$4.58
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—97.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Empresa Brasileira de Aeronautica S.A. (ADR)	280,200	$4,640,112
L-3 Communications Holdings, Inc.	80,300	5,571,214

		10,211,326

Auto Components—2.0%
Johnson Controls, Inc. (a)	150,700	3,273,204
WABCO Holdings, Inc.	325,400	5,759,580

		9,032,784

Automobiles—1.5%
Harley-Davidson, Inc. (a)	413,400	6,701,214

Beverages—2.5%
Constellation Brands, Inc. (b)	397,600	5,041,568
Dr. Pepper Snapple Group, Inc. (b)	285,000	6,039,150

		11,080,718

Capital Markets—5.0%
Invesco, Ltd.	470,500	8,384,310
Jefferies Group, Inc.	317,400	6,770,142
Morgan Stanley	261,600	7,458,216

		22,612,668

Commercial Banks—5.1%
Comerica, Inc.	205,300	4,342,095
Fifth Third Bancorp	244,000	1,732,400
First Horizon National Corp. (b)	484,390	5,812,677
KeyCorp.	738,600	3,870,264
Regions Financial Corp.	399,900	1,615,596
SunTrust Banks, Inc.	125,000	2,056,250
Zions Bancorp	311,300	3,598,628

		23,027,910

Construction & Engineering—1.3%
Chicago Bridge & Iron Co., NV	473,400	5,870,160

Diversified Financial Services—1.1%
Moody’s Corp.	186,000	4,901,100

Electric Utilities—5.6%
DPL, Inc.	285,800	6,621,986
Entergy Corp.	52,300	4,054,296
FirstEnergy Corp.	124,800	4,836,000
NV Energy, Inc.	511,700	5,521,243
PPL Corp.	129,300	4,261,728

		25,295,253

Electronic Equipment, Instruments & Components—2.5%
Anixter International, Inc. (a) (b)	189,700	7,130,823
Avnet, Inc. (b)	193,800	4,075,614

		11,206,437

Energy Equipment & Services—2.6%
National Oilwell Varco, Inc. (b)	159,500	5,209,270

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Noble Corp.	131,900	$3,989,975
Oceaneering International, Inc. (a) (b)	54,700	2,472,440

		11,671,685

Food Products—1.8%
ConAgra Foods, Inc.	235,400	4,486,724
The J. M. Smucker Co.	72,700	3,537,582

		8,024,306

Health Care Equipment & Supplies—0.7%
Covidien, Plc.	84,800	3,174,912

Health Care Providers & Services—5.4%
Aetna, Inc.	219,700	5,503,485
AmerisourceBergen Corp.	220,400	3,909,896
CIGNA Corp.	161,100	3,880,899
Coventry Health Care, Inc. (b)	215,950	4,040,424
Mednax, Inc. (a) (b)	163,500	6,888,255

		24,222,959

Health Care Technology—0.9%
IMS Health, Inc.	317,800	4,036,060

Household Durables—3.2%
NVR, Inc. (a) (b)	12,500	6,279,875
Whirlpool Corp. (a)	188,000	8,001,280

		14,281,155

Household Products—1.5%
Energizer Holdings, Inc. (a) (b)	130,600	6,822,544

Independent Power Producers & Energy Traders—1.9%
NRG Energy, Inc. (b)	336,800	8,743,328

Industrial Conglomerates—0.9%
McDermott International, Inc. (b)	193,500	3,929,985

Insurance—6.7%
Assurant, Inc.	314,260	7,570,523
Fidelity National Financial, Inc.	91,300	1,235,289
PartnerRe, Ltd.	79,900	5,189,505
Principal Financial Group, Inc.	241,500	4,549,860
StanCorp Financial Group, Inc.	227,600	6,527,568
W.R. Berkley Corp.	230,150	4,941,321

		30,014,066

IT Services—3.7%
Affiliated Computer Services, Inc. (Class A) (b)	118,300	5,254,886
Fidelity National Information Services, Inc. (a)	270,100	5,391,196
Lender Processing Services, Inc.	224,499	6,234,337

		16,880,419

Life Sciences Tools & Services—1.0%
Charles River Laboratories International, Inc. (b)	134,100	4,525,875

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—4.3%
Ingersoll-Rand, Plc.	228,300	$4,771,470
Navistar International Corp. (b)	79,500	3,466,200
SPX Corp.	117,200	5,739,284
Terex Corp. (a)	460,400	5,557,028

		19,533,982

Marine—0.5%
Genco Shipping & Trading, Ltd. (a) (b)	113,800	2,471,736

Media—3.5%
Cablevision Systems Corp. (Class A) (b)	340,946	6,617,762
The McGraw-Hill Cos., Inc. (a)	298,700	8,993,857

		15,611,619

Metals & Mining—5.5%
Cliffs Natural Resources, Inc.	183,500	4,490,245
Freeport-McMoRan Copper & Gold, Inc. (b)	133,400	6,684,674
Sterlite Industries India, Ltd. (ADR) (b)	313,400	3,898,696
Teck Cominco, Ltd. (Class B) (CAD) (b)	618,700	9,862,078

		24,935,693

Multi-Utilities—1.3%
CMS Energy Corp. (a)	493,000	5,955,440

Multiline Retail—3.2%
J.C. Penney Co., Inc. (a)	286,200	8,216,802
Macy’s, Inc.	523,300	6,154,008

		14,370,810

Oil, Gas & Consumable Fuels—8.9%
Apache Corp.	54,500	3,932,175
Denbury Resources, Inc. (b)	325,100	4,788,723
Noble Energy, Inc.	129,700	7,648,409
Ship Finance International, Ltd. (a)	220,573	2,432,920
Southwestern Energy Co. (b)	173,900	6,756,015
Talisman Energy, Inc.	543,215	7,762,542
Whiting Petroleum Corp. (a) (b)	194,310	6,831,940

		40,152,724

Personal Products—2.6%
NBTY, Inc. (b)	423,815	11,917,678

Security Description	Shares	Value*

Pharmaceuticals—1.5%
Shire, Plc. (ADR)	168,000	$6,968,640

Real Estate Investment Trusts—6.7%
Alexandria Real Estate Equities, Inc. (a)	121,000	4,330,590
Annaly Capital Management, Inc.	300,320	4,546,845
Boston Properties, Inc. (a)	162,600	7,756,020
The Macerich Co. (a)	355,190	6,254,896
Vornado Realty Trust	158,666	7,144,730

		30,033,081

Semiconductors & Semiconductor Equipment—0.7%
International Rectifier Corp. (b)	197,400	2,923,494

Total Common Stock (Identified Cost $533,129,523)		441,141,761

Short Term Investments—14.7%
	Shares/Par Amount

Mutual Funds—13.1%
State Street Navigator Securities Lending Prime Portfolio (c)	59,296,442	59,296,442

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $7,209,002 on 07/01/09, collateralized by $7,025,000 Federal National Mortgage Association 6.000% due 04/18/36 with a value of $7,355,175.	$7,209,000	7,209,000

Total Short Term Investments (Identified Cost $66,505,442)		66,505,442

Total Investments—112.6% (Identified Cost $599,634,965) (d)		507,647,203
Liabilities in excess of other assets		(56,852,800)

Net Assets—100%		$450,794,403

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $59,839,002 and the collateral received consisted of cash in the amount of $59,296,442 and non-cash collateral with a value of $2,528,540. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $599,634,965 and the composition of unrealized appreciation and depreciation of investment securities was $27,070,853 and $(119,058,615), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$10,211,326	$—	$—	$10,211,326
Auto Components	9,032,784	—	—	9,032,784
Automobiles	6,701,214	—	—	6,701,214
Beverages	11,080,718	—	—	11,080,718
Capital Markets	22,612,668	—	—	22,612,668
Commercial Banks	23,027,910	—	—	23,027,910
Construction & Engineering	5,870,160	—	—	5,870,160
Diversified Financial Services	4,901,100	—	—	4,901,100
Electric Utilities	25,295,253	—	—	25,295,253
Electronic Equipment, Instruments & Components	11,206,437	—	—	11,206,437
Energy Equipment & Services	11,671,685	—	—	11,671,685
Food Products	8,024,306	—	—	8,024,306
Health Care Equipment & Supplies	3,174,912	—	—	3,174,912
Health Care Providers & Services	24,222,959	—	—	24,222,959
Health Care Technology	4,036,060	—	—	4,036,060
Household Durables	14,281,155	—	—	14,281,155
Household Products	6,822,544	—	—	6,822,544
Independent Power Producers & Energy Traders	8,743,328	—	—	8,743,328
Industrial Conglomerates	3,929,985	—	—	3,929,985
Insurance	30,014,066	—	—	30,014,066
IT Services	16,880,419	—	—	16,880,419
Life Sciences Tools & Services	4,525,875	—	—	4,525,875
Machinery	19,533,982	—	—	19,533,982
Marine	2,471,736	—	—	2,471,736
Media	15,611,619	—	—	15,611,619
Metals & Mining	15,073,615	9,862,078	—	24,935,693
Multi-Utilities	5,955,440	—	—	5,955,440
Multiline Retail	14,370,810	—	—	14,370,810
Oil, Gas & Consumable Fuels	40,152,724	—	—	40,152,724
Personal Products	11,917,678	—	—	11,917,678
Pharmaceuticals	6,968,640	—	—	6,968,640
Real Estate Investment Trusts	30,033,081	—	—	30,033,081
Semiconductors & Semiconductor Equipment	2,923,494	—	—	2,923,494
Total Common Stock	431,279,683	9,862,078	—	441,141,761

Short Term Investments
Mutual Funds	59,296,442	—	—	59,296,442
Repurchase Agreement	—	7,209,000	—	7,209,000
Total Short Term Investments	59,296,442	7,209,000	—	66,505,442
Total Investments	$490,576,125	$17,071,078	$—	$507,647,203

The accompanying notes are an integral part of the financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$507,647,203
Cash		171
Foreign cash at value (c)		44,680
Receivable for:
Securities sold		3,267,247
Fund shares sold		399,204
Accrued interest and dividends		522,558
Foreign taxes		161

Total Assets		511,881,224
Liabilities
Payable for:
Securities purchased	$906,374
Fund shares redeemed	455,109
Collateral for securities loaned	59,296,442
Accrued expenses:
Management fees	246,482
Distribution & service fees	47,922
Other expenses	134,492

Total Liabilities		61,086,821

Net Assets		$450,794,403

Net assets consists of:
Capital paid in		$765,115,527
Undistributed net investment income		2,825,861
Accumulated net realized losses		(225,156,575)
Unrealized depreciation on investments and foreign currency		(91,990,410)

Net Assets		$450,794,403

Net Assets
Class A		$208,078,559
Class B		206,809,391
Class E		35,906,453

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		17,518,616
Class B (30,000,000)		17,561,838
Class E (10,000,000)		3,029,509

Net Asset Value and Redemption Price Per Share
Class A		$11.88
Class B		11.78
Class E		11.85

(a) Identified cost of investments		$599,634,965
(b) Includes cash collateral for securities loaned of		59,296,442
(c) Identified cost of foreign cash		47,328

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$4,810,216	(a)
Interest		340,373	(b)

		5,150,589
Expenses
Management fees	$1,626,986
Distribution & service fees—Class B	231,177
Distribution & service fees—Class E	25,136
Directors’ fees and expenses	15,769
Custodian	33,789
Audit and tax services	15,751
Legal	10,634
Printing	105,010
Insurance	5,765
Miscellaneous	4,586

Total expenses	2,074,603
Less broker commission recapture	(88,252)	1,986,351

Net Investment Income		3,164,238

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(182,058,999)
Futures contracts—net	940,501
Foreign currency transactions—net	1,997	(181,116,501)

Change in unrealized appreciation (depreciation) on:
Investments—net	226,754,649
Foreign currency transactions—net	(3,791)	226,750,858

Net gain		45,634,357

Net Increase in Net Assets From Operations		$48,798,595

(a)	Net of foreign taxes of $8,352.
(b)	Includes income on securities loaned of $339,652.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$3,164,238	$9,953,928
Net realized loss	(181,116,501)	(26,258,478)
Change in unrealized appreciation (depreciation)	226,750,858	(469,148,651)

Increase (decrease) in net assets from operations	48,798,595	(485,453,201)

From Distributions to Shareholders
Net investment income
Class A	(6,245,351)	(6,188,605)
Class B	(2,807,473)	(1,536,377)
Class E	(536,880)	(408,404)

	(9,589,704)	(8,133,386)

Net realized gain
Class A	(124,286)	(8,888,332)
Class B	(68,895)	(3,460,891)
Class E	(12,272)	(753,434)

	(205,453)	(13,102,657)

Total distributions	(9,795,157)	(21,236,043)

Decrease in net assets from capital share transactions	(154,498,173)	(241,928,336)

Total decrease in net assets	(115,494,735)	(748,617,580)

Net Assets
Beginning of the period	566,289,138	1,314,906,718

End of the period	$450,794,403	$566,289,138

Undistributed Net Investment Income
End of the period	$2,825,861	$9,251,327

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,558,733	$16,413,586	8,723,331	$132,280,753
Reinvestments	583,835	6,369,637	737,980	15,076,937
Redemptions	(15,724,162)	(178,182,053)	(19,355,401)	(370,806,840)

Net decrease	(13,581,594)	$(155,398,830)	(9,894,090)	$(223,449,150)

Class B
Sales	1,368,791	$14,683,516	3,157,641	$45,080,537
Reinvestments	265,838	2,876,368	246,779	4,997,268
Redemptions	(1,379,428)	(14,378,910)	(3,275,242)	(57,435,921)

Net increase (decrease)	255,201	$3,180,974	129,178	$(7,358,116)

Class E
Sales	150,906	$1,675,221	307,511	$4,556,252
Reinvestments	50,427	549,152	57,037	1,161,838
Redemptions	(430,865)	(4,504,690)	(981,957)	(16,839,160)

Net decrease	(229,532)	$(2,280,317)	(617,409)	$(11,121,070)

Decrease derived from capital share transactions		$(154,498,173)		$(241,928,336)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.00		$21.26	$21.27	$20.97	$20.67	$17.35

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.20 (a)	0.27 (a)	0.18 (a)	0.12	0.07
Net realized and unrealized gain (loss) of investments	1.01		(10.10)	0.50	2.18	2.08	3.82

Total from investment operations	1.08		(9.90)	0.77	2.36	2.20	3.89

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.12)	(0.11)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.20)		(0.36)	(0.78)	(2.06)	(1.90)	(0.57)

Net Asset Value, End of Period	$11.88		$11.00	$21.26	$21.27	$20.97	$20.67

Total Return (%)	10.03	(c)	(47.34)	3.45	11.45	12.27	22.91
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(d)	0.69	0.69	0.73	0.76	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.69	(d)	0.68	0.67	0.70	0.75	0.73
Ratio of net investment income to average net assets (%)	1.34	(d)	1.13	1.24	0.86	0.67	0.43
Portfolio turnover rate (%)	41	(d)	62	60	47	90	55
Net assets, end of period (in millions)	$208.08		$342.21	$871.57	$544.07	$428.90	$327.78

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.88		$21.03	$21.05	$20.78	$20.51	$17.23

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.16 (a)	0.21 (a)	0.12 (a)	0.07	0.03
Net realized and unrealized gain (loss) of investments	1.00		(10.00)	0.50	2.16	2.06	3.79

Total from investment operations	1.06		(9.84)	0.71	2.28	2.13	3.82

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.07)	(0.06)	(0.02)	(0.02)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.16)		(0.31)	(0.73)	(2.01)	(1.86)	(0.54)

Net Asset Value, End of Period	$11.78		$10.88	$21.03	$21.05	$20.78	$20.51

Total Return (%)	9.94	(c)	(47.47)	3.19	11.20	11.93	22.66
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(d)	0.94	0.94	0.98	1.01	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.94	(d)	0.93	0.92	0.95	0.99	0.98
Ratio of net investment income to average net assets (%)	1.15	(d)	0.94	0.97	0.61	0.46	0.17
Portfolio turnover rate (%)	41	(d)	62	60	47	90	55
Net assets, end of period (in millions)	$206.81		$188.36	$361.25	$312.19	$209.45	$93.37

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.96		$21.18	$21.19	$20.90	$20.61	$17.31

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.18 (a)	0.23 (a)	0.15 (a)	0.10	0.05
Net realized and unrealized gain (loss) of investments	1.00		(10.07)	0.51	2.17	2.06	3.81

Total from investment operations	1.07		(9.89)	0.74	2.32	2.16	3.86

Less Distributions
Distributions from net investment income	(0.18)		(0.12)	(0.09)	(0.08)	(0.03)	(0.04)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.18)		(0.33)	(0.75)	(2.03)	(1.87)	(0.56)

Net Asset Value, End of Period	$11.85		$10.96	$21.18	$21.19	$20.90	$20.61

Total Return (%)	9.90	(c)	(47.39)	3.27	11.28	12.08	22.78
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(d)	0.84	0.84	0.88	0.91	0.91
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.84	(d)	0.83	0.82	0.85	0.90	0.88
Ratio of net investment income to average net assets (%)	1.25	(d)	1.02	1.06	0.72	0.52	0.28
Portfolio turnover rate (%)	41	(d)	62	60	47	90	55
Net assets, end of period (in millions)	$35.91		$35.72	$82.09	$88.88	$92.70	$72.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) to maintain investment exposure to a broad asset class. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $940,501 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$8,133,386	$10,970,152	$13,102,657	$26,750,108	$—	$—	$21,236,043	$37,720,260

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,251,330	$268,929	$(343,288,904)	$—	$(333,768,645)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(19,555,916)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$97,393,992	$0	$247,762,496

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,626,986	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall of each year to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until two years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements (the “Annual Review”). In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fallout” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) the performance record of MetLife Advisers and the subadvisers in managing funds or accounts with substantially similar investment objectives and policies, (vii) MetLife Advisers’ and the subadvisers’ financial results and condition, (viii) each Portfolio’s investment objectives and strategies, (ix) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (x) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (xi) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xii) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xiii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

In considering whether to approve the continuation of the Agreements, the Directors generally do not identify any single factor as determinative, and each Director weighs the various factors as he or she deems appropriate. The Directors generally consider the following matters in determining whether to approve the continuation of any Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios. The Directors consider the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) and the resources dedicated to the Portfolios by the Advisers. In particular, the Directors consider the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors consider that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also consider that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the nature, extent and quality of services support the renewal of the Agreements.

Investment performance of the relevant Portfolios. The Directors review information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compares the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also review a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors also consider the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors consider the fees charged by MetLife Advisers to the Portfolios for advisory services and by the subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees, collectively, “Fees”), as well as the total expense levels of the Portfolios. This information includes comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also take into account the demands, complexity and quality of the investment management services to be provided to each Portfolio. The Directors consider MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also consider the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors review information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also consider the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers have implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the Fees charged to each of the relevant Portfolios were fair and reasonable, and the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, support the continuation of the Agreements.

Economies of Scale. The Directors consider the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors note whether the relevant Portfolios benefit or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In this connection, the Directors review information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the extent to which economies of scale were shared with the relevant Portfolios support the renewal of such Agreements.

Other Factors. The Directors also consider other factors, which include but are not limited to the following:

•

the extent to which each relevant Portfolio operates in accordance with its investment objective, and each Portfolio’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also consider the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also consider the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Approval of a New Subadvisory Agreement. Based on their evaluation of all factors that they deemed to be material, including the information and factors described above, and assisted by the advice of independent counsel, at a meeting on February 24 and 25, 2009, the Board approved a new subadvisory contract between MetLife Advisers and Neuberger Berman Management LLC (“Neuberger”) for the Neuberger Berger Mid Cap Value Portfolio (the “Subadvisory Agreement”) due to an anticipated assignment of the then-effective subadvisory contract with Neuberger. In determining to approve the Subadvisory Agreement for the Portfolio, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors.

MSF-18

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

The Directors considered the nature, extent, and quality of the services to be provided to the Portfolio by Neuberger. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers and Neuberger. The Directors also reviewed materials provided by MetLife Advisers and Neuberger (the “Director Materials”). These presentations and the Director Materials contained information that assisted the Directors in assessing Neuberger’s organizational structure, personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), investment capacity, capitalization, investment process and regulatory/compliance capabilities, as well as Neuberger’s investment philosophy, performance record and trade execution capabilities. It was also noted that Neuberger personnel have substantial experience in managing mid cap value investments, including the Portfolio, and that the portfolio manager of the Portfolio had agreed to continue managing the Portfolio after the effective date of the Subadvisory Agreement. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Neuberger.

The Directors considered the subadvisory fee to be paid by MetLife Advisers to Neuberger and the total expenses of the Portfolio. In particular, the Directors considered the fact that the subadvisory fee schedule for Neuberger set forth in the Subadvisory Agreement was identical to the fee schedule in the then existing subadvisory agreement between MetLife Advisers and Neuberger (the “Existing Agreement”). The Directors concluded that the subadvisory fees to be paid to Neuberger were reasonable and the result of arm’s-length negotiations. The Directors did not make any conclusions with respect to Neuberger’s expected profitability under the Subadvisory Agreement in light of Neuberger’s limited record of operations after the date of its expected restructuring. However, the Directors considered the information they were provided regarding the profitability of Neuberger under the Existing Agreement and their conclusion made in the fall of 2008 that that information supported the renewal of the Existing Agreement, which contained a fee schedule identical to that of the Subadvisory Agreement.

The Directors considered the extent to which economies of scale may be realized if the Portfolio grew and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoint in the Portfolio’s advisory and subadvisory fee schedules and how possible benefits from economies of scale may be realized by the various parties. The Directors also considered comparative breakpoint information of similar funds in a report prepared by Lipper Inc. in connection with the renewal of the Existing Agreement. The Directors concluded that they were satisfied with the extent to which possible economies of scale may be shared for the benefit of shareholders in the Portfolio. The Directors also took into account the substantial experience and reputation as a manager of mid cap investments of the personnel of Neuberger.

The Directors also considered comparisons of the services to be rendered and, as noted above, the amount to be paid under the Subadvisory Agreement with those under the Existing Agreement. In this regard, the Directors in particular noted that the principal terms of the Subadvisory Agreement are similar to those of the Existing Agreement.

In addition, the Directors considered Neuberger’s policies with respect to obtaining benefits from their use of the Portfolio’s brokerage commissions to obtain research that could be used for Neuberger’s other clients, and the Directors concluded that Neuberger’s policies were reasonable.

Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, concluded it was appropriate and desirable for Neuberger to assume subadvisory responsibilities for the Portfolio and thus approved the Subadvisory Agreement.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed By Oppenheimer Funds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 12.73%, 12.40%, and 12.64%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 6.35%.

MARKET ENVIRONMENT/CONDITIONS

The first two months of the reporting period were characterized by very weak global markets. Fear was on the rise as investors worried about the possibility of a new depression driven by excessive leverage, the disappearance of credit and very real risks to many of the world’s financial institutions. Add to this the collapse of world trade alongside an aggressive global inventory reduction.

As the news improved over the second half of the reporting period, markets recovered sharply. In mid-March, confidence and risk appetite began to return to the markets, as economic news became more mixed as opposed to being universally bad. Rates of increase in unemployment and declines in housing prices slowed in many regions of the globe. The U.S. Treasury conducted stress tests for the country’s largest banks, which have begun to recapitalize with the issuance of tens of billions of dollars of new equity. This has allowed some companies to repay their TARP (Troubled Asset Relief Program) funding. First quarter results in the U.S., although sharply lower than the previous year, came in ahead of consensus for the first time in seven quarters. Globally, there are signs that the worst of the inventory destocking is over and energy and material prices have recovered sharply from their first quarter lows.

Despite these improvements, we were still in the grips of a steep recession at the end of the period. Growth forecasts continue to fall in the developed world. Many of the major trading nations are beginning to see month on month improvements in export demand and a consequent recovery in manufacturing output.

PORTFOLIO REVIEW/CURRENT POSITIONING

Our strategy of focusing on high-quality companies with significant opportunities for earnings growth bore out well during the reporting period. Ideally, we like to buy these businesses at a bargain price. We held a number of such companies in the information technology and consumer discretionary sectors, which were the largest contributors to Portfolio performance during the reporting period. Our significant overweight positions to these sectors, along with our stock selection strategy within them, benefited relative Portfolio performance. At the end of the reporting period, approximately 47% of the Portfolio was invested in these two sectors.

In information technology, notable successes were Telefonaktiebolaget LM Ericsson, our largest holding at period end; Infosys Technologies Ltd.; Juniper Networks, Inc.; and Corning, Inc. Infosys Technologies and Juniper Networks were also among the top ten holdings of the Portfolio at period end. In consumer discretionary, leading contributors included LVMH Moet Hennessey Louis Vuitton, which was among the top ten holdings of the Portfolio at period end, Burberry Group plc and footwear manufacturer Tod’s SpA.

Overall, the Portfolio outperformed the Index in seven of ten sectors for the period. The three sectors that underperformed for the Portfolio were industrials, materials and telecommunication services. Not holding materials stocks detracted from Portfolio performance, as the sector performed relatively well for the Index. Stock selection within the telecommunication services and health care sectors detracted from Portfolio performance.

The Portfolio’s investment strategy continues to be focused on identifying long-term structural growth stocks—companies with durable long-term earnings and good cash flow characteristics, strong economic returns on invested capital and healthy balance sheets. Clearly the markets have rallied strongly from their March lows, but valuations are still extremely compelling.

As well as an emphasis on companies that we believe are the strongest franchises, we have built the Portfolio around companies with very strong free cash-flow characteristics. We have added very selectively to quality financial stocks while retaining an underweight stance to the sector overall at period end. We see real opportunities in U.S. healthcare insurers which have massive free cash flows and low single-figure multiples, and also because we believe the existing structure may become the basis of any healthcare reform package. We are also optimistic in regards to consumer non-durables with restructuring stories.

As of the reporting period’s end, we do not plan to stray from our underweight stance in the energy and materials sectors. We view the recent firming of energy and materials prices as a recovery from an oversold position, a sign of growing appetite for risk and a reaction to the weakness of the U.S. dollar.

We continued to be diversified across a number of geographies. At the end of the reporting period, we had approximately one-third of the Portfolio invested in the U.S. which we continued to believe is the largest and most innovative economy in the world. The second largest country that we were invested in was Japan. As well as having an economy with large and excellent companies, with long track records of significant innovations, Japan is seeing the first signs of adopting more shareholder friendly ways of running companies. We are invested in the U.K. for the same reasons—it is one of the world’s most open economies, with extremely high-quality companies. The next largest markets that the Portfolio had exposure to at period end were France, Sweden, Germany, Switzerland and Mexico.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world.

MSF-1

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Oppenheimer Global Equity Portfolio
Class A	12.73	-22.34	2.31	1.65	—
Class B	12.40	-22.71	2.03	—	1.46
Class E	12.64	-22.50	2.15	—	1.04
MSCI World Index	6.35	-29.50	0.03	-0.84	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	4.6
Juniper Networks, Inc.	2.4
Roche Holding AG	2.3
Siemens AG	2.3
Credit Suisse Group AG	2.2
Microsoft Corp.	2.0
LVMH Moet Hennessy Louis Vuitton S.A.	2.0
Intuit, Inc.	1.9
Infosys Technologies, Ltd.	1.9
SAP AG	1.8

Top Countries

% of Total Net Assets
United States	31.3
Japan	11.4
United Kingdom	8.7
Sweden	7.3
Switzerland	7.1
Germany	6.6
France	6.4
Mexico	3.0
Netherlands	2.8
India	2.7

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Oppenheimer Global Equity—Class A	Actual	0.65%	$1,000.00	$1,127.30	$3.43
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

Oppenheimer Global Equity—Class B	Actual	0.90%	$1,000.00	$1,124.00	$4.74
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

Oppenheimer Global Equity—Class E	Actual	0.80%	$1,000.00	$1,126.40	$4.22
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—98.1% of Net Assets

Security Description	Shares	Value*

Australia—0.1%
Aristocrat Leisure, Ltd.	117,467	$356,795

Brazil—1.7%
Companhia de Bebidas das Americas (ADR) (a)	93,450	6,058,363
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	226,910	3,757,630

		9,815,993

Canada—1.0%
Husky Energy, Inc. (b)	197,900	5,537,319

Cayman Islands—0.8%
XL Capital, Ltd. (Class A)	383,610	4,396,171

Finland—0.9%
Fortum Oyj (a)	236,580	5,393,031

France—6.4%
LVMH Moet Hennessy Louis Vuitton S.A.	144,511	11,054,312
NicOx S.A. (a) (b)	56,755	710,324
Sanofi-Aventis S.A.	89,232	5,244,661
Société Générale	66,141	3,606,431
Technip S.A. (a)	148,720	7,305,903
Total S.A. (a)	156,978	8,497,116

		36,418,747

Germany—6.0%
Allianz SE	76,339	7,054,922
Bayerische Motoren Werke AG (a)	100,105	3,778,384
SAP AG	253,512	10,214,361
Siemens AG	189,059	13,080,704

		34,128,371

India—2.7%
Dish TV India, Ltd. (b)	652,014	525,877
HDFC Bank, Ltd.	35,400	1,102,632
Infosys Technologies, Ltd.	284,626	10,536,417
Wire & Wireless India, Ltd. (b)	550,530	228,777
Zee Telefilms, Ltd.	751,560	2,756,192

		15,149,895

Italy—1.2%
Bulgari S.p.A. (a)	479,800	2,584,644
Tod’s S.p.A. (a)	78,700	4,493,983

		7,078,627

Japan—11.5%
Fanuc, Ltd.	31,300	2,494,986
Hoya Corp.	255,700	5,114,700
KDDI Corp.	1,409	7,462,821
Keyence Corp.	23,800	4,838,754
Kyocera Corp.	40,000	2,997,622
Mitsubishi Electric Corp.	422,000	2,652,671
Murata Manufacturing Co., Ltd.	143,800	6,088,888
Nidec Corp. (a)	41,400	2,499,211
Nintendo Co., Ltd.	15,200	4,178,981

Security Description	Shares	Value*

Japan—(Continued)
Secom Co., Ltd.	98,900	$4,007,656
Seven & I Holdings Co., Ltd.	102,991	2,413,907
Sony Corp.	337,728	8,715,739
Sony Financial Holdings, Inc. (a)	379	1,042,225
Sumitomo Mitsui Financial Group, Inc. (a)	164,300	6,637,482
Toyota Motor Corp.	110,300	4,165,706

		65,311,349

Mexico—3.0%
Fomento Economico Mexicano S.A. de C.V. (a)	1,988,960	6,413,272
Grupo Modelo S.A. de C.V. (a)	975,910	3,485,367
Grupo Televisa S.A. (ADR)	434,270	7,382,590

		17,281,229

Netherlands—2.7%
European Aeronautic Defense & Space Co. NV (a)	355,187	5,752,549
Koninklijke Philips Electronics NV (a)	291,048	5,378,599
TNT NV	232,265	4,521,199

		15,652,347

Norway—0.5%
Tandberg ASA (a)	166,970	2,814,828

Panama—1.4%
Carnival Corp. (b)	307,170	7,915,771

Spain—1.4%
Inditex S.A.	162,990	7,828,131

Sweden—7.3%
Assa Abloy AB (Series B) (a)	656,000	9,123,574
Investor AB	396,925	6,125,835
Telefonaktiebolaget LM Ericsson (Class B) (a)	2,687,496	26,228,780

		41,478,189

Switzerland—7.0%
Basilea Pharmaceutica (b)	7,538	645,175
Credit Suisse Group AG	278,167	12,694,725
Nestle S.A.	48,012	1,811,528
Roche Holding AG	97,514	13,262,996
Transocean, Ltd. (USD) (b)	95,658	7,106,433
UBS AG	380,493	4,653,947

		40,174,804

Taiwan—2.0%
MediaTek, Inc.	484,379	5,761,860
Taiwan Semiconductor Manufacturing Co., Ltd.	3,295,024	5,473,483

		11,235,343

Turkey—0.5%
Turkcell Iletisim Hizmet AS (ADR) (b)	210,585	2,918,708

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—8.7%
3i Group, Plc. (a) (b)	635,999	$2,544,192
Burberry Group, Plc. (a)	394,873	2,755,809
Cadbury, Plc.	531,278	4,537,546
Diageo, Plc.	243,792	3,500,440
HSBC Holdings, Plc.	955,214	8,004,405
Prudential, Plc.	724,272	4,927,310
Reckitt Benckiser Group, Plc.	131,348	5,984,970
RT Group, Plc. (c) (d) (e)	282,264	0
Tesco, Plc.	1,176,289	6,854,887
Unilever, Plc.	208,377	4,888,846
Vodafone Group, Plc.	2,757,661	5,329,511

		49,327,916

United States—31.3%
3M Co.	123,870	7,444,587
Adobe Systems, Inc. (b)	309,870	8,769,321
Aetna, Inc.	256,400	6,422,820
Aflac, Inc.	174,000	5,409,660
Altera Corp. (a)	331,530	5,397,308
Automatic Data Processing, Inc.	215,710	7,644,762
Boeing Co.	63,560	2,701,300
Colgate-Palmolive Co. (a)	102,000	7,215,480
Corning, Inc.	425,810	6,838,509
eBay, Inc. (b)	560,730	9,605,305
Emerson Electric Co.	121,600	3,939,840
InterMune, Inc. (a) (b)	83,700	1,272,240
International Game Technology (a)	108,770	1,729,443
Intuit, Inc. (b)	382,920	10,783,027
Juniper Networks, Inc. (a) (b)	573,900	13,544,040
Linear Technology Corp. (a)	94,110	2,197,469
Lockheed Martin Corp.	45,780	3,692,157
Maxim Integrated Products, Inc.	336,690	5,282,666
McDonald’s Corp.	149,300	8,583,257
Microsoft Corp.	480,760	11,427,665
Raytheon Co.	111,250	4,942,838
Regeneron Pharmaceuticals, Inc. (a) (b)	51,290	919,117
Schering-Plough Corp.	20,200	507,424
Seattle Genetics, Inc. (a) (b)	188,526	1,832,473
Shuffle Master, Inc. (b)	154,200	1,019,262
SIRIUS XM Radio, Inc. (a) (b)	3,364,060	1,446,546
SLM Corp. (b)	719,700	7,391,319
The Walt Disney Co.	337,760	7,879,941
Theravance, Inc. (a) (b)	131,580	1,926,331
Tiffany & Co. (a)	228,000	5,782,080
Wal-Mart Stores, Inc.	175,510	8,501,704
WellPoint, Inc. (b)	100,600	5,119,534

Security Description	Shares	Value*

United States—(Continued)
Zimmer Holdings, Inc. (b)	16,800	$715,680

		177,885,105

Total Common Stock (Identified Cost $727,245,106)		558,098,669

Preferred Stock—0.5%

Germany—0.5%
Bayerische Motoren Werke AG	131,237	3,160,220

Total Preferred Stock (Identified Cost $4,027,852)		3,160,220

Fixed Income—Convertible—0.1%
	Par Amount

United States—0.1%
Theravance, Inc. 3.000%, 01/15/15	$699,000	512,018

Total Fixed Income—Convertible (Identified Cost $699,000)		512,018

Short Term Investments—13.8%
	Shares/Par Amount

United States—13.8%
State Street Navigator Securities Lending Prime Portfolio (f)	73,567,186	73,567,186
State Street Repurchase Agreement dated 06/30/09 at 0.010% to be repurchased at $4,835,001 on 07/01/09, collateralized by $4,590,000 Federal Home Loan Bank 5.000% due 11/17/17 with a value of $4,934,250.	$4,835,000	4,835,000

Total Short Term Investments (Identified Cost $78,402,186)		78,402,186

Total Investments—112.5% (Identified Cost $810,374,144) (g)		640,173,093
Liabilities in excess of other assets		(71,155,817)

Net Assets—100%		$569,017,276

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $68,615,870 and the collateral received consisted of cash in the amount of $73,567,186 and non-cash collateral with a value of $284,841. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(e)	Zero Valued Security.
(f)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $810,378,056 and the composition of unrealized appreciation and depreciation of investment securities was $15,072,189 and $(185,277,152), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(USD)—	U.S. Dollar

Ten Largest Industries as of June 30, 2009	Percentage of Net Assets
Communications Equipment	8.7%
Software	8.0%
Semiconductors & Semiconductor Equipment	6.2%
Insurance	3.8%
Textiles, Apparel & Luxury Goods	3.7%
Aerospace & Defense	3.7%
Industrial Conglomerates	3.6%
Media	3.6%
Capital Markets	3.5%
Hotels, Restaurants & Leisure	3.4%

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1- quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$356,795	$—	$356,795
Brazil	9,815,993	—	—	9,815,993
Canada	—	5,537,319	—	5,537,319
Cayman Islands	4,396,171	—	—	4,396,171
Finland	—	5,393,031	—	5,393,031
France	—	36,418,747	—	36,418,747
Germany	—	34,128,371	—	34,128,371
India	—	15,149,895	—	15,149,895
Italy	—	7,078,627	—	7,078,627
Japan	—	65,311,349	—	65,311,349
Mexico	7,382,590	9,898,639	—	17,281,229
Netherlands	—	15,652,347	—	15,652,347
Norway	—	2,814,828	—	2,814,828
Panama	—	7,915,771	—	7,915,771
Spain	—	7,828,131	—	7,828,131
Sweden	—	41,478,189	—	41,478,189
Switzerland	7,106,433	33,068,371	—	40,174,804
Taiwan	—	11,235,343	—	11,235,343
Turkey	2,918,708	—	—	2,918,708
United Kingdom	—	49,327,916	—	49,327,916
United States	177,885,105	—	—	177,885,105
Total Common Stock	209,505,000	348,593,669	—	558,098,669

Preferred Stock
Germany	—	3,160,220	—	3,160,220
Fixed Income—Convertible
United States	—	512,018	—	512,018
Short Term Investments
United States	73,567,186	4,835,000	—	78,402,186
Total Investments	$283,072,186	$357,100,907	$—	$640,173,093

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$640,173,093
Cash		524
Foreign cash at value (c)		2,406,689
Receivable for:
Securities sold		34,727
Fund shares sold		183,522
Accrued interest and dividends		663,250
Foreign taxes		81,964

Total Assets		643,543,769
Liabilities
Payable for:
Securities purchased	$28,543
Fund shares redeemed	484,946
Withholding taxes	7,660
Collateral for securities loaned	73,567,186
Accrued expenses:
Management fees	252,478
Distribution & service fees	38,880
Deferred directors’ fees	2,421
Other expenses	144,379

Total Liabilities		74,526,493

Net Assets		$569,017,276

Net assets consists of:
Capital paid in		$789,734,164
Undistributed net investment income		6,433,725
Accumulated net realized losses		(56,978,922)
Unrealized depreciation on investments and foreign currency		(170,171,691)

Net Assets		$569,017,276

Net Assets
Class A		$375,665,372
Class B		181,391,710
Class E		11,960,194

Capital Shares (Authorized) Outstanding
Class A (70,000,000)		34,697,644
Class B (30,000,000)		16,804,490
Class E (5,000,000)		1,107,528

Net Asset Value and Redemption Price Per Share
Class A		$10.83
Class B		10.79
Class E		10.80

(a) Identified cost of investments		$810,374,144
(b) Includes cash collateral for securities loaned of		73,567,186
(c) Identified cost of foreign cash		2,398,454

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$7,984,760	(a)
Interest		640,848	(b)

		8,625,608
Expenses
Management fees	$1,369,998
Distribution & service fees—Class B	199,728
Distribution & service fees—Class E	8,044
Directors’ fees and expenses	15,769
Custodian	139,393
Audit and tax services	18,576
Legal	8,296
Printing	81,023
Insurance	4,806
Miscellaneous	4,388

Total expenses		1,850,021

Net Investment Income		6,775,587

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(26,583,947)
Foreign currency transactions—net	(2,589,395)	(29,173,342)

Change in unrealized appreciation on:
Investments—net	84,916,919
Foreign currency transactions—net	25,990	84,942,909

Net gain		55,769,567

Net Increase in Net Assets From Operations		$62,545,154

(a)	Net of foreign taxes of $787,596.
(b)	Includes income on securities loaned of $635,140.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$6,775,587	$15,833,471
Net realized loss	(29,173,342)	(25,289,366)
Change in unrealized appreciation (depreciation)	84,942,909	(368,617,733)

Increase (decrease) in net assets from operations	62,545,154	(378,073,628)

From Distributions to Shareholders
Net investment income
Class A	(9,775,857)	(11,146,915)
Class B	(4,189,342)	(4,193,822)
Class E	(291,634)	(369,402)

	(14,256,833)	(15,710,139)

Net realized gain
Class A	0	(19,263,601)
Class B	0	(8,450,946)
Class E	0	(697,035)

	0	(28,411,582)

Total distributions	(14,256,833)	(44,121,721)

Decrease in net assets from capital share transactions	(5,509,296)	(15,386,735)

Total increase (decrease) in net assets	42,779,025	(437,582,084)

Net Assets
Beginning of the period	526,238,251	963,820,335

End of the period	$569,017,276	$526,238,251

Undistributed Net Investment Income
End of the period	$6,433,725	$13,914,971

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	719,972	$7,058,027	1,794,157	$25,364,068
Reinvestments	1,038,880	9,775,857	1,953,148	30,410,516
Redemptions	(2,332,930)	(21,975,356)	(5,836,665)	(79,066,291)

Net decrease	(574,078)	$(5,141,472)	(2,089,360)	$(23,291,707)

Class B
Sales	1,319,908	$12,626,626	4,256,389	$61,415,885
Reinvestments	446,149	4,189,342	813,692	12,644,768
Redemptions	(1,800,108)	(16,952,406)	(4,580,034)	(62,273,005)

Net increase (decrease)	(34,051)	$(136,438)	490,047	$11,787,648

Class E
Sales	67,243	$659,005	127,934	$1,760,228
Reinvestments	31,058	291,634	68,669	1,066,437
Redemptions	(122,921)	(1,182,025)	(485,811)	(6,709,341)

Net decrease	(24,620)	$(231,386)	(289,208)	$(3,882,676)

Decrease derived from capital share transactions		$(5,509,296)		$(15,386,735)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.90		$17.50	$16.86	$15.11	$13.09	$11.43

Income (Loss) From Investment Operations
Net investment income	0.13	(a)	0.30 (a)	0.21 (a)	0.21 (a)	0.12	0.11
Net realized and unrealized gain (loss) of investments	1.09		(7.06)	0.89	2.26	1.98	1.74

Total from investment operations	1.22		(6.76)	1.10	2.47	2.10	1.85

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.20)	(0.41)	(0.08)	(0.19)
Distributions from net realized capital gains	0.00		(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.29)		(0.84)	(0.46)	(0.72)	(0.08)	(0.19)

Net Asset Value, End of Period	$10.83		$9.90	$17.50	$16.86	$15.11	$13.09

Total Return (%)	12.73	(b)	(40.37)	6.49	16.59	16.22	16.42
Ratio of operating expenses to average net assets (%)	0.65	(c)	0.61	0.61	0.66	0.93	0.81
Ratio of net investment income to average net assets (%)	2.77	(c)	2.16	1.19	1.37	0.87	0.95
Portfolio turnover rate (%)	20	(c)	20	17	73	115	79
Net assets, end of period (in millions)	$375.67		$349.03	$653.91	$648.02	$226.04	$195.18

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$9.86		$17.44	$16.81	$15.06	$13.04	$11.59

Income (Loss) From Investment Operations
Net investment income	0.12	(a)	0.26 (a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	1.07		(7.04)	0.89	2.25	2.02	1.43

Total from investment operations	1.19		(6.78)	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	0.00		(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.26)		(0.80)	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$10.79		$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	12.40	(b)	(40.56)	6.26	16.35	15.98	12.51	(b)
Ratio of operating expenses to average net assets (%)	0.90	(c)	0.86	0.86	0.91	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	2.52	(c)	1.91	0.94	1.09	0.53	0.54	(c)
Portfolio turnover rate (%)	20	(c)	20	17	73	115	79
Net assets, end of period (in millions)	$181.39		$166.05	$285.12	$260.54	$27.79	$3.65

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.86		$17.44	$16.81	$15.06	$13.04	$11.40

Income (Loss) From Investment Operations
Net investment income	0.13	(a)	0.28 (a)	0.18 (a)	0.18 (a)	0.11	0.11
Net realized and unrealized gain (loss) of investments	1.08		(7.05)	0.88	2.27	1.97	1.71

Total from investment operations	1.21		(6.77)	1.06	2.45	2.08	1.82

Less Distributions
Distributions from net investment income	(0.27)		(0.28)	(0.17)	(0.39)	(0.06)	(0.18)
Distributions from net realized capital gains	0.00		(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.27)		(0.81)	(0.43)	(0.70)	(0.06)	(0.18)

Net Asset Value, End of Period	$10.80		$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	12.64	(b)	(40.49)	6.31	16.51	16.11	16.14
Ratio of operating expenses to average net assets (%)	0.80	(c)	0.76	0.76	0.81	1.08	0.96
Ratio of net investment income to average net assets (%)	2.62	(c)	2.01	1.04	1.13	0.71	0.81
Portfolio turnover rate (%)	20	(c)	20	17	73	115	79
Net assets, end of period (in millions)	$11.96		$11.16	$24.79	$24.31	$20.67	$15.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008 the Portfolio had $17,775,110 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$16,346,159	$13,497,645	$27,775,562	$10,494,843	$—	$—	$44,121,721	$23,992,488

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$14,139,919	$—	$(258,001,419)	$(17,775,110)	$(261,636,610)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(7,368,597)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$50,658,897	$0	$63,085,803

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,369,998	0.900%	Of the first $ 50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Russell 2000 Index Portfolio returned 1.78%, 1.69%, and 1.69% respectively, compared to its benchmark, the Russell 2000 Index1, which returned 2.64%. The Class G shares returned 7.40% from its inception date of April 28, 2009 to the end of June compared to the 7.80% return of the index during the same period.

MARKET ENVIRONMENT/CONDITIONS

The Russell 2000 Index declined 15.0% in the first quarter before rallying 20.7% in the second quarter. During the six-month period, the Russell 2000 Index rallied nearly 55% from its low on March 9th to its high on June 4th. This market volatility can be attributed to mixed economic data contributing to investor uncertainty over the future direction of the U.S. economy.

The decline in the first quarter was primarily due to increasing job losses and economic data suggesting further weakness in the economy. By June, the unemployment rate increased to 9.5%, the highest level since August 1983, from 5.5% one year earlier. Financial markets remained quite strained and credit conditions continued to be tight. During the first six months, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. In addition, the FOMC planned to support mortgage lending and private credit markets by purchasing up to an additional $750 billion of agency mortgage-backed securities, $100 billion of agency debt, and $300 billion of longer-term Treasury securities.

The positive return in the second quarter was primarily due to expectations that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. In May, the Consumer Confidence Index increased to 54.8 from an all-time low of 25 in February.

Some of the factors driving the equity markets include geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Eight of twelve sectors comprising the Russell 2000 Index experienced positive returns for the six-month period ended June 30, 2009. Information Technology (12.5% beginning-of-year weight), up 29.4%, was the best-performing sector and provided the largest positive impact on the benchmark’s six-month return. The next best-performing sector was Consumer Discretionary (15.0% beginning weight). Integrated Oils (0.2% beginning weight) was the worst performing sector, down 40.4%. The next worst-performing sectors were Financial Services (the largest sector with a beginning weight of 24.5%), down 17.1%, which provided the largest negative impact on the benchmark return; Auto & Transportation (4.0% beginning weight), down 8.5%; and Utilities (5.5% beginning weight), down 3.1%.

The stocks with the largest positive impact on the benchmark return for the year were Palm, up 440%; Dendreon, up 424%; and Aeropostale, up 108%. The stocks with the largest negative impact were Sequenom, down 80%; UAL, down 71%; and Susquehanna Bancshares, down 68%.

On June 26, 2009 Frank Russell underwent their annual reconstitution. In total, 316 companies were added to the Russell 2000 Index and 193 were deleted. The annual Russell 2000 reconstitution generated approximately 22.5% turnover, as compared to 27.2% turnover in the prior year.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

MSF-1

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Russell 2000 Index Portfolio
Class A	1.78	-5.40	-1.91	1.96	—
Class B	1.69	-5.57	-2.16	—	1.79
Class E	1.69	-5.50	-2.06	—	1.27
Class G	—	—	—	—	7.40
Russell 2000 Index	2.64	-5.01	-1.71	2.38	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Palm, Inc.	0.3
3Com Corp.	0.3
VistaPrint, Ltd.	0.3
iShares Russell 2000 Index Fund	0.2
Owens & Minor, Inc.	0.2
Piedmont Natural Gas Co.	0.2
Solera Holdings, Inc.	0.2
Jack Henry & Associates, Inc.	0.2
Tetra Tech, Inc.	0.2
Polycom, Inc.	0.2

Top Sectors

% of Equity Market Value
Financial Services	20.9
Consumer Discretionary	16.9
Technology	15.8
Health Care	14.8
Materials & Processing	8.2
Producer Durables	8.0
Utilities	5.0
Other Energy	3.9
Auto & Transportation	3.6
Consumer Staples	2.6

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Russell 2000 Index—Class A(a)	Actual	0.33%	$1,000.00	$1,017.80	$1.65
	Hypothetical	0.33%	$1,000.00	$1,023.13	$1.66

Russell 2000 Index—Class B(a)	Actual	0.58%	$1,000.00	$1,016.90	$2.90
	Hypothetical	0.58%	$1,000.00	$1,021.88	$2.91

Russell 2000 Index—Class E(a)	Actual	0.48%	$1,000.00	$1,016.90	$2.40
	Hypothetical	0.48%	$1,000.00	$1,022.38	$2.41

Russell 2000 Index—Class G(a)	Actual	0.63%	$1,000.00	$1,074.00	$3.24
	Hypothetical	0.63%	$1,000.00	$1,021.63	$3.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—97.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
AAR Corp. (a)	21,887	$351,286
AeroVironment, Inc. (a)	7,419	228,950
American Science & Engineering, Inc. (b)	5,081	351,199
Applied Signal Technology, Inc.	6,551	167,116
Argon, Inc. (a)	7,884	162,174
Ascent Solar Technologies, Inc. (a)	9,885	77,301
Astronics Corp.	5,700	59,223
Axsys Technologies, Inc. (a)	5,529	296,576
Ceradyne, Inc. (a)	14,365	253,686
Cubic Corp.	8,851	316,777
Curtiss-Wright Corp.	25,826	767,807
DigitalGlobe, Inc. (a)	8,739	167,789
Ducommun, Inc.	7,298	137,129
DynCorp International, Inc. (a)	15,363	257,945
Esterline Technologies Corp. (a)	16,523	447,278
GenCorp, Inc. (a)	19,374	37,004
HEICO Corp. (Class B) (b)	13,236	479,937
Herley Industries, Inc. (a)	9,374	102,833
Hexcel Corp. (a)	53,901	513,677
Ladish, Inc. (a)	11,078	143,682
Moog, Inc. (a)	23,841	615,336
Orbital Sciences Corp. (a)	32,822	497,910
Stanley, Inc. (a) (b)	5,973	196,392
Taser International, Inc. (a)	34,479	157,224
Teledyne Technologies, Inc. (a)	20,590	674,322
Todd Shipyards Corp.	3,559	59,257
Triumph Group, Inc. (b)	9,302	372,080

		7,891,890

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	34,090	79,089
Atlas Air Worldwide Holdings, Inc. (a)	9,949	230,717
Dynamex, Inc. (a)	6,006	92,433
Forward Air Corp. (b)	16,406	349,776
HUB Group, Inc. (Class A) (a)	20,780	428,899

		1,180,914

Airlines—0.6%
Airtran Holdings, Inc. (a) (b)	65,775	407,147
Alaska Air Group, Inc. (a)	20,343	371,463
Allegiant Travel Co. (a) (b)	8,855	351,012
Hawaiian Holdings, Inc. (a)	26,730	160,915
JetBlue Airways Corp. (a) (b)	131,987	563,585
Republic Airways Holdings, Inc. (a)	23,593	154,062
Skywest, Inc.	32,899	335,570
UAL Corp. (a) (b)	77,338	246,708
US Airways Group, Inc. (a) (b)	77,151	187,477

		2,777,939

Auto Components—0.5%
American Axle & Manufacturing Holdings, Inc.	26,044	89,591
Amerigon, Inc. (a)	13,640	83,204
ArvinMeritor, Inc. (b)	43,375	190,416
Cooper Tire & Rubber Co.	36,658	363,647
Dana Holding Corp. (a)	61,145	78,266

Security Description	Shares	Value*

Auto Components—(Continued)
Dorman Products, Inc.	7,851	$108,579
Drew Industries, Inc. (a) (b)	11,444	139,274
Exide Technologies (a)	30,097	112,262
Fuel System Solutions, Inc. (b)	7,974	160,995
Modine Manufacturing Co.	20,814	99,907
Raser Technologies, Inc. (a) (b)	30,438	85,227
Spartan Motors, Inc.	19,530	221,275
Standard Motor Products, Inc.	9,638	79,706
Superior Industries International, Inc. (b)	13,180	185,838
Tenneco, Inc. (a)	27,377	290,196
Wonder Auto Technology, Inc. (a) (b)	9,356	94,776

		2,383,159

Automobiles—0.0%
Winnebago Industries (a) (b)	20,312	150,918

Beverages—0.1%
Coca-Cola Bottling Co. Consolidated	2,746	151,387
Heckmann Corp. (a)	45,427	170,351
National Beverage Corp.	7,440	79,236
The Boston Beer Co., Inc. (a) (b)	4,936	146,056

		547,030

Biotechnology—3.9%
Acorda Therapeutics, Inc. (a) (b)	21,821	615,134
Affymax, Inc. (a) (b)	7,931	146,168
Alkermes, Inc. (a)	53,621	580,179
Allos Therapeutics, Inc. (a)	36,255	300,554
Alnylam Pharmaceuticals, Inc. (a) (b)	19,999	445,378
Amicus Therapeutics, Inc. (a)	9,301	106,496
Arena Pharmaceuticals, Inc. (a) (b)	46,755	233,307
Ariad Pharmaceuticals, Inc. (a) (b)	51,682	82,174
Arqule, Inc. (a) (b)	24,595	151,013
Array Biopharma, Inc. (a)	29,351	92,162
AVI BioPharma, Inc. (a)	47,862	75,622
Celera Corp. (a)	44,957	343,022
Cell Therapeutics, Inc. (a)	266,500	458,380
Celldex Therapeutics, Inc. (a) (b)	8,906	69,645
Cepheid (a) (b)	31,839	299,923
Chelsea Therapeutics International, Inc. (a)	14,827	62,422
Cougar Biotechnology, Inc. (a)	8,414	361,465
Cubist Pharmaceuticals, Inc. (a)	33,081	606,375
Curis, Inc. (a)	40,668	64,662
Cytokinetics, Inc. (a)	27,231	77,064
Cytori Therapeutics, Inc. (a)	17,135	61,857
Dyax Corp. (a)	36,482	78,071
Emergent Biosolutions, Inc. (a) (b)	9,176	131,492
Enzon Pharmaceuticals, Inc. (a) (b)	27,534	216,693
Facet Biotech Corp. (a)	16,272	151,167
Genomic Health, Inc. (a) (b)	7,360	127,549
Geron Corp. (a) (b)	51,547	395,366
GTx, Inc. (a) (b)	12,605	116,344
Halozyme Therapeutics, Inc. (a) (b)	36,602	255,116
Hemispherx Biopharma, Inc. (a)	65,968	167,559
Human Genome Sciences, Inc. (a) (b)	79,431	227,173
Idenix Pharmaceuticals, Inc. (a) (b)	17,725	65,228

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Idera Pharmaceuticals, Inc. (a) (b)	14,570	$85,380
Immunogen, Inc. (a)	28,014	241,201
Immunomedics, Inc. (a)	39,907	101,364
Incyte Corp., Ltd. (a) (b)	42,417	139,552
Infinity Pharmaceuticals, Inc. (a)	11,380	66,459
Insmed, Inc. (a)	73,658	73,658
InterMune, Inc. (a)	20,699	314,625
Isis Pharmaceuticals, Inc. (a) (b)	53,285	879,203
Lexicon Pharmaceuticals, Inc. (a)	50,712	62,883
Ligand Pharmaceuticals, Inc. (a)	66,415	189,947
MannKind Corp. (a) (b)	30,644	254,652
Martek Biosciences Corp. (a)	18,510	391,487
Maxygen, Inc. (a)	17,352	116,605
Medarex, Inc. (a)	71,548	597,426
Metabolix, Inc. (a) (b)	12,459	102,413
Micromet, Inc. (a)	25,579	127,383
Molecular Insight Pharmaceuticals, Inc. (a)	10,809	55,883
Momenta Pharmaceuticals, Inc. (a) (b)	20,615	247,998
Myriad Pharmaceuticals, Inc. (a)	24,899	115,778
Nabi Biopharmaceuticals (a)	31,666	76,632
Neurocrine Biosciences, Inc. (a)	21,044	67,972
Novavax, Inc. (b)	37,702	123,663
NPS Pharmaceuticals, Inc. (a)	28,355	132,134
OncoGenex Pharmaceutical, Inc. (a)	2,560	56,013
Onyx Pharmaceuticals, Inc. (a)	32,546	919,750
Orexigen Therapeutics, Inc. (a)	12,587	64,571
Osiris Therapeutics, Inc. (a)	11,221	150,698
PDL BioPharma, Inc. (a)	66,828	527,941
Pharmasset, Inc. (a) (b)	11,069	124,526
Poniard Pharmaceuticals, Inc. (a)	14,423	86,105
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	66,826
Protalix BioTherapeutics, Inc. (a)	21,317	96,353
Regeneron Pharmaceuticals, Inc. (a)	34,749	622,702
Repligen Corp.	18,735	103,043
Rigel Pharmaceuticals, Inc. (a) (b)	24,433	296,128
Sangamo Biosciences, Inc. (a) (b)	24,849	122,754
Savient Pharmaceuticals, Inc. (a) (b)	35,468	491,586
Seattle Genetics, Inc. (a) (b)	41,343	401,854
SIGA Technologies, Inc. (a)	15,576	131,461
Spectrum Pharmaceuticals, Inc. (a)	19,664	150,430
Stemcells, Inc. (a)	62,628	106,468
Theravance, Inc. (a) (b)	29,033	425,043
Vanda Pharmaceuticals, Inc. (a)	15,676	184,507
Zymogenetics, Inc. (a) (b)	22,664	104,254

		16,962,071

Building Products—0.6%
AAON, Inc. (b)	7,694	153,265
American Woodmark Corp.	6,163	147,604
Ameron International Corp.	5,201	348,675
Apogee Enterprises, Inc. (b)	17,370	213,651
Gibraltar Industries, Inc. (b)	18,286	125,625
Griffon Corp. (a)	30,404	252,961
Insteel Industries, Inc.	12,134	99,984
Quanex Building Products Corp. (a)	22,520	252,674
Simpson Manufacturing Co., Inc. (b)	20,915	452,182

Security Description	Shares	Value*

Building Products—(Continued)
Trex Co., Inc. (a) (b)	12,252	$163,809
Universal Forest Products, Inc. (b)	11,105	367,465

		2,577,895

Capital Markets—2.2%
Allied Capital Corp. (a)	104,281	362,898
American Capital, Ltd.	124,945	401,073
Apollo Investment Corp.	79,946	479,676
Ares Capital Corp.	54,846	442,059
BGC Partners, Inc.	28,307	107,284
Broadpoint Gleacher Securities, Inc.	21,740	121,309
Calamos Asset Management, Inc.	11,175	157,679
Capital Southwest Corp.	2,039	147,522
Cohen & Steers, Inc. (b)	10,675	159,591
Diamond Hill Investment Group, Inc. (a)	1,546	62,118
E*Trade Financial Corp. (a)	279,962	358,351
Evercore Partners, Inc.	6,900	135,516
FCStone Group, Inc. (a)	17,471	69,010
GAMCO Investors, Inc.	4,186	203,021
GFI Group, Inc.	37,777	254,617
Gladstone Capital Corp.	14,623	110,111
Gladstone Investment Corp.	14,338	69,253
Harris & Harris Group, Inc. (a) (b)	16,079	93,741
Hercules Technology Growth Capital, Inc.	20,027	167,426
JMP Group, Inc.	9,323	71,694
Kayne Anderson Energy Development Co.	6,111	81,032
KBW, Inc. (a)	20,051	576,667
Knight Capital Group, Inc. (a)	52,382	893,113
Kohlberg Capital Corp.	11,639	73,558
LaBranche & Co., Inc. (a)	33,273	143,074
Main Street Capital Corp.	4,582	62,728
MCG Capital Corp. (a)	45,678	110,998
MF Global, Ltd. (a)	56,261	333,628
MVC Capital, Inc.	15,052	127,340
NGP Capital Resources Co.	13,570	79,656
Oppenheimer Holdings, Inc.	5,749	121,706
optionsXpress Holdings, Inc.	23,378	363,060
PennantPark Investment Corp.	12,852	91,249
Penson Worldwide, Inc. (a)	11,822	105,807
Piper Jaffray Cos. (a)	11,057	482,859
Prospect Capital Corp.	25,145	231,334
RiskMetrics Group, Inc. (a) (b)	11,900	210,154
Sanders Morris Harris Group, Inc.	12,270	67,485
Stifel Financial Corp. (a)	15,707	755,350
SWS Group, Inc.	13,234	184,879
Thomas Weisel Partners Group, Inc. (a)	12,053	72,559
TICC Capital Corp.	16,741	73,828
TradeStation Group, Inc. (a)	19,835	167,804
U.S. Global Investors, Inc.	8,186	75,802
Westwood Holdings Group, Inc.	3,352	140,147

		9,599,766

Chemicals—1.9%
A. Schulman, Inc.	13,296	200,902
American Vanguard Corp.	13,990	158,087
Arch Chemicals, Inc.	14,075	346,104

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
Balchem Corp.	10,198	$250,055
Calgon Carbon Corp. (a) (b)	30,355	421,631
Ferro Corp. (b)	28,268	77,737
GenTek, Inc. (a) (b)	5,631	125,740
H.B. Fuller Co. (b)	27,235	511,201
Hawkins, Inc.	5,274	119,087
Innophos Holdings, Inc.	10,273	173,511
Innospec, Inc.	14,121	151,801
Koppers Holdings, Inc.	11,847	312,405
Landec Corp. (a)	16,296	110,650
LSB Industries, Inc. (a)	11,999	194,024
Minerals Technologies, Inc.	10,657	383,865
NewMarket Corp.	5,824	392,130
Olin Corp.	44,903	533,897
OM Group, Inc. (a) (b)	17,169	498,244
Omnova Solutions, Inc.	27,556	89,833
PolyOne Corp. (a)	51,999	140,917
Quaker Chemical Corp.	7,230	96,087
Rockwood Holdings, Inc. (a)	28,481	416,962
Sensient Technologies Corp.	26,910	607,359
ShengdaTech, Inc. (a)	17,867	67,359
Solutia, Inc. (a)	51,013	293,835
Spartech Corp.	18,201	167,267
Stepan Co.	4,458	196,865
W.R. Grace & Co. (b)	40,791	504,585
Westlake Chemical Corp. (b)	10,662	217,398
Zep, Inc.	14,264	171,881
Zoltek Cos., Inc. (a) (b)	18,207	176,972

		8,108,391

Commercial Banks—5.8%
1st Source Corp.	8,143	140,630
Alliance Financial Corp.	2,584	73,282
American National Bankshares, Inc.	3,852	74,267
Ames National Corp.	4,449	108,600
Arrow Financial Corp.	4,926	133,002
Bancfirst Corp.	4,227	146,170
Banco Latinoamericano de Exportaciones S.A.	17,785	221,068
Bank of Marin Bancorp	3,199	86,213
Bank of the Ozarks, Inc. (b)	7,390	159,846
Boston Private Financial Holdings, Inc.	40,232	180,239
Bridge Bancorp, Inc.	3,797	103,354
Bryn Mawr Bank Corp.	4,797	90,519
Camden National Corp.	3,953	134,521
Cape Bancorp, Inc. (a)	7,512	64,829
Capital City Bank Group, Inc. (b)	7,854	132,340
Cardinal Financial Corp.	17,067	133,635
Cathay General Bancorp (b)	27,900	265,329
Center Bancorp, Inc.	7,115	57,987
Central Pacific Financial Corp.	18,112	67,920
Chemical Financial Corp.	13,462	268,028
Citizens & Northern Corp.	6,716	138,148
Citizens Holding Co.	2,497	77,906
Citizens Republic Bancorp, Inc. (a)	57,123	40,557
City Holdings Co.	8,871	269,324
CNB Financial Corp.	5,439	77,071

Security Description	Shares	Value*

Commercial Banks—(Continued)
CoBiz Financial, Inc.	12,936	$82,920
Columbia Banking System, Inc.	10,433	106,730
Community Bank System, Inc.	18,418	268,166
Community Trust Bancorp, Inc.	8,496	227,268
CVB Financial Corp. (b)	37,585	224,382
East West Bancorp, Inc.	37,452	243,063
Enterprise Financial Services Corp.	8,030	72,993
Farmers Capital Bank Corp.	4,290	107,979
Financial Institutions, Inc.	8,161	111,479
First Bancorp	10,486	164,420
First Bancorp (Puerto Rico) (b)	47,317	186,902
First Bancorp, Inc.	5,982	116,470
First Busey Corp. (b)	16,930	124,435
First Commonwealth Financial Corp.	47,729	302,602
First Community Bancshares, Inc.	6,026	77,374
First Financial Bancorp	21,305	160,214
First Financial Bankshares, Inc. (b)	11,621	585,234
First Financial Corp.	6,926	218,723
First Merchants Corp.	11,118	89,278
First Midwest Bancorp, Inc.	27,322	199,724
First of Long Island Corp.	3,358	77,704
FirstMerit Corp.	46,960	797,381
FNB Corp. (b)	48,383	299,491
German American Bancorp, Inc.	6,759	97,397
Glacier Bancorp, Inc.	33,965	501,663
Great Southern Bancorp, Inc.	6,069	124,718
Guaranty Bancorp (a)	33,700	64,367
Hampton Roads Bankshares, Inc.	11,422	94,231
Hancock Holding Co.	14,397	467,759
Harleysville National Corp.	23,262	109,331
Heartland Financial USA, Inc. (b)	7,703	109,999
Home Bancorp, Inc. (a)	5,670	67,700
Home Bancshares, Inc. (b)	8,887	169,208
Iberiabank Corp.	8,930	351,931
Independent Bank Corp.	11,835	233,149
International Bancshares Corp.	28,704	295,938
Investors Bancorp, Inc. (a)	27,454	251,479
Lakeland Bancorp, Inc.	12,623	113,481
Lakeland Financial Corp.	7,109	135,071
MainSource Financial Group, Inc.	12,856	95,392
MB Financial, Inc.	19,623	199,958
Merchants Bancshares, Inc.	3,052	67,724
Metro Bancorp, Inc. (a)	3,609	69,509
Nara Bancorp, Inc.	14,528	75,255
National Bankshares, Inc.	4,218	101,232
National Penn Bancshares, Inc.	44,681	205,979
NBT Bancorp, Inc.	19,197	416,767
Northfield Bancorp, Inc. (a)	14,322	166,422
Northrim Bancorp, Inc.	4,105	57,142
Ohio Valley Banc Corp.	2,502	73,409
Old National Bancorp (b)	37,067	363,998
Oriental Financial Group, Inc.	14,047	136,256
Orrstown Financial Services, Inc.	3,094	115,221
Pacific Capital Bancorp (b)	23,856	51,052
Pacific Continental Corp.	7,392	89,665
PacWest Bancorp	15,528	204,348
Park National Corp. (b)	6,207	350,571

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Peapack Gladstone Financial Corp.	6,042	$116,550
Penns Woods Bancorp, Inc.	2,416	70,402
People’s Bancorp, Inc.	5,816	99,163
Pinnacle Financial Partners, Inc. (a)	13,209	175,944
PrivateBancorp, Inc. (b)	20,160	448,358
Prosperity Bancshares, Inc.	26,427	788,317
Republic Bancorp, Inc. (Class A)	6,675	150,788
S&T Bancorp, Inc.	13,465	163,734
S.Y. Bancorp, Inc.	7,089	171,341
Sandy Spring Bancorp, Inc. (b)	11,016	161,935
SCBT Financial Corp.	7,106	168,341
Shore Bancshares, Inc.	6,207	111,354
Sierra Bancorp	5,140	64,918
Signature Bank (a)	19,684	533,830
Simmons First National Corp.	8,478	226,532
Smithtown Bancorp, Inc.	7,342	93,904
Southside Bancshares, Inc.	7,078	161,874
Southwest Bancorp, Inc.	10,385	101,358
State Bancorp, Inc.	10,603	80,159
StellarOne Corp. (b)	15,621	202,292
Sterling Bancorp	13,033	108,826
Sterling Bancshares, Inc.	47,903	303,226
Sterling Financial Corp. (b)	32,237	93,810
Suffolk Bancorp	6,431	164,891
Susquehanna Bancshares, Inc.	48,338	236,373
SVB Financial Group (a)	18,983	516,717
Texas Capital Bancshares, Inc. (a)	20,709	320,368
The Colonial BancGroup, Inc. (a)	125,360	77,723
The South Financial Group, Inc. (b)	54,075	64,349
Tompkins Financial Corp.	4,838	231,982
Tower Bancorp, Inc.	2,214	77,822
TowneBank	11,846	165,844
TriCo Bancshares	9,316	144,398
Trustmark Corp.	32,948	636,555
UCBH Holdings, Inc.	73,870	93,076
UMB Financial Corp.	18,475	702,235
Umpqua Holdings Corp.	33,843	262,622
Union Bankshares Corp. (b)	9,069	135,763
United Bankshares, Inc. (b)	21,190	414,053
United Community Banks, Inc. (b)	25,715	154,035
United Security Bancshares	3,778	82,738
Univest Corp. of Pennsylvania	7,788	157,785
Washington Banking Co.	6,178	58,197
Washington Trust Bancorp, Inc.	9,162	163,358
Webster Finanical Corp.	30,947	249,123
WesBanco, Inc.	14,990	217,955
Westamerica Bancorp (b)	16,720	829,479
Western Alliance BanCorp (a)	27,163	185,795
Wilshire Bancorp, Inc.	12,160	69,920
Wintrust Financial Corp.	13,429	215,938

		25,343,089

Commercial Services & Supplies—2.6%
ABM Industries, Inc. (b)	26,634	481,276
ACCO Brands Corp. (a)	32,573	91,856
American Ecology Corp.	10,910	195,507

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
American Reprographics Co. (a)	21,042	$175,069
APAC Customer Service, Inc. (a)	16,478	84,532
ATC Technology Corp. (a)	10,188	147,726
Bowne & Co., Inc.	16,640	108,326
Cenveo, Inc. (a) (b)	29,691	125,593
Clean Harbors, Inc. (a)	11,646	628,768
Comfort Systems USA, Inc.	24,012	246,123
Consolidated Graphics, Inc. (a)	5,130	89,365
Cornell Companies, Inc. (a)	7,626	123,617
Courier Corp.	6,154	93,910
Deluxe Corp.	28,857	369,658
EnergySolutions, Inc.	43,403	399,308
EnerNOC, Inc. (a) (b)	6,221	134,809
Ennis, Inc.	15,615	194,563
Fuel Tech, Inc. (a) (b)	10,672	103,518
G&K Services, Inc.	10,384	219,622
GeoEye, Inc. (a) (b)	10,978	258,642
Healthcare Services Group, Inc.	24,305	434,573
Herman Miller, Inc. (b)	31,513	483,409
HNI Corp. (b)	25,028	452,006
Innerworkings, Inc. (a)	12,474	59,252
Interface, Inc.	28,738	178,176
Kimball International, Inc. (Class B)	18,813	117,393
Knoll, Inc.	30,139	228,454
M&F Worldwide Corp. (a)	8,341	166,820
McGrath Rentcorp	13,375	254,928
Metalico, Inc. (a)	16,397	76,410
Mine Safety Appliances Co.	17,426	419,967
Mobile Mini, Inc. (a) (b)	19,466	285,566
Multi-Color Corp.	6,895	84,533
Perma-Fix Environmental Services (a)	32,728	79,202
Rollins, Inc.	25,453	440,591
Schawk, Inc. (b)	10,309	77,421
Standard Parking Corp. (a)	5,891	95,964
Steelcase, Inc.	41,383	240,849
SYKES Enterprises, Inc. (a)	20,294	367,118
Team, Inc. (a)	12,181	190,876
Tetra Tech, Inc. (a)	34,525	989,141
The GEO Group, Inc. (a)	28,585	531,109
United Stationers, Inc. (a)	13,129	457,940
Viad Corp.	11,786	202,955
Waste Services, Inc.	8,534	44,206

		11,230,647

Communications Equipment—3.5%
3Com Corp. (a)	223,894	1,054,541
Acme Packet, Inc. (a)	22,418	226,870
ADC Telecommunications, Inc. (a)	55,445	441,342
Adtran, Inc.	31,237	670,658
Airvana, Inc. (a) (b)	14,798	94,263
Anaren, Inc. (a)	8,343	147,504
Arris Group, Inc. (a)	70,728	860,052
Aruba Networks, Inc. (a)	33,820	295,587
Avocent Corp. (a)	24,991	348,874
Bel Fuse, Inc. (Class B)	7,133	114,413
BigBand Networks, Inc. (a)	20,770	107,381

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Black Box Corp.	9,812	$328,408
Blue Coat Systems, Inc. (a)	22,625	374,217
Cogo Group, Inc. (a)	11,678	69,718
Comtech Telecommunications Corp. (a)	15,803	503,800
DG FastChannel, Inc. (a) (b)	10,125	185,287
Digi International, Inc. (a)	14,316	139,581
EMS Technologies, Inc. (a)	8,800	183,920
Emulex Corp. (a)	47,015	459,807
Extreme Networks, Inc. (a)	46,869	93,738
Globecomm Systems, Inc. (a)	14,070	101,163
Harmonic, Inc. (a)	52,317	308,147
Harris Stratex Networks, Inc. (a)	31,258	202,552
Hughes Communications, Inc. (a)	5,195	118,602
Infinera Corp. (a) (b)	51,760	472,569
InterDigital, Inc. (a)	25,220	616,377
Ixia (a)	17,936	120,889
KVH Industries, Inc. (a)	8,413	57,461
Loral Space & Communications, Inc. (a)	6,397	164,723
Netgear, Inc. (a)	21,529	310,233
Network Equipment Technologies, Inc. (a)	17,424	74,226
Neutral Tandem, Inc. (a)	18,738	553,146
Oplink Communications, Inc. (a)	14,091	160,637
ParkerVision, Inc. (a)	17,775	54,391
PC-Tel, Inc. (a)	11,316	60,541
Plantronics, Inc.	27,342	517,037
Polycom, Inc. (a) (b)	48,625	985,629
Powerwave Technologies, Inc. (a) (b)	80,441	129,510
Riverbed Technology, Inc. (a) (b)	31,210	723,760
SeaChange International, Inc. (a)	18,494	148,507
ShoreTel, Inc. (a) (b)	25,559	204,472
Sonus Networks, Inc. (a)	114,682	184,638
Starent Networks Corp. (a) (b)	22,365	545,930
Sycamore Networks, Inc. (a)	106,967	334,807
Symmetricom, Inc. (a)	25,522	147,262
Tekelec, Inc. (a) (b)	37,991	639,388
UTStarcom, Inc. (a) (b)	67,063	109,313
ViaSat, Inc. (a)	14,161	363,088

		15,108,959

Computers & Peripherals—1.5%
3PAR, Inc. (a)	15,885	196,974
ActivIdentity Corp. (a)	27,366	69,236
Adaptec, Inc. (a)	81,124	214,979
Avid Technology, Inc. (a)	17,001	227,984
Compellent Technologies, Inc. (a) (b)	9,865	150,441
Cray, Inc. (a)	19,023	149,901
Data Domain, Inc. (a)	27,004	900,583
Electronics for Imaging, Inc. (a)	28,374	302,467
Imation Corp.	16,653	126,729
Immersion Corp. (a) (b)	16,446	81,243
Intermec, Inc. (a)	34,336	442,934
Intevac, Inc. (a)	14,334	124,849
Isilon Systems, Inc. (a)	15,516	65,788
Netezza Corp. (a)	27,206	226,354
Novatel Wireless, Inc. (a)	18,653	168,250
Palm, Inc. (a) (b)	77,857	1,290,091

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Quantum Corp. (a)	116,316	$96,542
Rimage Corp. (a)	6,814	113,181
Silicon Graphics International Corp. (a)	18,071	82,042
STEC, Inc. (a) (b)	14,165	328,486
Stratasys, Inc. (a) (b)	11,733	128,946
Super Micro Computer, Inc. (a)	15,529	118,952
Synaptics, Inc. (a) (b)	18,915	731,065

		6,338,017

Construction & Engineering—1.0%
Argan, Inc. (a)	4,795	67,753
Dycom Industries, Inc. (a)	22,810	252,507
EMCOR Group, Inc. (a)	37,895	762,447
Furmanite Corp. (a)	22,513	100,408
Granite Construction, Inc. (b)	19,668	654,551
Great Lakes Dredge & Dock Corp.	24,112	115,255
Insituform Technologies, Inc. (a)	22,484	381,554
Layne Christensen Co. (a)	10,438	213,457
MasTec, Inc. (a)	29,193	342,142
Michael Baker Corp.	4,638	196,466
MYR Group, Inc. (a)	10,138	204,990
Northwest Pipe Co. (a)	4,794	166,640
Orion Marine Group, Inc. (a)	14,296	271,624
Pike Electric Corp. (a)	10,661	128,465
Sterling Construction Co., Inc. (a)	8,227	125,544
Tutor Perini Corp. (a) (b)	15,024	260,817

		4,244,620

Construction Materials—0.1%
Headwaters, Inc. (a) (b)	26,175	87,948
Texas Industries, Inc. (b)	13,158	412,635

		500,583

Consumer Finance—0.4%
Advance America Cash Advance Centers, Inc.	24,733	109,567
Cash America International, Inc.	16,395	383,479
Credit Acceptance Corp. (a) (b)	3,586	78,354
Dollar Financial Corp. (a)	16,563	228,404
Ezcorp., Inc. (a)	25,729	277,359
First Cash Financial Services, Inc. (a)	12,600	220,752
Nelnet, Inc. (a)	10,868	147,696
The First Marblehead Corp. (a)	41,501	83,832
World Acceptance Corp. (a) (b)	9,274	184,645

		1,714,088

Containers & Packaging—0.5%
AEP Industries, Inc. (a)	4,004	105,666
Bway Holding Co. (a)	4,728	82,882
Graphic Packaging Holding Co. (a)	74,510	136,353
Myers Industries, Inc.	18,780	156,250
Rock-Tenn Co.	21,966	838,222
Silgan Holdings, Inc.	15,329	751,581

		2,070,954

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.1%
Audiovox Corp. (a)	12,365	$72,459
Core-Mark Holding Co., Inc. (a)	5,639	146,952

		219,411

Diversified Consumer Services—1.3%
American Public Education, Inc. (a)	10,558	418,202
Bridgepoint Education, Inc. (a)	8,456	143,752
Capella Education Co. (a) (b)	8,875	532,056
ChinaCast Education Corp. (a)	18,085	128,765
Coinstar, Inc. (a) (b)	16,796	448,453
Corinthian Colleges, Inc. (a) (b)	47,510	804,344
CPI Corp.	3,367	57,205
Grand Canyon Education, Inc. (a) (b)	9,558	160,383
Jackson Hewitt Tax Service, Inc.	17,904	112,079
K12, Inc. (a) (b)	13,883	299,179
Lincoln Educational Services Corp. (a)	5,975	125,057
Mac-Gray Corp. (a)	7,254	96,043
Matthews International Corp.	17,457	543,262
Pre-Paid Legal Services, Inc. (a) (b)	4,860	211,848
Regis Corp.	26,980	469,722
Sotheby’s	37,789	533,203
Steiner Leisure, Ltd. (a)	8,240	251,567
Stewart Enterprises, Inc. (b)	47,112	227,080
Universal Technical Institute, Inc. (a)	14,118	210,782

		5,772,982

Diversified Financial Services—0.5%
Asset Acceptence Capital Corp. (a)	9,156	70,410
Compass Diversified Holdings	13,889	112,362
Encore Capital Group, Inc. (b)	9,815	130,049
Fifth Street Finance Corp.	11,956	120,038
Financial Federal Corp. (b)	14,349	294,872
Life Partners Holdings, Inc.	5,041	71,481
MarketAxess Holdings, Inc. (a)	17,769	169,339
Medallion Financial Corp.	10,546	80,677
PHH Corp. (a) (b)	30,324	551,290
Pico Holdings, Inc. (a)	10,955	314,408
Portfolio Recovery Associates, Inc. (a) (b)	8,582	332,381
Teton Advisors, Inc. (a) (c)	78	0

		2,247,307

Diversified Telecommunication Services—0.8%
AboveNet, Inc. (a)	3,622	293,309
Alaska Communication Systems Group, Inc. (b)	28,336	207,419
Atlantic Tele-Network, Inc.	5,823	228,786
Cbeyond, Inc. (a) (b)	13,419	192,563
Cincinnati Bell, Inc. (a)	128,661	365,397
Cogent Communications Group, Inc. (a)	24,794	202,071
Consolidated Communications Holdings, Inc.	14,378	168,366
D&E Communications, Inc.	8,481	86,761
General Communication, Inc. (a)	25,459	176,431
Global Crossing, Ltd. (a)	16,822	154,426
HickoryTech Corp.	7,826	60,104
Iowa Telecommunications Services, Inc. (b)	17,513	219,088
NTELOS Holdings Corp.	16,740	308,351

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
PAETEC Holding Corp. (a)	65,390	$176,553
Premiere Global Services, Inc. (a)	33,133	359,162
Shenandoah Telecommunications Co.	12,542	254,477
SureWest Communications	8,437	88,335

		3,541,599

Electric Utilities—1.2%
Allete, Inc.	15,456	444,360
Central Vermont Public Service Corp.	7,804	141,252
Cleco Corp.	35,743	801,358
El Paso Electric Co. (a)	25,023	349,321
IDACORP, Inc.	26,890	702,905
MGE Energy, Inc.	13,201	442,894
Portland General Electric Co.	41,753	813,349
The Empire District Electric Co.	18,899	312,212
UIL Holdings Corp.	16,792	376,980
Unisource Energy Corp.	20,334	539,664
Unitil Corp.	6,123	126,256

		5,050,551

Electrical Equipment—2.2%
A.O. Smith Corp.	12,602	410,447
Acuity Brands, Inc. (b)	22,732	637,633
Advanced Battery Technologies, Inc. (a) (b)	28,577	114,880
American Superconductor Corp. (a)	24,826	651,682
AZZ, Inc. (a) (b)	7,338	252,501
Baldor Electric Co. (b)	25,838	614,686
Belden, Inc.	26,162	436,905
Brady Corp. (b)	28,161	707,404
Broadwind Energy, Inc. (a)	18,719	211,899
China BAK Battery, Inc. (a)	22,911	67,587
Encore Wire Corp. (b)	10,441	222,915
Ener1, Inc. (a) (b)	24,918	136,052
Energy Conversion Devices, Inc. (a) (b)	25,840	365,636
EnerSys (a)	23,161	421,299
Evergreen Solar, Inc. (a) (b)	110,081	238,876
Franklin Electric Co., Inc. (b)	12,942	335,457
FuelCell Energy, Inc. (a) (b)	35,484	148,323
Fushi Copperweld, Inc. (a)	9,883	81,732
GrafTech International, Ltd. (a)	66,934	757,024
GT Solar International, Inc. (a) (b)	19,090	101,559
Harbin Electric Inc. (a)	6,752	105,601
II-VI, Inc. (a)	13,651	302,643
LaBarge, Inc. (a)	8,720	80,834
Microvision, Inc. (a) (b)	39,849	122,336
Polypore International, Inc. (a)	13,563	150,821
Powell Industries, Inc. (a)	4,404	163,256
Power-One, Inc. (a) (b)	46,122	68,722
Preformed Line Products Co.	2,003	88,252
Regal-Beloit Corp. (b)	20,451	812,314
Valence Technology, Inc. (a) (b)	30,823	55,173
Vicor Corp.	11,742	84,777
Woodward Governor Co.	34,467	682,447

		9,631,673

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—2.1%
Anixter International, Inc. (a) (b)	16,615	$624,558
Benchmark Electronics, Inc. (a)	37,603	541,483
Brightpoint, Inc. (a)	30,518	191,348
Checkpoint Systems, Inc. (a)	22,211	348,491
China Security & Surveillance Technology, Inc. (a) (b)	18,338	138,269
Cogent, Inc. (a)	22,887	245,578
Cognex Corp.	22,359	315,933
Coherent, Inc. (a) (b)	12,931	267,413
Comverge, Inc. (a) (b)	10,140	122,694
CTS Corp.	24,167	158,294
Daktronics, Inc. (b)	18,513	142,550
DTS, Inc. (a) (b)	9,982	270,213
Echelon Corp. (a) (b)	16,807	142,523
Electro Rent Corp.	15,175	144,011
Electro Scientific Industries, Inc. (a)	17,241	192,754
FARO Technologies, Inc. (a) (b)	11,147	173,113
Insight Enterprises, Inc. (a)	27,038	261,187
IPG Photonics Corp. (a) (b)	12,833	140,778
L-1 Identity Solutions, Inc. (a) (b)	39,842	308,377
Littelfuse, Inc. (a)	13,779	275,029
Maxwell Technologies, Inc. (a)	11,613	160,608
Measurement Specialties, Inc. (a)	10,016	70,613
Mercury Computer Systems, Inc. (a)	12,071	111,657
Methode Electronics, Inc.	22,249	156,188
MTS Systems Corp.	10,030	207,120
Multi-Fineline Electronix, Inc. (a)	5,936	127,030
Newport Corp. (a)	17,432	100,931
NVE Corp.	3,316	161,158
OSI Systems, Inc. (a)	10,131	211,231
Park Electrochemical Corp.	12,787	275,304
Plexus Corp. (a)	22,241	455,051
RadiSys Corp. (a)	14,648	131,978
Rofin-Sinar Technologies, Inc. (a)	16,592	332,006
Rogers Corp. (a)	8,965	181,362
SatCon Technology Corp. (a)	31,559	56,806
Scansource, Inc. (a) (b)	14,516	355,932
Smart Modular Technologies WWH, Inc. (a)	25,955	58,918
Spectrum Control, Inc.	7,518	66,158
SYNNEX Corp. (a) (b)	11,066	276,539
Technitrol, Inc.	23,824	154,141
TTM Technologies, Inc. (a)	26,267	209,085
Universal Display Corp. (a) (b)	19,791	193,556

		9,057,968

Energy Equipment & Services—1.7%
Allis-Chalmers Energy, Inc. (a)	36,935	85,320
Basic Energy Services, Inc. (a) (b)	13,899	94,930
Bolt Technology Corp. (a)	6,295	70,756
Boots & Coots, Inc. (a)	49,913	69,379
Bristow Group, Inc. (b)	16,728	495,651
Bronco Drilling Co., Inc. (a) (b)	17,183	73,543
Cal Dive International, Inc. (a)	26,149	225,666
CARBO Ceramics, Inc. (b)	11,786	403,081
Complete Production Services, Inc. (a)	37,636	239,365
Dawson Geophysical Co. (a)	5,124	152,951

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Dril-Quip, Inc. (a) (b)	17,567	$669,303
ENGlobal Corp. (a)	16,198	79,694
Global Industries, Ltd. (a)	57,999	328,274
Gulf Island Fabrication, Inc.	8,075	127,827
Gulfmark Offshore, Inc. (a)	12,746	351,790
Hercules Offshore, Inc. (a)	52,096	206,821
Hornbeck Offshore Services, Inc. (a)	13,379	286,177
ION Geophysical Corp. (a) (b)	52,448	134,791
Key Energy Services, Inc. (a)	71,617	412,514
Lufkin Industries, Inc.	8,614	362,219
Matrix Service Co. (a)	14,196	162,970
NATCO Group, Inc. (a)	11,081	364,786
Natural Gas Services Group, Inc. (a)	8,238	109,565
Newpark Resources, Inc. (a)	44,275	126,184
OYO Geospace Corp. (a)	2,616	67,127
Parker Drilling Co. (a)	67,607	293,414
PHI, Inc. (a)	8,963	153,626
Pioneer Drilling Co. (a)	27,178	130,183
RPC, Inc. (b)	17,533	146,400
Superior Well Services, Inc. (a) (b)	10,543	62,731
T-3 Energy Services, Inc. (a)	8,164	97,233
Tetra Technologies, Inc. (a)	43,732	348,107
Willbros Group, Inc. (a)	25,158	314,727

		7,247,105

Food & Staples Retailing—0.9%
Arden Group, Inc.	719	89,947
Casey’s General Stores, Inc.	30,139	774,271
Great Atlantic & Pacific Tea Co. (a) (b)	16,807	71,430
Ingles Markets, Inc.	7,334	111,770
Nash Finch Co.	6,720	181,843
Pricesmart, Inc.	8,493	142,258
Ruddick Corp.	24,637	577,245
Spartan Stores, Inc.	11,884	147,480
Susser Holdings Corp.	5,337	59,721
The Andersons, Inc. (b)	10,396	311,256
The Pantry, Inc. (a)	12,441	206,521
United Natural Foods, Inc. (a) (b)	23,882	626,902
Village Supermarket, Inc.	4,312	128,282
Weis Markets, Inc.	6,205	207,992
Winn-Dixie Stores, Inc. (a)	30,224	379,009

		4,015,927

Food Products—1.4%
AgFeed Industries, Inc. (a) (b)	14,959	88,707
Alico, Inc. (b)	2,563	76,941
American Dairy, Inc. (a) (b)	4,895	194,136
American Italian Pasta Co. (Class A) (a)	12,089	352,273
B&G Foods, Inc.	10,976	92,308
Cal-Maine Foods, Inc. (b)	7,468	186,401
Calavo Growers, Inc. (b)	7,587	150,450
Chiquita Brands International, Inc. (a) (b)	25,876	265,488
Darling International, Inc. (a)	44,755	295,383
Diamond Foods, Inc.	9,023	251,742
Farmer Bros. Co.	4,569	104,539
Fresh Del Monte Produce, Inc. (a)	23,723	385,736

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—(Continued)
Griffin Land & Nurseries, Inc.	2,418	$75,635
Hain Celestial Group, Inc. (a) (b)	22,648	353,535
Imperial Sugar Co.	7,388	89,469
J&J Snack Foods Corp.	7,928	284,615
Lancaster Colony Corp.	11,152	491,469
Lance, Inc.	16,482	381,229
Sanderson Farms, Inc. (b)	11,420	513,900
Seneca Foods Corp. (a)	3,843	128,433
Smart Balance, Inc. (a)	35,186	239,617
Synutra International, Inc. (a) (b)	10,851	119,361
Tootsie Roll Industries, Inc. (b)	13,708	311,034
TreeHouse Foods, Inc. (a)	17,403	500,684
Zhongpin, Inc. (a) (b)	11,673	120,932

		6,054,017

Gas Utilities—1.4%
Chesapeake Utilities Corp.	4,668	151,850
New Jersey Resources Corp.	24,011	889,367
Nicor, Inc. (b)	26,519	918,088
Northwest Natural Gas Co.	14,697	651,371
Piedmont Natural Gas Co.	41,852	1,009,052
South Jersey Industries, Inc.	16,545	577,255
Southwest Gas Corp.	25,528	566,977
The Laclede Group, Inc.	12,170	403,192
WGL Holdings, Inc.	28,567	914,715

		6,081,867

Health Care Equipment & Supplies—3.9%
Abaxis, Inc. (a) (b)	14,594	299,761
ABIOMED, Inc. (a) (b)	16,820	148,352
Accuray, Inc. (a) (b)	23,419	156,205
Align Technology, Inc. (a) (b)	33,035	350,171
Alphatec Holdings, Inc. (a)	19,158	63,605
American Medical Systems Holdings, Inc. (a) (b)	42,303	668,387
Analogic Corp.	7,574	279,859
Angiodynamics, Inc. (a)	16,977	225,285
Aspect Medical Systems, Inc. (a)	11,044	65,270
Atrion Corp.	718	96,277
ATS Medical, Inc. (a)	29,028	95,502
Bovie Medical Corp. (a)	10,385	90,453
Cantel Medical Corp.	8,706	141,298
Conceptus, Inc. (a) (b)	16,733	282,788
Conmed Corp. (a)	19,090	296,277
CryoLife, Inc. (a)	17,220	95,399
Cutera, Inc. (a)	8,327	71,779
Cyberonics, Inc. (a) (b)	16,539	275,044
DexCom, Inc. (a) (b)	23,916	148,040
Electro-Optical Sciences, Inc. (a)	10,861	84,607
Endologix, Inc. (a)	26,953	90,023
ev3, Inc. (a)	39,569	424,180
Exactech, Inc. (a)	5,322	77,169
Greatbatch, Inc. (a)	12,931	292,370
Haemonetics Corp. (a)	14,343	817,551
Hansen Medical, Inc. (a)	12,148	60,011
HeartWare International, Inc. (a)	2,910	81,218
I-Flow Corp. (a)	9,812	68,095

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
ICU Medical, Inc. (a)	7,376	$303,522
Immucor, Inc. (a)	39,096	537,961
Insulet Corp. (a) (b)	12,961	99,800
Integra LifeSciences Holdings Corp. (a)	10,937	289,940
Invacare Corp.	18,133	320,047
IRIS International, Inc. (a)	13,110	154,698
Kensey Nash Corp. (a)	5,237	137,262
MAKO Surgical Corp. (a)	8,125	73,288
Masimo Corp. (a) (b)	29,073	700,950
Medical Action Industries, Inc. (a)	10,034	114,889
Meridian Bioscience, Inc. (b)	22,552	509,224
Merit Medical Systems, Inc. (a)	15,410	251,183
Micrus Endovascular Corp. (a) (b)	9,469	85,600
Natus Medical, Inc. (a)	16,472	190,087
Neogen Corp. (a) (b)	7,993	231,637
NuVasive, Inc. (a) (b)	20,847	929,776
NxStage Medical, Inc. (a)	14,385	84,871
OraSure Technologies, Inc. (a)	21,148	52,236
Orthofix International NV (a)	11,410	285,364
Orthovita, Inc.	38,802	199,830
Palomar Medical Technologies, Inc. (a) (b)	11,206	164,280
Quidel Corp. (a) (b)	15,087	219,667
Rochester Medical Corp. (a)	6,166	82,624
Rockwell Medical Technologies, Inc. (a)	8,964	67,678
RTI Biologics, Inc. (a)	32,270	138,438
Sirona Dental Systems, Inc. (a)	10,033	200,560
Somanetics Corp. (a)	9,278	153,180
SonoSite, Inc. (a) (b)	10,253	205,675
Spectranetics Corp. (a)	19,030	93,818
Stereotaxis, Inc. (a) (b)	16,444	63,803
STERIS Corp.	32,634	851,095
SurModics, Inc. (a) (b)	9,719	219,941
Symmetry Medical, Inc. (a)	21,060	196,279
Synovis Life Technologies, Inc. (a)	6,702	139,201
Thoratec Corp. (a)	32,314	865,369
TomoTherapy, Inc. (a) (b)	28,520	78,430
Vascular Solutions Inc. (a)	9,953	77,832
Volcano Corp. (a)	26,540	371,029
West Pharmaceutical Services, Inc. (b)	18,062	629,461
Wright Medical Group, Inc. (a) (b)	20,976	341,070
Young Innovations, Inc.	3,398	74,042
Zoll Medical Corp. (a)	13,957	269,928

		16,900,541

Health Care Providers & Services—3.7%
Air Methods Corp. (a) (b)	6,724	183,969
Alliance Imaging, Inc. (a)	16,629	121,891
Allied Healthcare International, Inc.	28,785	62,463
Allion Healthcare, Inc. (a)	12,396	73,756
Almost Family, Inc. (a) (b)	4,862	126,947
Amedisys, Inc. (a) (b)	15,733	519,504
America Service Group, Inc. (a)	5,143	82,648
American Dental Partners, Inc. (a)	8,086	73,340
AMERIGROUP Corp. (a)	29,811	800,425
AMN Healthcare Services, Inc. (a)	21,359	136,270
AmSurg Corp. (a)	17,693	379,338

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Assisted Living Concepts, Inc. (a)	7,521	$109,431
Bio-Reference Labs, Inc. (a)	7,862	248,518
BioScrip, Inc. (a)	24,999	147,994
BMP Sunstone Corp. (a)	19,887	94,264
Capital Senior Living Corp. (a)	14,260	64,883
CardioNet, Inc. (a) (b)	13,882	226,554
Catalyst Health Solutions, Inc. (a)	21,100	526,234
Centene Corp. (a)	24,322	485,954
Chemed Corp. (b)	12,513	494,013
Chindex International, Inc. (a)	6,872	85,007
Clarient, Inc. (a)	19,016	70,740
Corvel Corp. (a)	5,760	131,155
Cross Country Healthcare, Inc. (a) (b)	16,639	114,310
Emergency Medical Services Corp. (a)	6,333	233,181
Emeritus Corp. (a) (b)	13,754	181,690
Genoptix, Inc. (a) (b)	9,765	312,382
Gentiva Health Services, Inc. (a)	16,839	277,170
Hanger Orthopedic Group, Inc. (a)	17,104	232,443
Health Grades, Inc. (a)	15,931	62,290
Healthsouth Corp. (a)	49,308	712,008
Healthspring, Inc. (a)	27,956	303,602
Healthways, Inc. (a)	18,606	250,251
HMS Holdings Corp. (a)	14,846	604,529
inVentiv Health, Inc. (a)	21,700	293,601
IPC The Hospitalist Co., Inc. (a)	9,377	250,272
Kindred Healthcare, Inc. (a)	22,687	280,638
Landauer, Inc.	5,165	316,821
LHC Group, Inc. (a) (b)	8,340	185,231
Magellan Health Services, Inc. (a)	20,435	670,677
Medcath Corp. (a)	11,258	132,394
Molina Healthcare, Inc. (a)	8,887	212,577
MWI Veterinary Supply, Inc. (a)	6,398	223,034
National Healthcare Corp. (b)	4,998	189,624
Odyssey HealthCare, Inc. (a)	18,943	194,734
Owens & Minor, Inc.	23,801	1,042,960
PharMerica Corp. (a) (b)	17,146	336,576
PSS World Medical, Inc. (a) (b)	34,671	641,760
Psychiatric Solutions, Inc. (a) (b)	32,220	732,683
RehabCare Group, Inc. (a)	10,778	257,918
Res-Care, Inc. (a)	16,070	229,801
Skilled Healthcare Group, Inc. (a)	8,777	65,827
Sun Healthcare Group, Inc. (a)	26,563	224,192
Sunrise Senior Living, Inc. (a)	28,669	47,304
The Ensign Group, Inc.	5,940	84,526
The Providence Service Corp. (a)	7,703	84,348
Triple-S Management Corp. (a)	12,074	188,234
U.S. Physical Therapy, Inc. (a)	8,827	130,198
Universal American Corp. (a)	16,141	140,750
Wellcare Health Plans, Inc. (a)	24,340	450,047

		16,135,881

Health Care Technology—0.6%
Amicas, Inc. (a)	21,254	59,086
athenahealth, Inc. (a)	19,204	710,740
Computer Programs & Systems, Inc. (b)	5,856	224,343
Eclipsys Corp. (a)	32,258	573,547

Security Description	Shares	Value*

Health Care Technology—(Continued)
MedAssets, Inc. (a)	22,738	$442,254
Merge Healthcare, Inc. (a)	15,578	66,986
Omnicell, Inc. (a)	20,699	222,514
Phase Forward, Inc. (a)	24,083	363,894
Transcend Services, Inc. (a)	4,008	63,527
Vital Images, Inc. (a)	10,111	114,760

		2,841,651

Hotels, Restaurants & Leisure—2.5%
AFC Enterprises, Inc. (a)	12,648	85,374
Ambassadors Group, Inc.	11,473	157,983
Ameristar Casinos, Inc.	14,216	270,531
Bally Technologies, Inc. (a)	32,218	963,963
BJ’s Restaurants, Inc. (a) (b)	13,390	225,889
Bob Evans Farms, Inc.	17,404	500,191
Buffalo Wild Wings, Inc. (a) (b)	10,005	325,363
California Pizza Kitchen, Inc. (a)	11,398	151,479
CEC Entertainment, Inc. (a)	13,407	395,238
Churchill Downs, Inc.	5,476	184,322
CKE Restaurants, Inc.	29,629	251,254
Cracker Barrel Old Country Store, Inc. (b)	12,444	347,188
Denny’s Corp. (a)	50,069	107,648
DineEquity, Inc. (a) (b)	10,324	322,006
Domino’s Pizza, Inc. (a) (b)	20,990	157,215
Gaylord Entertainment Co. (a) (b)	23,052	292,991
Interval Leisure Group, Inc. (a)	23,498	219,001
Isle of Capri Casinos, Inc. (a)	9,399	125,195
Jack in the Box, Inc. (a)	32,760	735,462
Krispy Kreme Doughnuts, Inc. (a) (b)	36,447	109,341
Life Time Fitness, Inc. (a)	23,367	467,574
Marcus Corp.	11,702	123,105
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	9,869	75,103
Multimedia Games, Inc. (a)	17,217	85,396
O’Charleys, Inc. (a)	10,917	100,982
Orient-Express Hotels, Ltd. (Class A) (a)	44,830	380,607
P.F. Chang’s China Bistro, Inc. (a) (b)	13,573	435,150
Papa John’s International, Inc. (a)	13,946	345,721
Peet’s Coffee & Tea, Inc. (a) (b)	6,988	176,098
Pinnacle Entertainment, Inc. (a)	33,689	312,971
Red Robin Gourmet Burgers, Inc. (a) (b)	8,813	165,244
Ruby Tuesday, Inc.	29,469	196,264
Shuffle Master, Inc. (a)	32,034	211,745
Sonic Corp. (a) (b)	33,333	334,330
Speedway Motorsports, Inc. (b)	8,883	122,230
Texas Roadhouse, Inc. (a) (b)	27,442	299,392
The Cheesecake Factory (a) (b)	33,398	577,785
The Steak N Shake Co. (a) (b)	15,973	139,604
Universal Travel Group (a)	6,613	73,999
Vail Resorts, Inc. (a)	16,639	446,258
Youbet.com, Inc. (a)	20,072	66,238

		11,063,430

Household Durables—1.1%
American Greetings Corp. (Class A) (b)	23,345	272,670
Blyth, Inc.	3,831	125,618

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Cavco Industries Inc. (a) (b)	4,504	$114,086
CSS Industries, Inc.	4,704	95,868
Ethan Allen Interiors, Inc. (b)	15,394	159,482
Furniture Brands International, Inc. (a) (b)	26,708	80,925
Helen of Troy, Ltd. (a)	16,936	284,355
Hooker Furniture Corp.	5,647	64,828
Hovnanian Enterprises, Inc. (Class A) (a) (b)	31,452	74,227
iRobot Corp. (a) (b)	12,683	164,625
La-Z-Boy, Inc.	31,411	148,260
M/I Homes, Inc. (a) (b)	8,667	84,850
Meritage Homes Corp. (a)	17,293	326,146
National Presto Industries, Inc.	2,572	195,729
Ryland Group, Inc. (b)	23,729	397,698
Sealy Corp. (a) (b)	30,220	59,231
Skyline Corp.	4,895	106,466
Standard Pacific Corp. (a) (b)	46,997	95,404
Stanley Furniture Co., Inc.	6,762	72,962
Tempur-Pedic International, Inc. (a)	41,810	546,457
Tupperware Brands Corp.	35,928	934,847
Universal Electronics, Inc. (a)	9,803	197,726

		4,602,460

Household Products—0.1%
Central Garden & Pet Co. (a)	36,297	357,525
Orchids Paper Products Co. (a)	3,269	67,178
WD-40 Co.	8,908	258,332

		683,035

Industrial Conglomerates—0.3%
Otter Tail Corp. (b)	19,686	429,942
Raven Industries, Inc. (b)	10,703	273,997
Seaboard Corp.	186	208,692
Standex International Corp.	7,412	85,979
Tredegar Industries, Inc. (b)	17,329	230,823

		1,229,433

Insurance—3.3%
AMBAC Financial Group, Inc. (a) (b)	150,247	138,227
American Equity Investment Life Holding Co.	27,888	155,615
American Physicians Capital, Inc.	4,350	170,346
American Physicians Service Group, Inc.	3,958	89,807
American Safety Insurance Holdings Ltd.	7,486	101,884
Amerisafe, Inc. (a)	11,822	183,950
Amtrust Financial Services, Inc.	13,564	154,630
Argo Group International Holdings, Ltd. (a)	17,207	485,582
Assured Guaranty, Ltd.	35,119	434,773
Baldwin & Lyons, Inc. (Class B)	6,414	126,356
Citizens, Inc. (a) (b)	22,172	134,806
CNA Surety Corp. (a)	9,923	133,861
Conseco, Inc. (a)	108,651	257,503
Crawford & Co. (Class B) (a) (b)	9,747	46,786
Delphi Financial Group, Inc.	24,752	480,931
Donegal Group, Inc.	8,649	131,551
eHealth, Inc. (a)	14,089	248,812
EMC Insurance Group, Inc.	4,088	85,071

Security Description	Shares	Value*

Insurance—(Continued)
Employers Holdings, Inc.	28,080	$380,484
Enstar Group, Ltd. (a)	3,911	230,162
FBL Financial Group, Inc.	8,303	68,583
First Mercury Financial Corp. (a)	10,341	142,396
Flagstone Reinsurance Holdings, Ltd.	22,943	236,313
FPIC Insurance Group, Inc. (a)	4,441	135,983
Greenlight Capital Re, Ltd. (a)	16,142	279,418
Harleysville Group, Inc.	8,462	238,798
Hilltop Holdings, Inc. (a)	23,109	274,304
Horace Mann Educators Corp.	21,022	209,589
Infinity Property & Casualty Corp.	8,104	295,472
IPC Holdings, Ltd.	33,037	903,232
Kansas City Life Insurance Co.	3,354	90,256
Maiden Holdings, Ltd.	29,541	193,789
Max Capital Group, Ltd.	26,581	490,685
Meadowbrook Insurance Group, Inc.	33,741	220,329
Mercer Insurance Group, Inc.	3,619	57,542
Montpelier Re Holdings, Ltd.	48,263	641,415
National Financial Partners Corp. (a)	24,361	178,322
National Interstate Corp.	4,305	65,350
National Western Life Insurance Co.	1,212	141,501
Navigators Group, Inc. (a)	7,422	329,759
Platinum Underwriters Holdings, Ltd.	29,632	847,179
PMA Capital Corp. (a)	16,258	73,974
Presidential Life Corp.	15,310	115,897
ProAssurance Corp. (a)	18,941	875,264
RLI Corp.	10,453	468,294
Safety Insurance Group, Inc.	9,087	277,699
SeaBright Insurance Holdings, Inc. (a)	12,481	126,433
Selective Insurance Group	29,989	382,960
State Auto Financial Corp.	9,434	165,095
Stewart Information Services Corp.	9,368	133,494
The Phoenix Cos., Inc.	87,690	146,442
Tower Group, Inc.	23,256	576,284
United America Indemity, Ltd. (a)	19,816	94,919
United Fire & Casualty Co.	14,209	243,684
Zenith National Insurance Corp.	20,848	453,235

		14,345,026

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	7,539	324,102
Drugstore.com (a)	54,784	99,707
HSN, Inc. (a)	23,532	248,733
NutriSystem, Inc.	17,277	250,517
Overstock.com, Inc. (a) (b)	10,438	124,838
PetMed Express, Inc. (a) (b)	13,291	199,764
Shutterfly, Inc. (a)	12,478	174,068
Stamps.com, Inc. (a)	10,227	86,725
Ticketmaster Entertainment, Inc. (a)	22,920	147,146

		1,655,600

Internet Software & Services—2.5%
Art Technology Group, Inc. (a)	72,797	276,629
AsiaInfo Holdings, Inc. (a) (b)	16,393	282,124
Bankrate, Inc. (a) (b)	7,061	178,220
Chordiant Software, Inc. (a)	17,663	64,117

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
comScore, Inc. (a) (b)	11,964	$159,360
Constant Contact, Inc. (a) (b)	13,574	269,308
DealerTrack Holdings, Inc. (a)	22,254	378,318
Digital River, Inc. (a)	21,765	790,505
DivX, Inc. (a) (b)	14,635	80,346
EarthLink, Inc. (a)	61,547	456,063
GSI Commerce, Inc. (a) (b)	12,809	182,528
Infospace, Inc. (a)	19,526	129,457
Internap Network Services Corp. (a) (b)	29,790	103,967
Internet Brands, Inc. (a) (b)	16,026	112,182
Internet Capital Group, Inc. (a)	20,148	135,596
j2 Global Communications, Inc. (a)	24,712	557,503
Keynote Systems, Inc. (a)	10,145	77,508
Limelight Networks, Inc. (a)	16,671	73,352
Liquidity Services, Inc. (a)	10,729	105,788
LivePerson, Inc. (a)	24,433	97,732
LoopNet, Inc. (a) (b)	16,925	131,169
MercadoLibre, Inc. (a) (b)	14,336	385,352
ModusLink Global Solutions, Inc. (a)	26,440	181,378
Move, Inc. (a) (b)	92,344	199,463
NIC, Inc. (a)	29,096	196,980
Omniture, Inc. (a) (b)	38,617	485,030
Openwave Systems, Inc. (a)	48,863	109,453
Perficient, Inc. (a)	18,173	127,029
Rackspace Hosting, Inc. (a) (b)	37,947	525,945
RealNetworks, Inc. (a)	46,472	138,951
S1 Corp. (a)	31,051	214,252
Saba Software, Inc. (a)	14,832	57,103
SAVVIS, Inc. (a)	20,558	235,595
SonicWall, Inc. (a)	30,108	164,992
support.com, Inc. (a)	14,725	32,100
SupportSoft, Inc. (a)	13,081	28,778
Switch & Data Facilities Co., Inc. (a) (b)	13,728	161,029
Terremark Worldwide, Inc. (a)	29,552	170,811
The Knot, Inc. (a) (b)	17,057	134,409
United Online, Inc.	48,001	312,487
ValueClick, Inc. (a)	48,533	510,567
Vignette Corp. (a)	13,779	181,194
VistaPrint, Ltd. (a) (b)	24,617	1,049,915
Vocus, Inc. (a)	10,601	209,476
Web.com Group, Inc. (a)	16,114	90,722
Websense, Inc. (a)	25,168	448,997
Zix Corp. (a)	38,280	57,420

		11,051,200

IT Services—2.2%
Acxiom Corp. (a)	38,824	342,816
CACI International, Inc. (Class A) (a)	16,752	715,478
Cass Information Systems, Inc. (b)	4,901	160,459
Ciber, Inc. (a)	32,578	100,992
CSG Systems International, Inc. (a)	19,568	259,080
Cybersource Corp. (a) (b)	38,596	590,519
Euronet Worldwide, Inc. (a)	27,991	542,745
ExlService Holdings, Inc. (a)	8,515	95,453
Forrester Research, Inc. (a)	8,890	218,249
Gartner, Inc. (Class A) (a)	33,010	503,733

Security Description	Shares	Value*

IT Services—(Continued)
Global Cash Access Holdings, Inc. (a)	23,261	$185,158
Heartland Payment Systems, Inc.	22,136	211,842
iGate Corp. (a)	13,393	88,662
infoGROUP, Inc.	19,955	113,943
Integral Systems, Inc. (a)	7,422	61,751
Lionbridge Technologies (a)	34,644	63,745
Mantech International Corp. (a)	12,506	538,258
Maximus, Inc.	9,922	409,282
MoneyGram International, Inc.	51,641	91,921
NCI, Inc. (a) (b)	4,528	137,742
Ness Technologies, Inc. (a)	22,874	89,437
Online Resources Corp. (a)	15,652	97,668
Perot Systems Corp. (a)	48,089	689,115
RightNow Technologies, Inc. (a)	12,668	149,482
Safeguard Scientifics, Inc. (a)	71,144	93,910
Sapient Corp. (a)	48,606	305,732
SRA International, Inc. (a)	23,748	417,015
Syntel, Inc. (b)	7,885	247,904
TeleTech Holdings, Inc. (a)	20,604	312,151
Tier Technologies, Inc. (a)	10,389	79,788
TNS, Inc. (a)	13,622	255,412
Unisys Corp.	212,406	320,733
VeriFone Holdings, Inc. (a) (b)	44,469	333,962
Virtusa Corp. (a)	7,925	63,638
Wright Express Corp. (a)	21,731	553,489

		9,441,264

Leisure Equipment & Products—0.6%
Brunswick Corp. (b)	48,003	207,373
Callaway Golf Co. (b)	35,357	179,260
Eastman Kodak Co. (a)	155,874	461,387
Jakks Pacific, Inc. (a)	16,889	216,686
Polaris Industries, Inc. (b)	16,749	537,978
Pool Corp. (b)	26,816	444,073
RC2 Corp. (a)	10,877	143,903
Smith & Wesson Holding Corp. (a) (b)	32,012	181,828
Sturm Ruger & Co., Inc. (a)	11,619	144,540

		2,517,028

Life Sciences Tools & Services—1.2%
Accelrys, Inc.	16,620	98,224
Affymetrix, Inc. (a)	41,239	244,547
Albany Molecular Research, Inc. (a)	13,735	115,237
AMAG Pharmaceuticals, Inc. (a) (b)	9,530	521,005
Bruker Corp. (a) (b)	28,820	266,873
Cambrex Corp.	18,193	74,955
Clinical Data, Inc.	8,228	90,673
Dionex Corp. (a) (b)	10,238	624,825
Enzo Biochem, Inc. (a)	20,237	89,650
eResearch Technology, Inc. (a)	26,533	164,770
Exelixis, Inc. (a)	59,194	288,275
Kendle International, Inc. (a) (b)	8,850	108,324
Luminex Corp. (a) (b)	23,156	429,312
Medivation, Inc. (b)	16,585	371,670
Nektar Therapeutics (a) (b)	52,134	337,828
Parexel International Corp. (a)	31,915	458,938

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Sequenom, Inc. (a) (b)	33,964	$132,799
Varian, Inc. (a)	16,540	652,172

		5,070,077

Machinery—2.7%
3D Systems Corp. (a)	11,338	81,747
Actuant Corp. (b)	31,476	384,007
Albany International Corp. (Class A)	19,528	222,229
Altra Holdings, Inc. (a)	15,718	117,728
AMPCO-Pittsburgh Corp.	5,636	132,164
Astec Industries, Inc. (a) (b)	10,213	303,224
Badger Meter, Inc. (b)	8,245	338,045
Barnes Group, Inc.	26,953	320,471
Blount International, Inc. (a)	22,297	191,977
Briggs & Stratton Corp. (b)	27,870	371,786
Cascade Corp. (b)	5,291	83,227
Chart Industries, Inc. (a)	18,382	334,185
China Fire & Security Group, Inc. (a) (b)	8,361	101,753
Circor International, Inc.	9,435	222,760
Clarcor, Inc. (b)	29,155	851,034
Colfax Corp. (a)	14,330	110,628
Columbus McKinnon Corp. (a)	11,301	142,958
Dynamic Materials Corp. (b)	7,259	139,954
Energy Recovery, Inc. (a) (b)	19,728	139,674
EnPro Industries, Inc. (a) (b)	11,522	207,511
ESCO Technologies, Inc. (a)	14,512	650,138
Federal Signal Corp.	31,621	241,901
Flanders Corp. (a)	10,085	61,619
Force Protection, Inc. (a)	41,101	363,333
FreightCar America, Inc. (b)	7,047	118,460
Graham Corp.	6,734	89,562
Greenbrier Cos., Inc.	9,593	68,974
Hurco Cos., Inc. (a) (b)	4,045	63,223
John Bean Technologies Corp.	16,030	200,696
K-Tron International, Inc. (a)	1,257	100,158
Kadant, Inc. (a)	8,363	94,418
Kaydon Corp. (b)	19,193	624,924
LB Foster Co. (a)	5,476	164,663
Lindsay Corp. (b)	6,769	224,054
Met-Pro Corp.	10,588	114,562
Mueller Industries, Inc.	20,876	434,221
Mueller Water Products, Inc.	65,628	245,449
NACCO Industries, Inc.	3,492	100,290
Nordson Corp. (b)	18,827	727,852
PMFG, Inc. (a)	7,970	70,216
RBC Bearings, Inc. (a)	14,425	294,991
Robbins & Myers, Inc.	15,652	301,301
Sun Hydraulics Corp. (b)	7,039	113,821
Tecumseh Products Co. (Class A) (a)	10,819	105,052
Tennant Co.	10,316	189,711
The Eastern Co.	3,833	63,245
The Gorman-Rupp Co. (b)	7,886	159,061
The Middleby Corp. (a) (b)	10,171	446,710
Titan International, Inc. (b)	22,213	165,931
Watts Water Technologies, Inc.	16,457	354,484

		11,750,082

Security Description	Shares	Value*

Marine—0.2%
American Commercial Lines, Inc. (a) (b)	5,019	$77,694
Eagle Bulk Shipping, Inc. (b)	30,187	141,577
Genco Shipping & Trading, Ltd. (a) (b)	14,851	322,564
Horizon Lines, Inc. (b)	18,475	71,313
International Shipholding Corp.	4,053	109,269
TBS International, Ltd. (a)	8,294	64,776
Ultrapetrol Bahamas, Ltd. (a)	13,369	59,225

		846,418

Media—0.7%
Arbitron, Inc.	15,388	244,515
Ascent Media Corp. (a)	8,366	222,368
Belo Corp. (Class A)	55,926	100,108
Cinemark Holdings, Inc.	19,176	217,072
CKX, Inc. (a)	34,449	244,243
Dolan Media Co. (a)	17,796	227,611
Global Sources, Ltd. (a)	10,632	76,657
Harte-Hanks, Inc. (b)	22,542	208,513
Knology, Inc. (a)	16,629	143,508
Live Nation, Inc. (a) (b)	49,509	240,614
Mediacom Communications Corp. (a)	23,034	117,704
National CineMedia, Inc.	23,702	326,140
RCN Corp. (a)	21,235	126,773
Rentrak Corp. (a)	5,949	97,742
Scholastic Corp.	13,469	266,552
Valassis Communications, Inc. (a)	28,403	173,542
World Wrestling Entertainment, Inc. (b)	13,534	169,987

		3,203,649

Metals & Mining—0.9%
A.M. Castle & Co.	11,149	134,680
Allied Nevada Gold Corp. (a) (b)	23,240	187,314
AMCOL International Corp. (b)	13,707	295,797
Brush Engineered Material, Inc. (a)	12,873	215,623
Century Aluminum Co. (a)	26,994	168,173
Coeur d’Alene Mines Corp. (b)	37,854	465,604
General Moly, Inc. (a) (b)	40,133	89,095
Haynes International, Inc. (a)	6,653	157,676
Hecla Mining Co. (a) (b)	126,344	338,602
Horsehead Holding Corp. (a)	21,087	157,098
Kaiser Aluminum Corp.	8,985	322,651
Olympic Steel, Inc. (b)	6,018	147,261
RTI International Metals, Inc. (a) (b)	14,086	248,900
Stillwater Mining Co. (a)	24,452	139,621
U.S. Gold Corp. (a)	48,446	127,897
Universal Stainless & Alloy (a)	4,303	70,010
Worthington Industries, Inc. (b)	36,120	461,975

		3,727,977

Multi-Utilities—0.6%
Avista Corp.	31,199	555,654
Black Hills Corp.	21,422	492,492
CH Energy Group, Inc. (b)	8,804	411,147
NorthWestern Corp.	20,030	455,883
PNM Resources, Inc.	48,210	516,329

		2,431,505

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—0.3%
99 Cents Only Stores (a)	26,563	$360,726
Dillard’s, Inc.	31,186	286,911
Fred’s, Inc.	22,557	284,218
Saks, Inc. (a)	69,952	309,887

		1,241,742

Oil, Gas & Consumable Fuels—2.7%
Apco Argentina, Inc.	5,622	108,111
Arena Resources, Inc. (a) (b)	21,511	685,125
Atlas America, Inc.	20,124	359,616
ATP Oil & Gas Corp. (a) (b)	18,136	126,227
Berry Petroleum Co. (b)	24,566	456,682
Bill Barrett Corp. (a) (b)	22,062	605,823
BPZ Resources, Inc. (a) (b)	48,087	235,145
Brigham Exploration Co. (a)	49,306	172,078
Carrizo Oil & Gas, Inc. (a) (b)	16,419	281,586
Cheniere Energy, Inc. (a) (b)	34,100	100,254
Clayton Williams Energy, Inc. (a)	3,590	67,743
Clean Energy Fuels Corp. (a) (b)	15,560	133,972
Contango Oil & Gas Co. (a)	7,692	326,833
Crosstex Energy, Inc. (a)	25,021	104,087
CVR Energy, Inc. (a)	12,724	93,267
Delek U.S. Holdings, Inc.	7,333	62,184
Delta Petroleum Corp. (a) (b)	97,131	187,463
DHT Maritime, Inc.	25,976	135,335
Endeavour International Corp. (a) (b)	74,302	101,051
Evergreen Energy, Inc. (a) (b)	82,533	80,882
FX Energy, Inc. (a)	27,420	103,922
General Maritime Corp.	25,744	254,608
GMX Resources, Inc. (a) (b)	14,576	155,089
Golar LNG, Ltd.	21,224	181,465
Goodrich Petroleum Corp. (a) (b)	13,200	324,588
Gran Tierra Energy, Inc. (a)	113,209	390,571
Gulfport Energy Corp. (a)	16,059	110,004
Harvest Natural Resources, Inc. (a) (b)	22,532	99,366
International Coal Group, Inc. (a) (b)	54,356	155,458
James River Coal Co. (a)	16,011	242,246
Knightbridge Tankers, Ltd.	10,435	142,333
McMoRan Exploration Co. (a) (b)	36,659	218,488
Nordic American Tanker Shipping, Ltd. (b)	24,121	767,530
Northern Oil & Gas, Inc. (a)	14,670	93,448
Oilsands Quest, Inc. (a) (b)	117,652	112,946
Panhandle Oil & Gas, Inc.	5,102	100,152
Patriot Coal Corp. (a)	37,423	238,759
Penn Virginia Corp.	26,208	429,025
Petroleum Development Corp. (a)	9,706	152,287
PetroQuest Energy, Inc. (a) (b)	28,823	106,357
Rex Energy Corp. (a)	15,766	89,866
Rosetta Resources, Inc. (a)	30,641	268,109
Ship Finance International, Ltd. (b)	25,171	277,636
Stone Energy Corp. (a) (b)	21,793	161,704
Swift Energy Co. (a)	17,234	286,946
Syntroleum Corp. (a)	39,738	87,821
Teekay Tankers, Ltd. (b)	9,320	86,583
Toreador Resources Corp. (a)	12,585	84,319
Uranium Energy Corp. (a)	28,977	84,033

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
USEC, Inc. (a) (b)	63,922	$340,065
Vaalco Energy, Inc. (a)	40,432	171,027
Venoco, Inc. (a)	11,262	86,380
W&T Offshore, Inc.	20,128	196,047
Warren Resources, Inc. (a)	29,190	71,516
Western Refining, Inc. (a) (b)	20,062	141,638
World Fuel Services Corp. (b)	16,974	699,838

		11,935,634

Paper & Forest Products—0.4%
Buckeye Technologies, Inc. (a)	23,451	105,295
Clearwater Paper Corp. (a)	7,604	192,305
Deltic Timber Corp. (b)	6,001	212,855
Domtar Corp. (a)	24,031	398,434
Glatfelter	25,902	230,528
KapStone Paper & Packaging Corp. (a)	13,259	62,185
Louisiana-Pacific Corp. (a)	56,598	193,565
Neenah Paper, Inc.	9,191	80,973
Schweitzer-Mauduit International, Inc.	8,700	236,727
Wausau Paper Corp.	26,829	180,291

		1,893,158

Personal Products—0.6%
American Oriental Bioengineering, Inc. (a) (b)	36,348	192,281
Bare Escentuals, Inc. (a)	38,822	344,351
Chattem, Inc. (a)	11,118	757,136
China Sky One Medical, Inc. (b)	5,765	77,712
Elizabeth Arden, Inc. (a)	14,516	126,725
Inter Parfums, Inc. (b)	10,037	73,671
Medifast, Inc. (a)	7,972	91,359
Nu Skin Enterprises, Inc.	27,860	426,258
Nutraceutical International Corp. (a)	6,712	69,738
Prestige Brands Holdings, Inc. (a)	16,107	99,058
Revlon, Inc. (a)	13,115	71,346
USANA Health Sciences, Inc. (a)	3,811	113,301

		2,442,936

Pharmaceuticals—1.3%
Ardea Biosciences, Inc. (a)	8,657	136,261
ARYx Therapeutics, Inc. (a)	13,302	54,937
Auxilium Pharmaceuticals, Inc. (a) (b)	24,466	767,743
Avanir Pharmaceuticals, Inc. (a)	37,697	83,687
BioMimetic Therapeutics, Inc. (a) (b)	10,648	98,388
Cadence Pharmaceuticals, Inc. (a) (b)	14,478	144,635
Cypress Bioscience, Inc. (a)	22,201	209,133
Depomed, Inc. (a)	31,001	100,753
Discovery Laboratories, Inc. (a) (b)	74,533	76,769
Durect Corp., Inc. (a)	49,465	117,727
Impax Laboratories, Inc. (a)	35,293	259,756
Inspire Pharmaceuticals, Inc. (a)	20,990	116,704
ISTA Pharmaceuticals, Inc. (a)	20,411	85,726
KV Pharmaceutical Co. (a)	23,318	74,851
Medicis Pharmaceutical Corp.	33,811	551,796
Noven Pharmaceuticals, Inc. (a)	17,432	249,278
Obagi Medical Products, Inc. (a)	10,682	77,872

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Optimer Pharmaceuticals, Inc. (a) (b)	18,035	$269,984
Pain Therapeutics, Inc. (a)	19,603	105,268
Par Pharmaceutical Cos., Inc. (a)	19,846	300,667
Pozen, Inc. (a)	15,141	116,283
Questcor Pharmaceuticals, Inc. (a)	30,322	151,610
Salix Pharmaceuticals, Ltd. (a) (b)	26,940	265,898
Santarus, Inc. (a)	31,685	89,352
SuperGen, Inc. (a)	36,774	73,916
The Medicines Co. (a)	29,350	246,246
ViroPharma, Inc. (a) (b)	44,560	264,241
Vivus, Inc. (a) (b)	40,734	247,663
XenoPort, Inc. (a)	15,289	354,246

		5,691,390

Professional Services—1.6%
Acacia Research—Acacia Technologies (a)	18,592	146,319
Administaff, Inc.	12,162	283,010
CBIZ, Inc. (a) (b)	25,596	182,243
CDI Corp.	7,746	86,368
CoStar Group, Inc. (a) (b)	12,255	488,607
CRA International, Inc. (a)	6,362	176,609
Diamond Management & Technology Consultants, Inc.	15,824	66,461
Duff & Phelps Corp. (a)	9,629	171,204
Exponent, Inc. (a)	7,795	191,055
First Advantage Corp.	7,503	114,121
GP Strategies Corp. (a)	8,949	52,710
Heidrick & Struggles International, Inc. (b)	11,860	216,445
Hill International, Inc. (a)	16,010	68,843
Huron Consulting Group, Inc. (a)	12,415	573,945
ICF International, Inc. (a)	4,800	132,432
Kelly Services, Inc. (Class A)	17,549	192,161
Kforce, Inc. (a)	18,129	149,927
Korn/Ferry International (a)	26,107	277,778
MPS Group, Inc. (a)	52,949	404,530
Navigant Consulting, Inc. (a)	31,151	402,471
On Assignment, Inc. (a)	20,637	80,691
Resources Connection, Inc. (a)	25,492	437,698
School Specialty, Inc. (a) (b)	10,285	207,860
Spherion Corp. (a)	30,053	123,818
The Advisory Board Co. (a)	9,200	236,440
The Corporate Executive Board Co.	19,831	411,692
TrueBlue, Inc. (a)	25,162	211,361
VSE Corp.	2,837	74,216
Watson Wyatt Worldwide, Inc.	24,436	917,083

		7,078,098

Real Estate Investment Trusts—5.2%
Acadia Realty Trust	22,237	290,193
Agree Realty Corp.	4,326	79,296
Alexander’s, Inc. (a)	1,140	307,344
American Campus Communities, Inc.	28,972	642,599
American Capital Agency Corp. (b)	7,451	171,149
Anworth Mortgage Asset Corp.	58,737	423,494
Ashford Hospitality Trust, Inc. (b)	45,977	129,195
BioMed Realty Trust, Inc.	54,459	557,116

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
CapLease, Inc. (b)	26,927	$74,319
Capstead Mortgage Corp.	35,788	454,865
CBL & Associates Properties, Inc.	41,777	225,178
Cedar Shopping Centers, Inc.	23,807	107,608
Cogdell Spencer, Inc.	17,608	75,538
Colonial Properties Trust (b)	28,735	212,639
Cousins Properties, Inc. (b)	25,284	214,914
DCT Industrial Trust, Inc.	96,378	393,222
Developers Diversified Realty Corp.	79,701	388,941
DiamondRock Hospitality Co.	62,158	389,109
DuPont Fabros Technology, Inc. (a)	15,798	148,817
Dynex Capital, Inc.	7,242	59,384
EastGroup Properties, Inc.	13,951	460,662
Education Realty Trust, Inc.	18,003	77,233
Entertainment Properties Trust (b)	19,485	401,391
Equity Lifestyle Properties, Inc.	12,798	475,830
Equity One, Inc. (b)	21,357	283,194
Extra Space Storage, Inc.	47,448	396,191
FelCor Lodging Trust, Inc. (a) (b)	40,218	98,936
First Industrial Realty Trust, Inc. (b)	24,149	105,048
First Potomac Realty Trust	16,284	158,769
Franklin Street Properties Corp. (b)	33,130	438,973
Getty Realty Corp.	9,160	172,849
Gladstone Commercial Corp.	5,368	69,569
Glimcher Realty Trust	22,151	64,238
Hatteras Financial Corp.	20,816	595,129
Healthcare Realty Trust, Inc. (b)	32,901	553,724
Hersha Hospitality Trust	25,342	62,848
Highwoods Properties, Inc.	40,552	907,148
Home Properties, Inc. (b)	18,908	644,763
Inland Real Estate Corp. (b)	40,919	286,433
Investors Real Estate Trust	32,420	288,214
iStar Financial, Inc.	59,243	168,250
Kilroy Realty Corp.	20,847	428,197
Kite Realty Group Trust	28,858	84,265
LaSalle Hotel Properties (b)	32,119	396,348
Lexington Realty Trust	49,914	169,708
LTC Properties, Inc.	13,085	267,588
Medical Properties Trust, Inc.	44,184	268,197
MFA Mortgage Investments, Inc.	124,284	860,045
Mid-America Apartment Communities, Inc.	15,758	578,476
Mission West Properties, Inc.	12,528	85,566
Monmouth Real Estate Investment Corp.	13,822	80,997
National Health Investors, Inc.	15,005	400,784
National Retail Properties, Inc.	45,810	794,804
NorthStar Realty Finance Corp. (b)	36,462	103,187
Omega Healthcare Investors, Inc.	48,949	759,689
Parkway Properties, Inc.	12,421	161,473
Pennsylvania Real Estate Investment Trust (b)	21,798	108,990
Post Properties, Inc. (b)	24,883	334,428
Potlatch Corp.	22,006	534,526
PS Business Parks, Inc.	8,449	409,270
Ramco-Gershenson Properties Trust (b)	11,167	111,782
Redwood Trust, Inc.	44,500	656,820
Saul Centers, Inc.	3,889	114,998
Sovran Self Storage, Inc.	12,368	304,253
Sun Communities, Inc.	9,482	130,662

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Sunstone Hotel Investors, Inc.	44,133	$236,112
Tanger Factory Outlet Centers	21,128	685,181
U-Store-It Trust	29,889	146,456
Universal Health Realty Income Trust	6,741	212,476
Urstadt Biddle Properties, Inc.	12,686	178,619
Walter Investment Management Corp. (a)	10,680	141,830
Washington Real Estate Investment Trust (b)	33,406	747,292
Winthrop Realty Trust	6,380	56,973

		22,604,304

Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (a)	3,358	61,015
China Housing & Land Development, Inc. (a)	16,241	93,548
Consolidated-Tomoka Land Co. (b)	3,138	110,081
Forestar Group, Inc. (a) (b)	19,634	233,252
Tejon Ranch Co. (a) (b)	7,567	200,450

		698,346

Road & Rail—1.0%
Amerco, Inc. (a)	6,294	233,822
Arkansas Best Corp. (b)	14,542	383,182
Avis Budget Group, Inc. (a)	59,874	338,288
Celadon Group, Inc. (a)	13,384	112,292
Dollar Thrifty Automotive Group, Inc. (a)	13,161	183,596
Genesee & Wyoming, Inc. (a)	18,798	498,335
Heartland Express, Inc. (b)	29,653	436,492
Knight Transportation, Inc. (b)	32,100	531,255
Marten Transport, Ltd. (a)	8,816	183,020
Old Dominion Freight Line, Inc. (a)	15,573	522,785
Patriot Transportation Holdings, Inc. (b)	1,157	84,380
Saia, Inc. (a)	7,036	126,718
Universal Truckload Services, Inc. (a)	3,629	56,794
USA Truck, Inc. (a)	4,800	64,944
Werner Enterprises, Inc. (b)	23,989	434,681
YRC Worldwide, Inc. (a) (b)	37,074	64,138

		4,254,722

Semiconductors & Semiconductor Equipment—3.5%
Actel Corp. (a)	16,772	179,964
Advanced Analogic Technologies, Inc. (a)	24,209	111,119
Advanced Energy Industries, Inc. (a)	23,757	213,575
Amkor Technology, Inc. (a) (b)	58,594	277,150
Anadigics, Inc. (a)	35,789	149,956
Applied Micro Circuits Corp. (a)	37,849	307,712
Atheros Communications, Inc. (a) (b)	34,851	670,533
ATMI, Inc. (a)	18,191	282,506
Brooks Automation, Inc. (a)	36,289	162,575
Cabot Microelectronics Corp. (a)	13,254	374,956
Cavium Networks, Inc. (a)	20,774	349,211
Ceva, Inc. (a)	14,170	122,996
Cirrus Logic, Inc. (a)	36,678	165,051
Cohu, Inc.	16,023	143,887
CSR, Plc. (GBP) (a)	25,766	148,233
Cymer, Inc. (a) (b)	17,037	506,510
Diodes, Inc. (a)	18,315	286,447

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
DSP Group, Inc. (a)	13,388	$90,503
Emcore Corp. (a) (b)	43,383	54,663
Entegris, Inc. (a)	66,045	179,642
Entropic Communications, Inc. (a)	31,443	70,747
Exar Corp. (a)	20,123	144,684
FEI Co. (a)	20,566	470,961
FormFactor, Inc. (a) (b)	27,182	468,618
Hittite Microwave Corp. (a)	12,250	425,687
Intellon Corp. (a)	12,860	54,655
IXYS Corp. (a)	13,771	139,362
Kopin Corp. (a)	39,236	143,996
Kulicke & Soffa Industries, Inc. (a) (b)	32,332	110,899
Lattice Semiconductor Corp. (a)	67,244	126,419
Micrel, Inc.	25,706	188,168
Microsemi Corp. (a)	45,971	634,400
Microtune, Inc. (a)	30,943	72,407
MIPS Technologies, Inc. (a)	25,612	76,836
MKS Instruments, Inc. (a)	28,003	369,360
Monolithic Power Systems, Inc. (a)	19,382	434,351
NetLogic Microsystems, Inc. (a) (b)	10,349	377,325
OmniVision Technologies, Inc. (a) (b)	28,309	294,130
Pericom Semiconductor Corp. (a)	16,354	137,701
Photronics, Inc. (a)	25,047	101,440
PLX Technology, Inc. (a)	19,623	73,979
Power Integrations, Inc. (b)	13,319	316,859
RF Micro Devices, Inc. (a)	151,807	570,794
Rubicon Technology, Inc. (a) (b)	7,716	110,184
Rudolph Technologies, Inc. (a)	18,288	100,950
Semitool, Inc. (a)	13,992	64,643
Semtech Corp. (a)	34,386	547,081
Sigma Designs, Inc. (a) (b)	14,609	234,328
Silicon Image, Inc. (a)	33,507	77,066
Silicon Storage Technology, Inc. (a)	41,443	77,498
Skyworks Solutions, Inc. (a)	95,397	932,983
Standard Microsystems Corp. (a)	14,611	298,795
Supertex, Inc. (a)	6,854	172,104
Techwell, Inc. (a)	8,975	76,287
Tessera Technologies, Inc. (a)	27,229	688,621
Trident Microsystems, Inc. (a)	37,557	65,349
TriQuint Semiconductor, Inc. (a)	84,294	447,601
Ultratech, Inc. (a)	15,771	194,141
Veeco Instruments, Inc. (a)	17,629	204,320
Volterra Semiconductor Corp. (a)	12,513	164,421
White Electronic Designs Corp. (a)	13,766	63,737
Zoran Corp. (a)	28,437	309,963

		15,411,039

Software—4.3%
ACI Worldwide, Inc. (a)	19,206	268,116
Actuate Corp. (a)	24,071	115,059
Advent Software, Inc. (a) (b)	8,899	291,798
American Software, Inc.	16,487	94,965
ArcSight, Inc. (a)	10,639	189,055
Ariba, Inc. (a)	47,673	469,102
Blackbaud, Inc. (b)	24,636	383,090
Blackboard, Inc. (a)	17,217	496,883

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Bottomline Technologies, Inc. (a)	12,369	$111,445
Commvault Systems, Inc. (a)	23,929	396,743
Concur Technologies, Inc. (a) (b)	23,980	745,298
DemandTec, Inc. (a)	13,832	121,722
Double-Take Software, Inc. (a)	11,826	102,295
Ebix, Inc. (a)	4,266	133,611
Entrust, Inc. (a)	35,686	64,592
Epicor Software Corp. (a) (b)	28,737	152,306
EPIQ Systems, Inc. (a) (b)	19,790	303,776
Fair Isaac Corp.	27,275	421,671
FalconStor Software, Inc. (a)	17,377	82,541
GSE Systems, Inc. (a)	9,617	64,915
i2 Technologies, Inc. (a) (b)	8,649	108,545
Informatica Corp. (a)	49,182	845,439
Interactive Intelligence, Inc. (a)	8,397	102,947
Jack Henry & Associates, Inc.	47,933	994,610
JDA Software Group, Inc. (a)	14,479	216,606
Kenexa Corp. (a)	15,403	178,213
Lawson Software, Inc. (a)	78,688	439,079
Manhattan Associates, Inc. (a) (b)	12,581	229,226
Mentor Graphics Corp. (a)	50,714	277,406
MicroStrategy, Inc. (Class A) (a)	5,088	255,519
Monotype Imaging Holdings, Inc. (a)	12,841	87,447
MSC.Software Corp. (a) (b)	27,127	180,666
Net 1 UEPS Technologies, Inc. (a)	22,227	302,065
NetScout Systems, Inc. (a)	14,099	132,249
NetSuite, Inc. (a) (b)	9,774	115,431
OpenTV Corp. (a)	50,586	66,773
Opnet Technologies, Inc.	9,341	85,564
Parametric Technology Corp. (a)	64,025	748,452
Pegasystems, Inc.	10,030	264,591
Progress Software Corp. (a)	23,135	489,768
PROS Holdings, Inc. (a)	11,234	91,220
Quality Systems, Inc. (b)	13,508	769,416
Quest Software, Inc. (a)	36,662	511,068
Radiant Systems, Inc. (a)	15,752	130,742
Rosetta Stone, Inc. (a)	3,683	101,061
Smith Micro Software, Inc. (a)	18,686	183,496
SolarWinds, Inc. (a)	7,129	117,557
Solera Holdings, Inc. (a)	39,599	1,005,815
Sourcefire, Inc. (a)	14,391	178,304
SPSS, Inc. (a)	9,983	333,133
SuccessFactors, Inc. (a) (b)	21,395	196,406
SumTotal Systems, Inc. (a)	18,410	88,552
Symyx Technologies (a)	19,225	112,466
Synchronoss Technologies, Inc. (a)	11,423	140,160
Take-Two Interactive Software, Inc. (a)	45,955	435,194
Taleo Corp. (a)	17,927	327,526
TeleCommunication Systems, Inc.	22,959	163,238
THQ, Inc. (a)	38,813	277,901
TIBCO Software, Inc. (a)	97,329	697,849
TiVo, Inc. (a)	60,220	631,106
Tyler Technologies, Inc. (a) (b)	19,804	309,338
Ultimate Software Group, Inc. (a) (b)	13,790	334,270
Vasco Data Security International, Inc. (a)	18,296	133,744
Wind River Systems, Inc. (a)	38,091	436,523

		18,835,664

Security Description	Shares	Value*

Specialty Retail—3.1%
America’s Car-Mart, Inc. (b)	7,441	$152,541
AnnTaylor Stores Corp. (a)	34,485	275,190
Asbury Automotive Group, Inc.	19,165	196,250
Bebe Stores, Inc.	14,986	103,104
Big 5 Sporting Goods Corp.	15,464	171,032
Borders Group, Inc. (a)	35,950	132,296
Brown Shoe Co., Inc. (b)	26,195	189,652
Cabela’s, Inc. (a) (b)	23,327	286,922
Cato Corp.	15,629	272,570
Charlotte Russe Holding, Inc. (a)	14,068	181,196
Charming Shoppes, Inc. (a) (b)	68,171	253,596
Christopher & Banks Corp.	20,680	138,763
Citi Trends, Inc. (a)	8,551	221,300
Coldwater Creek, Inc. (a) (b)	34,146	206,925
Collective Brands, Inc. (a) (b)	35,851	522,349
Conn’s, Inc. (a) (b)	5,810	72,625
Dress Barn, Inc. (a) (b)	25,315	362,004
DSW, Inc. (Class A) (a) (b)	9,118	89,812
Genesco, Inc. (a)	10,893	204,462
Group 1 Automotive, Inc. (b)	14,104	366,986
Gymboree Corp. (a) (b)	16,854	597,980
Haverty Furniture Cos., Inc. (b)	10,391	95,078
hhgregg, Inc. (a) (b)	7,296	110,607
Hibbett Sports, Inc. (a) (b)	16,032	288,576
Hot Topic, Inc. (a) (b)	24,702	180,572
J. Crew Group, Inc. (a) (b)	28,944	782,067
Jo-Ann Stores, Inc. (a)	16,930	349,943
Jos. A. Bank Clothiers, Inc. (a)	10,216	352,043
Kirkland’s, Inc. (a)	8,071	96,933
Lithia Motors, Inc. (a)	10,676	98,646
Lumber Liquidators, Inc. (a) (b)	8,821	139,019
Midas, Inc. (a)	10,186	106,749
Monro Muffler, Inc. (b)	9,251	237,843
OfficeMax, Inc.	44,947	282,267
Pacific Sunwear of California, Inc. (a)	49,093	165,443
Pier 1 Imports, Inc. (a) (b)	52,821	105,114
Rent-A-Center, Inc. (a)	37,256	664,274
Sally Beauty Holdings, Inc. (a) (b)	53,088	337,640
Shoe Carnival, Inc. (a)	5,485	65,436
Sonic Automotive, Inc.	14,515	147,472
Stage Stores, Inc.	20,885	231,824
Stein Mart, Inc. (a)	15,504	137,365
Systemax, Inc. (a) (b)	7,935	94,506
The Buckle, Inc. (b)	14,781	469,592
The Children’s Place Retail Stores, Inc. (a)	13,140	347,290
The Finish Line, Inc. (Class A) (a)	24,364	180,781
The Men’s Wearhouse, Inc. (b)	28,904	554,379
The Pep Boys-Manny, Moe & Jack (b)	28,658	290,592
The Talbots, Inc. (a)	15,364	82,966
The Wet Seal, Inc. (a)	58,064	178,256
Tractor Supply Co. (a) (b)	20,616	851,853
Tween Brands, Inc. (a)	15,872	106,025
Ulta Salon Cosmetics & Fragrance, Inc. (a)	16,680	185,482
Zumiez, Inc. (a) (b)	13,421	107,502

		13,421,690

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—2.0%
American Apparel, Inc. (a) (b)	19,736	$71,839
Carter’s, Inc. (a)	33,765	830,957
Cherokee, Inc. (b)	4,506	89,309
Columbia Sportswear Co. (b)	7,050	217,986
CROCS, Inc. (a)	50,298	171,013
Deckers Outdoor Corp. (a)	7,325	514,728
FGX International Holdings, Ltd. (a)	9,825	111,809
Fossil, Inc. (a)	27,050	651,364
Fuqi International, Inc. (a)	6,095	126,227
G-III Apparel Group, Ltd. (a)	8,116	93,253
Iconix Brand Group, Inc. (a) (b)	34,666	533,163
Jones Apparel Group, Inc.	49,417	530,244
K-Swiss, Inc. (b)	14,979	127,322
Liz Claiborne, Inc. (a)	57,287	164,987
lululemon athletica, inc. (a) (b)	23,831	310,518
Maidenform Brands, Inc. (a)	14,280	163,792
Movado Group, Inc. (a) (b)	10,013	105,537
Oxford Industries, Inc. (b)	8,566	99,794
Quiksilver, Inc. (a)	77,637	143,628
Skechers U.S.A., Inc. (a)	21,712	212,126
Steven Madden, Ltd. (a)	9,983	254,067
The Warnaco Group, Inc. (a)	26,292	851,861
Timberland Co. (Class A) (a)	26,846	356,246
True Religion Apparel, Inc. (a) (b)	14,864	331,467
Under Armour, Inc. (a) (b)	18,492	413,851
UniFirst Corp.	8,113	301,560
Volcom, Inc. (a) (b)	12,211	152,637
Weyco Group, Inc. (b)	5,240	120,992
Wolverine World Wide, Inc.	27,831	613,952

		8,666,229

Thrifts & Mortgage Finance—1.4%
Abington Bancorp, Inc.	12,336	98,195
Astoria Financial Corp.	49,458	424,350
Bank Mutual Corp.	27,281	237,890
BankFinancial Corp.	11,879	105,248
Beneficial Mutual Bancorp, Inc. (a)	22,606	217,018
Berkshire Hill Bancorp, Inc.	7,472	155,268
Brookline Bancorp, Inc.	32,815	305,836
Clifton Savings Bancorp, Inc.	7,385	79,463
Danvers Bancorp, Inc. (a)	12,056	162,153
Dime Community Bancshares	15,501	141,214
ESB Financial Corp.	5,713	74,955
ESSA Bancorp, Inc.	8,799	120,282
First Defiance Financial Corp.	5,206	67,678
First Financial Holdings, Inc.	6,397	60,132
First Financial Northwest, Inc. (b)	10,708	83,737
Flushing Financial Corp.	12,920	120,802
Home Federal Bancorp, Inc.	10,146	103,388
Kearny Financial Corp.	11,434	130,805
MGIC Investment Corp.	72,941	320,940
NewAlliance Bancshares, Inc.	60,546	696,279
Northwest Bancorp, Inc.	11,002	207,498
OceanFirst Financial Corp.	6,649	79,588
Ocwen Financial Corp. (a)	21,044	272,941
Oritani Financial Corp. (a)	9,458	129,669

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Provident Financial Services, Inc.	33,586	$305,633
Provident New York Bancorp	20,537	166,760
Radian Group, Inc.	49,247	133,952
Rockville Financial, Inc.	5,307	58,112
Roma Financial Corp.	6,169	78,593
The PMI Group, Inc. (a)	44,923	88,947
TrustCo Bank Corp.	42,029	248,391
United Financial Bancorp, Inc.	9,478	130,986
ViewPoint Financial Group	7,611	115,915
Westfield Financial, Inc.	22,291	201,956
WSFS Financial Corp.	4,144	113,173

		6,037,747

Tobacco—0.2%
Alliance One International, Inc. (a)	51,865	197,087
Universal Corp. (b)	14,179	469,467
Vector Group, Ltd. (b)	21,377	305,477

		972,031

Trading Companies & Distributors—0.8%
Aceto Corp.	18,035	120,293
Aircastle, Ltd.	24,542	180,384
Applied Industrial Technologies, Inc. (b)	23,703	466,949
Beacon Roofing Supply, Inc. (a)	24,991	361,370
DXP Enterprises, Inc. (a) (b)	5,432	62,305
H&E Equipment Services, Inc. (a)	16,345	152,826
Houston Wire & Cable Co. (b)	10,450	124,460
Interline Brands, Inc. (a)	18,029	246,637
Kaman Corp.	14,024	234,201
RSC Holdings, Inc. (a) (b)	32,853	220,772
Rush Enterprises, Inc. (a)	19,917	232,033
TAL International Group, Inc. (b)	8,589	93,620
Textainer Group Holdings, Ltd.	5,684	65,309
Titan Machinery, Inc. (a)	8,157	103,512
United Rentals, Inc. (a)	35,317	229,207
Watsco, Inc. (b)	13,703	670,488

		3,564,366

Water Utilities—0.4%
American State Water Co.	10,586	366,699
Artesian Resources Corp.	3,726	59,355
Cadiz, Inc. (a)	7,887	75,952
California Water Service Group	10,941	403,066
Connecticut Water Service, Inc.	5,731	124,305
Consolidated Water Co., Inc. (b)	8,783	139,211
Middlesex Water Co.	8,945	129,255
Pennichuck Corp.	2,557	58,300
SJW Corp.	7,394	167,844
Southwest Water Co.	14,142	78,064
York Water Co.	6,695	102,634

		1,704,685

Wireless Telecommunication Services—0.4%
Centennial Communications Corp.	48,612	406,396
iPCS, Inc. (a)	9,739	145,695

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Wireless Telecommunication Services—(Continued)
Renasant Corp.	12,711	$190,919
Syniverse Holdings, Inc. (a)	39,086	626,549
USA Mobility, Inc. (a)	13,071	166,786
Virgin Mobile USA, Inc. (a)	22,433	90,181

		1,626,526

Total Common Stock (Identified Cost $572,879,464)		425,227,901

Mutual Funds—0.2%

Exchange Traded Funds—0.2%
iShares Russell 2000 Index Fund (b)	21,300	1,085,448

Total Mutual Funds (Identified Cost $1,116,481)		1,085,448

Rights—0.0%

Household Durables—0.0%
Sealy Corp. (b)	12,376	26,237

Total Rights (Identified Cost $86,003)		26,237

Short Term Investments—20.2%
Security Description	Shares/Par Amount	Value*

Discount Notes—1.9%
Federal Home Loan Bank 0.010%, 07/10/09	$5,500,000	$5,499,787
0.010%, 09/02/09	2,625,000	2,624,035

		8,123,822

Mutual Funds—18.3%
State Street Navigator Securities Lending Prime Portfolio (d)	79,507,270	79,507,270

Total Short Term Investments (Identified Cost $87,631,092)		87,631,092

Total Investments—118.2% (Identified Cost $661,713,040) (e)		513,970,678
Liabilities in excess of other assets		(79,177,994)

Net Assets—100%		$434,792,684

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $77,768,159 and the collateral received consisted of cash in the amount of $79,507,270 and non-cash collateral with a value of $831,245. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Zero Valued Security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $661,847,495 and the composition of unrealized appreciation and depreciation of investment securities was $19,286,641 and $(167,163,458), respectively.
(GBP)—	British Pound

Futures Contracts

Futures Contracts-Long(1)	Counter Party	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Net Unrealized Depreciation
Russell 2000 Mini Index Futures	Morgan Stanley	9/18/2009	162	$8,490,080	$8,216,640	$(273,440)

(1)	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$7,891,890	$—	$—	$7,891,890
Air Freight & Logistics	1,180,914	—	—	1,180,914
Airlines	2,777,939	—	—	2,777,939
Auto Components	2,383,159	—	—	2,383,159
Automobiles	150,918	—	—	150,918
Beverages	547,030	—	—	547,030
Biotechnology	16,962,071	—	—	16,962,071
Building Products	2,577,895	—	—	2,577,895
Capital Markets	9,599,766	—	—	9,599,766
Chemicals	8,108,391	—	—	8,108,391
Commercial Banks	25,343,089	—	—	25,343,089
Commercial Services & Supplies	11,230,647	—	—	11,230,647
Communications Equipment	15,108,959	—	—	15,108,959
Computers & Peripherals	6,338,017	—	—	6,338,017
Construction & Engineering	4,244,620	—	—	4,244,620
Construction Materials	500,583	—	—	500,583
Consumer Finance	1,714,088	—	—	1,714,088
Containers & Packaging	2,070,954	—	—	2,070,954
Distributors	219,411	—	—	219,411
Diversified Consumer Services	5,772,982	—	—	5,772,982
Diversified Financial Services	2,247,307	—	—	2,247,307
Diversified Telecommunication Services	3,541,599	—	—	3,541,599
Electric Utilities	5,050,551	—	—	5,050,551
Electrical Equipment	9,631,673	—	—	9,631,673
Electronic Equipment, Instruments & Components	9,057,968	—	—	9,057,968
Energy Equipment & Services	7,247,105	—	—	7,247,105
Food & Staples Retailing	4,015,927	—	—	4,015,927
Food Products	6,054,017	—	—	6,054,017
Gas Utilities	6,081,867	—	—	6,081,867
Health Care Equipment & Supplies	16,900,541	—	—	16,900,541
Health Care Providers & Services	16,135,881	—	—	16,135,881
Health Care Technology	2,841,651	—	—	2,841,651
Hotels, Restaurants & Leisure	11,063,430	—	—	11,063,430
Household Durables	4,602,460	—	—	4,602,460
Household Products	683,035	—	—	683,035
Industrial Conglomerates	1,229,433	—	—	1,229,433
Insurance	14,345,026	—	—	14,345,026
Internet & Catalog Retail	1,655,600	—	—	1,655,600
Internet Software & Services	11,051,200	—	—	11,051,200
IT Services	9,441,264	—	—	9,441,264
Leisure Equipment & Products	2,517,028	—	—	2,517,028
Life Sciences Tools & Services	5,070,077	—	—	5,070,077
Machinery	11,750,082	—	—	11,750,082
Marine	846,418	—	—	846,418
Media	3,203,649	—	—	3,203,649
Metals & Mining	3,727,977	—	—	3,727,977
Multi-Utilities	2,431,505	—	—	2,431,505

The accompanying notes are an integral part of the financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$1,241,742	$—	$—	$1,241,742
Oil, Gas & Consumable Fuels	11,935,634	—	—	11,935,634
Paper & Forest Products	1,893,158	—	—	1,893,158
Personal Products	2,442,936	—	—	2,442,936
Pharmaceuticals	5,691,390	—	—	5,691,390
Professional Services	7,078,098	—	—	7,078,098
Real Estate Investment Trusts	22,604,304	—	—	22,604,304
Real Estate Management & Development	698,346	—	—	698,346
Road & Rail	4,254,722	—	—	4,254,722
Semiconductors & Semiconductor Equipment	15,262,806	148,233	—	15,411,039
Software	18,835,664	—	—	18,835,664
Specialty Retail	13,421,690	—	—	13,421,690
Textiles, Apparel & Luxury Goods	8,666,229	—	—	8,666,229
Thrifts & Mortgage Finance	6,037,747	—	—	6,037,747
Tobacco	972,031	—	—	972,031
Trading Companies & Distributors	3,564,366	—	—	3,564,366
Water Utilities	1,704,685	—	—	1,704,685
Wireless Telecommunication Services	1,626,526	—	—	1,626,526
Total Common Stock	425,079,668	148,233	—	425,227,901

Rights
Household Durables	26,237	—	—	26,237
Short Term Investments
Discount Notes	—	8,123,822	—	8,123,822
Mutual Funds	79,507,270	—	—	79,507,270
Total Short Term Investments	79,507,270	8,123,822	—	87,631,092

Mutual Funds
Exchange Traded Funds	1,085,448	—	—	1,085,448
Total Investments	$505,698,623	$8,272,055	$—	$513,970,678

Futures Contracts*
Futures Contracts Long (Depreciation)	$(273,440)	—	—	$(273,440)

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$513,970,678
Receivable for:
Securities sold		54,559,965
Fund shares sold		326,586
Accrued interest and dividends		446,621

Total Assets		569,303,850
Liabilities
Payable for:
Securities purchased	$53,755,395
Fund shares redeemed	757,257
Futures variation margin	12,960
Withholding taxes	111
Collateral for securities loaned	79,507,270
Due to custodian bank	223,113
Accrued expenses:
Management fees	88,283
Distribution & service fees	26,687
Deferred directors’ fees	2,421
Other expenses	137,669

Total Liabilities		134,511,166

Net Assets		$434,792,684

Net assets consists of:
Capital paid in		$673,740,348
Undistributed net investment income		3,597,926
Accumulated net realized losses		(94,529,788)
Unrealized depreciation on investments and futures contracts		(148,015,802)

Net Assets		$434,792,684

Net Assets
Class A		$296,231,451
Class B		112,001,159
Class E		25,457,872
Class G		1,102,202

Capital Shares (Authorized) Outstanding
Class A (65,000,000)		34,572,755
Class B (25,000,000)		13,276,995
Class E (10,000,000)		2,981,372
Class G (10,000,000)		130,900

Net Asset Value and Redemption Price Per Share
Class A		$8.57
Class B		8.44
Class E		8.54
Class G		8.42

(a) Identified cost of investments		$661,713,040
(b) Includes cash collateral for securities loaned of		79,507,270

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$3,635,024	(a)
Interest		721,991	(b)

		4,357,015
Expenses
Management fees	$561,628
Distribution & service fees—Class B	122,227
Distribution & service fees—Class E	17,684
Distribution & service fees—Class G	210
Directors’ fees and expenses	15,769
Custodian	40,529
Audit and tax services	15,751
Legal	8,084
Printing	108,827
Insurance	4,220
Miscellaneous	4,324

Total Expenses	899,253
Management fee waivers	(15,726)	883,527

Net Investment Income		3,473,488

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(42,113,207)
Futures contracts—net	2,003,700
Foreign currency transactions—net	(24)	(40,109,531)

Change in unrealized appreciation (depreciation) on:
Investments—net	44,415,863
Futures contracts—net	(1,771,070)
Foreign currency transactions—net	24	42,644,817

Net gain		2,535,286

Net Increase in Net Assets From Operations		$6,008,774

(a)	Net of foreign taxes of $717.
(b)	Includes income on securities loaned of $716,142.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$3,473,488	$11,080,918
Net realized loss	(40,109,531)	(40,803,527)
Change in unrealized appreciation (depreciation)	42,644,817	(232,561,160)

Increase (decrease) in net assets from operations	6,008,774	(262,283,769)

From Distributions to Shareholders
Net investment income
Class A	(8,407,068)	(6,616,777)
Class B	(1,960,065)	(1,310,921)
Class E	(492,930)	(404,790)

	(10,860,063)	(8,332,488)

Net realized gain
Class A	(11,447,922)	(25,958,126)
Class B	(3,155,828)	(6,741,879)
Class E	(742,295)	(1,862,644)

	(15,346,045)	(34,562,649)

Total distributions	(26,206,108)	(42,895,137)

Increase (decrease) in net assets from capital share transactions	(64,374,196)	5,989,223

Total decrease in net assets	(84,571,530)	(299,189,683)

Net Assets
Beginning of the period	519,364,214	818,553,897

End of the period	$434,792,684	$519,364,214

Undistributed Net Investment Income
End of the period	$3,597,926	$10,984,501

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	3,374,815	$26,724,681	9,179,686	$00,758,210
Reinvestments	2,497,483	19,854,990	2,575,091	32,574,903
Redemptions	(15,148,451)	(123,679,960)	(11,021,554)	(124,539,993)

Net increase (decrease)	(9,276,153)	$(77,100,289)	733,223	$8,793,120

Class B
Sales	1,895,073	$14,644,354	2,405,560	$25,749,629
Reinvestments	653,371	5,115,893	646,811	8,052,800
Redemptions	(1,109,903)	(8,525,392)	(2,757,457)	(32,025,973)

Net increase	1,438,541	$11,234,855	294,914	$1,776,456

Class E
Sales	344,166	$2,738,962	347,015	$3,778,658
Reinvestments	155,963	1,235,225	179,955	2,267,434
Redemptions	(458,259)	(3,583,156)	(911,022)	(10,626,445)

Net increase (decrease)	41,870	$391,031	(384,052)	$(4,580,353)

Class G(a)
Sales	141,514	$1,191,493	0	$0
Redemptions	(10,614)	(91,286)	0	0

Net increase	130,900	$1,100,207	0	$0

Increase (decrease) derived from capital share transactions		$(64,374,196)		$5,989,223

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.89		$14.17	$15.68	$13.92	$14.01	$11.95

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.20 (a)	0.22 (a)	0.18 (a)	0.14	0.12
Net realized and unrealized gain (loss) of investments	0.07		(4.71)	(0.38)	2.30	0.40	2.00

Total from investment operations	0.13		(4.51)	(0.16)	2.48	0.54	2.12

Less Distributions
Distributions from net investment income	(0.19)		(0.16)	(0.15)	(0.13)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.26)		(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.45)		(0.77)	(1.35)	(0.72)	(0.63)	(0.06)

Net Asset Value, End of Period	$8.57		$8.89	$14.17	$15.68	$13.92	$14.01

Total Return (%)	1.78	(b)	(33.45)	(1.51)	17.96	4.50	17.77
Ratio of operating expenses to average net assets (%)	0.33	(c)	0.31	0.31	0.35	0.35	0.37
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.34	(c)	0.32	0.32	0.36	0.36	N/A
Ratio of net investment income to average net assets (%)	1.61	(c)	1.68	1.47	1.21	1.10	0.97
Portfolio turnover rate (%)	40	(c)	33	37	44	39	39
Net assets, end of period (in millions)	$296.23		$389.89	$610.84	$331.57	$266.47	$254.90

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.74		$13.93	$15.44	$13.73	$13.82	$11.80

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.17 (a)	0.18 (a)	0.14 (a)	0.10	0.08
Net realized and unrealized gain (loss) of investments	0.07		(4.63)	(0.38)	2.25	0.41	1.98

Total from investment operations	0.12		(4.46)	(0.20)	2.39	0.51	2.06

Less Distributions
Distributions from net investment income	(0.16)		(0.12)	(0.11)	(0.09)	(0.08)	(0.04)
Distributions from net realized capital gains	(0.26)		(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.42)		(0.73)	(1.31)	(0.68)	(0.60)	(0.04)

Net Asset Value, End of Period	$8.44		$8.74	$13.93	$15.44	$13.73	$13.82

Total Return (%)	1.69	(b)	(33.57)	(1.70)	17.58	4.30	17.40
Ratio of operating expenses to average net assets (%)	0.58	(c)	0.56	0.56	0.60	0.60	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.59	(c)	0.57	0.57	0.61	0.61	N/A
Ratio of net investment income to average net assets (%)	1.35	(c)	1.43	1.17	0.97	0.87	0.77
Portfolio turnover rate (%)	40	(c)	33	37	44	39	39
Net assets, end of period (in millions)	$112.00		$103.47	$160.85	$159.00	$108.69	$76.32

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.85		$14.10	$15.61	$13.87	$13.95	$11.92

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.18 (a)	0.19 (a)	0.16 (a)	0.13	0.09
Net realized and unrealized gain (loss) of investments	0.06		(4.69)	(0.37)	2.28	0.40	1.99

Total from investment operations	0.12		(4.51)	(0.18)	2.44	0.53	2.08

Less Distributions
Distributions from net investment income	(0.17)		(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
Distributions from net realized capital gains	(0.26)		(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.43)		(0.74)	(1.33)	(0.70)	(0.61)	(0.05)

Net Asset Value, End of Period	$8.54		$8.85	$14.10	$15.61	$13.87	$13.95

Total Return (%)	1.69	(b)	(33.52)	(1.66)	17.72	4.42	17.50
Ratio of operating expenses to average net assets (%)	0.48	(c)	0.46	0.46	0.50	0.50	0.52
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.49	(c)	0.47	0.47	0.51	0.51	N/A
Ratio of net investment income to average net assets (%)	1.45	(c)	1.52	1.27	1.05	0.95	0.82
Portfolio turnover rate (%)	40	(c)	33	37	44	39	39
Net assets, end of period (in millions)	$25.46		$26.01	$46.86	$55.21	$49.49	$51.06

	Class G
	Period ended June 30, 2009(e)
Net Asset Value, Beginning of Period	$7.84

Income (Loss) From Investment Operations
Net investment income	0.02	(a)
Net realized and unrealized gain on investments	0.56

Total from investment operations	0.58

Net Asset Value, End of Period	$8.42

Total Return (%)	7.40	(b)
Ratio of operating expenses to average net assets (%)	0.63	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.64	(c)
Ratio of net investment income to average net assets (%)	1.33	(c)
Portfolio turnover rate (%)	40	(c)
Net assets, end of period (in millions)	$1.10

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the period ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the unrealized loss on open equity index futures contracts was $273,440. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $2,003,700 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

(b) Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$14,883,578	$8,404,113	$28,011,559	$39,631,499	$—	$—	$42,895,137	$48,035,612

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$10,988,765	$15,131,895	$(197,248,063)	$—	$(171,127,403)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(47,622,906)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$86,003,595	$0	$165,372,380

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2009 were $561,628.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2009 were $51,670.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-33

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-34

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 15.40%, 15.19%, and 15.32%, respectively, compared to its new benchmark, the Russell 1000 Growth Index1, which returned 11.53%. This index was changed because the portfolio manager feels it better reflects the wide assortment of stocks in which the Portfolio may invest.

MARKET ENVIRONMENT/CONDITIONS

After a steep decline earlier this year, the Standard & Poor’s (S&P) 500 index finished in positive territory for the six months, but most of the component sectors were unable to rebound into positive positions. Information technology far outpaced other sectors, as many companies reported surprising positive earnings. Materials posted strong results as global demand returned, especially from China. Industrials & business services was the worst performer, followed by telecommunication services and financials. Mid-cap stocks outperformed large-caps and small-caps in the period. In the large-cap stock universe, growth outpaced value.

PORTFOLIO REVIEW/CURRENT POSITIONING

Information technology outperformed on stock selection, and significant overweighting also benefited the Portfolio. Computers and peripherals led the way, as top overall Portfolio contributor Apple beat quarterly estimates on strong iPod and iPhone sales in the face of a tough consumer economy. Communications equipment benefited from stock selection. Research In Motion, the maker of BlackBerry smartphones, traded up on a report of increased profits, defying pessimistic predictions of lagging subscriber growth.

Health care contributed to outperformance on stock selection. Biotech firm Genentech merged with Roche Holdings in March, after accepting an increased bid for the minority share that Roche did not already own. The company also received Food and Drug Administration approval for Avastin, a drug used in the treatment of breast cancer. Express Scripts, the pharmacy benefits manager, posted impressive results driven by greater use of generic drugs, which are more profitable for the firm. Investors also liked management’s raised guidance in the face of economic headwinds.

Energy benefited from stock selection, as energy prices rebounded sharply after a dramatic fall in the second half of 2008. Petroleo Brasileiro outperformed as the Brazilian company’s oil reserves climbed in value with the rise in crude prices. Schlumberger, the world’s largest provider of oil services, also gained with higher oil prices, supported by demand from China and anticipated increased energy needs as the global recession ends. With rising energy prices, major oil companies underperformed the overall sector, as they are less leveraged to the price of oil. Exxon Mobil underperformed, but our notable underweight of the stock contributed to relative outperformance.

Stock selection drove outperformance in the consumer discretionary sector. Most of the benefit came from Amazon.com, which reported surprisingly strong holiday shopping sales results in a sluggish economy, and the Internet retailer showed indications of gaining market share from e-commerce rivals.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that generally have higher price-to-book ratios and forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
T. Rowe Price Large Cap Growth Portfolio
Class A	15.40	-26.30	-1.02	-0.15	—
Class B	15.19	-26.45	-1.27	—	3.21
Class E	15.32	-26.39	-1.16	—	-1.11
S&P 500 Index	3.16	-26.21	-2.24	-2.22	—
Russell 1000 Growth Index	11.53	-24.50	-1.83	-4.18	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Apple, Inc.	5.0
Amazon.com, Inc.	4.2
Google, Inc. (Class A)	4.0
Danaher Corp.	3.2
Medco Health Solutions, Inc.	3.1
QUALCOMM, Inc.	2.4
Gilead Sciences, Inc.	2.3
Express Scripts, Inc.	1.9
Schlumberger, Ltd.	1.9
Crown Castle International Corp.	1.8

Top Sectors

% of Total Market Value
Information Technology	29.5
Health Care	15.2
Consumer Discretionary	13.1
Financials	11.0
Consumer Staples	8.2
Energy	7.7
Industrials & Business Services	7.3
Telecommunication Services	4.2
Materials	3.0
Cash & Cash Equivalents	0.8

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
T. Rowe Price Large Cap Growth—Class A(a)	Actual	0.66%	$1,000.00	$1,154.00	$3.52
	Hypothetical	0.66%	$1,000.00	$1,021.48	$3.31

T. Rowe Price Large Cap Growth—Class B(a)	Actual	0.91%	$1,000.00	$1,151.90	$4.86
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

T. Rowe Price Large Cap Growth—Class E(a)	Actual	0.81%	$1,000.00	$1,153.20	$4.32
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
Lockheed Martin Corp.	60,600	$4,887,390

Air Freight & Logistics—1.4%
Expeditors International of Washington, Inc.	138,500	4,617,590
United Parcel Service, Inc. (Class B)	87,306	4,364,427

		8,982,017

Beverages—2.6%
PepsiCo, Inc.	199,500	10,964,520
The Coca-Cola Co.	121,100	5,811,589

		16,776,109

Biotechnology—2.9%
Celgene Corp. (a)	77,100	3,688,464
Gilead Sciences, Inc. (a)	320,600	15,016,904

		18,705,368

Capital Markets—5.2%
BlackRock, Inc.	11,700	2,052,414
Franklin Resources, Inc.	33,700	2,426,737
Morgan Stanley	154,000	4,390,540
Northern Trust Corp.	62,400	3,349,632
State Street Corp.	180,500	8,519,600
The Bank of New York Mellon Corp.	139,100	4,077,021
The Charles Schwab Corp.	162,600	2,852,004
The Goldman Sachs Group, Inc.	41,500	6,118,760

		33,786,708

Chemicals—2.2%
Monsanto Co.	53,400	3,969,756
Potash Corp. of Saskatchewan, Inc.	12,300	1,144,515
Praxair, Inc.	126,200	8,969,034

		14,083,305

Commercial Banks—1.5%
PNC Financial Services Group, Inc.	42,300	1,641,663
U.S. Bancorp	165,800	2,971,136
Wells Fargo & Co.	202,500	4,912,650

		9,525,449

Commercial Services & Supplies—0.6%
Republic Services, Inc.	155,600	3,798,196

Communications Equipment—5.3%
Cisco Systems, Inc. (a)	417,000	7,772,880
Juniper Networks, Inc. (a) (b)	224,100	5,288,760
QUALCOMM, Inc.	342,400	15,476,480
Research In Motion, Ltd. (a)	85,800	6,096,090

		34,634,210

Computers & Peripherals—5.0%
Apple, Inc. (a)	230,300	32,801,629

Security Description	Shares	Value*

Construction & Engineering—0.4%
Quanta Services, Inc. (a) (b)	101,200	$2,340,756

Consumer Finance—0.7%
American Express Co.	200,700	4,664,268

Diversified Consumer Services—0.6%
Apollo Group, Inc. (Class A) (a)	56,100	3,989,832

Diversified Financial Services—3.7%
Bank of America Corp.	630,900	8,327,880
IntercontinentalExchange, Inc. (a)	39,000	4,455,360
JPMorgan Chase & Co.	251,900	8,592,309
Moody’s Corp.	89,100	2,347,785

		23,723,334

Electronic Equipment, Instruments & Components—0.8%
Dolby Laboratories, Inc. (Class A) (a) (b)	132,400	4,935,872

Energy Equipment & Services—3.0%
Cameron International Corp. (a)	133,500	3,778,050
Schlumberger, Ltd.	229,600	12,423,656
Smith International, Inc. (b)	121,600	3,131,200

		19,332,906

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	107,800	4,926,460
CVS Caremark Corp.	194,390	6,195,209
Wal-Mart Stores, Inc.	162,700	7,881,188

		19,002,857

Food Products—1.4%
Groupe Danone (EUR)	86,685	4,284,315
Nestle S.A. (CHF)	129,560	4,888,394

		9,172,709

Health Care Equipment & Supplies—2.7%
Becton, Dickinson & Co.	13,200	941,292
Covidien, Plc.	59,450	2,225,808
Dentsply International, Inc. (b)	50,700	1,547,364
Intuitive Surgical, Inc. (a) (b)	28,030	4,587,390
St. Jude Medical, Inc. (a)	118,700	4,878,570
Stryker Corp.	85,400	3,393,796

		17,574,220

Health Care Providers & Services—6.9%
Express Scripts, Inc. (a)	182,100	12,519,375
McKesson Corp.	126,400	5,561,600
Medco Health Solutions, Inc. (a)	440,700	20,100,327
WellPoint, Inc. (a)	129,500	6,590,255

		44,771,557

Hotels, Restaurants & Leisure—2.1%
Marriott International, Inc. (b)	142,223	3,138,859

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
McDonald’s Corp.	85,800	$4,932,642
MGM Mirage (a) (b)	101,400	647,946
Yum! Brands, Inc.	154,700	5,157,698

		13,877,145

Household Products—1.3%
Procter & Gamble Co.	168,905	8,631,045

Industrial Conglomerates—0.4%
3M Co.	45,200	2,716,520

Internet & Catalog Retail—5.1%
Amazon.com, Inc. (a)	328,900	27,515,774
Expedia, Inc. (a) (b)	212,745	3,214,577
priceline.com, Inc. (a) (b)	23,500	2,621,425

		33,351,776

Internet Software & Services—5.6%
Google, Inc. (Class A) (a)	62,000	26,138,580
Tencent Holdings, Ltd. (HKD)	482,800	5,599,595
VeriSign, Inc. (a) (b)	263,900	4,876,872

		36,615,047

IT Services—7.0%
Accenture, Ltd. (Class A)	185,200	6,196,792
Automatic Data Processing, Inc.	141,800	5,025,392
Cia Brasileira de Meios de Pagamento S.A. (BRL) (a)	310,400	2,661,023
Fiserv, Inc. (a)	97,900	4,474,030
MasterCard, Inc. (b)	39,700	6,642,207
Redecard S.A. (BRL)	62,500	958,725
The Western Union Co.	517,300	8,483,720
Visa, Inc.	175,400	10,920,404

		45,362,293

Life Sciences Tools & Services—0.2%
Illumina, Inc. (a) (b)	34,800	1,355,112

Machinery—3.6%
Danaher Corp.	333,400	20,584,116
Deere & Co.	65,000	2,596,750

		23,180,866

Media—1.5%
The McGraw-Hill Cos., Inc.	333,100	10,029,641

Metals & Mining—0.8%
Agnico-Eagle Mines, Ltd.	9,500	498,560
BHP Billiton, Ltd. (AUD)	166,700	4,566,549

		5,065,109

Multiline Retail—0.5%
Dollar Tree, Inc. (a)	83,300	3,506,930

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—4.7%
Chevron Corp.	41,700	$2,762,625
EOG Resources, Inc.	61,600	4,183,872
Exxon Mobil Corp.	105,316	7,362,642
Murphy Oil Corp.	55,300	3,003,896
Occidental Petroleum Corp.	43,000	2,829,830
Petroleo Brasileiro S.A. (ADR)	258,800	8,633,568
Suncor Energy, Inc. (b)	60,300	1,829,502

		30,605,935

Pharmaceuticals—2.5%
Allergan, Inc.	162,200	7,717,476
Elan Corp., Plc. (ADR) (a)	280,700	1,788,059
Novo Nordisk A/S (DKK)	59,800	3,248,325
Teva Pharmaceutical Industries, Ltd. (ADR)	77,200	3,809,048

		16,562,908

Road & Rail—0.2%
Union Pacific Corp.	25,700	1,337,942

Semiconductors & Semiconductor Equipment—2.0%
Broadcom Corp. (a)	160,200	3,971,358
Intel Corp.	232,100	3,841,255
Marvell Technology Group, Ltd. (a)	443,700	5,164,668

		12,977,281

Software—3.8%
Autodesk, Inc. (a)	212,800	4,038,944
McAfee, Inc. (a) (b)	174,100	7,345,279
Microsoft Corp.	450,600	10,710,762
Salesforce.com, Inc. (a) (b)	66,200	2,526,854

		24,621,839

Specialty Retail—2.3%
AutoZone, Inc. (a) (b)	56,600	8,552,826
Lowe’s Cos., Inc.	181,500	3,522,915
O’Reilly Automotive, Inc. (a) (b)	72,400	2,756,992

		14,832,733

Textiles, Apparel & Luxury Goods—0.8%
Nike, Inc.	105,900	5,483,502

Wireless Telecommunication Services—4.2%
American Tower Corp. (Class A) (a)	326,900	10,307,157
Crown Castle International Corp. (a)	494,100	11,868,282
Leap Wireless International, Inc. (a) (b)	75,700	2,492,801
MetroPCS Communications, Inc. (a)	175,300	2,333,243

		27,001,483

Total Common Stock (Identified Cost $679,751,907)		644,603,799

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Short Term Investments—6.4%

Security Description	Shares	Value*

Mutual Funds—6.4%
State Street Navigator Securities Lending Prime Portfolio (c)	37,622,216	$37,622,216
T. Rowe Price Reserve Investment Fund (d)	3,957,444	3,957,444

Total Short Term Investments (Identified Cost $41,579,660)		41,579,660

Total Investments—105.6% (Identified Cost $721,331,567) (e)		686,183,459
Liabilities in excess of other assets		(36,553,406)

Net Assets—100%		$649,630,053

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $36,388,185 and the collateral received consisted of cash in the amount of $37,622,216 and non-cash collateral with a value of $14,859. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $721,331,567 and the composition of unrealized appreciation and depreciation of investment securities was $37,139,093 and $(72,287,201), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2008	Shares Purchased Since 12/31/2008	Shares Sold Since 12/31/2008	Number of Shares Held at 06/30/2009	Realized Gain/Loss on Shares Sold	Income for Period Ended 06/30/2009
T. Rowe Price Reserve Investment Fund	15,889,577	63,400,556	75,332,689	3,957,444	$0	$22,485

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$4,887,390	$—	$—	$4,887,390
Air Freight & Logistics	8,982,017	—	—	8,982,017
Beverages	16,776,109	—	—	16,776,109
Biotechnology	18,705,368	—	—	18,705,368
Capital Markets	33,786,708	—	—	33,786,708
Chemicals	14,083,305	—	—	14,083,305
Commercial Banks	9,525,449	—	—	9,525,449
Commercial Services & Supplies	3,798,196	—	—	3,798,196
Communications Equipment	34,634,210	—	—	34,634,210
Computers & Peripherals	32,801,629	—	—	32,801,629
Construction & Engineering	2,340,756	—	—	2,340,756
Consumer Finance	4,664,268	—	—	4,664,268
Diversified Consumer Services	3,989,832	—	—	3,989,832
Diversified Financial Services	23,723,334	—	—	23,723,334
Electronic Equipment, Instruments & Components	4,935,872	—	—	4,935,872
Energy Equipment & Services	19,332,906	—	—	19,332,906
Food & Staples Retailing	19,002,857	—	—	19,002,857
Food Products	—	9,172,709	—	9,172,709
Health Care Equipment & Supplies	17,574,220	—	—	17,574,220
Health Care Providers & Services	44,771,557	—	—	44,771,557
Hotels, Restaurants & Leisure	13,877,145	—	—	13,877,145
Household Products	8,631,045	—	—	8,631,045
Industrial Conglomerates	2,716,520	—	—	2,716,520
Internet & Catalog Retail	33,351,776	—	—	33,351,776
Internet Software & Services	31,015,452	5,599,595	—	36,615,047
IT Services	41,742,545	3,619,748	—	45,362,293
Life Sciences Tools & Services	1,355,112	—	—	1,355,112
Machinery	23,180,866	—	—	23,180,866
Media	10,029,641	—	—	10,029,641
Metals & Mining	498,560	4,566,549	—	5,065,109
Multiline Retail	3,506,930	—	—	3,506,930
Oil, Gas & Consumable Fuels	30,605,935	—	—	30,605,935
Pharmaceuticals	13,314,583	3,248,325	—	16,562,908
Road & Rail	1,337,942	—	—	1,337,942
Semiconductors & Semiconductor Equipment	12,977,281	—	—	12,977,281
Software	24,621,839	—	—	24,621,839
Specialty Retail	14,832,733	—	—	14,832,733
Textiles, Apparel & Luxury Goods	5,483,502	—	—	5,483,502
Wireless Telecommunication Services	27,001,483	—	—	27,001,483
Total Common Stock	618,396,873	26,206,926	—	644,603,799

Short Term Investments
Mutual Funds	41,579,660	—	—	41,579,660
Total Investments	$659,976,533	$26,206,926	$—	$686,183,459

The accompanying notes are an integral part of the financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$686,183,459
Cash		2,432
Receivable for:
Securities sold		3,610,144
Fund shares sold		264,321
Accrued interest and dividends		523,237
Foreign taxes		101,686

Total Assets		690,685,279
Liabilities
Payable for:
Securities purchased	$2,829,200
Fund shares redeemed	134,552
Withholding taxes	945
Collateral for securities loaned	37,622,216
Accrued expenses:
Management fees	314,320
Distribution & service fees	40,370
Deferred directors’ fees	2,421
Other expenses	111,202

Total Liabilities		41,055,226

Net Assets		$649,630,053

Net assets consists of:
Capital paid in		$832,323,252
Undistributed net investment income		1,131,439
Accumulated net realized losses		(148,674,461)
Unrealized depreciation on investments and foreign currency		(35,150,177)

Net Assets		$649,630,053

Net Assets
Class A		$447,182,158
Class B		185,507,904
Class E		16,939,991

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		43,114,758
Class B (40,000,000)		17,933,770
Class E (5,000,000)		1,636,793

Net Asset Value and Redemption Price Per Share
Class A		$10.37
Class B		10.34
Class E		10.35

(a) Identified cost of investments		$721,331,567
(b) Includes cash collateral for securities loaned of		37,622,216

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$3,129,639	(a)
Interest		154,567	(b)
Interest from affiliated issuers		22,485

		3,306,691
Expenses
Management fees	$1,686,995
Distribution & service fees—Class B	207,328
Distribution & service fees—Class E	11,614
Directors’ fees and expenses	15,769
Custodian	55,004
Audit and tax services	15,751
Legal	9,526
Printing	78,068
Insurance	4,644
Miscellaneous	4,286

Total expenses	2,088,985
Less broker commission recapture	(4,463)
Management fee waivers	(37,476)	2,047,046

Net Investment Income		1,259,645

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(57,210,221)
Foreign currency transactions—net	7,928	(57,202,293)

Change in unrealized appreciation (depreciation) on:
Investments—net	138,347,877
Foreign currency transactions—net	(15,484)	138,332,393

Net gain		81,130,100

Net Increase in Net Assets From Operations		$82,389,745

(a)	Net of foreign taxes of $73,095.
(b)	Includes income on securities loaned of $154,567.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$1,259,645	$3,751,264
Net realized loss	(57,202,293)	(86,938,721)
Change in unrealized appreciation (depreciation)	138,332,393	(277,652,375)

Increase (decrease) in net assets from operations	82,389,745	(360,839,832)

From Distributions to Shareholders
Net investment income
Class A	(2,642,326)	(2,889,397)
Class B	(618,260)	(698,154)
Class E	(76,727)	(102,304)

	(3,337,313)	(3,689,855)

Net realized gain
Class A	0	(27,629,858)
Class B	0	(13,352,198)
Class E	0	(1,397,544)

	0	(42,379,600)

Total distributions	(3,337,313)	(46,069,455)

Increase in net assets from capital share transactions	43,644,036	57,214,320

Total increase (decrease) in net assets	122,696,468	(349,694,967)

Net Assets
Beginning of the period	526,933,585	876,628,552

End of the period	$649,630,053	$526,933,585

Undistributed Net Investment Income
End of the period	$1,131,439	$3,209,107

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	6,749,680	$65,368,877	10,609,211	$132,411,115
Reinvestments	278,726	2,642,326	2,104,776	30,519,255
Redemptions	(2,506,947)	(23,741,089)	(7,651,482)	(106,168,770)

Net increase	4,521,459	$44,270,114	5,062,505	$56,761,600

Class B
Sales	1,476,915	$13,981,974	3,550,685	$45,815,236
Reinvestments	65,355	618,260	972,343	14,050,352
Redemptions	(1,581,828)	(14,431,298)	(4,357,772)	(56,349,953)

Net increase (decrease)	(39,558)	$168,936	165,256	$3,515,635

Class E
Sales	104,067	$1,013,855	457,373	$5,923,875
Reinvestments	8,111	76,727	103,724	1,499,848
Redemptions	(206,181)	(1,885,596)	(788,254)	(10,486,638)

Net decrease	(94,003)	$(795,014)	(227,157)	$(3,062,915)

Increase derived from capital share transactions		$43,644,036		$57,214,320

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.05		$16.48	$15.27	$13.53	$12.77	$11.64

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.08 (a)	0.10 (a)	0.09 (a)	0.05	0.08
Net realized and unrealized gain (loss) of investments	1.37		(6.66)	1.32	1.70	0.78	1.07

Total from investment operations	1.39		(6.58)	1.42	1.79	0.83	1.15

Less Distributions
Distributions from net investment income	(0.07)		(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Distributions from net realized capital gains	0.00		(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.07)		(0.85)	(0.21)	(0.05)	(0.07)	(0.02)

Net Asset Value, End of Period	$10.37		$9.05	$16.48	$15.27	$13.53	$12.77

Total Return (%)	15.40	(b)	(41.88)	9.39	13.24	6.59	9.93
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	(c)	0.65	0.66	0.68	0.71	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.66	(c)	0.64	0.65	0.68	0.70	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.67	(c)	0.67	0.67	0.70	N/A	N/A
Ratio of net investment income to average net assets (%)	0.53	(c)	0.61	0.64	0.65	0.44	0.68
Portfolio turnover rate (%)	23	(c)	59	61	55	35	37
Net assets, end of period (in millions)	$447.18		$349.39	$552.46	$354.80	$235.51	$198.91

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.01		$16.40	$15.19	$13.47	$12.72	$11.60

Income (Loss) From Investment Operations
Net investment income	0.01	(a)	0.05 (a)	0.06 (a)	0.05 (a)	0.01	0.05
Net realized and unrealized gain (loss) of investments	1.36		(6.63)	1.32	1.68	0.79	1.08

Total from investment operations	1.37		(6.58)	1.38	1.73	0.80	1.13

Less Distributions
Distributions from net investment income	(0.04)		(0.04)	(0.03)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	0.00		(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.04)		(0.81)	(0.17)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$10.34		$9.01	$16.40	$15.19	$13.47	$12.72

Total Return (%)	15.19	(b)	(42.00)	9.15	12.88	6.33	9.71
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.90	0.91	0.93	0.96	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.89	0.90	0.93	0.95	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.92	(c)	0.92	0.92	0.95	N/A	N/A
Ratio of net investment income to average net assets (%)	0.28	(c)	0.35	0.39	0.34	0.20	0.93
Portfolio turnover rate (%)	23	(c)	59	61	55	35	37
Net assets, end of period (in millions)	$185.51		$161.93	$292.02	$298.58	$106.18	$48.96

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.02		$16.42	$15.21	$13.49	$12.73	$11.61

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.06 (a)	0.08 (a)	0.07 (a)	0.04	0.06
Net realized and unrealized gain (loss) of investments	1.36		(6.63)	1.32	1.68	0.77	1.08

Total from investment operations	1.38		(6.57)	1.40	1.75	0.81	1.14

Less Distributions
Distributions from net investment income	(0.05)		(0.06)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gains	0.00		(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.05)		(0.83)	(0.19)	(0.03)	(0.05)	(0.02)

Net Asset Value, End of Period	$10.35		$9.02	$16.42	$15.21	$13.49	$12.73

Total Return (%)	15.32	(b)	(41.95)	9.26	12.98	6.44	9.80
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.80	0.81	0.83	0.86	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)	0.79	0.80	0.83	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.82	(c)	0.82	0.82	0.85	N/A	N/A
Ratio of net investment income to average net assets (%)	0.37	(c)	0.45	0.50	0.51	0.29	0.56
Portfolio turnover rate (%)	23	(c)	59	61	55	35	37
Net assets, end of period (in millions)	$16.94		$15.61	$32.15	$30.33	$28.97	$27.34

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially limited.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $40,338,334 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$12,048,296	$2,657,312	$34,021,159	$6,776,355	$—	$—	$46,069,455	$9,433,667

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,209,108	$—	$(178,801,525)	$(40,338,334)	$(215,930,751)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(45,814,880)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$217,190,554	$0	$162,448,002

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,686,995	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. A similar agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 10.49%, 10.44%, and 10.47%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned 13.27%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equities generally managed positive returns in the six months ended in June, rebounding from a very difficult 2008 and early 2009. In terms of returns by style, growth-oriented shares outperformed value by a wide margin across all capitalization ranges. Looking at returns by size, mid-cap stocks outperformed large- and small-caps, as measured by the Russell indices. Within the MSCI U.S. Small Cap Growth Index, information technology shares did best. Industrials and financials were the only segments to have negative results for the six months.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock choices in the information technology sector detracted most from performance compared with the benchmark. Poor performance from the Portfolio’s IT services stocks hurt, led by NCI and Heartland Payments. FLIR Systems, which makes thermal-imaging and other optical products for military applications, among others, gave poor earnings guidance going forward. In addition, it hurt to be underrepresented in computer networking firm Brocade Communication Systems, which reported better-than-expected results.

Positioning in the consumer discretionary sector also hurt relative results, led by stock picks in the broad, diversified consumer services industry segment. Here, for-profit education firm DeVry lagged during the sharp rebound in the second quarter. Fast food giant Burger King Holdings continued to struggle with the challenging economic environment and also managed down expectations going forward.

Elsewhere, stock selection in the consumer staples sector further hurt relative returns. The Portfolio had no exposure to specialty coffee firm Green Mountain Coffee, which concluded a deal with Wal-Mart to distribute its products and announced a doubling of net income.

At the other end of the spectrum, stock picks in the industrial sector made a key contribution to relative performance. It was particularly beneficial to avoid the troubled airline industry, which saw demand tumble because of the poor economy even as input costs rose along with energy prices.

Another source of strength was stock selection in the telecommunication sector. The key contribution came from wireless telecommunication services companies, such as cellular tower operators and other service providers for wireless companies. A good example is wireless tower company SBA Communications, which benefited from ongoing capital expenditures by companies seeking to build out their wireless data networks.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
T. Rowe Price Small Cap Growth Portfolio
Class A	10.49	-26.53	-1.36	0.51	—
Class B	10.44	-26.68	-1.57	—	4.66
Class E	10.47	-26.55	-1.48	—	-0.25
MSCI U.S. Small Cap Growth Index	13.27	-27.62	-0.65	1.95	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
NCI, Inc.	0.9
F5 Networks, Inc.	0.9
Informatica Corp.	0.9
SBA Communications Corp.	0.8
Mettler Toledo International, Inc.	0.8
WMS Industries, Inc.	0.8
Illumina, Inc.	0.8
Alexion Pharmaceuticals, Inc.	0.7
FactSet Research Systems, Inc.	0.7
Gymboree Corp.	0.7

Top Sectors

% of Total Market Value
Information Technology	27.8
Health Care	19.3
Industrials & Business Services	15.9
Consumer Discretionary	15.7
Financials	7.5
Energy	5.9
Consumer Staples	3.0
Materials	2.9
Telecommunication Services	1.6
Cash & Cash Equivalents	0.4

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
T. Rowe Price Small Cap Growth—Class A(a)	Actual	0.60%	$1,000.00	$1,104.90	$3.13
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

T. Rowe Price Small Cap Growth—Class B(a)	Actual	0.85%	$1,000.00	$1,104.40	$4.44
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

T. Rowe Price Small Cap Growth—Class E(a)	Actual	0.75%	$1,000.00	$1,104.70	$3.91
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
Alliant Techsystems, Inc. (a) (b)	9,700	$798,892
Esterline Technologies Corp. (b)	31,200	844,584
Heico Corp. (Class A)	16,200	474,012
Teledyne Technologies, Inc. (b)	41,700	1,365,675
TransDigm Group, Inc. (b)	42,100	1,524,020

		5,007,183

Air Freight & Logistics—0.9%
HUB Group, Inc. (Class A) (b)	71,500	1,475,760
UTi Worldwide, Inc.	139,900	1,594,860

		3,070,620

Airlines—0.4%
Allegiant Travel Co. (a) (b)	29,800	1,181,272
Skywest, Inc.	28,500	290,700

		1,471,972

Auto Components—0.2%
Gentex Corp.	47,200	547,520

Beverages—0.3%
The Boston Beer Co., Inc. (a) (b)	33,187	982,003

Biotechnology—5.2%
Acorda Therapeutics, Inc. (a) (b)	22,400	631,456
Alexion Pharmaceuticals, Inc. (a) (b)	59,700	2,454,864
Alkermes, Inc. (b)	67,800	733,596
Allos Therapeutics, Inc. (a) (b)	26,800	222,172
Alnylam Pharmaceuticals, Inc. (a) (b)	15,900	354,093
Amicus Therapeutics, Inc. (a) (b)	6,500	74,425
Array Biopharma, Inc. (a) (b)	33,400	104,876
BioMarin Pharmaceutical, Inc. (a) (b)	83,200	1,298,752
Cepheid (a) (b)	35,500	334,410
Cubist Pharmaceuticals, Inc. (b)	42,200	773,526
Human Genome Sciences, Inc. (a) (b)	81,600	233,376
Idenix Pharmaceuticals, Inc. (a) (b)	15,800	58,144
Incyte Corp., Ltd. (a) (b)	225,000	740,250
InterMune, Inc. (b)	26,300	399,760
Isis Pharmaceuticals, Inc. (a) (b)	14,300	235,950
Lexicon Pharmaceuticals, Inc. (a) (b)	75,400	93,496
Martek Biosciences Corp. (b)	21,200	448,380
Medarex, Inc. (b)	65,600	547,760
Momenta Pharmaceuticals, Inc. (a) (b)	18,800	226,164
Myriad Genetics, Inc. (b)	45,500	1,622,075
Myriad Pharmaceuticals, Inc. (b)	11,625	54,056
Onyx Pharmaceuticals, Inc. (a) (b)	42,100	1,189,746
OSI Pharmaceuticals, Inc.(a) (b)	42,100	1,188,483
PDL BioPharma, Inc. (b)	70,200	554,580
Pharmasset, Inc. (a) (b)	15,100	169,875
Regeneron Pharmaceuticals, Inc. (b)	54,400	974,848
Rigel Pharmaceuticals, Inc. (b)	8,700	105,444
Seattle Genetics, Inc. (a) (b)	37,800	367,416
Senomyx, Inc. (a) (b)	67,900	143,269
Theravance, Inc. (a) (b)	29,200	427,488
United Therapeutics Corp. (a) (b)	15,100	1,258,283

		18,021,013

Security Description	Shares	Value*

Capital Markets—2.4%
Affiliated Managers Group, Inc. (b)	40,549	$2,359,546
Cohen & Steers, Inc. (a)	12,500	186,875
E*Trade Financial Corp. (b)	281,100	359,808
Greenhill & Co., Inc.	29,200	2,108,532
Knight Capital Group, Inc. (b)	23,200	395,560
optionsXpress Holdings, Inc.	36,800	571,504
Penson Worldwide, Inc. (b)	21,700	194,215
RiskMetrics Group, Inc. (a) (b)	61,300	1,082,558
Stifel Financial Corp. (b)	21,300	1,024,317

		8,282,915

Chemicals—1.8%
Airgas, Inc.	37,900	1,536,087
Intrepid Potash, Inc. (a) (b)	40,500	1,137,240
Koppers Holdings, Inc.	41,200	1,086,444
Nalco Holding Co.	81,400	1,370,776
The Scotts Miracle-Gro Co. (a)	26,300	921,815

		6,052,362

Commercial Banks—1.5%
Glacier Bancorp, Inc.	62,400	921,648
Home Bancshares, Inc.	14,800	281,792
Pinnacle Financial Partners, Inc. (b)	39,800	530,136
Signature Bank (b)	64,000	1,735,680
SVB Financial Group (b)	30,000	816,600
Texas Capital Bancshares, Inc. (b)	67,300	1,041,131

		5,326,987

Commercial Services & Supplies—2.0%
American Ecology Corp.	25,900	464,128
Cenveo, Inc. (a) (b)	87,400	369,702
Clean Harbors, Inc. (b)	20,600	1,112,194
Copart, Inc. (b)	24,400	845,948
Rollins, Inc.	41,900	725,289
The Brink’s Co.	32,200	934,766
Waste Connections, Inc. (b)	88,400	2,290,444

		6,742,471

Communications Equipment—4.1%
Adtran, Inc.	60,900	1,307,523
Arris Group, Inc. (b)	89,200	1,084,672
Avocent Corp. (b)	30,025	419,149
Blue Coat Systems, Inc. (b)	78,100	1,291,774
Brocade Communications Systems, Inc. (b)	90,800	710,056
Cogo Group, Inc. (b)	45,700	272,829
CommScope, Inc. (a) (b)	74,000	1,943,240
Comtech Telecommunications Corp. (a) (b)	50,500	1,609,940
Emulex Corp. (b)	30,000	293,400
F5 Networks, Inc. (a) (b)	90,100	3,116,559
Harmonic, Inc. (b)	92,500	544,825
Plantronics, Inc.	31,100	588,101
Polycom, Inc. (a) (b)	54,893	1,112,681

		14,294,749

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—0.8%
Palm, Inc. (a) (b)	111,900	$1,854,183
Synaptics, Inc. (a) (b)	19,000	734,350

		2,588,533

Construction & Engineering—0.6%
Dycom Industries, Inc. (b)	38,900	430,623
Quanta Services, Inc. (b)	65,124	1,506,318
Tutor Perini Corp. (a) (b)	15,900	276,024

		2,212,965

Consumer Finance—0.1%
World Acceptance Corp. (a) (b)	16,300	324,533

Containers & Packaging—0.6%
Crown Holdings, Inc. (b)	48,300	1,165,962
Greif, Inc.	17,000	751,740

		1,917,702

Distributors—0.3%
LKQ Corp. (b)	65,700	1,080,765

Diversified Consumer Services—2.2%
American Public Education, Inc. (b)	21,900	867,459
Brink’s Home Security Holdings, Inc. (b)	35,900	1,016,329
Capella Education Co. (a) (b)	21,900	1,312,905
DeVry, Inc.	11,400	570,456
ITT Educational Services, Inc. (a) (b)	15,900	1,600,494
Matthews International Corp.	36,700	1,142,104
Steiner Leisure, Ltd. (b)	34,500	1,053,285

		7,563,032

Diversified Financial Services—0.9%
Interactive Brokers Group, Inc. (b)	55,500	861,915
MSCI, Inc. (b)	88,100	2,153,164

		3,015,079

Diversified Telecommunication Services—0.3%
Cbeyond, Inc. (a) (b)	25,600	367,360
tw telecom, Inc. (b)	74,000	759,980

		1,127,340

Electrical Equipment —2.0%
Acuity Brands, Inc. (a)	60,700	1,702,635
Ametek, Inc.	28,800	995,904
II-VI, Inc. (b)	61,900	1,372,323
Thomas & Betts Corp. (b)	40,900	1,180,374
Woodward Governor Co.	82,700	1,637,460

		6,888,696

Electronic Equipment, Instruments & Components—3.0%
Anixter International, Inc. (a) (b)	26,900	1,011,171
CyberOptics Corp. (a) (b)	103,937	592,441
Dolby Laboratories, Inc. (Class A) (a) (b)	56,000	2,087,680
FLIR Systems, Inc. (b)	33,700	760,272

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a) (b)	24,400	$1,343,708
Mettler Toledo International, Inc. (b)	36,800	2,839,120
Rofin-Sinar Technologies, Inc. (b)	34,400	688,344
Trimble Navigation, Ltd. (b)	30,000	588,900
TTM Technologies, Inc. (a) (b)	73,800	587,448

		10,499,084

Energy Equipment & Services—3.2%
Atwood Oceanics, Inc. (a) (b)	42,700	1,063,657
Complete Production Services, Inc. (b)	98,600	627,096
Core Laboratories NV (a)	27,000	2,353,050
Dawson Geophysical Co. (b)	14,800	441,780
Dresser-Rand Group, Inc. (b)	18,600	485,460
Gulf Island Fabrication, Inc.	33,500	530,305
Helmerich & Payne, Inc. (a)	13,100	404,397
ION Geophysical Corp. (a) (b)	99,800	256,486
Oceaneering International, Inc. (b)	25,100	1,134,520
Oil States International, Inc. (b)	67,400	1,631,754
Superior Energy Services, Inc. (b)	75,000	1,295,250
Tetra Technologies, Inc. (b)	77,700	618,492
Unit Corp. (b)	10,900	300,513

		11,142,760

Food Products—0.5%
American Italian Pasta Co. (Class A) (b)	30,500	888,770
Flowers Foods, Inc. (a)	37,200	812,448

		1,701,218

Health Care Equipment & Supplies—3.9%
American Medical Systems Holdings, Inc. (a) (b)	70,700	1,117,060
ArthroCare Corp. (a) (b)	32,300	348,840
Edwards Lifesciences Corp. (a) (b)	22,800	1,551,084
Gen-Probe, Inc. (a) (b)	40,800	1,753,584
IDEXX Laboratories, Inc. (a) (b)	45,700	2,111,340
Immucor, Inc. (b)	69,250	952,880
Integra LifeSciences Holdings Corp. (b)	12,400	328,724
Masimo Corp. (b)	21,700	523,187
Meridian Bioscience, Inc. (a)	92,200	2,081,876
ResMed, Inc. (b)	6,400	260,672
Stereotaxis, Inc. (a) (b)	32,000	124,160
STERIS Corp.	43,900	1,144,912
Thoratec Corp. (b)	43,500	1,164,930

		13,463,249

Health Care Providers & Services—4.7%
Alliance Imaging, Inc. (b)	77,200	565,876
Amedisys, Inc. (a) (b)	33,733	1,113,864
Catalyst Health Solutions, Inc. (b)	60,600	1,511,364
Centene Corp. (b)	53,100	1,060,938
Chemed Corp.	17,500	690,900
Chindex International, Inc. (b)	25,400	314,198
Corvel Corp. (b)	19,300	439,461
Gentiva Health Services, Inc. (b)	60,300	992,538
Healthsouth Corp. (a) (b)	86,400	1,247,616
Healthspring, Inc. (b)	40,000	434,400

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Healthways, Inc. (b)	31,200	$419,640
inVentiv Health, Inc. (b)	31,700	428,901
LifePoint Hospitals, Inc. (a) (b)	25,800	677,250
Mednax, Inc. (b)	24,700	1,040,611
PharMerica Corp. (a) (b)	85,700	1,682,291
PSS World Medical, Inc. (a) (b)	51,000	944,010
Psychiatric Solutions, Inc. (a) (b)	32,100	729,954
Sun Healthcare Group, Inc. (b)	76,800	648,192
VCA Antech, Inc. (a) (b)	52,100	1,391,070

		16,333,074

Health Care Technology—0.8%
Cerner Corp. (a) (b)	23,200	1,445,128
MedAssets, Inc. (b)	40,000	778,000
Phase Forward, Inc. (b)	29,000	438,190
Vital Images, Inc. (b)	23,200	263,320

		2,924,638

Hotels, Restaurants & Leisure—3.3%
Burger King Holdings, Inc.	57,600	994,752
CEC Entertainment, Inc. (b)	26,500	781,220
Chipotle Mexican Grill, Inc. (b)	20,500	1,430,695
Choice Hotels International, Inc. (a)	28,700	763,707
P.F. Chang’s China Bistro, Inc. (a) (b)	34,300	1,099,658
Panera Bread Co. (a) (b)	24,600	1,226,556
Red Robin Gourmet Burgers, Inc. (a) (b)	47,200	885,000
The Cheesecake Factory (a) (b)	87,600	1,515,480
WMS Industries, Inc.	84,550	2,664,170

		11,361,238

Household Durables—0.4%
Jarden Corp. (a) (b)	41,800	783,750
Tempur-Pedic International, Inc. (a) (b)	56,400	737,148

		1,520,898

Household Products—0.5%
Church & Dwight Co., Inc.	28,800	1,564,128

Insurance—1.7%
Amtrust Financial Services, Inc.	56,300	641,820
HCC Insurance Holdings, Inc.	74,300	1,783,943
Max Capital Group, Ltd.	39,000	719,940
Navigators Group, Inc. (b)	18,300	813,069
RLI Corp.	22,100	990,080
StanCorp Financial Group, Inc.	32,300	926,364

		5,875,216

Internet & Catalog Retail—0.9%
Blue Nile, Inc. (a) (b)	5,325	228,922
PetMed Express, Inc. (a) (b)	40,900	614,727
priceline.com, Inc. (a) (b)	20,600	2,297,930

		3,141,579

Security Description	Shares	Value*

Internet Software & Services—2.8%
Art Technology Group, Inc. (b)	116,700	$443,460
AsiaInfo Holdings, Inc. (a) (b)	48,600	836,406
Digital River, Inc. (b)	54,800	1,990,336
j2 Global Communications, Inc. (b)	63,500	1,432,560
MercadoLibre, Inc. (a) (b)	21,300	572,544
Omniture, Inc. (a) (b)	47,949	602,239
Perficient, Inc. (b)	86,500	604,635
S1 Corp. (b)	75,500	520,950
SINA Corp. (b)	40,000	1,179,200
ValueClick, Inc. (b)	77,500	815,300
Websense, Inc. (b)	44,900	801,016

		9,798,646

IT Services—4.6%
CACI International, Inc. (Class A) (a) (b)	26,100	1,114,731
Cybersource Corp. (a) (b)	112,200	1,716,660
Genpact, Ltd. (b)	55,500	652,125
Global Payments, Inc.	60,220	2,255,841
Heartland Payment Systems, Inc.	27,860	266,620
Mantech International Corp. (b)	16,100	692,944
NCI, Inc. (a) (b)	102,969	3,132,317
NeuStar, Inc. (a) (b)	37,500	831,000
Perot Systems Corp. (b)	111,000	1,590,630
SRA International, Inc. (b)	39,700	697,132
TeleTech Holdings, Inc. (b)	64,700	980,205
TNS, Inc. (b)	59,718	1,119,713
Wright Express Corp. (b)	29,500	751,365

		15,801,283

Leisure Equipment & Products—0.6%
Polaris Industries, Inc.	38,700	1,243,044
Pool Corp. (a)	45,300	750,168

		1,993,212

Life Sciences Tools & Services—2.8%
Bio-Rad Laboratories, Inc. (b)	13,000	981,240
Dionex Corp. (b)	10,900	665,227
eResearch Technology, Inc. (b)	62,200	386,262
Exelixis, Inc. (a) (b)	87,600	426,612
Illumina, Inc.(a) (b)	67,800	2,640,132
Life Technologies Corp. (b)	38,500	1,606,220
Parexel International Corp. (b)	53,000	762,140
Techne Corp. (b)	21,700	1,384,677
Varian, Inc. (b)	19,500	768,885

		9,621,395

Machinery—4.3%
Actuant Corp.	152,100	1,855,620
Bucyrus International, Inc.	15,800	451,248
Chart Industries, Inc. (b)	58,200	1,058,076
Gardner Denver, Inc. (b)	65,300	1,643,601
Graco, Inc. (a)	49,800	1,096,596
IDEX Corp.	58,000	1,425,060
Kennametal, Inc.	26,000	498,680
Nordson Corp. (a)	29,200	1,128,872

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Robbins & Myers, Inc.	30,100	$579,425
The Middleby Corp. (a) (b)	30,500	1,339,560
Toro Co. (a)	52,800	1,578,720
Valmont Industries, Inc. (a)	8,200	591,056
Wabtec Corp. (a)	47,300	1,521,641

		14,768,155

Marine—0.5%
Horizon Lines, Inc. (a)	51,500	198,790
Kirby Corp. (b)	42,700	1,357,433

		1,556,223

Media—1.8%
CTC Media, Inc. (b)	57,900	684,378
Interactive Data Corp.	33,700	779,818
John Wiley & Sons, Inc.	44,300	1,472,975
Knology, Inc. (b)	60,700	523,841
Liberty Media Capital Corp. (Series A) (b)	60,900	825,804
Marvel Entertainment, Inc. (a) (b)	35,200	1,252,768
National CineMedia, Inc.	50,800	699,008

		6,238,592

Metals & Mining—0.6%
Carpenter Technology Corp.	37,400	778,294
Compass Minerals International, Inc.	25,100	1,378,241

		2,156,535

Multiline Retail—0.5%
Big Lots, Inc. (a) (b)	75,000	1,577,250

Oil, Gas & Consumable Fuels—2.7%
Arena Resources, Inc. (a) (b)	27,900	888,615
Bill Barrett Corp. (a) (b)	34,000	933,640
Cabot Oil & Gas Corp.	11,300	346,232
Comstock Resources, Inc. (a) (b)	55,800	1,844,190
Concho Resources, Inc. (b)	61,800	1,773,042
Foundation Coal Holdings, Inc.	30,600	860,166
Frontier Oil Corp.	19,000	249,090
Mariner Energy, Inc. (a) (b)	38,036	446,923
Penn Virginia Corp.	46,500	761,205
PetroQuest Energy, Inc. (a) (b)	30,150	111,254
St. Mary Land & Exploration Co. (a)	53,600	1,118,632

		9,332,989

Personal Products—1.8%
Alberto-Culver Co.	68,400	1,739,412
Chattem, Inc. (b)	30,800	2,097,480
Herbalife, Ltd.	42,800	1,349,912
NBTY, Inc. (b)	37,500	1,054,500

		6,241,304

Pharmaceuticals—1.0%
Cadence Pharmaceuticals, Inc. (a) (b)	36,800	367,632
The Medicines Co. (b)	72,700	609,953

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International (b)	60,700	$1,561,204
ViroPharma, Inc. (a) (b)	43,600	258,548
XenoPort, Inc. (a) (b)	28,100	651,077

		3,448,414

Professional Services—2.2%
Administaff, Inc.	27,700	644,579
Exponent, Inc. (b)	17,900	438,729
Heidrick & Struggles International, Inc. (a)	22,900	417,925
Huron Consulting Group, Inc. (a) (b)	28,400	1,312,932
IHS, Inc. (a) (b)	23,800	1,186,906
Korn/Ferry International (b)	28,000	297,920
Resources Connection, Inc. (b)	111,400	1,912,738
Watson Wyatt Worldwide, Inc.	33,900	1,272,267

		7,483,996

Real Estate Investment Trusts—0.5%
PS Business Parks, Inc.	9,800	474,712
Taubman Centers, Inc. (a)	50,600	1,359,116

		1,833,828

Real Estate Management & Development—0.2%
Forest City Enterprises, Inc. (b)	63,000	415,800
Jones Lang LaSalle, Inc. (a)	10,300	337,119

		752,919

Road & Rail—0.9%
Landstar System, Inc.	57,700	2,072,007
Old Dominion Freight Line, Inc. (a) (b)	35,600	1,195,092

		3,267,099

Semiconductors & Semiconductor Equipment—5.6%
Advanced Energy Industries, Inc. (b)	101,000	907,990
Cabot Microelectronics Corp. (b)	19,400	548,826
Cohu, Inc.	52,100	467,858
Cymer, Inc. (b)	45,600	1,355,688
Cypress Semiconductor Corp. (b)	21,500	197,800
Diodes, Inc. (a) (b)	40,300	630,292
FEI Co. (b)	37,700	863,330
FormFactor, Inc. (a) (b)	35,800	617,192
Intersil Corp.	52,964	665,757
Micrel, Inc.	111,000	812,520
Microsemi Corp. (b)	116,200	1,603,560
ON Semiconductor Corp. (b)	350,900	2,407,174
Pericom Semiconductor Corp. (b)	42,735	359,829
PMC-Sierra, Inc. (b)	151,200	1,203,552
Semtech Corp. (b)	100,600	1,600,546
Silicon Laboratories, Inc. (a) (b)	55,800	2,117,052
Standard Microsystems Corp. (b)	12,000	245,400
Varian Semiconductor Equipment Associates, Inc. (a) (b)	81,250	1,949,188
Veeco Instruments, Inc. (b)	37,000	428,830
Verigy, Ltd. (b)	41,100	500,187

		19,482,571

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—7.6%
Actuate Corp. (b)	133,119	$636,309
Ansys, Inc. (b)	61,130	1,904,811
Blackboard, Inc. (a) (b)	53,800	1,552,668
Commvault Systems, Inc. (b)	50,500	837,290
Epicor Software Corp. (a) (b)	55,400	293,620
FactSet Research Systems, Inc. (a)	49,000	2,443,630
Informatica Corp. (b)	176,200	3,028,878
Jack Henry & Associates, Inc.	32,600	676,450
Kenexa Corp. (b)	49,600	573,872
Macrovision Solutions Corp. (a) (b)	96,200	2,098,122
Micros Systems, Inc. (b)	75,900	1,921,788
Monotype Imaging Holdings, Inc. (b)	103,905	707,593
Parametric Technology Corp. (a) (b)	107,300	1,254,337
Progress Software Corp. (b)	25,600	541,952
Quest Software, Inc. (b)	64,800	903,312
Solera Holdings, Inc. (b)	47,200	1,198,880
SPSS, Inc. (b)	34,900	1,164,613
Sybase, Inc. (b)	66,300	2,077,842
Synopsys, Inc. (b)	20,700	403,857
Taleo Corp. (a) (b)	79,770	1,457,398
TIBCO Software, Inc. (b)	98,200	704,094

		26,381,316

Specialty Retail—3.6%
Aaron’s, Inc. (a)	46,000	1,371,720
Aeropostale, Inc. (a) (b)	67,750	2,321,792
Dress Barn, Inc. (a) (b)	53,100	759,330
Guess?, Inc.	39,500	1,018,310
Gymboree Corp. (a) (b)	68,000	2,412,640
Hibbett Sports, Inc. (a) (b)	38,550	693,900
J. Crew Group, Inc. (a) (b)	16,500	445,830
Office Depot, Inc. (b)	154,300	703,608
The Children’s Place Retail Stores, Inc. (a) (b)	29,300	774,399
Tractor Supply Co. (a) (b)	41,200	1,702,384
Zumiez, Inc. (a) (b)	16,500	132,165

		12,336,078

Textiles, Apparel & Luxury Goods—2.0%
Deckers Outdoor Corp. (b)	12,600	885,402

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Fossil, Inc. (b)	36,549	$880,100
Hanesbrands, Inc. (a) (b)	62,400	936,624
Iconix Brand Group, Inc. (a) (b)	49,300	758,234
Phillips-Van Heusen Corp.	64,600	1,853,374
The Warnaco Group, Inc. (b)	51,900	1,681,560

		6,995,294

Thrifts & Mortgage Finance—0.2%
Danvers Bancorp, Inc. (b)	41,100	552,795

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a) (b)	79,500	1,149,570
MSC Industrial Direct Co. (a)	41,300	1,465,324

		2,614,894

Wireless Telecommunication Services—1.2%
Leap Wireless International, Inc. (a) (b)	20,100	661,893
SBA Communications Corp. (a) (b)	116,000	2,846,640
Syniverse Holdings, Inc. (b)	43,800	702,114

		4,210,647

Total Common Stock (Identified Cost $419,400,595)		344,490,957

Short Term Investments—14.8%

Mutual Funds—14.8%
State Street Navigator Securities Lending Prime Portfolio (c)	50,010,115	50,010,115
T. Rowe Price Reserve Investment Fund (d)	988,847	988,847

Total Short Term Investments (Identified Cost $50,998,962)		50,998,962

Total Investments—114.6% (Identified Cost $470,399,557) (e)		395,489,919
Liabilities in excess of other assets		(50,358,766)

Net Assets—100%		$345,131,153

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $49,487,672 and the collateral received consisted of cash in the amount of $50,010,115 and non-cash collateral with a value of $659,245. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $470,821,252 and the composition of unrealized appreciation and depreciation of investment securities was $20,396,696 and $(95,728,029), respectively.

Affiliated Issuer
Security Description	Number of Shares Held at 12/31/2008	Shares Purchased Since 12/31/2008	Shares Sold Since 12/31/2008	Number of Shares Held at 06/30/2009	Realized Gain/Loss on Shares Sold	Income For Period Ended 06/30/2009
T. Rowe Price Reserve Investment Fund	5,080,171	18,430,571	22,521,895	988,847	$0	$26,937

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$5,007,183	$—	$—	$5,007,183
Air Freight & Logistics	3,070,620	—	—	3,070,620
Airlines	1,471,972	—	—	1,471,972
Auto Components	547,520	—	—	547,520
Beverages	982,003	—	—	982,003
Biotechnology	18,021,013	—	—	18,021,013
Capital Markets	8,282,915	—	—	8,282,915
Chemicals	6,052,362	—	—	6,052,362
Commercial Banks	5,326,987	—	—	5,326,987
Commercial Services & Supplies	6,742,471	—	—	6,742,471
Communications Equipment	14,294,749	—	—	14,294,749
Computers & Peripherals	2,588,533	—	—	2,588,533
Construction & Engineering	2,212,965	—	—	2,212,965
Consumer Finance	324,533	—	—	324,533
Containers & Packaging	1,917,702	—	—	1,917,702
Distributors	1,080,765	—	—	1,080,765
Diversified Consumer Services	7,563,032	—	—	7,563,032
Diversified Financial Services	3,015,079	—	—	3,015,079
Diversified Telecommunication Services	1,127,340	—	—	1,127,340
Electrical Equipment	6,888,696	—	—	6,888,696
Electronic Equipment, Instruments & Components	10,499,084	—	—	10,499,084
Energy Equipment & Services	11,142,760	—	—	11,142,760
Food Products	1,701,218	—	—	1,701,218
Health Care Equipment & Supplies	13,463,249	—	—	13,463,249
Health Care Providers & Services	16,333,074	—	—	16,333,074
Health Care Technology	2,924,638	—	—	2,924,638
Hotels, Restaurants & Leisure	11,361,238	—	—	11,361,238
Household Durables	1,520,898	—	—	1,520,898
Household Products	1,564,128	—	—	1,564,128
Insurance	5,875,216	—	—	5,875,216
Internet & Catalog Retail	3,141,579	—	—	3,141,579
Internet Software & Services	9,798,646	—	—	9,798,646
IT Services	15,801,283	—	—	15,801,283
Leisure Equipment & Products	1,993,212	—	—	1,993,212
Life Sciences Tools & Services	9,621,395	—	—	9,621,395
Machinery	14,768,155	—	—	14,768,155
Marine	1,556,223	—	—	1,556,223
Media	6,238,592	—	—	6,238,592
Metals & Mining	2,156,535	—	—	2,156,535
Multiline Retail	1,577,250	—	—	1,577,250
Oil, Gas & Consumable Fuels	9,332,989	—	—	9,332,989
Personal Products	6,241,304	—	—	6,241,304
Pharmaceuticals	3,448,414	—	—	3,448,414
Professional Services	7,483,996	—	—	7,483,996
Real Estate Investment Trusts	1,833,828	—	—	1,833,828
Real Estate Management & Development	752,919	—	—	752,919
Road & Rail	3,267,099	—	—	3,267,099

The accompanying notes are an integral part of the financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$19,482,571	$—	$—	$19,482,571
Software	26,381,316	—	—	26,381,316
Specialty Retail	12,336,078	—	—	12,336,078
Textiles, Apparel & Luxury Goods	6,995,294	—	—	6,995,294
Thrifts & Mortgage Finance	552,795	—	—	552,795
Trading Companies & Distributors	2,614,894	—	—	2,614,894
Wireless Telecommunication Services	4,210,647	—	—	4,210,647
Total Common Stock	344,490,957	—	—	344,490,957

Short Term Investments
Mutual Funds	50,998,962	—	—	50,998,962
Total Investments	$395,489,919	$—	$—	$395,489,919

The accompanying notes are an integral part of the financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a) (b)		$395,489,919
Receivable for:
Securities sold		2,229,706
Fund shares sold		180,980
Accrued interest and dividends		73,014

Total Assets		397,973,619
Liabilities
Payable for:
Securities purchased	$1,951,693
Fund shares redeemed	611,684
Collateral for securities loaned	50,010,115
Accrued expenses:
Management fees	163,861
Distribution & service fees	32,831
Deferred directors’ fees	2,421
Other expenses	69,861

Total Liabilities		52,842,466

Net Assets		$345,131,153

Net assets consists of:
Capital paid in		$449,528,500
Undistributed net investment income		(23,975)
Accumulated net realized losses		(29,463,734)
Unrealized depreciation on investments		(74,909,638)

Net Assets		$345,131,153

Net Assets
Class A		$181,883,876
Class B		152,714,543
Class E		10,532,734

Capital Shares (Authorized) Outstanding
Class A (35,000,000)		18,821,148
Class B (25,000,000)		16,247,092
Class E (5,000,000)		1,111,545

Net Asset Value and Redemption Price Per Share
Class A		$9.66
Class B		9.40
Class E		9.48

(a) Identified cost of investments		$470,399,557
(b) Includes cash collateral for securities loaned of		50,010,115

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$740,233	(a)
Interest		345,050	(b)
Interest from affiliated issuers		26,937

		1,112,220
Expenses
Management fees	$795,476
Distribution & service fees—Class B	168,461
Distribution & service fees—Class E	7,220
Directors’ fees and expenses	15,769
Custodian	35,468
Audit and tax services	15,751
Legal	5,334
Printing	63,919
Insurance	2,899
Miscellaneous	4,087

Total expenses	1,114,384
Less broker commission recapture	(166)
Management fee waivers	(18,576)	1,095,642

Net Investment Income		16,578

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(16,124,741)
Change in unrealized appreciation on:
Investments—net		48,265,902

Net gain		32,141,161

Net Increase in Net Assets From Operations		$32,157,739

(a)	Net of foreign taxes of $837.
(b)	Includes income on securities loaned of $345,050.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$16,578	$713,515
Net realized loss	(16,124,741)	(3,447,049)
Change in unrealized appreciation (depreciation)	48,265,902	(176,369,396)

Increase (decrease) in net assets from operations	32,157,739	(179,102,930)

From Distributions to Shareholders
Net investment income
Class A	(641,485)	0
Class B	(93,552)	0
Class E	(17,311)	0

	(752,348)	0

Net realized gain
Class A	(5,040,237)	(47,824,507)
Class B	(4,287,816)	(9,541,030)
Class E	(297,536)	(2,721,485)

	(9,625,589)	(60,087,022)

Total distributions	(10,377,937)	(60,087,022)

Increase in net assets from capital share transactions	4,629,922	192,439,509

Total increase (decrease) in net assets	26,409,724	(46,750,443)

Net Assets
Beginning of the period	318,721,429	365,471,872

End of the period	$345,131,153	$318,721,429

Undistributed (Overdistributed) Net Investment Income
End of the period	$(23,975)	$711,795

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	666,000	$5,835,655	1,313,809	$16,392,413
Reinvestments	643,457	5,681,722	3,579,679	47,824,507
Redemptions	(1,301,134)	(11,279,684)	(3,136,155)	(39,686,967)

Net increase	8,323	$237,693	1,757,333	$24,529,953

Class B
Sales	1,668,599	$14,247,758	14,711,289	$190,996,684
Reinvestments	510,055	4,381,368	733,925	9,541,030
Redemptions	(1,641,529)	(13,794,735)	(2,953,523)	(35,214,166)

Net increase	537,125	$4,834,391	12,491,691	$165,323,548

Class E
Sales	104,296	$893,721	331,393	$4,031,436
Reinvestments	36,356	314,847	207,588	2,721,485
Redemptions	(198,061)	(1,650,730)	(349,314)	(4,166,913)

Net increase (decrease)	(57,409)	$(442,162)	189,667	$2,586,008

Increase derived from capital share transactions		$4,629,922		$192,439,509

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$9.05		$17.26	$15.72		$15.13	$13.63	$12.27

Income (Loss) From Investment Operations
Net investment income (loss)	0.01	(a)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) of investments	0.92		(5.33)	1.56		0.62	1.52	1.40

Total from investment operations	0.93		(5.30)	1.54		0.59	1.50	1.36

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00	0.00

Total distributions	(0.32)		(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.66		$9.05	$17.26		$15.72	$15.13	$13.63

Total Return (%)	10.49	(b)	(36.19)	9.86		3.90	11.01	11.08
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	(c)	0.57	0.57		0.59	0.60	0.60
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.60	(c)	0.57	0.57		0.59	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.61	(c)	0.59	0.59		0.60	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.13	(c)	0.23	(0.12)		(0.19)	(0.14)	(0.31)
Portfolio turnover rate (%)	32	(c)	73	51		38	31	28
Net assets, end of period (in millions)	$181.88		$170.24	$294.46		$349.26	$318.85	$312.83

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$8.79		$16.89	$15.42		$14.88	$13.44	$12.11

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) of investments	0.91		(5.20)	1.53		0.59	1.48	1.36

Total from investment operations	0.90		(5.19)	1.47		0.54	1.44	1.33

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00	0.00

Total distributions	(0.29)		(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.40		$8.79	$16.89		$15.42	$14.88	$13.44

Total Return (%)	10.44	(b)	(36.32)	9.53		3.63	10.71	10.98
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	(c)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.86	(c)	0.84	0.84		0.85	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(c)	0.10	(0.36)		(0.44)	(0.40)	(0.52)
Portfolio turnover rate (%)	32	(c)	73	51		38	31	28
Net assets, end of period (in millions)	$152.71		$138.12	$54.37		$45.21	$30.36	$15.52

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$8.87		$17.00	$15.50		$14.95	$13.49	$12.15

Income (Loss) From Investment Operations
Net investment income (loss)	(0.00	)(a)(f)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss) of investments	0.91		(5.23)	1.54		0.61	1.50	1.39

Total from investment operations	0.91		(5.22)	1.50		0.55	1.46	1.34

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00	0.00

Total distributions	(0.30)		(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.48		$8.87	$17.00		$15.50	$14.95	$13.49

Total Return (%)	10.47	(b)	(36.25)	9.68		3.68	10.82	11.03
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	(c)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.76	(c)	0.74	0.74		0.75	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(c)	0.09	(0.26)		(0.35)	(0.30)	(0.45)
Portfolio turnover rate (%)	32	(c)	73	51		38	31	28
Net assets, end of period (in millions)	$10.53		$10.36	$16.65		$18.50	$19.91	$18.32

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.
(f)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk is associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$—	$—	$60,087,022	$—	$—	$—	$60,087,022	$—

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$711,795	$9,573,250	$(124,901,423)	$—	$(114,616,378)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(11,560,772)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$49,573,503	$0	$52,383,860

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$795,476	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2009 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A shares of the Van Eck Global Natural Resources Portfolio returned 24.05% compared to its benchmark, the S&P North American Natural Resources Sector Index1, which returned 9.96%. The Class B shares returned 13.88% from its inception date of April 28, 2009 to the end of June compared to the 7.04% return of the index during the same period.

MARKET ENVIRONMENT/CONDITIONS

After enduring unparalleled volatility in 2008, we began this year with the world economy having entered what felt like a bottomless black hole. The near collapse of the U.S. financial system has been laid to blame for the global liquidity crunch that has paralyzed economies and investors since last fall. Terrible uncertainty marked the early part of the first quarter, and financial markets experienced some dark days in January and February. In March, however, some signs that the rate of economic decline was slowing first emerged in developing countries, particularly China, and then spread to the U.S., spurring hopes for a global economic recovery.

In the second quarter, there was much talk of the emergence of “green shoots” on the global economic landscape. This talk provided a needed reprieve for financial markets, and hard asset commodities and their corresponding equity investments were particularly rewarded, especially in the three months ended June 30, 2009. Commodities were propelled mostly by resurgent demand from China, where growth prospects have improved on the back of China’s favorable government policies and increased bank lending. Also, investor concerns about rising inflation helped commodity investments, which are viewed as an inflation hedge. Although we have yet to regain the heady commodity price levels that were reached a year ago (e.g., crude oil prices reached $145.29 per barrel on July 3, 2008, the pinnacle of the commodity’s 2008 surge), thus far in 2009 we have recouped some of 2008’s losses.

The energy sector was particularly strong in the first half of 2009. Crude oil prices began the year at $44.60 a barrel (a low price not seen since 2004) and rose to $69.89 by June 30, a 56.70% increase during the first half of the year. In the second quarter alone, crude oil prices experienced their biggest three-month advance since Saddam Hussein’s invasion of Kuwait in the third quarter of 1990. China’s record auto sales, which climbed 55% in May alone, have increased demand for gasoline (which alone climbed 91.43% in the first half of the year) which was a major impetus for rising crude oil prices. In addition, militant attacks in Nigeria raised concern that oil supplies may be disrupted. By contrast, natural gas prices continued to fall in response to the deep economic slump as demand among industrial users has been severely curtailed. Ample natural gas supplies resulting from new extraction technologies in the U.S. also exerted downward pressure on prices; for the six-month period, natural gas declined 35.57%. Similarly, coal prices remain depressed as the U.S. coal market struggled to adjust to pullbacks in utility demand and inventories have grown to multi decade highs.

On the equity side, oil services stocks advanced 32.12% for the six-month period, as measured by the Philadelphia Oil Services Index (OSX)2. By contrast, major oil companies declined 4.41%, as measured by the NYSE Arca Oil Index (XOI)3. Despite weakness in the price of the underlying commodity, natural gas stocks surged 11.40%, as measured by the NYSE Arca Natural Gas Index (XNG)4.

Base and industrial metals also performed extremely well in the first half of 2009, as anticipation of economic recovery and inventory building in China supported rising prices. The S&P GSCI Industrial Metals Index5 gained 29.91% for the six months. Copper prices led the category, gaining 62.69%. Lead prices climbed 65.07%; nickel prices rose 31.72%; tin rose 30.51%; and zinc rose 29.00% during the period. Base metals are considered among the easiest to store commodities and have benefited from low short-term interest rates. By contrast, aluminum continued to be a laggard in the metal space, gaining 5.90%.

Precious metals gained ground but more modestly. Gold bullion prices rose 5.05% to close at $926.60 per ounce on June 30, 2009. Gold started 2009 with strength, reaching its high for the first half of the year on February 20 at $1,006 per ounce. Since then, the precious metal consolidated predominantly in the $875 to $1,000 per ounce range. Silver and platinum prices were up 19.45% and 25.98%, respectively. Gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)6, slightly outpaced the underlying bullion, advancing 12.50% for the six months.

Finally, during the first half of the year, agricultural commodities prices lost 4.94% as a group, measured by the S&P GSCI Agriculture Index7, although soybeans remained a bright spot.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s holdings in the energy, precious metals and base metals sectors provided the biggest boost to the Portfolio’s results during the period. The Portfolio outperformed its benchmark, the S&P North American Natural Resources Sector Index, which gained 9.96% for the six months. To compare, the S&P GSCI Total Return Index8, which tracks commodity futures markets rather than equities, rose 6.55%. The broad U.S. equity market, as measured by the S&P 500 Index9, gained 3.16% in this same period.

The Portfolio’s energy related investments had the biggest positive impact on the Portfolio’s results in the first half. In terms of overall impact, Addax Petroleum was a significant contributor to the Portfolio’s performance. Addax is one of the largest independent oil producers operating in West Africa and the Middle East, and it benefited from encouraging results from its Taq Taq field in Kurdistan, and news that it may be acquired by Asia’s largest oil company, China’s Sinopec. Weatherford International’s shares surged in the first half, as a direct beneficiary of the pick-up in international activity as crude oil prices strengthened. Brazil’s integrated oil and gas company Petroleo Brasileiro helped performance, as did U.S. offshore drilling contractor Transocean. Houston-based Noble Energy, one of the first

MSF-1

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

independent producers to explore the Gulf of Mexico, also helped advance the Portfolio’s results. Several of the Portfolio’s smaller energy positions produced robust double-digit gains during the period, including Quicksilver Resources, whose shares rose on expectations of higher natural gas pricing and the dissipation of unfounded bankruptcy talks.

Energy detractors during the first half included Exxon Mobil, whose share price bottomed on March 5, and then remained range bound for the remainder of the second quarter. We had purchased Exxon in the fourth quarter of 2008, and its year-end rally benefited the Portfolio. We sold out of the position during this period. The U.S.’ International Coal Group hurt the Portfolio’s results, as it reported disappointing fourth quarter revenues based on the loss of higher-priced metallurgical orders from steel companies and sagging demand from utilities; we sold out of the position during the period. A position in Total SA, Europe’s third biggest oil company, detracted from Portfolio results; in the second quarter it announced plans to cut 555 in its French operations to counter falling demand for gasoline exports.

In precious metals investments, the Portfolio participated in gold shares’ recovery during the semi-annual period, as we had viewed the crisis-related selling of gold shares in 2008 as irrational and unwarranted. We maintained the Portfolio’s exposure in the belief that the shares would ultimately reflect the underlying strength of the precious metal, and this turned out to be a prudent strategy. The Portfolio’s biggest contributors to positive performance in this space were the U.K.’s Randgold Resources and Canada’s Goldcorp. Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicate a substantial gold deposit. Goldcorp shares benefited from news of increased gold production, which offset the impact of volatile gold prices. Canada’s Red Back Mining was purchased in the second quarter, and its May gains helped advance the Portfolio’s first half performance.

Detractors in this space included Canadian gold miners Kinross Gold and Agnico-Eagle Mines, whose share prices remained range bound on the back of disappointing gold prices. Also, Kinross Gold was negatively impacted by geopolitical concerns over its Kupol mine in Russia, and Agnico-Eagle Mines experienced problems with its Kittila mine in Finland and its Meadowbank project in Nunavut, Canada.

The Portfolio’s base and industrial metals investments, behind energy, was the second best performing sector for the Portfolio. Notable contributors included the Freeport-McMoRan Copper & Gold which lifted on soaring copper prices. Swiss-based Xstrata was a positive performer for the Portfolio, and has been involved in a prolonged takeover dance with U.K.’s Anglo American, which would create the world’s third largest miner by market value. Steel Dynamics, the fifth largest producer of carbon steel products in the U.S., also contributed positively. The company share price posted double-digit gains in the second quarter on improving steel utilization and reduced liquidity concerns. By contrast, the Anglo-Australian company Rio Tinto was a detractor in this space, as overall mining production has been down in this tough market environment.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

2The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

3The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

4The NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

5The S&P GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P GSCI Total Return Index (SPGSCITR), which is calculated with dividends reinvested. The SPGSCITR is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

6NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

7The S&P GSCI Agriculture Index measures performance of the agriculture sub-sector of the S&P GSCI Total Return Index (SPGSCITR), which is calculated with dividends reinvested. The SPGSCITR is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

8The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

9The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Van Eck Global Natural Resources Portfolio
Class A	24.05	—	—	—	20.45
Class B	—	—	—	—	13.38
S&P North American Natural Resources Sector Index	9.96	—	—	—	5.54

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A and Class B shares are: 10/31/08 and 4/28/09, respectively. The since inception returns shown for Classes A and B are not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Anadarko Petroleum Corp.	4.2
Noble Energy, Inc.	4.1
XTO Energy, Inc.	4.1
Randgold Resources, Ltd.	4.0
Transocean, Ltd.	3.5
Schlumberger, Ltd.	3.5
Weatherford International, Ltd.	3.5
Hess Corp.	3.4
Occidental Petroleum Corp.	3.3
Petroleo Brasileiro S.A. (ADR)	3.2

Top Countries

% of Total Net Assets
United States	53.0
Canada	18.1
Switzerland	8.4
United Kingdom	5.5
Channel Islands	4.0
Netherland Antillies	3.5
Brazil	3.2
France	2.1
Kazakhstan	1.1

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Van Eck Global Natural Resources—Class A	Actual	0.87%	$1,000.00	$1,240.50	$4.83
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

Van Eck Global Natural Resources—Class B	Actual	1.12%	$1,000.00	$1,133.80	$5.93
	Hypothetical	1.12%	$1,000.00	$1,019.17	$5.61

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock — 94.1% of Net Assets

Security Description	Shares	Value*

Brazil—3.2%
Petroleo Brasileiro S.A. (ADR)	274,000	$11,228,520

Canada—18.1%
Addax Petroleum Corp.	96,700	4,103,054
Agnico-Eagle Mines, Ltd.	196,400	10,307,072
Canadian Natural Resources, Ltd.	175,000	9,185,750
First Quantum Minerals, Ltd. (a)	109,000	5,273,740
Goldcorp, Inc.	252,100	8,760,475
IAMGOLD Corp.	388,700	3,933,644
Kinross Gold Corp.	205,200	3,724,380
Osisko Mining Corp. (Additional Share Issue) (b)	100,300	567,698
Osisko Mining Corp. (b)	580,700	3,271,620
Pacific Rubiales Energy Corp. (b)	680,000	5,609,152
Potash Corp. of Saskatchewan, Inc.	49,600	4,615,280
Red Back Mining, Inc. (a) (b)	476,000	4,151,591
Timberwest Forest Corp.	68,200	198,863

		63,702,319

Channel Islands—4.0%
Randgold Resources, Ltd. (ADR) (a)	217,900	13,982,643

France—2.1%
Total S.A. (ADR)	135,000	7,321,050

Kazakhstan—1.1%
KazMunaiGas Exploration Production (GDR)	197,300	3,748,700

Netherlands Antilles—3.5%
Schlumberger, Ltd.	227,600	12,315,436

Switzerland—8.4%
Noble Corp.	165,000	4,991,250
Transocean, Ltd. (a) (b)	167,900	12,473,291
Weatherford International, Ltd. (a) (b)	627,000	12,264,120

		29,728,661

United Kingdom—5.5%
BHP Billiton, Plc.	374,600	8,459,928
Rio Tinto, Plc. (ADR) (a)	22,000	3,605,140
Xstrata, Plc.	680,000	7,498,304

		19,563,372

United States—48.2%
AK Steel Holding Corp. (a)	167,600	3,216,244
Alpha Natural Resources, Inc. (b)	66,000	1,733,820

Anadarko Petroleum Corp. (a)	322,700	14,647,353
Cameron International Corp. (a) (b)	121,300	3,432,790

Security Description	Shares	Value*

United States—(Continued)
EQT Corp.	239,800	$8,371,418
Freeport-McMoRan Copper & Gold, Inc. (a) (b)	201,000	10,072,110
General Cable Corp. (b)	47,000	1,766,260
Hess Corp.	225,600	12,126,000
Kaiser Aluminum Corp. (a)	120,300	4,319,973
Mariner Energy, Inc. (a) (b)	391,000	4,594,250
MEMC Electronic Materials, Inc. (a) (b)	186,000	3,312,660
Monsanto Co.	46,000	3,419,640
MYR Group, Inc. (b)	24,400	493,368
Newfield Exploration Co. (a) (b)	229,000	7,481,430
Noble Energy, Inc. (a)	246,500	14,536,105
Nucor Corp. (a)	81,000	3,598,830
Occidental Petroleum Corp.	175,300	11,536,493
PetroHawk Energy Corp. (a) (b)	168,900	3,766,470
Quanta Services, Inc. (a) (b)	478,000	11,056,140
Quicksilver Resources, Inc. (a) (b)	623,000	5,787,670
Smith International, Inc. (a)	262,600	6,761,950
Southwestern Energy Co. (b)	233,000	9,052,050
Steel Dynamics, Inc. (a)	495,400	7,297,242
Weyerhaeuser Co. (a)	100,000	3,043,000
XTO Energy, Inc.	380,500	14,512,270

		169,935,536

Total Common Stock (Identified Cost $277,963,713)		331,526,237

Exchange Traded Funds—4.8%

United States – 4.8%
iShares Silver Trust (a)	240,000	3,211,200
PowerShares DB Agriculture Fund (b)	137,000	3,486,650
SPDR Gold Trust (a)	111,800	10,193,924

Total Exchange Traded Funds (Identified Cost $14,927,149)		16,891,774

Short Term Investments—15.5%

United States – 15.5%
AIM STIT-STIC Prime Portfolio	13,480,467	13,480,467
State Street Navigator Securities Lending Prime Portfolio(c)	40,979,937	40,979,937

Total Short Term Investments (Identified Cost $54,460,404)		54,460,404

Total Investments—114.4% (Identified Cost $347,351,266) (d)		402,878,415
Liabilities in excess of other assets		(50,624,894)

Net Assets—100%		$352,253,521

(a)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $39,164,858 and the collateral received consisted of cash in the amount of $40,979,937. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $347,351,266 and the composition of unrealized appreciation and depreciation of investment securities was $59,229,634 and $(3,702,485), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Ten Largest Industries as of June 30, 2009	Percentage of Net Assets
Oil, Gas & Consumable Fuels	40.0%
Metals & Mining	29.0%
Energy Equipment & Services	14.8%
Exchange Traded Funds	4.8%
Construction & Engineering	3.3%
Gas Utilities	2.4%
Chemicals	2.3%
Semiconductors & Semiconductor Equipment	0.9%
Paper & Forest Products	0.9%
Electrical Equipment	0.5%

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1- quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$11,228,520	$—	$—	$11,228,520
Canada	40,526,601	23,175,718	—	63,702,319
Channel Islands	13,982,643	—	—	13,982,643
France	7,321,050	—	—	7,321,050
Kazakhstan	3,748,700	—	—	3,748,700
Netherlands Antilles	12,315,436	—	—	12,315,436
Switzerland	29,728,661	—	—	29,728,661
United Kingdom	—	19,563,372	—	19,563,372
United States	169,935,536	—	—	169,935,536
Total Common Stock	288,787,147	42,739,090	—	331,526,237

Exchange Traded Funds
United States	16,891,774	—	—	16,891,774
Short Term Investments
United States	54,460,404	—	—	54,460,404
Total Investments	$360,139,325	$42,739,090	$—	$402,878,415

The accompanying notes are an integral part of the financial statements.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$402,878,415
Foreign cash at value (c)		55,527
Receivable for:
Securities sold		8,156,797
Fund shares sold		149,091
Accrued interest and dividends		544,589

Total Assets		411,784,419
Liabilities
Payable for:
Securities purchased	$18,231,910
Fund shares redeemed	9,566
Withholding taxes	1,707
Collateral for securities loaned	40,979,937
Accrued expenses:
Management fees	238,389
Distribution & service fees	278
Deferred directors’ fees	2,421
Other expenses	66,690

Total Liabilities		59,530,898

Net Assets		$352,253,521

Net assets consists of:
Capital paid in		$296,279,965
Undistributed net investment income		670,116
Accumulated net realized losses		(223,057)
Unrealized appreciation on investments and foreign currency		55,526,497

Net Assets		$352,253,521

Net Assets
Class A		$349,840,786
Class B		2,412,735

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,079,425
Class B (5,000,000)		200,611

Net Asset Value and Redemption Price Per Share
Class A		$12.03
Class B		12.03

(a) Identified cost of investments		$347,351,266
(b) Includes cash collateral for securities loaned of		40,979,937
(c) Identified cost of foreign cash		55,922

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$1,784,650	(a)
Interest		136,800	(b)

		1,921,450
Expenses
Management fees	$1,147,792
Distribution & service fees—Class B	320
Directors’ fees and expenses	15,769
Custodian	32,392
Audit and tax services	15,751
Legal	4,618
Printing	40,570
Insurance	231
Miscellaneous	3,586

Total Expenses	1,261,029
Less broker commission recapture	(47,300)	1,213,729

Net Investment Income		707,721

Realized and Unrealized Gain
Realized gain on:
Investments—net	10,970,817
Foreign currency transactions—net	384,044
Options—net	776,570	12,131,431

Change in unrealized appreciation (depreciation) on:
Investments—net	50,772,192
Foreign currency transactions—net	(756)
Options—net	(219,787)	50,551,649

Net gain		62,683,080

Net Increase in Net Assets From Operations		$63,390,801

(a)	Net of foreign taxes of $48,019.
(b)	Includes income on securities loaned of $105,829.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Period ended December 31, 2008(a)
From Operations
Net investment income	$707,721	$417,070
Net realized gain (loss)	12,131,431	(12,466,141)
Change in unrealized appreciation	50,551,649	4,974,848

Increase (decrease) in net assets from operations	63,390,801	(7,074,223)

From Distributions to Shareholders
Net investment income
Class A	(343,043)	0

Total distributions	(343,043)	0

Increase in net assets from capital share transactions	39,473,000	256,806,986

Total increase in net assets	102,520,758	249,732,763

Net Assets
Beginning of the period	249,732,763	0

End of the period	$352,253,521	$249,732,763

Undistributed Net Investment Income
End of the period	$670,116	$305,438

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Period ended December 31, 2008(a)
	Shares	Value	Shares	Value
Class A
Sales	4,498,332	$48,634,388	25,824,862	$257,814,423
Reinvestments	32,890	343,043	0	0
Redemptions	(1,163,059)	(11,988,885)	(113,600)	(1,007,437)

Net increase	3,368,163	$36,988,546	25,711,262	$256,806,986

Class B (a)
Sales	202,938	$2,513,596	0	$0
Redemptions	(2,327)	(29,142)	0	0

Net increase	200,611	$2,484,454	0	$0

Increase derived from capital share transactions		$39,473,000		$256,806,986

(a)	Commencement of operations was October 31, 2008 for Class A and April 28, 2009 for Class B.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$9.71		$10.00

Income (Loss) From Investment Operations
Net investment income	0.03	(b)	0.02	(b)
Net realized and unrealized gain (loss) of investments	2.30		(0.31)

Total from investment operations	2.33		(0.29)

Less Distributions
Distributions from net investment income	(0.01)		0.00

Total distributions	(0.01)		0.00

Net Asset Value, End of Period	$12.03		$9.71

Total Return (%)	24.05	(c)	(2.90	)(c)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	(d)	1.00	(d)
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.84	(d)	1.00	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	N/A	(d)	1.09	(d)
Ratio of net investment income to average net assets (%)	0.49	(d)	1.07	(d)
Portfolio turnover rate (%)	104	(d)	125	(d)
Net assets, end of period (in millions)	$349.84		$249.73

	Class B
	Period Ended June 30, 2009(a)
Net Asset Value, Beginning of Period	$10.61

Income (Loss) from Investment Operations
Net investment income	0.00	(b)(g)
Net realized and unrealized gain on investments	1.42

Total from investment operations	1.42

Net Asset Value, End of Period	$12.03

Total Return (%)	13.38	(c)
Ratio of operating expenses to average net assets before expense reductions (%)	1.12	(d)
Ratio of operating expenses to average net assets after expense reductions (%) (e)	1.09	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	N/A	(d)
Ratio of net investment income to average net assets (%)	0.19	(d)
Portfolio turnover rate (%)	104	(d)
Net assets, end of period (in millions)	$2.41

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Net investment income per share was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Adviser, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

During the six months ended June 30, 2009, the Portfolio wrote call options on equity securities which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open option positions outstanding. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $776,570 which is shown under Realized gain (loss) on options-net in the Statement of Operations.

Fund Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$305,818	$—	$4,974,848	$—	$5,280,666

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(12,354,488)

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$202,215,011	$0	$142,823,807

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,480	$339,787
Options written	2,424	436,783
Options closed	0	0
Options expired	(3,904)	(776,570)

Options outstanding June 30, 2009	0	$0

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,147,792	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and similar subsidies in effect in earlier periods, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limit (annual rate as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 is 1.00% for Class A and 1.25% for Class B.

As of June 30, 2009, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $35,760. There were no expenses deferred during 2009.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial asset that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 13.13%, 13.08%, and 13.07%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 1.90%.

MARKET ENVIRONMENT/CONDITIONS

To a great extent, the financial markets in 2008 were characterized by periods of extreme volatility, illiquidity, frozen credit conditions and heightened risk aversion. Collectively, this caused investors to flock to the safety of short-term Treasuries, driving their yields lower and their prices higher. In contrast, non-Treasuries generally performed poorly, with their spreads moving, in some cases, to historically wide levels.

The market then largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (the “Fed”), the U.S. Department of Treasury and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-backed Securities Loan Facility (TALF).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rate from 5.25% in August 2007 to a range of 0 to 0.25% in December 2008—an historic low—the Fed has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 0.25% and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” on major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Even though conditions in the financial markets improved during the first half of the year, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter U.S. gross domestic product (“GDP”) growth contracted 0.5% and 6.3%, respectively, with the latter being the worst quarterly reading since 1982. Economic weakness has continued in 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

While economic news was largely bleak during the first quarter of 2009, there were some indications that things were becoming “less negative” during the second quarter. For example, while the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from its pace earlier in the year. Another strain on the economy, the long-ailing housing market, appeared to also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

Over the six-months covered by this report, longer-term yields moved higher than their short-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

PORTFOLIO REVIEW/CURRENT POSITIONING

The largest contributor to performance was the Portfolio’s exposure to investment grade and high yield corporate bonds. In particular, the Portfolio’s holdings in the financial subsector were rewarded as their spreads substantially narrowed versus their historically wide levels that occurred during the financial crisis in 2008. The Portfolio’s high yield bond holdings—led by its securities in the industrial and financial sectors—also boosted the Portfolio’s performance. An allocation to Treasury Inflation-Protected Securities (TIPS) was beneficial as fears of deflation were replaced with concerns about future inflation given the government’s massive stimulus program. The Portfolio also benefited from its exposure to non-agency mortgage-backed securities as the various government initiatives to address distressed assets sparked investor interest.

Marginally offsetting these strong results was the Portfolio underweight exposure to agency mortgage securities as the Federal Reserve supported this market. A slight underweight to commercial mortgage-backed securities also detracted as did the underweight to agency debentures. A long duration position also slightly detracted from performance as yields rose throughout the reporting period.

Over the six-month period, we decreased the allocation to agency mortgage-backed securities and redeployed those assets into corporate securities. Overall, these changes positively contributed to the Portfolio’s performance.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	13.13	-1.13	2.92	5.18	—
Class B	13.08	-1.32	2.67	—	4.98
Class E	13.07	-1.22	2.78	—	4.75
Barclays Capital U.S. Aggregate Bond Index	1.90	6.05	5.01	5.98	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	4.1
Government National Mortgage Association	2.9
U.S. Treasury Inflation Indexed Bonds (TII)	2.3
WaMu Mortgage Pass-Through Certificates	2.2
U.S. Treasury Bonds	2.0
Prime Mortgage Trust (144A)	2.0
Banc of America Mortgage Securities, Inc.	1.7
HCA, Inc.	1.6
GMAC, LLC (144A)	1.6
Energy Future Holdings Corp.	1.6

Top Sectors

% of Total Market Value
High Yield	37.5
Residential Mortgage-Backed	25.7
Investment Grade	24.8
Government	4.5
Commercial Mortgage-Backed	2.8
Asset Backed	2.4
Index-Linked	2.3

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Western Asset Mgt. Strategic Bond Opportunities—Class A	Actual	0.68%	$1,000.00	$1,131.30	$3.59
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41

Western Asset Mgt. Strategic Bond Opportunities—Class B	Actual	0.93%	$1,000.00	$1,130.80	$4.91
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Western Asset Mgt. Strategic Bond Opportunities—Class E	Actual	0.83%	$1,000.00	$1,130.70	$4.38
	Hypothetical	0.83%	$1,000.00	$1,020.62	$4.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—98.7% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.6%
Hawker Beechcraft Acquisition Co., LLC 8.875%, 04/01/15	$4,578,000	$1,922,760
L-3 Communications Corp. 6.375%, 10/15/15	1,845,000	1,674,337

		3,597,097

Airlines—0.4%
Delta Airlines, Inc. 6.821%, 08/10/22	907,561	753,275
Northwest Airlines, Inc. 4.030%, 05/20/14 (a)	1,950,767	1,463,076

		2,216,351

Asset Backed—5.2%
ACE Securities Corp. 0.444%, 02/25/31 (a)	1,622,425	975,767
Amortizing Residential Collateral Trust 2.114%, 08/25/32 (a)	109,629	35,714
Asset Backed Securities Corp. 3.169%, 04/15/33 (a)	51,833	23,293
Bear Stearns Asset Backed Securities Trust 0.684%, 01/25/34 (a)	83,814	47,361
1.564%, 08/25/37 (a)	3,340,326	1,765,091
6.000%, 10/25/36	5,006,093	2,779,524
6.500%, 10/25/36	4,879,641	2,632,426
Conseco Financial Corp. 7.070%, 01/15/29	268,258	252,027
Countrywide Asset Backed Certificates 1.564%, 06/25/34 (a)	262,572	19,061
Countrywide Home Equity Loan Trust 0.459%, 12/25/31 (a)	2,138,810	643,282
Ellington Loan Acquisition Trust (144A) 1.314%, 05/25/37 (a)	3,256,886	2,305,941
1.564%, 05/25/37 (a)	4,400,000	1,192,614
EMC Mortgage Loan Trust (144A) 0.764%, 05/25/43 (a)	2,313,508	1,744,402
1.014%, 01/25/41 (a)	700,000	344,431
GMAC Mortgage Corp. Loan Trust 0.524%, 11/25/36 (a)	8,293,700	2,530,312
GSAMP Trust 0.404%, 07/05/36 (a)	911,720	114,080
GSAMP Trust (144A) 0.424%, 05/25/36 (a)	1,334,761	1,285,508
GSRPM Mortgage Loan Trust (144A) 0.614%, 03/25/35 (a)	1,886,544	956,964
Indymac Seconds Asset Backed Trust 0.444%, 06/25/36 (a)	2,806,165	199,380
Lehman XS Trust 0.434%, 06/25/37 (a)	1,715,631	1,194,929
Long Beach Mortgage Loan Trust 0.835%, 01/21/31 (a)	44,629	29,281
Mid-State Trust 7.340%, 07/01/35	475,990	368,494
Morgan Stanley Mortgage Loan Trust 0.464%, 03/25/36 (a)	1,605,952	291,230

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Nelnet Student Loan Trust 2.572%, 04/25/24 (a)	$1,680,000	$1,655,271
RAAC Series (144A) 0.564%, 08/25/35 (a)	1,935,368	903,783
SACO I, Inc 0.444%, 06/25/36 (a)	2,168,441	150,204
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (c) (f)	35,690	0
7.750%, 04/27/33 (c) (f)	783	0
SLM Student Loan Trust 1.082%, 07/25/17 (a)	1,136,927	1,136,183
Structured Asset Securities Corp. 0.564%, 11/25/37 (a)	2,106,395	1,592,525
Structured Asset Securities Corp. (144A) 0.424%, 02/25/36 (a) (b)	1,606,598	178,160
Washington Mutual Master Note Trust (144A) 0.349%, 09/16/13 (a)	4,150,000	4,143,637

		31,490,875

Auto Components—0.5%
Allison Transmission (144A) 11.250%, 11/01/15	3,900,000	2,730,000
Keystone Automotive Operations, Inc. 9.750%, 11/01/13	775,000	255,750

		2,985,750

Automobiles—0.2%
General Motors Corp. 8.250%, 07/15/23 (b) (d)	685,000	83,913
8.375%, 07/15/33 (b) (d)	10,380,000	1,323,450

		1,407,363

Beverages—0.2%
PepsiCo, Inc. 7.900%, 11/01/18	1,110,000	1,350,430

Building Products—0.5%
Associated Materials, Inc. 9.750%, 04/15/12 (d)	3,330,000	2,913,750
Nortek, Inc. 8.500%, 09/01/14	930,000	265,050

		3,178,800

Capital Markets—1.0%
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (b)	2,890,000	289
Morgan Stanley 1.557%, 10/18/16	490,000	396,320
5.625%, 01/09/12	1,290,000	1,320,195
The Bear Stearns Cos., LLC 6.400%, 10/02/17	470,000	470,834
7.250%, 02/01/18	2,300,000	2,424,175
The Goldman Sachs Group, Inc. 4.500%, 06/15/10	1,110,000	1,137,429

		5,749,242

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Chemicals—0.0%
Georgia Gulf Corp. 9.500%, 10/15/14 (b)	$320,000	$96,000
10.750%, 10/15/16 (b)	1,770,000	177,000

		273,000

Collateralized-Mortgage Obligation—14.3%
American Home Mortgage Investment Trust 0.604%, 11/25/45	1,481,250	652,841
5.294%, 06/25/45	3,138,934	1,711,879
Banc of America Funding Corp. 0.485%, 05/20/36 (a)	1,316,767	545,339
Banc of America Mortgage Securities, Inc. 4.803%, 09/25/35 (a)	4,066,587	2,817,774
5.172%, 12/25/34 (a)	9,349,323	7,097,718
Bear Stearns Adjustable Rate Mortgage Trust 4.650%, 10/25/35 (a)	2,700,000	1,459,239
Citigroup Mortgage Loan Trust, Inc. 5.115%, 12/25/35 (a)	5,319,310	2,744,131
Countrywide Alternative Loan Trust 0.514%, 05/25/36 (a)	2,515,258	993,639
0.644%, 11/20/35 (a)	4,693,924	2,119,989
Countrywide Home Loan Mortgage Pass Through Trust (144A) 0.674%, 03/25/35	469,109	330,988
0.734%, 11/25/34	365,305	252,289
Crusade Global Trust 0.803%, 09/18/34 (a)	391,928	358,553
Greenpoint Mortgage Funding Trust 0.394%, 03/25/37 (a)	5,160,396	2,561,952
GSMPS Mortgage Loan Trust (144A) 0.664%, 01/25/35 (a)	1,458,007	945,030
0.664%, 09/25/35	812,945	559,748
GSR Mortgage Loan Trust 4.431%, 10/25/35 (a)	702,952	498,070
5.176%, 01/25/36 (a)	3,020,337	2,335,790
Harborview Mortgage Loan Trust 0.533%, 06/25/37 (a)	6,753,150	2,654,927
0.563%, 01/19/36 (a)	2,201,795	916,947
1.314%, 08/19/37 (a)	6,834,180	2,593,707
Impac Secured Assets CMN Owner Trust 0.634%, 03/25/36 (a)	2,230,643	916,727
0.664%, 08/25/36 (a)	507,545	281,351
Indymac INDA Mortgage Loan Trust 6.142%, 11/25/37 (a)	3,364,866	2,195,061
Indymac Index Mortgage Loan Trust 0.674%, 01/25/35 (a)	1,284,421	610,556
4.714%, 03/25/35 (a)	1,197,127	652,006
5.694%, 08/25/37 (a)	5,470,066	2,480,447
Lehman XS Trust 0.444%, 06/25/37 (a)	5,076,630	3,441,589
Luminent Mortgage Trust 0.504%, 05/25/46 (a)	2,804,176	1,047,755
MASTR Seasoned Securities Trust 5.388%, 10/25/32 (a)	631,995	457,608

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Merit Securities Corp. (144A) 1.808%, 09/28/32 (a)	$591,064	$431,530
Merrill Lynch Mortgage Investors, Inc. 5.034%, 05/25/34 (a)	1,010,258	896,687
Morgan Stanley Mortgage Loan Trust 0.634%, 01/25/35 (a)	1,760,647	863,292
4.358%, 06/26/36 (a)	2,887,637	2,165,301
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	505,338	427,857
6.500%, 10/25/34	613,199	510,829
Novastar Mortgage-Backed Notes 0.504%, 06/25/36 (a)	2,809,162	1,170,343
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,101,840	1,056,045
6.000%, 11/25/36	4,881,491	3,391,874
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	2,493,379	2,360,139
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	6,907,522	4,924,979
RBSGC Mortgage Pass Through Certificates 0.764%, 01/25/37 (a)	3,071,623	1,197,792
Structured Adjustable Rate Mortgage Loan Trust 5.149%, 01/25/35 (a)	1,671,278	1,131,072
5.627%, 09/25/35 (a)	2,795,451	1,804,983
Structured Asset Mortgage Investments, Inc. 4.647%, 08/25/35 (a)	248,515	114,661
Structured Asset Securities Corp. (144A) 0.664%, 06/25/35	1,291,904	711,655
WaMu Mortgage Pass-Through Certificates 0.584%, 12/25/45 (a)	4,446,314	2,093,716
0.594%, 11/25/45 (a)	3,195,012	1,452,483
0.604%, 07/25/45 (a)	60,514	27,702
0.604%, 10/25/45 (a)	1,849,064	967,358
5.330%, 08/25/36 (a)	6,043,112	4,069,132
5.501%, 04/25/37 (a)	2,582,216	1,560,864
5.595%, 03/25/37 (a)	2,899,824	1,621,560
5.929%, 09/25/36 (a)	1,573,246	1,012,277
Wells Fargo Mortgage Backed Securities Trust 4.224%, 06/25/35 (a)	349,323	293,509
4.544%, 02/25/35 (a)	4,389,151	3,783,692
5.241%, 05/25/36 (a)	1,004,433	736,560

		87,011,542

Commercial Banks—1.2%
Capital One Bank USA, N.A. 5.750%, 09/15/10 (d)	50,000	50,966
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (b)	720,000	117,000
6.693%, 06/15/16 (b)	1,400,000	140
ICICI Bank, Ltd. 6.375%, 04/30/22	939,000	724,495
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	864,000	673,796
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (b)	350,000	45,500

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Kaupthing Bank Hf (144A) 7.125%, 05/19/16 (b)	$450,000	$45
7.625%, 02/28/15 (b) (f)	5,920,000	740,000
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (b)	2,000,000	60,000
Rabobank Nederland NV (144A) 11.000%, 12/29/49	630,000	700,893
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (a)	500,000	202,500
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	949,168
Wachovia Corp. 5.250%, 08/01/14	3,110,000	3,043,359

		7,307,862

Commercial Mortgage-Backed Securities—2.8%
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	450,360
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	524,300	518,636
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (a)	3,270,000	2,645,508
First Union National Bank Commercial Mortgage 0.814%, 05/17/32 (a) (e)	10,461,499	98,083
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	3,760,000	2,957,328
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	7,970,000	5,760,584
Merrill Lynch Mortgage Trust 5.840%, 05/12/39 (a)	1,890,000	1,538,758
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (a)	4,500,000	3,217,927

		17,187,184

Commercial Services & Supplies—0.6%
Allied Waste North America, Inc. 7.875%, 04/15/13	75,000	76,500
DynCorp International 9.500%, 02/15/13	2,230,000	2,151,950
U.S. Investigations Services, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,108,800

		3,337,250

Communications Equipment—0.4%
Intelsat Corp. (144A) 9.250%, 08/15/14	2,000,000	1,935,000
Intelsat Jackson Holdings, Ltd. 9.500%, 06/15/16 (d)	85,000	85,425
11.250%, 06/15/16 (d)	500,000	510,000

		2,530,425

Security Description	Par Amount	Value*

Construction & Engineering—0.6%
K. Hovnanian Enterprises, Inc. 11.500%, 05/01/13 (d)	$3,735,000	$3,230,775
WMG Acquisition Corp. 9.500%, 06/15/16	300,000	298,500

		3,529,275

Consumer Finance—1.3%
American Express Co. 6.800%, 09/01/66 (a)	3,550,000	2,556,000
8.125%, 05/20/19	1,230,000	1,276,407
SLM Corp. 5.000%, 10/01/13	1,565,000	1,265,861
5.000%, 04/15/15	60,000	45,705
5.050%, 11/14/14	310,000	239,847
5.375%, 05/15/14	2,955,000	2,374,963
5.625%, 08/01/33	295,000	181,625

		7,940,408

Containers & Packaging—0.0%
Graham Packaging Co., Inc. 8.500%, 10/15/12	280,000	270,200
Radnor Holdings Corp. 11.000%, 03/15/10 (b)	175,000	219

		270,419

Diversified Consumer Services—0.5%
Education Management, LLC 10.250%, 06/01/16 (d)	2,870,000	2,805,425
Service Corp. International 7.500%, 04/01/27	330,000	259,050
7.625%, 10/01/18	125,000	115,938

		3,180,413

Diversified Financial Services—13.2%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (a)	815,000	171,150
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	488,000
American General Finance Corp. 6.900%, 12/15/17	610,000	330,304
BAC Capital Trust XIV 5.630%, 12/31/49	2,520,000	1,260,000
Bank of America Corp. 5.420%, 03/15/17	1,700,000	1,411,751
7.625%, 06/01/19	1,320,000	1,325,889
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	1,360,000	1,510,314
CCM Merger, Inc. (144A) 8.000%, 08/01/13	600,000	414,000
Citigroup, Inc. 5.000%, 09/15/14	3,650,000	3,059,861
6.875%, 03/05/38	2,720,000	2,402,212
8.500%, 05/22/19	320,000	325,516

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	$500,000	$325,000
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	839,568
Diageo Capital, Plc. 7.375%, 01/15/14	1,330,000	1,504,835
FMC Finance III S.A. 6.875%, 07/15/17	750,000	697,500
Ford Motor Credit Co., LLC 5.879%, 06/15/11 (d)	904,000	784,220
7.375%, 10/28/09	5,150,000	5,105,854
7.800%, 06/01/12	5,000,000	4,302,105
7.875%, 06/15/10	1,975,000	1,875,983
Gaz Capital for Gazprom (144A) 8.625%, 04/28/34	410,000	397,187
Gaz Capital S.A. (144A) 6.510%, 03/07/22	1,130,000	847,500
General Electric Capital Corp. 6.375%, 11/15/67	6,110,000	4,076,720
6.875%, 01/10/39	2,330,000	2,097,263
GMAC, LLC (144A) 6.625%, 05/15/12	3,223,000	2,691,205
6.750%, 12/01/14	411,000	322,635
6.875%, 09/15/11	7,171,000	6,274,625
7.250%, 03/02/11	25,000	22,875
7.500%, 12/31/13	748,000	579,700
Goldman Sachs Capital II 5.793%, 12/29/49	3,880,000	2,364,666
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	26,431
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	122,100
Intergas Finance BV (144A) 6.375%, 05/14/17	1,213,000	921,880
International Lease Finance Corp. 5.875%, 05/01/13	50,000	37,872
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,726,736
5.150%, 10/01/15	510,000	502,717
6.625%, 03/15/12	70,000	73,693
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (f)	3,316	3
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	1,050,000	968,625
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (a) (b)	3,780,000	378
Lehman Brothers Holdings E-Capital Trust I 3.850%, 08/19/65 (a) (b)	1,080,000	108
Leucadia National Corp. 8.125%, 09/15/15	520,000	470,600
Level 3 Financing, Inc. 9.250%, 11/01/14 (d)	4,015,000	3,292,300
Petrobras International Finance Co. 6.125%, 10/06/16	910,000	932,750
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	1,140,000	1,295,241

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (a)	$770,000	$562,100
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	1,540,000	1,540,898
9.000%, 05/01/19	1,640,000	1,822,867
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	570,000	490,200
Shell International Finance BV 6.375%, 12/15/38	850,000	925,840
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (d)	1,100,000	440,000
Sprint Capital Corp. 6.900%, 05/01/19	30,000	24,825
8.375%, 03/15/12	1,725,000	1,699,125
8.750%, 03/15/32	160,000	128,800
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	422,227
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,150,000	1,110,138
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	670,000	529,300
7.500%, 07/18/16	1,080,000	920,700
7.875%, 03/13/18	840,000	693,000
Verizon Wireless Capital, LLC (144A) 8.500%, 11/15/18	220,000	262,920
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications (144A) 8.375%, 04/30/13	1,620,000	1,470,150
Virgin Media Finance, Plc. 9.125%, 08/15/16	4,240,000	4,081,000
Wells Fargo Capital X 5.950%, 12/15/36	930,000	688,200
Wells Fargo Capital XV 9.750%, 12/31/49 (d)	3,300,000	3,192,750

		80,184,912

Diversified Telecommunication Services—2.4%
AT&T, Inc. 5.500%, 02/01/18	1,820,000	1,817,337
5.800%, 02/15/19 (d)	320,000	324,898
6.550%, 02/15/39	2,210,000	2,206,071
Frontier Communications Corp. 7.125%, 03/15/19	165,000	140,663
Nordic Telephone Co. Holdings ApS (144A) 8.875%, 05/01/16	2,310,000	2,229,150
Royal KPN NV 8.000%, 10/01/10	990,000	1,038,784
Verizon Communications, Inc. 5.500%, 02/15/18	970,000	963,318
8.950%, 03/01/39	1,910,000	2,411,982
Verizon Florida, LLC 6.125%, 01/15/13	70,000	72,383
Verizon New York, Inc. 6.875%, 04/01/12	1,820,000	1,928,885

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Windstream Corp. 8.625%, 08/01/16	$1,200,000	$1,149,000

		14,282,471

Electric Utilities—1.3%
Edison Mission Energy 7.000%, 05/15/17 (d)	170,000	130,475
7.200%, 05/15/19	5,780,000	4,306,100
7.625%, 05/15/27	190,000	121,600
7.750%, 06/15/16	220,000	179,300
Exelon Corp. 5.625%, 06/15/35	595,000	478,941
FirstEnergy Corp. 6.450%, 11/15/11	770,000	803,695
7.375%, 11/15/31	1,645,000	1,552,646

		7,572,757

Energy Equipment & Services—1.2%
Baker Hughes, Inc. 7.500%, 11/15/18	1,350,000	1,580,931
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	105,512
7.750%, 05/15/17	480,000	436,800
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,270,000	1,450,268
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	1,410,000	1,398,812
6.950%, 01/15/38	2,600,000	2,518,596

		7,490,919

Federal Agencies—9.2%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	3,400,000	3,572,955
Federal Home Loan Bank 5.500%, 07/15/36	2,690,000	2,743,219
Federal Home Loan Mortgage Corp. 5.000%, 12/01/34	120,574	123,244
5.500%, TBA	6,300,000	6,502,784
11.565%, 06/15/21 (a) (e)	60	1,377
Federal National Mortgage Association 5.000%, 08/01/34	289,776	296,239
5.000%, 03/01/35	247,442	252,961
5.000%, 05/01/35	684,409	699,246
5.000%, TBA	20,000,000	20,362,500
5.500%, TBA	2,500,000	2,580,470
6.000%, TBA	800,000	846,750
6.500%, 03/01/26	14,719	15,879
7.000%, 05/01/26	3,319	3,645
7.500%, 12/01/29	3,804	4,148
7.500%, 06/01/30	6,166	6,731
7.500%, 08/01/30	1,137	1,241
7.500%, 11/01/30	26,413	28,836
7.500%, 02/01/31	1,855	2,025
8.000%, 08/01/27	4,326	4,745

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 8.000%, 01/01/31	$120,085	$131,133
8.500%, 08/01/19	69,055	75,526
10.400%, 04/25/19	2,250	2,445
Government National Mortgage Association 5.500%, TBA	9,800,000	10,091,060
6.000%, TBA	3,000,000	3,124,686
6.000%, TBA	4,300,000	4,477,384

		55,951,229

Food & Staples Retailing—0.8%
CVS Caremark Corp. 6.600%, 03/15/19	2,090,000	2,233,174
CVS Pass-Through Trust (144A) 6.943%, 01/10/30	2,069,571	1,872,610
Dollar General Corp. 10.625%, 07/15/15	450,000	486,000
11.875%, 07/15/17 (d)	285,000	307,800
Safeway, Inc. 7.250%, 02/01/31	50,000	56,131

		4,955,715

Food Products—0.6%
Alliance One International, Inc. 11.000%, 05/15/12	980,000	1,024,100
Alliance One International, Inc. (144A) 10.000%, 07/15/16	900,000	852,750
Dole Food Co., Inc. 7.250%, 06/15/10	1,775,000	1,748,375
8.875%, 03/15/11 (d)	150,000	146,250

		3,771,475

Foreign Government—0.4%
Mexico Government International Bond 5.625%, 01/15/17 (d)	1,260,000	1,273,860
Region of Lombardy Italy 5.804%, 10/25/32 (d)	925,000	889,640
Russian Federation 11.000%, 07/24/18	310,000	443,641

		2,607,141

Gas Utilities—0.4%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	641,762
Suburban Propane Partners, L.P. 6.875%, 12/15/13	1,682,000	1,547,440

		2,189,202

Government Agency—1.0%
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,467,675
Virginia Housing Development Authority 6.000%, 06/25/34	3,360,184	3,286,126

		5,753,801

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—4.1%
HCA, Inc. 6.250%, 02/15/13	$1,143,000	$1,000,125
6.375%, 01/15/15	1,500,000	1,218,750
9.250%, 11/15/16	690,000	679,650
9.625%, 11/15/16	6,996,000	6,926,040
HCA, Inc. (144A) 9.125%, 11/15/14	90,000	89,100
Humana, Inc. 7.200%, 06/15/18	540,000	486,616
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	57,000
7.375%, 02/01/13	325,000	292,500
Tenet Healthcare Corp. (144A) 8.875%, 07/01/19	2,321,000	2,332,605
9.000%, 05/01/15	1,297,000	1,306,727
10.000%, 05/01/18	1,297,000	1,361,850
U.S. Oncology Holdings, Inc. 6.904%, 03/15/12 (a)	5,388,455	4,539,773
UnitedHealth Group, Inc. 6.000%, 02/15/18	1,500,000	1,439,586
Vanguard Health Holdings Co. I, LLC Zero Coupon, 10/01/15	900,000	877,500
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	1,295,000	1,239,963
WellPoint, Inc. 5.875%, 06/15/17	130,000	127,232
7.000%, 02/15/19	630,000	651,273

		24,626,290

Hotels, Restaurants & Leisure—1.7%
Boyd Gaming Corp. 6.750%, 04/15/14	100,000	81,000
Caesars Entertainment, Inc. 8.125%, 05/15/11	6,070,000	5,038,100
El Pollo Loco, Inc. 11.750%, 12/01/12	220,000	225,500
11.750%, 11/15/13	690,000	552,000
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (b)	1,025,000	410,000
MGM Mirage 6.750%, 09/01/12 (d)	320,000	227,200
7.625%, 01/15/17 (d)	385,000	249,288
MGM Mirage (144A) 10.375%, 05/15/14	575,000	596,562
11.125%, 11/15/17	1,380,000	1,462,800
Station Casinos, Inc. 6.500%, 02/01/14 (b)	125,000	2,500
7.750%, 08/15/16 (b) (d)	2,870,000	990,150
Turning Stone Resort Casino Enterprise (144A) 9.125%, 12/15/10	275,000	256,437
Wendy’s/Arby’s Restaurants, LLC (144A) 10.000%, 07/15/16	535,000	511,594

		10,603,131

Security Description	Par Amount	Value*

Household Durables—0.5%
Norcraft Cos., L.P. 9.000%, 11/01/11	$3,135,000	$3,103,650
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (g)	225,000	210,375

		3,314,025

Independent Power Producers & Energy Traders—3.7%
Energy Future Holdings Corp. 11.250%, 11/01/17	15,723,800	9,591,518
Mirant Mid Atlantic Pass Through Trust 10.060%, 12/30/28	2,893,654	2,781,525
Mirant North America, LLC 7.375%, 12/31/13	400,000	384,000
NRG Energy, Inc. 7.375%, 02/01/16	5,490,000	5,194,912
SemGroup, L.P. (144A) 8.750%, 11/15/15 (b)	1,125,000	45,000
The AES Corp. 7.750%, 03/01/14	35,000	33,163
7.750%, 10/15/15	520,000	483,600
8.000%, 10/15/17	3,850,000	3,580,500
8.875%, 02/15/11 (d)	150,000	152,250
9.375%, 09/15/10	403,000	407,030

		22,653,498

Industrial Conglomerates—0.5%
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,057,395

Insurance—0.8%
American International Group, Inc. 5.850%, 01/16/18	350,000	185,167
6.250%, 03/15/37	760,000	188,100
American International Group, Inc. (144A) 8.250%, 08/15/18	1,930,000	1,135,818
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	4,400,000	3,546,242

		5,055,327

IT Services—0.5%
First Data Corp. 9.875%, 09/24/15 (d)	1,000,000	710,000
SunGard Data Systems, Inc. 10.250%, 08/15/15 (d)	2,500,000	2,309,375

		3,019,375

Leisure Equipment & Products—0.0%
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	194,625

Machinery—0.1%
Terex Corp. 10.875%, 06/01/16 (d)	820,000	820,000

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Marine—0.2%
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	$340,000	$246,925
Teekay Corp. 8.875%, 07/15/11	650,000	645,125

		892,050

Media—4.7%
Affinion Group, Inc. 10.125%, 10/15/13	500,000	462,500
11.500%, 10/15/15	1,790,000	1,530,450
Affinion Group, Inc. (144A) 10.125%, 10/15/13	985,000	913,587
AMC Entertainment, Inc. 8.750%, 06/01/19	225,000	211,500
Cablevision Systems Corp. 8.000%, 04/15/12 (d)	1,210,000	1,197,900
CCH I, LLC 11.000%, 10/01/15 (b) (d)	2,984,000	358,080
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	2,190,000	1,773,900
Charter Communications Operating, LLC (144A) 10.000%, 04/30/12 (b)	1,560,000	1,501,500
10.875%, 09/15/14 (b)	6,695,000	6,929,325
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	57,000
Comcast Cable Communications, LLC 8.875%, 05/01/17	600,000	705,466
Comcast Corp. 5.875%, 02/15/18	170,000	172,325
6.500%, 01/15/15	1,890,000	2,004,695
6.500%, 01/15/17	130,000	137,912
CSC Holdings, Inc. 6.750%, 04/15/12	350,000	337,750
CSC Holdings, Inc. (144A) 8.500%, 06/15/15	375,000	368,437
Dex Media West, LLC 8.500%, 08/15/10 (b)	1,170,000	842,400
DirecTV Holdings, LLC 8.375%, 03/15/13	162,000	162,405
EchoStar DBS Corp. 6.625%, 10/01/14	320,000	295,200
7.750%, 05/31/15	2,095,000	1,995,487
Idearc, Inc. 8.000%, 11/15/16 (b)	8,740,000	229,425
News America, Inc. 6.650%, 11/15/37	100,000	89,952
R.H. Donnelley Corp. 6.875%, 01/15/13 (b)	225,000	11,531
8.875%, 01/15/16 (b)	225,000	11,531
Time Warner Cable, Inc. 5.850%, 05/01/17	920,000	918,713
6.750%, 06/15/39	540,000	525,577
8.250%, 04/01/19	1,210,000	1,372,887
8.750%, 02/14/19	350,000	407,730

Security Description	Par Amount	Value*

Media—(Continued)
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	$510,000	$570,856
Time Warner, Inc. 7.625%, 04/15/31	50,000	48,608
7.700%, 05/01/32	30,000	29,480
Univision Communications, Inc. (144A) 12.000%, 07/01/14	2,225,000	2,186,062
UPC Holding BV (144A) 9.875%, 04/15/18	395,000	375,744

		28,735,915

Metals & Mining—2.8%
Alcoa, Inc. 6.000%, 07/15/13	1,840,000	1,797,691
Barrick Gold Corp. 6.950%, 04/01/19	680,000	761,604
Evraz Group S.A. 8.875%, 04/24/13	1,200,000	1,011,001
Evraz Group S.A. (144A) 8.875%, 04/24/13	779,000	638,780
Novelis, Inc. 7.250%, 02/15/15	4,895,000	3,720,200
Ryerson, Inc. 12.000%, 11/01/15 (d)	1,800,000	1,467,000
Steel Dynamics, Inc. 7.375%, 11/01/12	550,000	521,125
Steel Dynamics, Inc. (144A) 8.250%, 04/15/16	3,300,000	3,110,250
Teck Resources, Ltd. (144A) 9.750%, 05/15/14	590,000	610,650
10.250%, 05/15/16	500,000	523,750
10.750%, 05/15/19	970,000	1,042,750
Vale Overseas, Ltd. 6.875%, 11/21/36	1,070,000	1,015,971
Vedanta Resources, Plc. (144A) 8.750%, 01/15/14	880,000	800,800

		17,021,572

Multi-Utilities—0.7%
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	78,200
7.750%, 06/01/19	4,075,000	3,173,406
Dynegy-Roseton Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	438,750
Pacific Gas & Electric Co. 6.050%, 03/01/34	770,000	798,827

		4,489,183

Multiline Retail—0.7%
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	3,810,000	2,305,050
9.000%, 10/15/15 (d)	3,262,634	1,924,954

		4,230,004

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.400%, 03/15/16	$360,000	$331,200

Oil, Gas & Consumable Fuels—6.4%
Anadarko Petroleum Corp. 6.450%, 09/15/36	910,000	818,014
8.700%, 03/15/19	770,000	862,574
Belden & Blake Corp. 8.750%, 07/15/12	1,665,000	1,348,650
Berry Petroleum Co. 10.250%, 06/01/14	680,000	686,800
Chesapeake Energy Corp. 6.250%, 01/15/18 (d)	25,000	20,750
6.375%, 06/15/15	425,000	378,250
6.500%, 08/15/17	450,000	378,000
6.875%, 11/15/20	2,420,000	1,948,100
9.500%, 02/15/15	1,020,000	1,027,650
ConocoPhillips 6.500%, 02/01/39	1,940,000	2,065,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,325,343
El Paso Corp. 7.375%, 12/15/12 (d)	50,000	48,174
7.800%, 08/01/31	45,000	36,707
7.875%, 06/15/12	575,000	564,011
8.250%, 02/15/16	4,255,000	4,137,987
Enterprise Products Operating, LLC 9.750%, 01/31/14	2,630,000	3,023,209
Exco Resources, Inc. 7.250%, 01/15/11	960,000	931,200
Hess Corp. 6.650%, 08/15/11	2,330,000	2,479,896
7.300%, 08/15/31	960,000	990,953
7.875%, 10/01/29	240,000	260,315
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	463,937
7.875%, 09/15/31	2,270,000	2,215,071
Noble Energy, Inc. 8.250%, 03/01/19	1,000,000	1,137,742
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	278,425
8.250%, 12/15/14	310,000	204,600
Peabody Energy Corp. 6.875%, 03/15/13 (d)	120,000	118,800
Pemex Project Funding Master Trust 6.625%, 06/15/35 (d)	410,000	370,817
Plains Exploration & Production Co. 10.000%, 03/01/16 (d)	1,100,000	1,130,250
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	195,000
11.750%, 01/01/16 (d)	780,000	807,300
SandRidge Energy, Inc. 8.625%, 04/01/15	2,000,000	1,795,000
SandRidge Energy, Inc. (144A) 9.875%, 05/15/16 (d)	85,000	82,025
Valero Energy Corp. 4.750%, 06/15/13	50,000	47,850

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Whiting Peteroleum Corp. 7.000%, 02/01/14	$205,000	$190,137
7.250%, 05/01/12	300,000	287,250
Williams Cos., Inc. 7.125%, 09/01/11	50,000	50,993
7.500%, 01/15/31	925,000	814,000
7.625%, 07/15/19	125,000	123,438
7.750%, 06/15/31	1,410,000	1,269,000
7.875%, 09/01/21	1,091,000	1,074,635
8.750%, 03/15/32	455,000	457,275
XTO Energy, Inc. 5.650%, 04/01/16	1,620,000	1,640,070
6.250%, 08/01/17	20,000	21,046
6.500%, 12/15/18	280,000	300,395
6.750%, 08/01/37	200,000	208,791

		38,615,430

Paper & Forest Products—1.0%
Abitibi-Consolidated Co. of Canada (144A) 13.750%, 04/01/11 (a) (b)	1,580,000	1,453,600
Appleton Papers, Inc. 9.750%, 06/15/14 (d)	4,280,000	1,455,200
NewPage Corp. 7.278%, 05/01/12 (d)	1,090,000	534,100
10.000%, 05/01/12	5,080,000	2,438,400

		5,881,300

Pharmaceuticals—0.5%
Pfizer, Inc. 6.200%, 03/15/19	820,000	896,772
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	780,000	831,399
Wyeth 5.500%, 03/15/13 (a)	50,000	53,455
5.950%, 04/01/37	1,190,000	1,231,088

		3,012,714

Real Estate Investment Trusts—0.5%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	64,699
iStar Financial, Inc. (144A) 10.000%, 06/15/14	30,000	22,200
Ventas Realty, L.P. 9.000%, 05/01/12	3,050,000	3,141,500

		3,228,399

Real Estate Management & Development—0.3%
Harrahs Operating Escrow, LLC (144A) 11.250%, 06/01/17	1,685,000	1,592,325
Realogy Corp. 10.500%, 04/15/14 (d)	660,000	285,450
11.000%, 04/15/14	608	192

		1,877,967

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Road & Rail—0.6%
Kansas City Southern de Mexico S.A. de C.V. (144A) 12.500%, 04/01/16	$2,400,000	$2,436,000
RailAmerica, Inc. (144A) 9.250%, 07/01/17	750,000	723,750
The Hertz Corp. 10.500%, 01/01/16 (d)	415,000	369,350

		3,529,100

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 8.875%, 12/15/14 (d)	120,000	60,600
10.125%, 12/15/16	50,000	17,000
Sensata Technologies BV 8.000%, 05/01/14	910,000	447,038

		524,638

Specialty Retail—0.3%
Blockbuster, Inc. 9.000%, 09/01/12 (d)	1,490,000	715,200
Limited Brands, Inc. 6.950%, 03/01/33	60,000	39,616
Michaels Stores, Inc. 10.000%, 11/01/14 (d)	930,000	781,200

		1,536,016

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	120,000
Oxford Industries, Inc. (144A) 11.375%, 07/15/15	1,360,000	1,324,300

		1,444,300

Thrifts & Mortgage Finance—0.0%
Countrywide Home Loans, Inc. 4.000%, 03/22/11	75,000	74,017

Tobacco—0.1%
Altria Group, Inc. 9.700%, 11/10/18	60,000	68,787
Reynolds American, Inc. 6.750%, 06/15/17	575,000	536,879

		605,666

Trading Companies & Distributors—0.8%
H&E Equipment Services, Inc. 8.375%, 07/15/16 (d)	500,000	401,250
RSC Equipment Rental, Inc. 9.500%, 12/01/14 (d)	5,250,000	4,213,125

		4,614,375

Security Description	Par Amount	Value*

U.S. Treasury—5.4%
U.S. Treasury Bonds 3.500%, 02/15/39	$13,766,000	$11,903,323
4.250%, 05/15/39	210,000	207,866
U.S. Treasury Inflation Indexed Bonds (TII) 1.750%, 01/15/28 (d)	8,895,397	8,395,031
2.000%, 01/15/26	1,514,749	1,483,033
2.375%, 01/15/27	4,319,111	4,471,628
U.S. Treasury Notes 2.750%, 02/15/19	2,611,000	2,445,358
3.125%, 05/15/19	471,000	455,546
3.250%, 05/31/16	2,840,000	2,852,425
4.750%, 05/31/12	640,000	697,800

		32,912,010

Wireless Telecommunication Services—0.5%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	490,000	478,929
Cricket Communications, Inc. (144A) 7.750%, 05/15/16	1,555,000	1,496,687
New Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	60,941
Nextel Communications, Inc. 7.375%, 08/01/15	800,000	638,000
Rogers Communications, Inc. 6.800%, 08/15/18	430,000	460,971

		3,135,528

Yankee—0.1%
Methanex Corp. 8.750%, 08/15/12	225,000	214,875
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	174,250
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	196,625
TNK-BP Finance S.A. 7.500%, 07/18/16	108,000	92,167

		677,917

Total Fixed Income (Identified Cost $765,382,525)		600,016,275

Term Loans—0.3%

IT Services—0.3%
First Data Corp. 3.223%, 07/18/16 (a)	2,358,000	1,764,289

Total Term Loans (Identified Cost $2,263,680)		1,764,289

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Preferred Stock—0.2%

Security Description	Shares	Value*

Diversified Financial Services—0.2%
Preferred Blocker, Inc. (144A) (h)	2,564	$1,102,680

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp.	117,175	142,954
Federal National Mortgage Association	84,850	113,699
Federal National Mortgage Association (144A) (d)	3,400	5,270

		261,923

Total Preferred Stock (Identified Cost $5,783,805)		1,364,603

Common Stock—0.0%

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (f) (h)	2,424	5,454

Total Common Stock (Identified Cost $98,629)		5,454

Warrants—0.0%

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (c) (f) (h)	125	0

Yankee—0.0%
Republic of Venezuela (h)	3,750	73,125

Total Warrants (Identified Cost $40,147)		73,125

Short Term Investments—12.9%
Security Description	Shares/Par Amount	Value*

Discount Notes—2.5%
Federal National Mortgage Association 0.010%, 08/03/09	$15,000,000	$14,998,075

Mutual Funds—5.5%
State Street Navigator Securities Lending Prime Portfolio (i)	33,613,335	33,613,335

Repurchase Agreement—4.9%
JP Morgan Tri Party Repurchase Agreement dated 06/30/09 at 0.040% to be repurchased at $29,700,033 on 07/01/09, collateralized by $30,343,000 Federal Home Loan Bank due 09/09/30 with a value of $30,293,999.	29,700,000	29,700,000

Total Short Term Investments (Identified Cost $78,311,410)		78,311,410

Total Investments—112.1% (Identified Cost $851,880,196) (j)		681,535,156
Liabilities in excess of other assets		(73,833,695)

Net Assets—100%		$607,701,461

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(b)	Non-Income Producing; Defaulted Bond.
(c)	Zero Valued Security.
(d)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $33,211,831 and the collateral received consisted of cash in the amount of $33,613,335. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	Security was valued in good faith under procedures established by the Board of Directors.
(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. Rate disclosed is as of June 30, 2009.
(h)	Non-Income Producing.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $852,342,237 and the composition of unrealized appreciation and depreciation of investment securities was $10,900,651 and $(181,707,732), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $107,598,969, which is 17.7% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Futures Contracts

Futures Contracts - Long*	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
90 Day Eurodollar Futures	JPMorgan Chase	12/14/2009	269	$66,402,333	$66,641,388	$239,055
90 Day Eurodollar Futures	JPMorgan Chase	3/15/2010	472	116,186,085	116,613,500	427,415
90 Day Eurodollar Futures	JPMorgan Chase	6/14/2010	101	24,744,305	24,859,888	115,583
U.S. Treasury Notes 2 Year Futures	JPMorgan Chase	9/30/2009	71	15,396,152	15,351,531	(44,621)
U.S. Treasury Notes 5 Year Futures	JPMorgan Chase	9/30/2009	192	22,069,741	22,026,000	(43,741)
U.S. Treasury Note 10 Year Futures	JPMorgan Chase	9/21/2009	864	99,482,804	100,453,500	970,696

Futures Contracts - Short*
German Euro Bund Futures	Barclays Capital	9/8/2009	(87)	(14,506,370)	(14,768,607)	(262,237)
U.S. Treasury Bond 30 Year Futures	JPMorgan Chase	9/21/2009	(64)	(7,222,743)	(7,575,000)	(352,257)

Net Unrealized Appreciation						$1,049,893

Options Written

Options Written-Calls*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
Eurodollar Futures 97.625 Call	JPMorgan Chase	9/14/2009	(10)	$(7,700)	$(42,688)	$(34,988)

Options Written-Puts*
Eurodollar Futures 98.375 Put	Barclays Capital	3/15/2010	(304)	(270,743)	(159,600)	111,143

Net Unrealized Appreciation						$76,155

*	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Chemicals	$—	$—	$5,454	$5,454
Preferred Stock
Diversified Financial Services	—	1,102,680	—	1,102,680
Thrifts & Mortgage Finance	256,653	5,270	—	261,923
Total Preferred Stock	256,653	1,107,950	—	1,364,603

Warrants
Wireless Telecommunication Services	—	—	—	—
Yankee	—	—	73,125	73,125
Total Warrants	—	—	73,125	73,125

Fixed Income
Aerospace & Defense	—	3,597,097	—	3,597,097
Airlines	—	2,216,351	—	2,216,351
Asset Backed	—	31,490,875	—	31,490,875
Auto Components	—	2,985,750	—	2,985,750
Automobiles	—	1,407,363	—	1,407,363
Beverages	—	1,350,430	—	1,350,430
Building Products	—	3,178,800	—	3,178,800
Capital Markets	—	5,749,242	—	5,749,242
Chemicals	—	273,000	—	273,000
Collateralized-Mortgage Obligation	—	87,011,542	—	87,011,542
Commercial Banks	—	6,567,862	740,000	7,307,862
Commercial Mortgage-Backed Securities	—	17,187,184	—	17,187,184
Commercial Services & Supplies	—	3,337,250	—	3,337,250
Communications Equipment	—	2,530,425	—	2,530,425
Construction & Engineering	—	3,529,275	—	3,529,275
Consumer Finance	—	7,940,408	—	7,940,408
Containers & Packaging	—	270,419	—	270,419
Diversified Consumer Services	—	3,180,413	—	3,180,413
Diversified Financial Services	—	80,184,912	—	80,184,912
Diversified Telecommunication Services	—	14,282,471	—	14,282,471
Electric Utilities	—	7,572,757	—	7,572,757
Energy Equipment & Services	—	7,490,919	—	7,490,919
Federal Agencies	—	55,951,229	—	55,951,229
Food & Staples Retailing	—	4,955,715	—	4,955,715
Food Products	—	3,771,475	—	3,771,475
Foreign Government	—	2,607,141	—	2,607,141
Gas Utilities	—	2,189,202	—	2,189,202
Government Agency	—	5,753,801	—	5,753,801
Health Care Providers & Services	—	24,626,290	—	24,626,290
Hotels, Restaurants & Leisure	—	10,603,131	—	10,603,131
Household Durables	—	3,314,025	—	3,314,025
Independent Power Producers & Energy Traders	—	22,653,498	—	22,653,498
Industrial Conglomerates	—	3,057,395	—	3,057,395
Insurance	—	5,055,327	—	5,055,327
IT Services	—	3,019,375	—	3,019,375
Leisure Equipment & Products	—	194,625	—	194,625
Machinery	—	820,000	—	820,000

The accompanying notes are an integral part of the financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Description	Level 1	Level 2	Level 3	Total
Marine	$—	$892,050	$—	$892,050
Media	—	28,735,915	—	28,735,915
Metals & Mining	—	17,021,572	—	17,021,572
Multi-Utilities	—	4,489,183	—	4,489,183
Multiline Retail	—	4,230,004	—	4,230,004
Office Electronics	—	331,200	—	331,200
Oil, Gas & Consumable Fuels	—	38,615,430	—	38,615,430
Paper & Forest Products	—	5,881,300	—	5,881,300
Pharmaceuticals	—	3,012,714	—	3,012,714
Real Estate Investment Trusts	—	3,228,399	—	3,228,399
Real Estate Management & Development	—	1,877,967	—	1,877,967
Road & Rail	—	3,529,100	—	3,529,100
Semiconductors & Semiconductor Equipment	—	524,638	—	524,638
Specialty Retail	—	1,536,016	—	1,536,016
Textiles, Apparel & Luxury Goods	—	1,444,300	—	1,444,300
Thrifts & Mortgage Finance	—	74,017	—	74,017
Tobacco	—	605,666	—	605,666
Trading Companies & Distributors	—	4,614,375	—	4,614,375
U.S. Treasury	—	32,912,010	—	32,912,010
Wireless Telecommunication Services	—	3,135,528	—	3,135,528
Yankee	—	677,917	—	677,917
Total Fixed Income	—	599,276,275	740,000	600,016,275

Term Loans
IT Services	—	—	1,764,289	1,764,289
Short Term Investments
Discount Notes	—	14,998,075	—	14,998,075
Mutual Funds	33,613,335	—	—	33,613,335
Repurchase Agreement	—	29,700,000	—	29,700,000
Total Short Term Investments	33,613,335	44,698,075	—	78,311,410
Total Investments	$33,869,988	$645,082,300	$2,582,868	$681,535,156

Futures Contracts*
Futures Contracts Long (Appreciation)	$1,752,749	$—	$—	$1,752,749
Futures Contracts Long (Depreciation)	(88,362)	—	—	(88,362)
Futures Contracts Short (Depreciation)	(539,302)	—	—	(539,302)
Total Futures Contracts	1,125,085	—	—	1,125,085

Options Written*
Options Written Calls (Depreciation)	(34,988)	—	—	(34,988)
Options Written Puts (Appreciation)	111,143	—	—	111,143
Total Options Written	76,155	—	—	76,155

*	Derivative instruments such as forwards, futures, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stock	Warrants	Fixed Income	Term Loans	Total
Balance as of December 31, 2008	$16,968	$5	$93,750	$355,453	$1,521,488	$1,987,664
Transfers In (Out) of Level 3	0	0	0	0	0	0
Accrued discounts/premiums	0	0	0	47,561	0	47,561
Realized Gain (Loss)	0	(300)	0	(509,052)	720	(508,632)
Change in unrealized appreciation (depreciation)	(11,514)	295	(20,625)	846,038	260,081	1,074,275
Net Purchases (Sales)	0	0	0	0	(18,000)	(18,000)
Balance as of June 30, 2009	$5,454	$0	$73,125	$740,000	$1,764,289	$2,582,868

The accompanying notes are an integral part of the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$681,535,156
Cash		183,670
Receivable for:
Securities sold		13,832,524
Fund shares sold		320,471
Accrued interest		9,548,911
Foreign taxes		59,170

Total Assets		705,479,902
Liabilities
Payable for:
Securities purchased	$62,256,026
Fund shares redeemed	575,699
Futures variation margin	611,305
Withholding taxes	15,505
Collateral for securities loaned	33,613,335
Options written, at fair value (c)	202,288
Accrued expenses:
Management fees	311,603
Distribution & service fees	46,371
Deferred directors’ fees	11,564
Other expenses	134,745

Total Liabilities		97,778,441

Net Assets		$607,701,461

Net assets consists of:
Capital paid in		$785,251,533
Undistributed net investment income		25,551,543
Accumulated net realized losses		(33,924,888)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(169,176,727)

Net Assets		$607,701,461

Net Assets
Class A		$347,083,039
Class B		179,353,986
Class E		81,264,436

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		33,268,746
Class B (35,000,000)		17,248,183
Class E (16,750,000)		7,806,459

Net Asset Value and Redemption Price Per Share
Class A		$10.43
Class B		10.40
Class E		10.41

(a) Identified cost of investments		$851,880,196
(b) Includes cash collateral for securities loaned of		33,613,335
(c) Premiums received on written options		278,443

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends		$80,858
Interest		28,520,927	(a)(b)

		28,601,785
Expenses
Management fees	$2,197,640
Distribution & service fees—Class B	206,665
Distribution & service fees—Class E	57,845
Directors’ fees and expenses	16,830
Custodian	59,098
Audit and tax services	19,174
Legal	13,655
Printing	95,549
Insurance	6,134
Miscellaneous	4,686

Total expenses		2,677,276

Net Investment Income		25,924,509

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(28,770,094)
Futures contracts—net	(3,025,637)
Foreign currency transactions—net	15
Options—net	2,096,742	(29,698,974)

Change in unrealized appreciation (depreciation) on:
Investments—net	87,832,541
Futures contracts—net	(4,174,158)
Options—net	2,754,820	86,413,203

Net gain		56,714,229

Net Increase in Net Assets From Operations		$82,638,738

(a)	Includes income on securities loaned of $201,577.
(b)	Net of foreign taxes of $19,894.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$25,924,509	$61,464,676
Net realized gain (loss)	(29,698,974)	19,518,732
Change in unrealized appreciation (depreciation)	86,413,203	(238,990,642)

Increase (decrease) in net assets from operations	82,638,738	(158,007,234)

From Distributions to Shareholders
Net investment income
Class A	(41,585,074)	(28,408,409)
Class B	(11,745,960)	(8,483,742)
Class E	(5,534,384)	(4,435,092)

	(58,865,418)	(41,327,243)

Net realized gain
Class A	(18,354,068)	(4,191,405)
Class B	(5,381,003)	(1,336,607)
Class E	(2,499,399)	(680,867)

	(26,234,470)	(6,208,879)

Total distributions	(85,099,888)	(47,536,122)

Decrease in net assets from capital share transactions	(181,320,423)	(69,742,945)

Total decrease in net assets	(183,781,573)	(275,286,301)

Net Assets
Beginning of the period	791,483,034	1,066,769,335

End of the period	$607,701,461	$791,483,034

Undistributed Net Investment Income
End of the period	$25,551,543	$58,492,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	4,398,990	$44,899,375	13,155,483	$156,957,768
Reinvestments	6,316,032	59,939,142	2,707,626	32,599,814
Redemptions	(29,952,683)	(290,826,523)	(18,154,270)	(206,280,393)

Net decrease	(19,237,661)	$(185,988,006)	(2,291,161)	$(16,722,811)

Class B
Sales	673,141	$6,819,405	1,612,409	$19,385,190
Reinvestments	1,810,461	17,126,963	817,681	9,820,349
Redemptions	(1,834,143)	(18,704,830)	(4,895,477)	(55,151,766)

Net increase (decrease)	649,459	$5,241,538	(2,465,387)	$(25,946,227)

Class E
Sales	189,712	$1,940,280	477,667	$5,666,238
Reinvestments	848,340	8,033,783	425,621	5,115,959
Redemptions	(1,034,624)	(10,548,018)	(3,313,362)	(37,856,104)

Net increase (decrease)	3,428	$(573,955)	(2,410,074)	$(27,073,907)

Decrease derived from capital share transactions		$(181,320,423)		$(69,742,945)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.30		$12.70	$12.58	$12.72	$13.04	$12.61

Income (Loss) From Investment Operations
Net investment income	0.38	(a)	0.74 (a)	0.63 (a)	0.38	0.36	0.46
Net realized and unrealized gain (loss) of investments	0.89		(2.58)	(0.15)	0.22	(0.01)	0.35

Total from investment operations	1.27		(1.84)	0.48	0.60	0.35	0.81

Less Distributions
Distributions from net investment income	(0.79)		(0.49)	(0.35)	(0.64)	(0.41)	(0.38)
Distributions from net realized capital gains	(0.35)		(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(1.14)		(0.56)	(0.36)	(0.74)	(0.67)	(0.38)

Net Asset Value, End of Period	$10.43		$10.30	$12.70	$12.58	$12.72	$13.04

Total Return (%)	13.13	(b)	(15.00)	4.03	5.06	2.83	6.61
Ratio of operating expenses to average net assets (%)	0.68	(c)	0.65	0.66	0.72	0.75	0.77
Ratio of net investment income to average net assets (%)	7.40	(c)	6.34	5.03	4.91	4.11	3.79
Portfolio turnover rate (%)	286	(c)	280	504	700	507	393
Net assets, end of period (in millions)	$347.08		$541.02	$696.19	$366.98	$213.91	$164.21

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.26		$12.65	$12.53	$12.66	$12.99	$12.58

Income (Loss) From Investment Operations
Net investment income	0.36	(a)	0.71 (a)	0.59 (a)	0.54	0.40	0.39
Net realized and unrealized gain (loss) of investments	0.89		(2.57)	(0.14)	0.03	(0.08)	0.38

Total from investment operations	1.25		(1.86)	0.45	0.57	0.32	0.77

Less Distributions
Distributions from net investment income	(0.76)		(0.46)	(0.32)	(0.60)	(0.39)	(0.36)
Distributions from net realized capital gains	(0.35)		(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(1.11)		(0.53)	(0.33)	(0.70)	(0.65)	(0.36)

Net Asset Value, End of Period	$10.40		$10.26	$12.65	$12.53	$12.66	$12.99

Total Return (%)	13.08	(b)	(15.20)	3.70	4.82	2.56	6.29
Ratio of operating expenses to average net assets (%)	0.93	(c)	0.90	0.91	0.97	1.00	1.02
Ratio of net investment income to average net assets (%)	7.12	(c)	6.08	4.77	4.66	3.92	3.66
Portfolio turnover rate (%)	286	(c)	280	504	700	507	393
Net assets, end of period (in millions)	$179.35		$170.29	$241.18	$198.63	$120.59	$36.35

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.27		$12.67	$12.55	$12.68	$13.00	$12.58

Income (Loss) From Investment Operations
Net investment income	0.37	(a)	0.72 (a)	0.61 (a)	0.62	0.50	0.38
Net realized and unrealized gain (loss) of investments	0.90		(2.58)	(0.15)	(0.03)	(0.17)	0.41

Total from investment operations	1.27		(1.86)	0.46	0.59	0.33	0.79

Less Distributions
Distributions from net investment income	(0.78)		(0.47)	(0.33)	(0.62)	(0.39)	(0.37)
Distributions from net realized capital gains	(0.35)		(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(1.13)		(0.54)	(0.34)	(0.72)	(0.65)	(0.37)

Net Asset Value, End of Period	$10.41		$10.27	$12.67	$12.55	$12.68	$13.00

Total Return (%)	13.07	(b)	(15.10)	3.89	4.85	2.67	6.48
Ratio of operating expenses to average net assets (%)	0.83	(c)	0.80	0.81	0.87	0.90	0.92
Ratio of net investment income to average net assets (%)	7.22	(c)	6.15	4.87	4.75	3.95	3.64
Portfolio turnover rate (%)	286	(c)	280	504	700	507	393
Net assets, end of period (in millions)	$81.26		$80.17	$129.39	$137.05	$151.88	$144.61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

(a) Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

(b) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a broad asset class, to maintain exposure to the broad markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(c) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under SFAS No.133), categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation	$1,752,749	*	Net Assets—Unrealized depreciation	$(702,856)*
Interest Rate Contracts	Receivables	—		Payables—Options written	(202,288)

Total		$1,752,749			$(905,144)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Derivatives not accounted for as hedging instruments under Statement 133
Location	Interest Rate Contracts
Statement of Operations—Realized Gain (Loss)
Futures Contracts—net	$(3,025,637)
Foreign Currency Contracts—net	—
Options—net	2,096,742

Total	$(928,895)

Location	Interest Rate Contracts
Statement of Operations—Change in Unrealized Gain (Loss)
Futures Contracts—net	$(4,174,158)
Foreign Currency Contracts—net	—
Options—net	2,754,820

Total	$(1,419,338)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2009 was $121,967,903 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $135,689,601 (representing 22.3% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$45,638,965	$21,761,307	$1,897,157	$—	$—	$—	$47,536,122	$21,761,307

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$73,731,214	$10,830,853	$(259,588,279)	$—	$(175,026,212)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$922,152,142	$121,206,193	$1,088,496,044	$231,899,043

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	960	$786,125
Options written	624	382,847
Options closed	(983)	(641,794)
Options expired	(591)	(519,478)

Options outstanding June 30, 2009	10	$7,700

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,277	$1,255,419
Options written	1,742	1,729,019
Options closed	(1,880)	(1,664,640)
Options expired	(835)	(1,049,055)

Options outstanding June 30, 2009	304	$270,743

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,197,640	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 0.46%, 0.29%, and 0.40%, respectively, compared to its benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, which returned -1.52%.

MARKET ENVIRONMENT/CONDITIONS

To a great extent, the financial markets in 2008 were characterized by periods of extreme volatility, illiquidity, frozen credit conditions and heightened risk aversion. Collectively, this caused investors to flock to the safety of short-term Treasuries, driving their yields lower and their prices higher. In contrast, non-Treasuries generally performed poorly, with their spreads moving, in some cases, to historically wide levels.

The market then largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (the “Fed”), the U.S. Department of Treasury and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-backed Securities Loan Facility (TALF).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rate from 5.25% in August 2007 to a range of 0 to 0.25% in December 2008—an historic low—the Fed has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 0.25% and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” on major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Even though conditions in the financial markets improved during the first half of the year, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter U.S. gross domestic product (“GDP”) growth contracted 0.5% and 6.3%, respectively, with the latter being the worst quarterly reading since 1982. Economic weakness has continued in 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

While economic news was largely bleak during the first quarter of 2009, there were some indications that things were becoming “less negative” during the second quarter. For example, while the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from its pace earlier in the year. Another strain on the economy, the long-ailing housing market, appeared to also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

Over the six-months covered by this report, longer-term yields moved higher than their short-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO REVIEW/CURRENT POSITIONING

The structure of the Portfolio changed significantly from year-end to the end of the June 2009. The allocation to nominal U.S. Treasury securities was raised from approximately 5% at year-end to 17%. Treasury Inflation Linked Securities (TIPS) were held steady around 5%. The allocation to agency mortgage-backed securities (MBS) was reduced from approximately 77% at the beginning of the period to approximately 45% by June 2009. The outperformance of the agency MBS sector, in which the risk premium had declined, and the significant rise in yields on U.S. Treasury securities, motivated the reduction of agency MBS exposure and the reallocation to U.S. Treasuries. The agency MBS sector performed very well as the Federal Reserve increased the amount that it intended to buy during 2009.

The Portfolio posted positive excess returns for the first six months. The main contributors to performance were duration positioning, TIPS exposure, and agency MBS exposure. The Portfolio’s underweight to agency debt was a detractor. Specific issue selection in the ABS and non-agency structured product sectors detracted slighty from overall performance.

We continued to reduce the sector as MBS performed much better as compared to similar duration U.S. Treasury securities. This performance was due to the unprecedented buy program in the securities by the Federal Reserve. We consider current allocation to be more neutral over a longer time horizon. Portfolio duration versus the benchmark was short in the beginning of the period given our concern over rising interest rates. During the period we gradually lengthened the duration given our belief that the rise in rates was excessive compared to the economic fundamentals and inflation. Finally, we continued to hold the non-Agency sector given our view that the securities are substantially undervalued.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year	Since Inception
Western Asset Management U.S. Government Portfolio
Class A	0.46	0.46	2.65	4.08	—
Class B	0.29	0.21	2.39	—	2.45
Class E	0.40	0.31	2.50	—	3.18
Barclays Capital U.S. Intermediate Government Bond Index	-1.52	6.42	5.00	5.63	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	29.8
Federal Home Loan Mortgage Corp.	16.3
U.S. Treasury Notes	13.7
Federal Home Loan Bank	3.1
U.S. Treasury Bonds	2.7
U.S. Treasury Inflation Indexed Notes (TII)	2.5
U.S. Treasury Inflation Indexed Bonds (TII)	2.2
Federal Farm Credit Bank	2.1
Government National Mortgage Association	1.5
Financing Corp. Strips	0.9

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	52.6
Government	26.4
Cash & Cash Equivalents	13.9
Index-Linked	4.8
Asset Backed	1.2
Commercial Mortgage-Backed	1.1

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Western Asset Mgt. U.S. Government—Class A	Actual	0.52%	$1,000.00	$1,004.60	$2.58
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

Western Asset Mgt. U.S. Government—Class B	Actual	0.77%	$1,000.00	$1,002.90	$3.82
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

Western Asset Mgt. U.S. Government—Class E	Actual	0.67%	$1,000.00	$1,004.00	$3.33
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—85.9% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—2.4%
AAMES Mortgage Investment Trust (144A) 0.464%, 08/25/35 (a)	$94,777	$89,740
ACE Securities Corp. 0.444%, 02/25/31 (a)	3,188,905	1,917,887
Bayview Financial Aquisition Trust 0.698%, 08/28/44 (a)	47,290	40,334
Bayview Financial Asset Trust (144A) 0.914%, 12/25/39 (a)	697,598	411,562
Bear Stearns Asset Backed Securities Trust 0.424%, 10/25/36 (a)	1,153,695	1,050,650
0.664%, 09/25/34 (a)	2,318,444	2,149,900
Bravo Mortgage Asset Trust (144A) 0.444%, 07/25/36 (a)	33,865	33,352
Carrington Mortgage Loan Trust 0.474%, 10/25/36 (a)	1,200,000	425,213
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.489%, 09/15/18 (a)	3,667,603	2,285,760
Countrywide Home Equity Loan Trust 0.459%, 12/25/31 (a)	4,240,743	1,275,474
0.599%, 02/15/34 (a)	617,458	253,579
0.609%, 02/15/34 (a)	414,920	142,679
0.689%, 12/15/28 (a)	396,718	306,670
0.869%, 08/15/37 (a)	713,268	318,617
EMC Mortgage Loan Trust (144A) 0.764%, 12/25/42 (a)	182,138	138,535
Fremont Home Loan Trust 0.414%, 08/25/36 (a)	586,442	348,813
GMAC Mortgage Corp. Loan Trust 0.494%, 07/25/36 (a)	1,552,167	466,657
0.524%, 11/25/36 (a)	8,366,452	2,552,508
GSAMP Trust 0.404%, 07/05/36 (a)	1,577,420	197,376
GSR Mortgage Loan Trust 0.584%, 11/25/30 (a)	1,920,333	111,742
Indymac Seconds Asset Backed Trust 0.444%, 06/25/36 (a)	5,563,099	395,262
Lehman XS Trust 0.404%, 02/25/37 (a)	3,079,303	1,804,055
0.434%, 06/25/37 (a)	4,060,326	2,827,999
Morgan Stanley Mortgage Loan Trust 0.404%, 09/25/46 (a)	515,858	413,807
0.434%, 10/25/36 (a)	1,405,414	1,274,053
0.464%, 03/25/36 (a)	3,156,526	572,418
Natixis Real Estate Capital Trust 0.444%, 07/25/37 (a)	519,227	267,089
Nelnet Student Loan Trust 2.572%, 04/25/24 (a)	2,490,000	2,453,347
Option One Mortgage Loan Trust 0.894%, 06/25/33 (a)	220,946	132,093
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	2,578,660	1,417,255
RAAC Series (144A) 0.584%, 05/25/36 (a)	3,982,816	1,346,209
SACO I, Inc. 0.444%, 06/25/36 (a)	3,842,325	266,151

Security Description	Par Amount	Value*

Asset Backed—(Continued)
SACO I, Inc. 0.464%, 04/25/36 (a)	$1,546,711	$183,203
0.564%, 07/25/35 (a)	66,593	57,296
0.574%, 06/25/36 (a)	51,700	14,182
SLM Student Loan Trust 1.082%, 07/25/17 (a)	2,254,252	2,252,777
1.102%, 10/25/17 (a)	247,159	247,179
Soundview Home Equity Loan Trust 5.589%, 10/25/36 (a)	3,692,753	2,786,661
Structured Asset Securities Corp. (144A) 0.424%, 02/25/36 (a) (b)	2,880,797	319,459

		33,547,543

Collateralized-Mortgage Obligation—6.7%
American Home Mortgage Assets 0.504%, 11/25/36 (a)	4,502,922	1,822,482
0.504%, 09/25/46 (a)	1,631,479	684,807
Banc of America Funding Corp. 3.433%, 06/20/35 (a)	679,080	280,104
5.791%, 10/25/36 (a)	349,638	298,583
Banc of America Mortgage Securities, Inc. 5.005%, 07/25/35 (a)	434,896	279,000
Bear Stearns Alt-A Trust 5.956%, 05/25/36 (a)	3,025,263	1,277,659
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	810,928	653,792
Countrywide Alternative Loan Trust 0.504%, 09/25/46 (a)	776,265	293,901
0.515%, 07/25/36 (a)	7,429,036	2,858,386
0.545%, 07/20/35 (a)	2,296,984	1,018,282
0.584%, 11/25/35 (a)	454,890	206,085
0.604%, 05/25/34 (a)	7,623,933	4,478,708
1.414%, 02/25/36 (a)	3,248,523	937,048
Deutsche Mortgage Securities, Inc. (144A) 5.119%, 06/26/35 (a)	4,670,000	3,020,960
First Horizon Alternative Mortgage Securities 0.684%, 02/25/37 (a)	673,149	297,982
GMAC Mortgage Corp. Loan Trust 5.468%, 11/19/35 (a)	1,792,827	1,159,346
Greenpoint Mortgage Funding Trust 0.394%, 03/25/37 (a)	825,663	409,912
GSMPS Mortgage Loan Trust (144A) 5.400%, 06/25/34 (a)	7,801,561	3,585,534
GSR Mortgage Loan Trust 5.056%, 04/25/35 (a)	1,745,025	1,063,645
Harborview Mortgage Trust 0.463%, 03/19/38 (a)	860,142	330,932
0.493%, 11/19/46 (a)	297,654	122,119
0.513%, 10/19/37 (a)	766,421	328,018
Impac Secured Assets CMN Owner Trust 0.634%, 03/25/36 (a)	8,687,970	3,570,493
JPMorgan Mortgage Trust 4.594%, 07/25/34 (a)	1,377,827	1,205,970
Lehman XS Trust 0.444%, 06/25/37 (a)	752,093	509,865
Luminent Mortgage Trust 0.504%, 05/25/46(a)	5,511,656	2,059,380

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Mastr Adjustable Rate Mortgages Trust 0.514%, 05/25/47 (a)	$11,546,486	$4,662,457
2.239%, 12/25/46 (a)	10,673,939	3,031,612
4.948%, 02/25/34 (a)	450,405	300,602
5.372%, 12/25/34 (a)	40,174	26,394
Mastr Reperforming Loan Trust (144A) 0.664%, 05/25/35 (a)	700,503	482,836
5.129%, 05/25/35 (a)	8,031,372	6,015,177
5.871%, 05/25/36 (a)	6,721,455	5,006,434
Merrill Lynch Mortgage Investors, Inc. 0.584%, 04/25/35 (a)	126,059	73,018
Morgan Stanley Mortgage Loan Trust 0.384%, 06/25/36 (a)	2,606,967	2,177,407
4.149%, 07/25/35 (a)	633,118	365,254
4.358%, 06/26/36 (a)	5,095,829	3,821,119
5.274%, 10/25/34 (a)	362,407	278,291
Novastar Mortgage-Backed Notes 0.504%, 06/25/36 (a)	5,521,457	2,300,330
Provident Funding Mortgage Loan Trust 3.943%, 10/25/35 (a)	452,924	374,780
4.312%, 05/25/35 (a)	2,740,488	1,809,199
Residential Accredit Loans, Inc. 0.404%, 10/25/46 (a)	5,053,015	4,138,721
0.474%, 01/25/37 (a)	986,013	396,737
0.714%, 10/25/45 (a)	838,813	380,755
5.814%, 12/25/35 (a)	5,010,805	2,162,652
Residential Funding Mortgage Securities I 4.750%, 12/25/18	3,066,499	3,050,209
SACO I, Inc. (144A) 8.966%, 06/25/21 (a)	3,929,556	4,015,338
Structured Adjustable Rate Mortgage Loan Trust 5.336%, 05/25/35 (a)	9,052,028	4,981,198
Structured Asset Mortgage Investments, Inc. 0.494%, 09/25/37 (a)	4,877,985	1,663,532
0.494%, 07/25/46 (a)	513,667	211,093
0.524%, 08/25/36 (a)	854,510	351,979
Thornburg Mortgage Securities Trust 0.439%, 06/25/37 (a)	7,984,112	7,111,319
6.190%, 09/25/37 (a)	331,818	213,263
6.207%, 09/25/37 (a)	356,681	257,786
WaMu Mortgage Pass-Through Certificates 0.574%, 11/25/45 (a)	163,847	79,272
0.584%, 12/25/45 (a)	4,498,595	2,125,143
0.604%, 12/25/45 (a)	358,759	167,659
0.634%, 08/25/45 (a)	409,773	222,243
0.714%, 08/25/45 (a)	842,000	278,742
4.668%, 04/25/35	100,000	55,452

		95,340,996

Commercial Mortgage-Backed Securities—1.1%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	60,007
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	5,100,000	3,495,416
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	780,000	574,150

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 5.429%, 12/12/43	$8,240,000	$6,661,457
LB-UBS Commercial Mortgage Trust 5.661%, 03/15/39 (a)	3,480,000	2,927,753
Merrill Lynch Mortgage Trust 5.840%, 05/12/39 (a)	2,757,500	2,245,040

		15,963,823

Federal Agencies—52.8%
Federal Farm Credit Bank 2.750%, 05/04/10	29,000,000	29,549,115
Federal Home Loan Bank 3.100%, 02/04/10	30,185,000	30,654,528
5.250%, 12/11/20	12,000,000	12,704,676
Federal Home Loan Mortgage Corp. 2.125%, 03/23/12 (c)	9,200,000	9,283,186
4.000%, 05/01/19	120,858	123,062
4.090%, 01/01/35 (a)	66,955	68,804
4.161%, 01/01/35 (a)	117,526	121,124
4.500%, 04/15/32	304,579	302,674
4.500%, 04/01/33	1,827,516	1,827,784
4.500%, 04/01/35	1,418,736	1,416,727
5.000%, 12/01/18	1,191,898	1,238,169
5.000%, 08/01/19	1,671,159	1,743,646
5.000%, 08/01/33	215,553	220,429
5.000%, 12/01/34	301,434	308,110
5.000%, 10/01/35	7,345,389	7,500,044
5.000%, 05/01/36	2,123,138	2,167,840
5.125%, 11/17/17 (c)	6,500,000	7,133,932
5.250%, 04/18/16	8,480,000	9,387,487
5.500%, 07/01/35	1,725,136	1,786,846
5.500%, 10/01/35	6,297,734	6,523,013
5.500%, 07/01/37	3,251,682	3,361,395
5.500%, 12/01/37	102,452,304	105,927,258
5.554%, 11/01/37 (a)	1,311,417	1,372,396
5.676%, 01/01/37 (a)	998,749	1,050,745
5.753%, 02/01/37 (a)	118,245	124,351
5.835%, 11/01/37 (a)	1,116,419	1,170,610
5.854%, 01/01/37 (a)	1,629,786	1,712,068
5.867%, 05/01/37 (a)	271,737	285,460
5.923%, 05/01/37 (a)	312,473	329,194
6.000%, 10/01/10	75	78
6.000%, 10/01/28	58,292	61,500
6.000%, 11/01/28	75,157	79,292
6.000%, 12/01/31	70,271	73,983
6.000%, 10/01/37	5,590,109	5,840,900
6.000%, 12/01/37	55,645,594	58,142,038
6.382%, 10/01/36 (a)	627,835	662,032
6.500%, 08/01/13	9,230	9,700
6.500%, 03/01/26	1,982	2,130
6.500%, 07/01/26	39,439	42,386
6.500%, 09/01/31	131,819	141,461
7.000%, 07/01/11	2,833	2,967
7.500%, 05/01/32	203,489	219,878
8.000%, 12/01/19	8,832	9,510
8.000%, 07/01/20	21,302	22,972

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 8.000%, 09/01/30	$17,089	$18,797
8.500%, 06/15/21	126,175	136,703
9.000%, 10/01/17	3,186	3,521
Federal National Mortgage Association 1.875%, 04/20/12 (c)	9,500,000	9,538,627
4.000%, 08/01/19	59,513	60,635
4.000%, 08/01/20	922,134	924,823
4.000%, 05/01/33	733,258	719,348
4.248%, 12/01/34 (a)	168,561	173,910
4.332%, 11/01/34 (a)	123,525	126,513
4.500%, 05/01/19	912,180	944,923
4.500%, 09/01/19	2,085,444	2,160,302
4.500%, 03/01/20	430,115	443,539
4.500%, 04/01/20	15,777	16,269
4.500%, 08/01/35	144,577	144,779
4.500%, 10/01/35	337,674	338,145
4.750%, 11/19/12 (c)	7,550,000	8,211,063
5.000%, 10/01/17	1,886,434	1,975,921
5.000%, 12/01/17	10,856,763	11,371,782
5.000%, 02/01/18	2,274,614	2,382,208
5.000%, 03/01/18	1,863,546	1,948,735
5.000%, 04/01/18	2,721,329	2,849,571
5.000%, 05/01/18	909,622	952,488
5.000%, 06/01/18	2,610,942	2,733,983
5.000%, 11/01/18	2,925,293	3,063,148
5.000%, 10/01/20	1,615,789	1,683,349
5.000%, 11/01/33	8,656,398	8,856,239
5.000%, 07/01/34	10,371,644	10,602,980
5.000%, 08/01/34	927,283	947,966
5.000%, 03/01/35	680,465	695,642
5.000%, 06/01/35	9,504,590	9,716,587
5.000%, 08/01/35	6,997,762	7,149,471
5.000%, 09/01/35	2,807,563	2,868,430
5.000%, 10/01/35	9,610,697	9,819,054
5.000%, 12/01/35	507,970	518,983
5.000%, 11/01/36	2,256,709	2,305,634
5.000%, 06/01/38	57,421	58,555
5.000%, 07/01/38	6,538,333	6,667,455
5.000%, TBA	43,000,000	43,779,375
5.262%, 01/25/43 (a)	758,155	771,185
5.500%, 08/01/22	458,735	480,711
5.500%, 12/01/22	37,460	39,255
5.500%, 09/01/24	2,670,006	2,777,176
5.500%, 02/01/35	11,272,008	11,706,927
5.500%, 04/01/35	2,887,471	2,991,663
5.500%, 09/01/35	8,929,848	9,252,073
5.500%, 12/01/35	743,912	770,755
5.500%, 02/01/36 (a)	14,276,026	14,909,084
5.500%, 11/01/36	19,039,667	19,693,969
5.500%, 08/01/37	12,315,349	12,759,735
5.500%, 04/01/38	259,021	267,746
5.500%, 05/01/38	1,797,096	1,857,629
5.500%, TBA	26,700,000	27,934,875
5.574%, 05/01/36 (a)	12,271,584	12,898,105

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
5.738%, 08/01/37 (a)	$11,327,404	$11,836,146
6.000%, 06/01/32	211,506	223,010
6.000%, 01/01/33	753,343	794,321
6.000%, 04/01/35	6,114,181	6,435,422
6.000%, 10/01/36	10,935,264	11,454,902
6.000%, 11/01/36	9,401,100	9,847,836
6.000%, 09/01/37	131,796	137,935
6.000%, 10/01/37	20,990,714	21,968,504
6.000%, 11/01/37	48,127,148	50,369,008
6.500%, 12/01/10	777	802
6.500%, 04/01/13	28,524	30,308
6.500%, 07/01/13	17,109	18,180
6.500%, 06/01/17	297,858	315,695
6.500%, 03/01/26	3,652	3,939
6.500%, 12/01/27	6,500	6,983
6.500%, 04/01/29	209,824	225,978
6.500%, 05/01/32	340,577	363,320
6.500%, 07/01/32	2,654,017	2,891,204
6.500%, 09/01/34	300,341	321,652
6.500%, 11/01/36	487,199	519,713
6.500%, 09/01/37	727,472	775,795
6.500%, 10/01/37	49,696	52,997
6.500%, TBA	20,000,000	21,300,000
6.509%, 07/01/37 (a)	673,153	706,588
7.000%, 12/01/14	18,480	19,523
7.000%, 07/01/15	3,543	3,755
7.000%, 11/01/23	5,095	5,603
7.000%, 02/01/28	15,477	16,986
7.000%, 10/01/28	126,221	138,584
7.000%, 11/01/28	7,002	7,675
7.000%, 02/01/29	28,342	31,110
7.000%, 01/01/30	12,718	13,964
7.000%, 11/01/31	87,240	95,576
7.000%, 01/01/34	528,742	577,727
7.500%, 02/01/16	65,672	69,787
7.500%, 11/01/29	51,112	55,682
7.500%, 11/01/30	19,809	21,627
7.500%, 01/01/31	8,870	9,683
7.500%, 04/01/32	42,072	45,752
7.500%, 05/01/32	25,893	28,158
8.000%, 05/01/28	7,651	8,373
8.000%, 08/01/30	3,176	3,466
8.000%, 10/01/30	10,395	11,342
8.000%, 02/01/31	283,905	310,377
8.000%, 07/01/32	1,356	1,477
11.500%, 09/01/19	496	558
12.000%, 10/01/15	28,766	32,001
12.000%, 01/15/16	1,248	1,391
12.500%, 09/20/15	1,438	1,613
12.500%, 01/15/16	12,079	13,703
Government National Mortgage Association 5.500%, 09/15/34	1,812,974	1,881,102
5.500%, 06/15/35	540,785	560,600
5.500%, 12/15/35	3,899,348	4,042,222
6.000%, 03/15/33	4,141,398	4,350,248

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association
6.000%, 10/15/36	$471,983	$491,449
6.000%, 02/15/37	110,244	115,231
6.000%, 11/15/37	144,292	150,236
6.000%, TBA	10,000,000	10,412,520
6.500%, 06/15/31	21,261	22,903
6.500%, 08/15/34	640,585	681,447
7.000%, 09/15/31	33,034	36,093
7.500%, 01/15/29	13,819	15,169
7.500%, 09/15/29	11,058	12,138
7.500%, 02/15/30	17,868	19,544
7.500%, 05/15/30	12,970	14,199
7.500%, 09/15/30	26,581	29,101
8.500%, 05/15/18	18,851	20,495
8.500%, 06/15/25	103,310	111,809
9.000%, 09/15/09	223	227
9.000%, 12/15/16	9,968	10,796

		745,829,101

Government Agency—1.3%
Financing Corp. Strips Zero Coupon, 06/27/11	13,949,000	13,299,479
National Archives Facility Trust 8.500%, 09/01/19	4,608,374	5,511,661

		18,811,140

U.S. Treasury—21.6%
U.S. Treasury Bond Principal Strip Zero Coupon, 11/15/09	7,500,000	7,485,945
U.S. Treasury Bonds 3.500%, 02/15/39	4,910,000	4,245,628
7.125%, 02/15/23 (c)	25,770,000	33,674,149
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (c)	21,496,897	21,046,795
2.375%, 01/15/27 (c)	10,192,468	10,552,385
U.S. Treasury Inflation Indexed Notes (TII) 0.875%, 04/15/10 (c)	35,341,014	35,341,014
1.375%, 07/15/18 (c)	80,092	77,639
U.S. Treasury Notes 2.375%, 03/31/16 (c)	47,540,000	45,300,438
3.750%, 11/15/18 (c)	125,000,000	127,158,750
4.000%, 08/31/09 (c)	14,790,000	14,881,284
4.000%, 08/15/18 (c)	20,000	20,745
4.750%, 05/31/12 (c)	5,370,000	5,854,976

		305,639,748

Total Fixed Income (Identified Cost $1,302,191,852)		1,215,132,351

Preferred Stock—0.0%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (c)	150,025	$183,030
Federal National Mortgage Association (c)	108,775	145,759

Total Preferred Stock (Identified Cost $6,470,000)		328,789

Short Term Investments—33.1%
	Shares/Par Amount

Discount Notes—2.1%
Federal National Mortgage Association 0.010%, 08/03/09	$30,000,000	29,996,150

Mutual Funds—12.6%
State Street Navigator Securities Lending Prime Portfolio (d)	177,151,128	177,151,128

Repurchase Agreement—3.0%
Deutsche Bank Repurchase Agreement dated 06/30/09 at 0.070% to be repurchased at $42,500,083 on 07/01/09, collateralized by $43,028,000 Federal Home Loan Mortgage Corp 1.722% due 11/04/27 with a value of $43,349,979.	42,500,000	42,500,000

U.S. Treasury—15.4%
U.S. Treasury Bills 0.010%, 07/30/09 (c)	135,000,000	134,985,436
0.010%, 10/29/09 (c)	50,000,000	49,971,750
0.010%, 03/11/10 (c)	32,900,000	32,774,682

		217,731,868

Total Short Term Investments (Identified Cost $467,379,146)		467,379,146

Total Investments—119.0% (Identified Cost $1,776,040,998) (e)		1,682,840,286
Liabilities in excess of other assets		(269,212,200)

Net Assets—100%		$1,413,628,086

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2009.
(b)	Non-Income Producing; Defaulted Bond.
(c)	All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $174,445,071 and the collateral received consisted of cash in the amount of $177,151,128 and non-cash collateral with a value of $739,860. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(d)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $1,776,040,998 and the composition of unrealized appreciation and depreciation of investment securities was $28,554,568 and $(121,755,280), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, the market value of 144A securities was $26,750,896, which is 1.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts
Futures Contracts-Long*	Counterparty	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2009	Unrealized Appreciation/ Depreciation
90 Day Eurodollar Futures	JPMorgan Chase	9/14/2009	842	$206,118,523	$209,089,650	$2,971,127
90 Day Eurodollar Futures	JPMorgan Chase	6/14/2010	384	94,102,853	94,516,800	413,947
90 Day Eurodollar Futures	JPMorgan Chase	9/13/2010	421	102,983,757	103,229,200	245,443
90 Day Eurodollar Futures	JPMorgan Chase	12/13/2010	106	25,791,590	25,889,175	97,585
90 Day Eurodollar Futures	JPMorgan Chase	3/14/2011	407	99,489,569	99,058,713	(430,856)
U.S. Treasury Notes 10 Year Futures	JPMorgan Chase	9/21/2009	2,231	261,241,233	259,388,609	(1,852,624)

Futures Contracts-Short*
U.S. Treasury Notes 5 Year Futures	JPMorgan Chase	9/30/2009	(1,126)	(130,491,323)	(129,173,313)	1,318,010

Net Unrealized Appreciation						$2,762,632

Options Written

Options Written-Calls*	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 6/30/2009	Unrealized Depreciation
Eurodollar Futures 97.625 Call	JPMorgan Chase	9/14/2009	(842)	$(650,540)	$(3,594,288)	$(2,943,748)

*	Amounts shown in the tables above are indicative of the Portfolio’s typical activity in these types of contracts during the six-month period ended June 30, 2009.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described bellow:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed	$—	$33,547,543	$—	$33,547,543
Collateralized-Mortgage Obligation	—	95,340,996	—	95,340,996
Commercial Mortgage-Backed Securities	—	15,963,823	—	15,963,823
Federal Agencies	—	745,829,101	—	745,829,101
Government Agency	—	18,811,140	—	18,811,140
U.S. Treasury	—	305,639,748	—	305,639,748
Total Fixed Income	—	1,215,132,351	—	1,215,132,351

Preferred Stock
Thrifts & Mortgage Finance	328,789	—	—	328,789
Short Term Investments
Discount Notes	—	29,996,150	—	29,996,150
Mutual Funds	177,151,128	—	—	177,151,128
Repurchase Agreement	—	42,500,000	—	42,500,000
U.S. Treasury	—	217,731,868	—	217,731,868
Total Short Term Investments	177,151,128	290,228,018	—	467,379,146

Total Investments	$177,479,917	$1,505,360,369	$—	$1,682,840,286

Futures Contracts*
Futures Contracts Long (Appreciation)	$3,728,102	$—	$—	$3,728,102
Futures Contracts Long (Depreciation)	(2,283,480)	—	—	(2,283,480)
Futures Contracts Short (Appreciation)	1,318,010	—	—	1,318,010
Total Futures Contracts	2,762,632	—	—	2,762,632

Options Written*
Options Written Calls (Depreciation)	(2,943,748)	—	—	(2,943,748)

*	Derivative instruments such as futures, forwards, swap contracts and written options are valued based on the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)(b)		$1,682,840,286
Cash		25,912
Receivable for:
Securities sold		84,026,876
Fund shares sold		809,160
Accrued interest		6,212,558

Total Assets		1,773,914,792
Liabilities
Payable for:
Securities purchased	$177,269,623
Fund shares redeemed	1,020,644
Futures variation margin	480,651
Collateral for securities loaned	177,151,128
Options written, at fair value (c)	3,594,288
Accrued expenses:
Management fees	555,931
Distribution & service fees	68,144
Deferred directors’ fees	10,241
Other expenses	136,056

Total Liabilities		360,286,706

Net Assets		$1,413,628,086

Net assets consists of:
Capital paid in		$1,501,899,002
Undistributed net investment income		20,643,402
Accumulated net realized losses		(15,532,491)
Unrealized depreciation on investments, futures contracts and options		(93,381,827)

Net Assets		$1,413,628,086

Net Assets
Class A		$1,050,001,154
Class B		299,208,756
Class E		64,418,176

Capital Shares (Authorized) Outstanding
Class A (150,000,000)		91,924,931
Class B (50,000,000)		26,285,765
Class E (20,000,000)		5,657,107

Net Asset Value and Redemption Price Per Share
Class A		$11.42
Class B		11.38
Class E		11.39

(a) Identified cost of investments		$1,776,040,998
(b) Includes cash collateral for securities loaned of		177,151,128
(c) Premiums received on written options		650,540

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Interest		$25,564,339 (a)

Expenses
Management fees	$3,257,622
Distribution & service fees—Class B	344,243
Distribution & service fees—Class E	49,767
Directors’ fees and expenses	15,805
Custodian	67,658
Audit and tax services	19,174
Legal	23,001
Printing	102,536
Insurance	9,328
Miscellaneous	5,080

Total expenses		3,894,214

Net Investment Income		21,670,125

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	2,396,290
Futures contracts—net	(5,873,242)
Options—net	278,178	(3,198,774)

Change in unrealized depreciation on:
Investments—net	(5,670,717)
Futures contracts—net	(6,653,540)
Options—net	(147,853)	(12,472,110)

Net loss		(15,670,884)

Net Increase in Net Assets From Operations		$5,999,241

(a)	Includes income on securities loaned of $669,030.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$21,670,125	$58,922,645
Net realized gain (loss)	(3,198,774)	5,460,742
Change in unrealized depreciation	(12,472,110)	(75,915,032)

Increase (decrease) in net assets from operations	5,999,241	(11,531,645)

From Distributions to Shareholders
Net investment income
Class A	(46,093,982)	(45,803,273)
Class B	(12,466,871)	(9,570,316)
Class E	(2,965,636)	(3,580,246)

Total distributions	(61,526,489)	(58,953,835)

Increase in net assets from capital share transactions	150,214,454	39,042,622

Total increase (decrease) in net assets	94,687,206	(31,442,858)

Net Assets
Beginning of the period	1,318,940,880	1,350,383,738

End of the period	$1,413,628,086	$1,318,940,880

Undistributed Net Investment Income
End of the period	$20,643,402	$60,499,766

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	11,776,011	$136,843,894	32,176,748	$390,719,708
Reinvestments	4,043,332	46,093,982	3,813,761	45,803,273
Redemptions	(6,876,891)	(80,866,879)	(35,673,810)	(424,028,463)

Net increase	8,942,452	$102,070,997	316,699	$12,494,518

Class B
Sales	6,108,727	$71,151,535	10,004,147	$120,227,070
Reinvestments	1,096,471	12,466,871	799,525	9,570,316
Redemptions	(2,737,746)	(31,905,462)	(7,223,550)	(86,313,042)

Net increase	4,467,452	$51,712,944	3,580,122	$43,484,344

Class E
Sales	203,442	$2,370,990	541,261	$6,580,861
Reinvestments	260,830	2,965,636	298,852	3,580,246
Redemptions	(760,091)	(8,906,113)	(2,253,679)	(27,097,347)

Net decrease	(295,819)	$(3,569,487)	(1,413,566)	$(16,936,240)

Increase derived from capital share transactions		$150,214,454		$39,042,622

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.92		$12.48	$12.30	$12.22	$12.43	$12.34

Income (Loss) from Investment Operations
Net investment income	0.19	(a)	0.50 (a)	0.57 (a)	0.46	0.19	0.20
Net realized and unrealized gain (loss) of investments	(0.14)		(0.53)	(0.05)	0.03	0.01	0.18

Total from investment operations	0.05		(0.03)	0.52	0.49	0.20	0.38

Less Distributions
Distributions from net investment income	(0.55)		(0.53)	(0.34)	(0.41)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.55)		(0.53)	(0.34)	(0.41)	(0.41)	(0.29)

Net Asset Value, End of Period	$11.42		$11.92	$12.48	$12.30	$12.22	$12.43

Total Return (%)	0.46	(b)	(0.36)	4.35	4.16	1.72	3.01
Ratio of operating expenses to average net assets (%)	0.52	(c)	0.52	0.54	0.58	0.61	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	N/A		N/A	N/A	N/A	N/A	0.64
Ratio of net investment income to average net assets (%)	3.30	(c)	4.12	4.66	4.36	3.00	1.56
Portfolio turnover rate (%)	302	(c)	436	685	835	964	977
Net assets, end of period (in millions)	$1,050.00		$989.32	$1,032.05	$886.81	$471.70	$148.05

	Class B
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.87		$12.43	$12.25	$12.16	$12.38	$12.31

Income (Loss) from Investment Operations
Net investment income	0.18	(a)	0.46 (a)	0.54 (a)	0.44	0.25	0.16
Net realized and unrealized gain (loss) of investments	(0.15)		(0.52)	(0.05)	0.02	(0.08)	0.17

Total from investment operations	0.03		(0.06)	0.49	0.46	0.17	0.33

Less Distributions
Distributions from net investment income	(0.52)		(0.50)	(0.31)	(0.37)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.52)		(0.50)	(0.31)	(0.37)	(0.39)	(0.26)

Net Asset Value, End of Period	$11.38		$11.87	$12.43	$12.25	$12.16	$12.38

Total Return (%)	0.29	(b)	(0.53)	4.03	3.91	1.39	2.70
Ratio of operating expenses to average net assets (%)	0.77	(c)	0.77	0.79	0.83	0.86	0.89
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	N/A		N/A	N/A	N/A	N/A	0.89
Ratio of net investment income to average net assets (%)	3.06	(c)	3.87	4.41	4.08	2.76	1.81
Portfolio turnover rate (%)	302	(c)	436	685	835	964	977
Net assets, end of period (in millions)	$299.21		$258.92	$226.69	$182.47	$117.26	$35.07

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2009		Year ended December 31,
			2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.88		$12.44	$12.26	$12.18	$12.38	$12.31

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.48 (a)	0.55 (a)	0.54	0.34	0.17
Net realized and unrealized gain (loss) of investments	(0.13)		(0.53)	(0.05)	(0.07)	(0.15)	0.17

Total from investment operations	0.05		(0.05)	0.50	0.47	0.19	0.34

Less Distributions
Distributions from net investment income	(0.54)		(0.51)	(0.32)	(0.39)	(0.15)	(0.14)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.54)		(0.51)	(0.32)	(0.39)	(0.39)	(0.27)

Net Asset Value, End of Period	$11.39		$11.88	$12.44	$12.26	$12.18	$12.38

Total Return (%)	0.40	(b)	(0.43)	4.13	3.97	1.58	2.81
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.67	0.69	0.73	0.76	0.79
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	N/A		N/A	N/A	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	3.14	(c)	3.98	4.51	4.13	2.74	1.42
Portfolio turnover rate (%)	302	(c)	436	685	835	964	977
Net assets, end of period (in millions)	$64.42		$70.71	$91.64	$102.22	$117.41	$123.46

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio had previously entered into a contractual agreement to limit the Portfolio expenses. This agreement expired in 2004.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Financial Derivative Instruments:

Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

(a) Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default.

(b) Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under SFAS No.133), categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation	$5,046,113	*	Net Assets—Unrealized depreciation	$(2,283,481)*
Interest Rate Contracts	Receivables	—		Payables—Options Written	(3,594,288)

Total		$5,046,113			$(5,877,769)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Derivatives not accounted for as hedging instruments under Statement 133
Location	Interest Rate Contracts	Total
Statement of Operations—Realized Gain (Loss)
Futures Contracts—net	$(5,873,242)	$(5,873,242)
Foreign Currency Contracts—net	—	—
Options—net	278,178	278,178

Total	$(5,595,064)	$(5,595,064)

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Derivatives not accounted for as hedging instruments under Statement 133
Location	Interest Rate Contracts	Total
Statement of Operations—Change in Unrealized Gain (Loss)
Futures Contracts—net	$(6,653,540)	$(6,653,540)
Foreign Currency Contracts—net	—	—
Options—net	(147,853)	(147,853)

Total	$(6,801,393)	$(6,801,393)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2009 was $314,030,623 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2009, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $144,852,362 (representing 10.2% of the Portfolio’s net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards of $507,028 expiring December 31, 2015.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$58,953,835	$33,314,247	$—	$—	$—	$—	$58,953,835	$33,314,247

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$61,154,844	$—	$(87,998,577)	$(507,028)	$(27,350,761)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(4,737,825)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$2,064,041,476	$59,937	$2,142,324,969	$86,033,042

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,033	$912,306
Options written	453	193,368
Options closed	0	0
Options expired	(644)	(455,134)

Options outstanding June 30, 2009	842	$650,540

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	0	$0
Options written	1,368	620,532
Options closed	(271)	(168,156)
Options expired	(1,097)	(452,376)

Options outstanding June 30, 2009	0	$0

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,257,622	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30, 2009 are footnoted in the Schedule of Investments.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio’s maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENT:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2009, the Zenith Equity Portfolio returned 5.43%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 3.16%.

MARKET ENVIRONMENT/CONDITIONS

The worst economic downturn since the 1930s—dubbed “The Great Recession” by some pundits—showed few signs of sustained improvement during the period; although at least the rapid rate of descent appeared to have slowed during the first half of 2009. The unemployment rate reached 9.5% in June as over six million jobs were lost over the past twelve months. Other economic statistics were more ambiguous: consumer confidence, although still well below its level of two years ago, recovered from the level reached in March and existing home sales improved modestly in response to lower house prices and improved availability of credit.

The Standard & Poor’s 500 Index, buoyed by a robust 15.9% return for the second quarter, returned 3.2% for the six months ending in June. The rout in stocks that began last summer continued into the first quarter of this year as the severity of the recession became apparent. A turnaround began in early March on improving sentiment and stocks surged over 35% from the low in early March to the end of the June. Growth outperformed value stocks during the first half of 2009 primarily due to the strength of technology companies compared to the relative weakness in traditional value stocks such as those in the Financials sector. Technology and Basic Materials were the best performing sectors over the six-month period. The Financials sector, despite a nearly 100% return from the middle of March to the end of June, was still among the worst performing sectors for the six month period (-3.4%) and was down over 38% for the twelve months ending in June.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund and the Met Investors Series Trust. At the beginning of 2009, the Portfolio consisted of the following underlying portfolios: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Capital Guardian U.S. Equity Portfolio. The Portfolio was rebalanced quarterly to maintain equal weightings among the component Portfolios. On May 1, 2009, the Capital Guardian U.S. Equity Portfolio merged into the Met Investors Series Trust Pioneer Fund Portfolio and the Pioneer Fund Portfolio became an underlying portfolio of the Zenith Equity Portfolio.

The Jennison Growth Portfolio was the biggest contributor to performance. In addition to its growth style, Jennison was helped by an overweight in the strong performing Information Technology sector and good security selection, especially in the Energy and Financials sectors. In Energy, they did not hold Exxon Mobil (-11.5%), but held Southwestern Energy (+34.1%); in Financials, they overweighted Goldman Sachs (+76.0%) and avoided Citigroup (-55.0%). The FI Value Leaders Portfolio had a negative impact on performance; its performance was hurt by its investment style, especially in the first quarter of 2009. Consistent with the value style indices, FI Value Leaders held a large part of its assets in the Financials sector, which struggled in the early part of the year. In contrast it held only a small exposure in the Investment Technology sector, which was the best performing sector during the period. FI Value Leaders was helped late in the period by the recovery in many financial stocks. During the four months prior to its merger into the Pioneer Fund Portfolio, the Capital Guardian U.S. Equity Portfolio held up slightly better than the S&P 500 Index due to good stock selection in the Financials sector (overweighting Goldman Sachs) and Information Technology (owning Google). In the two months since becoming part of the Portfolio at the beginning of May, the Pioneer Fund Portfolio modestly trailed the Index in this short period due to a modest underweight in the beaten down Financials sector (which rallied strongly in the second quarter).

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

	6 Months	1 Year	5 Year	10 Year
Zenith Equity Portfolio	5.43	-26.27	-2.66	-2.09
S&P 500 Index	3.16	-26.21	-2.24	-2.22

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

Top Holdings

% of Total Net Assets
Metropolitan Series Fund Inc.—FI Value Leaders Portfolio, (Class A)	33.7
Metropolitan Series Fund Inc.—Jennison Growth Portfolio, (Class A)	33.3
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	33.0

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account value June 30, 2009	Expenses paid during period* January 1, 2009 to June 30, 2009
Zenith Equity(a)	Actual	0.74%	$1,000.00	$1,054.30	$3.77
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,482,303	$152,588,227
Jennison Growth Portfolio, (Class A) (a)	17,130,161	150,745,415
Pioneer Fund Portfolio, (Class A) (b)	14,847,574	149,366,599

Total Mutual Funds (Identified Cost $643,403,491)		452,700,241

Total Investments 100.0% (Identified Cost $643,403,491) (c)		452,700,241
Liabilities in excess of other assets		(42,071)

Net Assets—100%		$452,658,170

(a)	A Portfolio of the Metropolitan Series Fund, Inc.
(b)	A Portfolio of the Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $643,403,491 and the unrealized depreciation of investment securities was $(190,703,250).

VALUATION INPUTS

The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs ( including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009 by security type as required by FAS 157-4:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$452,700,241	$—	$—	$452,700,241
Total Investments	$452,700,241	$—	$—	$452,700,241

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2009 (Unaudited)

Assets
Investments at value (a)		$452,700,241
Cash		88
Receivable for:
Securities sold		422,181
Fund shares sold		3,636

Total Assets		453,126,146
Liabilities
Payable for:
Fund shares redeemed	$425,817
Accrued expenses:
Deferred directors’ fees	23,958
Other expenses	18,201

Total Liabilities		467,976

Net Assets		$452,658,170

Net assets consists of:
Capital paid in		$665,029,059
Undistributed net investment income		8,246,167
Accumulated net realized losses		(29,913,806)
Unrealized depreciation on investments		(190,703,250)

Net Assets		$452,658,170

Net Assets
Class A		$452,658,170

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,975,362

Net Asset Value and Redemption Price Per Share
Class A		$229.15

(a) Identified cost of investments		$643,403,491

Statement of Operations

Six months ended June 30, 2009 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$8,467,292

Expenses
Directors’ fees and expenses	$3,719
Custodian	14,077
Audit and tax services	10,218
Legal	7,141
Miscellaneous	4,286

Total Expenses		39,441

Net Investment Income		8,427,851

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(14,275,923)
Change in unrealized appreciation on:
Investments—net		28,054,669

Net gain		13,778,746

Net Increase in Net Assets From Operations		$22,206,597

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2009	Year ended December 31, 2008
From Operations
Net investment income	$8,427,851	$12,749,971
Net realized gain (loss)	(14,275,923)	73,355,277
Change in unrealized appreciation (depreciation)	28,054,669	(391,180,914)

Increase (decrease) in net assets from operations	22,206,597	(305,075,666)

From Distributions to Shareholders
Net investment income	(27,074,881)	(18,168,336)
Net realized gain	(66,972,312)	(4,644,866)

Total distributions	(94,047,193)	(22,813,202)

Increase (decrease) in net assets from capital share transactions	69,507,779	(70,097,264)

Total decrease in net assets	(2,332,817)	(397,986,132)

Net Assets
Beginning of the period	454,990,987	852,977,119

End of the period	$452,658,170	$454,990,987

Undistributed Net Investment Income
End of the period	$8,246,167	$26,893,197

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Sales	26,414	$6,566,874	144,954	$45,318,219
Reinvestments	449,771	94,047,193	53,615	22,813,202
Redemptions	(127,365)	(31,106,288)	(390,997)	(138,228,685)

Net increase (decrease)	348,820	$69,507,779	(192,428)	$(70,097,264)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2009		Year ended December 31,
			2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$279.73		$468.93	$448.85		$416.68	$381.97	$345.68

Income (Loss) From Investment Operations
Net investment income	4.80	(a)	7.34 (a)	2.91	(a)	3.40	2.29	3.44
Net realized and unrealized gain (loss) of investments	4.61		(183.50)	20.66		31.01	35.94	34.45

Total from investment operations	9.41		(176.16)	23.57		34.41	38.23	37.89

Less Distributions
Distributions from net investment income	(17.27)		(10.38)	(3.49)		(2.24)	(3.52)	(1.60)
Distributions from net realized capital gains	(42.72)		(2.66)	0.00		0.00	0.00	0.00

Total distributions	(59.99)		(13.04)	(3.49)		(2.24)	(3.52)	(1.60)

Net Asset Value, End of Period	$229.15		$279.73	$468.93		$448.85	$416.68	$381.97

Total Return (%)	5.43	(b)	(38.52)	5.26		8.28	10.15	11.00
Ratio of operating expenses to average net assets (%)	0.02	(c)(d)	0.01 (c)	0.01	(c)	0.01 (c)	0.01 (c)	0.01 (c)
Ratio of net investment income to average net assets (%)	3.99	(d)	1.92	0.62		0.72	0.52	0.91
Portfolio turnover rate (%)	8	(d)	17	11		6	5	4
Net assets, end of period (in millions)	$452.66		$454.99	$852.98		$937.98	$996.86	$1,029.38

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Asset Allocation Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$18,168,336	$6,947,399	$4,644,866	$—	$—	$—	$22,813,202	$6,947,399

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$26,880,564	$66,815,967	$(228,712,001)	$—	$(135,015,470)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(5,527,456)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2009, purchases and sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio were $17,679,710 and $33,808,183, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Deferred Directors Fees

Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors’ fees in the Statements of Assets and Liabilities.

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2009 (Unaudited)—(Continued)

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2009

FI Value Leaders Portfolio	1,442,626	124,441	84,764	1,482,303

Jennison Growth Portfolio	19,282,892	55,394	2,208,125	17,130,161

Pioneer Fund Portfolio	0	15,122,852	275,278	14,847,574

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2009

FI Value Leaders Portfolio	$(4,695,368)	$0	$4,420,908	$152,588,227

Jennison Growth Portfolio	(4,384,371)	0	306,681	150,745,415

Pioneer Fund Portfolio	(1,488,671)	0	0	149,366,599

6.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

7.	RECENT ACCOUNTING PRONOUNCEMENT:

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FAS 157-4”) effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

MSF-11

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-12

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	September 3, 2009

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	September 3, 2009

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act